UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-23235

Morningstar Funds Trust

(Exact name of registrant as specified in charter)

Morningstar Funds Trust

22 W. Washington Street

Chicago, IL 60602

(Address of principal executive offices) (Zip code)

D. Scott Schilling

Morningstar Funds Trust

22 W. Washington Street

Chicago, IL 60602

With a copy to:

Eric S. Purple

Stradley Ronon Stevens & Young, LLP

2000 K Street N.W., Suite 700

Washington, District of Columbia, 20006

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 696-6000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2021

Item 1. Reports to Stockholders.

(a)	Report pursuant to Rule 30e-1

April 30, 2021

A N N U A L   R E P O R  T

Morningstar Funds Trust

Morningstar U.S. Equity Fund

Morningstar International Equity Fund

Morningstar Global Income Fund

Morningstar Total Return Bond Fund

Morningstar Municipal Bond Fund

Morningstar Defensive Bond Fund

Morningstar Multisector Bond Fund

Morningstar Unconstrained Allocation

Fund Morningstar Alternatives Fund

Morningstar Funds Trust     April 30, 2021

Introduction

Morningstar Investment Management LLC launched an open-end management investment company consisting of nine separate portfolios (each a fund) that span the investment opportunity set1. Most of these Funds were designed to provide exposure to a broad asset class, such as U.S. equities, while our active management of each Fund’s asset allocation and active managers (known as “subadvisers”) will adjust exposures to subasset classes (such as small-cap value) based on our valuation views and those of the subadvisers.

Concept and Structure

We created the Morningstar Funds Trust using an open architecture, multimanager approach, hiring as active subadvisers both institutional managers and other managers whose mutual funds were previously used in Morningstar® Managed PortfoliosSM. Our analysts and portfolio managers continually use research, data, and analysis from Morningstar, Inc. and its affiliates to study the subadvisers and their investments closely and determine which fit best with our investment philosophy and the investment objectives of each Morningstar Fund2. We have selected managers we believed were independent, skilled investors in their respective asset classes.

Consistent with our investment approach, our asset allocation process for the Morningstar Funds is based on fundamentals and driven by valuations. We look for asset classes and sub-asset classes around the globe that, in our view, offer fundamental value relative to price. Allocations within each Fund are in line with what we believe to reflect the best risk-adjusted opportunities.

How to Read This Report

This report outlines the structure and performance of the assets comprised by the Morningstar Funds Trust from May 1, 2020 through April 30, 2021. Included are fund holdings, positioning and performance summaries, including relevant commentary and examples that may aid understanding of returns for the year.

The commentary, views, and opinions in this report were current as of April 30, 2021. Our views reflect performance results net of fees and expenses as of the end of the reporting year.

Statements made within this report are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change views about individual holdings, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Morningstar Funds’ future investment intent.

1 All references to “we” or “our” in this report, including the funds’ performance summaries, refer to Morningstar Investment Management LLC.

2 Morningstar Funds Trust is an open-end management investment company registered under the Investment Company Act of 1940 (as amended). Use of the term “Morningstar Funds” hereafter refers to Morningstar Funds Trust, or its individual series, as applicable.

Morningstar Funds Trust     April 30, 2021

Morningstar Funds Trust     April 30, 2021

Statement of Shareholder Rights

It is important to note that as a shareholder, you have certain rights and protections, chief among them an independent Board of Trustees (the “Trustees”), whose main role is to represent your interests.

The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of each Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each Fund. The “Independent Trustees” are Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (e.g. not a Morningstar employee).

For more information about the Independent Trustees, please see the Fund Governance Matters section of this shareholder report.

You may contact the Trustees with comments or concerns about your investment in the Morningstar Funds:

By mail:  Morningstar Funds Trust

c/o D. Scott Schilling, Chief Compliance Officer

22 West Washington Street

Chicago, IL 60602

By email: BoardofTrustees.MorningstarFundsTrust@morningstar.com

Morningstar Funds Trust     April 30, 2021

Fund Governance Matters

Who is representing you as a shareholder of a Morningstar Fund?

The Morningstar Funds’ Board of Trustees represents shareholder interests. The Morningstar Funds’ Board of Trustees is comprised of 5 trustees – 4 are “independent” trustees and 1 is an “interested” trustee as a result of being an employee of Morningstar. Additional information about the Board can be found in Morningstar Fund Trust’s Statement of Additional Information (SAI), available at https://connect.rightprospectus.com/ Morningstar. Information about the Trustees and the Board’s policies are available at https://www.morningstar.com/company/morningstar-funds-governance.

What is the diversity of the Board of Trustees?

The 4 Independent Trustees self-identify as follows:

•	2 as women, and 2 as men; and

•	1 as Hispanic, and 4 as white

The 1 Interested Trustee self-identifies as a white man.

In terms of leadership positions of the Board:

•	Chair of the Board is a woman;

•	Chair of the Governance Committee is a Hispanic man; and

•	Chair of the Audit Committee is a white man.

How are Independent Trustees compensated?

Beginning in June 2020, Independent Trustees’ compensation is in the form of an annual retainer with the Chair of the Board (an Independent Trustee) and the Chair of the Audit Committee (an Independent Trustee) receiving an additional annual amount as a result of holding those positions. The Independent Trustees do not receive a separate meeting fee. Prior to June 2020, however, the Independent Trustees received both an annual retainer plus a per meeting fee.

Effective January 1, 2021, the compensation adopted by the Board provides for an annual retainer for Independent Trustees of $141,000 per year. The Chair of the Board (an Independent Trustee) is paid an additional retainer of $43,000, while the Chair of the Audit Committee (an Independent Trustee) is paid an additional $15,000.

All Independent Trustees are reimbursed for expenses connected with attending a Board meeting, most notably airfare and lodging expenses. Independent Trustees’ annual retainer and costs in connection with attending a Board meeting are allocated among each of the nine Morningstar Funds. The Trust has no pension or retirement plan for the Independent Trustees.

Morningstar Funds Trust     April 30, 2021

Fund Governance Matters (continued)

Are Independent Trustees required to invest in the Morningstar Funds?

Yes, the Independent Trustees were required to make investments in the Morningstar Funds of at least $132,000 in the aggregate at December 31, 2020. Each independent trustee has met this investment requirement. For more information on the Independent Trustees investments in Morningstar Funds, please see the Trustee Ownership of Portfolio Shares table within the Trustees and Executive Officers section of the Statement of Additional Information available at https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust     April 30, 2021

Letter to Shareholders

To Our Shareholders:

Thank you for your continued confidence in Morningstar Funds.

The year 2020 was one of the most astonishing years in market history. As investors began to understand the reach of the Coronavirus and the resulting lockdowns around the world, nearly all asset classes fell at record-breaking paces, wiping out $16 trillion in value from investor portfolios between February 19 and March 20.

Credit markets were the first to recover once the Fed intervened with a series of accommodating policies. Equities soon followed. After falling 33% between February 17 and March 20, the Morningstar Global Markets Index finished the calendar year up 21%.

As noted in last year’s shareholder letter, our valuation-driven asset allocation is intended to shelter our funds in market downturns. The 2020 lockdowns, however, were a boon to high-priced IT and stay-at-home companies; those stocks proved defensive during the sell-off and rallied faster than their cyclical counterparts—which dominated our equity funds—during the initial recovery. In fact, the 12-month return spread between “growth” stocks and “value” stocks—typically defined by traditional valuation metrics such as price-to-book and price-to-earnings—peaked at 51% in September, as measured by the Morningstar U.S. Value Index and the Morningstar U.S. Growth Index. That marked the second widest spread in history after the dot-com bubble.

We wrote last year’s shareholder letter when the value-growth dispersion pushed our relative performance close to its most painful point. We nevertheless promised to maintain our focus on valuations and fundamentals instead of blindly chasing high-flying tech stocks. As teeth-grinding as it felt, this proved to be the right approach as the months passed. When vaccine news took hold, market winds suddenly shifted—as they are prone to do—and we saw cheaper, economically-sensitive stocks claim market leadership. That value rally continued through the first calendar-year quarter of 2021, bolstering the absolute and relative results of Morningstar U.S. Equity Fund, Morningstar International Equity Fund, and Morningstar Unconstrained Allocation Fund.

We saw less dramatic performance swings elsewhere in our fund lineup. Due in part to a significant allocation to Treasuries as an offset to credit and equity risks, Morningstar Global Income Fund suffered a less severe loss in the first calendar-year quarter but rallied less than other strategies during the recovery. With the exception of Morningstar Multisector Bond Fund, which proved defensive relative to its benchmark, our fixed-income funds generally suffered selloffs alongside broad bond markets in the first calendar-year quarter; they recovered in relative and absolute terms as spread sectors tightened. Morningstar Alternatives Fund, meanwhile, generated strong risk-adjusted results relative to other alternative strategies by minimizing losses and recovering quickly, due in part to the underlying convertible arbitrage subadviser, a typically moderate-returns strategy that generated outsized gains in the back half of 2020.

Today, we believe that cyclical value stocks remain more attractive than growth companies, though the gap has narrowed. While we are monitoring excesses in today’s market—visible in IPOs, for example, or in the level of mergers and acquisitions—we believe post mass vaccination re-openings and accommodative fiscal and

Morningstar Funds Trust     April 30, 2021

Letter to Shareholders (continued)

monetary policies offer a measure of support to asset prices. So although we’ve begun to moderate position sizes favoring energy and financials, our portfolios still tilt toward these and other value-oriented stocks. This remains true despite our recent revisiting and revising of growth assumptions for sectors home to the e-commerce giants.

Of course, alongside our own valuation-driven asset allocation is the active security selection of the subadvisers; we see some of the same themes within their sleeves—few of our U.S. equity subadvisers have meaningful exposure to the FAANMG stocks*, for example. But there are also positions they own that our capital markets research has not identified. For example, all six subadvisers within Morningstar U.S. Equity Fund are overweight specialty chemical companies, and in Morningstar International Equity Fund, subadviser Harris Associates is currently finding value in European auto-related industries.

November 2021 will mark three years since the inception of the Morningstar Funds. Looking backward, the bulk of what we’ve learned over that 3-year period occurred in 2020. The unique 2020 challenges—and the lessons taken from them—will shape investor psychology and behavior for years to come. Of course, it will take time to process the full scale of experience, which includes the sudden shift to remote work, the economic and public health uncertainty, and the behavioral tests of a steep market sell-off followed by a wild rally and rotation in market leadership. But perhaps the most critical takeaway for us is already apparent: Our investment philosophy, which emphasizes fundamentals and takes a long-term perspective, proved invaluable in positioning the funds to begin their recovery. It has also acted as a touchstone as we continued to develop new research capabilities and enhance our investment process (e.g., integrating Environmental Social Governance (ESG) factors into the evaluation of fundamental risks for various asset classes). Market environments will come and go, our industry and even our investment team will continue to evolve, but this past year has further convinced us that our philosophy—the lens through which we see the markets—is as relevant and critical today as it was when we first launched our managed portfolios in 2001.

We remain grateful for the trust you’ve placed in us, and for your partnership in the Morningstar Funds, which we look forward to managing for decades to come.

*Facebook (FB), Amazon.com (AMZN), Apple (AAPL), Netflix (NFLX), Microsoft (MSFT) and Alphabet (GOOGL).

Marta Norton

Chief Investment Officer, Americas

Morningstar Investment Management LLC

Morningstar Funds Trust     April 30, 2021

Fund Information (unaudited)

Morningstar U.S. Equity Fund

General Information
Net Asset Value Per Share	$13.74
Total Net Assets (millions)	$1,703
Net Expense Ratio(a)	0.81%
Gross Expense Ratio(a)	0.87%
Portfolio Turnover Rate	68%
Number of Companies	307
Fund Inception	November 2, 2018
No sales charges or distribution fees

Portfolio Characteristics
Weighted Average Market Capitalization (billions)	$47.81
Price-to-Earnings Ratio(b)	23.65

Ten Largest Equities (%)(c)(d)(e)
Amazon.com, Inc.	2.0
Facebook, Inc., Class A	1.4
Microsoft Corp.	1.1
Visa, Inc., Class A	1.0
JPMorgan Chase & Co.	1.0
Citigroup, Inc.	0.9
Johnson & Johnson	0.9
DuPont de Nemours, Inc.	0.9
Thermo Fisher Scientific, Inc.	0.9
Apple, Inc.	0.9

Asset Allocation(c)

Sector Diversification (%)(c)(d)
Financial	18.0
Consumer, Noncyclical	14.9
Technology	11.8
Industrial	9.4
Consumer, Cyclical	9.0
Communications	8.6
Basic Materials	3.4
Utilities	2.7
Energy	1.3
Diversified	0.1

* Includes, if any, cash, short-term investments, receivables, payables and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.85% (the Base Expense Limitation Agreement). In addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 0.85% (the Supplemental Expense Limitation Agreement).

(b) Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources deemed reliable.

(c) Percentages shown are based on Net Assets.

(d) Excludes Investment Companies and Other.

(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited)

Morningstar U.S. Equity Fund

Investment Objective

Morningstar U.S. Equity Fund seeks long-term capital appreciation.

Investment Strategies

In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities of U.S.-based companies, and may invest up to 100% of its assets in such securities. The Fund seeks to provide broad U.S. equity exposure across market capitalizations and investment styles and has the flexibility to invest in large-cap, mid-cap, and small-cap common stocks across the growth and value style spectrum. The Fund may also invest in real estate investment trusts (REITs) and non-U.S. companies. The Fund may invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs), which could represent a significant percentage of assets. The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar U.S. Equity Fund returned 51.43% after expenses for the one-year period ending April 30, 2021. That compared to a 50.06% return for its benchmark, the Morningstar U.S. Market Index.

Following the pandemic-related selloff last February and March, global stocks rebounded strongly over the ensuing year thanks largely to low interest rates, fiscal stimulus, and the arrival of vaccines in late 2020. Our reporting period of May 1, 2020 to April 30, 2021 could really be divided into two periods with differing characteristics. After the U.S. stock market bottomed in late March 2020, it began its long rebound in April. But investors remained quite concerned about the dire economic conditions caused by state lockdowns and stay-at-home orders across the nation. As a result, the types of stocks that led the first phase of the rebound were those of less economically sensitive business, and businesses that could benefit from the work-from-home environment. Those tended to be technology, e-commerce, streaming, and other Internet-related stocks—what are traditionally considered “growth” stocks. In fact, growth stocks outperformed value stocks for five consecutive months through August (as measured by the Russell 3000 Growth and Russell 3000 Value indexes). Then as the vaccine news turned positive in the fall, investors started looking ahead to the economy’s re-opening. And economically sensitive sectors such as financials, energy, and industrials swung into favor—sectors that figure heavily in the value index.

Translating that to our May 2020 – April 2021 reporting period, growth stocks outperformed value stocks rather dramatically during the May-September 2020 leg, and then value stocks outperformed just as dramatically from October 2020 through April 2021.

We are value investors at heart, and throughout the past year the Fund definitely favored what we considered less-pricy areas of the market. Growth stocks had been on a tear in 2019, and we were leaning away from them, with underweights in technology and communication services (where the streaming and social-media stocks are found). We instead had overweights to value-oriented and cyclical areas like financial services, energy, and industrials, and the Fund was tilted toward our value-style subadvisers in general. That gave the portfolio an overall cyclical flavor, even though we had partially countered that with defensive positions in consumer staples and healthcare (and growth-stock exposure, albeit underweight).

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar U.S. Equity Fund

The portfolio’s value leaning worked against it in the initial phase of the market recovery when technology and Internet-related names were leading. In fact, the Fund lagged its benchmark by more than five percentage points from May 1, 2020 to September 30, 2020. But we stuck to our positioning based on what our research was telling us, and because of the almost unprecedented gap that had opened up between the 12-month returns of the Russell growth and value indexes. When our positions swung into favor in the second phase of the recovery, the Fund enjoyed strong returns. From October 1, 2020 through April 30, 2021, the Fund outperformed its benchmark by more than seven percentage points (and ended up moderately outperforming for the period as a whole).

One other factor that helped was the portfolio’s overweight to smaller-cap stocks. The Fund is intended to be an all-cap vehicle, and it generally has more small-cap exposure than the large-cap dominated benchmark. Small caps meaningfully outperformed large caps over the period, thanks to a powerful performance in the latter months. While our overweight to the financials sector was also a strong contributor, our energy overweight (much of which is energy infrastructure, such as pipelines and storage facilities) was a more nuanced story. It was a negative contributor as measured from May 1, 2020. But we had added to energy in the last week of March 2020, right around the bottom. Energy stocks rebounded much more than the overall market in April 2020, but April isn’t captured in this reporting period. The sector’s subsequent returns were tempered following that April spike. Positions that clearly worked against the Fund included defensive stakes in consumer staples and healthcare, which by their nature didn’t fully participate in the market rally. But we hold those positions for portfolio balance.

The Fund’s subadvisers contributed both positively and negatively. The sleeve run by small-cap growth manager Wasatch Advisors notched the most impressive gains among the six subadvisers—benefiting from the small-cap rally and also beating its style benchmark by a wide margin. The large-cap Easterly Investment Partners LLC sleeve also outgained its S&P 500 benchmark by double digits, and Diamond Hill Capital Management’s mid-value portfolio outperformed meaningfully. On the other hand, two of our value subadvisers, MFS Investment Management (large value) and Westwood Management (small value) were unable to match their benchmarks. Both managers target high-quality companies, which didn’t benefit as much from the value rally that started in October. Meanwhile, the large-growth sleeve run by ClearBridge Investments LLC lagged its Russell 1000 Growth benchmark. Its carefully diversified portfolio was less heavily weighted than the index in the highest-flying technology and Internet names.

As cyclical sectors have rallied back in recent months, we have gradually trimmed back those positions, inching the portfolio toward a more balanced stance in small steps. We haven’t wanted to shift too fast, though. The fact is, growth stocks had outperformed for several years before recently, and we believe there is room for the performance gap between value and growth returns to narrow further. Sometimes these reversions play out over years rather than months. More generally, we try to look through the present toward the future. Taking advantage of our team’s research and valuation analysis, we focus on positioning the portfolio in the best opportunities with a three- to five-year mindset.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar U.S. Equity Fund

Investment Subadvisers:

ClearBridge Investments, LLC

Diversified large-cap growth equity across stable, cyclical and select growth companies.

Diamond Hill Capital Management, Inc.

Targeted exposure to U.S. mid-cap value companies.

Easterly Investment Partners LLC (formerly Levin Easterly Partners LLC)

Provides large-cap blend U.S equity exposure.

Massachusetts Financial Services Company, d/b/a MFS Investment Management

Provides large-cap value exposure, favoring higher-quality, value companies with stronger balance sheets and more consistent profitability.

Wasatch Advisors, Inc.

Small-/mid-cap growth companies with the potential to deliver more stable profits while avoiding earlier-stage companies that may lack a proven track record of revenues and earnings.

Westwood Management Corp.

Provides small-cap equity with an emphasis on value.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar U.S. Equity Fund

Performance at a glance

Average Total Returns as of 04/30/21	1 year[2]	Since Inception[3]
Morningstar U.S. Equity Fund	51.43%	15.60%
Morningstar U.S. Market Index[1]	50.06%	21.68%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar U.S. Equity Fund shares versus the Morningstar U.S. Market Index (“the Index”) from its inception (November 2, 2018) to April 30, 2021 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar U.S. Equity Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar U.S. Equity Fund

This chart does not imply future performance.

1The Morningstar U.S. Market Index is a diversified, broad-market index that targets 97% market capitalization coverage of the U.S. stock market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2Represents performance from May 1, 2020 to April 30, 2021.

3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust     April 30, 2021

Fund Information (unaudited)

Morningstar International Equity Fund

General Information
Net Asset Value Per Share	$12.72
Total Net Assets (millions)	$1,074
Net Expense Ratio(a)	0.89%
Gross Expense Ratio(a)	1.08%
Portfolio Turnover Rate	41%
Number of Companies	247
Fund Inception	November 2, 2018
No sales charges or distribution fees

Portfolio Characteristics
Weighted Average Market Capitalization (billions)	$45.06
Price-to-Earnings Ratio(b)	19.80
Countries Represented	42
Emerging Markets(c)(d)	25.2%

Ten Largest Equities (%)(c)(d)(e)
Allianz S.E.	1.6
Lloyds Banking Group PLC	1.3
Intesa Sanpaolo S.p.A.	1.2
Bayer A.G.	1.1
Tencent Holdings Ltd.	1.1
Daimler A.G.	1.1
BNP Paribas S.A.	1.1
Bayerische Motoren Werke A.G.	1.1
Glencore PLC	1.1
AIA Group Ltd.	1.0

Asset Allocation(c)

Sector Diversification (%)(c)(d)
Financial	17.3
Consumer, Noncyclical	13.4
Consumer, Cyclical	8.5
Technology	8.2
Industrial	7.0
Communications	6.9
Basic Materials	5.0
Energy	2.1
Utilities	0.5
Diversified	0.2

Region Diversification (%)(c)(d)
Europe (excluding United Kingdom)	29.7
Pacific (excluding Japan)	22.0
United Kingdom	6.5
Japan	3.6
Latin America	3.5
Africa	1.8
Canada	1.5
Middle East	0.5

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.00% (the Base Expense Limitation Agreement). In addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 1.00% (the Supplemental Expense Limitation Agreement).

(b) Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources deemed reliable.

(c) Percentages shown are based on Net Assets.

(d) Excludes Investment Companies, Convertible Bonds and Other.

(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited)

Morningstar International Equity Fund

Investment Objective

Morningstar International Equity Fund seeks long-term capital appreciation.

Investment Strategies

In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities. Under normal circumstances, the Fund will invest approximately 80-100% of its assets in securities of issuers domiciled outside of the United States. The Fund may invest in developed and emerging markets and will typically invest in a minimum of 10 countries. The Fund seeks to provide broad international equity exposure across market capitalizations and investment styles and has the flexibility to invest in large-cap, mid-cap, and small-cap common stocks across the growth and value style spectrum. The Fund may also invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs), which could represent a significant percentage of assets. The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar International Equity Fund had a total return of 49.22% for the one-year period ended April 30, 2021, compared to 44.64% for the Morningstar Global Markets ex U.S. Index.

Following the pandemic-related sell off, global stocks rebounded strongly on the heels of monetary and fiscal stimulus, bolstered further by the arrival of vaccines in late 2020. Both developed and developing markets rallied, with economically sensitive sectors such as financials, materials and consumer discretionary leading the charge and regaining all of the ground lost during the steep correction in March of 2020. Defensive sectors such as consumer staples and health care lagged over the period, as did Japanese stocks.

Owing to the portfolio’s strong tilt toward cyclical sectors, the International Equity Fund benefited favorably over the period. Positions in European financials and consumer discretionary performed well, with automobile-related holdings posting particularly strong gains amid strong demand from Asia and the U.S. An overweight to semiconductor stocks also contributed to the Fund’s outperformance, boosted in part by healthy demand from mobile devices and from automakers. The Fund’s overall bias toward value stocks was a positive, as the MSCI EAFE Value Index outpaced the MSCI EAFE Growth Index by 2.6% over the one-year period.

The Fund’s positioning from a country perspective was more mixed. The portfolio’s emphasis on the U.K. continued to weigh on returns as it lagged most other developed-market countries. Overweights to Germany and Korea were positive contributors, as was the portfolio’s underweight to China and Japan, which lagged the broad market during the rebound.

A notable bright spot was our allocation to Harris Associates’ investment mandate, which steadfastly held on to its beleaguered holdings in financials, autos, and industrials through 2020’s most volatile days only to see them rebound sharply over the one-year period. Harding Loevner, which runs a growth mandate for the Fund, also outperformed the benchmark, while emerging-market subadvisers Lazard Asset Management and T. Rowe Price both lagged.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar International Equity Fund

Given the market’s strong absolute returns and accompanying higher valuations over the past year, we have grown less sanguine about outlook for stocks overall. That said, pockets of value do exist; the Fund retains its overweight to the U.K., for example, where we see attractive valuations and generous yields. Moreover, we’re cognizant that despite the recent run up in value stocks, the longer-term performance and valuation deficit with growth stocks endures and remains wide by historical standards. Because this wide spread persists, we believe our valuation-oriented approach bodes well for the Fund’s prospects on a relative basis.

Investment Subadvisers:

Harding Loevner L.P.

Provides growth-leaning exposure to non-U.S. developed equity markets.

Harris Associates L.P.

Provides exposure to value-leaning, non-U.S. developed equity markets.

Lazard Asset Management LLC

Provides active equity exposure to emerging-markets value companies.

T. Rowe Price Associates, Inc.

Provides active exposure to emerging-markets growth companies.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar International Equity Fund

Performance at a glance

Average Total Returns as of 04/30/21	1 year[2]	Since Inception[3]
Morningstar International Equity Fund	49.22%	12.66%
Morningstar Global Markets ex U.S. Index (net)[1]	44.64%	13.30%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar International Equity Fund shares versus the Morningstar Global Markets ex U.S. Index (net) (“the Index”) from its inception (November 2, 2018) to April 30, 2021 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar International Equity Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.

Morningstar International Equity Fund

This chart does not imply future performance.

1 The Morningstar Global Markets ex U.S. Index (net) captures the performance of the stocks located in the developed and emerging countries across the world, excluding the United States. Stocks in the index are weighted by their float capital, which removes corporate cross-ownership, government holdings and other locked-in shares. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.

2 Represents performance from May 1, 2020 to April 30, 2021.

3 Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust     April 30, 2021

Fund Information (unaudited)

Morningstar Global Income Fund

General Information
Net Asset Value Per Share	$11.62
Total Net Assets (millions)	$272
Net Expense Ratio(a)	0.61%
Gross Expense Ratio(a)	0.62%
Portfolio Turnover Rate	59%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Equity Portfolio (45.7%)

Number of Common Stocks	36

Five Largest Sectors (%)(b)(c)
Financial	11.5
Basic Materials	7.5
Industrial	7.5
Consumer, Cyclical	4.5
Communications	4.3
Ten Largest Equities (%)(b)(c)(d)
JPMorgan Chase & Co.	2.2
BNP Paribas S.A.	2.2
Raytheon Technologies Corp.	2.0
Cie de Saint-Gobain	2.0
Toyota Motor Corp. ADR	1.9
Vale S.A.	1.9
TOTAL S.E. ADR	1.8
Zurich Insurance Group A.G.	1.7
Smurfit Kappa Group PLC	1.7
Softbank Corp.	1.6

Asset Allocation(b)

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not.The Adviser has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.89% (the Base Expense Limitation Agreement). In addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 0.75% (the Supplemental Expense Limitation Agreement).

(b) Percentages shown are based on Net Assets.

(c) Excludes Investment Companies and Other.

(d) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited)

Morningstar Global Income Fund

Investment Objective

Morningstar Global Income Fund seeks current income and long-term capital appreciation.

Investment Strategies

In seeking current income and long-term capital appreciation, the Fund has significant flexibility and invests across asset classes and geographies, according to the adviser’s assessment of their valuations, fundamental characteristics, and income levels. The Fund invests in investment companies such as open-, closed-end or ETFs which could represent a significant percentage of the Fund’s assets. The Fund may invest at least 20% (or, if market conditions are unfavorable, at least 10%) of assets in securities of issuers domiciled outside of the United States and may invest up to 100% assets in such securities.

The Fund mainly invests in income-generating equity securities, which may include common stocks, convertible securities, preferred stocks, real estate investment trusts (REITs), and master limited partnerships (MLPs). The Fund may invest in companies of any size from any country, including emerging markets.

The Fund also invests in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non-U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, and floating-rate notes. The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar Global Income Fund gained 26.01% for the 12 months through April 30, 2021, underperforming the Fund’s blended benchmark (75% Morningstar Global Markets NR Index, 25% Bloomberg Barclays Multiverse Total Return Index), which returned 35.51% for the same period.

Global equity markets rebounded strongly after the selloffs in the first quarter of 2020, though the recovery has been uneven. Value sectors, which this Fund has the most exposure to, lagged their growth counterparts in the two quarters following the selloffs in March, as the market favored growth companies that benefit from stay-at-home orders. It wasn’t until the fourth quarter when promising news on the vaccine front set off a rotation into stocks that had been hit the hardest during the lockdown. We started to see money moving into recovery-themed stocks, including energy, industrials, materials and financials, and benefiting value leaning strategies including our global high dividend subadviser sleeve managed by Shafer Cullen. The sleeve continued to benefit from this trend in the first quarter of 2021, fueled by expectations of a period of strong growth after vaccines are widely distributed and the economy fully reopens. However, despite the market rotation, some of the higher-yielding equity sectors, including energy, REITs and utilities still lagged the broad market for the trailing 12-month period ending April 30, 2021, which contributed to the underperformance of the Fund relative to its benchmark.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Global Income Fund

On the fixed income side, credit exposures were hit hard during the sell-off in the first quarter of 2020 but recovered strongly thanks to the Fed’s unprecedent supports to boost liquidity and investor confidence across major fixed income markets. Our decision to add to credit following the selloffs further aided return. Across fixed income holdings, high yield corporate bonds and convertible bonds contributed the most to relative performance in the past 12 months. While Treasury bonds served as safe heaven assets and helped performance during the March selloffs, it suffered the most from the yield curve steepening that happened in the first quarter of 2021 and detracted the most value on the fixed income side.

Investment Subadviser:

Schafer Cullen Capital Management, Inc.

Global income that seeks exposure to attractively priced, high-quality, dividend-paying companies in the U.S. and international markets, including emerging markets.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Global Income Fund

Performance at a glance

Average Total Returns as of 04/30/21	1 year[2]	Since Inception[3]
Morningstar Global Income Fund	26.01%	10.05%
Morningstar Global Income Blended Index[1]	35.51%	14.82%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Global Income Fund shares versus the Morningstar Global Income Blended Index (“the Index”) from its inception (November 2, 2018) to April 30, 2021 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Global Income Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.

Morningstar Global Income Fund

This chart does not imply future performance.

1 The Morningstar Global Income Blended Index is composed of 75% Morningstar Global Markets NR Index and 25% Bloomberg Barclays Multiverse Total Return Index. The Morningstar Global Markets NR Index captures the performance of the stocks located in the developed and emerging countries across the world. The Bloomberg Barclays Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.

2 Represents performance from May 1, 2020 to April 30, 2021.

3 Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust     April 30, 2021

Fund Information (unaudited)

Morningstar Total Return Bond Fund

General Information
Net Asset Value Per Share	$10.69
Total Net Assets (millions)	$833
Net Expense Ratio(a)	0.53%
Gross Expense Ratio(a)	0.74%
Portfolio Turnover Rate	438%
Number of Issuers	650
Fund Inception	November 2, 2018
No sales charges or distribution fees

Portfolio Characteristics
Effective Duration (years)(b)	6.4
Non-USD Exposure(c)(d)(e)	2.4%

Five Largest Issuers (%)(c)(d)(f)
U.S. Treasury	14.7
Federal National Mortgage Association	8.1
Government National Mortgage Association	6.9
Federal Housing Finance Agency	6.3
Federal Home Loan Mortgage Corporation	4.5

Credit Quality (%)(c)(d)(g)
U.S. Treasury	14.7
U.S. Agency	25.9
AAA	4.2
AA	2.7
A	12.7
BBB	17.8
BB	2.0
B	0.7
CCC	0.3
CC	0.1
Not Rated	1.2

Asset Allocation(c)

Sector Diversification (%)(c)(d)
Mortgage Securities	29.7
Government	18.1
Financial	9.7
Consumer, Noncyclical	4.4
Asset Backed Securities	3.7
Communications	3.7
Energy	3.7
Industrial	2.6
Technology	2.0
Utilities	1.8
Consumer, Cyclical	1.7
Basic Materials	1.2

Region Diversification (%)(c)(d)
United States	70.3
Latin America	5.1
Europe (excluding United Kingdom)	3.0
United Kingdom	1.1
Pacific (excluding Japan)	1.1
Middle East	0.9
Japan	0.4
Canada	0.2
Africa	0.2

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.53% (the Base Expense Limitation Agreement). In addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 0.54% (the Supplemental Expense Limitation Agreement).

Morningstar Funds Trust     April 30, 2021

Fund Information (unaudited) (continued)

Morningstar Total Return Bond Fund

(b) Effective duration is a measure of a Fund’s interest-rate sensitivity—the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.

(c) Percentages shown are based on Net Assets.

(d) Excludes Investment Companies and Other.

(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.

(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

(g) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited)

Morningstar Total Return Bond Fund

Investment Objective

Morningstar Total Return Bond Fund seeks to maximize total return while also generating income and preserving capital.

Investment Strategies

In seeking to maximize total return while also generating income and preserving capital, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality.

The Fund invests primarily in investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. government debt securities including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may also invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

In addition, the Fund may invest up to 15% of its assets in collateralized debt obligations (CDOs), of which 10% (as a percentage of the Fund’s assets) may be in collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund may also invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also enter into reverse repurchase agreements and dollar rolls. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs). The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar Total Return Bond Fund returned 2.95% for the fiscal year ending April 30, 2021, outperforming the Fund’s benchmark, Bloomberg Barclays U.S. Aggregate Bond Index, which returned -0.27% for the same period.

On an absolute basis, the Fund benefited from holding U.S. investment-grade bonds, as they recovered from a sharp selloff in early 2020. That said, rising Treasury yields proved to be a headwind, especially during the first three months of 2021. Strengthening economic projections, continued fiscal support, and positive vaccination results supported the sharp climb in U.S Treasury yields. Other areas of the U.S. bond market, including high-yield corporate bonds and emerging market debt produced double-digit gains for the fiscal year, while agency mortgages lagged.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Total Return Bond Fund

A key contributor to the Fund’s outperformance versus its benchmark was a meaningful overweight to credit sectors, particularly investment-grade and emerging market debt. An out-of-benchmark allocation to U.S. TIPS also boosted relative outperformance as inflation expectations rose sharply on the back of a reopening economy following vaccination efficacy. A small allocation to a long-term U.S. Treasuries ETF during the period offset those gains as U.S. Treasuries declined following a sharp rise in interest rates. In lieu of U.S. Treasuries, the Fund has long held an overweight to agency mortgage-backed securities, which underperformed relative to other segments of the investment-grade bond market.

During the period, the Fund primarily used U.S. Treasury futures and options, Eurodollar futures, and interest rate swaps to manage its duration and yield curve exposure. These derivatives did not have a significant impact on performance but helped the portfolio managers more efficiently implement their views and manage risk in the portfolio. The Fund also used credit default swaps on investment grade credit indices (IG CDX) as an efficient, low-cost way of adjusting exposures to this sector. The Fund’s investment grade credit positioning was a positive contributor to performance and the use of IG CDX helped contribute to that performance.

Investment Subadvisers:

BlackRock Financial Management, Inc.

Core-plus total return objective; aims to primarily invest in investment-grade, domestic fixed-income securities with opportunistic, out-of-benchmark allocations and derivatives.

Western Asset Management Company

Provides core-bond exposure seeking exposure to investment-grade, domestic fixed-income securities.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Total Return Bond Fund

Performance at a glance

Average Total Returns as of 04/30/21	1 year[2]	Since Inception[3]
Morningstar Total Return Bond Fund	2.95%	7.28%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	-0.27%	6.49%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Total Return Bond Fund shares versus the Bloomberg Barclays U.S. Aggregate Bond Index (“the Index”) from its inception (November 2, 2018) to April 30, 2021 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Total Return Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Total Return Bond Fund

This chart does not imply future performance.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2 Represents performance from May 1, 2020 to April 30, 2021.

3 Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust     April 30, 2021

Fund Information (unaudited)

Morningstar Municipal Bond Fund

General Information
Net Asset Value Per Share	$10.75
Total Net Assets (millions)	$417
Net Expense Ratio(a)	0.58%
Gross Expense Ratio(a)	0.66%
Portfolio Turnover Rate	53%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Portfolio Characteristics
Effective Duration (years)(b)	3.9

Five Largest Issuers (%)(c)(d)(e)
State of Illinois	1.5
New York State Dormitory Authority	1.4
Maryland Health & Higher Educational Facilities Authority	1.2
Illinois Finance Authority	1.2
Metropolitan Transportation Authority	1.2

Credit Quality (%)(c)(d)(f)
AAA	4.6
AA	27.7
A	31.2
BBB	13.4
BB	1.7
B	0.4
CCC	0.1
CC	0.2
C	0.1
A2 (Short Term)	0.5
Not Rated	2.9

Asset Allocation(c)

Sector Diversification (%)(c)(d)
Medical	12.9
General	12.0
Transportation	10.9
General Obligation	7.9
Higher Education	6.7
Airport	6.3
Development	4.6
Education	4.4
Water	3.6
Power	2.8
School District	2.8
Multifamily Housing	2.1
Nursing Home	2.0
Utilities	1.5
Housing	0.8
Bond Banks	0.4
Tobacco Settlement	0.4
Single Family Housing	0.3
Pollution	0.2
Student Loan	0.1
Facilities	0.1

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.59% (the Base Expense Limitation Agreement). In addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 0.59% (the Supplemental Expense Limitation Agreement).

(b) Effective duration is a measure of a Fund’s interest-rate sensitivity—the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.

(c) Percentages shown are based on Net Assets.

(d) Excludes Investment Companies and Other.

(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust     April 30, 2021

Fund Information (unaudited) (continued)

Morningstar Municipal Bond Fund

(f) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited)

Morningstar Municipal Bond Fund

Investment Objective

Morningstar Municipal Bond Fund seeks to generate income exempt from federal income taxes as well as capital preservation.

Investment Strategies

In seeking income exempt from federal income taxes as well as capital preservation, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) from municipal issuers within the United States or its territories.

The Fund’s dividends are generally exempt from federal income tax, although a portion may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). A portion of the dividends may also be exempt from state and local income taxes, depending on where you live. Under normal market conditions, the Fund is not considered an optimal investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, or for investors in low tax brackets, because such investors may not take advantage of the tax benefits of the Fund.

The Fund intends to invest primarily in investment-grade municipal securities, but may invest up to 35% of assets in high-yield fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may also invest in derivatives, including options, futures, swaps, and inverse floating-rate debt instruments (inverse floaters), for risk management purposes or as part of its investment strategies. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs). The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar Municipal Bond Fund returned 8.14% for the fiscal year ending April 30, 2021, outperforming the Fund’s blended benchmark, (60% Bloomberg Barclays Municipal Bond Index, 40% Bloomberg Barclays Municipal 1-3 Year Bond Index), which returned 5.56% for the same period.

The fiscal year ending April 30, 2021 saw modest gains for the municipal bond asset class despite COVID-related impacts to state and local municipalities. Munis remained resilient for much of the year despite volatile headlines regarding COVID-19, the U.S. election, and impacted state budgets. That said, demand for munis remained strong as the asset class benefitted from large inflows even as supply tapered off through the end of 2020. Further support was created as the Biden administration signed the $1.9 trillion American Rescue Plan which benefitted most municipal sectors. This broad technical tailwind continued into 2021 keeping muni yields in-line despite a swift sell-off in U.S. Treasuries. In addition, lower-rated munis saw strong performance for much of the year on the back of improving fundamentals and investor demand for yield in a low-rate environment.

The Morningstar Municipal Bond Fund performed well in this environment. Out-of-benchmark exposure to below investment-grade municipal bonds, an overweight to BBB-rated municipal bonds, and a preference for revenue bonds bolstered relative performance. The Fund’s largest sector overweight, transportation and health care, were among the best performing segments of the muni market during the fiscal year. In addition, general

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Municipal Bond Fund

obligation (GO) bonds fared well as State revenues exceeded expectations during the pandemic and were further supported through fiscal stimulus measures. Finally, the Fund’s longer duration, relative to the benchmark, benefited performance. Municipal yield curves, supported by strong demand, flattened for much of the period and outperformed U.S. Treasuries.

Investment Subadvisers:

T. Rowe Price Associates, Inc.

Core-plus exposure to intermediate and long-term municipal bonds and derivatives, including both investment-grade and below-investment-grade securities.

Wells Capital Management, Inc.

Exposure to intermediate and short-term municipal bonds and derivatives, including investment-grade and below-investment-grade securities.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Municipal Bond Fund

Performance at a glance

Average Total Returns as of 04/30/21	1 year [2]	Since Inception [3]
Morningstar Municipal Bond Fund	8.14%	5.20%
Morningstar Municipal Bond Blended Index[1]	5.56%	4.82%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Municipal Bond Fund shares versus the Morningstar Municipal Bond Blended Index (“the Index”) from its inception (November 2, 2018) to April 30, 2021 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Municipal Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Municipal Bond Fund

This chart does not imply future performance.

1 The Morningstar Municipal Bond Blended Index is composed of 60% Bloomberg Barclays Municipal Bond Index and 40% Bloomberg Barclays Municipal 1-3 Year Bond Index. The Bloomberg Barclays Municipal Bond Index is an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Bloomberg Barclays Municipal 1-3 Year Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to three years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2 Represents performance from May 1, 2020 to April 30, 2021.

3 Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust     April 30, 2021

 Fund Information (unaudited)

Morningstar Defensive Bond Fund

General Information
Net Asset Value Per Share	$10.24
Total Net Assets (millions)	$201
Net Expense Ratio(a)	0.48%
Gross Expense Ratio(a)	0.64%
Portfolio Turnover Rate	53%
Number of Issuers	134
Fund Inception	November 2, 2018
No sales charges or distribution fees

Portfolio Characteristics
Effective Duration (years)(b)	2.1
Non-USD Exposure(c)(d)(e)	0.0%

Five Largest Issuers (%)(c)(d)(f)
Cerberus	2.0
Fortress Credit Opportunities	1.8
PFS Financing Corp.	1.2
Vericrest Opportunity Loan Trading	1.1
Federal Home Loan Mortgage Corporation	1.0

Credit Quality (%)(c)(d)(g)
U.S. Agency	1.9
AAA	15.8
AA	4.9
A	4.7
BBB	1.7
BB	4.0
B	2.7
CCC	0.6
Not Rated	9.7

Asset Allocation(c)

Sector Diversification (%)(c)(d)
Asset Backed Securities	32.6
Mortgage Securities	8.3
Financial	1.4
Communications	1.4
Consumer, Noncyclical	0.6
Consumer, Cyclical	0.6
Industrial	0.6
Technology	0.3
Energy	0.2

Region Diversification (%)(c)(d)
United States	32.1
Latin America	13.2
Canada	0.3
Europe (excluding United Kingdom)	0.2
Pacific (excluding Japan)	0.2

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.48% (the Base Expense Limitation Agreement). In addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 0.55% (the Supplemental Expense Limitation Agreement).

(b) Effective duration is a measure of a Fund’s interest-rate sensitivity—the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.

Morningstar Funds Trust     April 30, 2021

Fund Information (unaudited) (continued)

Morningstar Defensive Bond Fund

(c) Percentages shown are based on Net Assets.

(d) Excludes Investment Companies, Warrants, Common Stocks and Other.

(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.

(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

(g) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited)

Morningstar Defensive Bond Fund

Investment Objective

Morningstar Defensive Bond Fund seeks capital preservation.

Investment Strategies

In seeking capital preservation, the Fund will normally invest at least 80% of its assets in a diversified portfolio of debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality. Under normal conditions, the Fund intends to pursue a defensive strategy of limiting its interest-rate sensitivity by maintaining a portfolio duration of three years or less.

The Fund invests primarily in short- and intermediate-term investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. and non-U.S. government debt securities, and mortgage-backed and asset-backed securities. In most market environments, the Fund will not invest more than 20% of assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

In addition, the Fund may invest a significant portion of its assets in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs), which could represent a significant percentage of assets. The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar Defensive Bond Fund returned 3.56% for the 12 months through April 30, 2021, outperforming the Fund’s benchmark (Bloomberg Barclays U.S. Aggregate 1-3 Year Index), which returned 0.72% for the same period.

In March 2020, markets were thrown into disarray by the rapid spread of COVID-19. Central banks acted quickly and aggressively to quell the panic and support the market. The fiscal year started with the Fed having pinned the short and intermediate parts of yield curve at extremely low levels and establishing liquidity backstops in major fixed income markets. Under this backdrop, credit markets rebounded strongly, especially during the summer months of 2020. Interest rates at the front end of the curve remained stable, but the intermediate part of the yield curve started moving up in the first quarter of 2021 as the market began expecting economic expansion and higher inflation.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Defensive Bond Fund

Coming into the selloff in the first quarter of 2020, the Fund’s subadviser, First Pacific Advisors (FPA), was positioned defensively with lower duration and credit exposure. This helped them to quickly deploy capital after March 2020 and take advantage of the market dislocations by adding risk exposures at lower valuation levels. The sleeve beat the Fund’s benchmark every single month in the past 12 months and has been the biggest performance contributor for fiscal year 2021.

The Fund’s credit exposures also added value to relative performance. Our moves in April 2020 to add to credit and other spread sectors further aided performance. Our allocation to short-term TIPS was another bright spot as breakevens continue to recover and reached historical high levels.

On the flip side, while the Fund benefited from the intermediate term Treasury exposures during the selloffs, it certainly hurt performance in the last 12 months as yield curve steepened. Money market and short-term Treasuries allocations detracted from relative performance as well. With the short-end rate cut towards zero, the yield on offer fell meaningfully.

Investment Subadviser:

First Pacific Advisors, LP

Diversified portfolio of short-duration, fixed-income securities designed to anchor a portfolio of defensive assets.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Defensive Bond Fund

Performance at a glance

Average Total Returns as of 04/30/21	1 year [3]	Since Inception [4]
Morningstar Defensive Bond Fund	3.56%	3.53%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	-0.27%	6.49%
Bloomberg Barclays U.S. Aggregate 1-3 Year Index[2]	0.72%	3.31%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Defensive Bond Fund shares versus the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Aggregate 1-3 Year Index (“the Indicies”) from its inception (November 2, 2018) to April 30, 2021 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Defensive Bond Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Defensive Bond Fund

This chart does not imply future performance.

1The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. The Bloomberg Barclays U.S. Aggregate Bond Index has been added in order to provide shareholders with a broader market comparison.

2The Bloomberg Barclays U.S. Aggregate 1-3 Year Index consists of publicly issued, investment-grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years, and is the index against which the Fund is primarily managed. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

3Represents performance from May 1, 2020 to April 30, 2021.

4Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust     April 30, 2021

 Fund Information (unaudited)

Morningstar Multisector Bond Fund

General Information
Net Asset Value Per Share	$10.52
Total Net Assets (millions)	$237
Net Expense Ratio(a)	0.79%
Gross Expense Ratio(a)	0.91%
Portfolio Turnover Rate	127%
Number of Issuers	460
Fund Inception	November 2, 2018
No sales charges or distribution fees

Portfolio Characteristics
Effective Duration (years)(b)	4.8
Non-USD Exposure(c)(d)(e)	36.9%

Five Largest Issuers (%)(c)(d)(f)
Mexican Bonos Desarollo	4.4
Government of Indonesia	4.1
Republic of South Africa	2.8
Nota Do Tesouro Nacional	2.1
Poland Government Bond	1.9

Credit Quality (%)(c)(d)(g)
U.S. Treasury	0.3
AAA	0.7
AA	2.3
A	5.8
BBB	16.2
BB	25.7
B	17.2
CCC	5.6
C	0.1
Not Rated	12.8

Asset Allocation(c)

Sector Diversification (%)(c)(d)
Government	46.1
Energy	7.6
Financial	7.2
Consumer, Cyclical	6.3
Communications	6.1
Consumer, Noncyclical	4.9
Industrial	2.8
Basic Materials	2.6
Utilities	1.3
Asset Backed Securities	0.7
Technology	0.6
Mortgage Securities	0.5

Region Diversification (%)(c)(d)
United States	24.6
Latin America	18.1
Pacific (excluding Japan)	17.5
Europe (excluding United Kingdom)	9.2
Africa	8.9
Middle East	7.1
Canada	0.9
United Kingdom	0.4

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.80% (the Base Expense Limitation Agreement). In

Morningstar Funds Trust     April 30, 2021

Fund Information (unaudited) (continued)

Morningstar Multisector Bond Fund

addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 0.80% (the Supplemental Expense Limitation Agreement).

(b) Effective duration is a measure of a Fund’s interest-rate sensitivity—the longer a Fund’s duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.

(c) Percentages shown are based on Net Assets.

(d) Excludes Common Stocks, Convertible Preferred Stocks, and Other.

(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.

(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

(g) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited)

Morningstar Multisector Bond Fund

Investment Objective

Morningstar Multisector Bond Fund seeks total return through a combination of current income and capital appreciation.

Investment Strategies

In seeking total return through a combination of current income and capital appreciation, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality across various sectors of the fixed-income market. These may include U.S. and non-U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, municipal securities, and floating-rate notes.

The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as “junk bonds”), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may invest without limit in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. Due to the opportunistic nature of its strategy, the Fund may also invest up to 20% of its assets in equity securities, including common stocks and convertible securities. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs). The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar Multisector Bond Fund returned 14.79% for the fiscal year ending April 30, 2021, underperforming the Fund’s blended benchmark (50% Bloomberg Barclays U.S. Corporate High Yield Index, 25% J.P. Morgan EMBI Global TR Index, 25% JPM GBI-EM Global Diversified), which returned 16.12% for the same period.

The fiscal year was a period of robust gains for areas of the fixed-income market that this Fund invests, including U.S. high yield bonds and emerging-market debt. Following the COVID-19 related sell-off in early 2020 these asset classes were attractively priced due to the dramatic increase in credit spreads and depressed emerging market currencies. As the global markets recovered following the quick action taken by the Federal Reserve and other global institutions the assets in this Fund recovered and as positive news came out regarding vaccine developments in the latter parts of 2020, market sentiment turned even more positive providing additional tailwinds to the asset classes in the Fund.

Our decision to meaningfully shift to U.S. high yield bonds from a global bond strategy managed by Franklin Advisers after the market sell-off in 2020 was a meaningful tailwind for the fiscal year as the global bond strategy lagged emerging market debt and U.S high yield bonds considerably. As such, the allocation that remained to Franklin was a lag on benchmark relative performance. The performance of Loomis Sayles and TCW Investment Management Company were contributors as they beat their benchmarks of corporate high yield and blended emerging market debt, respectively.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Multisector Bond Fund

The Fund’s overweight positioning to emerging market debt relative to U.S. high-yield was a detractor to performance for the trailing 12 months. However, the Fund’s overweight to non-US dollar currencies was a boost to performance for the fiscal year as the US dollar depreciated versus most currencies over that stretch.

While the Fund’s use of derivatives during the fiscal year ended April 30, 2021 was not insignificant, derivatives did not materially impact the Fund’s overall performance for the period.

Investment Subadvisers:

Franklin Advisers, Inc.

Benchmark-agnostic investment strategy with opportunistic exposure to interest rates, credit and currencies across both developed and emerging bond markets.

Loomis, Sayles & Company, L.P.

High-yield bond exposure with opportunistic bond allocations to bank loans, convertible bonds, investment-grade credit, agency and non-agency mortgage-backed securities.

TCW Investment Management Company LLC

Diversified, emerging-markets bond exposure across hard-currency, local-currency, and corporate emerging-markets debt.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Multisector Bond Fund

Performance at a glance

Average Total Returns as of 04/30/21	1 year[2]	Since Inception[3]
Morningstar Multisector Bond Fund	14.79%	5.99%
Morningstar Multisector Bond Blended Index[1]	16.12%	7.12%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Multisector Bond Fund shares versus the Morningstar Multisector Bond Blended Index (“the Index”) from its inception (November 2, 2018) to April 30, 2021 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Multisector Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Multisector Bond Fund

This chart does not imply future performance.

1The Morningstar Multisector Bond Blended Index is composed of 50% Bloomberg Barclays U.S. Corporate High Yield Index, 25% J.P. Morgan EMBI Global TR Index, and 25% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified. The Bloomberg Barclays U.S. Corporate High Yield Index represents the universe of fixed rate, non-investment grade securities in which the Fund invests. JPMorgan Emerging Markets Bond Index Global: The EMBI Global tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. JPMorgan Government Bond Index-Emerging Markets Global Diversified Index: The GBI-EM Global Diversified is a global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2Represents performance from May 1, 2020 to April 30, 2021.

3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust     April 30, 2021

Fund Information (unaudited)

Morningstar Unconstrained Allocation Fund

General Information
Net Asset Value Per Share	$12.08
Total Net Assets (millions)	$211
Net Expense Ratio(a)	0.74%
Gross Expense Ratio(a)	0.78%
Portfolio Turnover Rate	52%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Equity Portfolio (15.5%)

Number of Common Stocks	29

Five Largest Sectors (%)(b)(c)
Consumer, Noncyclical	8.4
Utilities	2.3
Communications	1.9
Industrial	1.5
Consumer, Cyclical	0.8

Ten Largest Equities (%)(b)(c)(d)
CVS Health Corp.	1.0
H&R Block, Inc.	1.0
Nielsen Holdings PLC	1.0
Fresenius Medical Care A.G. & Co. KGaA	0.9
Omnicom Group, Inc.	0.8
McKesson Corp.	0.8
Ferrovial S.A.	0.7
National Grid PLC	0.7
SES S.A.	0.6
MEDNAX, Inc.	0.5

Asset Allocation(b)

Fixed Income Portfolio (13.8%)

Number of Issuers	32

Sector Diversification (%)(b)(e)
Government	11.0
Energy	1.0
Financial	0.8
Consumer, Cyclical	0.6
Industrial	0.4

Five Largest Issuers (%)(b)(d)(e)
U.S. Treasury	6.0
Mexican Bonos Desarollo	1.3
Republic of South Africa	0.7
Malaysia Government	0.6
Titulos De Tesoreria	0.5

Credit Quality (%)(b)(d)(f)
U.S. Treasury	6.0
AAA	0.3
AA	0.6
A	1.5
BBB	3.5
BB	1.9

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.00% (the Base Expense Limitation Agreement). In addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 0.93% (the Supplemental Expense Limitation Agreement).

(b) Percentages shown are based on Net Assets.

(c) Excludes Investment Companies and Other.

(d) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

(e) Excludes Investment Companies, Common Stocks and Other.

Morningstar Funds Trust     April 30, 2021

Fund Information (unaudited) (continued)

Morningstar Unconstrained Allocation Fund

(f) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited)

Morningstar Unconstrained Allocation Fund

Investment Objective

Morningstar Unconstrained Allocation Fund seeks long-term capital appreciation over a full market cycle.

Investment Strategies

In seeking long-term capital appreciation over a full market cycle, the Fund has significant flexibility and invests across asset classes and geographies according to the portfolio management team’s assessment of their valuations and fundamental characteristics.

The Fund invests in equity securities, which may include common stocks and real estate investment trusts (REITs). The Fund may invest in companies of any size from any country, including emerging markets.

To meet its objective, the Fund may also invest in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non-U.S. corporate debt securities, U.S. government debt securities including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs), which could represent a significant percentage of assets. The Fund employs a multimanager, subadvised structure.

Investment Commentary

The Morningstar Unconstrained Allocation Fund gained 34.01% for the 12 months through April 30, 2021, outperforming the Fund’s blended benchmark (50% Bloomberg Barclays Multiverse Total Return Index, 50% Morningstar Global Markets NR Index), which returned 24.52% for the same period.

Following the steep decline to risk assets during the early 2020 sell-off, the Fund increased exposures to more cyclical assets including moving from bonds to equities broadly, as well as increasing positions in specific economically sensitive sectors such as energy and financials. This paid off during the record market recovery.

Gains by subadviser Lazard Asset Management were a further tailwind on the Fund’s 12-month absolute and relative returns, as were strong returns by Brandywine Asset Management, which runs an unconstrained bond mandate. Heavy positioning in foreign currencies were also a boost to relative returns as the dollar weakened for the period versus most currencies.

Mitigating some of the gains in the Fund were positions in long-term Treasuries which are in the Fund to act as a hedge against the portfolio’s cyclical exposures but lost value as the economic recovery led to an increase in bond yields. Positions in European Telecoms and US Consumer Staples were also drags on relative performance despite posting strong positive returns on an absolute basis.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Unconstrained Allocation Fund

While the Fund’s use of derivatives during the fiscal year ended April 30, 2021 was not insignificant, derivatives did not materially impact the Fund’s overall performance for the period.

Investment Subadvisers:

Lazard Asset Management LLC

Anchor global equity exposure focused on quality, attractively valued stocks, which have appeal throughout a market cycle.

Brandywine Global Investment Management, LLC

Global fixed income strategy designed to serve as an anchor position.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Unconstrained Allocation Fund

Performance at a glance

Average Total Returns as of 04/30/21	1 year[2]	Since Inception[3]
Morningstar Unconstrained Allocation Fund	34.01%	11.36%
Morningstar Unconstrained Allocation Blended Index[1]	24.52%	12.02%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Unconstrained Allocation Fund shares versus the Morningstar Unconstrained Allocation Blended Index (“the Index”) from its inception (November 2, 2018) to April 30, 2021 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Unconstrained Allocation Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.

Morningstar Unconstrained Allocation Fund

This chart does not imply future performance.

1The Morningstar Unconstrained Allocation Blended Index is composed of 50% Morningstar Global Markets NR Index and 50% Bloomberg Barclays Multiverse Total Return Index. The Morningstar Global Markets NR Index captures the performance of the stocks located in the developed and emerging countries across the world, excluding the United States. The Bloomberg Barclays Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.

2Represents performance from May 1, 2020 to April 30, 2021.

3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust     April 30, 2021

Fund Information (unaudited)

Morningstar Alternatives Fund

General Information
Net Asset Value Per Share	$10.71
Total Net Assets (millions)	$328
Net Expense Ratio(a)	1.26%
Gross Expense Ratio(a)	1.68%
Portfolio Turnover Rate	372%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Allocation Strategy Type (%)(b)
Global Macro	59.3
Convertible Arbitrage	36.0
Merger Arbitrage	4.6
Short-term investments and ETFs	0.1

Asset Allocation(b)

Region Diversification (%)(b)(c)
United States	63.9
Europe (excluding United Kingdom)	2.1
United Kingdom	1.2
Pacific (excluding Japan)	1.0
Canada	0.5
Japan	0.4
Latin America	0.4
Africa	0.2

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

(a) Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. The Adviser has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.29% (the Base Expense Limitation Agreement). In addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2021, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding the above listed expenses other than AFFE) do not exceed 1.20% (the Supplemental Expense Limitation Agreement).

(b) Percentages shown are based on Net Assets.

(c) Excludes Investment Companies and Other.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited)

Morningstar Alternatives Fund

Investment Objective

Morningstar Alternatives Fund seeks long-term capital appreciation and low sensitivity to traditional U.S. asset classes.

Investment Strategies

In seeking long-term capital appreciation and low sensitivity to traditional U.S. asset classes, the Fund allocates assets to strategies that provide alternative sources of return including (i) long/short macro strategies; (ii) long/short alpha strategies; (iii) merger arbitrage strategy; and (iv) convertible arbitrage strategy. The Fund will normally invest in both U.S. and non-U.S. securities, including securities of companies located in emerging markets. The Fund may invest in non-U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non-U.S. and emerging market currencies. The Fund may also seek returns through core allocation across fixed income and equity markets.

In particular, the Fund has the latitude to invest in the following alternative strategies:

Long-Short Equity—Combines long equity positions with short equity positions (selling borrowed securities). Since the strategy is both long and short, total net exposure is typically less than 100%.

Convertible Arbitrage—Includes the purchase of convertible securities and the sale of the underlying common stock. These securities tend to be convertible bonds or convertible preferred stocks that may be converted into the stock of the same company.

Merger Arbitrage—Seeks to profit from the successful completion of corporate re-organizations. The process typically involves purchasing shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. Hedging strategies may be used to reduce market exposure and volatility.

Credit Arbitrage—Seeks to exploit the mispricing of different classes of securities that are usually of the same company, and may include investments in investment-grade and/or non-investment-grade corporate debt (otherwise known as junk bonds), credit derivatives, loans, equities, credit index securities, and private debt.

Global Macro—Establishes long (number of contracts bought exceeds number sold) with a short (number of contracts sold exceeds number bought) exposures around the globe to take advantage of what the subadvisers believe to be attractive opportunities. This strategy may include investments in fixed-income and equity securities and a wide variety of derivative instruments. Such investments will likely have significant exposure to foreign investments and may be concentrated in a geographic region or country.

Hedged Equity—Seeks to limit investment loss by creating a transaction that offsets an existing position in a contract that provides the right to buy or sell shares of a security at a specific price for a certain time. Specifically, this strategy attempts to reduce the systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries; the strategy strives to achieve this by matching short positions within each area against long positions. This strategy may be managed as beta neutral, dollar-neutral, or sector-neutral in order to achieve low beta exposures to certain market indexes.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Alternatives Fund

Market Neutral—Attempts to significantly reduce the systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries. This strategy seeks to achieve this by matching short positions within each area against long positions, and the strategy may be managed as beta-neutral, dollar-neutral, or sector-neutral. In attempting to significantly reduce systematic risk, issue selection may be emphasized, with profits dependent on the ability to sell short and buy long the chosen securities.

Nontraditional Bond—Pursues strategies that diverge in one or more ways from conventional practice in the broader bond-fund universe. In pursuing this strategy, the Fund may seek to avoid losses and produce returns uncorrelated with the overall bond market and may employ a variety of methods to achieve those aims, including investing tactically across a wide swath of individual sectors, including high-yield and foreign debt.

Debt Securities—Investment in debt securities may include U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, mortgage to-be-announced (“TBA”) securities, emerging market debt securities, preferred securities, structured products, credit-linked notes, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics. These debt securities may be of any credit quality, which may include investment grade securities and high yield securities, including unrated securities (commonly called “junk bonds”). The Fund may invest in fixed, variable and floating rate instruments, including participation and assignments, of any duration or maturity.

Equity Securities—Investment in equity securities may include common stock, preferred stock, securities convertible into common stock, including contingent convertible bonds which are securities convertible into equity if a pre-specified trigger event occurs, and non-convertible preferred stock.

Derivatives—Exposure to equity securities may be done through derivatives which at times may be significant. Types of derivatives include, but are not limited to, swaps, (including total return some of which may be referred to as contracts for difference), credit default, index and interest rate swaps; options; forward contracts; futures; options on futures and swaps; and foreign exchange transactions, for hedging purposes, as well as to enhance returns. Use of derivatives may be to maintain a portion of its portfolio long and short positions. Investments in indexed and inverse securities may also be made to provide a potential return based on a particular index of value or interest rates. This strategy may also include investments in repurchase agreements, reverse repurchase agreements and dollar rolls.

Short Sales—Short sales may be used for hedging purposes or to enhance total return. Short sales “against the box” may also be used. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Currency—The Fund may invest in non-U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non-U.S. and emerging market currencies. As a result, the Fund may have significant exposure to foreign currencies and investments in non-U.S. dollar-based assets may be made on a currency hedged or unhedged basis.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Alternatives Fund

The Fund may invest in derivatives, which at times may be significant, including swaps (including total return which may be referred to as contracts for difference), credit default, index and interest rate swaps; options, forward contracts, futures, options of futures and swaps, and foreign exchange transactions, for hedging purposes, as well as to enhance returns. The Fund may also invest in investment companies such as mutual funds and exchange traded funds (ETFs), which could represent a significant percentage of assets. The Fund employs a multi-manager, subadvised structure.

Investment Commentary

The Morningstar Alternatives Fund returned 8.92% for the 12 months through April 30, 2021, outperforming the Fund’s benchmark (the Morningstar U.S. Cash T-Bill TR USD Index), which returned 0.09% for the same period.

The Fund rallied in mid-to-late 2020 along with traditional equity and fixed income asset classes. This period was characterized by improving economic fundamentals, a sharp compression in credit spreads, and a general risk-on attitude among investors. The Fund’s benchmark eked out a small return over this time frame as short-term interest rates remained near zero. Intermediate- and long-term interest rates rose in the early months of 2021, putting downward pressure on bond prices. The Fund experienced a modest intra-month decline during February 2021 but ended the month roughly flat. Finally, the Fund recorded gains in March and April 2021 as interest rates stabilized somewhat.

All three of the Fund’s subadvisers contributed positively to performance over the 12 months ended April 30, 2021. SSI Investment Management, which manages a convertible-arbitrage sleeve, contributed most meaningfully to performance, buoyed by strong convertible bond returns and above-average volatility. Subadviser Water Island Capital, which manages a merger-arbitrage sleeve for the Fund, also turned in a strong performance after taking advantage of opportunities that arose during the COVID-19 crisis. Lastly, BlackRock Financial Management, which manages a systematic multi-strategy sleeve within the Fund, generated small but positive returns.

Derivatives had a modest effect on Fund performance. Within the Fund’s merger-arbitrage sleeve, derivatives used to implement portfolio-level and deal-level hedges detracted slightly from performance. Within the Fund’s convertible-arbitrage sleeve, option premiums generated through call writing contributed positively to performance.

Investment Subadvisers:

BlackRock Financial Management, Inc.

Seeks to deliver equity upside participation, balanced returns through defensive alpha and diversified fixed income exposure. The systematic, credit-oriented approach can offer downside protection.

SSI Investment Management, LLC

Short-term cash exposure that pursues minimal correlation to broad markets and bond-like volatility through an unlevered convertible arbitrage strategy.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Alternatives Fund

Water Island Capital, LLC

Seeks to provide cash-plus returns while remaining broadly uncorrelated to equity markets.

Morningstar Funds Trust     April 30, 2021

Performance Summary (unaudited) (continued)

Morningstar Alternatives Fund

Performance at a glance

Average Total Returns as of 04/30/21	1 year[3]	Since Inception[4]
Morningstar Alternatives Fund	8.92%	4.82%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	-0.27%	6.49%
Morningstar U.S. Cash T-Bill TR USD[2]	0.09%	1.25%

Illustration of an assumed investment of $10,000

The following graph depicts the performance of Morningstar Alternatives Fund shares versus the Bloomberg Barclays U.S. Aggregate Bond Index and the Morningstar U.S. Cash T-Bill TR USD (“the Indicies”) from its inception (November 2, 2018) to April 30, 2021 (the Fund’s fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Alternatives Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or taxes. The comparison is shown for illustration purposes only.

Morningstar Alternatives Fund

This chart does not imply future performance.

1The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. The Bloomberg Barclays U.S. Aggregate Bond Index has been added in order to provide shareholders with a broader market comparison.

2The Morningstar U.S. Cash T-Bill TR USD index measures the performance of a 13-week U.S. Treasury Bill, and is the index against which the Fund is primarily managed. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. In 2020, the Fund replaced FTSE, its prior U.S. Treasury bill index provider, with Morningstar in order to reduce licensing fees borne by the Fund.

3Represents performance from May 1, 2020 to April 30, 2021.

4Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.

Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2021

Schedule of Investments

Morningstar U.S. Equity Fund

	Number of Shares	Value

Common Stocks – 79.2%
Aerospace/Defense – 1.5%
Barnes Group, Inc.	23,479	$ 1,172,072
Boeing (The) Co.*	10,309	2,415,502
Kaman Corp.	36,853	1,966,108
Lockheed Martin Corp.	7,704	2,931,834
Moog, Inc., Class A	25,270	2,187,118
Northrop Grumman Corp.	18,169	6,439,820
Raytheon Technologies Corp.	95,726	7,968,232
		25,080,686

Agriculture – 0.5%
Archer-Daniels-Midland Co.	114,424	7,223,587
Philip Morris International, Inc.	15,919	1,512,305
		8,735,892

Airlines – 0.3%
Alaska Air Group, Inc.*	54,792	3,788,319
Allegiant Travel Co.*	7,693	1,813,471
		5,601,790

Apparel – 0.6%
Carter’s, Inc.*	15,355	1,670,470
Hanesbrands, Inc.	209,383	4,409,606
Oxford Industries, Inc.	12,639	1,153,056
VF Corp.	29,469	2,583,253
		9,816,385

Auto Manufacturers – 0.7%
General Motors Co.*	213,034	12,189,806

Auto Parts & Equipment – 0.6%
Aptiv PLC*	41,391	5,955,751
BorgWarner, Inc.	92,105	4,474,461
		10,430,212

Banks – 6.8%
Bank OZK	174,964	7,171,774
BankUnited, Inc.	84,811	3,953,041
BOK Financial Corp.	33,409	2,937,987
Citigroup, Inc.	226,609	16,143,625
Columbia Banking System, Inc.	49,344	2,147,944
Eagle Bancorp, Inc.	21,273	1,136,191
First Republic Bank	36,988	6,777,681
Goldman Sachs Group (The), Inc.	36,555	12,737,590
Great Western Bancorp, Inc.	68,620	2,267,891
Hilltop Holdings, Inc.	33,557	1,181,206
International Bancshares Corp.	22,645	1,073,147

	Number of Shares	Value

Banks (Continued)
JPMorgan Chase & Co.	114,397	$ 17,595,403
Morgan Stanley	136,646	11,280,127
PNC Financial Services Group (The), Inc.	22,258	4,161,133
Renasant Corp.	52,195	2,198,975
Sandy Spring Bancorp, Inc.	50,875	2,307,690
Simmons First National Corp., Class A	73,449	2,093,297
SVB Financial Group*	11,563	6,612,070
Truist Financial Corp.	45,467	2,696,648
Trustmark Corp.	32,454	1,051,834
U.S. Bancorp	77,368	4,591,791
Veritex Holdings, Inc.	60,831	2,054,871
Webster Financial Corp.	40,772	2,157,247
		116,329,163

Beverages – 1.4%
Anheuser-Busch InBev S.A./N.V. ADR (Belgium)	49,257	3,495,277
Diageo PLC (United Kingdom)	101,766	4,568,420
Duckhorn Portfolio (The), Inc.*	54,201	1,014,101
Molson Coors Beverage Co., Class B*	47,747	2,623,698
Monster Beverage Corp.*	59,392	5,763,993
PepsiCo, Inc.	16,514	2,380,658
Primo Water Corp.	238,519	3,992,808
		23,838,955

Biotechnology – 0.6%
Amgen, Inc.	32,541	7,798,125
BioMarin Pharmaceutical, Inc.*	36,598	2,851,716
		10,649,841

Building Materials – 1.4%
Griffon Corp.	40,242	1,091,363
Johnson Controls International PLC	66,780	4,163,065
Masco Corp.	47,699	3,047,012
Masonite International Corp.*	16,982	2,144,657
Owens Corning	73,600	7,125,216
Trex Co., Inc.*	30,340	3,276,417
UFP Industries, Inc.	27,001	2,269,164
		23,116,894

Chemicals – 2.8%
Ashland Global Holdings, Inc.	49,172	4,239,118
Balchem Corp.	18,647	2,371,712
DuPont de Nemours, Inc.	198,235	15,285,901

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number of Shares	Value

Chemicals (Continued)
Ecolab, Inc.	22,651	$ 5,076,542
Innospec, Inc.	10,603	1,032,838
International Flavors & Fragrances, Inc.	5,172	735,304
PPG Industries, Inc.	35,437	6,068,232
PQ Group Holdings, Inc.	76,930	1,077,020
Sherwin-Williams (The) Co.	14,074	3,854,446
Stepan Co.	17,182	2,245,000
Valvoline, Inc.	95,274	2,991,604
W.R. Grace & Co.	44,345	3,047,832
		48,025,549

Commercial Services – 2.0%
Avalara, Inc.*	6,029	854,370
Cimpress PLC (Ireland)*	10,270	978,320
Equifax, Inc.	16,693	3,826,536
Euronet Worldwide, Inc.*	12,251	1,757,161
Grand Canyon Education, Inc.*	10,121	1,096,003
HealthEquity, Inc.*	34,662	2,633,272
IHS Markit Ltd.	66,750	7,180,965
Monro, Inc.	60,273	4,254,671
Moody’s Corp.	5,492	1,794,291
Paylocity Holding Corp.*	4,946	955,765
Repay Holdings Corp.*	96,176	2,197,622
Terminix Global Holdings, Inc.*	44,156	2,247,099
WEX, Inc.*	9,924	2,036,504
WW International, Inc.*	74,365	2,062,885
		33,875,464

Computers – 2.6%
Accenture PLC, Class A	27,653	8,018,540
Apple, Inc.	112,108	14,737,718
Check Point Software Technologies Ltd. (Israel)*	56,946	6,651,862
Cognizant Technology Solutions Corp., Class A	41,057	3,300,983
CyberArk Software Ltd.*	16,696	2,345,788
EPAM Systems, Inc.*	3,220	1,473,955
International Business Machines Corp.	56,427	8,005,863
		44,534,709

Cosmetics/Personal Care – 0.4%
Colgate-Palmolive Co.	29,512	2,381,619
Unilever PLC ADR (United Kingdom)	74,842	4,394,722
		6,776,341

Distribution/Wholesale – 1.1%
Avient Corp.	43,454	2,206,160

	Number of Shares	Value

Distribution/Wholesale (Continued)
Pool Corp.	7,221	$ 3,051,017
SiteOne Landscape Supply, Inc.*	6,095	1,093,321
W.W. Grainger, Inc.	15,359	6,658,741
WESCO International, Inc.*	59,106	5,421,202
		18,430,441

Diversified Financial Services – 3.1%
American Express Co.	32,693	5,013,472
BlackRock, Inc.	5,732	4,696,228
Cohen & Steers, Inc.	24,948	1,696,963
Discover Financial Services	22,786	2,597,604
Franklin Resources, Inc.	36,316	1,089,480
Hamilton Lane, Inc., Class A	43,048	3,893,692
Moelis & Co., Class A	39,957	2,168,866
Mr. Cooper Group, Inc.*	75,930	2,618,066
Nasdaq, Inc.	32,106	5,186,403
Piper Sandler Cos.	19,067	2,211,581
PROG Holdings, Inc.	58,643	2,987,274
T. Rowe Price Group, Inc.	6,088	1,090,970
Visa, Inc., Class A	76,058	17,764,106
		53,014,705

Electric – 2.1%
American Electric Power Co., Inc.	27,371	2,428,081
Avista Corp.	45,126	2,076,699
CenterPoint Energy, Inc.	409,633	10,031,912
Dominion Energy, Inc.	56,145	4,485,985
Duke Energy Corp.	68,095	6,856,486
NorthWestern Corp.	32,502	2,211,111
Southern (The) Co.	84,281	5,576,874
Xcel Energy, Inc.	23,710	1,690,523
		35,357,671

Electrical Component & Equipment – 0.8%
Emerson Electric Co.	111,788	10,115,696
Encore Wire Corp.	15,548	1,161,125
Novanta, Inc.*	15,092	1,987,767
		13,264,588

Electronics – 1.1%
Avnet, Inc.	25,557	1,122,464
Honeywell International, Inc.	37,676	8,403,255
nVent Electric PLC	144,423	4,397,680
Sensata Technologies Holding PLC*	90,573	5,229,685
		19,153,084

Engineering & Construction – 0.1%
Comfort Systems USA, Inc.	27,704	2,281,701

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number of Shares	Value

Entertainment – 0.7%
Red Rock Resorts, Inc., Class A*	206,734	$ 7,572,666
Vail Resorts, Inc.*	13,244	4,306,419
		11,879,085

Environmental Control – 0.2%
Stericycle, Inc.*	48,037	3,664,262

Food –1.3%
Flowers Foods, Inc.	90,221	2,161,695
Hostess Brands, Inc.*	148,049	2,263,669
J&J Snack Foods Corp.	14,093	2,319,849
JM Smucker (The) Co.	6,569	860,473
Nestle S.A. (Switzerland)(a)	42,860	5,114,514
Post Holdings, Inc.*	72,970	8,302,527
TreeHouse Foods, Inc.*	23,973	1,141,115
		22,163,842

Food Service – 0.1%
Healthcare Services Group, Inc.	71,917	2,153,914

Forest Products & Paper – 0.6%
International Paper Co.	173,363	10,055,054

Gas – 0.6%
South Jersey Industries, Inc.	204,988	5,073,453
UGI Corp.	128,001	5,594,924
		10,668,377

Hand/Machine Tools – 0.2%
Stanley Black & Decker, Inc.	19,003	3,929,250

Healthcare - Products – 3.2%
Abbott Laboratories	40,182	4,825,055
Alcon, Inc. (Switzerland)*	66,174	4,991,505
Boston Scientific Corp.*	165,687	7,223,953
CONMED Corp.	16,130	2,273,523
Danaher Corp.	20,823	5,287,793
Intuitive Surgical, Inc.*	1,366	1,181,590
Medtronic PLC	65,143	8,528,521
Merit Medical
Systems, Inc.*	35,358	2,248,769
Neogen Corp.*	25,818	2,478,786
Patterson Cos., Inc.	34,441	1,106,934
Thermo Fisher Scientific, Inc.	31,371	14,751,585
		54,898,014

Healthcare - Services – 1.4%
Ensign Group (The), Inc.	34,756	2,983,803
ICON PLC (Ireland)*	16,419	3,562,102

	Number of Shares	Value

Healthcare - Services (Continued)
Medpace Holdings, Inc.*	17,166	$ 2,912,727
Pennant Group (The), Inc.*	23,753	960,096
UnitedHealth Group, Inc.	33,638	13,414,834
		23,833,562

Holding Companies - Diversified – 0.1%
Empower Ltd., Class A*	107,390	1,072,826
Juniper Industrial Holdings, Inc., Class A*	49,681	657,777
		1,730,603

Home Builders – 0.6%
Century Communities, Inc.*	33,039	2,442,904
Installed Building Products, Inc.	14,941	2,011,806
NVR, Inc.*	1,095	5,494,819
		9,949,529

Household Products/Wares – 0.4%
Central Garden & Pet Co., Class A*	41,419	2,040,714
Kimberly-Clark Corp.	17,319	2,308,969
Reckitt Benckiser Group PLC (United Kingdom)	20,984	1,868,367
		6,218,050

Insurance – 4.9%
American International Group, Inc.	277,775	13,458,199
Aon PLC, Class A	30,976	7,788,606
Argo Group International Holdings Ltd.	40,480	2,112,246
Berkshire Hathaway, Inc., Class B*	37,494	10,308,975
Brighthouse Financial, Inc.*	53,105	2,484,783
Chubb Ltd.	39,416	6,763,391
Enstar Group Ltd.*	6,849	1,720,332
Hartford Financial Services Group (The), Inc.	58,127	3,834,057
James River Group Holdings Ltd.	46,726	2,201,262
Loews Corp.	166,385	9,275,964
Marsh & McLennan Cos., Inc.	45,347	6,153,588
Progressive (The) Corp.	33,302	3,354,844
Reinsurance Group of America, Inc.	12,206	1,593,249
RenaissanceRe Holdings Ltd.	12,572	2,122,279
Travelers (The) Cos., Inc.	26,752	4,137,464
Voya Financial, Inc.	94,843	6,432,252
		83,741,491

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number of Shares	Value

Internet – 5.9%
1-800-Flowers.com, Inc., Class A*	44,977	$ 1,438,140
Alibaba Group Holding Ltd. ADR (China)*	20,534	4,742,327
Amazon.com, Inc.*	9,988	34,632,591
Booking Holdings, Inc.*	2,158	5,321,801
eBay, Inc.	102,292	5,706,871
Facebook, Inc., Class A*	72,707	23,635,592
Open Lending Corp., Class A*	56,342	2,200,155
Palo Alto Networks, Inc.*	22,139	7,823,701
Proofpoint, Inc.*	15,586	2,682,506
Q2 Holdings, Inc.*	11,209	1,165,960
Sea Ltd. ADR (Taiwan)*	14,870	3,755,270
Uber Technologies, Inc.*	142,189	7,787,691
		100,892,605

Leisure Time – 0.3%
Camping World Holdings, Inc., Class A	24,426	1,063,508
Polaris, Inc.	12,791	1,791,124
YETI Holdings, Inc.*	30,222	2,581,563
		5,436,195

Lodging – 0.1%
Marriott International, Inc., Class A*	7,836	1,163,803

Machinery - Diversified – 1.0%
Alamo Group, Inc.	6,641	1,044,297
Altra Industrial Motion Corp.	85,981	5,073,739
Colfax Corp.*	142,058	6,419,601
Columbus McKinnon Corp.	23,901	1,183,339
Kadant, Inc.	14,038	2,499,185
Otis Worldwide Corp.	13,153	1,024,224
		17,244,385

Media – 1.4%
Comcast Corp., Class A	260,696	14,638,081
Liberty Media Corp.-Liberty Formula One, Class C*	51,104	2,398,822
Walt Disney (The) Co.*	38,470	7,156,189
		24,193,092

Metal Fabricate/Hardware – 0.3%
AZZ, Inc.	16,759	882,194
Helios Technologies, Inc.	29,569	2,137,247
RBC Bearings, Inc.*	10,637	2,121,337
		5,140,778

Miscellaneous Manufacturing – 1.5%
Eaton Corp. PLC	35,083	5,014,413
Fabrinet (Thailand)*	31,652	2,710,044

	Number of Shares	Value

Miscellaneous Manufacturing (Continued)
Federal Signal Corp.	54,910	$ 2,274,921
Illinois Tool Works, Inc.	24,373	5,617,002
Parker-Hannifin Corp.	18,208	5,713,853
Trane Technologies PLC	21,518	3,740,474
		25,070,707

Oil & Gas – 1.3%
Chevron Corp.	57,946	5,972,494
Cimarex Energy Co.	57,751	3,823,116
ConocoPhillips	45,028	2,302,732
EOG Resources, Inc.	23,647	1,741,365
Hess Corp.	59,427	4,427,906
PDC Energy, Inc.*	58,774	2,145,839
Pioneer Natural Resources Co.	9,983	1,535,685
		21,949,137

Packing & Containers – 0.1%
TriMas Corp.*	38,914	1,239,022

Pharmaceuticals – 3.7%
AbbVie, Inc.	67,245	7,497,817
Cigna Corp.	29,867	7,437,182
Johnson & Johnson	96,576	15,715,812
McKesson Corp.	15,119	2,835,720
Merck & Co., Inc.	85,919	6,400,966
Pfizer, Inc.	311,971	12,057,679
Roche Holding A.G. (Genusschein) (Switzerland)	3,852	1,256,352
Zoetis, Inc.	53,320	9,225,960
		62,427,488

Private Equity – 0.5%
Brookfield Asset
Management, Inc., Class A (Canada)	172,161	7,847,098

Real Estate – 0.1%
Jones Lang LaSalle, Inc.*	6,695	1,258,057
Radius Global Infrastructure, Inc. Class A*	67,550	1,000,416
		2,258,473

Real Estate Investment Trusts – 2.1%
Community Healthcare Trust, Inc.	23,682	1,205,887
CubeSmart	162,414	6,876,609
Douglas Emmett, Inc.	72,023	2,415,651
Easterly Government Properties, Inc.	52,819	1,131,911
Equinix, Inc.	7,969	5,743,736

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number of Shares	Value

Real Estate Investment Trusts (Continued)
Mid-America Apartment Communities, Inc.	13,574	$ 2,135,597
Monmouth Real Estate Investment Corp.	99,162	1,832,514
National Storage Affiliates Trust	93,358	4,242,188
Plymouth Industrial REIT, Inc.	64,715	1,206,288
PotlatchDeltic Corp.	34,992	2,077,125
Public Storage	4,348	1,222,484
Rayonier, Inc.	35,366	1,283,078
Summit Hotel Properties, Inc.*	112,422	1,143,332
UDR, Inc.	22,277	1,034,767
Weyerhaeuser Co.	59,612	2,311,157
		35,862,324

Retail – 3.9%
Academy Sports & Outdoors, Inc.*	34,478	1,062,267
Advance Auto Parts, Inc.	38,949	7,796,032
Bloomin’ Brands, Inc.*	40,811	1,289,628
Chuy’s Holdings, Inc.*	24,899	1,216,565
Five Below, Inc.*	9,910	1,994,586
Floor & Decor Holdings, Inc., Class A*	19,990	2,217,291
Home Depot (The), Inc.	28,792	9,319,107
Jack in the Box, Inc.	19,235	2,320,703
Lowe’s Cos., Inc.	47,420	9,306,175
National Vision Holdings, Inc.*	20,605	1,038,698
Ollie’s Bargain Outlet Holdings, Inc.*	17,557	1,619,984
Papa John’s International, Inc.	11,435	1,105,993
Sonic Automotive, Inc. Class A	43,386	2,140,665
TJX (The) Cos., Inc.	71,223	5,056,833
Tractor Suppy Co.	26,670	5,029,962
Ulta Beauty, Inc.*	21,538	7,093,540
Walmart, Inc.	47,900	6,701,689
		66,309,718

Savings & Loans – 0.4%
Provident Financial Services, Inc.	47,148	1,111,278
Sterling Bancorp	249,942	6,281,043
		7,392,321

Semiconductors – 3.8%
Amkor Technology, Inc.	103,750	2,097,825
Analog Devices, Inc.	14,885	2,279,787
ASML Holding N.V. (Netherlands)(a)	7,530	4,880,193

	Number of Shares	Value

Semiconductors (Continued)
Intel Corp.	125,956	$ 7,246,249
Micron Technology, Inc.*	56,073	4,826,203
Monolithic Power Systems, Inc.	5,359	1,936,635
NVIDIA Corp.	17,367	10,426,799
NXP Semiconductors N.V. (Netherlands)	51,319	9,879,421
QUALCOMM, Inc.	65,847	9,139,564
Texas Instruments, Inc.	60,718	10,960,206
		63,672,882

Software – 5.4%
Adobe, Inc.*	23,136	11,760,954
Akamai Technologies, Inc.*	46,778	5,084,769
Atlassian Corp. PLC, Class A*	23,310	5,537,524
Fidelity National
Information Services, Inc.	67,073	10,255,462
Fiserv, Inc.*	37,645	4,521,917
Five9, Inc.*	13,502	2,537,971
Guidewire Software, Inc.*	11,576	1,221,384
HubSpot, Inc.*	2,547	1,340,868
Medallia, Inc.*	42,780	1,261,582
Microsoft Corp.	76,327	19,248,143
Nutanix, Inc., Class A*	79,769	2,156,954
salesforce.com, Inc.*	49,748	11,457,959
Splunk, Inc.*	39,277	4,965,398
UiPath, Inc. Class A*	18,014	1,297,008
VMware, Inc., Class A*	31,538	5,072,256
Workday, Inc., Class A*	17,420	4,302,740
		92,022,889

Telecommunications – 1.3%
Cisco Systems, Inc.	213,800	10,884,558
Verizon Communications, Inc.	15,869	917,069
Viavi Solutions, Inc.*	134,021	2,192,584
Vodafone Group PLC ADR (United Kingdom)	401,979	7,617,502
		21,611,713

Transportation – 1.3%
Canadian National Railway Co. (Canada)	16,956	1,825,313
Hub Group, Inc., Class A*	4,572	300,472
Kirby Corp.*	80,083	5,101,287
Union Pacific Corp.	21,193	4,706,753
United Parcel Service, Inc., Class B	47,525	9,688,447
		21,622,272

Total Common Stocks (Cost $979,772,080)		1,348,745,812

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

	Number of Shares	Value

Investment Companies – 18.6%
Energy Select Sector SPDR Fund	638,532	$ 31,537,095
Global X MLP & Energy Infrastructure ETF	3,178,142	105,673,221
Vanguard Consumer Staples ETF	378,881	68,766,902
Vanguard Financials ETF	479,495	43,058,651
Vanguard Health Care ETF	282,750	67,359,533

Total Investment Companies (Cost $263,835,869)		316,395,402

Short-Term Investments – 2.1%
Money Market Fund – 2.1%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(b)	35,335,494	35,335,494

Total Short-Term Investments (Cost $35,335,494)		35,335,494

Total Investments – 99.9% (Cost $1,278,943,443)		1,700,476,708

Other Assets less Liabilities – 0.1%		2,254,828

NET ASSETS – 100.0%		$1,702,731,536

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Security sold outside United States without registration under the Securities Act of 1933.

(b)	7-day current yield as of April 30, 2021 is disclosed.

*	Non-Income Producing Security

Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar U.S. Equity Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Fund’s investments carried at fair value:

Morningstar U.S. Equity Fund	Level 1	Level 2	Level 3	Totals

Investments
Common Stocks	1,335,938,159	$12,807,653	$—	1,348,745,812
Investment Companies	316,395,402	—	—	316,395,402
Short-Term Investments	35,335,494	—	—	35,335,494

Total Investments	$1,687,669,055	$12,807,653	$—	$1,700,476,708

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments

Morningstar International Equity Fund

	Number of Shares	Value

Common Stocks – 67.9%
Advertising – 0.8%
Publicis Groupe S.A. (France)	68,036	$ 4,403,285
WPP PLC (United Kingdom)	327,500	4,415,395
		8,818,680

Aerospace/Defense – 0.2%
Rolls-Royce Holdings PLC (United Kingdom)*	1,240,636	1,795,459

Agriculture – 0.1%
KT&G Corp. (South Korea)	20,214	1,495,835

Airlines – 0.4%
Ryanair Holdings PLC ADR (Ireland)*	33,491	3,913,423

Auto Manufacturers – 2.9%
Bayerische Motoren Werke A.G. (Germany)	114,120	11,435,993
Daimler A.G. (Germany)(a)	132,590	11,800,345
Maruti Suzuki India Ltd. (India)	3,113	270,846
Toyota Motor Corp. (Japan)	56,900	4,257,496
Volvo AB, Class B (Sweden)	134,100	3,274,800
		31,039,480

Auto Parts & Equipment – 1.4%
Continental A.G. (Germany)	65,775	8,888,798
Hyundai Mobis Co. Ltd. (South Korea)	7,038	1,703,392
Valeo S.A. (France)	110,694	3,587,147
Weichai Power Co. Ltd., Class H (China)	362,000	837,917
		15,017,254

Banks – 10.9%
Al Rajhi Bank (Saudi Arabia)	16,959	446,518
Axis Bank Ltd. (India)*	614,461	5,906,764
Banco Bilbao Vizcaya Argentaria S.A. (Spain)*	580,327	3,249,590
Banco do Brasil S.A. (Brazil)*	406,700	2,208,678
Banco Santander Chile ADR (Chile)	28,845	641,513
Bank Central Asia Tbk PT (Indonesia)	173,900	384,973
Bank Mandiri Persero Tbk PT (Indonesia)	7,389,100	3,145,991
BNP Paribas S.A. (France)*	183,305	11,753,104
China Construction Bank Corp., Class H (China)	5,250,000	4,144,044

	Number of Shares	Value

Banks (Continued)
China Merchants Bank Co. Ltd., Class H (China)	376,113	$ 3,021,094
Commercial International Bank Egypt S.A.E. GDR (Egypt)(a)	363,855	1,329,890
Credicorp Ltd. (Peru)	5,296	632,342
Credit Suisse Group A.G. (Switzerland)(a)	985,800	10,331,165
DBS Group Holdings Ltd. (Singapore)	267,952	6,005,090
First Abu Dhabi Bank PJSC (United Arab Emirates)	220,348	852,786
FirstRand Ltd. (South Africa)	159,595	561,391
Grupo Financiero Banorte S.A.B. de C.V., Class O (Mexico)	263,520	1,496,276
HDFC Bank Ltd. (India)*	77,963	1,481,295
HDFC Bank Ltd. ADR (India)*	44,131	3,101,527
ICICI Bank Ltd. ADR (India)*	222,723	3,630,385
Intesa Sanpaolo S.p.A. (Italy)*	4,561,900	12,718,189
Kasikornbank PCL (Thailand)(a)	288,200	1,219,941
Komercni banka A.S. (Czech Republic)*	8,951	270,953
Kotak Mahindra Bank Ltd. (India)*	19,367	455,996
Lloyds Banking Group PLC (United Kingdom)	22,824,700	14,312,913
Natwest Group PLC (United Kingdom)	1,893,153	5,137,666
Nedbank Group Ltd. (South Africa)*	169,003	1,721,926
OTP Bank Nyrt. (Hungary)*	73,780	3,316,768
Saudi National Bank (Saudi Arabia)*	38,396	581,540
Sberbank of Russia PJSC (Russia)	758,991	3,009,831
Sberbank of Russia PJSC ADR (Russia)	178,982	2,817,755
Shinhan Financial Group Co. Ltd. (South Korea)	57,582	2,069,239
Skandinaviska Enskilda Banken AB Class A (Sweden)	179,219	2,296,360
Standard Bank Group Ltd. (South Africa)	113,160	920,298
Standard Chartered PLC (United Kingdom)	263,658	1,891,468
		117,065,259

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number of Shares	Value

Beverages – 1.3%
Ambev S.A. ADR (Brazil)	926,746	$2,576,354
Anheuser-Busch InBev S.A./N.V. (Belgium)	65,761	4,658,017
China Resources Beer Holdings Co. Ltd. (China)	86,000	692,791
Diageo PLC (United Kingdom)	60,489	2,715,437
Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	33,852	2,623,530
Kweichow Moutai Co. Ltd., Class A (China)	3,600	1,111,829
		14,377,958

Building Materials – 0.7%
Anhui Conch Cement Co. Ltd., Class H (China)	457,000	2,727,676
Hongfa Technology Co. Ltd., Class A (China)	40,700	350,071
LafargeHolcim Ltd. (Switzerland)(a)*	67,405	4,159,407
		7,237,154

Chemicals – 1.2%
Air Liquide S.A. (France)	14,060	2,367,738
Linde PLC (United Kingdom)	9,118	2,606,265
Novozymes A/S, Class B (Denmark)	34,536	2,449,382
Symrise A.G. (Germany)	27,568	3,559,995
UPL Ltd. (India)	213,052	1,741,969
		12,725,349

Coal – 0.3%
China Shenhua Energy Co. Ltd., Class H (China)	966,000	2,012,075
Coal India Ltd. (India)	457,079	819,272
		2,831,347

Commercial Services – 2.1%
Adyen N.V. (Netherlands)(b)*	3,179	7,823,818
Amadeus IT Group S.A. (Spain)*	62,000	4,222,082
Ashtead Group PLC (United Kingdom)	19,450	1,249,681
Bidvest Group (The) Ltd. (South Africa)	103,476	1,194,893
Brambles Ltd. (Australia)	289,500	2,319,162
Bureau Veritas S.A. (France)*	11,259	336,725
CCR S.A. (Brazil)	750,360	1,670,060
New Oriental Education & Technology Group, Inc. ADR (China)*	19,710	300,775

	Number of Shares	Value

Commercial Services (Continued)
SGS S.A. (Switzerland)(a)	733	$2,168,877
StoneCo Ltd., Class A (Brazil)*	8,657	559,588
TAL Education Group ADR (China)*	10,084	574,284
		22,419,945

Computers – 1.1%
Capgemini S.E. (France)	18,800	3,445,044
Check Point Software Technologies Ltd. (Israel)*	26,052	3,043,134
Infosys Ltd. (India)	96,299	1,750,110
Infosys Ltd. ADR (India)	30,757	556,086
Quanta Computer, Inc. (Taiwan)	284,000	994,001
Tata Consultancy Services Ltd. (India)	26,001	1,064,054
Wiwynn Corp. (Taiwan)	35,000	1,138,330
		11,990,759

Cosmetics/Personal Care – 1.9%
LG Household & Health Care Ltd. (South Korea)	2,115	2,921,088
L’Oreal S.A. (France)	19,875	8,138,225
Unicharm Corp. (Japan)	116,300	4,520,622
Unilever PLC (United Kingdom)	37,369	2,182,548
Unilever PLC (London Exchange) (United Kingdom)	52,919	3,099,843
		20,862,326

Distribution/Wholesale – 0.1%
Bunzl PLC (United Kingdom)	32,600	1,048,182

Diversified Financial Services – 1.3%
AMP Ltd. (Australia)	2,585,500	2,220,294
B3 S.A. - Brasil Bolsa Balcao (Brazil)	67,700	642,471
Capitec Bank Holdings Ltd. (South Africa)*	5,385	551,923
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	6,000	361,866
Housing Development Finance Corp. Ltd. (India)	55,843	1,818,544
KB Financial Group, Inc. (South Korea)	46,898	2,308,723
Network International Holdings PLC (United Arab Emirates)(b)*	71,018	412,109
Pagseguro Digital Ltd., Class A (Brazil)*	10,233	468,057
Sanlam Ltd. (South Africa)	221,426	854,870

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number of Shares	Value

Diversified Financial Services (Continued)
Schroders PLC (United Kingdom)	81,200	$4,045,668
XP, Inc., Class A (Brazil)*	8,188	324,245
		14,008,770

Electric – 0.2%
Engie Brasil Energia S.A. (Brazil)	117,900	886,629
Power Grid Corp. of India Ltd. (India)	315,639	936,500
		1,823,129

Electrical Component & Equipment – 0.6%
Schneider Electric S.E. (France)	40,729	6,498,553

Electronics – 0.3%
AAC Technologies Holdings, Inc. (China)	138,153	766,913
Hon Hai Precision Industry Co. Ltd. (Taiwan)	513,000	2,108,967
		2,875,880

Engineering & Construction – 0.1%
Airports of Thailand PCL (Thailand)(a)	141,500	281,750
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR (Mexico)*	3,496	594,670
		876,420

Entertainment – 0.1%
OPAP S.A. (Greece)	47,689	731,366
Songcheng Performance Development Co. Ltd., Class A (China)	180,000	602,928
		1,334,294

Food – 1.2%
BIM Birlesik Magazalar A.S. (Turkey)	26,518	208,204
China Mengniu Dairy Co. Ltd. (China)*	403,000	2,156,896
Danone S.A. (France)	27,600	1,948,271
Magnit PJSC GDR (Russia)(a)	54,972	774,281
Nestle S.A. ADR (Switzerland)	40,087	4,791,599
Shoprite Holdings Ltd. (South Africa)	70,230	700,194
Tingyi Cayman Islands Holding Corp. (China)	458,000	822,931

	Number of Shares	Value

Food (Continued)
Universal Robina Corp. (Philippines)	147,950	$420,574
X5 Retail Group N.V. GDR (Russia)(a)	44,093	1,353,574
		13,176,524

Food Service – 0.2%
Compass Group PLC (United Kingdom)*	125,100	2,721,461

Forest Products & Paper – 0.3%
Mondi PLC (United Kingdom)	35,686	968,652
UPM-Kymmene OYJ (Finland)	59,400	2,322,965
		3,291,617

Gas – 0.3%
ENN Energy Holdings Ltd. (China)	171,300	2,923,163

Healthcare - Products – 1.3%
Alcon, Inc. (Switzerland)*	48,480	3,656,846
EssilorLuxottica S.A. (France)	9,485	1,578,682
Hengan International Group Co. Ltd. (China)	290,000	1,874,092
Sonova Holding A.G. (Switzerland)(a)*	11,811	3,497,239
Sysmex Corp. (Japan)	35,100	3,505,912
		14,112,771

Healthcare - Services – 1.3%
Fresenius Medical Care A.G. & Co. KGaA (Germany)	92,100	7,333,584
Fresenius S.E. & Co. KGaA (Germany)	2,928	143,909
Life Healthcare Group Holdings Ltd. (South Africa)*	755,945	992,463
Lonza Group A.G. (Switzerland)(a)	7,775	4,942,679
Rede D’Or Sao Luiz S.A. (Brazil)(b)*	19,640	254,754
		13,667,389

Holding Companies - Diversified – 0.2%
Siam Cement (The) PCL (Thailand)(a)	138,800	2,053,943

Home Furnishings – 0.2%
Coway Co. Ltd. (South Korea)	24,947	1,494,912

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number of Shares	Value

Home Furnishings (Continued)
Gree Electric Appliances, Inc. of Zhuhai, Class A (China)	66,400	$612,641
Midea Group Co. Ltd., Class A (China)	36,800	454,360
		2,561,913

Household Products/Wares – 0.3%
Henkel A.G. & Co. KGaA (Germany)	24,300	2,414,267
Kimberly-Clark de Mexico S.A.B. de C.V., Series A (Mexico)	489,800	848,935
		3,263,202

Insurance – 3.9%
AIA Group Ltd. (Hong Kong)	857,800	10,887,692
Allianz S.E. (Germany)(a)	66,407	17,240,383
BB Seguridade Participacoes S.A. (Brazil)	322,800	1,325,179
Ping An Insurance Group Co. of China Ltd., Class H (China)	684,500	7,462,606
Prudential PLC (United Kingdom)	218,100	4,618,112
		41,533,972

Internet – 4.1%
Alibaba Group Holding Ltd. (China)*	128,356	3,710,479
Alibaba Group Holding Ltd. ADR (China)	39,161	9,044,233
Coupang, Inc. (South Korea)*	4,483	187,838
Mail.Ru Group Ltd. GDR (Russia)(a)*	15,340	342,626
Meituan, Class B (China)(b)*	15,200	581,770
MercadoLibre, Inc. (Argentina)*	696	1,093,402
Naspers Ltd., Class N (South Africa)	34,206	7,784,602
NAVER Corp. (South Korea)	14,304	4,606,203
Ozon Holdings PLC ADR (Russia)*	5,683	353,426
Prosus N.V. (China)*	3,224	349,906
Sea Ltd. ADR (Taiwan)*	342	86,369
Tencent Holdings Ltd. (China)	151,000	12,045,578
Tencent Music Entertainment Group ADR (China)*	10,546	183,711

	Number of Shares	Value

Internet (Continued)
Trip.com Group Ltd. ADR (China)*	16,637	$650,174
Yandex N.V., Class A (Russia)*	38,986	2,555,532
		43,575,849

Investment Management Companies – 0.5%
EXOR N.V. (Netherlands)	67,600	5,548,113

Iron/Steel – 0.7%
Ternium S.A. ADR (Mexico)*	12,677	495,544
thyssenkrupp A.G. (Germany)*	498,000	6,657,715
		7,153,259

Leisure Time – 0.1%
Bajaj Auto Ltd. (India)*	14,867	768,411
Hero MotoCorp Ltd. (India)	18,026	685,459
		1,453,870

Lodging – 0.7%
Accor S.A. (France)*	180,535	7,269,462

Machinery - Construction & Mining – 0.8%
Epiroc AB, Class A (Sweden)	170,570	3,690,710
Komatsu Ltd. (Japan)	185,100	5,442,796
		9,133,506

Machinery - Diversified – 2.8%
Atlas Copco AB, Class A (Sweden)	146,931	8,909,905
CNH Industrial N.V. (United Kingdom)	604,273	8,970,181
FANUC Corp. (Japan)	10,000	2,302,829
Keyence Corp. (Japan)	10,400	4,992,552
Kubota Corp. (Japan)	191,600	4,507,539
		29,683,006

Media – 1.1%
Grupo Televisa S.A.B. ADR (Mexico)*	393,900	4,876,482
Liberty Global PLC, Class A (United Kingdom)*	207,600	5,584,440
Liberty Global PLC, Class C (United Kingdom)*	40,673	1,100,611
		11,561,533

Metal Fabricate/Hardware – 0.4%
Catcher Technology Co. Ltd. (Taiwan)	111,000	783,298
SKF AB, Class B (Sweden)	119,900	3,097,708
		3,881,006

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number of Shares	Value

Mining – 2.7%
Alrosa PJSC (Russia)	869,291	$1,258,497
Anglo American PLC (South Africa)	37,482	1,589,254
BHP Group Ltd. ADR (Australia)	102,058	7,425,740
Glencore PLC (Australia)*	2,805,889	11,429,575
Grupo Mexico S.A.B. de C.V., Series B (Mexico)	336,216	1,524,980
Rio Tinto PLC (Australia)	67,860	5,683,769
Southern Copper Corp. (Peru)	6,653	461,785
		29,373,600

Miscellaneous Manufacturing – 1.0%
Alfa Laval AB (Sweden)	111,028	3,749,712
Largan Precision Co. Ltd. (Taiwan)	10,000	1,106,282
Orica Ltd. (Australia)	394,872	4,111,076
Smiths Group PLC (United Kingdom)	74,000	1,661,917
		10,628,987

Oil & Gas – 1.8%
Bharat Petroleum Corp. Ltd. (India)	142,416	808,456
Cenovus Energy, Inc. (Canada)	615,400	4,791,423
Galp Energia SGPS S.A. (Portugal)	114,799	1,321,888
Gazprom PJSC ADR (Russia)	202,979	1,230,813
LUKOIL PJSC ADR (Russia)	37,949	2,904,514
LUKOIL PJSC ADR (Russia)	51,528	3,980,023
Oil & Natural Gas Corp. Ltd. (India)	620,935	902,159
Petrobras Distribuidora S.A. (Brazil)	273,100	1,126,175
Royal Dutch Shell PLC, Class B (Netherlands)	156,609	2,802,310
		19,867,761

Pharmaceuticals – 3.7%
Bayer A.G. (Germany)(a)	187,160	12,110,818
Chugai Pharmaceutical Co. Ltd. (Japan)	99,000	3,715,956
CSPC Pharmaceutical Group Ltd. (China)	2,216,160	2,735,493
Jiangsu Hengrui Medicine Co. Ltd., Class A (China)	29,700	384,591
Novartis A.G. (Switzerland)(a)	59,900	5,111,650
Roche Holding A.G. (Genusschein) (Switzerland)	30,925	10,086,370

	Number of Shares	Value

Pharmaceuticals (Continued)
Shionogi & Co. Ltd. (Japan)	57,600	$3,036,627
Sino Biopharmaceutical Ltd. (Hong Kong)	525,500	563,924
Sinopharm Group Co. Ltd., Class H (China)	761,523	2,348,803
		40,094,232

Real Estate – 0.2%
A-Living Smart City Services Co. Ltd. (China)(b)	22,750	104,569
China Overseas Land & Investment Ltd. (China)	141,500	358,116
China Vanke Co. Ltd., Class H (China)	395,500	1,383,027
Greentown Service Group Co. Ltd. (China)	188,000	298,864
		2,144,576

Retail – 2.3%
Alimentation Couche-Tard, Inc., Class B (Canada)	69,273	2,347,330
Astra International Tbk PT (Indonesia)	3,473,100	1,319,900
Cie Financiere Richemont S.A., Class A (Switzerland)(a)	21,680	2,224,949
Clicks Group Ltd. (South Africa)	25,792	430,741
CP ALL PCL (Thailand)(a)*	615,900	1,223,539
Hennes & Mauritz AB, Class B (Sweden)*	197,700	4,864,882
Lojas Renner S.A. (Brazil)	53,493	394,990
Nitori Holdings Co. Ltd. (Japan)	12,400	2,220,907
President Chain Store Corp. (Taiwan)	70,000	676,558
Raia Drogasil S.A. (Brazil)*	189,740	921,446
Restaurant Brands International, Inc. (Canada)	32,600	2,236,686
SM Investments Corp. (Philippines)	43,580	869,659
Swatch Group (The) A.G. (Bearer) (Switzerland)	7,350	2,252,823
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	219,401	719,495
Yifeng Pharmacy Chain Co. Ltd., Class A (China)	36,548	506,523

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number of Shares	Value

Retail (Continued)
Yum China Holdings, Inc. (China)	16,800	$1,057,056
Zhongsheng Group Holdings Ltd. (China)	55,500	419,799
		24,687,283

Semiconductors – 5.1%
ASE Technology Holding Co. Ltd. (Taiwan)	300,000	1,253,622
ASM Pacific Technology Ltd. (Hong Kong)	85,600	1,292,854
ASML Holding N.V. (Netherlands)	519	336,905
Globalwafers Co. Ltd. (Taiwan)	46,000	1,409,855
Infineon Technologies A.G. (Germany)	254,384	10,200,942
MediaTek, Inc. (Taiwan)	15,000	628,839
Novatek Microelectronics Corp. (Taiwan)	131,000	2,890,219
Samsung Electronics Co. Ltd. (South Korea)	132,321	9,644,280
Samsung Electronics Co. Ltd. GDR (South Korea)(a)	2,553	4,651,744
SK Hynix, Inc. (South Korea)	41,244	4,705,171
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	359,945	7,580,306
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	79,441	9,273,942
Vanguard International Semiconductor Corp. (Taiwan)	101,000	427,288
		54,295,967

Software – 1.5%
Dassault Systemes S.E. (France)	14,224	3,299,580
Open Text Corp. (Canada)	86,100	4,054,402
SAP S.E. (Germany)	36,000	5,040,746
SAP S.E. ADR (Germany)	26,678	3,733,319
		16,128,047

Telecommunications – 1.0%
America Movil S.A.B. de C.V., Series L ADR (Mexico)	170,974	2,383,378
Indus Towers Ltd. (India)	326,682	1,110,738
Mobile TeleSystems PJSC ADR (Russia)	222,673	1,886,040
Telkom Indonesia Persero Tbk PT (Indonesia)	10,866,400	2,400,874

		Number of Shares	Value

Telecommunications (Continued)
Telkom Indonesia Persero Tbk PT ADR (Indonesia)		80,299	$1,771,396
Vodacom Group Ltd. (South Africa)		91,935	797,027
			10,349,453

Transportation – 0.2%
Canadian National Railway Co. (Canada)		22,247	2,394,890
InPost S.A. (Poland)*		12,308	234,537
			2,629,427
Total Common Stocks (Cost $551,197,660)			728,820,348

		Par(c)

Convertible Bonds – 0.1%

Banks – 0.1%
Credit Suisse Group Guernsey VII Ltd., 11/12/21(b)(d)	CHF	$400,000	437,996
Total Convertible Bonds (Cost $437,996)			437,996

		Number of Shares

Preferred Stocks – 1.2%

Banks – 0.5%
Itau Unibanco Holding S.A., 0.63% (Brazil)(e)		490,856	2,478,655
Itau Unibanco Holding S.A. ADR, 0.63% (Brazil)(e)		642,751	3,213,755
			5,692,410

Chemicals – 0.1%
FUCHS PETROLUB S.E., 2.27% (Germany)(e)		23,227	1,236,825

Household Products/Wares – 0.0%(f)
Henkel A.G. & Co. KGaA, 1.95% (Germany)(e)		2,500	287,174

Semiconductors – 0.6%
Samsung Electronics Co. Ltd., 1.89% (South Korea)(e)		12,061	791,858
Samsung Electronics Co. Ltd. GDR, 1.90% (South Korea)(a)(e)		3,188	5,271,335
			6,063,193

Total Preferred Stocks (Cost $10,102,332)			13,279,602

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar International Equity Fund

	Number of Shares	Value

Rights – 0.0%(f)

Banks – 0.0%(f)
Credit Suisse Group A.G. (Switzerland)(g)*	985,800	$41,214

Total Rights (Cost $0)		41,214

Investment Companies – 28.7%
iShares Global Energy ETF	1,115,497	27,575,086
iShares MSCI Mexico ETF	495,158	22,509,883
iShares MSCI South Korea ETF	112,576	10,194,883
iShares MSCI United Kingdom ETF	2,496,818	81,221,489
JPMorgan BetaBuilders Japan ETF	2,402,883	134,561,448
Xtrackers MSCI Europe Hedged Equity ETF	982,579	32,660,926

Total Investment Companies (Cost $258,613,560)		308,723,715

	Number of Shares	Value

Short-Term Investments – 2.1%
Money Market Fund – 2.1%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(h)	22,884,867	$22,884,867

Total Short-Term Investments (Cost $22,884,867)		22,884,867

Total Investments – 100.0% (Cost $843,236,415)		1,074,187,742

Liabilities less Other Assets – (0.0)%(f)(i)		(5,366)

NET ASSETS – 100.0%		$1,074,182,376

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Security sold outside United States without registration under the Securities Act of 1933.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.

(c)	Par value is in USD unless otherwise indicated.
(d)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2021.
(e)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(f)	Amount rounds to less than 0.05%.
(g)

This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of CHF0.038 is based on the calculated intrinsic value using the daily underlying equity close price and applicable conversion/subscription ratios. During the fiscal period, the Fund acquired $41,214 of this security.

(h)	7-day current yield as of April 30, 2021 is disclosed.
(i)	Includes appreciation/ (depreciation) on forward foreign currency exchange contracts.
*	Non-Income Producing Security

Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
PCL	Public Company Limited
PJSC	Public Joint Stock Company
PLC	Public Limited Company

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar International Equity Fund

Concentration by Currency (%)(a)
U.S. Dollar	40.2
Euro	19.6
British Pound	6.7
Hong Kong Dollar	6.2
All other currencies less than 5%	27.3

Total	100.0

(a) Percentages shown are based on Net Assets.

Country Diversification (%)(a)
United States	28.7
Germany	9.5
United Kingdom	6.5
China	6.5
France	5.1
Switzerland	5.0
All other countries less than 5%	38.7

Total	100.0

(a) Percentages shown are based on Net Assets.

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2021:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/16/21	U.S. Dollars	3,666,856	Swiss Francs	3,236,000	Northern Trust	$118,885

Net Unrealized Appreciation						$118,885

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Fund’s investments carried at fair value:

Morningstar International Equity Fund	Level 1	Level 2	Level 3	Totals

Investments
Common Stocks	$124,285,926	$604,534,422	$—	$728,820,348
Convertible Bonds	—	437,996	—	437,996
Preferred Stocks	5,692,410	7,587,192	—	13,279,602
Rights	—	—	41,214	41,214
Investment Companies	308,723,715	—	—	308,723,715
Short-Term Investments	22,884,867	—	—	22,884,867

Total Investments	$461,586,918	$612,559,610	$41,214	$1,074,187,742

Morningstar International Equity Fund	Level 1	Level 2	Level 3	Totals

Derivative Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$118,885	$—	$118,885

Total Derivative Financial Instruments	$—	$118,885	$—	$118,885

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments

Morningstar Global Income Fund

	Number of Shares	Value

Common Stocks – 45.7%
Aerospace/Defense – 2.0%
Raytheon Technologies Corp.	65,460	$5,448,890

Agriculture – 0.5%
British American Tobacco PLC ADR (United Kingdom)	39,651	1,487,309

Auto Manufacturers – 1.9%
Toyota Motor Corp. ADR (Japan)	34,974	5,273,030

Auto Parts & Equipment – 1.0%
Cie Generale des Etablissements Michelin S.C.A. (France)	19,658	2,844,526

Banks – 5.7%
BNP Paribas S.A. (France)*	91,294	5,853,566
JPMorgan Chase & Co.	39,460	6,069,343
Svenska Handelsbanken AB, Class A (Sweden)	317,055	3,671,581
		15,594,490

Building Materials – 4.8%
Cie de Saint-Gobain (France)*	85,987	5,425,364
Johnson Controls International PLC	68,324	4,259,318
Xinyi Glass Holdings Ltd. (Hong Kong)	974,765	3,453,597
		13,138,279

Chemicals – 1.5%
Denka Co. Ltd. (Japan)	103,100	4,037,652

Computers – 1.3%
Quanta Computer, Inc. (Taiwan)	989,000	3,461,503

Cosmetics/Personal Care – 0.8%
Unilever PLC ADR (United Kingdom)	37,790	2,219,029

Electric – 3.6%
Duke Energy Corp.	27,112	2,729,908
Enel S.p.A. (Italy)	368,932	3,663,248
Iberdrola S.A. (Spain)	261,670	3,536,198
		9,929,354

	Number of Shares	Value

Forest Products & Paper – 2.8%
Smurfit Kappa Group PLC (Ireland)	90,630	$4,633,034
UPM-Kymmene OYJ (Finland)	73,225	2,863,622
		7,496,656

Healthcare - Services – 0.7%
Sonic Healthcare Ltd. (Australia)	71,064	1,964,205

Home Builders – 1.6%
Persimmon PLC (United Kingdom)	98,580	4,264,625

Insurance – 2.4%
Ping An Insurance Group Co. of China Ltd., Class H (China)	169,300	1,845,755
Zurich Insurance Group A.G. (Switzerland)	11,295	4,633,871
		6,479,626

Iron/Steel – 1.9%
Vale S.A. (Brazil)	258,194	5,214,691

Mining – 1.3%
MMC Norilsk Nickel PJSC ADR (Russia)	107,385	3,668,272

Oil&Gas – 1.9%
TOTAL S.E. ADR (France)	113,674	5,033,485

Pharmaceuticals – 1.6%
Novartis A.G. ADR (Switzerland)	26,790	2,283,579
Sanofi ADR (France)	39,386	2,062,645
		4,346,224

Real Estate – 1.2%
Times China Holdings Ltd. (China)	2,269,600	3,230,310

Real Estate Investment Trusts – 2.2%
Ascendas Real Estate Investment Trust (Singapore)	820,100	1,911,095
Embassy Office Parks REIT (India)	142,200	599,682
PLA Administradora Industrial S. de R.L. de C.V. (Mexico)	2,311,920	3,526,600
		6,037,377

Telecommunications – 4.3%
AT&T, Inc.	93,480	2,936,207
BCE, Inc. (Canada)	42,385	2,002,691

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Global Income Fund

	Number of Shares	Value

Telecommunications (Continued)
Cisco Systems, Inc.	46,100	$2,346,951
Softbank Corp. (Japan)	333,885	4,303,904
		11,589,753

Transportation – 0.7%
Globaltrans Investment PLC GDR (Russia)(a)	291,670	1,814,187

Total Common Stocks (Cost $103,350,105)		124,573,473

Investment Companies – 51.5%
Global X MLP & Energy Infrastructure ETF	410,013	13,632,932
Global X U.S. Preferred ETF	306,521	7,889,851
iShares Broad USD High Yield Corporate Bond ETF	718,714	29,747,572
iShares MSCI Europe Financials ETF	422,259	8,466,293
iShares MSCI United Kingdom ETF	420,803	13,688,722
iShares STOXX Europe 600 Telecommunications UCITS ETF DE (Germany)	440,133	11,117,440
SPDR Bloomberg Barclays Convertible Securities ETF	89,810	7,663,487

	Number of Shares	Value

Vanguard Intermediate-Term Corporate Bond ETF	113,520	$10,650,446
Vanguard Long-Term Corporate Bond ETF	181,920	18,670,450
Vanguard Long-Term Treasury ETF	221,975	18,770,206

Total Investment Companies (Cost $128,205,901)		140,297,399

Short-Term Investments – 2.7%

Money Market Fund – 2.7%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(b)	7,167,260	7,167,260

Total Short-Term Investments (Cost $7,167,260)		7,167,260

Total Investments – 99.9% (Cost $238,723,266)		272,038,132

Other Assets less Liabilities – 0.1%		393,909

NET ASSETS – 100.0%		$272,432,041

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Security sold outside United States without registration under the Securities Act of 1933.
(b)	7-day current yield as of April 30, 2021 is disclosed.
*	Non-Income Producing Security

Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
UCITS	Undertakings for Collective Investment in Transferable Securities
USD	United States Dollar

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Global Income Fund

Concentration by Currency (%)(a)
U.S. Dollar	65.6
Euro	14.7
All other currencies less than 5%	19.7

Total	100.0

(a) Percentages shown are based on Net Assets.

Country Diversification (%)(a)
United States	56.2
France	7.8
Japan	5.0
All other countries less than 5%	31.0

Total	100.0

(a) Percentages shown are based on Net Assets.

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Fund’s investments carried at fair value:

Morningstar Global Income Fund	Level 1	Level 2	Level 3	Totals

Investments
Common Stocks	$ 56,561,948	$68,011,525	$—	$124,573,473
Investment Companies	140,297,399	—	—	140,297,399
Short-Term Investments	7,167,260	—	—	7,167,260

Total Investments	$204,026,607	$68,011,525	$—	$272,038,132

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments

Morningstar Total Return Bond Fund

	Par(a)	Value

Long Positions – 112.0%

Asset-Backed Securities – 7.6%

Automobile – 0.2%
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-2A, Class A, 3.35%, 9/22/25(b)	$740,000	$795,426
Series 2020-2A, Class A, 2.02%, 2/20/27(b)	730,000	748,009
		1,543,435

Commercial Mortgage-Backed Securities – 2.3%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 6/05/37(b)(c)	740,000	717,564
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/29(b)(c)	113,000	112,971
BANK,
Series 2017-BNK7, Class A5, 3.44%, 9/15/60	100,000	110,013
Series 2018-BN13, Class A5, 4.22%, 8/15/61	480,000	548,455
Series 2019-BN19, Class C, 4.17%, 8/15/61(c)	280,000	302,817
Bayview Commercial Asset Trust, Series 2006-1A, Class A1, (1M USD LIBOR + 0.41%), 0.51%, 4/25/36(b)(d)	365,431	344,297
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM, 5.51%, 1/12/45(c)	91,683	91,266
Benchmark Mortgage Trust,
Series 2020-IG1, Class AS, 2.91%, 9/15/43	720,000	743,391
Series 2018-B2, Class A5, 3.88%, 2/15/51	390,000	438,181
Series 2019-B9, Class XA, 1.21%, 3/15/52(c)	1,756,950	119,118
Series 2021-B25, Class XA, 1.11%, 4/15/54(c)	6,770,000	593,825
Series 2019-B10, Class A4, 3.72%, 3/15/62	500,000	558,120

	Par(a)	Value

Commercial Mortgage-Backed Securities (Continued)
BHMS, Series 2018-ATLS, Class A, (1M USD LIBOR + 1.25%, 1.25% Floor), 1.36%, 7/15/35(b)(d)	$1,190,000	$1,189,628
BX Commercial Mortgage Trust, Series 2020-FOX, Class A, (1M USD LIBOR + 1.00%, 1.00% Floor), 1.12%, 11/15/32(b)(d)	1,002,060	1,003,967
BXP Trust, Series 2017-GM, Class D, 3.54%, 6/13/39(b)(c)	370,000	381,628
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class A, (1M USD LIBOR + 1.07%, 1.07% Floor), 1.19%, 12/15/37(b)(d)	590,000	590,732
Series 2019-LIFE, Class D, (1M USD LIBOR + 1.75%, 1.75% Floor), 1.87%, 12/15/37(b)(d)	100,000	100,059
CFK Trust, Series 2019-FAX, Class D, 4.79%, 1/15/39(b)(c)	100,000	109,618
Citigroup Commercial Mortgage Trust,
Series 2019-SMRT, Class D, 4.90%, 1/10/36(b)(c)	500,000	534,623
Series 2019-SMRT, Class E, 4.90%, 1/10/36(b)(c)	500,000	516,457
Series 2014-GC23, Class B, 4.18%, 7/10/47	240,000	258,227
Series 2016-P3, Class D, 2.80%, 4/15/49(b)	62,515	43,873
Series 2016-C1, Class D, 5.11%, 5/10/49(b)(c)	250,000	232,623
Series 2017-C4, Class A4, 3.47%, 10/12/50	420,000	460,791
Commercial Mortgage Trust, Series 2020-CX, Class A, 2.17%, 11/10/46(b)	290,000	287,530
CSMC OA LLC, Series 2014-USA, Class B, 4.18%, 9/15/37(b)	530,000	545,005
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.43%, 4/10/37(b)(c)	13,945,000	318,893
Exantas Capital Corp. Ltd., Series 2019-RSO7, Class AS, (1M USD LIBOR + 1.50%, 1.50% Floor), 1.62%, 4/15/36(b)(d)(e)	500,000	499,247

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Commercial Mortgage-Backed Securities (Continued)
GS Mortgage Securities Corp. Trust,
Series 2020-DUNE, Class A, (1M USD LIBOR + 1.10%, 1.10% Floor), 1.22%, 12/15/36(b)(d)	$960,000	$960,356
Series 2019-BOCA, Class A, (1M USD LIBOR + 1.20%, 1.20% Floor), 1.32%, 6/15/38(b)(d)	100,000	100,124
Series 2019-BOCA, Class B, (1M USD LIBOR + 1.50%, 1.50% Floor), 1.62%, 6/15/38(b)(d)	620,000	619,992
Series 2019-BOCA, Class C, (1M USD LIBOR + 1.73%, 1.73% Floor), 1.85%, 6/15/38(b)(d)	530,000	529,674
GS Mortgage Securities Trust,
Series 2017-GS7, Class E, 3.00%, 8/10/50(b)	70,000	61,762
Series 2017-GS8, Class A4, 3.47%, 11/10/50	240,000	263,092
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-MKST, Class D, (1M USD LIBOR + 1.50%, 1.50% Floor), 1.62%, 12/15/36(b)(d)	710,000	687,055
Series 2017-JP6, Class A5, 3.49%, 7/15/50	235,000	258,477
Life Mortgage Trust, Series 2021-BMR, Class A, (1M USD LIBOR + 0.70%, 0.70% Floor), 0.82%, 3/15/38(b)(d)	770,000	770,464
LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.32%, 4/20/48(b)(c)	233,600	237,469
Morgan Stanley Capital I Trust,
Series 2019-BPR, Class A, (1M USD LIBOR + 1.40%, 1.40% Floor), 1.52%, 5/15/36(b)(d)	410,000	398,868
Series 2019-L2, Class XA, 1.19%, 3/15/52(c)	2,556,891	174,069
PFP Ltd., Series 2019-5, Class A, (1M USD LIBOR + 0.97%, 0.97% Floor), 1.09%, 4/14/36(b)(d)(e)	154,699	154,603

	Par(a)	Value

Commercial Mortgage-Backed Securities (Continued)
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A, (1M USD LIBOR + 0.95%, 1.94% Floor), 1.94%, 6/15/33(b)(d)	$1,273,774	$1,273,676
SFO Commercial Mortgage Trust, Series 2021-555, Class A, (1M USD LIBOR + 1.15%, 1.15% Floor), 5/15/38(b)(d)(f)	200,000	200,000
VASA Trust, Series 2021-VASA, Class A, (1M USD LIBOR + 0.90%, 0.90% Floor), 1.01%, 7/15/39(b)(d)	410,000	410,127
Wells Fargo Commercial Mortgage Trust,
Series 2015-P2, Class D, 3.24%, 12/15/48(b)	147,000	123,375
Series 2016-BNK1, Class B, 2.97%, 8/15/49	300,000	303,089
Series 2017-C38, Class A5, 3.45%, 7/15/50	315,000	345,787
		19,624,978

Home Equity – 0.1%
GSAA Home Equity Trust, Series 2006-4, Class 1A1, 3.02%, 3/25/36(c)	59,671	48,112
Option One Mortgage Loan Trust, Series 2004-3, Class M1, (1M USD LIBOR + 0.78%, 0.78% Floor), 0.89%, 11/25/34(d)	239,079	238,861
Renaissance Home Equity Loan Trust, Series 2005-2, Class AV3, (1M USD LIBOR + 0.37%, 0.37% Floor, 14.00% Cap), 0.48%, 8/25/35(d)	355,742	343,035
		630,008

Other – 3.2%
ABPCI Direct Lending Fund CLO X L.P., Series 2020-10A, Class A1A, (3M USD LIBOR + 1.95%, 1.95% Floor), 2.14%, 1/20/32(b)(d)	400,000	399,923
AGL CLO 6 Ltd., Series 2020-6A, Class A1, (3M USD LIBOR + 1.95%, 1.95% Floor), 2.14%, 7/20/31(b)(d)	290,000	290,498

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Other (Continued)
AGL Core CLO 8 Ltd., Series 2020-8A, Class A1, (3M USD LIBOR + 1.50%, 1.50% Floor), 1.69%, 10/20/31(b)(d)	$180,000	$180,267
Ajax Mortgage Loan Trust,
Series 2018-G, Class A, 4.38%, 6/25/57(b)(c)	57,898	58,027
Series 2019-A, Class A, 3.75%, 8/25/57(b)(c)	281,672	285,835
Series 2018-F, Class A, 4.38%, 11/25/58(b)(c)	149,942	156,223
Series 2019-B, Class A, 3.75%, 1/25/59(b)(c)	356,870	362,113
Allegro CLO IV Ltd., Series 2016-1A, Class AR, (3M USD LIBOR + 1.15%), 1.33%, 1/15/30(b)(d)	240,090	240,090
Allegro CLO XI Ltd., Series 2019-2A, Class A1A, (3M USD LIBOR + 1.39%, 1.39% Floor), 1.58%, 1/19/33(b)(d)	250,000	250,655
ALM VII Ltd., Series 2012-7A, Class A1A2, (3M USD LIBOR + 1.17%, 1.17% Floor), 1.35%, 7/15/29(b)(d)	250,000	249,885
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R7, Class M2, (1M USD LIBOR + 0.75%, 0.75% Floor), 0.86%, 9/25/35(d)	192,188	192,128
AMMC CLO Ltd., Series 2017-21A, Class A, (3M USD LIBOR + 1.25%), 1.43%, 11/02/30(b)(d)	250,000	250,025
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1R, (3M USD LIBOR + 1.25%), 1.44%, 10/13/30(b)(d)	500,000	500,349
Apidos CLO XXXV, Series 2021-35A, Class A, (3M USD LIBOR + 1.05%, 1.05% Floor), 1.25%, 4/20/34(b)(d)	250,000	249,846
Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, 6/07/49(b)	378,100	388,437

	Par(a)	Value

Other (Continued)
ARES XLIV CLO Ltd., Series 2017-44A, Class A1R, (3M USD LIBOR + 1.08%, 1.08% Floor), 1.25%, 4/15/34(b)(d)	$460,000	$459,885
Atrium IX, Series 9A, Class AR2, (3M USD LIBOR + 0.99%, 0.99% Floor), 1.18%, 5/28/30(b)(d)	530,000	528,180
Babson CLO Ltd., Series 2015-IA, Class AR, (3M USD LIBOR + 0.99%, 0.99% Floor), 1.18%, 1/20/31(b)(d)	250,000	248,564
Ballyrock CLO Ltd., Series 2019-2A, Class A1BR, (3M USD LIBOR + 1.20%, 1.20% Floor), 1.38%, 11/20/30(b)(d)	250,000	248,952
Basswood Park CLO Ltd, Series 2021-1A, Class A, (3M USD LIBOR + 1.00%, 1.00% Floor), 1.18%, 4/20/34(b)(d)	800,000	799,800
Bayview Commercial Asset Trust, Series 2007-4A, Class A1, (1M USD LIBOR + 0.45%, 0.45% Floor), 0.56%, 9/25/37(b)(d)	405,460	383,868
BCC Funding Corp. XVI LLC, Series 2019-1A, Class A2, 2.46%, 8/20/24(b)	289,751	293,840
BlueMountain CLO Ltd.,
Series 2013-1A, Class A1R2, (3M USD LIBOR + 1.23%, 1.23% Floor), 1.42%, 1/20/29(b)(d)	348,947	348,948
Series 2013-2A, Class A1R, (3M USD LIBOR + 1.18%), 1.36%, 10/22/30(b)(d)	245,096	245,124
Series 2015-3A, Class A1R, (3M USD LIBOR + 1.00%), 1.19%, 4/20/31(b)(d)	250,000	249,312
Carlyle Global Market Strategies CLO Ltd.,
Series 2015-3A, Class A1R, (3M USD LIBOR + 1.00%), 1.18%, 7/28/28(b)(d)	237,273	236,657
Series 2014-2RA, Class A1, (3M USD LIBOR + 1.05%), 1.24%, 5/15/31(b)(d)	729,370	727,861

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Other (Continued)
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-3RA, Class A1A, (3M USD LIBOR + 1.05%), 1.23%, 7/27/31(b)(d)	$247,958	$247,162
Cerberus Loan Funding XXVIII L.P., Series 2020-1A, Class A, (3M USD LIBOR + 1.85%, 1.85% Floor), 2.09%, 10/15/31(b)(d)	125,000	124,822
CIFC Funding Ltd., Series 2020-2A, Class A1, (3M USD LIBOR + 1.65%, 1.65% Floor), 1.84%, 8/24/32(b)(d)	250,000	250,342
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class M3A, (1M USD LIBOR + 2.50%, 2.50% Floor), 2.61%, 7/25/37(d)	500,000	518,364
Columbia Cent CLO 29 Ltd., Series 2020-29A, Class A1N, (3M USD LIBOR + 1.70%, 1.70% Floor), 1.89%, 7/20/31(b)(d)	260,000	261,371
Cumberland Park CLO Ltd., Series 2015-2A, Class BR, (3M USD LIBOR + 1.40%), 1.59%, 7/20/28(b)(d)	350,000	347,577
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (3M USD LIBOR + 0.90%), 1.08%, 10/15/27(b)(d)	367,571	366,800
First Franklin Mortgage Loan Trust,
Series 2003-FF4, Class M1, (1M USD LIBOR + 1.80%, 1.80% Floor), 1.92%, 10/25/33(d)	367,258	373,089
Series 2006-FF13, Class A1, (1M USD LIBOR + 0.24%, 0.24% Floor), 0.35%, 10/25/36(d)	32,646	25,952
Series 2006-FF13, Class A2C, (1M USD LIBOR + 0.32%, 0.32% Floor), 0.43%, 10/25/36(d)	21,430	17,415

	Par(a)	Value

Other (Continued)
Hildene Community Funding CDO Ltd., Series 2015-1A, Class AR, 3.25%, 11/01/35(b)	$150,000	$148,494
Home Equity Asset Trust, Series 2006-4, Class 2A4, (1M USD LIBOR + 0.56%, 0.56% Floor), 0.67%, 8/25/36(d)	631,145	624,768
ICG U.S. CLO Ltd., Series 2015-2RA, Class A1, (3M USD LIBOR + 1.37%, 1.37% Floor), 1.55%, 1/16/33(b)(d)	500,000	500,429
KKR CLO 16 Ltd.,
Series 16, Class A2R, (3M USD LIBOR + 1.80%, 1.80% Floor), 1.99%, 1/20/29(b)(d)	250,000	249,329
Series 16, Class A1R, (3M USD LIBOR + 1.25%, 1.25% Floor), 1.44%, 1/20/29(b)(d)	233,179	233,306
KKR CLO 32 Ltd., Series 32A, Class A1, (3M USD LIBOR + 1.32%, 1.32% Floor), 1.50%, 1/15/32(b)(d)	150,000	150,325
LCM Loan Income Fund I Income Note Issuer Ltd., Series 27A, Class A1, (3M USD LIBOR + 1.08%), 1.26%, 7/16/31(b)(d)	250,000	249,744
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, (Step to 6.20% on 8/25/22), 3.20%, 5/25/59(b)(g)	796,512	803,646
Long Beach Mortgage Loan Trust, Series 2006-6, Class 2A3, (1M USD LIBOR + 0.15%, 0.15% Floor), 0.26%, 7/25/36(d)	827,002	428,704
Madison Park Funding X Ltd., Series 2012-10A, Class AR3, (3M USD LIBOR + 1.01%), 1.20%, 1/20/29(b)(d)	612,345	612,492
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (3M USD LIBOR + 0.95%, 0.95% Floor), 1.14%, 4/19/30(b)(d)	500,000	498,628
Madison Park Funding XVI Ltd., Series 2015-16A, Class A1R, (3M USD LIBOR + 1.33%), 1.52%, 4/20/26(b)(d)	112,162	112,163

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Other (Continued)
Merrill Lynch Mortgage Investors Trust, Series 2004-WMC5, Class M1, (1M USD LIBOR + 0.93%, 0.93% Floor), 1.04%, 7/25/35(d)	$206,294	$206,172
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3M USD LIBOR + 1.60%, 1.60% Floor), 1.79%, 10/20/30(b)(d)	250,000	249,309
NP SPE X L.P., Series 2021-1A, Class A1, 2.23%, 3/19/51(b)	780,000	775,246
Oaktree CLO Ltd., Series 2015-1A, Class A1R, (3M USD LIBOR + 0.87%), 1.06%, 10/20/27(b)(d)	239,841	239,768
Ocean Trails CLO IX, Series 2020-9A, Class A1, (3M USD LIBOR + 1.87%, 1.87% Floor), 2.05%, 10/15/29(b)(d)	490,000	491,961
Octagon Investment Partners XXI Ltd.,
Series 2012-1A, Class AARR, (3M USD LIBOR + 0.95%, 0.95% Floor), 1.13%, 7/15/29(b)(d)	1,450,000	1,442,049
Series 2012-1A, Class AAR3, (3M USD LIBOR + 1.00%, 1.00% Floor), 1.19%, 2/14/31(b)(d)	260,000	258,433
OHA Credit Funding 7 Ltd., Series 2020-7A, Class A, (3M USD LIBOR + 1.25%, 1.25% Floor), 1.44%, 10/19/32(b)(d)	150,000	150,077
Owl Rock CLO III Ltd., Series 2020-3A, Class A1L, (3M USD LIBOR + 1.80%), 1.99%, 4/20/32(b)(d)	270,000	268,874
Palmer Square CLO Ltd., Series 2018-2A, Class A1A, (3M USD LIBOR + 1.10%), 1.28%, 7/16/31(b)(d)	500,000	499,121
RR 3 Ltd., Series 2018-3A, Class A1R2, (3M USD LIBOR + 1.09%, 1.09% Floor), 1.27%, 1/15/30(b)(d)	250,000	250,005
SBA Small Business Investment Cos., Series 2019-10A, Class 1, 3.11%, 3/10/29	82,587	88,418

	Par(a)	Value

Other (Continued)
SBA Small Business Investment Cos.,
Series 2021-10A, Class 1, 1.67%, 3/10/31	$240,000	$243,238
Signal Peak CLO 4 Ltd., Series 2017-4A, Class A, (3M USD LIBOR + 1.21%), 1.39%, 10/26/29(b)(d)	250,000	250,004
Silver Rock CLO I Ltd., Series 2020-1A, Class A, (3M USD LIBOR + 1.65%, 1.65% Floor), 1.84%, 10/20/31(b)(d)	440,000	443,578
Sound Point CLO XXIII, Series 2019-2A, Class A1, (3M USD LIBOR + 1.40%, 1.40% Floor), 1.58%, 4/15/32(b)(d)	250,000	250,004
Sunrun Vulcan Issuer LLC, Series 2021-1A, Class A, 2.46%, 1/30/52(b)	640,000	640,526
Towd Point Mortgage Trust,
Series 2017-4, Class B2, 3.50%, 6/25/57(b)(c)	330,000	342,091
Series 2019-SJ2, Class M1, 4.50%, 11/25/58(b)	500,000	509,556
United States Small Business Administration,
Series 2019-20D, Class 1, 2.98%, 4/01/39	44,523	47,008
Series 2019-25G, Class 1, 2.69%, 7/01/44	74,552	78,359
Venture 31 CLO Ltd., Series 2018-31A, Class A1, (3M USD LIBOR + 1.03%, 1.03% Floor), 1.22%, 4/20/31(b)(d)	410,000	408,708
Voya CLO Ltd.,
Series 2018-2A, Class A1, (3M USD LIBOR + 1.00%, 1.00% Floor), 1.18%, 7/15/31(b)(d)	570,000	570,393
Series 2017-3A, Class A1R, (3M USD LIBOR + 1.04%), 1.23%, 4/20/34(b)(d)	230,000	229,943
Wellfleet CLO Ltd., Series 2020-2A, Class A, (3M USD LIBOR + 1.85%, 1.85% Floor), 2.03%, 7/15/31(b)(d)	260,000	261,073

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Other (Continued)
Westcott Park CLO Ltd., Series 2016-1A, Class AR, (3M USD LIBOR + 1.21%), 1.40%, 7/20/28(b)(d)	$500,000	$500,101
Whitebox CLO II Ltd., Series 2020-2A, Class A1, (3M USD LIBOR + 1.75%, 1.75% Floor), 1.93%, 10/24/31(b)(d)	280,000	281,066
York CLO-3 Ltd., Series 2016-1A, Class BR, (3M USD LIBOR + 1.75%), 1.94%, 10/20/29(b)(d)	500,000	500,613
		26,445,908

Student Loan – 0.3%
Navient Student Loan Trust,
Series 2017-1A, Class A3, (1M USD LIBOR + 1.15%), 1.26%, 7/26/66(b)(d)	260,000	264,226
Series 2017-2A, Class A, (1M USD LIBOR + 1.05%), 1.16%, 12/27/66(b)(d)	115,300	116,927
Series 2014-5, Class A, (1M USD LIBOR + 0.62%), 0.73%, 3/25/83(d)	810,105	811,102
SMB Private Education Loan Trust 2021-A, Series 2021-A, Class A2B, 1.59%, 1/15/53(b)	670,000	665,105
Sofi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 3.34%, 8/25/47(b)	172,643	177,093
Series 2018-D, Class A2FX, 3.60%, 2/25/48(b)	151,491	155,976
		2,190,429

Whole Loan – 1.5%
Adjustable Rate Mortgage Trust, Series 2005-9, Class 5A1, (1M USD LIBOR + 0.54%, 0.54% Floor, 11.00% Cap), 0.65%, 11/25/35(d)	236,782	238,480
Cascade MH Asset Trust, Series 2021-MH1, Class A1, 1.75%, 2/25/46(b)	166,859	167,849

	Par(a)	Value

Whole Loan (Continued)
CSMC,
Series 2021-2R, Class 1A1, (1M USD LIBOR + 1.75%, 1.75% Floor), 1.86%, 7/25/47(b)(d)	$460,863	$460,841
Series 2019-NQM1, Class A2, (Step to 3.86% on 12/25/23), 2.86%, 10/25/59(b)(g)	568,391	578,240
Series 2021-NQM2, Class A3, 1.54%, 2/25/66(b)	187,569	188,049
CSMC Trust,
Series 2019-RPL8, Class A1, 3.32%, 10/25/58(b)(c)	935,232	941,932
Series 2021-RPL2, Class A1, 2.00%, 1/25/60(b)	170,622	174,162
Series 2021-RPL3, Class A1, 2.00%, 1/25/60(b)	195,395	198,684
FHLMC Structured Agency Credit Risk Debt Notes, Series 2014-DN3, Class M3, (1M USD LIBOR + 4.00%), 4.11%, 8/25/24(d)	79,424	81,090
FNMA Connecticut Avenue Securities,
Series 2014-C04, Class 1M2, (1M USD LIBOR + 4.90%), 5.01%, 11/25/24(d)	140,247	145,012
Series 2016-C02, Class 1M2, (1M USD LIBOR + 6.00%), 6.11%, 9/25/28(d)	352,448	371,959
Series 2016-C03, Class 1M2, (1M USD LIBOR + 5.30%), 5.41%, 10/25/28(d)	315,247	331,081
Series 2016-C04, Class 1M2, (1M USD LIBOR + 4.25%), 4.36%, 1/25/29(d)	174,833	183,273
Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class M1, (30D Average SOFR + 0.90%), 0.91%, 12/25/50(b)(d)	217,637	217,717
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M2, (30D Average SOFR + 2.30%), 2.31%, 8/25/33(b)(d)	190,000	194,379

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Whole Loan (Continued)
GSR Mortgage Loan Trust, Series 2007-1F, Class 2A4, 5.50%, 1/25/37	$289,128	$335,553
HarborView Mortgage Loan Trust,
Series 2005-9, Cllass 2A1B, (1M USD LIBOR + 0.74%, 0.74% Floor, 11.00% Cap), 0.86%, 6/20/35(d)	188,016	187,331
Series 2005-9, Cllass 2A1C, (1M USD LIBOR + 0.90%, 0.90% Floor, 11.00% Cap), 1.02%, 6/20/35(d)	693,077	686,018
Impac CMB Trust, Series 2007-A, Class A, (1M USD LIBOR + 0.50%, 0.50% Floor, 11.50% Cap), 0.61%, 5/25/37(b)(d)	273,834	273,026
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, (Step to 4.75% on 5/25/24), 1.75%, 4/25/61(b)(g)	370,000	370,242
MASTR Asset Securitization Trust,
Series 2007-1, Class 1A4, 6.50%, 11/25/37	642,137	298,269
Series 2007-2, Class A2, 6.25%, 1/25/38	406,664	303,448
MCM Trust, Series 2018-NPL2, Class B, 7.12%, 10/25/28(b)(h)	422,204	213,213
Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 2.31%, 2/25/34(c)	338,101	347,785
Morgan Stanley Resecuritization Trust, Series 2015-R2, Class 2A1, (12MTA + 1.09%, 1.09% Floor), 2.33%, 12/26/46(b)(d)	164,111	165,768
New Residential Mortgage Loan Trust,
Series 2015-2A, Class A1, 3.75%, 8/25/55(b)	345,273	367,151
Series 2017-2A, Class B2, 4.75%, 3/25/57(b)	292,082	318,950
Series 2018-RPL1, Class M2, 3.50%, 12/25/57(b)	280,000	289,303
Series 2018-3A, Class A1, 4.50%, 5/25/58(b)(c)	974,628	1,061,157

	Par(a)	Value

Whole Loan (Continued)
New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 9/25/59(b)	$311,791	$317,109
Series 2019-6A, Class A1B, 3.50%, 9/25/59(b)(c)	486,246	513,735
Series 2019-6A, Class B3C, 3.75%, 9/25/59(b)(c)	604,335	640,938
Residential Mortgage Loan Trust,
Series 2019-2, Class A1, 2.91%, 5/25/59(b)	282,712	287,687
Series 2020-2, Class A1, 1.65%, 5/25/60(b)	455,276	459,454
Thornburg Mortgage Securities Trust, Series 2004-2, Class A4, (1M USD LIBOR + 0.68%, 0.34% Floor, 11.50% Cap), 0.79%, 6/25/44(d)	443,038	444,033
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 11.70%, 2/25/38(b)(c)	189,074	56,631
WaMu Mortgage Pass-Through Certificates, Series 2006-AR13, Class 1A, (12MTA + 0.88%, 0.88% Floor), 1.02%, 10/25/46(d)	349,736	328,487
		12,738,036

Total Asset-Backed Securities (Cost $62,716,290)		63,172,794

Corporate Bonds – 24.2%

Advertising – 0.0%(i)
Interpublic (The) Group of Cos., Inc, 4.75%, 3/30/30	97,000	112,811
Lamar Media Corp., 3.75%, 2/15/28	8,000	8,071
Outfront Media Capital LLC/Outfront Media Capital Corp.,
5.00%, 8/15/27(b)	82,000	84,563
4.63%, 3/15/30(b)	7,000	6,930
		212,375

Aerospace/Defense – 1.2%
Boeing (The) Co.,
1.43%, 2/04/24	110,000	110,342
2.85%, 10/30/24	115,000	120,298
4.88%, 5/01/25	635,000	712,134
2.20%, 2/04/26	390,000	390,700

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

Aerospace/Defense (Continued)
Boeing (The) Co.,
3.10%, 5/01/26		$40,000	$42,052
2.70%, 2/01/27		30,000	30,863
2.80%, 3/01/27		40,000	41,352
3.20%, 3/01/29		130,000	133,596
5.15%, 5/01/30		470,000	546,640
3.25%, 2/01/35		290,000	285,847
5.71%, 5/01/40		140,000	173,618
3.75%, 2/01/50		50,000	48,667
5.81%, 5/01/50		524,000	672,741
5.93%, 5/01/60		200,000	261,000
General Dynamics Corp.,
3.63%, 4/01/30		317,000	354,342
4.25%, 4/01/40		10,000	11,944
4.25%, 4/01/50		40,000	48,989
L3Harris Technologies, Inc.,
3.95%, 5/28/24		115,000	124,953
3.85%, 12/15/26		145,000	161,976
4.40%, 6/15/28		399,000	457,090
1.80%, 1/15/31		328,000	311,873
5.05%, 4/27/45		20,000	25,286
Lockheed Martin Corp.,
3.55%, 1/15/26		120,000	133,157
3.60%, 3/01/35		222,000	249,904
4.07%, 12/15/42		41,000	47,864
3.80%, 3/01/45		82,000	91,787
2.80%, 6/15/50		49,000	46,659
Northrop Grumman Corp.,
2.93%, 1/15/25		40,000	42,818
3.25%, 1/15/28		887,000	959,826
4.03%, 10/15/47		273,000	307,417
5.25%, 5/01/50		615,000	822,443
Raytheon Technologies Corp.,
3.15%, 12/15/24		105,000	112,963
7.20%, 8/15/27		26,000	34,204
7.00%, 11/01/28		90,000	116,893
4.13%, 11/16/28		385,000	437,063
7.50%, 9/15/29		15,000	20,689
2.15%, 5/18/30	EUR	130,000	174,761
2.25%, 7/01/30		208,000	206,664
4.50%, 6/01/42		100,000	119,922
4.15%, 5/15/45		150,000	168,582
3.75%, 11/01/46		50,000	53,787
4.63%, 11/16/48		40,000	48,803
3.13%, 7/01/50		190,000	184,777
TransDigm, Inc.,
8.00%, 12/15/25(b)		198,000	215,077
6.25%, 3/15/26(b)		483,000	511,376
			10,173,739

		Par(a)	Value

Agriculture – 0.4%
Altria Group, Inc.,
2.35%, 5/06/25		$30,000	$31,385
4.40%, 2/14/26		278,000	313,954
2.20%, 6/15/27	EUR	100,000	128,949
4.80%, 2/14/29		103,000	117,164
3.13%, 6/15/31	EUR	205,000	279,514
2.45%, 2/04/32		421,000	396,044
5.80%, 2/14/39		315,000	381,127
3.40%, 2/04/41		100,000	91,663
5.95%, 2/14/49		305,000	374,975
6.20%, 2/14/59		37,000	46,106
Cargill, Inc., 1.38%, 7/23/23(b)		110,000	112,331
Darling Ingredients, Inc., 5.25%, 4/15/27(b)		18,000	18,922
Philip Morris International, Inc.,
2.50%, 8/22/22		330,000	340,217
1.13%, 5/01/23		70,000	71,037
2.10%, 5/01/30		70,000	68,182
1.45%, 8/01/39	EUR	200,000	229,811
4.50%, 3/20/42		60,000	68,924
			3,070,305

Airlines – 0.2%
American Airlines Pass Through Trust,
Series 2013-2, Class A, 4.95%, 1/15/23		60,802	61,423
Series 2015-2, Class B, 4.40%, 9/22/23		17,214	16,551
Series 2016-1, Class B, 5.25%, 1/15/24		100,101	97,606
Series 2017-1, Class B, 4.95%, 2/15/25		14,328	13,796
Series 2015-2, Class AA, 3.60%, 9/22/27		13,737	13,989
Series 2016-1, Class AA, 3.58%, 1/15/28		78,562	79,945
Series 2019-1, Class B, 3.85%, 2/15/28		72,511	67,455
Series 2016-2, Class AA, 3.20%, 6/15/28		24,285	24,415
Series 2016-3, Class AA, 3.00%, 10/15/28		117,901	119,480
Series 2017-1, Class AA, 3.65%, 2/15/29		20,930	21,326
Series 2019-1, Class AA, 3.15%, 2/15/32		70,939	70,898
Delta Air Lines Pass Through Trust,
Series 2019-1, Class AA, 3.20%, 4/25/24		164,000	171,916

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Airlines (Continued)
Delta Air Lines Pass Through Trust,
Series 2015-1, Class AA, 3.63%, 7/30/27	$57,078	$61,410
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/25(b)	220,000	235,983
4.75%, 10/20/28(b)	210,000	230,606
United Airlines Pass Through Trust,
Series 2014-2, Class B, 4.63%, 9/03/22	4,409	4,532
Series 2016-2, Class B, 3.65%, 10/07/25	2,801	2,749
Series 2020-1, Class B, 4.88%, 1/15/26	63,083	65,821
Series 2014-1, Class A, 4.00%, 4/11/26	93,736	98,246
Series 2020-1, Class A, 5.88%, 10/15/27	185,572	205,280
Series 2015-1, Class AA, 3.45%, 12/01/27	782	822
Series 2019-2, Class B, 3.50%, 5/01/28	54,643	53,444
Series 2016-1, Class AA, 3.10%, 7/07/28	2,446	2,530
Series 2016-2, Class AA, 2.88%, 10/07/28	17,930	18,350
Series 2018-1, Class AA, 3.50%, 3/01/30	15,902	16,392
Series 2019-2, Class AA, 2.70%, 5/01/32	57,666	56,419
		1,811,384

Apparel – 0.1%
Hanesbrands, Inc.,
4.63%, 5/15/24(b)	58,000	61,061
4.88%, 5/15/26(b)	12,000	12,850
NIKE, Inc.,
2.40%, 3/27/25	60,000	63,545
2.75%, 3/27/27	100,000	107,857
2.85%, 3/27/30	100,000	106,471
3.25%, 3/27/40	50,000	53,092
3.38%, 3/27/50	20,000	21,372
Under Armour, Inc., 3.25%, 6/15/26	7,000	7,101
William Carter (The) Co., 5.63%, 3/15/27(b)	33,000	34,691
		468,040

Auto Manufacturers – 0.4%
General Motors Co.,
4.88%, 10/02/23	560,000	613,135
5.40%, 10/02/23	114,000	126,092

	Par(a)	Value

Auto Manufacturers (Continued)
General Motors Co.,
6.13%, 10/01/25	$139,000	$164,966
5.95%, 4/01/49	70,000	90,502
General Motors Financial Co., Inc.,
3.55%, 7/08/22	329,000	340,202
5.20%, 3/20/23	349,000	377,995
3.70%, 5/09/23	68,000	71,590
1.70%, 8/18/23	203,000	207,195
5.10%, 1/17/24	70,000	77,423
2.75%, 6/20/25	359,000	377,809
Hyundai Capital America, 2.38%, 2/10/23(b)	245,000	251,562
Nissan Motor Acceptance Corp., 2.75%, 3/09/28(b)	128,000	128,399
Toyota Motor Credit Corp.,
2.15%, 2/13/30	175,000	175,904
1.65%, 1/10/31	42,000	39,827
		3,042,601

Auto Parts & Equipment – 0.0%(i)
American Axle & Manufacturing, Inc., 6.25%, 4/01/25	25,000	25,888

Banks – 5.7%
Bank of America Corp.,
(3M USD LIBOR + 0.63%), 3.50%, 5/17/22(j)	50,000	50,057
3.30%, 1/11/23	270,000	283,648
(3M USD LIBOR + 0.79%), 3.00%, 12/20/23(j)	93,000	96,678
(3M USD LIBOR + 0.78%), 3.55%, 3/05/24(j)	93,000	97,960
4.20%, 8/26/24	60,000	66,144
(SOFR + 0.74%), 0.81%, 10/24/24(j)	264,000	264,494
3.95%, 4/21/25	361,000	397,071
(3M USD LIBOR + 0.87%), 2.46%, 10/22/25(j)	1,061,000	1,113,920
(3M USD LIBOR + 0.81%), 3.37%, 1/23/26(j)	62,000	66,968
4.45%, 3/03/26	130,000	147,242
(SOFR + 1.15%), 1.32%, 6/19/26(j)	70,000	70,148
4.25%, 10/22/26	680,000	768,658
(SOFR + 1.01%), 1.20%, 10/24/26(j)	85,000	84,421
(3M USD LIBOR + 1.06%), 3.56%, 4/23/27(j)	346,000	379,467
(SOFR + 0.96%), 1.73%, 7/22/27(j)	790,000	797,336
(3M USD LIBOR + 1.58%), 3.82%, 1/20/28(j)	543,000	601,862

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Banks (Continued)
Bank of America Corp.,
(3M USD LIBOR + 2.93%), 5.88%, 3/15/28(j)(k)	$171,000	$192,837
(3M USD LIBOR + 1.51%), 3.71%, 4/24/28(j)	252,000	277,868
(3M USD LIBOR + 1.37%), 3.59%, 7/21/28(j)	239,000	261,376
(3M USD LIBOR + 1.04%), 3.42%, 12/20/28(j)	911,000	986,678
(3M USD LIBOR + 1.07%), 3.97%, 3/05/29(j)	138,000	153,895
(3M USD LIBOR + 1.21%), 3.97%, 2/07/30(j)	1,127,000	1,256,850
(3M USD LIBOR + 1.18%), 3.19%, 7/23/30(j)	166,000	176,004
(3M USD LIBOR + 1.19%), 2.88%, 10/22/30(j)	393,000	407,623
(SOFR + 2.15%), 2.59%, 4/29/31(j)	1,176,000	1,183,283
(SOFR + 1.53%), 1.90%, 7/23/31(j)	200,000	189,716
(3M USD LIBOR + 1.32%), 4.08%, 4/23/40(j)	179,000	201,918
(SOFR + 1.93%), 2.68%, 6/19/41(j)	81,000	76,099
(SOFR + 1.58%), 3.31%, 4/22/42(j)	162,000	165,287
5.00%, 1/21/44	170,000	216,170
(3M USD LIBOR + 1.52%), 4.33%, 3/15/50(j)	30,000	34,777
(3M USD LIBOR + 3.15%), 4.08%, 3/20/51(j)	450,000	505,225
Bank of New York Mellon (The) Corp.,
1.60%, 4/24/25	60,000	61,711
(5Y US Treasury CMT + 3.35%), 3.70%, 3/20/26(j)(k)	90,000	93,829
(3M USD LIBOR + 3.13%), 4.63%, 9/20/26(j)(k)	136,000	144,568
(3M USD LIBOR + 1.07%), 3.44%, 2/07/28(j)	89,000	98,371
Citigroup, Inc.,
(SOFR + 1.67%), 1.68%, 5/15/24(j)	120,000	122,710
4.40%, 6/10/25	243,000	271,396
5.50%, 9/13/25	120,000	140,539
(5Y US Treasury CMT + 3.60%), 4.00%, 12/10/25(j)(k)	418,000	423,350
(5Y US Treasury CMT + 3.42%), 3.88%, 2/18/26(j)(k)	82,000	82,102
(SOFR + 2.84%), 3.11%, 4/08/26(j)	80,000	85,812

	Par(a)	Value

Banks (Continued)
Citigroup, Inc.,
(3M USD LIBOR + 1.39%), 3.67%, 7/24/28(j)	$617,000	$680,029
(3M USD LIBOR + 1.15%), 3.52%, 10/27/28(j)	313,000	340,398
(3M USD LIBOR + 1.19%), 4.08%, 4/23/29(j)	275,000	308,929
(3M USD LIBOR + 1.34%), 3.98%, 3/20/30(j)	746,000	832,017
(SOFR + 1.42%), 2.98%, 11/05/30(j)	821,000	855,462
(SOFR + 3.91%), 4.41%, 3/31/31(j)	290,000	331,848
(SOFR + 2.11%), 2.57%, 6/03/31(j)	899,000	902,210
(SOFR + 1.17%), 2.56%, 5/01/32(j)	119,000	118,870
8.13%, 7/15/39	580,000	970,615
4.65%, 7/23/48	30,000	37,217
Citizens Financial Group, Inc., 3.25%, 4/30/30	58,000	61,913
Goldman Sachs Group (The), Inc.,
(3M USD LIBOR + 0.82%), 2.88%, 10/31/22(j)	230,000	232,673
3.20%, 2/23/23	40,000	41,950
3.63%, 2/20/24	120,000	129,447
3.85%, 7/08/24	30,000	32,666
3.50%, 1/23/25	432,000	468,896
3.50%, 4/01/25	1,288,000	1,400,783
(3M USD LIBOR + 1.20%), 3.27%, 9/29/25(j)	69,000	74,113
(SOFR + 0.61%), 0.86%, 2/12/26(j)	77,000	76,339
3.50%, 11/16/26	142,000	154,977
3.85%, 1/26/27	547,000	605,486
(SOFR + 0.80%), 1.43%, 3/09/27(j)	277,000	275,918
(3M USD LIBOR + 1.51%), 3.69%, 6/05/28(j)	437,000	481,511
(3M USD LIBOR + 1.16%), 3.81%, 4/23/29(j)	400,000	441,943
(3M USD LIBOR + 1.30%), 4.22%, 5/01/29(j)	1,530,000	1,729,569
5.15%, 5/22/45	110,000	141,404
4.75%, 10/21/45	460,000	575,921
JPMorgan Chase & Co.,
(SOFR + 1.46%), 1.51%, 6/01/24(j)	310,000	315,945
(SOFR + 0.60%), 0.65%, 9/16/24(j)	195,000	195,310
(3M USD LIBOR + 1.00%), 4.02%, 12/05/24(j)	1,156,000	1,251,722
3.90%, 7/15/25	112,000	124,067

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Banks (Continued)
JPMorgan Chase & Co.,
(SOFR + 1.16%), 2.30%, 10/15/25(j)	$160,000	$166,890
(SOFR + 1.59%), 2.01%, 3/13/26(j)	732,000	755,127
(SOFR + 1.85%), 2.08%, 4/22/26(j)	216,000	223,332
2.95%, 10/01/26	95,000	102,421
(3M USD LIBOR + 1.25%), 3.96%, 1/29/27(j)	764,000	849,231
(3M USD LIBOR + 1.34%), 3.78%, 2/01/28(j)	751,000	833,754
(3M USD LIBOR + 1.38%), 3.54%, 5/01/28(j)	428,000	468,386
(3M USD LIBOR + 1.12%), 4.01%, 4/23/29(j)	125,000	140,555
(3M USD LIBOR + 1.33%), 4.45%, 12/05/29(j)	1,011,000	1,166,368
(SOFR + 2.04%), 2.52%, 4/22/31(j)	510,000	515,262
(SOFR + 1.25%), 2.58%, 4/22/32(j)	320,000	321,296
(SOFR + 1.46%), 3.16%, 4/22/42(j)	320,000	320,519
4.95%, 6/01/45	220,000	276,996
(3M USD LIBOR + 1.58%), 4.26%, 2/22/48(j)	257,000	297,394
(3M USD LIBOR + 1.46%), 4.03%, 7/24/48(j)	66,000	73,783
(3M USD LIBOR + 1.22%), 3.90%, 1/23/49(j)	44,000	48,399
(SOFR + 2.44%), 3.11%, 4/22/51(j)	50,000	48,597
Morgan Stanley,
3.88%, 1/27/26	429,000	478,232
(SOFR + 1.99%), 2.19%, 4/28/26(j)	460,000	478,307
3.63%, 1/20/27	543,000	602,099
(SOFR + 0.88%), 1.59%, 5/04/27(j)	455,000	457,177
(3M USD LIBOR + 1.34%), 3.59%, 7/22/28(j)	98,000	107,864
(3M USD LIBOR + 1.14%), 3.77%, 1/24/29(j)	370,000	408,440
(3M USD LIBOR + 1.63%), 4.43%, 1/23/30(j)	838,000	966,294
(SOFR + 1.14%), 2.70%, 1/22/31(j)	1,111,000	1,135,454
(SOFR + 3.12%), 3.62%, 4/01/31(j)	457,000	500,452
(SOFR + 1.49%), 3.22%, 4/22/42(j)	33,000	33,439
National Securities Clearing Corp., 1.20%, 4/23/23(b)	250,000	254,410

		Par(a)	Value

Banks (Continued)
State Street Corp.,
(3M USD LIBOR + 2.54%), 5.63%, 12/15/23(j)(k)		$292,000	$309,491
(3M USD LIBOR + 1.03%), 4.14%, 12/03/29(j)		22,000	25,232
2.40%, 1/24/30		44,000	45,070
U.S. Bancorp,
1.45%, 5/12/25		250,000	255,358
3.00%, 7/30/29		73,000	77,505
Wells Fargo & Co.,
3.75%, 1/24/24		160,000	173,157
(SOFR + 2.00%), 2.19%, 4/30/26(j)		570,000	590,581
3.00%, 10/23/26		229,000	246,922
4.30%, 7/22/27		270,000	306,205
(3M USD LIBOR + 1.31%), 3.58%, 5/22/28(j)		746,000	818,200
(SOFR + 2.10%), 2.39%, 6/02/28(j)		130,000	133,844
4.15%, 1/24/29		820,000	932,230
(SOFR + 1.43%), 2.88%, 10/30/30(j)		332,000	344,559
(SOFR + 4.03%), 4.48%, 4/04/31(j)		333,000	385,342
(SOFR + 2.53%), 3.07%, 4/30/41(j)		489,000	482,852
4.40%, 6/14/46		40,000	45,434
4.75%, 12/07/46		370,000	441,792
(SOFR + 4.50%), 5.01%, 4/04/51(j)		1,600,000	2,077,478
			47,007,946

Beverages – 0.1%
Coca-Cola (The) Co.,
2.95%, 3/25/25		40,000	43,356
3.38%, 3/25/27		280,000	312,805
1.45%, 6/01/27		90,000	90,394
2.50%, 6/01/40		97,000	92,069
1.00%, 3/09/41	EUR	100,000	115,816
Keurig Dr. Pepper, Inc., 3.20%, 5/01/30		187,000	199,354
PepsiCo, Inc.,
0.75%, 5/01/23		120,000	121,201
2.25%, 3/19/25		10,000	10,561
2.63%, 3/19/27		10,000	10,726
1.63%, 5/01/30		40,000	38,618
2.88%, 10/15/49		40,000	39,004
3.63%, 3/19/50		20,000	22,091
3.88%, 3/19/60		30,000	34,640
			1,130,635

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

Biotechnology – 0.2%
Amgen, Inc.,
2.45%, 2/21/30		$198,000	$200,505
4.40%, 5/01/45		234,000	271,345
Biogen, Inc.,
2.25%, 5/01/30		258,000	250,913
3.15%, 5/01/50		75,000	68,416
Gilead Sciences, Inc.,
4.75%, 3/01/46		361,000	433,887
4.15%, 3/01/47		54,000	60,112
			1,285,178

Building Materials – 0.1%
Carrier Global Corp.,
2.24%, 2/15/25		501,000	522,573
3.38%, 4/05/40		70,000	70,630
3.58%, 4/05/50		20,000	20,114
Masonite International Corp., 5.38%, 2/01/28(b)		33,000	34,815
Owens Corning, 3.95%, 8/15/29		16,000	17,773
Standard Industries, Inc.,
5.00%, 2/15/27(b)		33,000	34,031
4.75%, 1/15/28(b)		10,000	10,313
U.S. Concrete, Inc., 6.38%, 6/01/24		4,000	4,080
			714,329

Chemicals – 0.2%
Dow Chemical (The) Co.,
4.55%, 11/30/25		128,000	145,601
1.13%, 3/15/32	EUR	170,000	208,123
3.60%, 11/15/50		135,000	137,743
DuPont de Nemours, Inc., 4.49%, 11/15/25		278,000	315,799
Ecolab, Inc., 4.80%, 3/24/30		136,000	162,938
LYB International Finance III LLC, 4.20%, 5/01/50		108,000	118,039
RPM International, Inc., 4.25%, 1/15/48		3,000	3,120
Sherwin-Williams (The) Co., 2.30%, 5/15/30		155,000	154,317
			1,245,680

Commercial Services – 0.2%
Cintas Corp. No. 2, 3.70%, 4/01/27		20,000	22,354
Global Payments, Inc.,
1.20%, 3/01/26		141,000	139,479
4.80%, 4/01/26		237,000	272,171
4.45%, 6/01/28		45,000	51,400
3.20%, 8/15/29		124,000	130,740

	Par(a)	Value

Commercial Services (Continued)
Herc Holdings, Inc., 5.50%, 7/15/27(b)	$72,000	$76,140
Moody’s Corp., 3.25%, 1/15/28	50,000	54,065
Nielsen (The) Co. Luxembourg S.a.r.l., 5.00%, 2/01/25(b)	14,000	14,368
PayPal Holdings, Inc.,
1.35%, 6/01/23	90,000	91,656
2.40%, 10/01/24	35,000	36,902
1.65%, 6/01/25	119,000	122,301
2.65%, 10/01/26	33,000	35,178
2.30%, 6/01/30	150,000	151,307
United Rentals North America, Inc.,
5.88%, 9/15/26	53,000	55,319
5.50%, 5/15/27	64,000	68,240
3.88%, 11/15/27	11,000	11,523
4.88%, 1/15/28	102,000	107,992
5.25%, 1/15/30	11,000	12,031
		1,453,166

Computers – 0.4%
Apple, Inc.,
1.13%, 5/11/25	260,000	263,116
2.45%, 8/04/26	100,000	106,483
2.90%, 9/12/27	250,000	271,503
3.85%, 5/04/43	200,000	229,779
4.25%, 2/09/47	53,000	64,246
2.55%, 8/20/60	134,000	117,869
2.80%, 2/08/61	108,000	99,068
Dell International LLC/EMC Corp.,
5.85%, 7/15/25(b)	159,000	186,430
4.90%, 10/01/26(b)	68,000	78,116
8.35%, 7/15/46(b)	38,000	59,553
Hewlett Packard Enterprise Co., 4.65%, 10/01/24	384,000	429,552
HP, Inc., 6.00%, 9/15/41	20,000	26,195
International Business Machines Corp.,
3.00%, 5/15/24	270,000	290,175
3.30%, 5/15/26	160,000	175,649
1.95%, 5/15/30	377,000	368,717
2.85%, 5/15/40	200,000	194,797
Leidos, Inc., 4.38%, 5/15/30(b)	289,000	322,411
Seagate HDD Cayman, 4.09%, 6/01/29(b)	70,000	71,700
		3,355,359

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Cosmetics/Personal Care – 0.0%(i)
Procter & Gamble (The) Co.,
2.80%, 3/25/27	$20,000	$21,769
3.00%, 3/25/30	60,000	65,133
		86,902

Distribution/Wholesale – 0.0%(i)
American Builders & Contractors Supply Co., Inc.,
5.88%, 5/15/26(b)	18,000	18,572
4.00%, 1/15/28(b)	48,000	48,720
KAR Auction Services, Inc., 5.13%, 6/01/25(b)	59,000	59,823
Performance Food Group, Inc., 5.50%, 10/15/27(b)	64,000	67,446
		194,561

Diversified Financial Services – 0.4%
Air Lease Corp., 3.38%, 7/01/25	70,000	74,981
American Express Co.,
2.50%, 7/30/24	410,000	435,207
4.20%, 11/06/25	70,000	79,425
Capital One Financial Corp., 3.90%, 1/29/24	311,000	337,650
Charles Schwab (The) Corp.,
(5Y US Treasury CMT + 3.17%), 4.00%, 6/01/26(j)(k)	75,000	77,067
3.20%, 3/02/27	4,000	4,362
(10Y US Treasury CMT + 3.08%), 4.00%, 12/01/30(j)(k)	205,000	207,655
Discover Financial Services, 4.50%, 1/30/26	7,000	7,934
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	200,000	230,099
Intercontinental Exchange, Inc.,
3.75%, 9/21/28	51,000	56,607
2.10%, 6/15/30	157,000	153,168
International Lease Finance Corp., 5.88%, 8/15/22	230,000	245,578
Mastercard, Inc.,
2.95%, 6/01/29	47,000	50,718
3.85%, 3/26/50	300,000	343,304
Navient Corp., 6.50%, 6/15/22	52,000	54,470

		Par(a)	Value

Diversified Financial Services (Continued)
Navient Corp.,
7.25%, 9/25/23		$31,000	$33,712
5.88%, 10/25/24		28,000	29,447
6.75%, 6/25/25		30,000	32,647
6.75%, 6/15/26		28,000	30,240
Nuveen LLC, 4.00%, 11/01/28(b)		100,000	113,682
Quicken Loans LLC, 5.25%, 1/15/28(b)		64,000	67,520
Synchrony Financial,
4.50%, 7/23/25		2,000	2,232
3.70%, 8/04/26		44,000	47,810
USAA Capital Corp., 2.13%, 5/01/30(b)		150,000	148,432
Vanguard Group (The), Inc., 3.05%, 8/22/50(l)	EUR	170,000	151,633
Visa, Inc.,
3.15%, 12/14/25		230,000	251,570
2.70%, 4/15/40		215,000	213,438
4.30%, 12/14/45		170,000	209,211
			3,689,799

Electric – 1.5%
AEP Texas, Inc.,
3.95%, 6/01/28		212,000	236,577
3.45%, 1/15/50		28,000	27,915
AEP Transmission Co. LLC,
3.80%, 6/15/49		65,000	72,183
3.15%, 9/15/49		101,000	101,628
3.65%, 4/01/50		144,000	156,817
Alabama Power Co.,
3.75%, 3/01/45		101,000	111,435
3.70%, 12/01/47		53,000	57,649
3.45%, 10/01/49		47,000	49,644
Ameren Illinois Co.,
3.80%, 5/15/28		46,000	51,492
3.25%, 3/15/50		116,000	119,531
Baltimore Gas and Electric Co.,
3.75%, 8/15/47		62,000	67,646
3.20%, 9/15/49		40,000	40,039
2.90%, 6/15/50		164,000	156,598
CenterPoint Energy Houston Electric LLC,
2.35%, 4/01/31		75,000	75,783
3.55%, 8/01/42		23,000	24,943
4.25%, 2/01/49		2,000	2,377
3.35%, 4/01/51		125,000	129,633
Cleveland Electric Illuminating (The) Co., 3.50%, 4/01/28(b)		100,000	103,523

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Electric (Continued)
Commonwealth Edison Co.,
4.00%, 3/01/49	$67,000	$76,620
3.00%, 3/01/50	52,000	50,850
3.13%, 3/15/51	123,000	122,883
Consolidated Edison Co. of New York, Inc.,
3.35%, 4/01/30	50,000	54,043
3.95%, 4/01/50	20,000	22,094
Consumers Energy Co.,
4.05%, 5/15/48	107,000	125,245
3.75%, 2/15/50	151,000	171,564
3.10%, 8/15/50	107,000	108,384
3.50%, 8/01/51	75,000	81,503
DTE Electric Co.,
4.05%, 5/15/48	10,000	11,609
3.95%, 3/01/49	160,000	184,840
Duke Energy Carolinas LLC,
3.95%, 11/15/28	28,000	31,810
2.45%, 2/01/30	160,000	163,025
3.88%, 3/15/46	59,000	65,225
3.95%, 3/15/48	122,000	138,867
Duke Energy Florida LLC,
3.80%, 7/15/28	40,000	44,774
2.50%, 12/01/29	325,000	334,974
1.75%, 6/15/30	196,000	188,265
Duke Energy Ohio, Inc., 3.65%, 2/01/29	31,000	34,097
Duke Energy Progress LLC, 3.45%, 3/15/29	233,000	255,639
Edison International,
3.13%, 11/15/22	15,000	15,508
4.95%, 4/15/25	721,000	807,383
Entergy Arkansas LLC, 3.35%, 6/15/52	59,000	60,798
Entergy Louisiana LLC, 4.20%, 9/01/48	148,000	173,684
Exelon Corp.,
5.10%, 6/15/45	16,000	20,164
4.70%, 4/15/50	52,000	63,087
FirstEnergy Corp.,
4.75%, 3/15/23	110,000	116,661
2.05%, 3/01/25	22,000	22,165
1.60%, 1/15/26	40,000	38,900
4.40%, 7/15/27	499,000	546,405
2.65%, 3/01/30	142,000	138,805
2.25%, 9/01/30	56,000	52,780
7.38%, 11/15/31	410,000	554,747
5.35%, 7/15/47	90,000	104,400
FirstEnergy Transmission LLC, 4.35%, 1/15/25(b)	285,000	310,808

	Par(a)	Value

Electric (Continued)
FirstEnergy Transmission LLC, 4.55%, 4/01/49(b)	$246,000	$274,286
Florida Power & Light Co.,
5.25%, 2/01/41	5,000	6,678
4.05%, 10/01/44	33,000	38,716
3.70%, 12/01/47	125,000	140,210
3.95%, 3/01/48	105,000	122,429
3.99%, 3/01/49	58,000	67,674
3.15%, 10/01/49	110,000	113,060
MidAmerican Energy Co.,
3.10%, 5/01/27	35,000	38,207
3.65%, 4/15/29	389,000	435,742
4.25%, 7/15/49	85,000	102,378
3.15%, 4/15/50	40,000	40,990
Northern States Power Co.,
2.25%, 4/01/31	5,000	5,063
3.40%, 8/15/42	40,000	43,082
2.90%, 3/01/50	50,000	48,688
2.60%, 6/01/51	104,000	95,705
NRG Energy, Inc.,
7.25%, 5/15/26	38,000	39,348
6.63%, 1/15/27	51,000	53,152
2.45%, 12/02/27(b)	223,000	223,729
5.75%, 1/15/28	33,000	35,063
5.25%, 6/15/29(b)	47,000	50,349
NSTAR Electric Co., 3.95%, 4/01/30	28,000	31,740
Ohio Power Co.,
1.63%, 1/15/31	107,000	100,891
4.15%, 4/01/48	14,000	16,168
4.00%, 6/01/49	45,000	51,426
Oncor Electric Delivery Co. LLC,
3.70%, 11/15/28	75,000	84,270
5.75%, 3/15/29	4,000	4,969
4.10%, 11/15/48	51,000	59,585
3.80%, 6/01/49	69,000	77,782
5.35%, 10/01/52(b)	24,000	33,242
Pacific Gas and Electric Co.,
1.75%, 6/16/22	160,000	160,140
2.10%, 8/01/27	50,000	48,743
2.50%, 2/01/31	60,000	56,488
3.30%, 8/01/40	20,000	17,777
3.50%, 8/01/50	20,000	17,319
PECO Energy Co.,
3.00%, 9/15/49	65,000	64,582
3.05%, 3/15/51	99,000	99,075
Progress Energy, Inc., 7.75%, 3/01/31	180,000	254,086

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Electric (Continued)
Public Service Electric and Gas Co.,
3.65%, 9/01/28	$3,000	$3,343
3.20%, 5/15/29	50,000	54,101
2.05%, 8/01/50	80,000	65,287
3.00%, 3/01/51	42,000	41,473
Southern California Edison Co.,
3.70%, 8/01/25	178,000	195,286
1.20%, 2/01/26	43,000	42,644
2.25%, 6/01/30	262,000	255,611
Southwestern Public Service Co., 3.15%, 5/01/50	145,000	145,770
Tampa Electric Co.,
4.45%, 6/15/49	17,000	20,765
3.45%, 3/15/51	92,000	95,510
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25(b)	299,000	322,498
Virginia Electric and Power Co.,
3.45%, 9/01/22	62,000	64,001
3.80%, 4/01/28	76,000	84,897
6.00%, 1/15/36	25,000	34,166
6.00%, 5/15/37	42,000	57,355
6.35%, 11/30/37	50,000	71,194
4.00%, 1/15/43	30,000	34,176
4.45%, 2/15/44	17,000	20,460
Vistra Operations Co. LLC,
5.50%, 9/01/26(b)	64,000	66,120
5.63%, 2/15/27(b)	54,000	56,160
5.00%, 7/31/27(b)	53,000	54,910
4.30%, 7/15/29(b)	310,000	326,103
		12,142,681

Electronics – 0.0%(i)
Agilent Technologies, Inc.,
3.05%, 9/22/26	81,000	87,281
2.75%, 9/15/29	43,000	44,560
2.10%, 6/04/30	152,000	148,053
Honeywell International, Inc., 1.35%, 6/01/25	70,000	71,491
		351,385

Entertainment – 0.1%
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25(b)	98,000	98,797
Cedar Fair L.P., 5.25%, 7/15/29	43,000	44,217

	Par(a)	Value

Entertainment (Continued)
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC,
5.50%, 5/01/25(b)	$39,000	$40,857
5.38%, 4/15/27	51,000	52,492
Churchill Downs, Inc.,
5.50%, 4/01/27(b)	72,000	74,741
4.75%, 1/15/28(b)	38,000	39,045
Scientific Games International, Inc., 5.00%, 10/15/25(b)	62,000	64,015
Six Flags Entertainment Corp.,
4.88%, 7/31/24(b)	64,000	64,400
5.50%, 4/15/27(b)	38,000	39,235
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)	53,000	54,785
		572,584

Environmental Control – 0.1%
Clean Harbors, Inc., 4.88%, 7/15/27(b)	28,000	29,155
Republic Services, Inc.,
2.50%, 8/15/24	70,000	73,903
3.95%, 5/15/28	88,000	98,839
2.30%, 3/01/30	82,000	81,867
Waste Management, Inc.,
3.50%, 5/15/24	70,000	75,603
1.15%, 3/15/28	208,000	198,881
6/01/29(f)	49,000	49,027
6/01/41(f)	58,000	57,639
4.15%, 7/15/49	60,000	71,539
Waste Pro USA, Inc., 5.50%, 2/15/26(b)	28,000	28,560
		765,013

Food – 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC,
3.50%, 2/15/23(b)	40,000	41,100
5.75%, 3/15/25	11,000	11,344
7.50%, 3/15/26(b)	80,000	88,000
4.63%, 1/15/27(b)	12,000	12,480
5.88%, 2/15/28(b)	58,000	61,770
4.88%, 2/15/30(b)	13,000	13,535
Hershey (The) Co., 0.90%, 6/01/25	30,000	30,010

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Food (Continued)
JBS USA LUX S.A./JBS USA Finance, Inc., 6.75%, 2/15/28(b)	$63,000	$69,609
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.,
6.50%, 4/15/29(b)	94,000	105,516
5.50%, 1/15/30(b)	17,000	18,700
Kraft Heinz Foods Co., 3.00%, 6/01/26	102,000	107,839
Lamb Weston Holdings, Inc.,
4.63%, 11/01/24(b)	44,000	45,650
4.88%, 11/01/26(b)	44,000	45,650
Mars, Inc.,
2.70%, 4/01/25(b)	90,000	95,742
3.20%, 4/01/30(b)	180,000	194,512
2.38%, 7/16/40(b)	200,000	185,146
Mondelez International, Inc.,
1.50%, 5/04/25	250,000	255,188
2.75%, 4/13/30	127,000	131,148
Pilgrim’s Pride Corp., 5.88%, 9/30/27(b)	105,000	111,431
Post Holdings, Inc.,
5.75%, 3/01/27(b)	80,000	83,800
5.63%, 1/15/28(b)	59,000	62,171
5.50%, 12/15/29(b)	47,000	50,598
		1,820,939

Food Service – 0.0%(i)
Aramark Services, Inc.,
4.75%, 6/01/26	31,000	31,736
5.00%, 2/01/28(b)	74,000	77,423
		109,159

Forest Products & Paper – 0.0%(i)
Georgia-Pacific LLC,
3.60%, 3/01/25(b)	14,000	15,219
0.95%, 5/15/26(b)	70,000	68,392
2.10%, 4/30/27(b)	82,000	84,095
7.75%, 11/15/29	8,000	11,331
2.30%, 4/30/30(b)	69,000	69,251
8.88%, 5/15/31	13,000	20,187
International Paper Co.,
6.00%, 11/15/41	50,000	68,335
4.40%, 8/15/47	22,000	25,871
		362,681

Gas – 0.1%
Atmos Energy Corp.,
4.13%, 3/15/49	40,000	45,801
3.38%, 9/15/49	8,000	8,210

		Par(a)	Value

Gas (Continued)
CenterPoint Energy Resources Corp., 1.75%, 10/01/30		$330,000	$308,509
Eastern Energy Gas Holdings LLC, 4.80%, 11/01/43		39,000	45,969
ONE Gas, Inc., 2.00%, 5/15/30		35,000	33,802
Piedmont Natural Gas Co., Inc., 2.50%, 3/15/31		90,000	89,411
			531,702

Healthcare - Products – 0.2%
Abbott Laboratories,
3.75%, 11/30/26		390,000	441,054
4.90%, 11/30/46		10,000	13,120
Boston Scientific Corp., 2.65%, 6/01/30		180,000	182,408
DH Europe Finance II S.a.r.l., 1.80%, 9/18/49	EUR	100,000	125,558
Medtronic Global Holdings SCA,
1.50%, 7/02/39	EUR	100,000	123,778
1.75%, 7/02/49	EUR	100,000	124,950
Teleflex, Inc., 4.63%, 11/15/27		33,000	35,095
Thermo Fisher Scientific, Inc.,
2.60%, 10/01/29		60,000	62,038
4.50%, 3/25/30		81,000	94,927
1.88%, 10/01/49	EUR	100,000	124,605
			1,327,533

Healthcare - Services – 0.6%
Aetna, Inc.,
2.80%, 6/15/23		90,000	94,000
6.63%, 6/15/36		61,000	86,678
4.75%, 3/15/44		2,000	2,387
3.88%, 8/15/47		27,000	28,776
Anthem, Inc.,
2.95%, 12/01/22		30,000	31,145
3.65%, 12/01/27		100,000	111,069
4.10%, 3/01/28		127,000	143,359
4.38%, 12/01/47		53,000	62,068
4.55%, 3/01/48		57,000	68,456
Centene Corp.,
5.38%, 6/01/26(b)		78,000	81,260
5.38%, 8/15/26(b)		50,000	52,450
4.25%, 12/15/27		153,000	160,361
4.63%, 12/15/29		47,000	50,878
Charles River Laboratories International, Inc., 4.25%, 5/01/28(b)		7,000	7,289

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Healthcare - Services (Continued)
Encompass Health Corp.,
4.50%, 2/01/28	$28,000	$29,015
4.75%, 2/01/30	28,000	29,400
HCA, Inc.,
4.75%, 5/01/23	141,000	151,914
5.00%, 3/15/24	306,000	340,880
5.38%, 2/01/25	35,000	39,005
5.25%, 4/15/25	641,000	736,825
5.88%, 2/15/26	21,000	24,124
5.38%, 9/01/26	13,000	14,760
5.63%, 9/01/28	21,000	24,491
5.88%, 2/01/29	10,000	11,800
Humana, Inc.,
4.50%, 4/01/25	43,000	48,411
3.95%, 3/15/27	140,000	156,721
3.13%, 8/15/29	220,000	232,178
4.88%, 4/01/30	95,000	112,499
Molina Healthcare, Inc., 5.38%, 11/15/22	32,000	33,560
Select Medical Corp., 6.25%, 8/15/26(b)	22,000	23,391
Tenet Healthcare Corp.,
4.63%, 7/15/24	49,000	49,740
4.63%, 9/01/24(b)	38,000	39,140
5.13%, 5/01/25	110,000	111,320
4.88%, 1/01/26(b)	128,000	132,992
6.25%, 2/01/27(b)	183,000	191,921
5.13%, 11/01/27(b)	20,000	20,976
UnitedHealth Group, Inc.,
2.38%, 10/15/22	20,000	20,613
3.50%, 6/15/23	30,000	31,992
3.75%, 7/15/25	50,000	55,683
1.25%, 1/15/26	40,000	40,353
3.85%, 6/15/28	130,000	147,040
3.88%, 12/15/28	110,000	125,035
2.00%, 5/15/30	40,000	39,564
4.63%, 7/15/35	197,000	240,456
2.75%, 5/15/40	198,000	193,167
4.25%, 6/15/48	40,000	47,363
4.45%, 12/15/48	77,000	94,216
3.70%, 8/15/49	130,000	142,396
2.90%, 5/15/50	100,000	95,798
3.88%, 8/15/59	70,000	78,103
3.13%, 5/15/60	20,000	19,580
		4,906,598

Home Builders – 0.0%(i)
Century Communities, Inc., 6.75%, 6/01/27	21,000	22,597
Lennar Corp.,
4.50%, 4/30/24	28,000	30,618
4.75%, 5/30/25	7,000	7,873

		Par(a)	Value

Home Builders (Continued)
Lennar Corp.,
5.25%, 6/01/26		$195,000	$224,981
4.75%, 11/29/27		10,000	11,571
PulteGroup, Inc.,
5.50%, 3/01/26		3,000	3,523
5.00%, 1/15/27		3,000	3,494
Taylor Morrison Communities, Inc., 5.88%, 6/15/27(b)		8,000	9,080
			313,737

Home Furnishings – 0.0%(i)
Tempur Sealy International, Inc., 5.50%, 6/15/26		35,000	36,065

Household Products/Wares – 0.0%(i)
Kimberly-Clark Corp., 3.10%, 3/26/30		30,000	32,586
Spectrum Brands, Inc., 5.75%, 7/15/25		28,000	28,823
			61,409

Housewares – 0.0%(i)
Newell Brands, Inc.,
4.35%, 4/01/23		77,000	81,159
4.70%, 4/01/26		27,000	30,105
			111,264

Insurance – 0.3%
American International Group, Inc.,
2.50%, 6/30/25		60,000	63,244
4.20%, 4/01/28		40,000	45,213
3.40%, 6/30/30		227,000	242,602
4.50%, 7/16/44		154,000	177,079
4.38%, 1/15/55		33,000	37,707
Aon Corp.,
4.50%, 12/15/28		144,000	165,990
3.75%, 5/02/29		162,000	180,188
2.80%, 5/15/30		312,000	321,964
Berkshire Hathaway Finance Corp., 4.25%, 1/15/49		150,000	178,367
Guardian Life Global Funding, 1.10%, 6/23/25(b)		50,000	50,039
Hartford Financial Services Group (The), Inc., 3.60%, 8/19/49		32,000	33,739
Marsh & McLennan Cos., Inc.,
4.38%, 3/15/29		68,000	78,730
1.98%, 3/21/30	EUR	120,000	161,161
2.25%, 11/15/30		176,000	175,028

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Insurance (Continued)
MassMutual Global Funding II, 0.85%, 6/09/23(b)	$330,000	$333,049
MetLife, Inc., 6.40%, 12/15/36	100,000	126,706
Metropolitan Life Global Funding I, 0.90%, 6/08/23(b)	250,000	252,570
New York Life Global Funding, 0.95%, 6/24/25(b)	80,000	79,787
Principal Life Global Funding II, 1.25%, 6/23/25(b)	40,000	40,229
Willis North America, Inc.,
3.60%, 5/15/24	42,000	45,271
5.05%, 9/15/48	19,000	24,113
		2,812,776

Internet – 0.3%
Alphabet, Inc.,
0.45%, 8/15/25	30,000	29,757
0.80%, 8/15/27	50,000	48,449
1.10%, 8/15/30	60,000	55,734
2.05%, 8/15/50	110,000	92,269
Amazon.com, Inc.,
0.80%, 6/03/25	130,000	130,269
1.20%, 6/03/27	160,000	158,911
3.15%, 8/22/27	140,000	154,146
1.50%, 6/03/30	150,000	144,408
3.88%, 8/22/37	43,000	49,589
4.05%, 8/22/47	140,000	165,487
2.50%, 6/03/50	648,000	582,414
4.25%, 8/22/57	240,000	291,622
E*TRADE Financial Corp., 3.80%, 8/24/27	79,000	87,532
Expedia Group, Inc.,
6.25%, 5/01/25(b)	98,000	114,002
3.25%, 2/15/30	269,000	273,071
Netflix, Inc.,
4.88%, 4/15/28	20,000	23,025
6.38%, 5/15/29	11,000	13,805
5.38%, 11/15/29(b)	12,000	14,250
4.88%, 6/15/30(b)	13,000	15,080
		2,443,820

Iron/Steel – 0.0%(i)
Nucor Corp., 3.95%, 5/01/28	24,000	26,917
Steel Dynamics, Inc., 2.80%, 12/15/24	50,000	52,909
		79,826

	Par(a)	Value

Lodging – 0.1%
Boyd Gaming Corp.,
6.38%, 4/01/26	$27,000	$27,877
6.00%, 8/15/26	48,000	49,800
Hilton Domestic Operating Co., Inc., 4.88%, 1/15/30	13,000	13,862
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 4/01/27	38,000	39,472
Hyatt Hotels Corp., 5.38%, 4/23/25	33,000	37,255
Las Vegas Sands Corp.,
3.20%, 8/08/24	100,000	104,882
2.90%, 6/25/25	380,000	394,441
Marriott International, Inc., 4.63%, 6/15/30	138,000	154,941
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 9/15/26	49,000	51,205
MGM Resorts International,
5.75%, 6/15/25	10,000	11,013
4.63%, 9/01/26	8,000	8,420
5.50%, 4/15/27	10,000	10,913
Station Casinos LLC, 5.00%, 10/01/25(b)	31,000	31,426
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
5.50%, 3/01/25(b)	131,000	139,842
5.25%, 5/15/27(b)	65,000	68,656
		1,144,005

Machinery - Diversified – 0.1%
CNH Industrial Capital LLC, 4.20%, 1/15/24	440,000	478,816
Deere & Co.,
3.10%, 4/15/30	30,000	32,461
3.75%, 4/15/50	200,000	228,029
Otis Worldwide Corp.,
2.06%, 4/05/25	50,000	51,979
2.57%, 2/15/30	119,000	121,095
		912,380

Media – 1.3%
AMC Networks, Inc.,
5.00%, 4/01/24	11,000	11,149
4.75%, 8/01/25	49,000	50,470
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 2/15/26(b)	41,000	42,435
5.50%, 5/01/26(b)	34,000	35,088
5.88%, 5/01/27(b)	19,000	19,612

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Media (Continued)
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.13%, 5/01/27(b)	$153,000	$160,124
5.00%, 2/01/28(b)	119,000	124,355
5.38%, 6/01/29(b)	74,000	80,325
4.75%, 3/01/30(b)	58,000	60,537
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.91%, 7/23/25	290,000	329,795
4.20%, 3/15/28	90,000	99,800
5.05%, 3/30/29	480,000	556,132
5.38%, 4/01/38	120,000	142,920
3.50%, 6/01/41	300,000	288,587
6.48%, 10/23/45	521,000	689,196
5.38%, 5/01/47	161,000	188,917
5.75%, 4/01/48	309,000	379,219
4.80%, 3/01/50	30,000	33,039
3.85%, 4/01/61	42,000	38,545
Clear Channel Worldwide Holdings, Inc., 5.13%, 8/15/27(b)	74,000	75,110
Comcast Corp.,
3.10%, 4/01/25	10,000	10,842
3.95%, 10/15/25	160,000	179,657
3.15%, 3/01/26	50,000	54,576
3.30%, 2/01/27	76,000	83,456
3.30%, 4/01/27	348,000	381,931
4.15%, 10/15/28	330,000	379,616
2.65%, 2/01/30	139,000	143,281
3.40%, 4/01/30	560,000	610,013
4.25%, 10/15/30	560,000	649,859
1.95%, 1/15/31	361,000	349,168
4.60%, 10/15/38	68,000	82,689
3.25%, 11/01/39	20,000	20,706
3.75%, 4/01/40	120,000	132,388
3.40%, 7/15/46	20,000	20,739
4.00%, 8/15/47	22,000	24,884
3.97%, 11/01/47	330,000	371,338
4.00%, 3/01/48	20,000	22,623
4.70%, 10/15/48	241,000	301,784
4.00%, 11/01/49	238,000	270,287
3.45%, 2/01/50	90,000	93,577
2.45%, 8/15/52	15,000	12,908
Cox Communications, Inc.,
3.25%, 12/15/22(b)	40,000	41,786
3.15%, 8/15/24(b)	206,000	220,579
3.85%, 2/01/25(b)	90,000	98,245

		Par(a)	Value

Media (Continued)
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 8/15/26(b)		$38,000	$27,740
Discovery Communications LLC, 1.90%, 3/19/27	EUR	240,000	310,127
Fox Corp., 5.48%, 1/25/39		450,000	564,266
Gray Television, Inc.,
5.88%, 7/15/26(b)		25,000	25,937
7.00%, 5/15/27(b)		48,000	52,380
iHeartCommunications, Inc.,
6.38%, 5/01/26		49,783	53,035
5.25%, 8/15/27(b)		48,000	49,680
4.75%, 1/15/28(b)		7,000	7,210
Meredith Corp., 6.88%, 2/01/26		91,000	93,389
NBCUniversal Media LLC,
5.95%, 4/01/41		44,000	61,752
4.45%, 1/15/43		113,000	135,541
Nexstar Broadcasting, Inc., 5.63%, 7/15/27(b)		69,000	72,881
Sirius XM Radio, Inc.,
3.88%, 8/01/22(b)		38,000	38,188
4.63%, 7/15/24(b)		45,000	46,181
5.38%, 7/15/26(b)		28,000	28,916
5.00%, 8/01/27(b)		95,000	99,484
5.50%, 7/01/29(b)		51,000	55,112
TEGNA, Inc.,
4.63%, 3/15/28		13,000	13,276
5.00%, 9/15/29		10,000	10,375
Time Warner Cable LLC, 5.88%, 11/15/40		130,000	162,613
Time Warner Entertainment Co. L.P., 8.38%, 7/15/33		170,000	251,173
ViacomCBS, Inc.,
4.38%, 3/15/43		62,000	67,123
5.85%, 9/01/43		132,000	168,895
Walt Disney (The) Co., 4.70%, 3/23/50		233,000	294,703
			10,652,264

Mining – 0.0%(i)
Freeport-McMoRan, Inc.,
5.00%, 9/01/27		8,000	8,489
5.25%, 9/01/29		7,000	7,752
Newmont Corp., 2.25%, 10/01/30		156,000	152,941
			169,182

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Miscellaneous Manufacturing – 0.3%
3M Co.,
2.38%, 8/26/29	$310,000	$318,017
3.70%, 4/15/50	60,000	67,121
Eaton Corp.,
2.75%, 11/02/22	40,000	41,407
4.15%, 11/02/42	30,000	34,514
General Electric Co.,
3.45%, 5/01/27	20,000	21,852
3.63%, 5/01/30	40,000	43,458
6.75%, 3/15/32	20,000	27,018
6.88%, 1/10/39	1,080,000	1,553,085
4.25%, 5/01/40	60,000	67,052
4.13%, 10/09/42	71,000	77,947
4.35%, 5/01/50	60,000	66,805
Textron, Inc.,
3.65%, 3/15/27	113,000	123,980
3.90%, 9/17/29	122,000	134,778
2.45%, 3/15/31	47,000	46,426
		2,623,460

Oil & Gas – 1.4%
Apache Corp.,
4.38%, 10/15/28	540,000	550,784
4.75%, 4/15/43	100,000	99,300
4.25%, 1/15/44	380,000	353,400
BP Capital Markets America, Inc.,
2.94%, 4/06/23	10,000	10,482
3.22%, 11/28/23	70,000	74,656
3.79%, 2/06/24	228,000	247,137
3.19%, 4/06/25	199,000	215,036
3.41%, 2/11/26	20,000	21,967
3.12%, 5/04/26	220,000	237,491
3.94%, 9/21/28	240,000	269,719
3.63%, 4/06/30	80,000	88,134
1.75%, 8/10/30	200,000	190,030
3.00%, 2/24/50	230,000	212,416
Chevron Corp.,
1.55%, 5/11/25	130,000	133,131
2.00%, 5/11/27	40,000	41,364
2.98%, 5/11/40	250,000	251,703
3.08%, 5/11/50	490,000	477,654
Chevron U.S.A, Inc., 5.25%, 11/15/43	64,000	83,656
Chevron USA, Inc.,
3.85%, 1/15/28	240,000	270,842
6.00%, 3/01/41	70,000	98,645
4.95%, 8/15/47	64,000	81,434
2.34%, 8/12/50	55,000	46,657
Cimarex Energy Co.,
3.90%, 5/15/27	280,000	306,176
4.38%, 3/15/29	290,000	325,495

		Par(a)	Value

Oil & Gas (Continued)
Citgo Holding, Inc., 9.25%, 8/01/24(b)		$41,000	$42,230
ConocoPhillips,
3.75%, 10/01/27(b)		110,000	122,455
4.30%, 8/15/28(b)		310,000	354,071
Continental Resources, Inc.,
4.50%, 4/15/23		90,000	94,457
3.80%, 6/01/24		130,000	136,175
4.38%, 1/15/28		160,000	174,000
CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/25(b)		33,000	34,155
Devon Energy Corp.,
5.85%, 12/15/25		120,000	140,982
5.60%, 7/15/41		180,000	212,854
4.75%, 5/15/42		70,000	75,540
5.00%, 6/15/45		360,000	402,411
Diamondback Energy, Inc.,
2.88%, 12/01/24		50,000	53,005
3.50%, 12/01/29		384,000	402,069
3.13%, 3/24/31		229,000	231,293
EOG Resources, Inc.,
4.15%, 1/15/26		118,000	133,376
4.38%, 4/15/30		270,000	311,768
3.90%, 4/01/35		180,000	196,439
4.95%, 4/15/50		270,000	334,755
Exxon Mobil Corp.,
1.57%, 4/15/23		10,000	10,251
2.99%, 3/19/25		300,000	322,989
3.04%, 3/01/26		70,000	76,017
2.44%, 8/16/29		240,000	246,133
3.48%, 3/19/30		120,000	131,319
1.41%, 6/26/39	EUR	130,000	153,278
4.11%, 3/01/46		20,000	22,476
4.33%, 3/19/50		10,000	11,671
3.45%, 4/15/51		300,000	306,187
Marathon Petroleum Corp.,
4.50%, 5/01/23		31,000	33,211
4.50%, 4/01/48		78,000	83,799
Matador Resources Co.,
5.88%, 9/15/26		15,000	14,963
Occidental Petroleum Corp.,
6.95%, 7/01/24		200,000	221,250
2.90%, 8/15/24		180,000	179,550
5.55%, 3/15/26		160,000	171,800
3.00%, 2/15/27		220,000	209,961
7.88%, 9/15/31		210,000	255,150
4.50%, 7/15/44		80,000	71,400
6.60%, 3/15/46		150,000	165,375
4.10%, 2/15/47		50,000	41,625

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Oil & Gas (Continued)
Occidental Petroleum Corp., 4.20%, 3/15/48	$230,000	$193,823
Pioneer Natural Resources Co.,
1.13%, 1/15/26	30,000	29,583
2.15%, 1/15/31	182,000	172,091
SM Energy Co., 10.00%, 1/15/25(b)	8,000	9,100
Sunoco L.P./Sunoco Finance Corp.,
5.50%, 2/15/26	11,000	11,347
6.00%, 4/15/27	17,000	17,876
WPX Energy, Inc.,
5.25%, 10/15/27	12,000	12,807
4.50%, 1/15/30	92,000	99,107
		11,413,483

Oil & Gas Services – 0.0%(i)
Halliburton Co., 3.80%, 11/15/25	5,000	5,522

Packaging & Containers – 0.0%(i)
Ball Corp.,
5.25%, 7/01/25	13,000	14,706
4.88%, 3/15/26	11,000	12,320
Owens-Brockway Glass Container, Inc., 5.88%, 8/15/23(b)	42,000	45,465
		72,491

Pharmaceuticals – 1.6%
AbbVie, Inc.,
2.30%, 11/21/22	555,000	571,206
3.75%, 11/14/23	20,000	21,593
2.60%, 11/21/24	1,007,000	1,066,390
3.80%, 3/15/25	495,000	542,221
3.60%, 5/14/25	88,000	96,197
3.20%, 5/14/26	743,000	805,325
2.95%, 11/21/26	100,000	107,094
3.20%, 11/21/29	600,000	641,378
4.55%, 3/15/35	123,000	145,433
4.50%, 5/14/35	242,000	283,775
4.63%, 10/01/42	2,000	2,350
4.70%, 5/14/45	154,000	183,327
4.45%, 5/14/46	35,000	40,554
4.25%, 11/21/49	304,000	344,453
Bausch Health Americas, Inc.,
9.25%, 4/01/26(b)	53,000	58,708
8.50%, 1/31/27(b)	96,000	106,920
Bausch Health Cos., Inc., 5.50%, 11/01/25(b)	49,000	50,531

	Par(a)	Value

Pharmaceuticals (Continued)
Bausch Health Cos., Inc.,
9.00%, 12/15/25(b)	$53,000	$57,516
5.75%, 8/15/27(b)	15,000	16,088
7.00%, 1/15/28(b)	41,000	44,587
7.25%, 5/30/29(b)	41,000	45,432
Becton Dickinson and Co.,
3.36%, 6/06/24	190,000	204,639
4.69%, 12/15/44	16,000	19,213
Bristol-Myers Squibb Co.,
2.60%, 5/16/22	110,000	112,750
2.90%, 7/26/24	192,000	205,749
3.88%, 8/15/25	81,000	90,440
3.20%, 6/15/26	160,000	175,310
3.40%, 7/26/29	210,000	231,662
5.00%, 8/15/45	69,000	89,453
Cigna Corp.,
3.75%, 7/15/23	101,000	107,845
4.13%, 11/15/25	20,000	22,483
3.40%, 3/01/27	79,000	86,315
4.38%, 10/15/28	935,000	1,070,842
4.80%, 8/15/38	100,000	120,763
4.90%, 12/15/48	100,000	123,419
CVS Health Corp.,
3.63%, 4/01/27	40,000	44,229
4.30%, 3/25/28	559,000	636,019
3.25%, 8/15/29	500,000	533,060
3.75%, 4/01/30	774,000	851,386
4.78%, 3/25/38	400,000	478,198
4.13%, 4/01/40	40,000	44,209
5.13%, 7/20/45	217,000	270,028
5.05%, 3/25/48	420,000	516,471
Elanco Animal Health, Inc.,
5.27%, 8/28/23	39,000	41,828
5.90%, 8/28/28	11,000	12,508
Johnson & Johnson,
0.55%, 9/01/25	80,000	79,368
0.95%, 9/01/27	150,000	146,511
3.63%, 3/03/37	70,000	79,034
2.10%, 9/01/40	250,000	228,117
3.70%, 3/01/46	26,000	29,602
3.75%, 3/03/47	36,000	41,343
Merck & Co., Inc.,
0.75%, 2/24/26	120,000	119,123
1.45%, 6/24/30	70,000	66,587
2.45%, 6/24/50	50,000	44,140
Pfizer, Inc.,
0.80%, 5/28/25	160,000	160,093
3.45%, 3/15/29	43,000	47,557
2.63%, 4/01/30	261,000	273,560

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value
Pharmaceuticals (Continued)
Pfizer, Inc.,
1.70%, 5/28/30	$225,000	$218,904
2.70%, 5/28/50	310,000	289,468
		13,143,304

Pipelines – 1.6%
Boardwalk Pipelines L.P., 4.80%, 5/03/29	20,000	22,659
Buckeye Partners L.P., 3.95%, 12/01/26	8,000	8,000
Cameron LNG LLC,
2.90%, 7/15/31(b)	30,000	30,726
3.30%, 1/15/35(b)	672,000	702,356
3.40%, 1/15/38(b)	129,000	133,479
Cheniere Corpus Christi Holdings LLC,
5.88%, 3/31/25	88,000	100,721
5.13%, 6/30/27	407,000	469,219
Cheniere Energy Partners L.P.,
5.63%, 10/01/26	31,000	32,318
4.50%, 10/01/29	20,000	20,875
DCP Midstream Operating L.P.,
5.38%, 7/15/25	11,000	12,073
5.13%, 5/15/29	8,000	8,540
Energy Transfer L.P.,
3.60%, 2/01/23	164,000	170,638
4.25%, 3/15/23	300,000	315,523
5.88%, 1/15/24	48,000	53,408
7.60%, 2/01/24	154,000	175,319
4.50%, 4/15/24	366,000	401,978
4.05%, 3/15/25	120,000	129,938
2.90%, 5/15/25	412,000	432,440
5.95%, 12/01/25	160,000	188,763
4.75%, 1/15/26	111,000	124,092
4.95%, 6/15/28	20,000	22,503
5.25%, 4/15/29	60,000	68,817
3.75%, 5/15/30	370,000	385,032
6.50%, 2/01/42	130,000	157,594
5.30%, 4/01/44	160,000	169,249
6.25%, 4/15/49	20,000	24,002
Enterprise Products Operating LLC,
4.15%, 10/16/28	270,000	305,210
3.13%, 7/31/29	434,000	459,575
2.80%, 1/31/30	550,000	566,846
7.55%, 4/15/38	10,000	14,873
4.85%, 3/15/44	80,000	93,397
5.10%, 2/15/45	100,000	119,752
4.80%, 2/01/49	10,000	11,657
4.20%, 1/31/50	30,000	32,176

	Par(a)	Value
Pipelines (Continued)
Enterprise Products Operating LLC,
3.70%, 1/31/51	$70,000	$69,900
3.95%, 1/31/60	60,000	60,173
Kinder Morgan Energy Partners L.P.,
4.25%, 9/01/24	100,000	110,043
6.95%, 1/15/38	27,000	36,776
4.70%, 11/01/42	48,000	53,279
5.50%, 3/01/44	10,000	12,095
Kinder Morgan, Inc.,
4.30%, 6/01/25	90,000	100,442
4.30%, 3/01/28	60,000	67,554
5.30%, 12/01/34	7,000	8,400
5.55%, 6/01/45	80,000	97,650
5.05%, 2/15/46	40,000	46,082
5.20%, 3/01/48	60,000	71,209
MPLX L.P.,
4.88%, 12/01/24	74,000	82,961
1.75%, 3/01/26	252,000	253,536
4.00%, 3/15/28	200,000	220,823
4.80%, 2/15/29	30,000	34,578
2.65%, 8/15/30	103,000	101,705
4.50%, 4/15/38	90,000	98,845
4.70%, 4/15/48	90,000	98,431
5.50%, 2/15/49	90,000	109,401
NGPL PipeCo LLC,
4.38%, 8/15/22(b)	64,000	66,274
4.88%, 8/15/27(b)	168,000	189,007
7.77%, 12/15/37(b)	20,000	26,872
Northwest Pipeline LLC, 4.00%, 4/01/27	253,000	282,824
Sabine Pass Liquefaction LLC,
5.63%, 4/15/23	100,000	108,182
5.75%, 5/15/24	500,000	564,452
5.63%, 3/01/25	1,122,000	1,287,455
5.00%, 3/15/27	95,000	109,212
Southern Natural Gas Co. LLC, 8.00%, 3/01/32	80,000	112,343
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.88%, 4/15/26	38,000	39,805
5.38%, 2/01/27	33,000	34,260
6.50%, 7/15/27	33,000	35,887
5.00%, 1/15/28	11,000	11,581
6.88%, 1/15/29	52,000	58,370
5.50%, 3/01/30	13,000	14,061
Tennessee Gas Pipeline Co. LLC, 2.90%, 3/01/30(b)	380,000	385,700

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

Pipelines (Continued)
Texas Eastern Transmission L.P., 3.50%, 1/15/28(b)		$138,000	$147,922
Transcontinental Gas Pipe Line Co. LLC,
7.85%, 2/01/26		1,103,000	1,403,484
4.00%, 3/15/28		258,000	287,409
3.95%, 5/15/50		68,000	71,120
Western Midstream Operating L.P.,
(3M USD LIBOR + 2.10%), 2.29%, 1/13/23(d)		40,000	39,603
4.35%, 2/01/25		50,000	52,858
4.65%, 7/01/26		90,000	96,356
Williams (The) Cos., Inc.,
7.50%, 1/15/31		48,000	64,522
4.85%, 3/01/48		110,000	124,869
			13,312,059

Real Estate Investment Trusts – 0.5%
American Tower Corp.,
5.00%, 2/15/24		54,000	60,057
2.40%, 3/15/25		250,000	261,134
1.30%, 9/15/25		72,000	72,145
1.60%, 4/15/26		85,000	85,486
3.38%, 10/15/26		40,000	43,498
3.95%, 3/15/29		53,000	58,794
3.80%, 8/15/29		189,000	208,017
Crown Castle International Corp.,
1.05%, 7/15/26		195,000	190,140
3.10%, 11/15/29		245,000	256,352
3.30%, 7/01/30		226,000	239,574
5.20%, 2/15/49		41,000	50,822
Digital Dutch Finco B.V.,
1.50%, 3/15/30	EUR	130,000	165,514
1.00%, 1/15/32	EUR	100,000	119,530
Duke Realty L.P.,
1.75%, 7/01/30		39,000	36,816
1.75%, 2/01/31		198,000	186,840
Equinix, Inc., 1.00%, 9/15/25		297,000	292,929
ESH Hospitality, Inc.,
5.25%, 5/01/25(b)		47,000	47,954
4.63%, 10/01/27(b)		11,000	11,660
GLP Capital L.P./GLP Financing II, Inc.,
3.35%, 9/01/24		65,000	68,859
5.38%, 4/15/26		60,000	67,874
4.00%, 1/15/30		53,000	56,100
4.00%, 1/15/31		200,000	210,912

		Par(a)	Value

Real Estate Investment Trusts (Continued)
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc.,
5.63%, 5/01/24		$132,000	$142,325
4.50%, 9/01/26		38,000	40,137
5.75%, 2/01/27		59,000	65,804
MPT Operating Partnership L.P./MPT Finance Corp.,
5.25%, 8/01/26		8,000	8,250
5.00%, 10/15/27		90,000	94,725
4.63%, 8/01/29		12,000	12,705
National Retail Properties, Inc.,
3.10%, 4/15/50		42,000	39,160
3.50%, 4/15/51		107,000	106,834
Prologis Euro Finance LLC, 1.50%, 9/10/49	EUR	105,000	124,231
Realty Income Corp.,
3.00%, 1/15/27		15,000	16,025
3.25%, 1/15/31		74,000	79,166
RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, 10/15/27		49,000	50,427
Service Properties Trust, 4.35%, 10/01/24		28,000	27,860
VICI Properties L.P./VICI Note Co., Inc.,
3.50%, 2/15/25(b)		47,000	47,999
4.25%, 12/01/26(b)		17,000	17,531
3.75%, 2/15/27(b)		11,000	11,088
4.63%, 12/01/29(b)		13,000	13,499
4.13%, 8/15/30(b)		10,000	10,156
			3,698,929

Retail – 0.6%
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)		43,000	43,986
Costco Wholesale Corp.,
1.38%, 6/20/27		190,000	190,761
1.75%, 4/20/32		90,000	86,769
Dollar General Corp., 3.25%, 4/15/23		10,000	10,477
Home Depot (The), Inc.,
2.50%, 4/15/27		60,000	63,706
3.90%, 12/06/28		10,000	11,474
2.95%, 6/15/29		360,000	385,345
2.70%, 4/15/30		80,000	84,027
3.30%, 4/15/40		160,000	169,935
3.90%, 6/15/47		20,000	22,723
3.35%, 4/15/50		160,000	168,868

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Retail (Continued)
Lowe’s Cos., Inc.,
4.00%, 4/15/25	$413,000	$458,193
1.30%, 4/15/28	154,000	147,663
3.65%, 4/05/29	78,000	86,220
4.50%, 4/15/30	50,000	58,284
2.63%, 4/01/31	30,000	30,422
McDonald’s Corp.,
3.30%, 7/01/25	70,000	76,261
1.45%, 9/01/25	140,000	142,348
3.70%, 1/30/26	60,000	66,728
3.50%, 3/01/27	30,000	33,043
3.50%, 7/01/27	60,000	66,376
3.80%, 4/01/28	270,000	301,308
2.13%, 3/01/30	307,000	304,067
3.60%, 7/01/30	171,000	188,590
4.60%, 5/26/45	29,000	34,358
4.88%, 12/09/45	128,000	158,079
4.20%, 4/01/50	354,000	407,802
Starbucks Corp.,
2.25%, 3/12/30	79,000	78,314
2.55%, 11/15/30	224,000	226,520
Target Corp., 2.25%, 4/15/25	110,000	115,797
TJX (The) Cos., Inc.,
3.50%, 4/15/25	70,000	76,612
3.75%, 4/15/27	20,000	22,406
Walmart, Inc.,
3.40%, 6/26/23	40,000	42,605
3.55%, 6/26/25	30,000	33,259
3.70%, 6/26/28	380,000	430,143
		4,823,469

Semiconductors – 0.7%
Applied Materials, Inc.,
1.75%, 6/01/30	140,000	135,914
4.35%, 4/01/47	70,000	85,553
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27	132,000	144,618
Broadcom, Inc.,
4.70%, 4/15/25	270,000	304,562
3.15%, 11/15/25	370,000	396,292
4.75%, 4/15/29	320,000	364,075
5.00%, 4/15/30	373,000	429,005
4.15%, 11/15/30	361,000	394,617
2.45%, 2/15/31(b)	41,000	39,106
3.47%, 4/15/34(b)	505,000	510,571
3.50%, 2/15/41(b)	161,000	155,391
Intel Corp.,
3.70%, 7/29/25	20,000	22,183
4.60%, 3/25/40	50,000	60,795
3.73%, 12/08/47	183,000	199,243

		Par(a)	Value

Semiconductors (Continued)
Intel Corp., 4.75%, 3/25/50		$130,000	$164,759
KLA Corp.,
4.10%, 3/15/29		265,000	300,641
3.30%, 3/01/50		216,000	215,124
Lam Research Corp.,
3.75%, 3/15/26		161,000	179,621
4.88%, 3/15/49		112,000	146,215
2.88%, 6/15/50		100,000	96,181
Micron Technology, Inc., 2.50%, 4/24/23		100,000	103,608
NVIDIA Corp.,
3.20%, 9/16/26		48,000	52,871
2.85%, 4/01/30		58,000	61,518
3.50%, 4/01/40		150,000	164,175
3.50%, 4/01/50		512,000	551,502
3.70%, 4/01/60		100,000	110,401
QUALCOMM, Inc.,
4.80%, 5/20/45		50,000	63,567
4.30%, 5/20/47		124,000	147,714
Texas Instruments, Inc.,
2.90%, 11/03/27		390,000	422,352
1.75%, 5/04/30		70,000	67,933
			6,090,107

Shipbuilding – 0.0%(i)
Huntington Ingalls Industries, Inc.,
3.84%, 5/01/25		75,000	81,791
4.20%, 5/01/30		143,000	160,785
			242,576

Software – 0.8%
Activision Blizzard, Inc.,
1.35%, 9/15/30		136,000	124,475
2.50%, 9/15/50		134,000	114,774
Adobe, Inc., 2.30%, 2/01/30		200,000	203,272
Autodesk, Inc., 3.50%, 6/15/27		259,000	285,309
Citrix Systems, Inc.,
4.50%, 12/01/27		203,000	232,807
3.30%, 3/01/30		71,000	74,209
Fidelity National Information Services, Inc.,
1.00%, 12/03/28	EUR	105,000	129,917
2.95%, 5/21/39	EUR	100,000	147,198
Fiserv, Inc.,
4.20%, 10/01/28		57,000	64,712
3.50%, 7/01/29		604,000	654,608
2.65%, 6/01/30		52,000	52,936

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

Software (Continued)
Microsoft Corp.,
2.40%, 8/08/26		$60,000	$63,886
3.30%, 2/06/27		900,000	998,292
2.53%, 6/01/50		364,000	338,979
2.92%, 3/17/52		333,000	332,762
Oracle Corp.,
1.65%, 3/25/26		390,000	393,911
2.88%, 3/25/31		430,000	437,151
4.30%, 7/08/34		132,000	149,591
3.90%, 5/15/35		109,000	118,304
3.85%, 7/15/36		170,000	182,407
6.13%, 7/08/39		182,000	244,856
3.60%, 4/01/40		25,000	25,593
3.65%, 3/25/41		373,000	381,144
4.13%, 5/15/45		70,000	74,439
4.00%, 7/15/46		260,000	271,529
4.00%, 11/15/47		174,000	181,978
3.60%, 4/01/50		40,000	39,447
4.10%, 3/25/61		38,000	39,725
Roper Technologies, Inc.,
2.95%, 9/15/29		76,000	79,827
2.00%, 6/30/30		64,000	61,649
salesforce.com, Inc., 3.70%, 4/11/28		250,000	280,760
			6,780,447

Telecommunications – 1.7%
AT&T, Inc.,
1.70%, 3/25/26		126,000	126,589
3.80%, 2/15/27		170,000	189,087
2.30%, 6/01/27		435,000	446,208
1.65%, 2/01/28		798,000	777,342
4.35%, 3/01/29		144,000	163,446
4.30%, 2/15/30(b)		105,000	118,457
4.30%, 2/15/30		278,000	313,628
2.75%, 6/01/31		145,000	144,790
2.25%, 2/01/32		30,000	28,442
2.55%, 12/01/33(b)		442,000	421,292
3.15%, 9/04/36	EUR	100,000	143,944
3.10%, 2/01/43		450,000	416,285
4.80%, 6/15/44		22,000	25,372
3.50%, 9/15/53(b)		178,000	163,736
3.55%, 9/15/55(b)		357,000	328,842
3.80%, 12/01/57(b)		164,000	156,410
3.65%, 9/15/59(b)		212,000	195,491
3.50%, 2/01/61		127,000	115,613
Corning, Inc., 4.38%, 11/15/57		66,000	72,988
Juniper Networks, Inc., 2.00%, 12/10/30		70,000	65,287
Level 3 Financing, Inc., 5.25%, 3/15/26		23,000	23,697

	Par(a)	Value

Telecommunications (Continued)
Level 3 Financing, Inc., 4.63%, 9/15/27(b)	$12,000	$12,375
Motorola Solutions, Inc.,
4.60%, 5/23/29	235,000	270,060
5.50%, 9/01/44	105,000	130,209
Sprint Corp.,
7.63%, 2/15/25	62,000	73,625
7.63%, 3/01/26	94,000	115,267
T-Mobile USA, Inc.,
3.50%, 4/15/25(b)	230,000	249,407
3.75%, 4/15/27(b)	311,000	342,573
2.05%, 2/15/28(b)	30,000	29,778
3.88%, 4/15/30(b)	1,201,000	1,308,249
2.55%, 2/15/31(b)	70,000	68,861
2.25%, 11/15/31(b)	230,000	220,333
3.00%, 2/15/41(b)	90,000	84,167
3.30%, 2/15/51(b)	70,000	65,281
Verizon Communications, Inc.,
3.38%, 2/15/25	190,000	207,260
0.85%, 11/20/25	30,000	29,603
1.45%, 3/20/26	90,000	90,563
2.63%, 8/15/26	10,000	10,634
4.13%, 3/16/27	202,000	230,368
3.00%, 3/22/27	30,000	32,242
2.10%, 3/22/28	273,000	275,478
4.33%, 9/21/28	424,000	488,817
3.88%, 2/08/29	102,000	114,829
3.15%, 3/22/30	403,000	426,202
1.50%, 9/18/30	436,000	405,491
1.68%, 10/30/30(b)	126,000	118,095
1.75%, 1/20/31	329,000	309,014
2.55%, 3/21/31	465,000	466,104
4.50%, 8/10/33	1,010,000	1,190,583
4.40%, 11/01/34	34,000	39,601
4.27%, 1/15/36	665,000	766,185
2.65%, 11/20/40	512,000	474,349
3.85%, 11/01/42	60,000	65,422
4.13%, 8/15/46	70,000	78,321
4.86%, 8/21/46	110,000	136,070
4.52%, 9/15/48	194,000	229,374
4.00%, 3/22/50	190,000	207,422
2.88%, 11/20/50	400,000	363,924
3.70%, 3/22/61	207,000	209,386
		14,372,468

Toys/Games/Hobbies – 0.0%(i)
Hasbro, Inc., 2.60%, 11/19/22	175,000	180,432

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Transportation – 0.4%
Burlington Northern Santa Fe LLC,
5.40%, 6/01/41	$106,000	$139,445
4.40%, 3/15/42	43,000	50,866
3.30%, 9/15/51	185,000	188,206
CSX Corp.,
2.40%, 2/15/30	133,000	134,517
4.10%, 3/15/44	107,000	120,189
4.75%, 11/15/48	74,000	90,817
4.65%, 3/01/68	38,000	47,059
FedEx Corp.,
2.40%, 5/15/31	297,000	294,310
3.88%, 8/01/42	14,000	14,918
4.55%, 4/01/46	54,000	62,846
Norfolk Southern Corp.,
2.90%, 6/15/26	155,000	167,363
3.05%, 5/15/50	179,000	171,583
Ryder System, Inc.,
2.50%, 9/01/24	75,000	78,869
4.63%, 6/01/25	287,000	324,715
Union Pacific Corp.,
3.25%, 8/15/25	27,000	29,306
2.75%, 3/01/26	53,000	56,736
2.15%, 2/05/27	120,000	124,636
2.40%, 2/05/30	220,000	223,547
3.38%, 2/01/35	40,000	43,078
3.95%, 8/15/59	104,000	112,333
3.84%, 3/20/60	199,000	212,295
2.97%, 9/16/62(b)	43,000	39,018
3.75%, 2/05/70	160,000	166,081
United Parcel Service, Inc.,
3.40%, 3/15/29	109,000	120,076
4.45%, 4/01/30	310,000	366,672
6.20%, 1/15/38	61,000	87,644
5.20%, 4/01/40	60,000	78,543
3.63%, 10/01/42	33,000	35,900
XPO Logistics, Inc.,
6.13%, 9/01/23(b)	13,000	13,172
6.75%, 8/15/24(b)	49,000	51,205
		3,645,945

Trucking & Leasing – 0.1%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
4.25%, 1/17/23(b)	4,000	4,245
2.70%, 3/14/23(b)	51,000	52,851
2.70%, 11/01/24(b)	25,000	26,393
3.95%, 3/10/25(b)	30,000	32,835
4.00%, 7/15/25(b)	94,000	103,798
1.20%, 11/15/25(b)	82,000	81,179

	Par(a)	Value

Trucking & Leasing (Continued)
Penske Truck Leasing Co.
L.P./PTL Finance Corp.,
4.45%, 1/29/26(b)	$10,000	$11,284
1.70%, 6/15/26(b)	241,000	242,353
		554,938

Total Corporate Bonds (Cost $198,536,920)		201,554,520

Foreign Issuer Bonds – 9.7%

Argentina – 0.0%(i)
Argentine Republic Government International Bond, (Step to 1.13% on 7/09/21), 0.13%, 7/09/35(g)	309,000	97,338
Capex S.A., 6.88%, 5/15/24(b)	22,000	19,833
YPF S.A., 7.00%, 12/15/47(b)	45,000	25,426
		142,597

Australia – 0.2%
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43	20,000	26,428
FMG Resources (August 2006) Pty. Ltd., 4.50%, 9/15/27(b)	8,000	8,689
Glencore Funding LLC,
4.13%, 3/12/24(b)	390,000	422,111
1.63%, 4/27/26(b)	238,000	236,563
4.00%, 3/27/27(b)	320,000	353,651
3.88%, 10/27/27(b)	70,000	76,827
2.50%, 9/01/30(b)	195,000	188,883
2.85%, 4/27/31(b)	151,000	149,550
		1,462,702

Belgium – 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
3.65%, 2/01/26	80,000	88,549
4.70%, 2/01/36	617,000	730,382
4.90%, 2/01/46	200,000	238,939
Anheuser-Busch InBev Finance, Inc., 4.00%, 1/17/43	62,000	66,954
Anheuser-Busch InBev Worldwide, Inc.,
4.00%, 4/13/28	909,000	1,020,689
4.75%, 1/23/29	310,000	363,803
3.50%, 6/01/30	845,000	922,548
4.35%, 6/01/40	130,000	147,116
4.95%, 1/15/42	34,000	41,089

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Belgium (Continued)
Anheuser-Busch InBev Worldwide, Inc.,
5.55%, 1/23/49	$220,000	$284,443
4.50%, 6/01/50	230,000	263,685
		4,168,197

Brazil – 0.4%
Banco Votorantim S.A., 4.00%, 9/24/22(b)	200,000	206,402
Brazilian Government International Bond, 3.88%, 6/12/30	550,500	546,459
Embraer Netherlands Finance B.V., 5.40%, 2/01/27	13,000	13,669
Embraer Overseas Ltd., 5.70%, 9/16/23	19,000	20,144
Gol Finance S.A., 7.00%, 1/31/25(b)	102,000	93,646
Klabin Austria GmbH, 3.20%, 1/12/31(b)	200,000	190,502
Petrobras Global Finance B.V.,
6.25%, 3/17/24	16,000	17,940
5.30%, 1/27/25	58,000	64,308
Rumo Luxembourg S.a.r.l., 5.88%, 1/18/25(b)	200,000	210,900
Suzano Austria GmbH, 6.00%, 1/15/29	920,000	1,075,940
Vale Overseas Ltd.,
6.25%, 8/10/26	850,000	1,015,750
3.75%, 7/08/30	40,000	42,080
		3,497,740

Canada – 0.2%
1011778 B.C. ULC/New Red Finance, Inc., 3.88%, 1/15/28(b)	11,000	11,138
Air Canada Pass Through Trust, Series 2017-1, Class AA, 3.30%, 1/15/30(b)	15,696	15,796
Alimentation Couche-Tard, Inc., 3.55%, 7/26/27(b)	246,000	269,024
Bank of Montreal, 1.85%, 5/01/25	210,000	216,728
(5Y USD Swap Rate + 1.43%), 3.80%, 12/15/32(j)	40,000	44,094
Bank of Nova Scotia (The), 1.30%, 6/11/25	120,000	121,227
Barrick North America Finance LLC, 5.75%, 5/01/43	190,000	254,216

	Par(a)	Value

Canada (Continued)
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.25%, 9/15/27(b)	$74,000	$78,440
Canadian Imperial Bank of Commerce, 0.95%, 6/23/23	100,000	100,993
Enbridge, Inc., 2.90%, 7/15/22	36,000	36,976
Magna International, Inc., 2.45%, 6/15/30	60,000	60,797
Mattamy Group Corp., 5.25%, 12/15/27(b)	8,000	8,380
Royal Bank of Canada,
1.60%, 4/17/23	190,000	194,821
1.15%, 6/10/25	100,000	100,638
Suncor Energy, Inc., 6.50%, 6/15/38	81,000	110,287
Toronto-Dominion Bank (The),
0.75%, 6/12/23	210,000	211,783
1.15%, 6/12/25	110,000	110,543
TransCanada PipeLines Ltd., 4.63%, 3/01/34	61,000	69,917
		2,015,798

Chile – 0.2%
Chile Government International Bond, 3.10%, 1/22/61	310,000	292,380
Corp. Nacional del Cobre de Chile,
3.63%, 8/01/27(b)	330,000	360,396
3.70%, 1/30/50(b)	260,000	262,657
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/26(b)	200,000	222,565
Kenbourne Invest S.A., 6.88%, 11/26/24(b)	200,000	212,660
		1,350,658

China – 0.2%
Alibaba Group Holding Ltd., 3.40%, 12/06/27	300,000	326,243
Prosus N.V., 3.68%, 1/21/30(b)	600,000	627,226
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 4/10/24(b)	290,000	317,106
Tencent Holdings Ltd., 3.60%, 1/19/28(b)	220,000	236,133
		1,506,708

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Colombia – 0.6%
Colombia Government International Bond,
3.88%, 4/25/27	$615,000	$656,845
4.50%, 3/15/29	300,000	326,625
3.13%, 4/15/31	578,000	566,088
3.25%, 4/22/32	420,000	411,986
5.00%, 6/15/45	810,000	862,593
5.20%, 5/15/49	668,000	730,558
Ecopetrol S.A.,
5.38%, 6/26/26	151,000	169,452
6.88%, 4/29/30	15,000	18,188
5.88%, 5/28/45	710,000	755,518
Grupo Aval Ltd., 4.38%, 2/04/30(b)	200,000	200,500
Promigas S.A. ESP/Gases del Pacifico SAC, 3.75%, 10/16/29	200,000	202,752
		4,901,105

Denmark – 0.2%
Danske Bank A/S, 3.88%, 9/12/23(b)	400,000	427,587
(1Y US Treasury CMT + 1.03%), 1.17%, 12/08/23(b)(j)	200,000	201,002
5.38%, 1/12/24(b)	600,000	668,373
5.38%, 1/12/24	200,000	222,791
1.23%, 6/22/24(b)	200,000	201,903
		1,721,656

Dominican Republic – 0.1%
Dominican Republic International Bond,
4.50%, 1/30/30	412,000	427,450
4.88%, 9/23/32(b)	401,500	420,170
		847,620

Ecuador – 0.0%(i)
Ecuador Government International Bond, (Step to 1.00% on 7/31/21), 0.50%, 7/31/35(g)	203,000	138,040

Finland – 0.0%(i)
Nordea Bank Abp, 1.00%, 6/09/23(b)	210,000	212,541

France – 0.4%
Altice France S.A., 8.13%, 2/01/27(b)	200,000	219,250
BNP Paribas S.A.,
(3M USD LIBOR + 2.24%), 4.71%, 1/10/25(b)(j)	200,000	219,287
(3M USD LIBOR + 1.11%), 2.82%, 11/19/25(b)(j)	433,000	456,239

		Par(a)	Value

France (Continued)
BNP Paribas S.A.,
(SOFR + 2.07%), 2.22%, 6/09/26(b)(j)		$600,000	$618,359
(3M USD LIBOR + 2.57%), 5.20%, 1/10/30(b)(j)		300,000	355,745
(SOFR + 1.51%), 3.05%, 1/13/31(b)(j)		400,000	414,536
BPCE S.A., 2.70%, 10/01/29(b)		250,000	256,464
Credit Agricole S.A., (SOFR + 1.68%), 1.91%, 6/16/26(b)(j)		250,000	254,789
Danone S.A., 2.95%, 11/02/26(b)		200,000	214,951
			3,009,620

Germany – 0.2%
BMW U.S. Capital LLC, 2.55%, 4/01/31(b)		222,000	228,861
Deutsche Bank A.G.,
(SOFR + 1.13%), 1.45%, 4/01/25(j)		212,000	212,798
1.69%, 3/19/26		500,000	501,901
(SOFR + 3.04%), 3.55%, 9/18/31(j)		197,000	206,232
Deutsche Telekom International Finance B.V., 3.60%, 1/19/27(b)		150,000	165,362
			1,315,154

Ghana – 0.0%(i)
Ghana Government International Bond, 8.63%, 4/07/34(b)		200,000	206,252

Hungary – 0.0%(i)
Hungary Government International Bond, 5.38%, 3/25/24		122,000	138,316

India – 0.0%(i)
Export-Import Bank of India, 3.38%, 8/05/26(b)		200,000	211,606

Indonesia – 0.4%
Indonesia Government International Bond,
4.10%, 4/24/28		200,000	223,202
2.85%, 2/14/30		200,000	205,966
4.35%, 1/11/48		1,350,000	1,487,677
3.70%, 10/30/49		330,000	335,810
Indonesia Treasury Bond,
6.50%, 2/15/31	IDR	1,485,000,000	103,047
7.50%, 6/15/35	IDR	1,088,000,000	77,913

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

		Par(a)	Value

Indonesia (Continued)
Pertamina Persero PT, 6.00%, 5/03/42(b)		$280,000	$334,581
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.45%, 5/21/28(b)		780,000	900,900
			3,669,096

Ireland – 0.0%(i)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 4/03/26		150,000	164,570

Israel – 0.1%
Israel Government International Bond,
2.75%, 7/03/30		500,000	526,350
4.50%, 4/03/20(m)		220,000	270,632
Leviathan Bond Ltd., 5.75%, 6/30/23(b)		35,269	37,159
			834,141

Italy – 0.1%
Intesa Sanpaolo S.p.A., 3.13%, 7/14/22(b)		840,000	862,425

Japan – 0.4%
Mitsubishi UFJ Financial Group, Inc.,
(1Y US Treasury CMT + 0.68%), 0.85%, 9/15/24(j)		366,000	366,994
2.19%, 2/25/25		407,000	422,700
Mizuho Financial Group, Inc., (SOFR + 1.24%), 2.84%, 7/16/25(j)		200,000	212,056
(1Y US Treasury CMT + 0.67%), 1.23%, 5/22/27(j)		200,000	196,398
(SOFR + 1.53%), 1.98%, 9/08/31(j)		200,000	191,304
Nissan Motor Co. Ltd., 4.81%, 9/17/30(b)		600,000	666,204
Sumitomo Mitsui Financial Group, Inc.,
2.70%, 7/16/24		202,000	213,233
2.35%, 1/15/25		400,000	417,651
3.78%, 3/09/26		49,000	54,284
Takeda Pharmaceutical Co. Ltd.,
5.00%, 11/26/28		200,000	237,794
2.05%, 3/31/30		400,000	387,008
2.00%, 7/09/40	EUR	110,000	139,783
			3,505,409

		Par(a)	Value

Kazakhstan – 0.1%
Kazakhstan Government International Bond, 4.88%, 10/14/44		$400,000	$490,824
KazMunayGas National Co. JSC, 6.38%, 10/24/48(b)		420,000	539,564
			1,030,388

Kuwait – 0.2%
Equate Petrochemical B.V.,
4.25%, 11/03/26(b)		210,000	231,698
2.63%, 4/28/28(b)		450,000	451,125
Kuwait International Government Bond, 3.50%, 3/20/27(b)		600,000	664,146
MEGlobal Canada ULC,
5.00%, 5/18/25(b)		200,000	223,750
			1,570,719

Luxembourg – 0.1%
ArcelorMittal S.A.,
3.60%, 7/16/24		110,000	117,181
4.55%, 3/11/26		360,000	399,700
			516,881

Macau – 0.0%(i)
Sands China Ltd., 5.13%, 8/08/25		300,000	333,975

Mexico – 0.7%
America Movil S.A.B. de C.V., 3.13%, 7/16/22		200,000	205,930
Cemex S.A.B. de C.V., 5.20%, 9/17/30(b)		200,000	217,640
Comision Federal de Electricidad,
4.75%, 2/23/27(b)		200,000	219,750
3.35%, 2/09/31(b)		500,000	480,880
Mexico City Airport Trust, 5.50%, 7/31/47		200,000	203,000
Mexico Government International Bond,
2.66%, 5/24/31		1,195,000	1,149,219
4.75%, 3/08/44		1,660,000	1,767,402
4.50%, 1/31/50		420,000	428,177
Petroleos Mexicanos,
7.19%, 9/12/24	MXN	112,900	5,265
6.88%, 10/16/25		25,000	27,293
6.50%, 1/23/29		157,000	159,787
6.84%, 1/23/30		238,000	244,545
5.63%, 1/23/46		620,000	503,031
7.69%, 1/23/50		60,000	57,750
			5,669,669

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Morocco – 0.0%(i)
OCP S.A., 4.50%, 10/22/25(b)	$200,000	$213,264

Netherlands – 0.5%
Cooperatieve Rabobank U.A.,
4.63%, 12/01/23	250,000	274,223
4.38%, 8/04/25	440,000	490,519
ING Groep N.V.,
4.10%, 10/02/23	200,000	216,575
4.63%, 1/06/26(b)	400,000	457,113
NXP B.V./NXP Funding LLC/NXP USA, Inc.,
2.70%, 5/01/25(b)	80,000	84,548
3.88%, 6/18/26(b)	50,000	55,323
4.30%, 6/18/29(b)	332,000	376,191
3.40%, 5/01/30(b)	205,000	219,223
Shell International Finance B.V.,
3.50%, 11/13/23	170,000	183,060
2.88%, 5/10/26	140,000	151,271
3.88%, 11/13/28	49,000	55,302
2.38%, 11/07/29	623,000	635,658
2.75%, 4/06/30	161,000	167,488
4.38%, 5/11/45	121,000	143,002
4.00%, 5/10/46	80,000	89,856
3.25%, 4/06/50	300,000	300,950
		3,900,302

Panama – 0.3%
Banco Latinoamericano de Comercio Exterior S.A., 2.38%, 9/14/25(b)	200,000	204,880
Panama Government International Bond,
3.88%, 3/17/28	400,000	440,000
6.70%, 1/26/36	780,000	1,045,988
4.30%, 4/29/53	600,000	643,482
		2,334,350

Peru – 0.4%
Peruvian Government International Bond,
4.13%, 8/25/27	152,000	168,114
6.55%, 3/14/37	530,000	710,735
5.63%, 11/18/50	350,000	465,423
Petroleos del Peru S.A.,
4.75%, 6/19/32(b)	500,000	508,285
5.63%, 6/19/47(b)	200,000	206,000
Southern Copper Corp., 5.25%, 11/08/42	700,000	853,332
		2,911,889

	Par(a)	Value

Philippines – 0.1%
Philippine Government International Bond,
4.20%, 1/21/24	$400,000	$438,552
3.00%, 2/01/28	200,000	213,936
		652,488

Poland – 0.1%
Republic of Poland Government International Bond, 4.00%, 1/22/24	790,000	864,102

Qatar – 0.2%
Qatar Government International Bond,
3.88%, 4/23/23(b)	200,000	213,000
4.82%, 3/14/49(b)	1,170,000	1,436,362
		1,649,362

Romania – 0.0%(i)
Romanian Government International Bond, 3.00%, 2/14/31(b)	61,000	62,011

Russia – 0.2%
Russian Foreign Bond - Eurobond, 5.63%, 4/04/42(b)	1,000,000	1,259,800

South Africa – 0.1%
Anglo American Capital PLC,
4.00%, 9/11/27(b)	400,000	444,113
5.63%, 4/01/30(b)	200,000	240,353
Liquid Telecommunications Financing PLC, 5.50%, 9/04/26(b)	200,000	210,540
Sasol Financing USA LLC, 5.50%, 3/18/31	200,000	203,210
		1,098,216

Spain – 0.2%
Banco Santander S.A.,
2.75%, 5/28/25	800,000	843,675
1.85%, 3/25/26	200,000	201,677
3.31%, 6/27/29	200,000	213,495
Telefonica Emisiones S.A., 4.10%, 3/08/27	150,000	168,555
		1,427,402

Sweden – 0.0%(i)
Swedbank AB, 1.30%, 6/02/23(b)	200,000	203,136

Switzerland – 0.6%
Credit Suisse A.G., 1.00%, 5/05/23	670,000	676,126

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

Switzerland (Continued)
Credit Suisse A.G.,
3.63%, 9/09/24	$377,000	$409,847
2.95%, 4/09/25	250,000	266,683
Credit Suisse Group A.G.,
(SOFR + 1.56%), 2.59%, 9/11/25(b)(j)	250,000	260,072
(SOFR + 3.73%), 4.19%, 4/01/31(b)(j)	250,000	276,438
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	435,000	453,411
UBS Group A.G.,
(3M USD LIBOR + 0.95%), 2.86%, 8/15/23(b)(j)	400,000	411,660
(5Y USD Swap Rate + 4.34%), 7.00%, 1/31/24(b)(j)(k)	400,000	441,248
4.13%, 4/15/26(b)	400,000	447,653
4.25%, 3/23/28(b)	970,000	1,097,482
		4,740,620

Ukraine – 0.1%
Ukraine Government International Bond,
9.75%, 11/01/28	200,000	232,085
7.38%, 9/25/32	200,000	202,686
7.25%, 3/15/33	200,000	200,876
		635,647

United Arab Emirates – 0.4%
Abu Dhabi Government International Bond,
2.50%, 10/11/22(b)	610,000	628,422
3.13%, 9/30/49(b)	1,110,000	1,079,875
Abu Dhabi National Energy Co. PJSC,
2.00%, 4/29/28(b)	560,000	558,499
3.40%, 4/29/51(b)	370,000	373,393
DP World PLC, 5.63%, 9/25/48(b)	700,000	848,540
MDGH - GMTN B.V., 2.88%, 11/07/29(b)	200,000	207,000
		3,695,729

United Kingdom – 1.1%
AstraZeneca PLC, 1.38%, 8/06/30	282,000	259,602
BAE Systems Holdings, Inc., 3.85%, 12/15/25(b)	253,000	279,102
BAE Systems PLC, 3.40%, 4/15/30(b)	268,000	286,259
Barclays Bank PLC, 1.70%, 5/12/22	200,000	202,716

	Par(a)	Value

United Kingdom (Continued)
Barclays PLC,
(3M USD LIBOR + 1.90%), 4.97%, 5/16/29(j)	$800,000	$927,232
(3M USD LIBOR + 3.05%), 5.09%, 6/20/30(j)	200,000	229,743
(1Y US Treasury CMT + 1.70%), 3.81%, 3/10/42(j)	200,000	200,075
BAT Capital Corp.,
3.22%, 8/15/24	54,000	57,538
3.56%, 8/15/27	300,000	319,606
2.26%, 3/25/28	100,000	98,065
4.91%, 4/02/30	240,000	270,657
2.73%, 3/25/31	243,000	232,978
4.54%, 8/15/47	210,000	206,836
BAT International Finance PLC,
3.95%, 6/15/25(b)	62,000	67,932
1.67%, 3/25/26	339,000	337,328
HSBC Holdings PLC,
(SOFR + 1.93%), 2.10%, 6/04/26(j)	200,000	204,597
(3M USD LIBOR + 1.53%), 4.58%, 6/19/29(j)	636,000	722,420
(3M USD LIBOR + 1.61%), 3.97%, 5/22/30(j)	550,000	602,250
(5Y US Treasury CMT + 3.25%), 4.70%, 3/09/31(j)(k)	200,000	200,616
Lloyds Banking Group PLC,
(3M USD LIBOR + 0.81%), 2.91%, 11/07/23(j)	270,000	279,627
3.75%, 1/11/27	200,000	220,526
4.38%, 3/22/28	549,000	622,468
Natwest Group PLC,
(3M USD LIBOR + 1.76%), 4.27%, 3/22/25(j)	400,000	436,179
(3M USD LIBOR + 1.91%), 5.08%, 1/27/30(j)	200,000	233,272
RELX Capital, Inc.,
3.50%, 3/16/23	197,000	207,213
4.00%, 3/18/29	272,000	304,052
3.00%, 5/22/30	209,000	218,574
Reynolds American, Inc., 5.85%, 8/15/45	108,000	124,485
Santander UK Group Holdings PLC,
(SOFR + 0.79%), 1.09%, 3/15/25(j)	200,000	200,462
(1Y US Treasury CMT + 1.25%), 1.53%, 8/21/26(j)	305,000	304,633
Vodafone Group PLC, 4.38%, 5/30/28	130,000	149,589

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)	Value

United Kingdom (Continued)
Vodafone Group PLC,
5.25%, 5/30/48	$86,000	$108,631
4.88%, 6/19/49	194,000	235,412
		9,350,675

Uruguay – 0.1%
Uruguay Government International Bond,
4.38%, 10/27/27	70,000	79,975
4.38%, 1/23/31	230,000	267,409
5.10%, 6/18/50	560,000	702,061
		1,049,445

Total Foreign Issuer Bonds (Cost $79,342,942)		81,052,021

	Par	Value

Mortgage-Backed Securities – 27.9%

Federal Home Loan Mortgage Corporation – 3.6%
Freddie Mac Strips, Series 334, Class S7, (6.10% - 1M USD LIBOR, 6.10% Cap), 5.99%, 8/15/44(d)	36,843	7,642
Multiclass Certificates, Series 2020-RR07, Class BX, 2.61%, 10/27/28	4,160,000	676,700
Multifamily Structured Pass Through Certificates,
Series K736, Class X1, 1.44%, 7/25/26(c)	1,039,448	59,899
Series K095, Class XAM, 1.37%, 6/25/29(c)	500,000	46,324
Series K-1517, Class X1, 1.45%, 7/25/35(c)	239,863	34,930
Pool,
#ZT1408, 2.00%, 10/01/32	3,533	3,651
#ZS8673, 3.00%, 10/01/32	40,807	43,033
#ZT1970, 3.50%, 4/01/33	63,926	69,185
#ZS9068, 3.50%, 1/01/34	78,827	85,850
#SC0063, 3.50%, 5/01/35	304,357	331,182
#ZA2471, 3.00%, 9/01/37	11,896	12,473
#ZS9316, 3.50%, 1/01/38	159,027	173,009
#SC0111, 3.00%, 6/01/38	218,589	230,336
#SD0478, 4.00%, 1/01/45	1,182,969	1,309,663
#ZM1677, 3.00%, 9/01/46	914,676	975,835
#ZS9826, 3.00%, 10/01/46	50,442	53,601
#ZS4697, 3.00%, 1/01/47	42,522	45,181

	Par	Value

Federal Home Loan Mortgage Corporation (Continued)
Pool,
#SD0496, 3.00%, 2/01/47	$1,150,195	$1,230,582
#ZM2846, 3.50%, 3/01/47	996	1,067
#ZS4720, 4.50%, 5/01/47	205,542	225,897
#ZS4747, 3.50%, 12/01/47	576,417	616,193
#ZM5146, 4.00%, 12/01/47	196,653	211,921
#ZS4751, 1/01/48(f)	132,877	142,042
#ZT1353, 2/01/48(f)	127,906	136,668
#ZA5318, 3.50%, 3/01/48	44,569	48,080
#ZA5297, 4.00%, 3/01/48	170,827	187,002
#ZA5454, 4.00%, 6/01/48	197,233	214,007
#ZM6880, 4.50%, 6/01/48	28,057	30,680
#ZN2185, 4.50%, 12/01/48	45,907	51,033
#ZN2699, 4.50%, 1/01/49	633,149	689,355
#ZT1857, 4.50%, 3/01/49	1,405,958	1,577,369
#SD0494, 3.50%, 6/01/49	1,790,122	1,960,731
#QA0639, 4.00%, 6/01/49	362,141	395,146
#RA1103, 3.00%, 7/01/49	112,374	118,837
#RA1084, 4.50%, 7/01/49	98,922	108,754
#RA1293, 3.00%, 9/01/49	214,972	229,254
#RA1341, 3.00%, 9/01/49	39,187	41,388
#QA4470, 3.00%, 11/01/49	5,820	6,099
#RA1877, 5.00%, 11/01/49	129,476	143,992
#QA7256, 3.00%, 2/01/50	442,563	464,312
#QA7238, 3.50%, 2/01/50	67,561	72,603
#RA2141, 4.00%, 2/01/50	59,781	64,251
#RA2362, 3.50%, 3/01/50	142,347	152,810
#RA2313, 3.50%, 3/01/50	325,313	347,759
#RA2358, 4.00%, 3/01/50	55,591	60,016
#RA2353, 4.50%, 3/01/50	69,065	75,620
#SD0291, 5.00%, 3/01/50	253,750	281,589

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Federal Home Loan Mortgage Corporation (Continued)
Pool,
#QA8791, 3.50%, 4/01/50	$77,978	$84,457
#SD8059, 4.50%, 4/01/50	240,209	262,056
#RA2658, 3.50%, 5/01/50	76,804	83,170
#SD0520, 4.00%, 6/01/50	364,669	399,344
#RA3175, 3.00%, 7/01/50	342,724	365,213
#RA3282, 3.00%, 8/01/50	488,062	521,869
#RA3313, 3.00%, 8/01/50	125,345	133,065
#SD0500, 3.00%, 8/01/50	353,046	377,560
#SD0519, 3.00%, 8/01/50	599,299	641,519
#RA3474, 3.00%, 9/01/50	1,376,111	1,466,514
#SD0495, 3.00%, 9/01/50	2,549,654	2,679,763
#SD0450, 2.50%, 10/01/50	97,470	101,882
#RA3838, 3.00%, 10/01/50	738,638	782,634
#RA3882, 2.00%, 11/01/50	196,264	198,815
#QB5092, 2.50%, 11/01/50	96,998	101,645
#QB5093, 2.50%, 11/01/50	97,252	101,846
#RA4175, 2.50%, 12/01/50	294,640	308,615
#RA4414, 2.50%, 1/01/51	197,024	205,526
#QB9090, 2.00%, 2/01/51	99,605	100,702
#QB9087, 2.00%, 2/01/51	497,772	504,410
#RA4703, 2.00%, 2/01/51	297,959	302,038
#QB8602, 2.00%, 2/01/51	99,548	100,885
#QB8604, 2.00%, 2/01/51	99,585	100,936
#QB8934, 2.50%, 2/01/51	98,227	102,519
#SD0552, 2.00%, 3/01/51	299,404	302,547
#QB8975, 2.00%, 3/01/51	99,575	100,814
#QB9391, 2.00%, 3/01/51	1,426,129	1,444,439

	Par	Value

Federal Home Loan Mortgage Corporation (Continued)
Pool,
#QB9482, 2.00%, 3/01/51	$99,803	$100,929
#QB9961, 2.00%, 3/01/51	99,778	100,915
#QC0041, 2.00%, 3/01/51	99,795	100,921
#QC0160, 2.00%, 3/01/51	99,796	101,062
#QC0161, 2.00%, 3/01/51	99,795	101,012
#QB9290, 2.00%, 3/01/51	198,995	202,143
#QC0165, 2.50%, 3/01/51	99,634	104,014
#QC0297, 2.00%, 4/01/51	99,854	101,028
#QC0337, 2.00%, 4/01/51	197,171	199,244
#SD0573, 2.00%, 4/01/51	100,000	101,399
#QC0288, 4/01/51(f)	98,785	99,823
#QC1164, 2.00%, 4/01/51	100,000	101,334
#QC1352, 4/01/51(f)	99,651	100,699
#RA5117, 2.00%, 5/01/51	900,000	913,437
#RA5155, 2.00%, 5/01/51	500,000	506,497
Real Estate Mortgage Investment Conduits,
Series 2019-RR01, Class X, 1.53%, 6/25/28	2,500,000	237,935
Series 4940, Class PI, 4.00%, 7/25/49	64,967	8,026
Series 4999, Class QI, 4.00%, 5/25/50	75,550	12,446
Series 4995, Class BI, 4.50%, 6/25/50	67,543	9,900
Series 5010, Class IK, 2.50%, 9/25/50	90,335	13,037
Series 5010, Class JI, 2.50%, 9/25/50	382,729	60,661
Series 5013, Class IN, 2.50%, 9/25/50	98,331	16,138
Series 5014, Class DI, 4.00%, 9/25/50	76,096	12,659
Series 5029, Class GI, 2.00%, 10/25/50	96,334	11,269
Series 5018, Class MI, 2.00%, 10/25/50	293,967	37,149
Series 5020, Class IC, 2.00%, 10/25/50	189,567	22,684
Series 5018, Class CI, 4.50%, 10/25/50	76,505	13,640

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Federal Home Loan Mortgage Corporation (Continued)
Real Estate Mortgage Investment Conduits,
Series 5040, Class IB, 2.50%, 11/25/50	$96,055	$13,299
Series 5057, Class TI, 3.00%, 11/25/50	98,389	15,613
Series 5059, Class IB, 2.50%, 1/25/51	395,748	65,458
Series 5069, Class MI, 2.50%, 2/25/51	98,785	14,376
Series 5082, Class IW, 3.00%, 3/25/51	125,350	16,422
Series 5097, Class ID, 2.50%, 4/25/51	199,566	29,194
		29,462,697

Federal Home Loan Mortgage Corporation Gold – 1.1%
Pool,
#J37706, 3.00%, 10/01/32	285,645	301,371
#J37835, 3.00%, 11/01/32	387,823	409,197
#J38060, 3.00%, 12/01/32	365,354	385,448
#Q41209, 3.50%, 6/01/46	42,533	46,181
#G61677, 4.50%, 4/01/47	90,791	100,689
#G60972, 4.50%, 5/01/47	34,765	38,757
#Q48752, 3.50%, 6/01/47	41,103	44,311
#G61047, 4.50%, 7/01/47	149,366	166,714
#G61079, 4.50%, 7/01/47	42,320	46,820
#G08779, 3.50%, 9/01/47	379,166	405,602
#Q51461, 3.50%, 10/01/47	376,244	402,488
#G61374, 4.50%, 4/01/48	120,987	133,825
#V84260, 3.50%, 6/01/48	173,681	187,214
#G67713, 4.00%, 6/01/48	1,219,912	1,340,382
#Q59918, 4.50%, 7/01/48	285,560	318,679
#Q57853, 4.50%, 8/01/48	100,756	111,382
#G67715, 4.50%, 8/01/48	205,442	229,002
#G61739, 3.00%, 9/01/48	315,850	337,153
#G61886, 11/01/48(f)	58,405	64,905
#G61989, 3.50%, 4/01/49	3,781,035	4,130,552
#G67721, 4.50%, 4/01/49	147,681	163,649
		9,364,321

Federal National Mortgage Association – 7.9%
Alternative Credit Enhancement Securities,
Series 2019-M6, Class A2, 3.45%, 1/01/29	110,000	123,718
Series 2019-M23, Class 3A3, 2.72%, 10/25/31	99,943	107,402

	Par	Value

Federal National Mortgage Association (Continued)
Alternative Credit Enhancement Securities,
Series 2020-M36, Class X1, 1.56%, 9/25/34(c)	$597,505	$63,908
Series 2013-M6, Class 1AC, 3.53%, 2/25/43(c)	82,919	91,841
Interest Strip, Series 409, Class C18, 4.00%, 4/25/42	13,720	1,878
Pool,
#AL6613, 2.50%, 6/01/28	57,850	60,833
#AS0496, 3.00%, 9/01/28	21,545	22,837
#BL2454, 3.16%, 5/01/29	58,522	64,743
#AW1281, 3.00%, 7/01/29	8,388	8,886
#AW4229, 3.00%, 7/01/29	43,228	45,933
#BL3540, 2.79%, 8/01/29	300,000	323,697
#AX6435, 3.00%, 1/01/30	29,520	31,289
#BL5850, 2.26%, 4/01/30	196,045	205,389
#890696, 3.00%, 9/01/30	130,360	138,160
#BM5304, 3.00%, 9/01/32	42,227	44,956
#BH9243, 3.00%, 1/01/33	249,917	263,485
#BM4614, 3.00%, 3/01/33	49,823	53,050
#FM1680, 2.50%, 12/01/33	163,095	170,278
#CA3022, 3.50%, 1/01/34	132,826	146,100
#BM6019, 3.50%, 5/01/34	277,521	303,785
#CA6849, 3.00%, 8/01/35	124,894	133,032
#CA6876, 3.00%, 8/01/35	134,853	144,287
#CA7253, 2.50%, 10/01/35	237,494	252,123
#CA7255, 2.50%, 10/01/35	239,779	253,698
#CA7938, 2.50%, 11/01/35	411,296	434,033
#CA8377, 1.50%, 12/01/35	97,013	98,420
#CA8387, 2.50%, 12/01/35	529,764	560,177
#CA8388, 2.50%, 12/01/35	601,720	634,993
#CA8389, 3.00%, 12/01/35	149,934	160,459

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Federal National Mortgage Association (Continued)
Pool,
#CA8391, 3.00%, 12/01/35	$76,390	$81,411
#MA2523, 3.00%, 2/01/36	380,615	402,338
#MA2579, 3.00%, 4/01/36	363,595	385,228
#MA2749, 2.50%, 9/01/36	171,462	178,343
#MA2832, 12/01/36(f)	364,495	385,656
#890827, 3.50%, 12/01/37	837,676	912,660
#FM3123, 2.50%, 3/01/38	237,405	246,572
#FM6134, 3.00%, 3/01/40	178,716	188,066
#BM1948, 6.00%, 7/01/41	47,667	56,738
#BM4751, 3.50%, 3/01/43	115,280	126,163
#AU6873, 4.50%, 11/01/43	119,721	135,360
#AL5597, 4.50%, 6/01/44	185,832	209,378
#AS2947, 4.00%, 7/01/44	520,831	574,641
#AS3253, 4.00%, 9/01/44	72,222	79,132
#FM2256, 10/01/44(f)	206,384	230,634
#AY6181, 3.50%, 4/01/45	49,423	53,462
#AS5480, 4.50%, 7/01/45	54,871	61,338
#AL9475, 4.50%, 11/01/45	74,777	83,826
#FM5434, 4.50%, 5/01/46	90,999	101,501
#AS7313, 3.50%, 6/01/46	418,619	454,962
#AS7488, 3.00%, 7/01/46	909,444	974,476
#BM1922, 4.50%, 7/01/46	156,954	177,456
#BC1509, 3.00%, 8/01/46	102,796	109,141
#AS7844, 3.00%, 9/01/46	139,595	148,184
#BC2817, 3.00%, 9/01/46	197,433	209,275
#AL9397, 3.00%, 10/01/46	151,950	161,104
#AL9546, 3.50%, 11/01/46	108,720	117,945
#BC9096, 3.50%, 12/01/46	40,787	43,746
#BM4897, 3.50%, 12/01/46	115,440	124,973
#BM4226, 3.00%, 1/01/47	805,603	863,172

	Par	Value

Federal National Mortgage Association (Continued)
Pool,
#BM5520, 3.50%, 2/01/47	$520,506	$558,738
#BM4696, 3.00%, 3/01/47	952,832	1,013,894
#FM1349, 3.50%, 3/01/47	378,795	411,321
#AS9453, 4.00%, 4/01/47	623,327	679,701
#BM2000, 3.50%, 5/01/47	134,374	143,836
#FM3347, 3.50%, 5/01/47	248,132	266,937
#BE3702, 4.00%, 6/01/47	88,311	95,549
#AS9760, 4.50%, 6/01/47	441,177	485,224
#MA3058, 4.00%, 7/01/47	162,196	175,489
#MA3088, 4.00%, 8/01/47	264,721	286,871
#CA0148, 4.50%, 8/01/47	53,782	58,791
#890843, 3.00%, 9/01/47	61,260	65,093
#FM3454, 3.50%, 10/01/47	60,525	65,635
#MA3149, 4.00%, 10/01/47	97,494	105,282
#BH4095, 4.00%, 10/01/47	36,544	39,486
#BE2735, 4.50%, 10/01/47	15,019	16,757
#MA3182, 11/01/47(f)	213,813	228,642
#BH5764, 4.50%, 11/01/47	52,293	57,983
#BM3208, 4.50%, 11/01/47	70,600	77,705
#CA0717, 4.50%, 11/01/47	145,174	158,652
#MA3210, 12/01/47(f)	750,045	801,859
#BM2005, 4.00%, 12/01/47	31,340	33,841
#MA3238, 1/01/48(f)	126,595	135,297
#FM1002, 3.50%, 1/01/48	793,869	858,608
#FM2201, 4.00%, 1/01/48	91,119	98,250
#CA1021, 4.50%, 1/01/48	118,595	131,375
#MA3276, 3.50%, 2/01/48	911,716	971,521
#BH9277, 2/01/48(f)	93,964	100,382
#BM5526, 3.50%, 2/01/48	130,752	139,596
#FM1159, 4.50%, 2/01/48	83,371	91,072

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Federal National Mortgage Association (Continued)
Pool,
#BJ0648, 3/01/48(f)	$66,184	$70,710
#BJ4916, 3.50%, 3/01/48	134,208	143,432
#BK1958, 3/01/48(f)	41,865	44,641
#BM5073, 3.00%, 4/01/48	812,690	861,036
#FM3753, 3.50%, 4/01/48	142,088	153,294
#BJ0685, 4.00%, 4/01/48	72,981	78,679
#CA1565, 4.50%, 4/01/48	36,441	39,898
#MA3356, 5/01/48(f)	4,512	4,810
#BJ9172, 4.50%, 5/01/48	243,332	269,595
#BM5896, 4.50%, 5/01/48	133,118	150,550
#BJ2763, 4.50%, 5/01/48	208,987	229,555
#CA1707, 4.50%, 5/01/48	118,946	130,906
#FM5380, 4.00%, 6/01/48	442,362	476,399
#BJ9257, 4.50%, 6/01/48	50,430	56,325
#CA2047, 4.50%, 7/01/48	139,008	154,154
#FM3469, 3.50%, 8/01/48	238,280	256,935
#BN0691, 4.50%, 8/01/48	54,951	60,766
#BM4351, 4.50%, 8/01/48	90,824	101,192
#CA2199, 4.50%, 8/01/48	177,821	198,042
#BK4770, 4.50%, 8/01/48	990,222	1,081,991
#MA3448, 8/01/48(f)	34,169	37,879
#CA2251, 5.00%, 8/01/48	28,370	31,421
#BK4814, 4.50%, 9/01/48	34,822	37,992
#FM4946, 5.00%, 9/01/48	1,262,481	1,427,703
#BK9818, 9/01/48(f)	35,050	38,772
#BM5235, 9/01/48(f)	102,627	113,822
#CA2471, 4.00%, 10/01/48	1,051,426	1,135,655
#FM5828, 4.00%, 10/01/48	495,216	533,338
#BK7603, 4.50%, 10/01/48	41,124	45,190
#CA2482, 4.50%, 10/01/48	187,704	207,015
#FM6117, 3.00%, 11/01/48	93,970	99,390
#FM3141, 3.50%, 11/01/48	322,891	345,994
#FM3773, 3.50%, 11/01/48	342,481	368,642

	Par	Value

Federal National Mortgage Association (Continued)
Pool,
#FM3278, 3.50%, 11/01/48	$147,341	$157,129
#FM1543, 11/01/48(f)	2,910	3,104
#FM3158, 4.00%, 11/01/48	65,831	71,931
#FM5054, 4.00%, 11/01/48	74,776	80,488
#BN1628, 4.50%, 11/01/48	561,335	612,488
#BN1623, 4.50%, 11/01/48	172,141	190,909
#MA3527, 5.00%, 11/01/48	184,054	204,060
#FM5370, 3.00%, 12/01/48	80,232	84,983
#BN0302, 4.50%, 12/01/48	237,316	262,670
#BM5119, 4.50%, 12/01/48	169,679	186,644
#FM1518, 4.50%, 12/01/48	138,091	150,096
#BN0341, 5.00%, 12/01/48	177,184	196,622
#FM3215, 3.50%, 1/01/49	124,413	133,767
#BM5317, 4.50%, 1/01/49	75,608	83,066
#BN3960, 4.50%, 1/01/49	642,871	701,260
#CA2963, 4.50%, 1/01/49	456,543	497,860
#BM5862, 4.50%, 2/01/49	255,088	283,498
#CA3094, 4.50%, 2/01/49	510,601	577,928
#BM5629, 4.50%, 2/01/49	47,067	51,958
#BM5509, 5.00%, 2/01/49	98,835	110,344
#FM3664, 4.00%, 3/01/49	1,122,234	1,201,694
#FM3904, 4.00%, 3/01/49	153,339	164,197
#FM1098, 4.00%, 5/01/49	45,377	49,368
#CA3516, 4.50%, 5/01/49	468,616	530,409
#FM1637, 4.50%, 5/01/49	194,448	214,820
#BM5984, 5/01/49(f)	319,111	353,097
#FM5315, 3.50%, 6/01/49	781,144	831,716
#FM1193, 3.50%, 6/01/49	52,271	56,378

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Federal National Mortgage Association (Continued)
Pool,
#BN6688, 4.00%, 6/01/49	$279,362	$306,782
#BO0968, 4.00%, 6/01/49	52,714	56,678
#CA3809, 3.00%, 7/01/49	118,537	125,416
#FM1263, 4.50%, 7/01/49	165,325	181,108
#FM4117, 4.50%, 7/01/49	69,874	77,537
#FM1241, 3.50%, 8/01/49	55,996	60,300
#CA4033, 4.50%, 8/01/49	101,199	110,919
#FM1468, 5.00%, 8/01/49	412,635	455,757
#BN7753, 3.00%, 9/01/49	389,048	412,696
#FM1459, 3.00%, 9/01/49	155,013	162,339
#FM3572, 4.50%, 9/01/49	521,811	575,859
#FM1539, 4.50%, 9/01/49	40,706	44,597
#FM1727, 5.00%, 9/01/49	389,371	437,597
#FM1676, 3.00%, 10/01/49	13,243	13,860
#BO2252, 3.50%, 10/01/49	74,158	80,349
#FM3083, 4.50%, 10/01/49	108,015	117,388
#FM4858, 4.50%, 10/01/49	76,939	84,688
#BO2878, 3.00%, 11/01/49	87,613	91,914
#BO7435, 3.00%, 11/01/49	1,948	2,041
#FM3002, 4.50%, 11/01/49	57,891	63,478
#BO8513, 3.00%, 12/01/49	44,220	46,352
#CA4823, 4.00%, 12/01/49	114,076	122,535
#CA4819, 4.00%, 12/01/49	142,187	155,329
#FM3155, 5.00%, 12/01/49	56,040	61,862
#BO8932, 3.00%, 1/01/50	53,496	56,188
#CA4979, 3.00%, 1/01/50	443,215	465,649
#FM2378, 4.50%, 1/01/50	97,709	107,055
#BP2319, 3.00%, 2/01/50	154,578	163,604

	Par	Value

Federal National Mortgage Association (Continued)
Pool,
#MA3937, 3.00%, 2/01/50	$11,840	$12,406
#FM2333, 3.50%, 2/01/50	172,618	184,238
#FM0062, 3.50%, 2/01/50	457,884	490,507
#BO7302, 4.50%, 2/01/50	182,363	199,062
#BO7625, 3.00%, 3/01/50	140,115	147,676
#FM2745, 4.50%, 3/01/50	58,732	64,287
#CA5379, 4.50%, 3/01/50	309,693	344,817
#FM5475, 4.50%, 3/01/50	317,667	350,770
#FM3957, 5.00%, 3/01/50	140,744	155,856
#CA5522, 4.00%, 4/01/50	500,828	545,628
#FM3948, 4.00%, 4/01/50	515,557	560,228
#BP2389, 4.50%, 4/01/50	88,323	96,475
#MA4031, 4.50%, 5/01/50	457,836	500,242
#CA6000, 3.00%, 6/01/50	173,975	185,261
#CA6053, 3.00%, 6/01/50	250,116	266,342
#BP9421, 3.00%, 7/01/50	93,759	99,928
#MA4079, 3.00%, 7/01/50	3,600,648	3,773,365
#FM3978, 4.00%, 7/01/50	69,570	75,735
#BQ0254, 2.00%, 8/01/50	94,646	95,879
#BP7009, 3.00%, 8/01/50	81,023	85,602
#MA4097, 3.00%, 8/01/50	1,239,292	1,298,484
#BQ1402, 3.00%, 8/01/50	82,683	88,123
#BP8713, 3.00%, 8/01/50	95,776	101,548
#FM5289, 3.00%, 8/01/50	1,118,736	1,173,952
#FM5292, 3.00%, 8/01/50	288,116	307,418
#FM4281, 3.50%, 8/01/50	998,080	1,077,059
#FM4532, 3.00%, 9/01/50	249,654	263,705
#FM4737, 3.50%, 9/01/50	81,395	86,726
#CA7070, 4.00%, 9/01/50	70,094	77,544

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Federal National Mortgage Association (Continued)
Pool,
#CA7073, 4.00%, 9/01/50	$32,254	$35,221
#FM4577, 2.50%, 10/01/50	95,950	100,454
#BQ1150, 2.50%, 10/01/50	192,674	200,955
#FM4578, 2.50%, 10/01/50	95,346	99,568
#BQ5876, 2.50%, 11/01/50	97,299	102,076
#BQ5881, 2.50%, 11/01/50	97,417	101,285
#BQ5882, 2.50%, 11/01/50	195,161	203,076
#FM4925, 3.00%, 11/01/50	91,467	97,401
#BQ6341, 3.00%, 11/01/50	94,443	99,978
#BQ9224, 2.00%, 1/01/51	99,367	100,631
#BQ9226, 2.00%, 1/01/51	97,764	98,922
#FM5642, 2.00%, 1/01/51	99,354	100,599
#CA8460, 2.50%, 1/01/51	493,656	513,104
#FM5423, 2.50%, 1/01/51	195,245	204,505
#FM5648, 2.50%, 1/01/51	98,650	102,956
#BR0757, 2.50%, 1/01/51	98,535	102,404
#FM5653, 2.50%, 1/01/51	99,006	102,943
#FM5944, 2.50%, 1/01/51	199,261	207,554
#BR2644, 2.00%, 2/01/51	99,296	100,417
#BR2664, 2.00%, 2/01/51	198,863	201,279
#BR3750, 2.00%, 2/01/51	298,633	301,773
#BR4035, 2.00%, 2/01/51	99,613	100,730
#BR4056, 2.00%, 2/01/51	99,236	100,470
#FM5940, 2.00%, 2/01/51	298,812	302,371
#BR2641, 2.00%, 2/01/51	99,513	100,668
#BR2643, 2.00%, 2/01/51	99,516	100,650
#BR3256, 2.00%, 2/01/51	99,541	100,928
#BR3257, 2.00%, 2/01/51	99,488	100,824
#CA9121, 2.50%, 2/01/51	198,829	207,842
#FM5931, 2.50%, 2/01/51	197,537	206,492
#FM5713, 2.50%, 2/01/51	96,163	99,940
#FM5904, 2.50%, 2/01/51	98,788	102,934

	Par	Value

Federal National Mortgage Association (Continued)
Pool,
#BR3286, 2.00%, 3/01/51	$99,520	$100,847
#BR3290, 2.00%, 3/01/51	198,943	201,035
#BR4722, 2.00%, 3/01/51	99,486	100,669
#BR4753, 2.00%, 3/01/51	99,745	101,076
#BR4756, 2.00%, 3/01/51	99,767	100,893
#BR5458, 2.00%, 3/01/51	99,800	100,899
#BR5587, 2.00%, 3/01/51	99,708	101,004
#BR5577, 2.00%, 3/01/51	99,754	100,994
#BR5649, 2.00%, 3/01/51	99,804	100,941
#BR5633, 2.00%, 3/01/51	99,772	100,909
#BR5634, 2.00%, 3/01/51	99,792	101,017
#BR6462, 2.00%, 3/01/51	99,797	100,847
#FM6400, 2.00%, 3/01/51	199,613	202,232
#FM6448, 2.00%, 3/01/51	299,307	302,983
#BQ9453, 2.00%, 3/01/51	99,537	101,112
#BR4080, 2.00%, 3/01/51	99,571	100,650
#BR5589, 2.00%, 3/01/51	99,769	100,819
#FM6184, 2.00%, 3/01/51	497,259	504,105
#FM6188, 2.50%, 3/01/51	99,583	103,879
#FM6460, 2.50%, 3/01/51	99,779	104,057
#BR7745, 2.00%, 4/01/51	100,000	101,334
#FM6555, 2.00%, 4/01/51	298,969	302,139
#BR8518, 2.00%, 4/01/51	100,000	101,334
#BR8580, 4/01/51(f)	99,739	100,787
#BR8656, 2.00%, 4/01/51	199,689	201,789
#BR6496, 2.50%, 4/01/51	99,772	104,158
#BR7222, 2.50%, 4/01/51	99,851	104,129
#FM6780, 4/01/51(f)	199,549	207,908
#BF0301, 4.50%, 8/01/58	645,383	731,161
#BF0338, 4.50%, 1/01/59	443,740	502,718
Real Estate Mortgage Investment Conduits,
Series 2013-54, Class BS, (6.15% - 1M USD LIBOR, 6.15% Cap), 6.04%, 6/25/43(d)	33,325	7,104
Series 2020-32, Class PI, 4.00%, 5/25/50	166,138	25,511
Series 2020-47, Class GZ, 2.00%, 7/25/50	101,679	89,678
Series 2020-56, Class DI, 2.50%, 8/25/50	188,311	30,423
Series 2020-73, Class AI, 2.00%, 10/25/50	94,058	11,432
Series 2020-74, Class EI, 2.50%, 10/25/50	94,839	15,247

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Federal National Mortgage Association (Continued)
Real Estate Mortgage Investment Conduits,
Series 2020-89, Class DI, 2.50%, 12/25/50	$287,792	$41,032
Series 2020-97, Class AI, 2.00%, 1/25/51	495,585	64,635
Series 2020-96, Class IB, 3.00%, 1/25/51	97,192	13,369
Series 2021-3, Class QI, 2.50%, 2/25/51	892,595	132,284
Series 2021-3, Class IB, 2.50%, 2/25/51	297,330	51,739
Series 2021-1, Class IG, 2.50%, 2/25/51	197,363	31,437
Series 2021-3, Class JI, 2.50%, 2/25/51	183,088	21,631
		66,075,502

Government National Mortgage Association – 4.3%
Pool TBA,
5/01/51(f)	22,316,600	23,268,691
6/01/51(f)	8,701,000	9,115,121
Series 2013-107, Class AD, 2.75%, 11/16/47(c)	127,973	134,041
Series 2014-17, Class AM, 3.01%, 6/16/48(c)	22,839	24,316
Series 2014-H20, Class FA, (1M USD LIBOR + 0.43%, 0.43% Floor), 0.54%, 10/20/64(d)	240,598	241,444
Series 2019-123, Class A, 3.00%, 10/20/49	24,947	25,657
Series 2020-123, Class IL, 2.50%, 8/20/50	98,492	14,187
Series 2020-123, Class NI, 2.50%, 8/20/50	195,701	28,288
Series 2020-127, Class IN, 2.50%, 8/20/50	98,047	14,435
Series 2020-129, Class IE, 2.50%, 9/20/50	97,677	13,888
Series 2020-144, Class IO, 2.50%, 9/20/50	194,861	25,305
Series 2020-146, Class DI, 2.50%, 10/20/50	97,514	11,577
Series 2020-151, Class MI, 2.50%, 10/20/50	587,027	73,682
Series 2020-160, Class IH, 2.50%, 10/20/50	98,545	14,431
Series 2020-160, Class VI, 2.50%, 10/20/50	97,773	14,114
Series 2020-160, Class YI, 2.50%, 10/20/50	295,785	42,121
Series 2020-181, Class WI, 2.00%, 12/20/50	492,323	56,942
Series 2020-185, Class MI, 2.50%, 12/20/50	98,941	13,540

	Par	Value

Government National Mortgage Association (Continued)
Series 2020-190, Class IO, 1.06%, 11/16/62(c)	$3,600,494	$337,899
Series 2020-47, Class MI, 3.50%, 4/20/50	374,431	58,486
Series 2020-47, Class NI, 3.50%, 4/20/50	93,491	14,228
Series 2020-H04, Class FP, (1M USD LIBOR + 0.50%, 0.50% Floor), 0.61%, 6/20/69(d)	263,963	265,961
Series 2020-H09, Class FL, (1M USD LIBOR + 1.15%, 1.15% Floor), 1.27%, 5/20/70(d)	194,997	204,976
Series 2020-H13, Class FA, (1M USD LIBOR + 0.45%, 0.45% Floor, 7.50% Cap), 0.57%, 7/20/70(d)	971,214	981,208
Series 2020-H13, Class FM, (1M USD LIBOR + 0.40%, 0.40% Floor, 11.00% Cap), 0.52%, 8/20/70(d)	267,565	268,422
Series 2021-15, Class GI, 3.50%, 1/20/51	99,148	15,227
Series 2021-29, Class TI, 2.50%, 2/20/51	498,045	98,641
Series 2021-5, Class IO, 1.10%, 1/16/61(c)	3,703,003	353,485
		35,730,313

Government National Mortgage Association I – 0.1%
Pool,
#AB2892, 3.00%, 9/15/42	157,848	167,038
#AB9108, 3.00%, 10/15/42	111,583	118,086
#784571, 3.50%, 6/15/48	105,747	114,195
#BS8439, 3.50%, 5/15/50	95,343	102,359
		501,678

Government National Mortgage Association II – 2.5%
Pool,
#MA2677, 3.00%, 3/20/45	64,872	69,145
#MA2678, 3.50%, 3/20/45	18,862	20,285
#MA2754, 3.50%, 4/20/45	13,121	14,130
#MA3173, 3.50%, 10/20/45	13,696	14,721
#MA3310, 3.50%, 12/20/45	68,883	74,045
#MA3376, 3.50%, 1/20/46	13,914	14,955

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Government National Mortgage Association II (Continued)
Pool,
#MA3663, 3.50%, 5/20/46	$545,239	$587,560
#MA3736, 3.50%, 6/20/46	711,416	763,516
#MA3873, 3.00%, 8/20/46	165,813	175,607
#MA3937, 3.50%, 9/20/46	65,417	70,318
#MA4068, 3.00%, 11/20/46	35,756	37,897
#MA4261, 3.00%, 2/20/47	38,499	40,743
#MA4322, 4.00%, 3/20/47	235,064	254,805
#MA4384, 4.50%, 4/20/47	259,441	285,181
#MA4451, 3.50%, 5/20/47	707,362	757,254
#MA4452, 4.00%, 5/20/47	54,236	58,501
#MA4511, 4.00%, 6/20/47	360,479	390,431
#784577, 4.00%, 7/20/47	827,547	896,481
#MA4837, 3.50%, 11/20/47	449,985	482,337
#MA4838, 4.00%, 11/20/47	263,111	284,353
#MA4899, 3.00%, 12/20/47	84,316	89,155
#MA4900, 3.50%, 12/20/47	95,236	101,734
#MA4901, 4.00%, 12/20/47	114,471	123,616
#MA5019, 3.50%, 2/20/48	227,291	243,981
#MA5020, 4.00%, 2/20/48	63,297	67,915
#MA5078, 4.00%, 3/20/48	323,053	348,266
#784674, 3.50%, 4/20/48	130,350	140,936
#MA5137, 4.00%, 4/20/48	53,913	57,712
#MA5138, 4.50%, 4/20/48	76,146	82,897
#MA5193, 4.50%, 5/20/48	225,712	244,235
#MA5265, 4.50%, 6/20/48	140,320	153,019
#MA5331, 4.50%, 7/20/48	75,539	82,549
#MA5399, 4.50%, 8/20/48	502,256	548,478
#784985, 3.50%, 9/20/48	378,729	404,583

	Par	Value

Government National Mortgage Association II (Continued)
Pool,
#MA5467, 4.50%, 9/20/48	$181,006	$196,517
#MA5529, 4.50%, 10/20/48	160,174	173,317
#MA5530, 5.00%, 10/20/48	225,157	247,037
#MA5596, 4.50%, 11/20/48	638,023	692,228
#MA5652, 4.50%, 12/20/48	45,586	49,425
#MA5711, 4.50%, 1/20/49	447,350	485,175
#MA5712, 5.00%, 1/20/49	344,212	377,197
#MA5762, 3.50%, 2/20/49	95,290	101,620
#MA5817, 4.00%, 3/20/49	422,571	453,255
#MA5818, 4.50%, 3/20/49	81,427	88,108
#MA5877, 4.50%, 4/20/49	62,829	68,165
#BM7486, 3.50%, 7/20/49	340,269	361,826
#784825, 3.50%, 10/20/49	65,052	67,927
#BM9743, 4.00%, 11/20/49	329,992	360,749
#MA6338, 3.00%, 12/20/49	426,436	446,352
#784905, 3.00%, 1/20/50	86,712	90,837
#BM7534, 3.50%, 2/20/50	75,519	80,569
#BS1742, 4.00%, 2/20/50	83,845	91,862
#MA6477, 4.50%, 2/20/50	102,530	111,168
#BT0812, 3.00%, 3/20/50	279,053	292,417
#MA6544, 4.50%, 3/20/50	56,359	61,007
#BS8420, 4.00%, 4/20/50	177,519	194,386
#MA6656, 3.00%, 5/20/50	210,375	220,235
#MA6658, 4.00%, 5/20/50	18,623	19,876
#MA6659, 4.50%, 5/20/50	480,674	520,028
#MA6710, 3.00%, 6/20/50	329,000	344,445
#MA6767, 3.50%, 7/20/50	494,182	524,317
#MA6820, 3.00%, 8/20/50	2,835,677	2,968,852
#MA6823, 4.50%, 8/20/50	22,105	23,891

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

Government National Mortgage Association II (Continued)
Pool,
#MA6866, 3.00%, 9/20/50	$567,555	$595,109
#MA6932, 3.00%, 10/20/50	381,502	400,028
#MA6933, 3.50%, 10/20/50	187,224	198,626
#MA6997, 11/20/50(f)	189,174	200,691
#785218, 2.00%, 12/20/50	197,453	201,602
#785219, 2.00%, 12/20/50	197,620	201,832
#785220, 2.00%, 12/20/50	98,950	101,179
#785221, 2.00%, 12/20/50	195,697	199,868
#BS8546, 2.50%, 12/20/50	98,958	104,358
#BT1888, 2.50%, 12/20/50	98,483	102,473
#MA7053, 3.00%, 12/20/50	672,933	710,831
#785359, 2.00%, 3/20/51	199,420	203,670
#785360, 2.00%, 3/20/51	99,802	101,929
		21,016,325

Uniform Mortgage-Backed Securities – 8.4%
Pool TBA,
5/01/36(f)	10,915,600	11,228,652
6/01/36(f)	400,000	412,641
5/01/51(f)	16,793,000	17,478,169
6/01/51(f)	37,092,710	38,453,911
7/01/51(f)	2,100,000	2,196,200
		69,769,573

Total Mortgage-Backed Securities (Cost $229,583,575)		231,920,409

Municipal Bonds – 0.3%

California – 0.1%
Bay Area Toll Authority Toll Bridge Subordinate Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/01/50	150,000	254,393
California State Taxable GO Unlimited Refunding Bonds, 4.60%, 4/01/38	215,000	249,076
California State Various Purpose Taxable GO Unlimited Bonds, Build America Bonds,
7.50%, 4/01/34	65,000	101,222
7.55%, 4/01/39	20,000	32,904

	Par	Value

California (Continued)

Los Angeles Community College District GO Unlimited Bonds, Build America Bonds, 6.60%, 8/01/42	$45,000	$71,693
Los Angeles Unified School District GO Unlimited Bonds, Series RY, Build America Bonds, 6.76%, 7/01/34	215,000	306,388
University of California Taxable General Revenue Bonds, Series AD, 4.86%, 5/15/12(n)	25,000	33,465
		1,049,141

Georgia – 0.0%(i)
Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds, 6.64%, 4/01/57	40,000	58,133

Illinois – 0.1%
Illinois State Taxable GO Unlimited Pension Bonds, 5.10%, 6/01/33	380,000	433,450

New Jersey – 0.0%(i)
New Jersey State Turnpike Authority Taxable Revenue Bonds, Build America Bonds, 7.41%, 1/01/40	66,000	105,691

New York – 0.1%
Metropolitan Transportation Authority Revenue Bonds, Build America Bonds, 5.87%, 11/15/39	45,000	56,905
New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Taxable Revenue Bonds, 5.88%, 6/15/44	30,000	45,323
New York City Municipal Water Finance Authority Water & Sewer System Taxable Revenue Bonds, Build America Bonds, 6.01%, 6/15/42	25,000	37,788
New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.39%, 3/15/40	30,000	40,195

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

New York (Continued)
Port Authority of New York & New Jersey Consolidated 164th Taxable Revenue Bonds, 5.65%, 11/01/40	$35,000	$48,146
Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds, 4.93%, 10/01/51	55,000	73,848
Port Authority of New York & New Jersey Consolidated Taxable Revenue Bonds, Series 181, 4.96%, 8/01/46	60,000	79,182
		381,387

Ohio – 0.0%(i)
American Municipal Power-Ohio, Inc., Taxable Revenue Bonds, Series B, Combined Hydroelectric Projects, 8.08%, 2/15/50	75,000	134,804

Texas – 0.0%(i)
San Antonio Electric & Gas Junior Lien Revenue Bonds, Build America Bonds, 5.81%, 2/01/41	75,000	106,936
Texas State Taxable GO Unlimited Bonds, Build America Bonds, 5.52%, 4/01/39	115,000	163,311
		270,247

Washington – 0.0%(i)
Seattle Municipal Light & Power Improvement Revenue Bonds, 5.00%, 4/01/44	275,000	348,519

Total Municipal Bonds (Cost $2,624,980)		2,781,372

	Par	Value

Term Loans – 0.0%(d)(i)

Distribution/Wholesale – 0.0%(i)
KAR Auction Services, Inc., Tranche B-6 Term Loan, (ICE LIBOR USD 1M + 2.25%), 2.38%, 9/19/26(b)	14,602	14,383

Total Term Loans (Cost $14,573)		14,383

	Par	Value

U.S. Government Obligations – 15.4%

U.S. Treasury Bonds – 4.8%
4.25%, 5/15/39	$51,000	$68,011
4.50%, 8/15/39	51,000	70,145
4.38%, 11/15/39	51,000	69,211
4.63%, 2/15/40	370,000	518,361
1.13%, 5/15/40(o)	821,000	686,722
3.88%, 8/15/40	370,000	474,872
1.13%, 8/15/40	821,000	684,252
4.25%, 11/15/40	370,000	497,809
1.38%, 11/15/40(o)	1,121,000	976,671
1.88%, 2/15/41	1,230,000	1,170,037
3.13%, 2/15/43	198,000	229,811
2.88%, 5/15/43	198,000	220,956
3.63%, 8/15/43	198,000	247,879
3.75%, 11/15/43	198,000	252,481
2.50%, 2/15/45(o)	2,875,000	3,000,669
2.88%, 11/15/46(o)	193,000	215,398
2.75%, 11/15/47(o)	2,875,000	3,142,847
3.00%, 2/15/48(o)	3,068,000	3,513,699
2.25%, 8/15/49(o)	1,070,000	1,060,387
2.38%, 11/15/49	477,000	485,851
2.00%, 2/15/50	5,591,000	5,243,310
1.25%, 5/15/50(o)	9,410,000	7,301,204
1.38%, 8/15/50	7,010,000	5,620,048
1.63%, 11/15/50(o)	2,620,000	2,241,328
1.88%, 2/15/51(o)	2,170,000	1,974,022
		39,965,981

U.S. Treasury Inflation-Indexed Bonds – 0.5%
0.75%, 2/15/45	380,000	499,950
3.38%, 4/15/32	470,000	1,026,030
2.13%, 2/15/40	610,000	1,079,746
2.13%, 2/15/41	220,000	387,352
1.38%, 2/15/44	870,000	1,302,280
		4,295,358

U.S. Treasury Notes – 10.1%
1.75%, 7/15/22	4,711,000	4,805,220
1.50%, 9/15/22	75,000	76,430
1.38%, 10/15/22	84,000	85,536
2.13%, 12/31/22(o)	392,000	404,954
0.50%, 3/15/23	4,711,000	4,741,548
0.25%, 4/15/23	4,711,000	4,719,097
2.75%, 5/31/23	392,000	412,856
0.25%, 11/15/23	30,000	30,002
2.13%, 7/31/24(o)	392,000	413,866
1.75%, 7/31/24	662,000	690,937
1.50%, 9/30/24	384,000	397,710
1.50%, 10/31/24	5,809,000	6,016,173
2.25%, 11/15/24	1,540,000	1,635,709
1.75%, 12/31/24(o)	6,696,000	6,997,058

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

U.S. Treasury Notes (Continued)
2.00%, 2/15/25	$487,000	$513,709
0.50%, 3/31/25	1,540,000	1,535,248
0.38%, 4/30/25	7,349,000	7,282,974
2.13%, 5/15/25	420,000	445,446
0.25%, 5/31/25	11,430,000	11,256,764
0.25%, 10/31/25	80,000	78,291
0.38%, 1/31/26	270,000	264,653
0.75%, 4/30/26	4,000,000	3,981,250
1.50%, 8/15/26	558,000	574,457
1.63%, 11/30/26	1,555,000	1,608,271
0.63%, 3/31/27	621,000	604,844
0.50%, 4/30/27	621,000	599,216
2.38%, 5/15/27	614,000	659,930
0.50%, 5/31/27	681,000	655,888
2.25%, 8/15/27	2,561,000	2,730,566
0.38%, 9/30/27	2,110,000	2,001,945
0.50%, 10/31/27	70,000	66,847
0.63%, 11/30/27	2,140,000	2,057,326
0.75%, 1/31/28	5,390,000	5,209,351
1.13%, 2/29/28	2,260,000	2,237,400
1.25%, 4/30/28	3,520,000	3,506,250
2.88%, 8/15/28(o)	122,000	135,034
3.13%, 11/15/28(o)	122,000	137,307
2.63%, 2/15/29	548,000	597,042
2.38%, 5/15/29	548,000	586,724
1.63%, 8/15/29	890,000	900,777
1.75%, 11/15/29	453,000	462,396
1.50%, 2/15/30	869,000	866,352
0.63%, 8/15/30(o)	40,000	36,656
0.88%, 11/15/30(o)	700,000	654,609
		83,674,619

Total U.S. Government Obligations (Cost $135,134,073)		127,935,958

	Number of Shares	Value

Investment Companies – 10.6%
BlackRock Allocation Target Shares - BATS, Series A	5,586,258	55,974,310
Schwab U.S. TIPS ETF	260,155	16,106,196
Vanguard Long-Term Treasury ETF	194,785	16,471,019

Total Investment Companies (Cost $89,371,180)		88,551,525

	Par(a)/Number of Shares	Value

Short-Term Investments – 16.1%

Asset-Backed Securities – 0.1%
MRA Issuance Trust, Series 2021-EBO1, Class A1X, (1M USD LIBOR + 1.75%, 1.75% Floor), 1.86%, 10/08/21(b)(d)	$ 570,000	$569,990

Borrowed Bond Agreements – 0.7%
BofA Securities, Inc., (0.05)%, Open (Purchased on 4/30/21 to be repurchased at $1,129,683, collateralized by U.S. Treasury Bonds, 1.25%, due 5/15/50, par and fair value of $1,446,000 and $1,129,688, respectively)(p)	1,129,687	1,129,687
BofA Securities, Inc., (0.05)%, Open (Purchased on 4/30/21 to be repurchased at $1,476,758, collateralized by U.S. Treasury Notes, 0.63%, due 5/15/30, par and fair value of $1,603,000 and $1,476,764, respectively)(p)	1,476,764	1,476,764
BofA Securities, Inc., (0.08)%, Open (Purchased on 4/30/21 to be repurchased at $357,335, collateralized by U.S. Treasury Notes, 0.63%, due 8/15/30, par and fair value of $390,000 and $357,338, respectively)(p)	357,338	357,338
BofA Securities, Inc., (0.10)%, Open (Purchased on 4/30/21 to be repurchased at $594,258, collateralized by U.S. Treasury Bonds, 1.63%, due 11/15/50, par and fair value of $689,000 and $594,263, respectively)(p)	594,262	594,262

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par(a)/Number of Shares	Value

Borrowed Bond Agreements (Continued)
BofA Securities, Inc., (0.12)%, Open (Purchased on 4/30/21 to be repurchased at $279,372, collateralized by U.S. Treasury Notes, 0.88%, due 11/15/30, par and fair value of $298,000 and $279,375, respectively)(p)	$279,375	$279,375
BofA Securities, Inc., (0.15)%, Open (Purchased on 4/30/21 to be repurchased at $1,762,928, collateralized by U.S. Treasury Bonds, 1.88%, due 2/15/51, par and fair value of $1,932,000 and $1,762,950, respectively)(p)	1,762,950	1,762,950
		5,600,376

Corporate Bonds – 0.1%
AbbVie, Inc., 3.45%, 3/15/22	100,000	102,139
Bank of New York Mellon (The) Corp., (3M USD LIBOR + 3.42%), 3.61%, 6/20/21(d)(k)	105,000	104,869
Cintas Corp. No. 2, 2.90%, 4/01/22	20,000	20,433
Elanco Animal Health, Inc., 4.91%, 8/27/21	18,000	18,167
General Motors Financial Co., Inc., 3.45%, 1/14/22	176,000	179,057
Hyundai Capital America, 3.95%, 2/01/22(b)	247,000	253,229
Lennar Corp., 4.13%, 1/15/22	32,000	32,395
Netflix, Inc., 5.50%, 2/15/22	25,000	25,906
Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.65%, 7/29/21(b)	161,000	161,809
Sherwin-Williams (The) Co., 4.20%, 1/15/22	205,000	208,559
Southern California Edison Co., 1.85%, 2/01/22	16,429	16,446
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 9/20/21(b)	25,000	25,156

Par(a)/Number of Shares	Value

Corporate Bonds (Continued)
State Street Corp., (3M USD LIBOR + 3.60%), 3.78%, 6/15/21(d)(k)	$26,000	$26,068
Williams (The) Cos., Inc., 3.60%, 3/15/22	150,000	153,315
1,327,548

Foreign Issuer Bonds – 0.1%
Genneia S.A., 8.75%, 1/20/22	46,000	41,055
Sumitomo Mitsui Financial Group, Inc., 2.06%, 7/14/21	70,000	70,257
Toronto-Dominion Bank (The), 3.25%, 6/11/21	220,000	220,719
UBS A.G., 1.75%, 4/21/22(b)	200,000	202,597
534,628

Money Market Fund – 14.0%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(q)	116,604,181	116,604,181

U.S. Government Obligations – 0.3%
U.S. Treasury Notes,
1.75%, 4/30/22(o)	727,000	739,155
1.50%, 1/31/22	764,000	772,237
1.13%, 7/31/21	860,000	862,272
1.75%, 7/31/21(o)	461,000	462,926
2,836,590

U.S. Treasury Bills – 0.8%
U.S. Treasury Bills,
0.08%, 5/11/21(h)	400,000	399,999
0.09%, 5/04/21(h)	4,070,000	4,070,000
0.08%, 5/18/21(h)	2,050,000	2,049,997
6,519,996

Total Short-Term Investments (Cost $133,979,302)	133,993,309

Number of Contracts	Notional Amount	Value

Purchased Options – 0.2%

Call Options - Exchange Traded – 0.0%(i)
10-Year U.S. Treasury Note Future, Strike Price $131.75, Expires 5/21/21	2	264,063	1,406
10-Year U.S. Treasury Note Future, Strike Price $132.50, Expires 5/21/21	3	396,094	938

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Number of Contracts	Notional Amount		Value

Call Options - Exchange Traded (Continued)
5-Year U.S. Treasury Note Future, Strike Price $124.00, Expires 5/21/21	19	$2,354,812		$4,602
U.S. Treasury Long Bond Future, Strike Price $157.50, Expires 5/07/21	1	185,906		656
				7,602

Call Options - Over the Counter – 0.0%(i)
Canadian Dollar vs. U.S. Dollar, Strike Price CAD 1.27, Expires 6/18/21, Counterparty: Deutsche Bank	1	120,000		214
Japanese Yen vs. U.S. Dollar, Strike Price JPY 108.75, Expires 5/19/21, Counterparty: Deutsche Bank	2	320,000		2,485
Mexican Peso vs. U.S. Dollar, Strike Price MXN 20.20, Expires 6/25/21, Counterparty: Deutsche Bank	1	160,000		3,932
Mexican Peso vs. U.S. Dollar, Strike Price MXN 22.00, Expires 5/06/21, Counterparty: Morgan Stanley	2	116,000		1
South African Rand vs. U.S. Dollar, Strike Price ZAR 14.55, Expires 5/26/21, Counterparty: BNP Paribas	1	120,000		1,790
South Korean Won vs. U.S. Dollar, Strike Price KRW 1,132.00, Expires 7/21/21, Counterparty: Bank of America	1	180,000		1,569
Turkish Lira vs. U.S. Dollar, Strike Price TRY 9.00, Expires 6/29/21, Counterparty: Citibank	1	60,000		1,102
U.S. Dollar vs. Euro, Strike Price $1.22, Expires 6/09/21, Counterparty: Bank of America	1	3,260,000	(r)	6,605
U.S. Dollar vs. Euro, Strike Price $1.23, Expires 6/09/21, Counterparty: Morgan Stanley	1	220,000	(r)	961
U.S. Dollar vs. Euro, Strike Price $1.23, Expires 6/18/21, Counterparty: BNP Paribas	1	3,240,000	(r)	8,988

	Number of Contracts	Notional Amount		Value

Call Options - Over the Counter (Continued)
U.S. Dollar vs. Euro, Strike Price $1.23, Expires 7/16/21, Counterparty: BNP Paribas	1	$3,300,000	(r)	$16,032
U.S. Dollar vs. Euro, Strike Price $1.24, Expires 5/28/21, Counterparty: Bank of America	2	14,000	(r)	400
U.S. Dollar vs. Euro, Strike Price $1.25, Expires 6/28/21, Counterparty: BNP Paribas	1	190,000	(r)	11,299
				55,378

Put Options - Exchange Traded – 0.2%
10-Year U.S. Treasury Note Future, Strike Price $132.00, Expires 5/21/21	9	1,188,281		4,641
1-Year Mid Curve Future, Strike Price $99.37, Expires 12/10/21	560	189,042,000		77,000
1-Year Mid Curve Future, Strike Price $99.75, Expires 9/10/21	1,370	462,477,750		325,375
2-Year Mid Curve Future, Strike Price $99.38, Expires 9/10/21	869	215,305,612		678,906
3-Year Mid Curve Future, Strike Price $99.25, Expires 6/11/21	451	112,541,413		721,600
U.S. Treasury Long Bond Future, Strike Price $157.00, Expires 5/21/21	2	314,500		2,344
				1,809,866

Put Options - Over the Counter – 0.0%(i)
Brazilian Real vs. U.S. Dollar, Strike Price BRL 5.30, Expires 6/01/21, Counterparty: BNP Paribas	2	320,000		789
Brazilian Real vs. U.S. Dollar, Strike Price BRL 5.48, Expires 6/18/21, Counterparty: Barclays	1	199,000		5,540
Brazilian Real vs. U.S. Dollar, Strike Price BRL 5.48, Expires 6/21/21, Counterparty: Barclays	1	160,000		4,531
British Pound vs. Euro, Strike Price GBP 0.85, Expires 6/03/21, Counterparty: Goldman Sachs	1	3,230,000	(r)	2,856
British Pound vs. Euro, Strike Price GBP 0.85, Expires 6/11/21, Counterparty: Citibank	1	3,260,000	(r)	4,217

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Number of Contracts	Notional Amount		Value

Put Options – Over the Counter (Continued)
Hungarian Forint vs. Euro, Strike Price HUF 340.00, Expires 5/28/21, Counterparty: BNP Paribas	1	$60,000	(r)	$166
Indonesian Rupiah vs. U.S. Dollar, Strike Price IDR 14,450.00, Expires 6/24/21, Counterparty: Bank of America	1	200,000		1,525
Mexican Peso vs. U.S. Dollar, Strike Price MXN 19.50, Expires 6/18/21, Counterparty: Morgan Stanley	1	10,000		3,480
Mexican Peso vs. U.S. Dollar, Strike Price MXN 20.00, Expires 6/17/21, Counterparty: Deutsche Bank	1	116,000		1,175
Polish Zloty vs. Euro, Strike Price PLN 4.25, Expires 5/28/21, Counterparty: BNP Paribas	1	60,000	(r)	19
Polish Zloty vs. Euro, Strike Price PLN 4.55, Expires 5/05/21, Counterparty: BNP Paribas	1	132,000	(r)	161
Russian Ruble vs. U.S. Dollar, Strike Price RUB 73.00, Expires 5/14/21, Counterparty: Citibank	2	308,000		243
Russian Ruble vs. U.S. Dollar, Strike Price RUB 74.75, Expires 5/25/21, Counterparty: Deutsche Bank	1	160,000		1,450
Russian Ruble vs. U.S. Dollar, Strike Price RUB 75.00, Expires 5/27/21, Counterparty: Bank of America	1	135,000		407
South African Rand vs. U.S. Dollar, Strike Price ZAR 14.35, Expires 4/29/21, Counterparty: BNP Paribas	1	194,000		1,700

	Number of Contracts	Notional Amount	Value

Put Options – Over the Counter (Continued)
South Korean Won vs. U.S. Dollar, Strike Price KRW 1,110.00, Expires 7/21/21, Counterparty: Bank of America	1	$180,000	$1,760
U.S. Dollar vs. Euro, Strike Price $1.18, Expires 5/06/21, Counterparty: Morgan Stanley	1	2,823,000 (r)	36
			30,055

Total Purchased Options (Premiums Received $963,429)			1,902,901

Total Long Positions – 112.0% (Cost $932,267,264)			932,879,192

		Par	Value

Short Positions – (2.8)%

Mortgage-Backed Securities – (2.1)%

Uniform Mortgage-Backed Securities – (2.1)%
Pool TBA, 5/01/51(f)		(11,020,057)	(11,118,267)
Pool TBA, 5/01/51		(956,000)	(1,041,911)
Pool TBA, 6/01/51(f)		(4,880,000)	(5,107,932)

Total Mortgage-Backed Securities (Proceeds $17,204,744)			(17,268,110)

U.S. Government Obligations – (0.7)%

U.S. Treasury Bonds – (0.4)%
1.25%, 5/15/50(o)		(1,446,000)	(1,121,949)
1.63%, 11/15/50(o)		(689,000)	(589,418)
1.88%, 2/15/51(o)		(1,932,000)	(1,757,516)
			(3,468,883)

U.S. Treasury Notes – (0.3)%
0.63%, 5/15/30(o)		(1,603,000)	(1,474,760)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

	Par	Value

U.S. Treasury Notes (Continued)
0.63%, 8/15/30(o)	$(390,000)	$ (357,399)
0.88%, 11/15/30(o)	(298,000)	(278,677)
		(2,110,836)

Total U.S. Government Obligations (Proceeds $6,110,027)		(5,579,719)

Total Short Positions – (2.8)% (Proceeds $23,314,771)		(22,847,829)

Total Written Options – (0.2)% (Premiums Received $1,417,746)		(1,733,849)

Liabilities less Other Assets – (9.0)%(s)		(75,378,546)

NET ASSETS – 100.0%		$832,918,968

Percentages shown are based on Net Assets.

(a)	Par value is in USD unless otherwise indicated.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.

(c)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2021 is disclosed.

(d)	Variable rate security. Rate as of April 30, 2021 is disclosed.
(e)

Restricted security that has been deemed illiquid. At April 30, 2021, the value of these restricted illiquid securities amounted to $653,850 or 0.08% of net assets. Additional information on these restricted illiquid securities is as follows:

Security	Acquisition Date	Acquisition Cost

Exantas Capital Corp. Ltd., 1.62%, 4/15/36	4/4/19	$500,000

Security	Acquisition Date	Acquisition Cost

PFP Ltd., 1.09%, 4/14/36	4/11/19	$154,699

(f)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2021.
(g)	Step coupon bond. Rate as of April 30, 2021 is disclosed.
(h)	Discount rate at the time of purchase.
(i)	Amount rounds to less than 0.05%.
(j)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2021 is disclosed.
(k)	Perpetual bond. Maturity date represents next call date.
(l)

This is a Level 3 asset. The fair value price of $89.20 is based on a broker pricing matrix that adjusts for change in yields of various U.S. Treasury securities. During the fiscal period, the Fund purchased EUR170,000 of this security.

(m)	Century bond maturing in 2120.
(n)	Century bond maturing in 2112.
(o)	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
(p)	The amount to be repurchased assumes the maturity will be the first business day after the period end.
(q)	7-day current yield as of April 30, 2021 is disclosed.
(r)	The notional amount is EUR.
(s)	Includes appreciation/ (depreciation) on forward foreign currency exchange, futures and swap contracts.

Abbreviations:
10Y	10 Year
12MTA	12 Month Treasury Average

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

1M	1 Month
1Y	1 Year
3M	3 Month
5Y	5 Year
BATS	Better Alternative Trading System
CDO	Collaterlized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
Freddie Mac	Federal Home Loan Mortgage Corporation
GMTN	Global Medium Term Note
GO	Government Obligation
ICE	Intercontinental Exchange
IO	Interest Only
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REMIC	Real Estate Mortgage Investment Conduit
SOFR	United States Secured Overnight Financing Rate
Strip	Separate Trading of Registered Interest and Principal
TBA	To be announced
TIPS	Treasury Inflation Protected Securities
TRB	Tax Revenue Bonds
USD	United States Dollar
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
CAD	Canadian Dollar
JPY	Japanese Yen
ZAR	South African Rand
KRW	South Korean Won
TRY	Turkish Lira
BRL	Brazilian Real
GBP	British Pound
HUF	Hungarian Forint
PLN	Polish Zloty
RUB	Russian Ruble

Futures Contracts outstanding at April 30, 2021:

Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro-BTP	14	6/08/2021	EUR	2,475,746	$ (20,540)
Short Euro-BTP	69	6/08/2021	EUR	9,375,603	(1,605)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Futures Contracts outstanding at April 30, 2021:

Exchange Traded (continued)

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

10-Year U.S. Treasury Note	759	6/21/2021	USD	100,211,719	$(193,773)
U.S. Treasury Long Bond	82	6/21/2021	USD	12,894,500	133,189
Ultra U.S. Treasury Bond	286	6/21/2021	USD	53,169,188	(393,560)
2-Year U.S. Treasury Note	149	6/30/2021	USD	32,892,914	(15,111)
5-Year U.S. Treasury Note	325	6/30/2021	USD	40,279,687	77,489
90-Day Eurodollar	1	9/18/2023	USD	247,762	2
90-Day Eurodollar	648	12/18/2023	USD	160,282,800	(53,523)

Total Long Contracts					$(467,432)

Short Contracts
Euro Bund	(12)	6/08/2021	EUR	2,452,590	$ 12,805
90-Day Eurodollar	(310)	6/14/2021	USD	77,356,625	(119,232)
10-Year U.S. Treasury Note	(25)	6/21/2021	USD	3,300,781	8,656
U.S. Treasury Long Bond	(25)	6/21/2021	USD	3,931,250	(661)
Long GILT	(25)	6/28/2021	GBP	4,407,967	24,624
30-Year Euro Buxl	(8)	6/30/2021	EUR	1,941,874	45,090
Ultra 10-Year U.S. Treasury Note	(226)	6/30/2021	USD	32,893,593	(97,039)
90-Day Eurodollar	(435)	12/13/2021	USD	108,472,688	(54,405)
90-Day Eurodollar	(239)	9/16/2024	USD	58,826,863	100,035

Total Short Contracts					$ (80,127)

					$(547,559)

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2021:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/16/21	Chinese Yuan Renminbi	17,877,000	U.S. Dollars	2,709,581	HSBC	$ 41,154
06/16/21	Euro	1,251,000	U.S. Dollars	1,488,463	Citibank	17,054
06/16/21	Euro	650,000	British Pounds	557,339	Citibank	12,432
06/16/21	Euro	490,000	British Pounds	421,113	BNP Paribas	8,038
05/19/21	U.S. Dollars	619,294	Russian Rubles	46,080,099	Citibank	8,014
06/16/21	Euro	990,000	British Pounds	857,377	Deutsche Bank	7,185
05/24/21	U.S. Dollars	355,818	Indonesian Rupiahs	5,062,580,845	JP Morgan Chase	6,794
06/16/21	Euro	1,300,000	U.S. Dollars	1,557,970	Goldman Sachs	6,515
06/16/21	U.S. Dollars	1,197,113	Euro	990,000	Citibank	5,697
05/26/21	Mexican Pesos	2,123,836	U.S. Dollars	98,849	Citibank	5,686
06/16/21	Euro	650,000	U.S. Dollars	776,587	Barclays	5,656

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2021: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
05/19/21	Russian Rubles	28,525,885	U.S. Dollars	373,055	HSBC	$ 5,357
06/16/21	U.S. Dollars	1,068,502	British Pounds	770,000	Barclays	4,960
05/12/21	U.S. Dollars	180,000	Colombian Pesos	657,690,000	Citibank	4,887
06/16/21	Euro	740,000	U.S. Dollars	885,760	JP Morgan Chase	4,793
06/16/21	Euro	650,000	British Pounds	562,941	Standard Chartered Bank	4,695
06/16/21	U.S. Dollars	654,984	Euro	540,910	Barclays	4,026
05/26/21	Mexican Pesos	1,479,058	U.S. Dollars	69,156	HSBC	3,643
06/16/21	U.S. Dollars	1,291,332	Euro	1,070,000	Morgan Stanley	3,640
06/16/21	U.S. Dollars	527,804	British Pounds	380,000	Morgan Stanley	2,939
05/19/21	U.S. Dollars	230,760	Russian Rubles	17,177,868	HSBC	2,885
05/04/21	Brazilian Reals	551,698	U.S. Dollars	99,000	Citibank	2,524
05/19/21	Russian Rubles	9,009,475	U.S. Dollars	117,358	Morgan Stanley	2,158
05/12/21	Euro	106,000	U.S. Dollars	125,404	JP Morgan Chase	2,066
06/07/21	Taiwan Dollars	3,285,700	U.S. Dollars	116,000	Citibank	2,040
06/16/21	U.S. Dollars	399,139	Euro	330,000	Toronto-Dominion Bank	2,000
05/12/21	U.S. Dollars	120,000	Mexican Pesos	2,394,609	Morgan Stanley	1,949
06/16/21	British Pounds	280,000	U.S. Dollars	384,863	Morgan Stanley	1,880
05/19/21	Russian Rubles	8,737,084	U.S. Dollars	114,155	Barclays	1,748
05/04/21	Brazilian Reals	189,354	U.S. Dollars	33,286	Morgan Stanley	1,559
05/12/21	U.S. Dollars	215,888	Mexican Pesos	4,351,062	Bank of America	1,388
06/16/21	U.S. Dollars	494,708	Euro	410,000	BNP Paribas	1,293
06/16/21	U.S. Dollars	999,988	Euro	830,000	Goldman Sachs	1,124
06/16/21	Euro	160,000	British Pounds	138,691	JP Morgan Chase	989
05/12/21	U.S. Dollars	116,000	Chilean Pesos	81,751,000	Citibank	986
07/01/21	Indonesian Rupiahs	1,136,905,000	U.S. Dollars	77,000	Morgan Stanley	956
05/12/21	Euro	164,000	Japanese Yen	21,450,018	BNP Paribas	932
05/12/21	Norwegian Kroner	498,218	Euro	49,000	Deutsche Bank	930
05/04/21	Brazilian Reals	93,833	U.S. Dollars	16,514	Deutsche Bank	753
05/12/21	U.S. Dollars	57,000	Colombian Pesos	211,498,500	Barclays	687
06/09/21	U.S. Dollars	97,000	Indian Rupees	7,189,640	JP Morgan Chase	677
05/24/21	Indonesian Rupiahs	1,326,000,000	U.S. Dollars	90,807	UBS	609
05/19/21	Russian Rubles	4,845,963	U.S. Dollars	63,794	BNP Paribas	491
05/24/21	Indonesian Rupiahs	703,000,000	U.S. Dollars	47,986	BNP Paribas	480
05/04/21	U.S. Dollars	71,800	Brazilian Reals	387,574	Deutsche Bank	478
06/02/21	U.S. Dollars	40,000	Brazilian Reals	215,368	Deutsche Bank	477
05/12/21	Polish Zloty	229,514	Euro	50,000	UBS	399
05/19/21	U.S. Dollars	28,216	Russian Rubles	2,099,132	Bank of America	370
05/19/21	Russian Rubles	1,923,152	U.S. Dollars	25,177	UBS	335
05/19/21	Russian Rubles	1,985,349	U.S. Dollars	26,043	Bank of America	294
05/12/21	U.S. Dollars	60,420	Euro	50,000	UBS	293
05/12/21	South African Rand	1,137,036	U.S. Dollars	78,000	Citibank	269

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2021: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

05/24/21	Indonesian Rupiahs	1,071,000,000	U.S. Dollars	73,576	JP Morgan Chase	$ 261
05/12/21	South Korean Won	67,142,400	U.S. Dollars	60,000	Deutsche Bank	240
05/12/21	U.S. Dollars	40,000	South African Rand	577,692	Bank of America	234
05/12/21	Euro	50,000	Polish Zloty	227,131	Bank of America	230
05/19/21	Russian Rubles	1,881,644	U.S. Dollars	24,758	Citibank	203
05/24/21	Indonesian Rupiahs	581,000,000	U.S. Dollars	39,876	Citibank	179
07/30/21	U.S. Dollars	40,000	Turkish Lira	345,800	JP Morgan Chase	164
07/15/21	Kazakhstan Tenge	8,587,316	U.S. Dollars	19,570	Deutsche Bank	99
06/16/21	U.S. Dollars	251,725	Euro	209,090	Bank of America	95
05/12/21	U.S. Dollars	116,000	Mexican Pesos	2,351,354	Citibank	82
06/16/21	U.S. Dollars	5,416	Mexican Pesos	109,000	UBS	65
05/12/21	U.S. Dollars	39,000	South African Rand	565,755	HSBC	56
06/16/21	Euro	50,000	Polish Zloty	227,957	Bank of America	45
05/12/21	U.S. Dollars	80,000	South Korean Won	89,160,000	Morgan Stanley	6

Total Unrealized Appreciation						$ 201,143

05/19/21	Russian Rubles	1,943,700	U.S. Dollars	25,801	Goldman Sachs	$ (16)
06/16/21	British Pounds	54,222	Euro	62,277	Barclays	(54)
05/12/21	U.S. Dollars	60,000	Chilean Pesos	42,693,000	Deutsche Bank	(65)
05/12/21	Chilean Pesos	82,355,360	U.S. Dollars	116,000	BNP Paribas	(134)
06/16/21	Euro	330,000	U.S. Dollars	397,297	Barclays	(158)
05/24/21	U.S. Dollars	92,719	Indonesian Rupiahs	1,347,865,386	Barclays	(206)
05/12/21	South Korean Won	66,642,000	U.S. Dollars	60,000	Morgan Stanley	(209)
05/12/21	Euro	49,000	Norwegian Kroner	492,297	BNP Paribas	(218)
05/12/21	U.S. Dollars	58,000	South African Rand	847,364	UBS	(329)
06/16/21	U.S. Dollars	386,413	British Pounds	280,000	Barclays	(330)
05/12/21	U.S. Dollars	66,997	Euro	56,000	JP Morgan Chase	(345)
06/16/21	British Pounds	372,403	Euro	427,723	Deutsche Bank	(372)
05/12/21	Mexican Pesos	920,014	U.S. Dollars	45,750	Bank of America	(395)
05/12/21	Mexican Pesos	1,551,885	U.S. Dollars	77,000	Goldman Sachs	(495)
06/02/21	Brazilian Reals	388,425	U.S. Dollars	71,800	Deutsche Bank	(519)
06/16/21	Indonesian Rupiahs	1,738,800,000	U.S. Dollars	120,000	JP Morgan Chase	(528)
06/16/21	U.S. Dollars	65,599	Euro	55,000	Standard Chartered Bank	(591)
06/07/21	U.S. Dollars	116,000	Taiwan Dollars	3,246,840	BNP Paribas	(644)
05/12/21	South African Rand	555,251	U.S. Dollars	39,000	UBS	(779)
06/16/21	U.S. Dollars	123,093	Euro	103,000	JP Morgan Chase	(862)
07/01/21	U.S. Dollars	77,000	Indonesian Rupiahs	1,135,750,000	Morgan Stanley	(877)
05/12/21	Japanese Yen	8,644,778	U.S. Dollars	80,000	JP Morgan Chase	(893)
05/19/21	Russian Rubles	6,504,847	U.S. Dollars	87,201	Morgan Stanley	(911)
06/16/21	U.S. Dollars	118,187	Euro	99,000	HSBC	(954)
05/26/21	U.S. Dollars	70,684	Mexican Pesos	1,455,655	UBS	(963)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2021: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/09/21	Indian Rupees	7,167,330	U.S. Dollars	97,000	JP Morgan Chase	$ (976)
06/16/21	U.S. Dollars	287,829	Euro	240,000	Citibank	(999)
06/16/21	U.S. Dollars	91,522	Euro	77,000	RBS	(1,144)
05/12/21	Mexican Pesos	2,118,169	U.S. Dollars	105,750	Morgan Stanley	(1,328)
06/16/21	Euro	330,000	U.S. Dollars	398,823	Goldman Sachs	(1,684)
05/04/21	U.S. Dollars	39,000	Brazilian Reals	221,536	Citibank	(1,767)
06/16/21	U.S. Dollars	118,642	Canadian Dollars	148,000	Citibank	(1,779)
05/12/21	U.S. Dollars	481,142	South African Rand	7,015,677	Deutsche Bank	(1,787)
05/12/21	Colombian Pesos	210,830,000	U.S. Dollars	58,000	Deutsche Bank	(1,866)
05/12/21	South African Rand	1,946,882	U.S. Dollars	136,000	State Street	(1,985)
06/16/21	British Pounds	277,278	Euro	320,000	Standard Chartered Bank	(2,121)
05/12/21	South African Rand	2,121,260	U.S. Dollars	148,142	BNP Paribas	(2,123)
05/12/21	Japanese Yen	21,290,890	Euro	164,000	UBS	(2,388)
05/12/21	South African Rand	2,521,869	U.S. Dollars	176,000	Bank of America	(2,405)
05/26/21	U.S. Dollars	103,184	Mexican Pesos	2,147,239	Barclays	(2,503)
05/04/21	U.S. Dollars	38,000	Brazilian Reals	220,599	UBS	(2,595)
05/12/21	Mexican Pesos	6,555,792	U.S. Dollars	326,000	Citibank	(2,809)
06/16/21	Euro	584,000	U.S. Dollars	706,225	UBS	(3,410)
06/16/21	Euro	2,070,000	U.S. Dollars	2,497,911	Citibank	(6,770)
05/12/21	Colombian Pesos	645,727,500	U.S. Dollars	179,000	Citibank	(7,072)
06/16/21	Euro	750,000	U.S. Dollars	910,597	State Street	(8,009)
06/16/21	British Pounds	1,150,000	U.S. Dollars	1,597,961	HSBC	(9,552)
06/16/21	U.S. Dollars	1,591,994	Euro	1,341,984	Bank of America	(23,017)
06/16/21	British Pounds	2,403,793	Euro	2,790,000	BNP Paribas	(37,446)
06/16/21	U.S. Dollars	5,152,348	Euro	4,318,379	BNP Paribas	(44,608)

Total Unrealized Depreciation						$(183,990)

Net Unrealized Appreciation						$ 17,153

Written Call Option Contracts outstanding at April 30, 2021:

Exchange Traded

Description	Number of Contracts		Notional Amount	Exercise Price	Expiration Date	Value

10-Year U.S. Treasury Note Future	16	USD	2,112,500	132.25	5/7/2021	$(3,500)
10-Year U.S. Treasury Note Future	6	USD	792,188	132.50	5/7/2021	(844)
10-Year U.S. Treasury Note Future	73	USD	9,638,281	134.00	5/21/2021	(2,281)
10-Year U.S. Treasury Note Future	32	USD	4,225,000	132.00	5/21/2021	(17,500)
10-Year U.S. Treasury Note Future	10	USD	1,320,313	131.50	5/21/2021	(8,594)
10-Year U.S. Treasury Note Future	6	USD	792,188	132.75	5/21/2021	(1,312)
10-Year U.S. Treasury Note Future	5	USD	660,156	132.25	5/21/2021	(2,109)
10-Year U.S. Treasury Note Future	2	USD	264,063	133.00	5/21/2021	(313)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Written Call Option Contracts outstanding at April 30, 2021:

Exchange Traded (continued)

Description	Number of Contracts		Notional Amount	Exercise Price	Expiration Date	Value

10-Year U.S. Treasury Note Future	18	USD	2,361,375	132.50	6/25/2021	$(6,469)
10-Year U.S. Treasury Note Future	12	USD	1,574,250	133.00	6/25/2021	(3,000)
2-Year Mid Curve Future	15	USD	3,710,250	99.12	12/10/2021	(4,875)
5-Year U.S. Treasury Note Future	10	USD	1,239,375	124.00	5/7/2021	(1,406)
5-Year U.S. Treasury Note Future	10	USD	1,239,375	123.75	5/21/2021	(3,906)
5-Year U.S. Treasury Note Future	4	USD	495,750	124.25	5/21/2021	(500)
U.S. Treasury Long Bond Future	2	USD	371,813	158.50	5/7/2021	(562)
U.S. Treasury Long Bond Future	26	USD	4,088,500	159.00	5/21/2021	(14,219)
U.S. Treasury Long Bond Future	10	USD	1,572,500	160.00	5/21/2021	(3,125)
U.S. Treasury Long Bond Future	8	USD	1,258,000	162.00	5/21/2021	(750)
U.S. Treasury Long Bond Future	7	USD	1,100,750	157.00	5/21/2021	(9,953)
U.S. Treasury Long Bond Future	6	USD	943,500	165.00	5/21/2021	(188)
U.S. Treasury Long Bond Future	4	USD	629,000	166.00	5/21/2021	(125)
U.S. Treasury Long Bond Future	4	USD	629,000	163.00	5/21/2021	(250)
U.S. Treasury Long Bond Future	15	USD	2,334,844	158.00	6/25/2021	(17,109)

Total Written Call Options Contracts (Premiums Received $165,412)						$(102,890)

Written Put Option Contracts outstanding at April 30, 2021:

Exchange Traded

Description	Number of Contracts		Notional Amount	Exercise Price	Expiration Date	Value

10-Year U.S. Treasury Note Future	10	USD	1,320,313	131.50	5/21/2021	$(3,281)
10-Year U.S. Treasury Note Future	9	USD	1,188,281	130.50	5/21/2021	(984)
10-Year U.S. Treasury Note Future	1	USD	132,031	132.00	5/21/2021	(516)
1-Year Mid Curve Future	320	USD	108,024,000	99.50	9/10/2021	(18,000)
2-Year Mid Curve Future	480	USD	118,926,000	99.12	9/10/2021	(198,000)
2-Year Mid Curve Future	389	USD	96,379,612	99.00	9/10/2021	(111,837)
2-Year Mid Curve Future	14	USD	3,462,900	98.75	12/10/2021	(5,338)
3-Year Mid Curve Future	451	USD	112,541,413	98.87	6/11/2021	(326,975)
3-Year Mid Curve Future	480	USD	119,760,000	98.62	9/10/2021	(363,000)
5-Year U.S. Treasury Note Future	29	USD	3,594,187	123.50	5/21/2021	(3,852)
5-Year U.S. Treasury Note Future	21	USD	2,602,687	123.75	5/21/2021	(4,266)
5-Year U.S. Treasury Note Future	2	USD	247,875	123.25	5/21/2021	(156)

Total Written Put Options Contracts (Premiums Received $ 569,121)						$(1,036,205)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Written Call Option Contracts outstanding at April 30, 2021:

Over the Counter

Description	Counterparty	Number of Contracts		Notional Amount	Exercise Price		Expiration Date	Value

Brazilian Real vs. U.S. Dollar	Morgan Stanley	1	USD	42,000	BRL	5.75	5/13/2021	$(48)
Brazilian Real vs. U.S. Dollar	Barclays	1	USD	100,000	BRL	5.75	6/18/2021	(904)
Brazilian Real vs. U.S. Dollar	Barclays	1	USD	80,000	BRL	5.75	6/21/2021	(757)
Canadian Dollar vs. U.S. Dollar	Deutsche Bank	1	USD	179,000	CAD	1.30	6/18/2021	(72)
Mexican Peso vs. U.S. Dollar	JPMorgan Chase	2	USD	201,000	MXN	21.00	5/3/2021	(9)
Mexican Peso vs. U.S. Dollar	Deutsche Bank	2	USD	116,000	MXN	22.00	5/6/2021	(1)
Mexican Peso vs. U.S. Dollar	Deutsche Bank	1	USD	240,000	MXN	20.85	6/25/2021	(3,022)
South African Rand vs. U.S. Dollar	BNP Paribas	1	USD	180,000	ZAR	15.00	5/26/2021	(1,103)
Turkish Lira vs. U.S. Dollar	Citibank	1	USD	72,000	TRY	9.50	6/29/2021	(738)

Total Written OTC Call Options Contracts (Premiums Received $ 15,889)								$(6,654)

Written Put Option Contracts outstanding at April 30, 2021:

Over the Counter

Description	Counterparty	Number of Contracts		Notional Amount		Exercise Price	Expiration Date	Value

Brazilian Real vs. U.S. Dollar	Barclays	1	USD	199,000	BRL	5.24	6/18/2021	$(1,774)
Brazilian Real vs. U.S. Dollar	Barclays	1	USD	160,000	BRL	5.24	6/21/2021	(1,488)
British Pound vs. Euro	Citibank	1	EUR	3,260,000	GBP	0.83	6/11/2021	(401)
Indonesian Rupiah vs. U.S. Dollar	Bank of America	1	USD	300,000	IDR	14,150.00	6/24/2021	(591)
Mexican Peso vs. U.S. Dollar	Barclays	2	USD	118,000	MXN	19.50	6/11/2021	(327)
Russian Ruble vs. U.S. Dollar	Citibank	2	USD	230,000	RUB	71.00	5/14/2021	(5)
Russian Ruble vs. U.S. Dollar	Deutsche Bank	1	USD	240,000	RUB	73.00	5/25/2021	(561)
South African Rand vs. U.S. Dollar	Citibank	4	USD	194,000	ZAR	14.35	4/29/2021	(1,700)
U.S. Dollar vs. Euro	Bank of America	1	EUR	4,234,500	USD	1.16	5/6/2021	— *

Total Written OTC Put Options Contracts (Premiums Received $28,700)								$(6,847)

*Amount rounds to less than one dollar.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Written Call Interest Rate Swaption Contracts outstanding at April 30, 2021:

Over the Counter

Description	Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Expiration Date	Exercise Rate	Notional Amount	Value

Interest Rate Swap Maturing 10/22/2031	1.68% Semi-Annually	3M USD LIBOR Quarterly	Deutsche Bank	10/20/2021	1.68%	7,500,000	$(125,104)
Interest Rate Swap Maturing 10/22/2031	1.72% Semi-Annually	3M USD LIBOR Quarterly	Morgan Stanley	10/20/2021	1.72	7,500,000	(139,559)

Total Written OTC Call Swaptions Contracts (Premiums Received $319,312)							$(264,663)

Written Put Interest Rate Swaption Contracts outstanding at April 30, 2021:

Over the Counter

Description	Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Expiration Date	Exercise Rate	Notional Amount	Value

Interest Rate Swap Maturing 10/22/2031	3M USD LIBOR Quarterly	1.72% Semi-Annually	Morgan Stanley	10/20/2021	1.72%	7,500,000	$(151,372)
Interest Rate Swap Maturing 10/22/2031	3M USD LIBOR Quarterly	1.68% Semi-Annually	Deutsche Bank	10/20/2021	1.68	7,500,000	(165,218)

Total Written OTC Put Swaptions Contracts (Premiums Received $319,313)							$(316,590)

Interest Rate Swap Contracts outstanding at April 30, 2021:

Exchange Traded

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

3M USD LIBOR (Quarterly)	0.19% (Semi-Annually)	6/15/2022	USD	6,485,000	$ 1,361	$ (18)	$ 1,379
28-Day MXN-TIIE-BANXICO (Monthly)	4.29% (Monthly)	1/13/2023	MXN	17,803,000	(9,366)	—	(9,366)
28-Day MXN-TIIE-BANXICO (Monthly)	4.18% (Monthly)	2/16/2023	MXN	8,464,500	(5,784)	—	(5,784)
28-Day MXN-TIIE-BANXICO (Monthly)	5.22% (Monthly)	3/29/2023	MXN	10,836,000	2,061	—	2,061
28-Day MXN-TIIE-BANXICO (Monthly)	4.92%(Monthly)	4/25/2023	MXN	10,645,000	(1,301)	—	(1,301)
28-Day MXN-TIIE-BANXICO (Monthly)	4. 68% (Monthly)	2/27/2024	MXN	11,883,000	(11,305)	—	(11,305)
28-Day MXN-TIIE-BANXICO (Monthly)	5. 50% (Monthly)	3/21/2024	MXN	3,495,034	402	—	402
28-Day MXN-TIIE-BANXICO (Monthly)	5. 47% (Monthly)	3/21/2024	MXN	3,490,966	259	—	259
0.51% (Semi-Annually)	3M USD LIBOR (Quarterly)	4/7/2024	USD	966,000	(1,436)	—	(1,436)
28-Day MXN-TIIE-BANXICO (Monthly)	5. 31% (Monthly)	4/22/2024	MXN	7,028,000	(1,389)	—	(1,389)
0.63% (At Maturity)	1-Day GBP Sterling Overnight Index Average Rate (At Maturity)	3/1/2025	GBP	3,520,000	4,794	—	4,794

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Interest Rate Swap Contracts outstanding at April 30, 2021:

Exchange Traded (continued)

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

0.64% (At Maturity)	1-Day GBP Sterling Overnight Index Average Rate (At Maturity)	3/1/2025	GBP	3,520,000	$ 4,650	$ —	$ 4,650
0.61% (At Maturity)	1-Day GBP Sterling Overnight Index Average Rate (At Maturity)	3/11/2025	GBP	7,080,000	12,703	—	12,703
0.70% (At Maturity)	1-Day GBP Sterling Overnight Index Average Rate (At Maturity)	4/12/2025	GBP	5,950,000	4,856	—	4,856
1- Day EUR EONIA (At Maturity)	(0.29)% (At Maturity)	4/15/2025	EUR	6,430,000	(5,635)	—	(5,635)
1- Day EUR EONIA (At Maturity)	(0.29)% (At Maturity)	4/23/2025	EUR	6,670,000	(2,102)	—	(2,102)
0.69% (At Maturity)	1-Day GBP Sterling Overnight Index Average Rate (At Maturity)	4/29/2025	GBP	2,944,000	3,125	1,086	2,039
1- Day EUR EONIA (At Maturity)	(0.24)% (At Maturity)	4/30/2025	EUR	12,971,000	(4,099)	(421)	(3,678)
3M USD LIBOR (Quarterly)	1.10% (Semi-Annually)	12/18/2025	USD	18,094,000	(117,602)	—	(117,602)
0.45% (Semi-Annually)	3M USD LIBOR (Quarterly)	5/15/2027	USD	8,519,000	349,300	(6,282)	355,582
1.25% (Semi-Annually)	3M USD LIBOR (Quarterly)	2/15/2028	USD	13,752,000	66,781	53,950	12,831
1.35% (Semi-Annually)	3M USD LIBOR (Quarterly)	2/15/2028	USD	39,587,000	(63,659)	(147,638)	83,979
0.80% (Semi-Annually)	3M USD LIBOR (Quarterly)	11/15/2045	USD	8,645,000	2,169,944	78,265	2,091,679
1.20% (Semi-Annually)	3M USD LIBOR (Quarterly)	2/15/2047	USD	1,230,000	222,145	30,431	191,714
1.23% (Semi-Annually)	3M USD LIBOR (Quarterly)	2/15/2047	USD	180,000	31,552	(515)	32,067
1.60% (Semi-Annually)	3M USD LIBOR (Quarterly)	2/15/2047	USD	814,000	79,156	4,735	74,421
2.00% (Semi-Annually)	3M USD LIBOR (Quarterly)	2/15/2047	USD	3,799,000	65,448	(3,334)	68,782
1.20% (Semi-Annually)	3M USD LIBOR (Quarterly)	10/7/2050	USD	1,437,000	292,254	7,017	285,237
1.50% (Semi-Annually)	3M USD LIBOR (Quarterly)	3/8/2051	USD	1,645,791	219,930	—	219,930
3M USD LIBOR (Quarterly)	1.70% (Semi-Annually)	3/8/2051	USD	822,900	(71,062)	—	(71,062)
3M USD LIBOR (Quarterly)	1.77% (Semi-Annually)	3/8/2051	USD	822,891	(57,445)	—	(57,445)
2.05% (Semi-Annually)	3M USD LIBOR (Quarterly)	6/7/2051	USD	1,320,000	10,950	11,624	(674)

Total					$3,189,486	$ 28,900	$3,160,586

Interest Rate Swap Contracts outstanding at April 30, 2021:

Over the Counter

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

1.42% (Semi-Annually)	1-Day CLP ICP (Semi-Annually)	Bank of America	4/1/2023	CLP	357,254,000	$(1,481)	$—	$(1,481)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Interest Rate Swap Contracts outstanding at April 30, 2021:

Over the Counter (continued)

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

7-Day CNY Reverse Repo Rate (Quarterly)	2.93% (Quarterly)	Bank of America	6/16/2026	CNY	35,683,000	$41,064	$—	$41,064

Total						$39,583	$—	$39,583

Credit Default Swap Contracts outstanding - Sell Protection as of April 30, 2021:

Exchange Traded

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date		Notional Amount(1)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)

Markit CDX North America Investment Grade Index Series 36 (Receive Quarterly)	0.51%	1.00%	6/20/2026	USD	123,397,000	$3,199,760	$2,679,813	$519,947

Total						$3,199,760	$2,679,813	$519,947

(1)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Credit Default Swap Contracts outstanding - Buy Protection at April 30, 2021:

Over the Counter

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty		Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)

Federal Republic of Brazil, 4.25%, Due: 01/07/2025 (Pay Quarterly)	1.00%	6/20/2026	Barclays	USD	593,000	$ 25,310	$ 33,611	$ (8,301)
Republic of Chile, 3.24%, Due: 02/06/2028 (Pay Quarterly)	1.00%	6/20/2026	Goldman Sachs	USD	79,000	(1,974)	(1,618)	(356)
Republic of Colombia, 10.38%, Due: 01/28/2033 (Pay Quarterly)	1.00%	6/20/2026	Citibank	USD	734,966	8,814	11,509	(2,695)
Republic of Indonesia, 3.70%, Due: 01/08/2022 (Pay Quarterly)	1.00%	6/20/2026	JPMorgan Chase	USD	470,000	(5,838)	(2,665)	(3,173)
Republic of Philippines, 10.63%, Due: 03/16/2025 (Pay Quarterly)	1.00%	6/20/2026	Goldman Sachs	USD	198,269	(5,629)	(5,265)	(364)
Republic of South Africa, 5.88%, Due: 09/16/2025 (Pay Quarterly)	1.00%	6/20/2026	Goldman Sachs	USD	1,490,852	81,967	103,829	(21,862)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Credit Default Swap Contracts outstanding - Buy Protection at April 30, 2021:

Over the Counter (continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty		Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)

United Mexican States, 4.15%, Due: 03/28/2027 (Pay Quarterly)	1.00%	6/20/2026	Morgan Stanley	USD	638,000	$ (2,563)	$ 4,133	$ (6,696)

Total						$100,087	$143,534	$(43,447)

Inflation Swap Contracts outstanding at April 30, 2021:

Exchange Traded

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

1-Day U.S. Consumer Price Index (At Maturity)	2.32% (At Maturity)	1/25/2031	USD	1,480,000	$ (40,346)	$—	$ (40,346)
1-Day U.S. Consumer Price Index (At Maturity)	2.34% (At Maturity)	1/25/2031	USD	1,480,000	(38,360)	—	(38,360)
1-Day U.S. Consumer Price Index (At Maturity)	2.34% (At Maturity)	3/4/2031	USD	526,000	(12,910)	—	(12,910)
1-Day Eurostat Eurozone HICP Ex Tobacco (At Maturity)	1.39% (At Maturity)	4/15/2031	EUR	1,190,000	(6,113)	—	(6,113)
1-Day Eurostat Eurozone HICP Ex Tobacco (At Maturity)	1.41% (At Maturity)	4/15/2031	EUR	570,000	(1,580)	—	(1,580)
1-Day Eurostat Eurozone HICP Ex Tobacco (At Maturity)	1.38% (At Maturity)	4/15/2031	EUR	570,000	(3,605)	—	(3,605)
1-Day U.S. Consumer Price Index (At Maturity)	2.47% (At Maturity)	4/26/2031	USD	3,411,000	(27,358)	—	(27,358)
1-Day U.S. Consumer Price Index (At Maturity)	2.54% (At Maturity)	5/5/2031	USD	910,000	—	—	—
1-Day U.S. Consumer Price Index (At Maturity)	2.55% (At Maturity)	5/5/2031	USD	910,000	—	—	—
1-Day UK RPI (At Maturity)	3.33% (At Maturity)	11/15/2040	USD	38,000	(3,804)	—	(3,804)
1-Day UK RPI (At Maturity)	3.38% (At Maturity)	12/15/2040	GBP	132,000	(10,449)	—	(10,449)
1-Day UK RPI (At Maturity)	3.37% (At Maturity)	12/15/2040	GBP	56,000	(4,714)	—	(4,714)
1-Day UK RPI (At Maturity)	3.35% (At Maturity)	12/15/2040	GBP	23,000	(2,098)	—	(2,098)
1-Day UK RPI (At Maturity)	3.42% (At Maturity)	3/15/2041	GBP	128,000	(8,221)	—	(8,221)

Total					$(159,558)	$—	$(159,558)

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Total Return Swap Contracts outstanding as of April 30, 2021:

Over the Counter

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

3M USD LIBOR (Quarterly)	Markit iBoxx USD Liquid High Yield Index (At Maturity)	JPMorgan Chase	6/21/2021	USD	2,940,000	$14,894	$(290)	$15,184

Total						$14,894	$(290)	$15,184

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Fund’s investments carried at fair value:

Morningstar Total Return Bond Fund	Level 1	Level 2	Level 3	Totals

Investments

Assets:
Asset-Backed Securities	$—	$63,172,794	$—	$63,172,794
Corporate Bonds	—	201,402,887	151,633	201,554,520
Foreign Issuer Bonds	—	81,052,021	—	81,052,021
Mortgage-Backed Securities	—	231,920,409	—	231,920,409
Municipal Bonds	—	2,781,372	—	2,781,372
Term Loans	—	14,383	—	14,383
U.S. Government Obligations	—	127,935,958	—	127,935,958
Investment Companies	88,551,525	—	—	88,551,525
Short-Term Investments	116,604,181	17,389,128	—	133,993,309
Purchased Options	1,817,468	85,433	—	1,902,901

Total Assets – Investments at value	$206,973,174	$725,754,385	$151,633	$932,879,192
Liabilities:
Mortgage-Backed Securities	$—	$(17,268,110)	$—	$(17,268,110)
U.S. Government Obligations	—	(5,579,719)	—	(5,579,719)

Total Liabilities – Investments at value	$—	$(22,847,829)	$—	$(22,847,829)

Net Investments	$206,973,174	$702,906,556	$151,633	$910,031,363

Morningstar Total Return Bond Fund	Level 1	Level 2	Level 3	Totals

Derivative Financial Instruments

Assets:
Futures Contracts	$401,890	$—	$—	$401,890
Forward Foreign Currency Exchange Contracts	—	201,143	—	201,143
Swap Agreements at Fair Value	—	6,913,480	—	6,913,480

Total Assets - Derivative Financial Instruments	$401,890	$7,114,623	$—	$7,516,513
Liabilities:
Futures Contracts	$(949,449)	$—	$—	$(949,449)
Forward Foreign Currency Exchange Contracts	—	(183,990)	—	(183,990)
Written Options at Fair Value	(1,139,095)	(594,754)	—	(1,733,849)
Swap Agreements at Fair Value	—	(529,228)	—	(529,228)

Total Liabilities - Derivative Financial Instruments	$(2,088,544)	$(1,307,972)	$—	$(3,396,516)

Net Derivative Financial Instruments	$(1,686,654)	$5,806,651	$—	$4,119,997

Investments classified within Level 3 of the fair value hierarchy are valued by Morningstar Investment Management LLC (“MIM”) in good faith under procedures adopted by authority of the Fund’s Board of Trustees. MIM employs various methods to determine fair valuations including regular review of key inputs and

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Schedule of Investments (continued)

Morningstar Total Return Bond Fund

assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. MIM reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, MIM will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments

Morningstar Municipal Bond Fund

	Par	Value

Municipal Bonds – 82.8%

Alabama – 1.4%
Alabama Federal Aid Highway Finance Authority Special Obligation GARVEE Bonds, Series A, 5.00%, 6/01/37	$545,000	$674,369
Black Belt Energy Gas District Gas Prepay Revenue Bonds, Series A-1, Project No. 4, 4.00%, 6/01/24	500,000	553,842
Black Belt Energy Gas District Gas Prepay Revenue Bonds, Series A-1, Project No. 5, 4.00%, 10/01/26(a)(b)(c)	500,000	582,118
Black Belt Energy Gas District Gas Supply Revenue Refunding Bonds, 4.00%, 12/01/31(a)(b)(c)	500,000	619,704
Jefferson County Sewer Warrants Senior Lien Revenue Bonds, Series A (AGM Insured), 5.50%, 10/01/53	300,000	338,092
Lower Alabama Gas District Gas Project Revenue Bonds, 4.00%, 12/01/25(a)(b)(c)	500,000	572,127
Mobile Industrial Development Board PCR Bonds, Alabama Power Company Barry Plant Project, 1.00%, 6/26/25(a)(b)(c)	1,000,000	1,015,168
Tuscaloosa County IDA Gulf Opportunity Zone Revenue Refunding Bonds, Series A, Hunt Refining Project, 5.25%, 5/01/44(d)	310,000	360,192
University of South Alabama University Revenue Bonds (BAM Insured), 5.00%, 4/01/27	375,000	465,535
University of West Alabama University Revenue Refunding Bonds (AGM Insured), 5.00%, 1/01/27	505,000	612,566

		5,793,713

Arizona – 0.8%
Arizona Board of Regents Refunding COPS, Series C, University of Arizona, 5.00%, 6/01/28	400,000	419,306

	Par	Value

Arizona (Continued)
Chandler IDA Industrial Development Variable Revenue Bonds (AMT), Intel Corp., Project, 2.70%, 8/14/23(a)(b)(c)	$500,000	$525,348
Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group, 5.00%, 1/01/27	475,000	589,427
Phoenix Civic Improvement Corp., Airport Senior Lien Revenue Refunding Bonds (AMT), 5.00%, 7/01/30	250,000	273,042
Pima County IDA Education Revenue Facility Revenue Bonds, Paideia Academies Project, 6.13%, 7/01/45(d)	240,000	260,397
Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Salt River Project, 5.00%, 1/01/32	400,000	529,324
Salt River Project Agricultural Improvement & Power District Electric Revenue Refunding Bonds, Series A, 5.00%, 12/01/28	300,000	308,377
Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 12/01/45	500,000	582,045

		3,487,266

California – 6.0%
Anaheim Housing & Public Improvement Authority Revenue Bonds, Series A, 5.00%, 10/01/50	900,000	1,060,078
Anaheim Public Financing Authority Lease Revenue Refunding Bonds, Series A, 5.00%, 5/01/46	250,000	272,556
Bay Area Toll Authority Toll Bridge Variable Revenue Bonds, San Francisco Bay Area, (SIFMA Municipal Swap Index Yield + 0.90%), 0.96%, 5/01/23(a)(c)	700,000	705,814

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

California (Continued)
Bay Area Toll Bridge Authority Variable Revenue Refunding Bonds, San Francisco Bay, (SIFMA Municipal Swap Index Yield + 0.28%), 0.32%, 4/01/24(a)(c)	$250,000	$249,345
(SIFMA Municipal Swap Index Yield + 0.45%), 0.51%, 4/01/26(a)(c)	2,000,000	2,002,586
California HFA Municipal Certificates Revenue Bonds, Series 2, Class A, 4.00%, 3/20/33	244,920	287,008
California PFA Revenue Refunding Bonds, Henry Mayo Newhall Hospital, 5.00%, 10/15/47	400,000	457,147
California State GO Unlimited Refunding Bonds,
4.00%, 10/01/37	300,000	362,305
4.00%, 11/01/37	1,400,000	1,710,119
California State Health Facilities Financing Authority Revenue Bonds, City of Hope Obligated Group, 5.00%, 11/15/49	500,000	597,726
California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, Prerefunded, 5.00%, 11/15/25(e)	500,000	602,911
California State Health Facilities Financing Authority Revenue Refunding Bonds, Marshall Medical Center (California Mortgage Insured), 4.00%, 11/01/40	750,000	881,030
California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Los Angeles County Museum of Natural History Foundation, 4.00%, 7/01/50	1,210,000	1,392,783
California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Series B, 5.00%, 11/01/29	1,000,000	1,309,270

	Par	Value

California (Continued)
California State Municipal Finance Authority Revenue Bonds, Charter School John Adams Academies-Lincoln Project, 5.00%, 10/01/57(d)	$330,000	$349,437
California State Municipal Finance Authority Revenue Refunding Bonds, Series A, Eisenhower Medical Center, 5.00%, 7/01/25	650,000	761,433
California State Municipal Finance Authority Student Housing Revenue Bonds, Series A-P3, Claremont Colleges Project, 5.00%, 7/01/30(d)	320,000	376,953
California State Municipal Finance Authority Student Housing Revenue Bonds, UCR North District Phase 1 (BAM Insured), 5.00%, 5/15/28	500,000	629,670
California State Public Works Board Lease Revenue Bonds, Series B, 4.00%, 5/01/46	200,000	239,383
California State Various Purpose Bid Group GO Unlimited Refunding Bonds, 5.00%, 8/01/30	600,000	771,339
California Statewide Communities Development Authority Revenue Bonds, Lancer Educational Standard Housing Project, 5.00%, 6/01/34(d)	375,000	437,195
California Statewide Communities Development Authority Revenue Bonds, Loma Linda University Medical, 5.50%, 12/01/58(d)	500,000	592,400
California Statewide Communities Development Authority Revenue Bonds, Series A, Loma Linda University Medical Center, 5.25%, 12/01/56(d)	250,000	281,671
California Statewide Communities Development Authority Special Assessment Bonds, Statewide Community Infrastructure Program, 5.00%, 9/02/34	100,000	122,743

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

California (Continued)
California Tobacco Securitization Agency Tobacco Settlement Senior Revenue Refunding Bonds, Series A, 4.00%, 6/01/40	$300,000	$356,881
Cathedral City Redevelopment Agency Successor Agency Tax Allocation Revenue Refunding Bonds, Merged Redevelopment Project Area (BAM Insured), 4.00%, 8/01/26	250,000	287,875
Foothill Eastern Transportation Corridor Agency Toll Road Junior Lien Revenue Bonds, Series C, 5.00%, 1/15/26	200,000	238,749
Foothill Eastern Transportation Corridor Agency Toll Road Senior Lien Revenue Refunding Bonds, Series A, 4.00%, 1/15/46	250,000	293,390
Fresno Airport Revenue Refunding Bonds, Series B (AMT) (BAM Insured), 5.00%, 7/01/28	390,000	426,387
Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport, 5.00%, 5/15/34	510,000	598,039
Los Angeles Department of Airports Airport Subordinate Revenue Bonds, Series C (AMT), Los Angeles International Airport, 5.00%, 5/15/29	1,000,000	1,241,884
Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), 5.00%, 8/01/35	1,250,000	1,402,401
Mesa Water District COPS, 4.00%, 3/15/39	300,000	360,452
Port of Oakland Intermediate Lien Revenue Refunding Bonds (AMT), 5.00%, 11/01/29	250,000	323,687
Rocklin Community Facilities District No. 10 Special Tax Bonds, 5.00%, 9/01/34	150,000	169,457

	Par	Value

California (Continued)
San Diego County Regional Airport Authority Subordinate Revenue Refunding Bonds, Series A, 4.00%, 7/01/37	$300,000	$352,428
San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/01/44	250,000	306,436
San Francisco City & County Airports Community International Revenue Refunding Bonds, Second Series A (AMT), 5.00%, 5/01/28	500,000	523,204
Sunnyvale Financing Authority Lease Revenue Bonds, Green Bonds, Civic Center Project, 4.00%, 4/01/34	865,000	1,051,416
Susanville Natural Gas Revenue Refunding Bonds, Natural Gas Enterprise (AGM Insured), 3.00%, 6/01/26	595,000	649,633
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Refunding Bonds, San Diego Asset Securities, 5.00%, 6/01/35	100,000	127,906

		25,163,127

Colorado – 2.8%
Aurora Crossroads Metropolitan District No. 2 Senior Lien GO Limited Bonds, Series A, 5.00%, 12/01/40	500,000	547,496
Colorado Educational & Cultural Authority Revenue Refunding Bonds, Prospect Ridge Academy Project (Moral Obligation Insured),
5.00%, 3/15/25	485,000	564,445
5.00%, 3/15/26	510,000	611,749
5.00%, 3/15/29	590,000	757,524
5.00%, 3/15/30	310,000	405,021
5.00%, 3/15/35	590,000	754,990
Colorado High Performance Transportation Enterprise Revenue Bonds, C-470 Express Lane, 5.00%, 12/31/56	1,000,000	1,144,372

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Colorado (Continued)
Colorado State Bridge Enterprise Revenue Bonds (AMT), Central 70 Project, 4.00%, 12/31/24	$630,000	$696,036
Colorado State COPS, Series A, 4.00%, 12/15/35	1,250,000	1,534,802
Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Sanford Health, Series A, 5.00%, 11/01/34	200,000	258,139
Colorado State Health Facilities Authority Hospital Variable Revenue Refunding Bonds, Adventhealth Obligation, 5.00%, 11/19/26(a)(b)(c)	1,000,000	1,232,609
Denver City & County Airport System Subordinate Revenue Refunding Bonds, Series A (AMT), 5.25%, 12/01/43	500,000	620,648
Denver Convention Center Hotel Authority Senior Revenue Refunding Bonds, 5.00%, 12/01/40	250,000	287,135
E-470 Public Highway Authority Senior Revenue Refunding Bonds, Series A,
5.00%, 9/01/23	150,000	166,123
5.00%, 9/01/40	810,000	908,084
Park Creek Metropolitan District Revenue Refunding Bonds, Series A (NATL, IBC Insured), 5.00%, 12/01/45	500,000	576,465
Sand Creek Metropolitan District GO Limited Refunding Bonds, Series A (AGM Insured),
4.00%, 12/01/22	125,000	131,834
4.00%, 12/01/23	180,000	195,739
University of Colorado Enterprise Variable Revenue Bonds, Series C, Green Bond, 2.00%, 10/15/24(a)(b)(c)	250,000	263,376

		11,656,587

	Par	Value

Connecticut – 1.3%
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B-1, 5.00%, 1/01/25(a)(b)(c)	$500,000	$579,226
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series F, Masonicare Issue, 5.00%, 7/01/27	220,000	253,471
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series K, Sacred Heart University, 5.00%, 7/01/27	400,000	492,938
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series R, Trinity College, 5.00%, 6/01/32	265,000	341,367
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, University of Hartford,
5.00%, 7/01/24	240,000	267,870
5.00%, 7/01/25	260,000	297,793
5.00%, 7/01/31	500,000	604,667
4.00%, 7/01/39	120,000	130,564
4.00%, 7/01/49	100,000	107,128
Connecticut State Special Tax Obligation Revenue Bonds, 5.00%, 5/01/32	500,000	656,276
Hamden GO Unlimited Refunding Bonds, Series A (BAM Insured), 5.00%, 8/01/24	500,000	571,576
Hamden Revenue Refunding Bonds, Whitney Center Project, 5.00%, 1/01/40	125,000	133,931
Hartford County Metropolitan District GO Unlimited Bonds, 5.00%, 7/15/35	750,000	936,277

		5,373,084

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Delaware – 0.1%
Kent County Student Housing & Dining Facilities Revenue Bonds, CHF-Dover LLC-Delaware State University Project,
5.00%, 7/01/32	$250,000	$286,458
5.00%, 7/01/48	100,000	111,602

		398,060

District of Columbia – 1.8%
District of Columbia Revenue Bonds, Ingleside Rock Creek Project, 5.00%, 7/01/52	400,000	416,457
District of Columbia Revenue Bonds, KIPP DC Project, 4.00%, 7/01/39	100,000	112,216
District of Columbia Revenue Refunding Bonds, National Public Radio, Prerefunded, 4.00%, 4/01/26(e)	250,000	292,770
District of Columbia University Revenue Refunding Bonds, Georgetown University, 5.00%, 4/01/29	350,000	422,751
District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series B, 5.00%, 10/01/49	500,000	615,112
District of Columbia Water & Sewer Authority Public Utility Subordinate Lien Revenue Bonds, Series A, Prerefunded, 5.00%, 10/01/23(e)	650,000	726,091
District of Columbia Water & Sewer Authority Public Utility Subordinate Lien Revenue Bonds, Series B, 5.00%, 10/01/37	750,000	884,468
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Refunding Bonds, Dulles Metrorail & Capital Improvement Projects, 5.00%, 10/01/53	750,000	777,574
Metropolitan Washington Airports Authority Dulles Toll Road Subordinate Lien Revenue Refunding Bonds, Dulles Metrorail & Capital Improvement Projects, Series B,
4.00%, 10/01/35	350,000	411,216
5.00%, 10/01/47	200,000	245,670

	Par	Value

District of Columbia (Continued)
Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/01/43	$500,000	$609,738
Washington Metropolitan Area Transit Authority Dedicated Revenue Bonds, Series A, 4.00%, 7/15/40	1,000,000	1,196,524
Washington Metropolitan Area Transit Authority Gross Revenue Bonds, 5.00%, 7/01/43	300,000	362,088
Washington Metropolitan Area Transit Authority Gross Revenue Bonds, Series B, 5.00%, 7/01/35	360,000	441,134

		7,513,809

Florida – 3.2%
Alachua County Health Facilities Authority Revenue Bonds, Shands Teaching Hospital & Clinics, 5.00%, 12/01/44	500,000	561,987
Broward County Airport System Revenue Bonds, Series A (AMT), 5.00%, 10/01/36	750,000	937,429
Central Florida Expressway Authority Senior Lien Revenue Refunding Bonds, 5.00%, 7/01/42	350,000	426,086
Davie Educational Facilities Revenue Bonds, Series B, Nova Southeastern University Project , Prerefunded, 5.00%, 4/01/23(e)	250,000	272,945
Florida State Board of Education Public Education GO Unlimited Refunding Bonds, Capital Outlay, Series E, 5.00%, 6/01/31	1,000,000	1,181,709
Florida State Municipal Power Agency Revenue Refunding Bonds, Series A, 5.00%, 10/01/31	300,000	365,556
Greater Orlando Aviation Authority Airport Facilities Revenue Bonds, Series A (AMT),
5.00%, 10/01/40	500,000	584,207
5.00%, 10/01/44	1,000,000	1,235,385

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Florida (Continued)
Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, 5.00%, 10/01/40	$470,000	$536,074
JEA Bulk Power Supply System Revenue Bonds, Scherer 4 Project, Series A, 3.00%, 10/01/22	225,000	225,417
JEA Electric System Revenue Refunding Bonds, Series Three A, 4.00%, 10/01/37	1,395,000	1,657,173
Lee Memorial Health System Hospital Revenue Refunding Bonds, Series A-1, 5.00%, 4/01/44	600,000	736,723
Leon County School District Sales TRB, 4.00%, 9/01/26	800,000	866,886
Miami-Dade County Aviation Revenue Bonds, Series A (AMT), 5.00%, 10/01/49	250,000	305,363
Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/01/33	500,000	568,299
Miami-Dade County Educational Facilities Authority Revenue Refunding Bonds, Series A, University of Miami, 5.00%, 4/01/30	250,000	290,126
Osceola County Florida Transportation Revenue Refunding CABS, Series A-2,
0.00%, 10/01/25(f)	125,000	117,322
0.00%, 10/01/26(f)	275,000	252,156
0.00%, 10/01/27(f)	360,000	321,730
Tampa Capital Improvement Cigarette Tax Allocation Revenue CABS, Series A, 0.00%, 9/01/38(f)	250,000	147,673
Tampa Hospital Revenue Bonds, H. Lee Moffitt Cancer Center,
5.00%, 7/01/23	150,000	165,052
5.00%, 7/01/25	150,000	177,201
5.00%, 7/01/26	125,000	152,089
5.00%, 7/01/27	125,000	155,985

	Par	Value

Florida (Continued)
Village Community Development District No. 13 Special Assessment Bonds, Limited Offering, 2.63%, 5/01/24	$500,000	$509,589
Volusia County Educational Facilities Authority Revenue Refunding Bonds, Embry-Riddle Aeronautical, 5.00%, 10/15/44	500,000	618,139

		13,368,301

Georgia – 2.6%
Atlanta Development Authority Senior Lien Revenue Bonds, Series A-1, 5.00%, 7/01/30	200,000	231,531
Atlanta Urban Residential Finance Authority MFH Revenue Bonds, Creekside at Adamsville Place, 1.95%, 5/01/22(b)(c)	500,000	500,000
Bartow County Development Authority Revenue Bonds, Georgia Power Company Plant Bowen Project, 1.55%, 8/19/22(a)(b)(c)	500,000	508,050
Bartow County Development Authority Variable Revenue Refunding Bonds, Georgia Power Company Plant Bowen Project, 2.75%, 3/15/23(a)(b)(c)	500,000	522,273
Brookhaven Development Authority Revenue Bonds, Children’s Healthcare of Atlanta, 4.00%, 7/01/49	1,000,000	1,161,456
Burke County Development Authority PCR Refunding Bonds, Georgia Power Company Plant Vogtle Project, 1.55%, 8/19/22(a)(b)(c)	100,000	101,610
Fulton County Development Authority Transportation Corp., Toll Revenue Refunding Bonds, Robert W. Woodruff Arts Center, Inc., Project, 5.00%, 3/15/32	200,000	247,579
Gainesville & Hall County Hospital Authority Revenue Refunding Bonds, Northeast Georgia Health System, Inc., Project, 5.00%, 2/15/37	500,000	599,850

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Georgia (Continued)
Gainesville & Hall County Hospital Authority Revenue Refunding Bonds, Series S, Northeast Georgia Health System, Inc., Project (County Gtd), 5.50%, 8/15/54	$500,000	$575,296
Glynn-Brunswick Memorial Hospital Authority Revenue Refunding Anticipation Certificates Bonds, Southeast Georgia Health System, 5.00%, 8/01/34	530,000	605,790
Griffin-Spalding County Hospital Authority Revenue Anticipation Certificates Bonds, Wellstar, 5.00%, 4/01/35	150,000	180,385
Main Street Natural Gas Inc., Gas Supply Variable Revenue Bonds, Series B,
4.00%, 12/01/23	355,000	388,338
4.00%, 12/02/24(a)(b)(c)	100,000	111,776
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A, 4.00%, 9/01/23(a)(b)(c)	370,000	399,374
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series C, 4.00%, 9/01/26(a)(b)(c)	1,110,000	1,286,934
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Subseries C, 4.00%, 12/01/23(a)(b)(c)	500,000	543,361
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Third Indenture Series, 4.00%, 7/01/44	300,000	320,548
Municipal Electric Authority of Georgia Power Revenue Refunding Bonds, Series HH, 5.00%, 1/01/29	500,000	622,008
Private Colleges & Universities Authority Revenue Refunding Bonds, Series B, Emory University, 4.00%, 9/01/40	1,500,000	1,810,866

		10,717,025

	Par	Value

Hawaii – 0.1%
Hawaii State Airports System Revenue Refunding Bonds (AMT), 5.00%, 7/01/23	$500,000	$505,171

Illinois – 7.0%
Barrington Alternative Revenue Source GO Unlimited Bonds, 4.50%, 12/15/34	235,000	278,151
Chicago Board of Education GO Unlimited Bonds, Series A, 5.00%, 12/01/38	500,000	613,008
Chicago City Colleges Capital Appreciation GO Unlimited Bonds (NATL Insured), 0.00%, 1/01/30(f)	750,000	611,646
Chicago GO Unlimited Bonds, Series A, 5.50%, 1/01/49	100,000	120,418
Chicago GO Unlimited Refunding Bonds, Project Series A, 5.00%, 1/01/35	350,000	377,745
Chicago GO Unlimited Refunding Bonds, Series A, 5.00%, 1/01/23	400,000	427,161
Chicago Midway Airport Second Lien Revenue Refunding Bonds, Series A (AMT), 5.00%, 1/01/31	1,045,000	1,157,255
Chicago O’Hare International Airport Senior Lien General Revenue Bonds, Series D (AMT), 5.00%, 1/01/26	140,000	166,865
Chicago O’Hare International Airport Senior Lien Revenue Refunding Bonds, Series A (AMT), 5.00%, 1/01/31	250,000	313,413
Chicago Park District GO Limited Tax Refunding Bonds, Series B, 5.00%, 1/01/26	395,000	436,281
Chicago Wastewater Transmission Second Lien Revenue Bonds, 5.00%, 1/01/39	500,000	555,108
Cook County GO Unlimited Refunding Bonds, Series A, 5.00%, 11/15/25	1,000,000	1,192,828
Cook County Sales TRB, 5.00%, 11/15/37	500,000	534,586
Hillside Incremental Tax Allocation Revenue Refunding Bonds, 5.00%, 1/01/24	100,000	103,646

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Illinois (Continued)
Illinois State Finance Authority Revenue Refunding Bonds, Navistar International Corp., 4.75%, 8/01/30(a)(b)(c)(d)	$100,000	$105,805
Illinois State Finance Authority Revenue Refunding Bonds, Series A, Lutheran Communities, 5.00%, 11/01/40	350,000	389,940
Illinois State Finance Authority Revenue Refunding Bonds, Series A, University Of Chicago, 10/01/28(g)	2,500,000	3,202,972
Illinois State Finance Authority Revenue Refunding Bonds, Series C, Presence Health Network, 5.00%, 2/15/23	500,000	543,198
Illinois State Finance Authority Variable Revenue Bonds, Series B-2, 5.00%, 11/15/26(a)(b)(c)	500,000	600,942
Illinois State GO Unlimited Bonds,
5.38%, 5/01/23	250,000	273,966
5.50%, 5/01/25	845,000	999,620
5.50%, 7/01/26	460,000	506,393
Illinois State GO Unlimited Bonds, Series A, 5.00%, 3/01/28	1,500,000	1,845,861
Illinois State GO Unlimited Bonds, Series B,
5.00%, 3/01/24	250,000	280,241
5.00%, 10/01/31	250,000	317,354
Illinois State GO Unlimited Refunding Bonds, 5.00%, 8/01/24	400,000	421,941
Illinois State GO Unlimited Refunding Bonds, Series A, 5.00%, 10/01/25	110,000	129,487
Illinois State GO Unlimited Refunding Bonds, Series B, 5.00%, 10/01/28	250,000	310,461
Illinois State Housing Development Authority MFH Variable Revenue Bonds, Marshall Field Garden (FNMA LOC), (SIFMA Municipal Swap Index Yield + 1.00%), 1.06%, 5/15/25(a)(c)	500,000	512,279

	Par	Value

Illinois (Continued)
Illinois State Sales Tax Junior Obligations Revenue Bonds, Series A (BAM Insured), 4.00%, 6/15/34	$620,000	$690,803
Illinois State Sales Tax Revenue Refunding Bonds, Subseries D (BAM, TCRS Insured), 3.00%, 6/15/31	390,000	406,692
Illinois State Sales TRB, Build Illinois - Junior Obligation, 5.00%, 6/15/23	200,000	215,906
Illinois State Sports Facilities Authority State Tax Supported Revenue CABS (AMBAC Insured), 0.00%, 6/15/25(f)	95,000	88,627
Illinois State Sports Facilities Authority State Tax Supported Revenue Refunding Bonds (AGM Insured), 5.00%, 6/15/27	400,000	447,441
Illinois State Toll Highway Authority Senior Revenue Bonds, Series A, 5.00%, 1/01/40	500,000	643,892
Illinois State Toll Highway Authority Senior Revenue Refunding Bonds, Series A, 5.00%, 1/01/31	525,000	675,261
Kane, Cook & Dupage Counties, Illinois School District, GO Unlimited Refunding Bonds, Series D, 5.00%, 1/01/28	215,000	240,875
Madison, Macoupin Etc. Counties Community College District No. 536 GO Unlimited Refunding Bonds, Lewis & Clark Community (AGM Insured), 4.00%, 5/01/23	700,000	747,771
Metropolitan Pier & Exposition Authority Dedicated Capital Appreciation Tax Revenue Refunding Bonds, Series B, McCormick Project (AGM Insured), 0.00%, 6/15/26(f)	250,000	234,706
Metropolitan Pier and Exposition Authority Revenue Refunding Bonds, McCormick Place Expansion Project,
5.00%, 6/15/42	500,000	617,290
5.00%, 6/15/50	500,000	600,186

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Illinois (Continued)
Northern University Board of Trustees Revenue Bonds, Auxiliary Facilities System (BAM Insured),
10/01/25(g)	$325,000	$381,885
10/01/26(g)	250,000	301,644
Peoria County School District No. 150 GO Unlimited Refunding Bonds, Series A (AGM Insured), 4.00%, 12/01/26	390,000	453,850
Regional Transportation Authority Revenue Bonds, Series A (AGM Insured), 5.75%, 6/01/34	750,000	1,043,975
Regional Transportation Authority Revenue Bonds, Series B (NATL Insured), 5.50%, 6/01/27	350,000	418,300
Sales Tax Securitization Corp., Second Lien Revenue Refunding Bonds, Series A, 4.00%, 1/01/38	250,000	290,325
Sangamon Logan & Menard Counties Community Unit School District No. 15 GO Unlimited Bonds, Series B (BAM Insured),
5.00%, 12/01/25	300,000	355,804
4.00%, 12/01/39	250,000	290,364
Waukegan City Lake County Water & Sewer System Revenue Refunding Bonds (AGM Insured),
5.00%, 12/30/26	200,000	242,707
4.00%, 12/30/38	500,000	568,465
4.00%, 12/30/40	500,000	565,502
Waukegan GO Unlimited Bonds, Series A (AGM Insured), 5.00%, 12/30/32	250,000	289,515
Will County Community High School District No. 210 Lincoln-Way Refunding GO Unlimited Bonds (AGM Insured), 4.00%, 1/01/34	650,000	740,139
Will County Community School District No. 161 Summit Hill Refunding GO Unlimited Bonds, 4.00%, 1/01/24	470,000	513,371

		29,393,867

	Par	Value

Indiana – 1.8%
Clarksville Sewage Works Revenue BANS, 2.75%, 12/11/23	$125,000	$125,102
Indiana Bond Bank Revenue CABS, Hamilton Co., Projects,
0.00%, 7/15/25(f)	450,000	435,637
0.00%, 7/15/28(f)	900,000	820,416
0.00%, 1/15/29(f)	560,000	503,998
Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series A, Ohio Valley Electric Corp., Project, 5.00%, 6/01/39	140,000	144,013
Indiana State Finance Authority Private Activity Revenue Bonds (AMT), Ohio River Bridges East End Crossing Project, 5.25%, 1/01/51	600,000	654,746
Indiana State Finance Authority Revenue Refunding Bonds, Valparaiso University Project,
5.00%, 10/01/22	265,000	278,445
5.00%, 10/01/23	585,000	639,065
Knox Middle School Building Corp., Revenue Bonds (State Intercept), 5.00%, 1/15/27	440,000	540,485
Vinton-Tecumseh School Building Corp. Ad Valorem Property Tax First Mortgage Revenue Bonds (State Intercept),
4.00%, 7/15/26	530,000	617,091
4.00%, 1/15/27	540,000	632,399
4.00%, 7/15/27	550,000	649,852
Warrick County, Indiana Environmental Improvement Variable Revenue Bonds (AMT), Vectren Energy Delivery, 0.88%, 9/01/23(a)(b)(c)	1,000,000	1,001,178
Whiting Environmental Facilities Revenue Refunding Bonds (AMT), BP Products North America, 5.00%, 6/05/26(a)(b)(c)	290,000	352,036

		7,394,463

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Iowa – 0.1%
Iowa State Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Iowa Fertilizer Company Project, 3.13%, 12/01/22	$65,000	$66,280
PEFA, Inc. Gas Project Revenue Bonds, 5.00%, 9/01/26(a)(b)(c)	150,000	181,656

		247,936

Kentucky – 2.4%
Kenton County Airport Board Revenue Refunding Bonds, 5.00%, 1/01/32	400,000	471,270
Kentucky Bond Development Corp. Educational Facilities Revenue Refunding Bonds, Transylvania University Project, 5.00%, 3/01/27	155,000	187,391
Kentucky State Economic Development Finance Authority Health System Revenue Refunding Bonds, Norton Healthcare, Inc., Series B (NATL Insured),
0.00%, 10/01/22(f)	500,000	493,683
0.00%, 10/01/24(f)	280,000	268,270
Kentucky State Economic Development Finance Authority Revenue Bonds, Owensboro Health, 5.25%, 6/01/50	250,000	272,010
Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Masonic Home Independent Living, 5.00%, 5/15/46	100,000	101,061
Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series B, Owensboro Health, 5.00%, 6/01/40	300,000	337,344
Kentucky State Housing Corp., Revenue Bonds, City View Park Project, 1.16%, 8/01/22(a)(b)(c)	2,000,000	2,015,425
Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A, 4.00%, 4/01/24(a)(b)(c)	475,000	520,815

	Par	Value

Kentucky (Continued)
Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A-1, 4.00%, 6/01/25(a)(b)(c)	$250,000	$282,040
Kentucky State Public Energy Authority Gas Supply Variable Revenue Bonds, Series C, Gas Supply, 4.00%, 2/01/28(a)(b)(c)	500,000	589,489
Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 1/01/25(a)(b)(c)	650,000	724,834
Lexington-Fayette Urban County Government Lease Revenue Bonds, Series A, 5.25%, 6/01/26	500,000	501,986
Louisville & Jefferson County Metro Government Pollution Control Revenue Refunding Bonds (AMT), Louisville Gas & Electric, 11/01/27(g)	1,500,000	1,501,764
Louisville & Jefferson County Metropolitan Government Health System Variable Revenue Bonds, Norton Healthcare, Inc., 5.00%, 10/01/26(a)(b)(c)	1,000,000	1,220,227
Louisville Regional Airport Authority Airport System Revenue Refunding Bonds, Series A (AMT), 5.00%, 7/01/23	500,000	547,784

		10,035,393

Louisiana – 0.9%
East Baton Rouge Parish Sewerage Commission Revenue Refunding Bonds, Series A,
5.00%, 2/01/24	325,000	366,314
5.00%, 2/01/25	475,000	554,507
5.00%, 2/01/26	100,000	120,461
East Baton Rouge Parish Sewerage Commission Variable Revenue Refunding Bonds, Series A, 1.30%, 2/01/28(a)(b)(c)	500,000	510,781

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Louisiana (Continued)
Louisiana State Offshore Terminal Authority Deepwater Port Variable Revenue Bonds, Loop LLC Project, 2.00%, 10/01/22(a)(b)(c)	$515,000	$519,365
Louisiana State Public Facilities Authority Revenue Refunding CABS, Loyola University Project, 0.00%, 10/01/22(f)	300,000	291,709
Saint James Parish Variable Revenue Bonds, Nustar Logistics, 5.85%, 6/01/25(a)(b)(c)(d)	525,000	598,629
Saint John The Baptist Parish Revenue Refunding Bonds, Marathon Oil Corp., Project, 2.00%, 4/01/23(a)(b)(c)	600,000	612,802
Saint John The Baptist Parish Variable Revenue Refunding Bonds, Marathon Oil Corp., Project, 2.38%, 7/01/26(a)(b)(c)	125,000	130,726

		3,705,294
Maine – 0.4%
Maine Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A, 5.00%, 7/01/27	215,000	268,147
Maine Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A (State Aid Withholding), 5.00%, 7/01/28	650,000	796,391
Maine State Finance Authority Student Loan Revenue Refunding Bonds (AMT) (AGM Insured), 5.00%, 12/01/24	500,000	572,336

		1,636,874

Maryland – 2.1%
Baltimore Convention Center Hotel Revenue Refunding Bonds, Convention Center Hotel, 5.00%, 9/01/39	500,000	523,969
Baltimore County GO Unlimited Bonds, 5.00%, 3/01/25	1,265,000	1,489,309

	Par	Value

Maryland (Continued)
Maryland Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Stevenson University Project, 4.00%, 6/01/51	$325,000	$362,902
Maryland State Economic Development Corp., PCR Refunding Bonds, Potomac Electric Power Company, 1.70%, 9/01/22	500,000	508,848
Maryland State Economic Development Corp., Private Activity Revenue Bonds (AMT), Purple Line Light Rail Projects,
5.00%, 3/31/36	325,000	374,471
5.00%, 3/31/51	235,000	265,225
Maryland State Economic Development Corp., Revenue Bonds (AMT), Seagirt Marine Terminal Projects, 5.00%, 6/01/44	500,000	575,098
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Adventist Healthcare Obligated, 5.50%, 1/01/31	400,000	484,456
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Peninsula Regional Health System,
5.00%, 7/01/24	350,000	399,185
5.00%, 7/01/27	1,320,000	1,633,792
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Adventist Healthcare, 4.00%, 1/01/26	875,000	991,807
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Arundel Health Systems, 5.00%, 7/01/29	250,000	307,226
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A, Broadmead Issue, 4.00%, 7/01/35	285,000	314,529

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Maryland (Continued)
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A, Mercy Medical Center, 4.00%, 7/01/42	$120,000	$131,498
Maryland State Health & Higher Educational Facilities Authority Variable Revenue Refunding Bonds, University of Maryland, 5.00%, 7/01/27(a)(b)(c)	200,000	243,827

		8,606,142

Massachusetts – 1.3%
Massachusetts Development Finance Agency Revenue Bonds, UMass Boston Student Housing Project, 5.00%, 10/01/48	200,000	214,863
Massachusetts Port Authority Revenue Bonds, Series E (AMT), 5.00%, 7/01/27	365,000	453,988
Massachusetts State Consolidated Loan GO Limited Bonds, Series E, 5.25%, 9/01/48	500,000	639,413
Massachusetts State Department of Transportation Metropolitan Highway System Variable Revenue Refunding Bonds, Series A, 5.00%, 1/01/23(a)(b)(c)	1,500,000	1,618,094
Massachusetts State Development Finance Agency Revenue Refunding Bonds, Beth Israel Lahey Health, 5.00%, 7/01/38	100,000	125,276
Massachusetts State Development Finance Agency Variable Revenue Refunding Bonds, Partners Healthcare, (SIFMA Municipal Swap Index Yield + 0.50%), 0.56%, 1/26/23(a)(c)	500,000	502,082
Massachusetts State GO Limited Refunding Bonds, Series B, 5.00%, 7/01/34	1,350,000	1,784,804

		5,338,520

	Par	Value

Michigan – 1.3%

Detroit Downtown Development Authority Tax Allocation Increment Revenue Refunding Bonds, Series A, Catalyst Development Project (AGM Insured),
5.00%, 7/01/22	$500,000	$527,452
5.00%, 7/01/43	100,000	112,608
5.00%, 7/01/48	200,000	224,350
Detroit GO Unlimited Bonds, 5.00%, 4/01/27	50,000	59,030
Detroit GO Unlimited, Series A, Social Bonds, 4.00%, 4/01/40	250,000	279,819
Great Lakes Water Authority Sewage Disposal System Second Lien Revenue Refunding Bonds, Series C, 5.00%, 7/01/36	370,000	445,185
Michigan Finance Authority Revenue Bonds, Local Government Loan Program, 5.00%, 7/01/33	350,000	410,630
Michigan State Finance Authority Local Government Loan Program Revenue Refunding Bonds,
5.00%, 7/01/29	425,000	500,534
4.50%, 10/01/29	250,000	260,576
Michigan State Finance Authority Revenue Refunding Bonds, Michigan Health, Escrowed to Maturity, 5.00%, 6/01/23	390,000	428,486
Michigan State Finance Authority Revenue Refunding Bonds, Trinity Health Corp., Prerefunded, 5.00%, 6/01/22(e)	250,000	263,130
Michigan State Finance Authority Revenue Refunding Bonds, Trinity Health Credit Group, 4.00%, 12/01/35	515,000	617,295
Michigan State Finance Authority Variable Revenue Bonds, Bronson Healthcare Group, 3.50%, 11/15/22(a)(b)(c)	250,000	261,186

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Michigan (Continued)
Michigan State Hospital Finance Authority Revenue Refunding Bonds, Ascenion Senior, 5.00%, 11/15/47	$420,000	$506,076
Michigan State Strategic Fund Limited Obligation Variable Revenue Bonds (AMT), Consumers Energy Co., 1.80%, 10/01/24(a)(b)(c)	500,000	515,727

		5,412,084

Minnesota – 0.4%
Brooklyn Center MFH Development Variable Revenue Bonds, Sonder House Apartments Project, 1.35%, 7/01/22(a)(b)(c)	1,500,000	1,501,263
City of Shakopee Senior Housing Revenue Bonds, Benedictine Living Community of Shakopee LLC Project, 5.85%, 11/01/25(a)(b)(c)(d)	250,000	269,199

		1,770,462

Mississippi – 0.2%
Mississippi State Hospital Equipment & Facilities Authority Adjustable Revenue Refunding Bonds, North Mississippi Health, 5.00%, 3/01/27(a)(b)(c)	265,000	316,373
Mississippi State Hospital Equipment & Facilities Authority Revenue Refunding Bonds, Forrest Country General Hospital Project, 5.00%, 1/01/24	400,000	445,882

		762,255

Missouri – 0.8%
Central Southwest Community College District COPS,
5.00%, 3/01/26	225,000	270,181
5.00%, 3/01/27	225,000	276,563
Missouri Joint Municipal Electric Utility Commission Power Project Revenue Refunding Bonds, Series A, Iatan 2 Project, 5.00%, 1/01/33	310,000	345,497

	Par	Value

Missouri (Continued)
Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Refunding Bonds, A.T. Still University Health Science, 5.00%, 10/01/22	$725,000	$769,666
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, St. Luke’s Health System, Inc.,
5.00%, 11/15/23	150,000	167,554
5.00%, 11/15/30	250,000	297,923
Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Bethesda Health Group, Inc.,
8/01/24(g)	320,000	350,977
8/01/26(g)	200,000	227,270
Saint Louis County IDA Senior Living Facilities Revenue Refunding Bonds, Friendship Village St. Louis, 5.00%, 9/01/48	500,000	556,288

		3,261,919

Nebraska – 0.9%
Central Plains Energy Gas Project Revenue Bonds, Project No. 3, 5.00%, 9/01/22	500,000	530,969
Central Plains Energy Project Gas Supply Revenue Refunding Bonds, 4.00%, 8/01/25(a)(b)(c)	225,000	255,896
Douglas County Hospital Authority No. 2 Revenue Bonds, Children’s Hospital Obligated Group, 5.00%, 11/15/25(a)(b)(c)	600,000	709,900
Gretna Tax Supported COPS, 4.00%, 12/15/25	2,000,000	2,250,329

		3,747,094

Nevada – 1.5%
Clark County Passenger Facility Charge Revenue Refunding Bonds, Las Vegas McCarran International, 5.00%, 7/01/22	200,000	211,125

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Nevada (Continued)
Clark County School District GO Limited Bonds, Series A (AGM Insured), 4.00%, 6/15/38	$500,000	$596,661
Clark County School District GO Limited Refunding Bonds, Series C, Building, 5.00%, 6/15/23	500,000	549,630
Clark County School District GO Limited Refunding Bonds, Series D, 5.00%, 6/15/23	300,000	329,778
Clark County School District GO Limited Refunding Bonds, Series E, 5.00%, 6/15/25	1,330,000	1,567,721
Clark County Stadium Improvement GO Limited Bonds, Series A, 5.00%, 5/01/48	500,000	609,245
Las Vegas Convention & Visitors Authority Convention Center Expansion Revenue Bonds, Series B, 5.00%, 7/01/43	250,000	297,725
Las Vegas New Convention & Visitors Authority Revenue Bonds, Series B, 5.00%, 7/01/37	1,000,000	1,214,955
Las Vegas Special Improvement District No. 814 Summerlin Village 21 & 24A Special Assessment Bonds, 4.00%, 6/01/49	100,000	106,340
Reno Sales Tax First Lien Revenue Refunding Bonds, Retrac-Reno Transportation Rail Access Corridor Project, 5.00%, 6/01/48	500,000	565,147
Sparks Nevada Tourism Improvement District No. 1 Sales Tax Senior Lien Revenue Refunding Bonds, Series A, 2.50%, 6/15/24(d)	300,000	303,358

		6,351,685

	Par	Value

New Hampshire – 0.2%
National Finance Authority Municipal Certificates Revenue Bonds, Series 1-A, 4.13%, 1/20/34	$712,933	$840,190
New Hampshire State Health & Education Facilities Authority Revenue Refunding Bonds, Kendal at Hanover Issue, 5.00%, 10/01/36	180,000	206,354

		1,046,544

New Jersey – 4.0%
Atlantic City Board of Education GO Unlimited Refunding Bonds (AGM School Board Resource Fund Insured),
4.00%, 4/01/23	300,000	319,324
4.00%, 4/01/25	350,000	397,774
Garden State Preservation Trust Open Space & Farmland Preservation Revenue Bonds, Series A (AGM Insured), 5.75%, 11/01/28	1,170,000	1,450,177
New Jersey Covid-19 GO Unlimited Emergency Bonds, 5.00%, 6/01/26	385,000	467,334
New Jersey Economic Development Authority Revenue Refunding bonds, Series GGG, School Facilities Construction, 5.25%, 9/01/23(d)	1,500,000	1,668,051
New Jersey Economic Development Authority Revenue Refunding Bonds, Cranes Mill Project, 5.00%, 1/01/49	260,000	295,726
New Jersey Economic Development Authority Revenue Refunding Bonds, Series B, 5.00%, 11/01/22	365,000	390,741
New Jersey State EDA Energy Facility Revenue Bonds, Series A (AMT), UMM Energy Partners,
5.00%, 6/15/37	190,000	197,239
5.13%, 6/15/43	350,000	363,399
New Jersey State EDA Motor Vehicle Surcharge Revenue Refunding Bonds, Subseries A, 3.38%, 7/01/30	250,000	265,482

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

New Jersey (Continued)
New Jersey State EDA Private Activity Revenue Bonds (AMT), The Goethals Project,
5.00%, 1/01/24	$150,000	$168,093
5.25%, 1/01/25	100,000	112,621
5.38%, 1/01/43	100,000	111,924
New Jersey State EDA Revenue Bonds, Provident Group Rowan Properties LLC, 5.00%, 1/01/48	125,000	130,245
New Jersey State EDA Revenue Refunding Bonds, Series A, United Methodist Homes, 5.00%, 7/01/29	100,000	107,891
New Jersey State EDA Revenue Refunding Bonds, Series XX, 5.00%, 6/15/23	170,000	186,740
New Jersey State EDA Special Facility Revenue Refunding Bonds (AMT), Port Newark Container, 5.00%, 10/01/47	300,000	344,532
New Jersey State EDA Water Facilities Revenue Refunding Bonds (AMT), New Jersey American Water Co., Inc. Project, 2.20%, 12/03/29(a)(b)(c)	775,000	820,955
New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Valley Health System Obligated Group Series,
5.00%, 7/01/32	500,000	644,403
5.00%, 7/01/33	1,000,000	1,284,413
New Jersey State Health Care Facilities Financing Authority Revenue Refunding Bonds, RWJ Barnajas Health Obligated Group, 5.00%, 7/01/26(a)(b)(c)	400,000	483,592
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series A, 6/15/42(g)	250,000	275,826
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, 5.00%, 6/15/40	500,000	627,629

	Par	Value

New Jersey (Continued)
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program, 5.25%, 6/15/43	$625,000	$768,392
New Jersey State Transportation Trust Fund Authority Revenue Refunding Bonds, Series A, 4.00%, 6/15/34	175,000	208,435
New Jersey State Transportation Trust Fund Authority Transportation System Revenue Bonds, Series A, 5.25%, 12/15/22	1,000,000	1,080,309
New Jersey State Transportation Trust Fund Authority Transportation System Revenue Refunding Bonds, 5.00%, 12/15/25	100,000	119,484
New Jersey State Turnpike Authority Revenue Bonds, Series A,
5.00%, 1/01/27	305,000	376,374
5.00%, 1/01/33	230,000	261,079
New Jersey State Turnpike Authority Turnpike Revenue Refunding Bonds, Series E, 5.00%, 1/01/31	255,000	315,839
New Jersey Turnpike Revenue Bonds, Series A, 4.00%, 1/01/42	240,000	284,822
Newark Housing Authority Port Newark Marine Terminal Rental Revenue Refunding Bonds, Additional Newark Redevelopment Project (NATL Insured), 5.25%, 1/01/24	500,000	546,740
Union County Utilities Authority Resource Recovery Facility Lease Revenue Refunding Bonds, Series A (AMT), Covanta Union, Inc. (County Gtd), 5.25%, 12/01/31	1,500,000	1,542,894

		16,618,479

New Mexico – 0.3%
Farmington PCR Refunding Bonds, Public Service Company of New Mexico San Juan Project, 1.15%, 6/01/24(a)(b)(c)	250,000	253,800

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

New Mexico (Continued)
New Mexico State Hospital Equipment Loan Council Variable Revenue Bonds, Series B, 5.00%, 8/01/25(a)(b)(c)	$500,000	$590,655
New Mexico State Municipal Energy Acquisition Authority Gas Supply Revenue Refunding Bonds, Series A, 5.00%, 5/01/25(a)(b)(c)	275,000	321,516

		1,165,971

New York – 8.9%
Build Resource Corp., Revenue Bonds, Friends of Hellenic Classical Charter Schools, Inc., 4.00%, 12/01/31(d)	500,000	548,247
Hempstead Town Local Develop Corp., Education Revenue Refunding Bonds, Academy Charter School Project, 5.66%, 2/01/44	250,000	289,942
Hempstead Town Local Development Corp. Revenue Refunding Bonds, Adelphi University Project,
5.00%, 6/01/27	300,000	367,025
5.00%, 6/01/28	500,000	623,702
Hudson Yards Infrastructure Corp., Senior Revenue Bonds Fiscal 2012, 5.75%, 2/15/47	295,000	296,188
Long Beach GO Limited Bonds, Series A, 5.00%, 9/01/28	665,000	820,863
Long Island Power Authority Electric System Variable Revenue Bonds, Series B, 1.65%, 9/01/24(a)(b)(c)	1,650,000	1,707,187
Metropolitan Transportation Authority Revenue BANS, Series A-1, 5.00%, 2/01/23	750,000	810,144
Metropolitan Transportation Authority Revenue BANS, Series D1, 5.00%, 9/01/22	1,000,000	1,062,098
Metropolitan Transportation Authority Revenue Bonds, Series A-1-Group 1, Green Bond, 5.00%, 11/15/49	500,000	612,373

	Par	Value

New York (Continued)
Metropolitan Transportation Authority Transportation Revenue Bonds, Series E, 4.00%, 11/15/23	$535,000	$584,012
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds, Series B, Green Bonds, Climate, 4.00%, 11/15/22	730,000	771,510
Metropolitan Transportation Authority, New York Transportation Variable Rate Revenue Refunding Bonds, Subseries G-3, (SIFMA Municipal Swap Index Yield + 0.43%), 0.49%, 2/01/25(a)(c)	1,000,000	987,524
Monroe County Industrial Development Agency School Facility Revenue Bonds, Rochester Schools Modernization Project (State Aid Withholding), 5.00%, 5/01/35	800,000	1,036,560
Monroe County Industrial Development Corp., Revenue Bonds, University of Rochester Project, 4.00%, 7/01/50	1,000,000	1,159,162
New York City Housing Development Corp., MFH Revenue Bonds, Series C-2-A, 2.35%, 7/01/22	500,000	500,352
New York City Municipal Finance Authority Water & Sewer System Second General Resolution Revenue Refunding Bonds, 5.00%, 6/15/26	2,000,000	2,458,595
New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 4.00%, 11/01/40	400,000	468,001
New York City Transitional Finance Authority Future Tax Subordinate Revenue Bonds, 4.00%, 5/01/36	1,000,000	1,206,879
New York City Transitional Finance Authority Revenue Bonds, Sub Series C-2, 5.00%, 5/01/32	1,000,000	1,256,801
New York GO Unlimited Bonds, Series 1, 4.00%, 8/01/27	625,000	745,713

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

New York (Continued)
New York GO Unlimited Bonds, Series D, Subseries D1, 5.00%, 12/01/42	$250,000	$309,700
New York State Convention Center Development Corp., Revenue Refunding Bonds, Hotel Unit Fee Secured, 5.00%, 11/15/40	600,000	685,249
New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Fordham University, 4.00%, 7/01/50	600,000	685,444
New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Catholic Health System Obligated, 5.00%, 7/01/36	400,000	499,635
New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series A, Barnard College, 4.00%, 7/01/49	300,000	339,694
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Bonds, Master Boces Program (State Aid Withholding), 5.00%, 8/15/26	455,000	551,279
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Bonds, Northwell Health Obligated Group, 5.00%, 5/01/24(a)(b)(c)	1,250,000	1,393,168
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Refunding Bonds, Memorial Sloan Kettering Cancer Center, 5.00%, 7/01/42	200,000	242,555
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Refunding Bonds, Series A, Montefiore Obligated Group, 4.00%, 9/01/50	1,000,000	1,126,227

	Par	Value

New York (Continued)
New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series D, 4.00%, 2/15/39	$500,000	$586,549
New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series E, Unrefunded Balance, 5.00%, 2/15/44	425,000	490,029
New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series L-2 (SonyMA Insured), 0.75%, 11/01/25	500,000	500,370
New York State Liberty Development Corp., Revenue Refunding Bonds, Class 2, 3 World Trade Center Project,
5.15%, 11/15/34(d)	500,000	558,318
5.38%, 11/15/40(d)	150,000	167,282
New York State Mortgage Agency Homeowner Mortgage Revenue Refunding Bonds, Series 214 (AMT), 2.90%, 10/01/22	140,000	144,499
New York State Transportation Development Corp., Special Facility Revenue Refunding Bonds (AMT), John F. Kennedy International Airport Project, 5.38%, 8/01/36	250,000	308,507
New York State Transportation Development Corp., Special Facility Revenue Refunding Bonds (AMT), Terminal 4 John F. Kennedy International Airport Project, 5.00%, 12/01/33	250,000	319,788
New York State Transportation Development Corporation Special Facilities Revenue Bonds (AMT), Delta Air Lines, Inc., Laguardia Airport Terminal C&D Redevelopment Project, 5.00%, 10/01/35	500,000	637,041

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

New York (Continued)
New York State Urban Development Corp., Revenue Refunding Bonds, Group 2, Series E, 4.00%, 3/15/37	$500,000	$592,192
New York State Urban Development Corp., State Personal Income Tax Revenue Refunding Bonds, 4.00%, 3/15/45	500,000	583,800
Niagara Frontier Transportation Authority Revenue Refunding Bonds (AMT), Buffalo Niagara International Airport, 5.00%, 4/01/26	250,000	299,994
Onondaga County Trust Cultural Resource Revenue Refunding Bonds, Syracuse University Project, 4.00%, 12/01/47	500,000	583,858
Port Authority of New York & New Jersey Consolidated 211th Revenue Refunding Bonds, 5.00%, 9/01/48	830,000	1,011,880
Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 218 (AMT), 5.00%, 11/01/31	1,065,000	1,367,955
Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 221 (AMT), 4.00%, 7/15/40	500,000	579,780
Port Authority of New York & New Jersey Revenue Bonds, Series 179, 5.00%, 12/01/25	750,000	839,852
Poughkeepsie City GO Limited Refunding Bonds, 4.00%, 4/15/25	440,000	476,087
Sales Tax Asset Receivable Corp., Revenue Refunding Bonds, Series A, Fiscal 2015, 5.00%, 10/15/30	245,000	282,864
Suffolk County GO Limited Refunding Bonds, Series D (BAM Insured), 5.00%, 10/15/24	390,000	449,984
Triborough Bridge & Tunnel Authority General Revenue Bonds, Series A, MTA Bridges and Tunnels, 4.00%, 11/15/54	1,500,000	1,739,884

	Par	Value

New York (Continued)
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, Series A-1, 5/15/51(g)	$250,000	$321,737
Yonkers Economic Development Corp., Educational Revenue Bonds, Charter School Educational Excellence Project, 5.00%, 10/15/49	100,000	112,992

		37,101,071

North Carolina – 1.2%
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Refunding Bonds, High Point University,
3.00%, 5/01/22	270,000	277,104
4.00%, 5/01/23	300,000	322,025
4.00%, 5/01/24	240,000	264,698
5.00%, 5/01/25	240,000	280,643
5.00%, 5/01/26	275,000	331,070
North Carolina State Medical Care Commission Health Care Facilities Revenue Refunding Bonds, Vidant Health, 5.00%, 6/01/45	500,000	566,999
North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, First Mortgage, 4.00%, 1/01/25	250,000	264,013
North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, First Mortgage, United Church Services, 5.00%, 9/01/37	155,000	163,978
North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, Series A, Sharon Towers, 5.00%, 7/01/49	100,000	110,583
North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway, 4.00%, 1/01/55	400,000	450,501

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

North Carolina (Continued)
North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway (AGM Insured), 5.00%, 1/01/49	$500,000	$627,755
North Carolina State Turnpike Authority Senior Lien Revenue Refunding Bonds, 5.00%, 1/01/40	550,000	666,675
North Carolina Turnpike Authority Triangle Expressway System Revenue BANS, 5.00%, 2/01/24	200,000	225,248
Raleigh Durham Airport Authority Revenue Refunding Bonds, Series A (AMT), 5.00%, 5/01/36	500,000	641,954

		5,193,246

North Dakota – 0.3%
University of North Dakota COPS, Infrastructure Energy Improvement, 5.00%, 4/01/48	500,000	585,516
Watford City North Dakota State Aid Certificates Indebtedness Revenue Refunding Bonds (AGM Insured), 3.00%, 12/01/23	800,000	841,112

		1,426,628

Ohio – 2.1%
Akron Bath Copley Joint Township Hospital District Revenue Refunding Bonds, Summa Health Obligated Group Hospital,
5.00%, 11/15/26	350,000	421,787
5.00%, 11/15/27	370,000	454,502
Allen County Ohio Hospital Facilities Revenue Refunding Bonds, Bon Secours Mercy Health, Inc., 5.00%, 12/01/28	400,000	517,184
Buckeye Tobacco Settlement Financing Authority Revenue Refunding Bonds, Senior-Class 2, Series B-2, 5.00%, 6/01/55	850,000	954,845

	Par	Value

Ohio (Continued)
Cleveland-Cuyahoga County Port Authority Cultural Facilities Revenue Refunding Bonds, Playhouse Square Foundation Project, 5.50%, 12/01/43	$175,000	$190,216
Cleveland-Cuyahoga County Port Authority Cultural Facility Revenue Bonds, Cleveland Museum Of Natural History Project,
5.00%, 7/01/25	125,000	146,822
5.00%, 7/01/26	125,000	150,750
5.00%, 7/01/27	125,000	154,043
5.00%, 7/01/28	155,000	194,493
Cleveland-Cuyahoga County Port Authority Euclid Avenue Development Corp., Revenue Refunding Bonds, 5.00%, 8/01/23	370,000	407,532
Conotton Valley Union Local School District COPS, School Facilities Project (FHLMC Insured), 4.00%, 12/01/42	500,000	544,758
Franklin County Convention Facilities Authority Hotel Project Revenue Bonds, Greater Columbus Convention Center,
5.00%, 12/01/34	170,000	202,540
5.00%, 12/01/35	525,000	624,816
5.00%, 12/01/36	305,000	362,406
Franklin County Revenue Bonds, Series A, 5.00%, 12/01/36	300,000	385,777
Marion County Health Care Facilities Revenue Refunding Bonds, United Church Homes, Inc., 5.13%, 12/01/49	100,000	106,748
Miami Valley Career Technology Center GO Unlimited Bonds, 4.00%, 12/01/37	250,000	293,052
Middleburg Heights Hospital Revenue Refunding Bonds, Southwest General Health Center, 8/01/41(g)	500,000	585,546

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Ohio (Continued)
Ohio State Air Quality Development Authority Revenue Refunding Bonds (AMT), American Electric Power Company Project, 2.10%, 10/01/24(a)(b)(c)	$500,000	$522,816
Ohio State Air Quality Development Authority Revenue Refunding Bonds, Ohio Valley Electric Corp., 3.25%, 9/01/29	50,000	53,541
Ohio State Higher Educational Facilities Commission Revenue Refunding Bonds, Xavier University 2020 Project, 5.00%, 5/01/35	880,000	1,125,730
Ohio State Hospital Revenue Refunding Bonds, Premier Health Partners Obligated Group, 5.00%, 11/15/26	145,000	176,041

		8,575,945

Oklahoma – 1.3%
Bryan County School Finance Authority Educational Facilities Lease Revenue Refunding Bonds, Durant Public Schools Project, 4.00%, 12/01/23	620,000	676,382
Carter County Public Facilities Authority Educational Facilities Lease Revenue Bonds, 5.00%, 9/01/27	500,000	601,535
Kingfisher Special Projects Authority Educational Facilities Lease Revenue Bonds, Kingfisher Public Schools Project, 4.00%, 3/01/24	600,000	658,928
Muskogee Industrial Trust Educational Lease Revenue Bonds, Muskogee Public Schools Project, 5.00%, 9/01/23	900,000	988,566
Oklahoma County Finance Authority Revenue Refunding Bonds, Series A, Epworth Villa Project, 5.88%, 4/01/30	50,000	50,007

	Par	Value
Oklahoma (Continued)
Oklahoma State Development Finance Authority Revenue Refunding Bonds, Oklahoma City University Project, 5.00%, 8/01/24	$590,000	$654,115
Tulsa County Industrial Authority Educational Facilities Lease Revenue Bonds, Berryhill Public Schools Project, 4.00%, 9/01/26	500,000	568,561
Wagoner County School Development Authority Educational Facilities Lease Revenue Bonds, Wagoner Public Schools Project, 4.00%, 9/01/23	1,060,000	1,137,114

		5,335,208

Oregon – 1.3%
Medford Hospital Facilities Authority Revenue Refunding Bonds, Series A, Asante Projects, 5.00%, 8/15/45	500,000	637,449
Multnomah County Hospital Facilities Authority Revenue Refunding Bonds, Adventist Health System, 5.00%, 3/01/25(a)(b)(c)	500,000	568,598
Multnomah County School District No. 1J Portland GO Unlimited Bonds (School Board Guaranty Program), 5.00%, 6/15/24	250,000	286,779
Oregon State Facilities Authority Revenue Refunding Bonds, Series A, Legacy Health Project, 5.00%, 6/01/46	1,000,000	1,163,749
Oregon State Housing & Community Services Department Housing Development Revenue Bonds, Series I, Ya Po Ah Terrace Project (HUD Sector 8 Program), 2.20%, 5/01/22(b)(c)	500,000	500,000
Port of Morrow GO Limited Refunding Bonds, Series D,
4.00%, 12/01/26	170,000	196,931
4.00%, 12/01/27	240,000	281,176

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Oregon (Continued)
Port of Portland Airport Revenue Refunding Bonds, Portland International Airport, 5.00%, 7/01/40	$615,000	$785,666
Port of Portland Airport Revenue Refunding Bonds, Portland International Airport (AMT), 5.00%, 7/01/25	750,000	880,932

		5,301,280

Pennsylvania – 4.4%
Allegheny County Sanitary Authority Revenue Bonds, Series B, 4.00%, 6/01/25	100,000	114,054
Berks County Municipal Authority Revenue Refunding Bonds, Series B, Tower Health Project, 5.00%, 2/01/25(a)(b)(c)	500,000	512,804
Commonwealth Financing Authority Taxable Revenue Refunding Bonds, Series B-1, 5.00%, 6/01/26	300,000	353,847
Delaware Valley Regional Financial Authority Revenue Bonds, Series A (AMBAC Insured), 5.50%, 8/01/28	225,000	293,071
Doylestown Hospital Authority Revenue Bonds, Series A, Doylestown Hospital, 5.00%, 7/01/49	165,000	190,944
East Vincent GO Unlimited Refunding Bonds, 2.00%, 12/01/22	200,000	205,530
Lancaster County GO Unlimited Refunding Bonds, Series A, 4.00%, 11/01/25	275,000	314,181
Laurel Highlands School District GO Limited Refunding Bonds (BAM State Aid Withholding), 4.00%, 2/01/26	350,000	395,644
Lehigh County General Purpose Authority Revenue Refunding Bonds, Muhlenberg College Project, (SIFMA Municipal Swap Index Yield + 0.58%), 0.64%, 11/01/24(a)(c)	460,000	459,051

	Par	Value

Pennsylvania (Continued)
Lehigh County IDA Revenue Refunding Bonds, PPL Electric Utilities Corp., Project,
1.80%, 8/15/22(a)(b)(c)	$330,000	$336,151
1.80%, 9/01/22(a)(b)(c)	1,000,000	1,019,283
Luzerne County IDA Revenue Refunding Bonds (AMT), Pennsylvania-American Water Co., Project, 2.45%, 12/03/29(a)(b)(c)	750,000	811,163
Montgomery County IDA Revenue Bonds, Acts Retirement-Life Communities, 5.00%, 11/15/45	1,500,000	1,790,134
Pennsylvania State Economic Development Financing Authority UPMC Revenue Bonds, Series A-1,
5.00%, 4/15/24	1,200,000	1,364,039
5.00%, 4/15/25	200,000	235,337
4.00%, 4/15/45	500,000	582,950
Pennsylvania State Higher Educational Facilities Authority Revenue Refunding Bonds, Thomas Jefferson University, 5.00%, 9/01/39	500,000	565,006
Pennsylvania State Higher Educational Facilities Authority Variable Revenue Refunding Bonds, AICUP Financing Program-York College of Pennsylvania Project, 2.88%, 5/01/30(b)(c)	500,000	500,000
Pennsylvania State Housing Finance Agency SFM Revenue Refunding Bonds (AMT), Series 125A, 2.38%, 10/01/25	1,035,000	1,069,286
Pennsylvania State Housing Finance Agency Special Limited Obligation MFH Revenue Bonds, Norris Homes Phase V, 1.40%, 1/01/23(a)(b)(c)	1,000,000	1,016,444

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Pennsylvania (Continued)
Pennsylvania State Turnpike Commission Turnpike Variable Revenue Refunding Bonds, Series B, (SIFMA Municipal Swap Index Yield + 0.70%), 0.76%, 12/01/23(c)	$500,000	$502,365
Pequea Valley School District GO Limited Bonds (State Aid Withholding),
1.00%, 5/15/22	225,000	226,782
2.00%, 5/15/23	175,000	181,090
Philadelphia Airport Revenue Refunding Bonds, Series A (AMT), 5.00%, 6/15/26	485,000	489,358
Philadelphia Airport Revenue Refunding Bonds, Series B (AMT),
5.00%, 7/01/30	510,000	620,323
5.00%, 7/01/33	400,000	483,827
5.00%, 7/01/35	155,000	186,764
Philadelphia Authority for Industrial Development Temple University Revenue Refunding Bonds, Series 1-2015, 5.00%, 4/01/33	400,000	464,170
Philadelphia Authority for Industrial Development University Revenue Refunding Bonds, Saint Joseph’s University, 4.00%, 11/01/45	500,000	566,177
Philadelphia School District GO Limited Bonds, Series A (State Aid Withholding), 4.00%, 9/01/35	300,000	348,542
Philadelphia School District GO Limited Refunding Bonds, Series C (State Aid Withholding), 5.00%, 9/01/33	500,000	641,433
Southcentral General Authority Revenue Bonds, York College of Pennsylvania Project,
5.00%, 5/01/27	300,000	363,830
5.00%, 5/01/28	215,000	265,825

	Par	Value

Pennsylvania (Continued)
West Cornwall Township Municipal Authority Healthcare Facilities Revenue Refunding Bonds, Lebanon Valley Brethren Home Project,
4.00%, 11/15/24	$115,000	$126,056
4.00%, 11/15/25	115,000	128,403
4.00%, 11/15/26	125,000	141,739
4.00%, 11/15/27	130,000	149,273
4.00%, 11/15/28	105,000	121,681
Wilkes-Barre Area School District GO Limited Bonds (BAM State Aid Withholding), 5.00%, 4/15/23	200,000	217,760

		18,354,317

Puerto Rico – 0.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien Revenue Bonds, Series A, 5.25%, 7/01/42	815,000	860,526
Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien Revenue Refunding Bonds, Series A, 5.00%, 7/01/30(d)	250,000	302,257
Puerto Rico Commonwealth Public Improvement GO Unlimited Refunding Bonds, Series A,
5.75%, 7/01/28	105,000	89,119
5.00%, 7/01/41	475,000	382,375
Puerto Rico Electric Power Authority Power Revenue Bonds, Series TT-RSA-1, 5.00%, 7/01/37(h)	130,000	120,250
Puerto Rico Electric Power Authority Power Revenue Refunding Bonds, Series ZZ-RSA-1, 5.25%, 7/01/23(h)	175,000	162,313
Puerto Rico Sales Tax Financing Corp., Restructured TRB, Series A-1, 4.75%, 7/01/53	258,000	286,354
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue CABS, Series A-1,
0.00%, 7/01/27(f)	225,000	200,469
0.00%, 7/01/31(f)	500,000	390,218

		2,793,881

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Rhode Island – 0.1%
Rhode Island Commerce Corp., First Lien Special Facility Revenue Refunding Bonds, Rhode Island Airport Corp., International, 5.00%, 7/01/31	$500,000	$612,101

South Carolina – 0.4%
Connector 2000 Association, Inc. Toll Road Revenue CABS, Senior Series A-1, 0.00%, 1/01/32(f)	400,000	202,079
South Carolina State Jobs EDA Hospital Revenue Refunding Bonds, Prisma Health Obligated Group, 5.00%, 5/01/38	400,000	486,769
South Carolina State Jobs EDA Hospital Variable Revenue Bonds, Bon Secours Mercy Health, 5.00%, 10/01/25(a)(b)(c)	850,000	1,004,420

		1,693,268

South Dakota – 0.2%
South Dakota State Board of Regents Housing & Auxiliary Facilities System Revenue Refunding Bonds,
4.00%, 4/01/26	375,000	434,934
4.00%, 4/01/27	425,000	501,789

		936,723

Tennessee – 0.8%
Greeneville Health & Educational Facilities Board Revenue Refunding Bonds, Ballad Health Obligation Group, 5.00%, 7/01/31	140,000	150,863
Memphis-Shelby County Airport Authority Revenue Refunding Bonds, Series B (AMT), 5.00%, 7/01/22	400,000	421,769
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Vanderbilt University Medical Center,
5.00%, 7/01/40	400,000	479,063
5.00%, 7/01/46	500,000	594,305

	Par	Value

Tennessee (Continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Trevecca Nazarene University, 3.00%, 10/01/24	$420,000	$430,019
Metropolitan Nashville Airport Authority Subordinate Revenue Bonds, Series B (AMT), 5.00%, 7/01/39	1,000,000	1,252,196

		3,328,215

Texas – 6.3%
Austin Airport System Revenue Bonds, Series A, 5.00%, 11/15/46	1,380,000	1,655,604
Austin Airport System Revenue Bonds, Series B (AMT), 5.00%, 11/15/32	100,000	127,085
Austin Convention Enterprises, Inc., Convention Center Revenue Refunding Bonds, First Tier, 5.00%, 1/01/32	400,000	445,106
Board of Managers Joint Guadalupe County-City of Seguin Hospital Mortgage Revenue Refunding Bonds, 5.00%, 12/01/40	200,000	210,780
Central Regional Mobility Authority Senior Lien Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 1/01/23(e)	635,000	686,432
Central Texas Regional Mobility Authority Revenue Bonds, Series C, 5.00%, 1/01/27	275,000	326,515
Central Texas Regional Mobility Authority Senior Lien Revenue Refunding Bonds, Series A, 5.00%, 1/01/49	500,000	616,479
Dallas Texas Housing Finance Corp., Estates at Shiloh Revenue Bonds, 1.25%, 7/01/23(a)(b)(c)	500,000	510,501
Dallas-Fort Worth International Airport Improvement Revenue Bonds, Series B, 5.00%, 11/01/44	350,000	372,792

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Texas (Continued)
Dallas-Fort Worth International Airport Joint Improvement Revenue Bonds, Series C, 5.00%, 11/01/34	$445,000	$492,097
Dallas-Fort Worth International Airport Joint Revenue Refunding Bonds, Series A (AMT), 5.25%, 11/01/30	1,100,000	1,221,754
El Paso Texas Airport Revenue Bonds (AMT), 5.00%, 8/15/27	375,000	465,712
Grand Parkway Transportation Corp., System Toll Revenue Refunding Bonds, Grand Parkway System - First, 4.00%, 10/01/45	265,000	309,323
Harris County Cultural Education Facilities Finance Corp., Variable Revenue Bonds, Memorial Hermann Health System,
5.00%, 12/01/22(a)(b)(c)	100,000	107,230
5.00%, 12/01/24(a)(b)(c)	1,000,000	1,158,296
Harris County Cultural Educational Facilities Finance Corp., Revenue Refunding Bonds, Hospital Memorial Hermann Health, Prerefunded, 5.00%, 12/01/22(e)	300,000	322,831
Harris County Cultural Educational Facilities Finance Corp., Revenue Refunding Bonds, Texas Children’s Hospital, 4.00%, 10/01/38	350,000	413,385
Houston Airport System Revenue Refunding Bonds (AMT), United Airlines, Inc., Improvement Projects, 5.00%, 7/15/27	175,000	206,865
Houston Airport System Revenue Refunding Bonds (AMT), United Airlines, Inc., Terminal, 5.00%, 7/01/27	125,000	147,667
Houston Airport System Revenue Refunding Bonds, Subseries D, 5.00%, 7/01/22	555,000	585,872

	Par	Value

Texas (Continued)
Houston Airport System Subordinate Revenue Refunding Bonds, Series B, 5.00%, 7/01/26	$500,000	$610,341
Houston Hotel Occupancy Tax & Special Revenue Refunding Bonds, Convention & Entertainment, 5.00%, 9/01/36	510,000	591,800
Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services Corp. Project, 5.00%, 5/15/35	250,000	317,745
Montgomery County Toll Road Authority Senior Lien Revenue Bonds, 5.00%, 9/15/37	500,000	563,392
New Hope Cultural Educational Facilities Finance Corp., Retirement Facilities Revenue Refunding Bonds, Presbyterian Village North Project, 5.25%, 10/01/49	100,000	104,484
New Hope Cultural Educational Facilities Finance Corp., Retirement Facilities Revenue Refunding Bonds, Westminster Manor Project, 5.00%, 11/01/31	250,000	282,474
North Texas Tollway Authority Revenue Refunding Bonds, Series A, 5.00%, 1/01/26	70,000	78,515
Northside Texas Independent School District GO Unlimited Refunding Bonds (PSF, Gtd), 1.60%, 8/01/24(a)(b)(c)	350,000	362,718
Northside Texas Independent School District Variable GO Unlimited Bonds (PSF, Gtd), 2.75%, 8/01/23(a)(b)(c)	1,000,000	1,052,461
Port Beaumont Navigation District Dock & Wharf Facility Revenue Refunding Bonds (AMT), Jefferson Gulf Coast Energy Project, 4.00%, 1/01/50(d)	375,000	388,597

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Texas (Continued)
San Antonio Airport System Subordinate Lien Revenue Refunding Bonds, Series A (AMT), 5.00%, 7/01/30	$250,000	$319,162
San Antonio Water Junior Lien Variable Revenue Bonds, Series A, 2.63%, 5/01/24(a)(b)(c)	1,125,000	1,202,551
Tarrant County Cultural Educational Facilities Finance Corp., Revenue Refunding Bonds, Texas Health Resources System Obligation,
5.00%, 2/15/34	400,000	476,621
5.00%, 2/15/47	700,000	820,639
Texas City Industrial Development Corp., Revenue Bonds, Series 2012, NRG Energy Project, 4.13%, 12/01/45	545,000	594,713
Texas State A&M University Revenue Bonds, Series A,
5.00%, 5/15/27	1,325,000	1,664,181
5.00%, 5/15/28	825,000	1,062,757
Texas State PFA Lease Revenue Refunding Bonds, 4.00%, 2/01/36	250,000	299,000
Texas State Private Activity Bond Surface Transportation Corp., Revenue Bonds (AMT), Segment 3C Project, 5.00%, 6/30/58	1,000,000	1,201,355
Texas State Private Activity Bond Surface Transportation Corp., Senior Lien Revenue Bonds (AMT), Blueridge Transportation,
5.00%, 12/31/45	500,000	564,266
5.00%, 12/31/55	200,000	224,682
Texas State Private Activity Bond Surface Transportation Corp., Senior Lien Revenue Refunding Bonds, North Tarrant Express, 4.00%, 12/31/38	750,000	868,053
Texas State Transportation Commission Central Turnpike System Revenue Refunding Bonds, Series A, 5.00%, 8/15/39	750,000	964,696

	Par	Value

Texas (Continued)
Texas State Transportation Commission Central Turnpike System Subordinate Revenue Refunding Bonds, Series C, 5.00%, 8/15/42	$100,000	$111,239
Texas State Transportation Commission First Tier Toll Revenue Bonds, State Highway, 5.00%, 8/01/57	100,000	116,644
Texas State Transportation Commission First Tier Toll Revenue CABS, 0.00%, 8/01/29(f)	480,000	400,800
Texas State Water Development Board Revenue Bonds, State Water Implementation Fund, 4.00%, 10/15/38	510,000	616,528

		26,242,740

Utah – 0.2%
Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/01/47	805,000	957,144

Virginia – 3.4%
Botetourt County Residential Care Facility Revenue Refunding Bonds, Series A, Glebe, Inc., 4.75%, 7/01/23	175,000	182,283
Chesapeake Bay Bridge & Tunnel District Revenue Bonds, First Tier General Resolution (AGM Insured), 5.00%, 7/01/41	1,000,000	1,189,870
Chesapeake Bay Bridge & Tunnel District Revenue First Tier General Resolution Revenue BANS, 5.00%, 11/01/23	1,000,000	1,112,154
Chesapeake Bay Bridge & Tunnel District Revenue First Tier General Resolution Revenue Bonds, 5.00%, 7/01/51	750,000	865,199
Chesapeake Hospital Authority Hospital Facilities Revenue Refunding Bonds, Chesapeake Regional Medical Center, 5.00%, 7/01/31	500,000	637,673
Chesapeake Transportation System Senior Toll Road Revenue Bonds, Series A, 5.00%, 7/15/47	500,000	525,031

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Virginia (Continued)
Fairfax County EDA Residential Care Facilities Revenue Bonds, Series A, Vinson Hall LLC, 5.00%, 12/01/42	$200,000	$213,837
Fairfax County EDA Residential Care Facilities Revenue Refunding Bonds, Series A, Goodwin House, Inc., 5.00%, 10/01/36	150,000	168,779
Fairfax County EDA Revenue Refunding Bonds, Wiehle Avenue Metrorail Station, 5.00%, 8/01/33	1,000,000	1,325,695
Fairfax County IDA Health Care Revenue Bonds, Inova Health System, 4.00%, 5/15/42	250,000	258,115
Fairfax County IDA Health Care Revenue Refunding Bonds, Inova Health System, 5.00%, 5/15/23(a)(b)(c)	500,000	548,362
Fairfax County Water Authority Revenue Refunding Bonds, 5.00%, 4/01/45	500,000	607,825
Hampton Roads Transportation Accountability Commission Revenue BANS, Series A, 5.00%, 7/01/22	750,000	791,990
Hampton Roads Transportation Accountability Commission Senior Lien Revenue Bonds, Series A, 5.50%, 7/01/57	300,000	373,162
James City County EDA Residential Care Facilities Variable Revenue Bonds, United Methodist Home, 6.00%, 6/01/43	103,778	107,847
Louisa Industrial Development Authority Pollution Control Variable Revenue Bonds, Series 2008A, Virginia Electric, 1.90%, 6/01/23(a)(b)(c)	1,000,000	1,030,397
Newport News Economic Development Authority Residential Care Facilities Revenue Refunding Bonds, Lifespire of Virginia, 5.00%, 12/01/38	500,000	562,928

	Par	Value
Virginia (Continued)
Virginia Small Business Financing Authority Private Activity Revenue Bonds (AMT), Transform 66 P3 Project, 5.00%, 12/31/56	$50,000	$59,539
Virginia State Small Business Financing Authority Revenue Bonds (AMT), 95 Express Lanes LLC Project, 5.00%, 7/01/49	645,000	662,658
Virginia State Small Business Financing Authority Senior Lien Revenue Bonds (AMT), 95 Express Lane, 5.00%, 7/01/34	800,000	822,440
Virginia State Small Business Financing Authority Senior Lien Revenue Bonds (AMT), Elizabeth River Crossings OpCo, LLC Project,
4.50%, 1/01/23	135,000	141,792
5.00%, 1/01/27	250,000	262,574
Virginia State Small Business Financing Authority Senior Lien Revenue Bonds (AMT), Express Lanes LLC, 5.00%, 7/01/34	225,000	231,311
Westmoreland County IDA Lease Revenue BANS, Westmoreland County High School, 2.00%, 6/01/22	500,000	505,169
York County EDA PCR Bonds, Series A, Electric & Power, 1.90%, 6/01/23(a)(b)(c)	1,000,000	1,026,250

		14,212,880

Washington – 3.3%
Central Puget Sound Regional Transit Authority Sales & Use Tax Improvement Revenue Refunding Bonds, Series S-1, Green Bond, 5.00%, 11/01/31	1,000,000	1,191,426
Energy Electric Revenue Refunding Bonds, Columbia Generating Station, 5.00%, 7/01/36	1,200,000	1,579,147

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Washington (Continued)
King County Public Hospital District No. 1 GO Limited Tax Refunding Bonds, Valley Medical Center, 5.00%, 12/01/26	$550,000	$676,867
King County School District No. 210 Federal Way GO Unlimited Bonds (School Board Guaranty Program), 4.00%, 12/01/33	500,000	585,454
King County Sewer Revenue Refunding Bonds, 5.00%, 7/01/42	250,000	302,372
Port of Seattle Airport Intermediate Lien Revenue Bonds (AMT),
5.00%, 4/01/32	490,000	617,406
5.00%, 4/01/44	500,000	609,830
Port of Seattle Airport Intermediate Lien Subordinate Revenue Refunding Bonds, Series B (AMT), 5.00%, 8/01/23	600,000	634,389
Seattle Municipal Light & Power Revenue Refunding Bonds, 4.00%, 9/01/40	500,000	546,887
Seattle Municipal Light & Power Variable Revenue Refunding Bonds, (SIFMA Municipal Swap Index Yield + 0.35%), 0.41%, 11/01/22(c)	900,000	901,112
Washington State GO Unlimited Bonds, Series A-1, 5.00%, 8/01/40	1,000,000	1,175,761
Washington State GO Unlimited Bonds, Series C,
5.00%, 2/01/26	350,000	424,722
5.00%, 2/01/40	2,000,000	2,580,807
Washington State Health Care Facilities Authority Revenue Bonds, Series A, Providence Health & Services, 4.00%, 10/01/34	500,000	519,053
Washington State Health Care Facilities Authority Revenue Refunding Bonds, Series B, Commonspirit Health, 5.00%, 8/01/26(a)(b)(c)	615,000	737,194

	Par	Value

Washington (Continued)
Washington State Higher Educational Facilities Authority Revenue Bonds, Seattle University Project,
5.00%, 5/01/22	$215,000	$224,800
4.00%, 5/01/50	250,000	282,608

		13,589,835

West Virginia – 0.1%
Princeton Hospital Revenue Refunding Bonds, Princeton Community Hospital Project, 5.00%, 5/01/22	500,000	520,752

Wisconsin – 2.1%
Milwaukee Corp., Purpose GO Unlimited Bonds, Series B3, 4.00%, 4/01/26	1,000,000	1,100,215
Park Falls NANS, Series B, 3.00%, 3/01/25	975,000	1,017,025
PFA Education Revenue Bonds, North Carolina Leadership Academy, 5.00%, 6/15/49(d)	100,000	107,838
PFA Educational Revenue Bonds, Piedmont Community Charter School,
5.00%, 6/15/39	490,000	576,114
5.00%, 6/15/49	150,000	173,597
PFA Exempt Facilities Revenue Refunding Bonds (AMT), National Gypsum Co., 4.00%, 8/01/35	370,000	371,547
PFA Hospital Revenue Refunding Bonds, Series A, WakeMed Hospital, 4.00%, 10/01/49	500,000	565,323
PFA Revenue Bonds, Roseman University of Health System, 5.00%, 4/01/50(d)	250,000	287,351
Wisconsin Center District Appropriation Revenue Bonds, Milwaukee Arena Project, 5.00%, 12/15/27	200,000	243,371
Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series B, Marshfield Clinic, 5.00%, 2/15/24	1,250,000	1,289,564

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par	Value

Wisconsin (Continued)
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Beloit Health System, Inc., 5.00%, 7/01/23	$645,000	$707,227
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Benevolent Corp., Cedar Community, 5.00%, 6/01/41	250,000	266,866
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B1, Ascension Health Credit Group, 5.00%, 11/15/39	350,000	417,658
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B5, 5.00%, 12/03/24(a)(b)(c)	1,000,000	1,152,124
Wisconsin State Transportation Revenue Refunding Bonds, Series 1, Prerefunded, 4.50%, 7/01/22(e)	400,000	420,321

		8,696,141

Total Municipal Bonds (Cost $333,679,945)		345,342,500

	Number of Shares

Investment Companies – 0.2%

iShares National Muni Bond ETF	8,220	959,685

Total Investment Companies (Cost $933,497)		959,685

	Par/Number of Shares

Short-Term Investments – 17.8%
Money Market Fund – 3.1%

Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(i)	13,103,637	13,103,637

	Par/Number of Shares	Value

Municipal Bonds – 14.7%
Allegheny County Hospital Development Authority Revenue Refunding Bonds, University of Pittsburgh Medical Center, 5.00%, 7/15/21	100,000	$100,964
American Municipal Power-Ohio, Inc., Variable Revenue Refunding Bonds, Series A, 2.30%, 2/15/22(a)(b)(c)	1,250,000	1,257,147
Bartow County Development Authority Revenue Refunding Bonds, Series B, Georgia Power Company Plant Bowen Project, 2.05%, 11/19/21(a)(b)(c)	275,000	277,602
Bensenville GO Unlimited Bonds, Series B (AGM Insured), Prerefunded, 5.00%, 12/30/21(e)	245,000	252,882
Broward County Port Facilities Subordinate Revenue Refunding Bonds, Series D (AMT), 5.00%, 9/01/21	750,000	760,070
California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Series S, J. Paul Getty Trust, (1M USD LIBOR + 0.33%), 0.41%, 4/01/22(a)(c)	1,000,000	1,001,073
California State Municipal Finance Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Management Inc., Project, 0.20%, 6/01/21(a)(b)(c)	1,000,000	999,850
California State Municipal Finance Authority Solid Waste Variable Revenue Refunding Bonds, Republic Services, 0.15%, 7/01/21(a)(b)(c)	300,000	300,000
California State Pollution Control Financing Authority Solid Waste Disposal Revenue Bonds (AMT), Republic Services Inc., Project, 0.18%, 7/15/21(a)(b)(c)(d)	250,000	249,990

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par/Number of Shares	Value

Municipal Bonds (Continued)
California State School Cash Reserve Program Authority Taxable Revenue Notes, Series L, 2.00%, 1/31/22	1,000,000	$1,014,383
Central Bucks School District GO Limited Refunding Bonds (State Aid Withholding), 5.00%, 5/15/21	1,840,000	1,842,742
Central Regional Mobility Authority Senior Lien Revenue Refunding Bonds, Series A, 5.00%, 1/01/22	300,000	308,961
Chicago GO Unlimited Refunding Bonds, Series A, 5.00%, 1/01/22	300,000	308,072
Connecticut State GO Unlimited Bonds, Series A, 5.00%, 3/15/22	795,000	828,416
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Stamford Hospital Issue, 3.00%, 7/01/21	100,000	100,438
Connecticut State Higher Education Supplemental Loan Authority Revenue Refunding Bonds, Series C, Chesla Loan Program, 5.00%, 11/15/21	200,000	205,100
Cumberland County Municipal Authority Revenue Bonds, AICUP Financing Program-Messiah College Project, 3.75%, 4/30/22(a)(b)(c)	500,000	502,620
Dallas Independent School District GO Unlimited Bonds, 2020-Multi-Modal (PSF, Gtd), Prerefunded, 5.00%, 2/15/22(b)(c)(e)	195,000	202,469
Dallas-Fort Worth International Airport Revenue Bonds, Series H (AMT), Prerefunded, 5.00%, 11/01/21(e)	400,000	409,451
E-470 Public Highway Authority Senior Variable Revenue Refunding Bonds, Libor Index, (1M USD LIBOR + 0.42%), 0.49%, 9/01/21(a)(c)	500,000	500,011

	Par/Number of Shares	Value

Municipal Bonds (Continued)
Florida State Development Finance Corp., Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project, 5.00%, 4/01/22	350,000	$364,451
Florida State Housing Finance Corp., Multi Family Mortgage Adjustable Revenue Bonds, Series A, Parrish Oaks, 1.25%, 2/01/22(a)(b)(c)	1,000,000	1,008,305
Greeneville Health & Educational Facilities Board MFH Revenue Bonds, People RD Portfolio Project, 1.45%, 12/01/21(a)(b)(c)	500,000	503,679
Health Care Authority For Baptist Health Variable Revenue Refunding Bonds, Series B, 0.22%, 5/11/21(a)(c)(j)	2,500,000	2,500,000
Highlands County Health Facilities Authority Variable Revenue Refunding Bonds, Hospital Adventist, 0.06%, 5/11/21(a)(c)(j)	1,000,000	1,000,000
Illinois State Finance Authority Revenue Bonds, Series A, Carle Foundation, 5.00%, 8/15/21	500,000	506,813
Illinois State Finance Authority Revenue Refunding Bonds, Series A, OSF Healthcare System, 5.00%, 11/15/21	1,100,000	1,127,147
Illinois State Finance Authority Revenue Refunding Bonds, Southern Illinois Healthcare, 5.00%, 3/01/22	300,000	311,761
Illinois State Sports Facilities Authority State Tax Supported Revenue CABS (AMBAC Insured), 0.00%, 6/15/21(f)	410,000	409,539
Indiana State Finance Authority Hospital Revenue Bonds, Indiana University Health Obligated Group, Prerefunded, 1.65%, 1/01/22(b)(c)(e)	50,000	50,493

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par/Number of Shares	Value

Municipal Bonds (Continued)
Indianapolis MFH Revenue Bonds, Regency Park Apartments, Series A, 1.40%, 9/01/21(a)(b)(c)	1,000,000	$1,003,964
Kentucky State Housing Corp., Variable Revenue Bonds, Beecher Phase I Project, 2.00%, 9/01/21(a)(b)(c)	480,000	482,838
Lackawanna County IDA Revenue Refunding Bonds, University of Scranton, 5.00%, 11/01/21	375,000	383,483
Long Beach Harbor Revenue Notes, Series C, 4.00%, 7/15/21	600,000	604,637
Louisiana State Housing Corp., MFH Variable Revenue Bonds, Hollywood Acres & Hollywood Heights Project, Series 2019, 1.44%, 12/01/21(a)(b)(c)	1,000,000	1,007,589
Madison, Macoupin Etc. Counties Community College District No. 536 GO Unlimited Refunding Bonds, Lewis & Clark Community (AGM Insured), 4.00%, 5/01/21	675,000	675,000
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A, 5.00%, 5/15/21	750,000	751,095
Maryland State Department of Transportation Consolidated Transportation Revenue Bonds, 5.00%, 2/01/22	260,000	269,442
Massachusetts State Educational Financing Authority Revenue Bonds, Series J (AMT), 5.00%, 7/01/21	500,000	503,732
Massachusetts State HFA Revenue Bonds, Colonial Village Projects, 1.45%, 1/01/22(a)(b)(c)	760,000	765,847
Metropolitan Transportation Authority Revenue BANS, Series A-2S, 4.00%, 2/01/22	750,000	770,307
Metropolitan Transportation Authority Revenue BANS, Series B-2A, 5.00%, 5/15/21	875,000	876,315

	Par/Number of Shares	Value

Municipal Bonds (Continued)
Miami-Dade County HFA MFH Variable Revenue Bonds, 1.40%, 4/01/22(a)(b)(c)	500,000	$502,223
Michigan State Strategic Fund Limited Obligation Adjustable Revenue Refunding Bonds, Detroit Edison Co., Pollution Control Bonds Project, 1.45%, 9/01/21(a)(b)(c)	600,000	602,376
Minnesota State HFA Housing Bonds, White Oak Estates, Series F (HUD Sector 8 Program), 1.35%, 8/01/21	1,000,000	1,000,704
Nassau County Local Economic Assistance Corp., Revenue Refunding Bonds, South Nassau Communities Hospital Project, 5.00%, 7/01/21	715,000	720,150
New Jersey State EDA Revenue Bonds, Provident Group Rowan Properties LLC, 5.00%, 1/01/22	150,000	152,191
New York State Mortgage Agency Homeowner Mortgage Revenue Refunding Bonds, Series 214 (AMT), 2.85%, 4/01/22	360,000	367,526
New York Transportation Development Corp. Special Facility Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport, 5.00%, 12/01/21	450,000	462,249
North Carolina Medical Care Commission Health Care Facilities Revenue Refunding Bonds, Deerfield Episcopal Retirement Community, 4.00%, 11/01/21	150,000	152,545
Ohio State Housing Finance Agency MFH Revenue Notes, Wesley Tower Apartments Project, 1.40%, 6/01/21(a)(b)(c)	1,500,000	1,501,372

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par/Number of Shares	Value

Municipal Bonds (Continued)
Orlando Community Redevelopment Agency Tax Increment Revenue Refunding Bonds, Republic Drive/Universal, 5.00%, 4/01/22	200,000	$207,604
Oyster Bay GO Limited BANS, Series C, 4.00%, 8/27/21	1,000,000	1,011,763
Park Falls Water & Sewerage System Revenue BANS, Series C, 3.00%, 3/01/22	835,000	851,799
Puerto Rico Commonwealth GO Unlimited Bonds, Series A, 5.00%, 7/01/19(h)	390,000	341,250
RBC Municipal Products Inc., Trust Floater Certificates Revenue Bonds, Series C-16 for Missouri Health (Royal Bank of Canada LOC), 0.12%, 5/11/21(a)(c)(d)(j)	500,000	500,000
Riverside County Office Education Pooled Cross Fiscal Year 2020-21 TRANS, Series B, 2.00%, 12/31/21	1,000,000	1,012,353
Sacramento County Airport System Revenue Refunding Bonds, Series B, Escrowed to Maturity, 5.00%, 7/01/21	1,950,000	1,964,741
Saint James Parish Variable Revenue Bonds, Series A-1, Nucor Steel, 0.13%, 5/11/21(a)(c)(j)	400,000	400,000
San Antonio Housing Trust Finance Corp., MFH Variable Revenue Bonds, Majestic Ranch Apartments (FHA 221(D4) Insured), 1.40%, 1/01/22(a)(b)(c)	1,000,000	1,006,505
Sand Creek Metropolitan District GO Limited Refunding Bonds, Series A (AGM Insured), 2.00%, 12/01/21	150,000	151,377
Sierra View Local Health Care District Revenue Refunding Bonds, Tulare County, 4.00%, 7/01/21	225,000	226,185

	Par/Number of Shares	Value

Municipal Bonds (Continued)
South Carolina State Jobs EDA Hospital Variable Revenue Bonds, Prisma Health Obligated Group, 0.17%, 5/11/21(a)(c)(j)	2,000,000	$2,000,000
Spotsylvania County EDA Housing Revenue Bonds, Palmers Creek Apartments Project (FHA 221(D4) GNMA Insured), 1.45%, 2/01/22(a)(b)(c)	500,000	504,333
Suffolk County GO Limited TANS, Series I, 2.00%, 7/22/21	1,000,000	1,003,901
Suffolk County GO Limited TANS, Series I, 3.00%, 9/24/21	1,000,000	1,010,559
Tender Option Bond Trust Receipts/CTFS Various States Floaters GO Unlimited Bond, Series 2017-XF2466 (BAM Insured), 0.10%, 5/11/21(a)(c)(d)(j)	3,000,000	3,000,000
Tender Option Bond Trust Receipts/CTFS Various States Floaters Revenue Bonds, Series 2018-XG0171, 0.10%, 5/11/21(a)(c)(d)(j)	3,000,000	3,000,000
Tender Option Bond Trust Receipts/CTFS Various States Floaters Revenue Bonds, Series 2021-XM0927 (AGM Insured), 0.13%, 5/11/21(a)(c)(d)(j)	3,000,000	3,000,000
Texas State Veterans Variable GO Limited Bonds, 0.09%, 5/11/21(a)(c)(j)	4,000,000	4,000,000
Washington State Housing Finance Commission Revenue Bonds, Columbia Park Apartments Project (FHA/GNMA Insured), 1.39%, 7/01/21(a)(b)(c)	1,000,000	1,001,915
Washoe County Water Facilities Variable Revenue Refunding Bonds (AMT), Sierra Pacific, 2.05%, 4/15/22(a)(b)(c)	500,000	507,978

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

	Par/Number of Shares	Value

Municipal Bonds (Continued)
Will County Community High School District No. 210 Lincoln-Way Refunding GO Unlimited Bonds (AGM Insured), 4.00%, 1/01/22	975,000	$996,290
Yuma IDA Hospital Revenue Bonds, Series A, Yuma Regional Medical Center, 5.00%, 8/01/21	675,000	682,672

		61,141,239

Total Short-Term Investments (Cost $74,038,579)		74,244,876

Total Investments – 100.8% (Cost $408,652,021)		420,547,061

Liabilities less Other Assets – (0.8)%		(3,377,748)

NET ASSETS – 100.0%		$417,169,313

Percentages shown are based on Net Assets.

(a)	Maturity date represents the puttable date.
(b)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(c)	Variable rate security. Rate as of April 30, 2021 is disclosed.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.

(e)	Maturity date represents the prerefunded date.
(f)	Zero coupon bond.
(g)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2021.
(h)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(i)	7-day current yield as of April 30, 2021 is disclosed.
(j)

Rate is determined by a Remarketing Agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

Abbreviations:
1M	1 Month
AGM	Assured Guarantee Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
EDA	Economic Development Authority
ETF	Exchange-Traded Fund
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GARVEE	Grant Anticipation Revenue Vehicle
GNMA	Government National Mortgage Association
GO	Government Obligation
Gtd	Guaranteed

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Municipal Bond Fund

HFA	Housing Finance Authority
IBC	Insured Bond Certificates
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LOC	Letter of Credit
MFH	Multifamily Housing
NATL	National Public Finance Guarantee Corporation
PCR	Pollution Control Revenue
PFA	Public Finance Authority
PSF	Permanent School Fund
SFM	Single Family Mortgage
SIFMA	Securities Industry and Financial Markets Association
SonyMA	State of New York Mortgage Agency
TANS	Tax Anticipation Notes
TCRS	Transferable Custodial Receipts
TRANS	Tax Revenue Anticipation Bonds
TRB	Tax Revenue Bonds
USD	United States Dollar

Municipal Issue Type (%)(a),(b)

Revenue Bonds	79.8

General Obligation Unlimited Bonds	9.4

General Obligation Limited Bonds	4.3

Certificates of Participation	1.5

Revenue Notes	1.4

General Obligation Limited Notes	0.6

Tax Allocation Bonds	0.4

Special Assessment Bonds	0.1

Total	97.5
(a)	Percentages shown are based on Net Assets.
(b)	Excludes Investment Companies, Short-Term Money Market Fund Investments and Other.

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Fund’s investments carried at fair value:

Morningstar Municipal Bond Fund	Level 1	Level 2	Level 3	Totals

Investments

Municipal Bonds	$ —	$345,342,500	$—	$345,342,500

Investment Companies	959,685	—	—	959,685

Short-Term Investments	13,103,637	61,141,239	—	74,244,876

Total Investments	$14,063,322	$406,483,739	$—	$420,547,061

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments

Morningstar Defensive Bond Fund

	Par	Value

Asset-Backed Securities – 39.0%

Automobile – 7.0%
Ally Auto Receivables Trust, Series 2019-1, Class A4, 3.02%, 4/15/24	$308,000	$318,426
American Credit Acceptance Receivables Trust,
Series 2020-2, Class B, 2.48%, 9/13/24(a)	160,000	162,420
Series 2020-4, Class B, 0.85%, 12/13/24(a)	264,000	264,770
Series 2021-2, Class B, 0.68%, 5/13/25(a)	92,000	91,980
Series 2020-3, Class C, 1.85%, 6/15/26(a)	392,000	399,549
Series 2020-4, Class C, 1.31%, 12/14/26(a)	433,000	437,506
Series 2021-2, Class C, 0.97%, 7/13/27(a)	392,000	392,262
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-1A, Class A, 3.45%, 3/20/23(a)	302,000	308,133
Series 2017-1A, Class A, 3.07%, 9/20/23(a)	643,000	662,799
Series 2017-2A, Class A, 2.97%, 3/20/24(a)	322,000	335,325
Carmax Auto Owner Trust,
Series 2019-1, Class A4, 3.26%, 8/15/24	240,000	251,242
Series 2019-1, Class B, 3.45%, 11/15/24	129,000	135,215
Chesapeake Funding II LLC,
Series 2019-1A, Class B, 3.11%, 4/15/31(a)	324,000	335,361
Series 2020-1A, Class C, 2.14%, 8/16/32(a)	159,000	163,447
DT Auto Owner Trust,
Series 2020-3A, Class B, 0.91%, 12/16/24(a)	135,000	135,687
Series 2020-2A, Class B, 2.08%, 3/16/26(a)	163,000	165,948
Series 2020-3A, Class C, 1.47%, 6/15/26(a)	149,000	150,926
Exeter Automobile Receivables Trust,
Series 2021-1A, Class A3, 0.34%, 3/15/24	96,000	95,983
Series 2020-2A, Class B, 2.08%, 7/15/24(a)	265,000	268,020
Series 2020-3A, Class B, 0.79%, 9/16/24	192,000	192,589
Series 2021-1A, Class B, 0.50%, 2/18/25	268,000	267,910

	Par	Value

Automobile (Continued)
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32%, 7/15/25	$137,000	$138,529
Ford Credit Auto Lease Trust, Series 2020-B, Class C, 1.70%, 2/15/25	149,000	152,030
Ford Credit Auto Owner Trust, Series 2019-A, Class A4, 2.85%, 8/15/24	324,000	336,495
GM Financial Automobile Leasing Trust, Series 2020-1, Class B, 1.84%, 12/20/23	133,000	135,065
Honda Auto Receivables Owner Trust,
Series 2020-1, Class A3, 1.61%, 4/22/24	505,000	512,880
Series 2019-1, Class A4, 2.90%, 6/18/24	302,000	311,105
Series 2019-2, Class A4, 2.54%, 3/21/25	605,000	624,482
Hyundai Auto Lease Securitization Trust, Series 2020-A, Class B, 2.12%, 5/15/24(a)	157,000	160,238
Nissan Auto Lease Trust, Series 2020-A, Class A4, 1.88%, 4/15/25	256,000	260,529
Nissan Auto Receivables Owner Trust,
Series 2018-B, Class A4, 3.16%, 12/16/24	245,000	252,754
Series 2019-A, Class A4, 3.00%, 9/15/25	308,000	321,483
Prestige Auto Receivables Trust, Series 2020-1A, Class B, 0.77%, 10/15/24(a)	164,000	164,489
Santander Consumer Auto Receivables Trust, Series 2020-AA, Class B, 2.26%, 12/15/25(a)	312,000	321,212
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12%, 1/15/26	423,000	426,302
Toyota Auto Receivables Owner Trust,
Series 2019-A, Class A4, 3.00%, 5/15/24	308,000	320,273
Series 2020-A, Class A3, 1.66%, 5/15/24	554,000	562,854
Westlake Automobile Receivables Trust,
Series 2020-1A, Class C, 2.52%, 4/15/25(a)	761,000	782,169

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Automobile (Continued)
Westlake Automobile Receivables Trust,
Series 2020-2A, Class C, 2.01%, 7/15/25(a)	$220,000	$224,591
Series 2020-3A, Class B, 0.78%, 11/17/25(a)	330,000	331,364
Series 2020-3A, Class C, 1.24%, 11/17/25(a)	155,000	156,430
Series 2021-1A, Class B, 0.64%, 3/16/26(a)	483,000	483,609
Wheels SPV 2 LLC, Series 2019-1A, Class A3, 2.35%, 5/22/28(a)	621,000	635,986
World Omni Auto Receivables Trust,
Series 2020-A, Class A3, 1.70%, 1/17/23	412,000	419,050
Series 2019-A, Class B, 3.34%, 6/16/25	304,000	317,143
World Omni Automobile Lease Securitization Trust, Series 2019-B, Class B, 2.13%, 2/18/25	109,000	110,814

		13,997,374

Automobile Floor Plan – 0.4%
Navistar Financial Dealer Note Master Trust, Series 2020-1, Class C, (1M USD LIBOR + 2.15%), 2.26%, 7/25/25(a)(b)	457,000	462,513
NextGear Floorplan Master Owner Trust, Series 2019-2A, Class A2, 2.07%, 10/15/24(a)	263,000	269,298

		731,811

Commercial Mortgage-Backed Securities – 4.2%
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class A4, 3.02%, 9/10/45	132,640	134,831
Series 2013-GC11, Class A3, 2.82%, 4/10/46	471,866	485,379
Commercial Mortgage Trust,
Series 2012-CCRE2, Class A4, 3.15%, 8/15/45	148,000	151,595
Series 2012-CCRE5, Class A3, 2.54%, 12/10/45	475,745	484,423
Series 2013-LC6, Class A4, 2.94%, 1/10/46	320,949	331,130

	Par	Value

Commercial Mortgage-Backed Securities (Continued)
Commercial Mortgage Trust, Series 2013-CCRE7, Class A4, 3.21%, 3/10/46	$497,817	$518,412
GS Mortgage Securities Corp. Trust, Series 2012-ALOHA, Class A, 3.55%, 4/10/34(a)	588,000	596,783
Hawaii Hotel Trust, Series 2019-MAUI, Class C, (1M USD LIBOR + 1.65%, 1.65% Floor), 1.76%, 5/15/38(a)(b)	616,000	615,809
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-WIKI, Class A, 2.80%, 10/05/31(a)	245,000	245,603
Series 2012-HSBC, Class A, 3.09%, 7/05/32(a)	517,696	528,725
Series 2012-C8, Class AS, 3.42%, 10/15/45(a)	313,000	321,814
Series 2015-C30, Class ASB, 3.56%, 7/15/48	469,287	492,989
LoanCore Issuer Ltd., Series 2021-CRE4, Class A, (1M USD LIBOR + 0.80%, 0.80% Floor), 0.91%, 7/15/35(a)(b)(c)	237,000	236,533
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.09%, 8/10/49	420,638	431,701
VCC Trust, Series 2020-MC1, Class A, 4.50%, 6/25/45(a)	231,806	232,285
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 3.00%, 11/15/30(a)	55,000	56,466
Series 2012-6AVE, Class B, 3.30%, 11/15/30(a)	775,000	799,134
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.92%, 10/15/45	333,480	341,456

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Commercial Mortgage-Backed Securities (Continued)
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class A5, 3.07%, 3/15/45	$122,997	$127,207
Series 2012-C8, Class A3, 3.00%, 8/15/45	617,000	631,163
Series 2012-C9, Class A3, 2.87%, 11/15/45	682,488	699,849

		8,463,287

Other – 25.2%
ABPCI Direct Lending Fund ABS I Ltd., Series 2020-1A, Class B, 4.94%, 12/20/30(a)(c)	891,000	886,225
ABPCI Direct Lending Fund CLO I LLC, Series 2017-1A, Class ER, (3M USD LIBOR + 7.60%, 7.60% Floor), 7.79%, 4/20/32(a)(b)	746,000	712,312
ABPCI Direct Lending Fund CLO X L.P., Series 2020-10A, Class A1A, (3M USD LIBOR + 1.95%, 1.95% Floor), 2.14%, 1/20/32(a)(b)	250,000	249,952
ABPCI Direct Lending Fund IX LLC, Series 2020-9A, Class A1, (3M USD LIBOR + 1.95%, 1.95% Floor), 2.14%, 11/18/31(a)(b)	304,000	304,257
AGL CLO 6 Ltd., Series 2020-6A, Class E, (3M USD LIBOR + 7.48%, 7.48% Floor), 7.67%, 7/20/31(a)(b)	250,000	250,253
AGL CLO 7 Ltd., Series 2020-7A, Class A1, (3M USD LIBOR + 1.80%, 1.80% Floor), 1.98%, 7/15/31(a)(b)	771,000	772,211
Battalion CLO 18 Ltd., Series 2020-18A, Class A1, (3M USD LIBOR + 1.80%, 1.80% Floor), 1.98%, 10/15/32(a)(b)	390,000	391,096
CARS-DB4 L.P., Series 2020-1A, Class A1, 2.69%, 2/15/50(a)	149,450	155,926
Cayuga Park CLO Ltd., Series 2020-1A, Class E, (3M USD LIBOR + 7.33%, 7.33% Floor), 7.52%, 7/17/31(a)(b)	434,000	434,296

	Par	Value

Other (Continued)
Cerberus Loan Funding XXI L.P., Series 2017-4A, Class A, (3M USD LIBOR + 1.45%, 1.45% Floor), 1.63%, 10/15/27(a)(b)	$123,697	$123,592
Cerberus Loan Funding XXIII L.P., Series 2018-2A, Class A, (3M USD LIBOR + 1.00%, 1.00% Floor), 1.18%, 4/15/28(a)(b)	127,945	127,960
Cerberus Loan Funding XXIX L.P., Series 2020-2A, Class A, (3M USD LIBOR + 1.90%, 1.90% Floor), 2.08%, 10/15/32(a)(b)	939,000	939,607
Cerberus Loan Funding XXV L.P., Series 2018-4RA, Class A1TR, (3M USD LIBOR + 1.53%, 1.53% Floor), 1.71%, 10/15/30(a)(b)	797,000	790,793
Cerberus Loan Funding XXVIII L.P.,
Series 2020-1A, Class A, (3M USD LIBOR + 1.85%, 1.85% Floor), 2.09%, 10/15/31(a)(b)	825,000	823,822
Series 2020-1A, Class D, (3M USD LIBOR + 5.30%, 5.30% Floor), 5.54%, 10/15/31(a)(b)	764,000	766,725
Cerberus Loan Funding XXXI L.P., Series 2021-1A, Class A, (3M USD LIBOR + 1.50%, 1.50% Floor), 1.69%, 4/15/32(a)(b)	389,000	388,351
CIFC Funding Ltd., Series 2020-2A, Class E, (3M USD LIBOR + 7.64%, 7.64% Floor), 7.82%, 8/24/32(a)(b)	686,000	689,326
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.22%, 4/25/47(a)	890,880	895,414
Conn’s Receivables Funding LLC, Series 2020-A, Class B, 4.27%, 6/16/25(a)	304,000	306,754
CoreVest American Finance Trust, Series 2018-1, Class A, 3.80%, 6/15/51(a)	212,424	221,894
Dell Equipment Finance Trust,
Series 2020-1, Class C, 4.26%, 6/22/23(a)	336,000	352,416
Series 2019-2, Class B, 2.06%, 10/22/24(a)	198,000	201,442

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Other (Continued)
Dell Equipment Finance Trust, Series 2020-2, Class D, 1.92%, 3/23/26(a)	$255,000	$260,114
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.56%, 12/11/34(a)	510,000	509,949
Elm Trust,
Series 2020-3A, Class A2, 2.95%, 8/20/29(a)	134,000	134,514
Series 2020-3A, Class B, 4.48%, 8/20/29(a)	332,000	332,601
Series 2020-4A, Class A2, 2.29%, 10/20/29(a)	113,000	112,709
Series 2020-4A, Class B, 3.87%, 10/20/29(a)	338,000	337,126
FCI Funding, Series 2021-1A, Class A, 1.13%, 4/15/33(a)	169,000	169,073
Finance of America HECM Buyout,
Series 2020-HB2, Class A, 1.71%, 7/25/30(a)	580,223	583,739
Series 2021-HB1, Class A, 0.88%, 2/25/31(a)	228,954	228,980
Series 2021-HB1, Class M1, 1.59%, 2/25/31(a)	196,000	195,516
Fortress Credit Opportunities IX CLO Ltd.,
Series 2016-7A, Class BR, (3M USD LIBOR + 2.45%, 2.45% Floor), 2.63%, 12/15/28(a)(b)	395,000	394,635
Series 2017-9A, Series A1T, (3M USD LIBOR + 1.55%), 1.74%, 11/15/29(a)(b)	569,000	567,633
Series 2017-9A, Class AFR2, 2.53%, 11/15/29(a)	272,000	271,736
(3M USD LIBOR + 2.65%), 2.84%, 11/15/29(a)(b)	813,000	810,696
Fortress Credit Opportunities VII CLO Ltd., Series 2016-7I, Class E, (3M USD LIBOR + 7.49%), 7.67%, 12/15/28(b)	302,000	296,488

	Par	Value

Other (Continued)
Fortress Credit Opportunities XIII CLO Ltd.,
Series 2020-13A, Class A, (3M USD LIBOR + 2.25%, 2.25% Floor), 2.43%, 7/15/28(a)(b)	$442,566	$443,678
Series 2020-13A, Class C, (3M USD LIBOR + 4.00%, 4.00% Floor), 4.18%, 7/15/28(a)(b)	289,000	280,653
Series 2020-13A, Class D, (3M USD LIBOR + 4.05%, 4.05% Floor), 4.23%, 7/15/28(a)(b)	578,000	577,480
Galaxy XXIII CLO Ltd., (3M USD LIBOR + 0.87%, 0.87% Floor), 1.05%, 4/24/29(a)(b)	386,000	384,074
Golub Capital BDC CLO 4 LLC, Series 2020-1A, Class A1, (3M USD LIBOR + 2.35%, 2.35% Floor), 2.55%, 11/05/32(a)(b)	761,000	763,019
Golub Capital Partners ABS Funding Ltd.,
Series 2020-1A, Class A2, 3.21%, 1/22/29(a)	769,000	776,745
Series 2020-1A, Class B, 4.50%, 1/22/29(a)	476,000	483,296
Series 2021-1A, Class A2, 2.77%, 4/20/29(a)	161,000	161,642
Series 2021-1A, Class B, 3.82%, 4/20/29(a)	382,000	381,971
Golub Capital Partners CLO Ltd.,
Series 2018-38A, Class C, (3M USD LIBOR + 2.80%, 2.80% Floor), 2.99%, 7/20/30(a)(b)	507,000	507,216
Series 2020-49A, Class A1, (3M USD LIBOR + 2.50%, 2.50% Floor), 2.69%, 7/20/32(a)(b)	319,000	319,828
Gracie Point International Funding, Series 2021-1A, Class A, (1M USD LIBOR + 0.75%), 0.86%, 11/01/23(a)(b)	403,000	403,000
Grand Avenue CRE, Series 2019-FL1, Class AS, (1M USD LIBOR + 1.50%), 1.61%, 6/15/37(a)(b)(c)	189,000	189,020

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Other (Continued)
GreatAmerica Leasing Receivables Funding LLC,
Series 2020-1, Class A3, 1.76%, 8/15/23(a)	$192,000	$194,941
Series 2019-1, Class A4, 3.21%, 2/18/25(a)	302,000	313,195
Series 2019-1, Class B, 3.37%, 2/18/25(a)	308,000	321,902
Hercules Capital Funding Trust,
Series 2018-1A, Class A, 4.61%, 11/22/27(a)	453,612	457,442
Series 2019-1A, Class A, 4.70%, 2/20/28(a)	398,323	401,892
HPEFS Equipment Trust,
Series 2020-1A, Class C, 2.03%, 2/20/30(a)	334,000	341,015
Series 2020-2A, Class C, 2.00%, 7/22/30(a)	289,000	295,261
Ivy Hill Middle Market Credit Fund IX Ltd., Series 9A, Class CR, (3M USD LIBOR + 2.35%), 2.54%, 1/18/30(a)(b)	778,000	743,181
Ivy Hill Middle Market Credit Fund X Ltd., Series 10A, Class A1AR, (3M USD LIBOR + 1.25%), 1.44%, 7/18/30(a)(b)	273,000	271,392
Ivy Hill Middle Market Credit Fund XVIII Ltd., Series 18A, Class E, (3M USD LIBOR + 7.75%, 7.75% Floor), 7.93%, 4/22/33(a)(b)	970,000	969,986
John Deere Owner Trust, Series 2019-A, Class A4, 3.00%, 1/15/26	299,000	308,683
Kayne CLO 8 Ltd., Series 2020-8A, Class E, (3M USD LIBOR + 7.15%, 7.15% Floor), 7.33%, 7/15/31(a)(b)	859,000	859,531
Legal Fee Funding LLLC, Series 2006-1A, Class A, 8.00%, 7/20/36(a)	90,397	93,348
MelTel Land Funding LLC, Series 2019-1A, Class C, 6.07%, 4/15/49(a)	188,000	197,968
Monroe Capital ABS Funding Ltd.,
Series 2021-1A, Class A2, 2.82%, 4/22/31(a)(c)(d)	403,000	399,937
Series 2021-1A, Class B, 3.91%, 4/22/31(a)(c)(d)	221,000	219,320

	Par	Value

Other (Continued)
Nationstar HECM Loan Trust,
Series 2019-1A, Class M1, 2.66%, 6/25/29(a)	$606,000	$608,525
Series 2019-2A, Class M1, 2.36%, 11/25/29(a)	100,000	101,035
Series 2020-1A, Class A1, 1.27%, 9/25/30(a)	711,976	713,352
Series 2020-1A, Class M1, 1.47%, 9/25/30(a)	230,000	230,032
Series 2020-1A, Class M2, 1.97%, 9/25/30(a)	206,000	205,815
NRZ Advance Receivables Trust,
Series 2020-T3, Class AT3, 1.32%, 10/15/52(a)	292,000	292,934
Series 2020-T2, Class AT2, 1.48%, 9/15/53(a)	930,000	932,748
NRZ Excess Spread-Collateralized Notes, Series 2018-FNT1, Class A, 3.61%, 5/25/23(a)	281,647	282,409
Oasis Securitization Funding LLC, Series 2021-1A, Class A, 2.58%, 2/15/33(a)	234,267	234,238
Octagon Investment Partners 46 Ltd., Series 2020-2A, Class E, (3M USD LIBOR + 7.86%, 7.86% Floor), 8.04%, 7/15/33(a)(b)	853,000	855,240
Ocwen Master Advance Receivables Trust, Series 2020-T1, Class AT1, 1.28%, 8/15/52(a)	954,000	957,411
OHA Credit Funding 6 Ltd., Series 2020-6A, Class E, (3M USD LIBOR + 7.33%, 7.33% Floor), 7.52%, 7/20/31(a)(b)	582,000	582,945
Oportun Funding XIV LLC, Series 2021-A, Class A, 1.21%, 3/08/28(a)	143,000	143,041
Oportun Issuance Trust, Series 2021-B, Class A, 5/08/31(a)(e)	230,000	229,842

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Other (Continued)
Owl Rock CLO III Ltd., Series 2020-3A, Class A1L, (3M USD LIBOR + 1.80%), 1.99%, 4/20/32(a)(b)	$400,000	$398,333
Owl Rock CLO VI Ltd., Series 2021-6A, Class A, 6/21/32(a)(e)	915,000	914,771
Owl Rock Technology Financing LLC, Series 2020-1A, Class A, (3M USD LIBOR + 2.95%, 2.95% Floor), 3.20%, 1/15/31(a)(b)	788,000	788,908
OZLM Funding Ltd., Series 2012-1A, Class A1R3, (3M USD LIBOR + 0.97%, 0.97% Floor), 1.15%, 7/22/29(a)(b)	848,000	847,999
Parliament Funding II Ltd., Series 2020-1A, Class A, (3M USD LIBOR + 2.45%, 2.45% Floor), 2.64%, 8/12/30(a)(b)	426,000	426,371
PFS Financing Corp.,
Series 2019-A, Class B, 3.13%, 4/15/24(a)	603,000	613,585
Series 2020-F, Class A, 0.93%, 8/15/24(a)	186,000	186,967
Series 2020-F, Class B, 1.42%, 8/15/24(a)	100,000	100,606
Series 2019-C, Class A, 2.23%, 10/15/24(a)	100,000	102,534
Series 2020-A, Class B, 1.77%, 6/15/25(a)	881,000	891,395
Series 2020-E, Class B, 1.57%, 10/15/25(a)	465,000	467,754
Silvermore CLO Ltd., Series 2014-1A, Class A1R, (3M USD LIBOR + 1.17%), 1.36%, 5/15/26(a)(b)	38,580	38,581
SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(a)	578,730	585,772
Stratus CLO Ltd., Series 2020-2A, Class D, (3M USD LIBOR + 3.65%, 3.65% Floor), 3.83%, 10/15/28(a)(b)	448,000	448,330
Telos CLO Ltd., Series 2014-5A, Class A1R, (3M USD LIBOR + 0.95%, 0.95% Floor), 1.14%, 4/17/28(a)(b)	106,615	106,519

	Par	Value

Other (Continued)
Towd Point Mortgage Trust,
Series 2017-2, Class A1, 2.75%, 4/25/57(a)	$398,584	$404,367
Series 2018-2, Class A1, 3.25%, 3/25/58(a)	444,232	463,860
TVEST LLC, Series 2020-A, Class A, 4.50%, 7/15/32(a)	198,865	200,771
VCAT LLC,
Series 2020-NPL1, Class A1, (Step to 6.67% on 9/25/23), 3.67%, 8/25/50(a)(f)	209,158	211,300
Series 2021-NPL1, Class A1, (Step to 5.29% on 1/25/24), 2.29%, 12/26/50(a)(f)	116,281	116,507
VCO CLO LLC, Series 2018-1A, Class A, (3M USD LIBOR + 1.50%, 1.50% Floor), 1.69%, 7/20/30(a)(b)	140,879	140,711
VCP CLO II Ltd., Series 2021-2A, Class E, (3M USD LIBOR + 8.40%), 8.59%, 4/15/31(a)(b)(c)	1,119,000	1,133,530
Vericrest Opportunity Loan Trust, Series 2020-NPL6, Class A1A, (Step to 0.00% on 8/25/21), 3.97%, 4/25/50(a)(f)	163,921	164,003
Verizon Owner Trust,
Series 2019-A, Class B, 3.02%, 9/20/23	585,000	603,580
Series 2019-B, Class B, 2.40%, 12/20/23	605,000	621,666
Series 2019-C, Class B, 2.06%, 4/22/24	375,000	384,957
VOLT XCI LLC, Series 2020-NPL7, Class A1, (Step to 2.79% on 11/25/23), 3.10%, 11/25/50(a)(f)	421,120	422,693
VOLT XCV LLC, Series 2021-NPL4, Class A1, (Step to 5.24% on 3/25/24), 2.24%, 3/27/51(a)(f)	604,414	604,103
Volvo Financial Equipment LLC, Series 2019-1A, Class A4, 3.13%, 11/15/23(a)	302,000	311,395
Voya CLO Ltd., Series 2020-2A, Class E, (3M USD LIBOR + 7.85%, 7.85% Floor), 8.04%, 7/19/31(a)(b)	928,000	930,543

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Other (Continued)
Wellfleet CLO Ltd., Series 2016-1A, Class AR, (3M USD LIBOR + 0.91%), 1.10%, 4/20/28(a)(b)	$216,648	$216,667
Whitebox CLO II Ltd., Series 2020-2A, Class A1, (3M USD LIBOR + 1.75%, 1.75% Floor), 1.93%, 10/24/31(a)(b)	963,000	966,666
Woodmont Trust, Series 2017-1A, Class A1R, (3M USD LIBOR + 2.00%, 2.00% Floor), 2.19%, 10/18/32(a)(b)	959,000	956,185
Zais CLO 7 Ltd., Series 2017-2A, Class A, (3M USD LIBOR + 1.29%), 1.47%, 4/15/30(a)(b)	311,757	311,862

		50,504,107

Student Loan – 0.0%(g)
SMB Private Education Loan Trust 2021-A, Series 2021-A, Class A1, (1M USD LIBOR + 0.50%), 0.61%, 1/15/53(a)(b)	87,896	88,093

Whole Loan – 2.2%
BRAVO Residential Funding Trust, Series 2019-1, Class A1C, 3.50%, 3/25/58(a)	260,403	267,554
CFMT LLC, Series 2021-HB5, Class A, 0.80%, 2/25/31(a)(h)	457,580	457,038
CIM Trust,
Series 2017-7, Class A, 3.00%, 4/25/57(a)	143,855	146,377
Series 2018-R3, Class A1, 5.00%, 12/25/57(a)	321,351	340,091
PRPM LLC,
Series 2021-2, Class A1, 2.12%, 3/25/24(a)(h)(i)	368,291	368,901
Series 2020-3, Class A1, (Step to 5.86% on 10/25/23), 2.86%, 9/25/25(a)(f)	517,229	520,102
Series 2020-5, Class A1, (Step to 6.10% on 11/25/23), 3.10%, 11/25/25(a)(f)	525,513	529,392
RCO V Mortgage LLC, Series 2020-1, Class A1, (Step to 6.11% on 10/25/23), 3.10%, 9/25/25(a)(f)	472,262	476,056

	Par	Value

Whole Loan (Continued)
VCAT LLC, Series 2021-NPL2, Class A1, 2.12%, 3/27/51(a)	$408,186	$408,073
VOLT C LLC, Series 2021-NPL9, Class A1, (Step to 4.99% on 5/25/24), 1.99%, 5/25/51(a)(f)	482,000	481,944
VOLT XCIV LLC, Series 2021-NPL3, Class A1, (Step to 5.24% on 2/25/24), 2.24%, 2/27/51(a)(f)	447,790	447,560

		4,443,088

Total Asset-Backed Securities (Cost $77,219,557)		78,227,760

	Number of Shares

Common Stocks – 0.4%

Real Estate – 0.2%
Copper Property CTL Pass Through Trust(j)	25,536	408,576

Retail – 0.0%(g)
J.C. Penney Earnout(k)*	3,405	30,645

Transportation – 0.2%
PHI Group, Inc.(l)*	30,348	440,046

Total Common Stocks (Cost $751,878)		879,267

Private Placement – 0.1%

Transportation – 0.1%
PHI Group, Inc.(l)(m)*	14,039	110,837

Total Private Placement (Cost $110,837)		110,837

	Par	Value

Corporate Bonds – 1.9%

Coal – 0.2%
Natural Resource Partners L.P./NRP Finance Corp., 9.13%, 6/30/25(a)	391,000	372,916

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Commercial Services – 0.4%
StoneMor Partners L.P./Cornerstone Family Services of West Virginia Subsidiary, (100% Cash), 11.50%, 6/30/24(n)	$788,958	$829,392

Diversified Financial Services – 0.5%
Midcap Financial Issuer Trust, 6.50%, 5/01/28(a)	936,000	969,893

Food Service – 0.1%
Aramark Services, Inc., 6.38%, 5/01/25(a)	159,000	169,136

Housewares – 0.0%(g)
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25(a)	104,000	111,020

Investment Management Companies – 0.3%
Golub Capital BDC, Inc., 3.38%, 4/15/24	513,000	534,216

Leisure Time – 0.1%
Royal Caribbean Cruises Ltd., 11.50%, 6/01/25(a)	274,000	317,413

Telecommunications – 0.3%
Consolidated Communications, Inc., 6.50%, 10/01/28(a)	381,000	410,470
Frontier Communications Corp., 5.88%, 10/15/27(a)	137,000	145,563

		556,033

Total Corporate Bonds (Cost $3,645,925)		3,860,019

Foreign Issuer Bonds – 0.4%

Canada – 0.3%
Air Canada Pass Through Trust, Series 2020-1, Class C, 10.50%, 7/15/26(a)(c)	470,000	584,210

Ireland – 0.1%
Cimpress PLC, 7.00%, 6/15/26(a)	175,000	184,187

Total Foreign Issuer Bonds (Cost $600,407)		768,397

	Par	Value

Mortgage-Backed Securities – 1.9%

Federal Home Loan Mortgage Corporation – 1.0%
Multifamily Structured Pass Through Certificates,
Series K024, Class A2, 2.57%, 9/25/22	$52,000	$53,433
Series K042, Class A1, 2.27%, 6/25/24	100,064	103,139
Real Estate Mortgage Investment Conduits,
Series 4336, Class WV, 3.00%, 10/15/25	241,508	245,774
Series 4387, Class VA, 3.00%, 2/15/26	321,116	328,655
Series 4220, Class EH, 2.50%, 6/15/28	445,167	462,410
Series 4311, Class QC, 2.25%, 10/15/28	448,458	463,108
Series 4162, Class P, 3.00%, 2/15/33	310,446	328,859

		1,985,378

Federal National Mortgage Association – 0.3%
Interest Strip, Series 284, Class 1, 0.00%, 7/25/27(o)	120,206	114,642
Real Estate Mortgage Investment Conduits,
Series 2014-3, Class AM, 2.50%, 1/25/32	215,784	220,868
Series 2012-144, Class PD, 3.50%, 4/25/42	158,757	168,617

		504,127

Government National Mortgage Association – 0.6%
Series 2012-150, Class IO, 0.55%, 11/16/52(h)	1,613,452	32,825
Series 2014-148, Class A, 2.65%, 11/16/43	47,018	47,058
Series 2015-108, Class IO, 0.47%, 10/16/56(h)	241,439	8,713
Series 2015-47, Class IO, 0.55%, 10/16/56(h)	2,531,137	77,433
Series 2015-7, Class IO, 0.53%, 1/16/57(h)	2,623,069	83,511
Series 2019-39, Class A, 3.10%, 5/16/59	272,038	277,228
Series 2020-42, Class IO, 1.03%, 3/16/62(h)	2,161,263	177,535
Series 2020-43, Class IO, 1.27%, 11/16/61(h)	1,393,538	125,138

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Par	Value

Government National Mortgage Association (Continued)
Series 2020-71, Class IO, 1.15%, 1/16/62(h)	$1,844,266	$159,102
Series 2020-75, Class IO, 1.05%, 2/16/62(h)	3,087,498	249,079

		1,237,622
Total Mortgage-Backed Securities (Cost $4,168,641)		3,727,127

Term Loans – 2.7%

Advertising – 0.5%
ABG Intermediate Holdings 2 LLC, 2021 Refinancing Term Loan,
(3M USD LIBOR + 3.25%, 0.75% Floor), 4.00%, 9/27/24(b)	451,135	450,089
9/27/24(p)	21,008	20,959
ABG Intermediate Holdings 2 LLC, Amendment No. 5 Incremental Term Loan, (3M USD LIBOR + 5.25%, 1.00% Floor), 6.25%, 9/27/24(b)	199,000	199,000
CB Poly Investments LLC, Closing Date Term Loan, (3M USD LIBOR + 4.50%, 1.00% Floor), 5.50%, 8/16/23(b)	373,900	361,202

		1,031,250

Commercial Services – 0.5%
Cimpress PLC, Term Loan B, 4/30/28(p)	272,000	269,960
MediaCo Holding, Inc., Term Loan, (1M USD LIBOR + 4.50%, 1.00% Floor), 9.40%, 11/25/24(b)(q)	715,707	665,607

		935,567

Electronics – 0.1%
Tech Data Corp., Non-FILO Term Loan, (1M USD LIBOR + 3.50%), 3.61%, 6/30/25(b)	252,730	253,362

Environmental Control – 0.2%
Packers Holdings LLC, Initial Term Loan (2021), 3/09/28(p)	326,000	322,401

	Par	Value

Insurance – 0.3%
Asurion LLC, New B-7 Term Loan,
(1M USD LIBOR + 3.00%), 3.11%, 11/03/24(b)	$426,903	$424,234
11/03/24(p)	226,418	225,003

		649,237

Retail – 0.0%(g)
J.C. Penney Corp., Inc., Loan, (r)(s)	233,386	505

Software – 0.3%
Solera LLC, Dollar Term Loan, (1M USD LIBOR + 2.75%), 2.86%, 3/03/23(b)	680,301	676,233

Telecommunications – 0.6%
Cincinnati Bell, Inc., Tranche B Term Loan, (1M USD LIBOR + 3.25%, 1.00% Floor), 4.25%, 10/02/24(b)	324,835	324,309
Frontier Communications Corp., Refinancing Term Loan, (1M USD LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/08/21(b)	195,279	194,465
Frontier Communications Corp., Term B-2 Loan, 10/08/21(p)	174,721	173,992
LOGIX Holding Co. LLC, Initial Term Loan, (1M USD LIBOR + 5.75%, 1.00% Floor), 6.75%, 12/22/24(b)	202,839	192,190
Windstream Services II LLC, Initial Term Loan, (1M USD LIBOR + 6.25%, 1.00% Floor), 7.25%, 9/21/27(b)	313,625	314,312

		1,199,268

Transportation – 0.2%
Hanjin International Corp., Term Loan,
(1M USD LIBOR + 5.00%, 0.50% Floor), 5.50%, 12/23/22(b)	424,000	422,940
12/23/22(p)	3,000	2,993

		425,933

Total Term Loans (Cost $5,495,258)		5,493,756

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

	Number of Shares	Value

Warrants – 0.0%(g)

Telecommunications – 0.0%(g)
Windstream Services LLC (t)*	318	$3,975

Total Warrants (Cost $146,140)		3,975

Investment Companies – 46.2%
Schwab Intermediate-Term U.S. Treasury ETF	358,103	20,300,859
Schwab Short-Term U.S. Treasury ETF	474,727	24,358,243
Vanguard Intermediate-Term Corporate Bond ETF	87,297	8,190,204
Vanguard Mortgage-Backed Securities ETF	193,114	10,360,566
Vanguard Short-Term Corporate Bond ETF	234,240	19,378,675
Vanguard Short-Term Inflation-Protected Securities ETF	194,074	10,089,907

Total Investment Companies (Cost $92,125,777)		92,678,454

	Number of Shares	Value

Short-Term Investments – 8.6%

Money Market Fund – 8.6%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(u)	17,276,585	$17,276,585

Total Short-Term Investments (Cost $17,276,585)		17,276,585

Total Investments – 101.2% (Cost $201,541,005)		203,026,177

Liabilities less Other Assets – (1.2)%		(2,497,335)

NET ASSETS – 100.0%		$200,528,842

Percentages shown are based on Net Assets.

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.

(b)	Variable rate security. Rate as of April 30, 2021 is disclosed.
(c)

Restricted security that has been deemed illiquid. At April 30, 2021, the value of these restricted illiquid securities amounted to $3,648,775 or 1.82% of net assets. Additional information on these restricted illiquid securities is as follows:

Security	Acquisition Date	Acquisition Cost

ABPCI Direct Lending Fund ABS I Ltd., 4.94%, 12/20/30	12/16/20	$891,000
Air Canada Pass Through Trust, 10.50%, 7/15/26	5/29/20	446,509
Grand Avenue CRE, 1.61%, 6/15/37	3/18/21	189,103
LoanCore Issuer Ltd., 0.91%, 7/15/35	1/28/21	237,000

Security	Acquisition Date	Acquisition Cost

Monroe Capital ABS Funding Ltd., 2.82%, 4/22/31	2/18/21-3/25/21	$ 402,757
Monroe Capital ABS Funding Ltd., 3.91%, 4/22/31	2/18/21	221,000
VCP CLO II Ltd., 8.59%, 4/15/31	2/5/21	1,085,430

(d)	This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of $99.24 is based on an independent third-party broker quote.

(e)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2021.

(f)	Step coupon bond. Rate as of April 30, 2021 is disclosed.

(g)	Amount rounds to less than 0.05%.

(h)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2021 is disclosed.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

(i)	Perpetual bond. Maturity date represents next call date.

(j)	This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of $16.00 is based on an independent third-party broker quote.

(k)

This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of $9.00 is based on an independent third-party broker quote. During the fiscal period, the Fund obtained the security via a reorganization event at no cost.

(l)

This restricted security constituted 0.27% of total net assets at April 30, 2021. This security is not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale.

(m)

This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of $7.89 is based on recent trade activity obtained from market makers in the security. During the fiscal period, the Fund did not add or detract from its position in this asset.

(n)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description. (o) Zero coupon bond.

(p)	Position is unsettled. Contract rate was not determined at April 30, 2021 and does not take effect until settlement date.

(q)

This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of $93.00 is derived using an independent pricing valuation obtained from an investment banking firm along with a 2% discount. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(r)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.

(s)	This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of 0.25 is based on an independent third-party broker quote.

(t)

This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of $12.50 is based on an independent third-party broker quote. During the fiscal period, the Fund obtained $146,140 of this security via a reorganization event.

(u)	7-day current yield as of April 30, 2021 is disclosed.

*	Non-Income Producing Security

Abbreviations:
1M	1 Month
3M	3 Month
ABS	Asset-Backed Security
BDC	Business Development Company
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
IO	Interest Only
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PLC	Public Limited Company
Strip	Separate Trading of Registered Interest and Principal
USD	United States Dollar

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Defensive Bond Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Fund’s investments carried at fair value:

Morningstar Defensive Bond Fund	Level 1	Level 2	Level 3	Totals

Investments
Asset-Backed Securities	$—	$77,608,503	$619,257	$78,227,760
Common Stocks	440,046	—	439,221	879,267
Private Placement	—	—	110,837	110,837
Corporate Bonds	—	3,860,019	—	3,860,019
Foreign Issuer Bonds	—	768,397	—	768,397
Mortgage-Backed Securities	—	3,727,127	—	3,727,127
Term Loans	—	4,827,644	666,112	5,493,756
Warrants	—	—	3,975	3,975
Investment Companies	92,678,454	—	—	92,678,454
Short-Term Investments	17,276,585	—	—	17,276,585

Total Investments	$110,395,085	$90,791,690	$1,839,402	$203,026,177

Investments classified within Level 3 of the fair value hierarchy are valued by Morningstar Investment Management LLC (“MIM") in good faith under procedures adopted by authority of the Fund’s Board of Trustees. MIM employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. MIM reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, MIM will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments

Morningstar Multisector Bond Fund

	Par(a)	Value

Asset-Backed Securities – 1.2%

Commercial Mortgage-Backed Securities – 0.5%
GS Mortgage Securities Trust,
Series 2011-GC5, Class D, 5.48%, 8/10/44(b)(c)	$295,000	$179,841
Series 2011-GC5, Class C, 5.48%, 8/10/44(b)(c)	35,000	29,052
Series 2013-GC13, Class C, 4.22%, 7/10/46(b)(c)	320,000	298,552
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class B, 4.50%, 8/15/46(c)	110,000	78,551
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class C, 4.43%, 10/15/30(b)(c)	100,000	78,469
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class C, 4.46%, 8/15/50	75,000	54,981
Series 2016-C36, Class C, 4.33%, 11/15/59(c)	45,000	39,168
WFRBS Commercial Mortgage Trust,
Series 2011-C3, Class D, 5.75%, 3/15/44(b)(c)	225,000	121,270
Series 2012-C7, Class D, 4.96%, 6/15/45(b)(c)	320,000	82,386
Series 2012-C10, Class C, 4.51%, 12/15/45(c)	120,000	107,911

		1,070,181

Other – 0.7%
CarVal CLO I Ltd., Series 2018-1A, Class D, (3M USD LIBOR + 2.89%), 3.07%, 7/16/31(b)(d)	265,000	263,946
OZLM XXIII Ltd., Series 2019-23A, Class DR, (3M USD LIBOR + 3.75%, 3.75% Floor), 3.93%, 4/15/34(b)(d)	280,000	279,576
Palmer Square CLO Ltd., Series 2018-3A, Class D, (3M USD LIBOR + 4.40%, 4.40% Floor), 4.59%, 8/15/26(b)(d)	250,000	250,004

	Par(a)	Value

Other (Continued)
Palmer Square Loan Funding Ltd., Series 2020-3A, Class D, (3M USD LIBOR + 4.23%, 4.23% Floor), 4.42%, 7/20/28(b)(d)	$250,000	$250,869
Pikes Peak CLO 4, Series 2019-4A, Class E, (3M USD LIBOR + 6.77%, 6.77% Floor), 6.95%, 7/15/32(b)(d)	260,000	259,875
Progress Residential, Series 2021-SFR3, Class F, 3.44%, 5/17/26(b)	100,000	99,939
Series 2021-SFR4, Class F, 5/17/38(b)(e)	145,000	145,333

		1,549,542

Whole Loan – 0.0%(f)
VOLT XCVI LLC, Series 2021-NPL5, Class A2, (Step to 8.83% on 3/25/25), 4.83%, 3/27/51(b)(g)	100,000	99,934

Total Asset-Backed Securities (Cost $2,886,798)		2,719,657

	Number of Shares

Common Stocks – 0.6%

Aerospace/Defense – 0.0%(f)
Lockheed Martin Corp.	121	46,048

Banks – 0.0%(f)
Morgan Stanley	511	42,183

Beverages – 0.0%(f)
Coca-Cola (The) Co.	811	43,778

Chemicals – 0.0%(f)
Hexion Holdings Corp., Class B*	434	6,727

Commercial Services – 0.0%(f)
Automatic Data Processing, Inc.	229	42,821

Computers – 0.1%
Accenture PLC, Class A	157	45,526
Apple, Inc.	318	41,804

		87,330

Cosmetics/Personal Care – 0.0%(f)
Procter & Gamble (The) Co.	326	43,495

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Number of Shares	Value

Diversified Financial Services – 0.0%(f)
BlackRock, Inc.	56	$45,881

Electric – 0.1%
Duke Energy Corp.	462	46,519
NextEra Energy, Inc.	532	41,235

		87,754

Engineering & Construction – 0.0%(f)
Mcdermott International Ltd.*	1,932	869

Entertainment – 0.0%(f)
Scientific Games Corp.*	926	54,190

Healthcare - Products – 0.0%(f)
Abbott Laboratories	332	39,867

Healthcare - Services – 0.1%
Anthem, Inc.	130	49,320
UnitedHealth Group, Inc.	121	48,255

		97,575

Insurance – 0.0%(f)
Progressive (The) Corp.	462	46,542

Machinery - Diversified – 0.0%(f)
Deere & Co.	121	44,873

Media – 0.0%(f)
Comcast Corp., Class A	745	41,832

Mining – 0.0%(f)
Newmont Corp.	737	45,996

Oil & Gas – 0.0%(f)
Battalion Oil Corp.*	363	4,356
Chevron Corp.	393	40,506

		44,862

Pharmaceuticals – 0.1%
Johnson & Johnson	253	41,171
Merck & Co., Inc.	559	41,645

		82,816

Pipelines – 0.0%(f)
Williams (The) Cos., Inc.	1,715	41,777

Real Estate Investment Trusts – 0.0%(f)
American Tower Corp.	191	48,661

Retail – 0.1%
Home Depot (The), Inc.	155	50,169
Starbucks Corp.	378	43,277
Walmart, Inc.	309	43,232

		136,678

	Number of Shares	Value

Software – 0.0%(f)
Microsoft Corp.	171	$43,123

Telecommunications – 0.0%(f)
Cisco Systems, Inc.	884	45,004

Transportation – 0.1%
Union Pacific Corp.	193	42,863
United Parcel Service, Inc., Class B	250	50,965

		93,828

Total Common Stocks (Cost $1,258,908)		1,354,510

	Par(a)

Convertible Bonds – 2.1%

Airlines – 0.2%
JetBlue Airways Corp., 0.50%, 4/01/26(b)	$60,000	65,550
Southwest Airlines Co., 1.25%, 5/01/25	190,000	329,887

		395,437
Biotechnology – 0.5%
BioMarin Pharmaceutical, Inc.,
0.60%, 8/01/24	140,000	142,450
1.25%, 5/15/27(b)	650,000	640,250
Guardant Health, Inc., 0.00%, 11/15/27(b)(h)	65,000	85,191
Halozyme Therapeutics, Inc., 0.25%, 3/01/27(b)	75,000	72,187
Ionis Pharmaceuticals, Inc., 0.00%, 4/01/26(b)(h)	80,000	80,808
Livongo Health, Inc., 0.88%, 6/01/25(b)	65,000	104,812

		1,125,698
Commercial Services – 0.1%
Chegg, Inc., 0.00%, 9/01/26(b)(h)	45,000	49,432
Shift4 Payments, Inc., 0.00%, 12/15/25(b)(h)	60,000	84,228

		133,660
Computers – 0.0%(f)
Lumentum Holdings, Inc., 0.50%, 12/15/26	60,000	66,228

Energy - Alternate Sources – 0.0%(f)
Sunrun, Inc., 0.00%, 2/01/26(b)(h)	40,000	32,900

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Entertainment – 0.1%
Marriott Vacations Worldwide Corp., 0.00%, 1/15/26(b)(h)	$100,000	$118,250

Healthcare - Products – 0.0%(f)
SmileDirectClub, Inc., 0.00%, 2/01/26(b)(h)	60,000	52,463

Healthcare - Services – 0.2%
Teladoc Health, Inc., 1.25%, 6/01/27(b)	410,000	458,431

Internet – 0.2%
Expedia Group, Inc., 0.00%, 2/15/26(b)(h)	80,000	86,720
Palo Alto Networks, Inc., 0.38%, 6/01/25(b)	185,000	241,240
Twitter, Inc., 0.00%, 3/15/26(b)(h)	130,000	118,208
Uber Technologies, Inc., 0.00%, 12/15/25(b)(h)	115,000	120,638

		566,806

Leisure Time – 0.0%(f)
Peloton Interactive, Inc., 0.00%, 2/15/26(b)(h)	95,000	85,975

Media – 0.7%
DISH Network Corp.,
2.38%, 3/15/24	135,000	131,456
0.00%, 12/15/25(b)(h)	100,000	122,200
3.38%, 8/15/26	1,195,000	1,257,738
Liberty Media Corp., 0.50%, 12/01/50(b)	120,000	134,040

		1,645,434

Oil & Gas Services – 0.0%(f)
Oil States International, Inc., 1.50%, 2/15/23	65,000	59,102

Pharmaceuticals – 0.1%
Aerie Pharmaceuticals, Inc., 1.50%, 10/01/24	85,000	85,924
Flexion Therapeutics, Inc., 3.38%, 5/01/24	20,000	17,670
Neurocrine Biosciences, Inc., 2.25%, 5/15/24	115,000	151,081

		254,675

	Par(a)	Value

Software – 0.0%(f)
LivePerson, Inc., 0.00%, 12/15/26(b)(h)	$45,000	$45,140

Total Convertible Bonds (Cost $4,702,505)		5,040,199

	Number of Shares

Convertible Preferred Stocks – 0.5%

Agriculture – 0.4%
Bunge Ltd., 4.88%,	7,558	891,844

Banks – 0.0%(f)
Bank of America Corp., 7.25%,	75	106,199

Healthcare - Products – 0.1%
Boston Scientific Corp., 5.50%,	2,333	274,314

Total Convertible Preferred Stocks (Cost $1,027,759)		1,272,357

	Par(a)

Corporate Bonds – 21.5%

Advertising – 0.2%
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(b)	65,000	66,922
Lamar Media Corp., 3.75%, 2/15/28	165,000	166,462
Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(b)	140,000	148,575
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)	45,000	48,881

		430,840

Aerospace/Defense – 0.7%
Boeing (The) Co.,
5.15%, 5/01/30	300,000	348,919
3.25%, 2/01/35	30,000	29,570
3.55%, 3/01/38	5,000	4,974
3.50%, 3/01/39	25,000	24,428
5.71%, 5/01/40	40,000	49,605
3.38%, 6/15/46	100,000	92,276
3.65%, 3/01/47	25,000	23,718
Moog, Inc., 4.25%, 12/15/27(b)	15,000	15,412
Spirit AeroSystems, Inc.,
7.50%, 4/15/25(b)	220,000	235,736
4.60%, 6/15/28	210,000	205,275

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Aerospace/Defense (Continued)
TransDigm, Inc.,
6.25%, 3/15/26(b)	$305,000	$322,919
6.38%, 6/15/26	75,000	77,766
5.50%, 11/15/27	225,000	234,135
Triumph Group, Inc., 6.25%, 9/15/24(b)	20,000	20,174

		1,684,907

Airlines – 0.5%
American Airlines, Inc., 11.80%, 7/15/25(b)	175,000	219,187
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 4/20/26(b)	170,000	178,500
5.75%, 4/20/29(b)	195,000	208,942
Delta Air Lines, Inc., 7.38%, 1/15/26	195,000	229,052
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(b)	175,000	184,844
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.88%, 1/15/26	48,525	50,632
United Airlines, Inc.,
4.38%, 4/15/26(b)	75,000	77,829
4.63%, 4/15/29(b)	110,000	114,312

		1,263,298

Apparel – 0.1%
Crocs, Inc., 4.25%, 3/15/29(b)	110,000	111,750
Hanesbrands, Inc.,
4.63%, 5/15/24(b)	85,000	89,486
4.88%, 5/15/26(b)	35,000	37,478

		238,714

Auto Manufacturers – 0.6%
Ford Motor Co., 8.50%, 4/21/23	720,000	806,400
General Motors Financial Co., Inc.,
(3M USD LIBOR + 3.60%), 5.75%, 9/30/27(i)(j)	190,000	206,150
(3M USD LIBOR + 3.44%), 6.50%, 9/30/28(i)(j)	155,000	172,244
(5Y US Treasury CMT + 5.00%), 5.70%, 9/30/30(i)(j)	60,000	67,050
PM General Purchaser LLC, 9.50%, 10/01/28(b)	120,000	132,300

		1,384,144

	Par(a)	Value

Auto Parts & Equipment – 0.2%
Clarios Global L.P./Clarios U.S. Finance Co., 8.50%, 5/15/27(b)	$80,000	$86,400
Dana, Inc., 9/01/30(e)	35,000	35,350
Goodyear Tire & Rubber (The) Co., 5.00%, 5/31/26	285,000	292,481
Meritor, Inc., 4.50%, 12/15/28(b)	45,000	45,562
Tenneco, Inc., 7.88%, 1/15/29(b)	45,000	50,668
Wheel Pros, Inc., 5/15/29(b)(e)	55,000	55,075

		565,536

Banks – 0.2%
Freedom Mortgage Corp., 7.63%, 5/01/26(b)	220,000	229,350
Provident Funding Associates L.P./PFG Finance Corp., 6.38%, 6/15/25(b)	140,000	140,000

		369,350

Beverages – 0.1%
Triton Water Holdings, Inc., 6.25%, 4/01/29(b)	110,000	111,375

Building Materials – 0.4%
Boise Cascade Co., 4.88%, 7/01/30(b)	15,000	15,900
Builders FirstSource, Inc., 5.00%, 3/01/30(b)	290,000	307,762
Cornerstone Building Brands, Inc., 6.13%, 1/15/29(b)	145,000	154,618
CP Atlas Buyer, Inc., 7.00%, 12/01/28(b)	55,000	57,041
JELD-WEN, Inc., 4.63%, 12/15/25(b)	43,000	43,860
Masonite International Corp., 5.38%, 2/01/28(b)	160,000	168,800
Patrick Industries, Inc., 4.75%, 5/01/29(b)	90,000	90,225
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 1/15/29(b)	40,000	42,100
U.S. Concrete, Inc., 5.13%, 3/01/29(b)	165,000	170,363

		1,050,669

Chemicals – 0.1%
Chemours (The) Co., 5.38%, 5/15/27	130,000	139,425
Olin Corp., 5.13%, 9/15/27	35,000	36,541

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Chemicals (Continued)
Olin Corp.,
5.63%, 8/01/29	$20,000	$21,654
5.00%, 2/01/30	135,000	142,087

		339,707

Commercial Services – 0.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.75%, 7/15/27(b)	160,000	168,800
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b)	180,000	177,496
Nielsen Finance LLC/Nielsen Finance Co.,
5.63%, 10/01/28(b)	190,000	202,587
5.88%, 10/01/30(b)	180,000	197,100
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28(b)	110,000	114,950
Sabre GLBL, Inc.,
9.25%, 4/15/25(b)	175,000	209,125
7.38%, 9/01/25(b)	65,000	70,769

		1,140,827

Computers – 0.1%
NCR Corp.,
5.00%, 10/01/28(b)	75,000	77,250
5.25%, 10/01/30(b)	80,000	82,800
Presidio Holdings, Inc.,
4.88%, 2/01/27(b)	25,000	25,750
8.25%, 2/01/28(b)	25,000	27,250

		213,050

Distribution/Wholesale – 0.1%
Performance Food Group, Inc., 5.50%, 10/15/27(b)	120,000	126,461
Wolverine Escrow LLC, 9.00%, 11/15/26(b)	60,000	59,373

		185,834

Diversified Financial Services – 1.0%
Midcap Financial Issuer Trust, 6.50%, 5/01/28(b)	120,000	124,345
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(b)	360,000	376,200
Navient Corp.,
6.13%, 3/25/24	220,000	232,375
5.00%, 3/15/27	300,000	302,250
4.88%, 3/15/28	230,000	225,257

	Par(a)	Value

Diversified Financial Services (Continued)
OneMain Finance Corp.,
6.88%, 3/15/25	$140,000	$159,075
8.88%, 6/01/25	45,000	49,781
Quicken Loans LLC, 5.25%, 1/15/28(b)	565,000	596,075
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.,
3.63%, 3/01/29(b)	105,000	102,113
3.88%, 3/01/31(b)	100,000	97,250

		2,264,721

Electric – 0.1%
NRG Energy, Inc., 5.25%, 6/15/29(b)	10,000	10,713
Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(b)	45,000	45,562
PG&E Corp.,
5.00%, 7/01/28	110,000	115,225
5.25%, 7/01/30	15,000	16,013
Tallen Energy Supply LLC, 10.50%, 1/15/26(b)	70,000	64,337

		251,850

Electrical Component & Equipment – 0.2%
Energizer Holdings, Inc., 4.38%, 3/31/29(b)	165,000	163,762
WESCO Distribution, Inc., 7.25%, 6/15/28(b)	165,000	183,150

		346,912

Electronics – 0.0%(f)
Sensata Technologies, Inc., 3.75%, 2/15/31(b)	75,000	74,478

Engineering & Construction – 0.0%(f)
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/01/26(b)	100,000	105,237

Entertainment – 1.1%
AMC Entertainment Holdings, Inc., 10.50%, 4/15/25(b)	45,000	48,160
Boyne U.S.A, Inc., 4.75%, 5/15/29(b)	50,000	51,375
Caesars Entertainment, Inc.,
6.25%, 7/01/25(b)	175,000	186,060
8.13%, 7/01/27(b)	385,000	427,804
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 7/01/25(b)	80,000	84,222

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Entertainment (Continued)
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25(b)	$195,000	$196,587
International Game Technology PLC,
4.13%, 4/15/26(b)	200,000	206,082
5.25%, 1/15/29(b)	200,000	212,075
Lions Gate Capital Holdings LLC, 5.50%, 4/15/29(b)	130,000	130,325
Live Nation Entertainment, Inc.,
4.75%, 10/15/27(b)	165,000	166,494
3.75%, 1/15/28(b)	85,000	84,690
Scientific Games International, Inc.,
7.00%, 5/15/28(b)	480,000	516,000
7.25%, 11/15/29(b)	40,000	43,997
Speedway Motorsports LLC/Speedway Funding II, Inc., 4.88%, 11/01/27(b)	60,000	59,775
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)	125,000	129,210

		2,542,856

Food – 0.3%
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 4/15/29(b)	95,000	106,638
Kraft Heinz Foods Co., 3.00%, 6/01/26	218,000	230,480
Lamb Weston Holdings, Inc., 4.88%, 5/15/28(b)	40,000	44,100
Post Holdings, Inc.,
5.50%, 12/15/29(b)	5,000	5,383
4.63%, 4/15/30(b)	135,000	136,350
Simmons Foods, Inc., 4.63%, 3/01/29(b)	110,000	110,848
TreeHouse Foods, Inc., 4.00%, 9/01/28	120,000	119,400

		753,199

Food Service – 0.0%(f)
Aramark Services, Inc., 5.00%, 2/01/28(b)	20,000	20,925

Healthcare - Services – 1.2%
CHS/Community Health Systems, Inc., 8.00%, 3/15/26(b)	430,000	463,325

	Par(a)	Value

Healthcare - Services (Continued)
CHS/Community Health Systems, Inc.,
8.00%, 3/15/26	$20,000	$21,550
5.63%, 3/15/27(b)	100,000	106,000
DaVita, Inc., 3.75%, 2/15/31(b)	230,000	218,500
Encompass Health Corp.,
4.50%, 2/01/28	260,000	269,425
4.75%, 2/01/30	115,000	120,750
HCA, Inc., 5.38%, 9/01/26	365,000	414,406
LifePoint Health, Inc., 5.38%, 1/15/29(b)	230,000	230,046
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)	65,000	67,659
Select Medical Corp., 6.25%, 8/15/26(b)	30,000	31,897
Tenet Healthcare Corp.,
6.25%, 2/01/27(b)	150,000	157,313
4.63%, 6/15/28(b)	20,000	20,665
6.13%, 10/01/28(b)	695,000	733,225
US Acute Care Solutions LLC, 6.38%, 3/01/26(b)	70,000	73,080

		2,927,841

Home Builders – 0.2%
Forestar Group, Inc., 3.85%, 5/15/26(b)	25,000	25,261
Installed Building Products, Inc., 5.75%, 2/01/28(b)	25,000	26,250
KB Home, 4.80%, 11/15/29	50,000	53,875
Taylor Morrison Communities, Inc.,
5.75%, 1/15/28(b)	125,000	141,094
5.13%, 8/01/30(b)	160,000	176,234
Tri Pointe Homes, Inc., 5.70%, 6/15/28	70,000	77,718

		500,432

Insurance – 0.1%
AssuredPartners, Inc., 5.63%, 1/15/29(b)	85,000	86,167
BroadStreet Partners, Inc., 5.88%, 4/15/29(b)	80,000	81,216

		167,383

Internet – 0.7%
ANGI Group LLC, 3.88%, 8/15/28(b)	95,000	94,406
Arches Buyer, Inc., 6.13%, 12/01/28(b)	40,000	41,000
Endure Digital, Inc., 6.00%, 2/15/29(b)	275,000	263,313

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Internet (Continued)
Netflix, Inc., 5.38%, 11/15/29(b)	$170,000	$201,875
4.88%, 6/15/30(b)	435,000	504,600
Uber Technologies, Inc.,
7.50%, 9/15/27(b)	455,000	501,760
6.25%, 1/15/28(b)	80,000	86,913

		1,693,867

Investment Management Companies – 0.4%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,
6.75%, 2/01/24	55,000	56,169
6.25%, 5/15/26	165,000	173,926
5.25%, 5/15/27(b)	35,000	35,700
5.25%, 5/15/27	640,000	652,800
4.38%, 2/01/29(b)	130,000	126,090

		1,044,685

Iron/Steel – 0.4%
Allegheny Technologies, Inc.,
7.88%, 8/15/23	180,000	195,975
5.88%, 12/01/27	60,000	63,375
Carpenter Technology Corp., 6.38%, 7/15/28	20,000	21,934
Cleveland-Cliffs, Inc.,
9.88%, 10/17/25(b)	93,000	109,159
6.75%, 3/15/26(b)	35,000	37,975
4.63%, 3/01/29(b)	180,000	183,375
4.88%, 3/01/31(b)	145,000	147,537
United States Steel Corp.,
6.88%, 8/15/25	20,000	20,425
6.25%, 3/15/26	105,000	107,213
6.88%, 3/01/29	50,000	52,188

		939,156

Leisure Time – 0.7%
Carnival Corp.,
7.63%, 3/01/26(b)	135,000	147,825
5.75%, 3/01/27(b)	250,000	263,595
9.88%, 8/01/27(b)	135,000	158,625
NCL Corp. Ltd., 5.88%, 3/15/26(b)	225,000	235,125
NCL Finance Ltd., 6.13%, 3/15/28(b)	55,000	57,932
Royal Caribbean Cruises Ltd.,
11.50%, 6/01/25(b)	145,000	167,974
3.70%, 3/15/28	70,000	66,484
5.50%, 4/01/28(b)	290,000	304,123

	Par(a)	Value

Leisure Time (Continued)
Viking Ocean Cruises Ship VII Ltd., 5.63%, 2/15/29(b)	$175,000	$177,844

		1,579,527

Lodging – 0.7%
Marriott Ownership Resorts, Inc., 4.75%, 1/15/28	265,000	268,744
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 9/15/26	371,000	387,695
MGM Resorts International, 5.50%, 4/15/27	260,000	283,725
Travel + Leisure Co., 6.63%, 7/31/26(b)	255,000	292,294
6.00%, 4/01/27	10,000	11,175
4.63%, 3/01/30(b)	100,000	104,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 3/01/25(b)	355,000	378,962

		1,726,595

Machinery - Diversified – 0.0%(f)
GrafTech Finance, Inc., 4.63%, 12/15/28(b)	50,000	51,407

Media – 2.1%
AMC Networks, Inc., 4.25%, 2/15/29	205,000	202,438
Block Communications, Inc., 4.88%, 3/01/28(b)	20,000	20,350
CCO Holdings LLC/CCO Holdings Capital Corp.,
4.75%, 3/01/30(b)	1,180,000	1,231,625
4.50%, 8/15/30(b)	105,000	106,826
4.50%, 5/01/32(b)	55,000	55,550
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	80,000	83,500
CSC Holdings LLC, 5.75%, 1/15/30(b)	500,000	531,562
Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 8/15/26(b)	175,000	127,750
6.63%, 8/15/27(b)	80,000	43,200
DISH DBS Corp.,
7.75%, 7/01/26	310,000	357,275
7.38%, 7/01/28	65,000	70,195
Entercom Media Corp., 6.75%, 3/31/29(b)	115,000	118,450
Gray Television, Inc., 4.75%, 10/15/30(b)	245,000	245,000

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Media (Continued)
iHeartCommunications, Inc.,
6.38%, 5/01/26	$10,000	$10,653
8.38%, 5/01/27	955,000	1,024,715
4.75%, 1/15/28(b)	180,000	185,400
Meredith Corp., 6.88%, 2/01/26	172,000	176,515
Nexstar Broadcasting, Inc., 5.63%, 7/15/27(b)	20,000	21,125
Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 9/15/28(b)	185,000	192,596
Sinclair Television Group, Inc., 5.13%, 2/15/27(b)	15,000	14,850
Townsquare Media, Inc., 6.88%, 2/01/26(b)	35,000	36,488
Univision Communications, Inc., 6.63%, 6/01/27(b)	80,000	86,700

		4,942,763

Mining – 0.3%
Freeport-McMoRan, Inc.,
4.25%, 3/01/30	280,000	301,000
4.63%, 8/01/30	55,000	60,706
5.40%, 11/14/34	20,000	24,050
Novelis Corp., 4.75%, 1/30/30(b)	305,000	317,200

		702,956

Miscellaneous Manufacturing – 0.0%(f)
Hillenbrand, Inc., 5.75%, 6/15/25	50,000	53,563

Office/Business Equipment – 0.2%
Pitney Bowes, Inc., 6.88%, 3/15/27(b)	135,000	137,700
Xerox Holdings Corp.,
5.00%, 8/15/25(b)	100,000	105,000
5.50%, 8/15/28(b)	100,000	104,500

		347,200

Oil & Gas – 2.5%
Antero Resources Corp.,
8.38%, 7/15/26(b)	25,000	28,072
7.63%, 2/01/29(b)	145,000	157,245
Apache Corp.,
4.88%, 11/15/27	35,000	36,943
4.38%, 10/15/28	65,000	66,298
4.25%, 1/15/30	150,000	150,534
4.75%, 4/15/43	5,000	4,965

	Par(a)	Value

Oil & Gas (Continued)
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/26(b)	$130,000	$131,625
California Resources Corp., 7.13%, 2/01/26(b)	30,000	30,730
Centennial Resource Production LLC, 5.38%, 1/15/26(b)	15,000	14,044
Chesapeake Energy Corp., 5.50%, 2/01/26(b)	30,000	31,650
Comstock Resources, Inc., 6.75%, 3/01/29(b)	80,000	81,720
Continental Resources, Inc.,
4.50%, 4/15/23	14,000	14,693
3.80%, 6/01/24	190,000	199,025
4.38%, 1/15/28	65,000	70,687
5.75%, 1/15/31(b)	30,000	34,800
4.90%, 6/01/44	100,000	104,902
CVR Energy, Inc., 5.25%, 2/15/25(b)	60,000	60,300
Endeavor Energy Resources L.P./EER Finance, Inc.,
6.63%, 7/15/25(b)	55,000	58,575
5.50%, 1/30/26(b)	35,000	36,247
Energy Ventures Gom LLC/EnVen Finance Corp., 11.80%, 4/15/26(b)	60,000	61,513
EQT Corp.,
7.63%, 2/01/25	105,000	120,857
5.00%, 1/15/29	10,000	10,922
8.50%, 2/01/30	155,000	198,206
Hilcorp Energy I L.P./Hilcorp Finance Co.,
5.75%, 2/01/29(b)	60,000	61,050
6.00%, 2/01/31(b)	50,000	51,500
Independence Energy Finance LLC, 7.25%, 5/01/26(b)	95,000	95,237
Indigo Natural Resources LLC, 5.38%, 2/01/29(b)	140,000	138,950
Matador Resources Co., 5.88%, 9/15/26	90,000	89,775
Murphy Oil Corp.,
6.88%, 8/15/24	85,000	86,912
6.38%, 7/15/28	85,000	86,275
6.38%, 12/01/42	100,000	93,750
Nabors Industries, Inc., 9.00%, 2/01/25(b)	28,000	28,980

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Oil & Gas (Continued)
Occidental Petroleum Corp., 2.70%, 2/15/23	$44,000	$44,110
2.90%, 8/15/24	365,000	364,087
3.50%, 6/15/25	380,000	381,900
5.55%, 3/15/26	65,000	69,794
3.40%, 4/15/26	20,000	19,779
3.20%, 8/15/26	25,000	24,313
3.00%, 2/15/27	35,000	33,403
8.50%, 7/15/27	90,000	109,462
3.50%, 8/15/29	525,000	501,375
8.88%, 7/15/30	145,000	186,325
7.50%, 5/01/31	45,000	53,550
7.88%, 9/15/31	20,000	24,300
4.10%, 2/15/47	5,000	4,163
4.20%, 3/15/48	15,000	12,641
Ovintiv, Inc.,
7.38%, 11/01/31	40,000	52,844
7.20%, 11/01/31	95,000	123,720
6.50%, 8/15/34	215,000	274,263
6.63%, 8/15/37	35,000	44,182
PBF Holding Co. LLC/PBF Finance Corp.,
9.25%, 5/15/25(b)	90,000	94,275
6.00%, 2/15/28	70,000	52,821
Range Resources Corp.,
5.00%, 3/15/23	53,000	54,192
9.25%, 2/01/26	115,000	126,279
8.25%, 1/15/29(b)	45,000	48,815
SM Energy Co., 10.00%, 1/15/25(b)	116,000	131,950
Southwestern Energy Co.,
6.45%, 1/23/25	155,000	167,400
7.50%, 4/01/26	25,000	26,443
7.75%, 10/01/27	15,000	16,124
Sunoco L.P./Sunoco Finance Corp., 4.50%, 5/15/29(b)	145,000	146,450
Transocean Pontus Ltd., 6.13%, 8/01/25(b)	43,500	42,412
Transocean Poseidon Ltd., 6.88%, 2/01/27(b)	85,000	80,750
Vine Energy Holdings LLC, 6.75%, 4/15/29(b)	90,000	90,039

		5,839,143

Oil & Gas Services – 0.1%
Transocean Proteus Ltd., 6.25%, 12/01/24(b)	148,800	145,824

Packaging & Containers – 0.1%
Berry Global, Inc., 4.50%, 2/15/26(b)	55,000	56,306

	Par(a)	Value

Packaging & Containers (Continued)
Graham Packaging Co., Inc., 7.13%, 8/15/28(b)	$65,000	$69,713
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(b)	190,000	184,775

		310,794

Pharmaceuticals – 0.7%
Bausch Health Cos., Inc.,
6.25%, 2/15/29(b)	490,000	518,175
5.25%, 1/30/30(b)	100,000	100,500
5.25%, 2/15/31(b)	250,000	250,340
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 6/30/28(b)	230,000	174,800
Endo Luxembourg Finance Co. I S.a.r.l./Endo U.S.,Inc., 6.13%, 4/01/29(b)	25,000	24,750
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 9/01/25(b)	210,000	228,375
Organon Finance 1 LLC, 5.13%, 4/30/31(b)	240,000	249,024
Par Pharmaceutical, Inc., 7.50%, 4/01/27(b)	86,000	90,515
Prestige Brands, Inc., 5.13%, 1/15/28(b)	125,000	130,937

		1,767,416

Pipelines – 1.7%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(b)	170,000	183,770
Buckeye Partners L.P.,
5.85%, 11/15/43	45,000	44,297
5.60%, 10/15/44	60,000	57,600
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, 2/01/29(b)	85,000	87,869
DCP Midstream Operating L.P.,
5.38%, 7/15/25	50,000	54,875
5.63%, 7/15/27	195,000	212,971
5.13%, 5/15/29	25,000	26,688
EnLink Midstream Partners L.P.,
5.60%, 4/01/44	10,000	8,625
5.05%, 4/01/45	5,000	4,113
5.45%, 6/01/47	340,000	286,450

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Pipelines (Continued)
EQM Midstream Partners L.P.,
6.00%, 7/01/25(b)	$155,000	$169,337
6.50%, 7/01/27(b)	160,000	176,677
5.50%, 7/15/28	25,000	26,555
4.50%, 1/15/29(b)	55,000	54,587
4.75%, 1/15/31(b)	100,000	98,989
Genesis Energy L.P./Genesis Energy Finance Corp., 7.75%, 2/01/28	175,000	176,750
Harvest Midstream I L.P., 7.50%, 9/01/28(b)	100,000	107,750
Hess Midstream Operations L.P., 5.63%, 2/15/26(b)	464,000	481,400
New Fortress Energy, Inc.,
6.75%, 9/15/25(b)	320,000	331,101
6.50%, 9/30/26(b)	105,000	107,135
NuStar Logistics L.P.,
5.75%, 10/01/25	85,000	91,481
5.63%, 4/28/27	120,000	126,300
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.,
5.50%, 9/15/24(b)	17,000	17,319
6.00%, 3/01/27(b)	90,000	91,323
5.50%, 1/15/28(b)	130,000	128,375
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.88%, 4/15/26	80,000	83,800
5.50%, 3/01/30	45,000	48,672
4.88%, 2/01/31(b)	250,000	260,865
Western Midstream Operating L.P.,
5.30%, 2/01/30	300,000	327,375
5.45%, 4/01/44	100,000	105,152
5.30%, 3/01/48	10,000	10,250
6.50%, 2/01/50	105,000	118,806

		4,107,257

Real Estate – 0.1%
Realogy Group LLC/Realogy Co-Issuer Corp.,
9.38%, 4/01/27(b)	90,000	100,575
5.75%, 1/15/29(b)	100,000	103,750

		204,325

	Par(a)	Value

Real Estate Investment Trusts – 0.7%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.75%, 5/15/26(b)	$285,000	$297,198
Iron Mountain, Inc., 4.88%, 9/15/29(b)	355,000	361,575
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/01/27(b)	220,000	215,989
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.50%, 1/15/28	191,000	199,117
Service Properties Trust,
7.50%, 9/15/25	260,000	294,687
4.75%, 10/01/26	65,000	63,375
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 4/15/28(b)	150,000	149,438

		1,581,379

Retail – 1.1%
Asbury Automotive Group, Inc.,
4.50%, 3/01/28	19,000	19,570
4.75%, 3/01/30	22,000	22,990
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC, 5.13%, 4/15/29(b)	75,000	76,875
Carvana Co.,
5.50%, 4/15/27(b)	290,000	293,494
5.88%, 10/01/28(b)	170,000	176,536
Ferrellgas L.P./Ferrellgas Finance Corp., 5.38%, 4/01/26(b)	90,000	88,988
Foundation Building Materials, Inc., 6.00%, 3/01/29(b)	215,000	213,301
Group 1 Automotive, Inc., 4.00%, 8/15/28(b)	30,000	29,963
Ken Garff Automotive LLC, 4.88%, 9/15/28(b)	50,000	50,438
L Brands, Inc.,
5.25%, 2/01/28	205,000	224,731
6.88%, 11/01/35	5,000	6,063
6.75%, 7/01/36	65,000	78,280
LBM Acquisition LLC, 6.25%, 1/15/29(b)	50,000	51,250
Lithia Motors, Inc., 4.38%, 1/15/31(b)	105,000	110,512

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Retail (Continued)
Magic Mergeco, Inc., 7.88%, 5/01/29(b)	$175,000	$179,812
Murphy Oil USA, Inc., 4.75%, 9/15/29	20,000	21,000
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(b)	250,000	257,812
QVC, Inc.,
4.85%, 4/01/24	5,000	5,419
4.45%, 2/15/25	10,000	10,625
Rite Aid Corp., 7.50%, 7/01/25(b)	55,000	56,994
Staples, Inc., 7.50%, 4/15/26(b)	200,000	207,000
White Cap Buyer LLC, 6.88%, 10/15/28(b)	35,000	37,144
Yum! Brands, Inc.,
4.75%, 1/15/30(b)	10,000	10,700
3.63%, 3/15/31	255,000	251,688

		2,481,185

Software – 0.3%
Camelot Finance S.A., 4.50%, 11/01/26(b)	75,000	77,625
J2 Global, Inc., 4.63%, 10/15/30(b)	95,000	97,249
Playtika Holding Corp., 4.25%, 3/15/29(b)	50,000	49,687
Rocket Software, Inc., 6.50%, 2/15/29(b)	175,000	176,969
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 9/01/25(b)	190,000	196,650

		598,180

Telecommunications – 0.7%
CommScope Technologies LLC,
6.00%, 6/15/25(b)	34,000	34,595
5.00%, 3/15/27(b)	950,000	941,153
CommScope, Inc.,
8.25%, 3/01/27(b)	115,000	123,194
7.13%, 7/01/28(b)	90,000	97,312
Embarq Corp., 8.00%, 6/01/36	25,000	29,110
Ligado Networks LLC,
15.50%, 11/01/23(b)(k)	175,000	158,210
17.50%, 5/01/24(b)(k)	55,000	37,461
LogMeIn, Inc., 5.50%, 9/01/27(b)	95,000	99,015
Lumen Technologies, Inc., 5.63%, 4/01/25	50,000	53,937

		Par(a)	Value

Telecommunications (Continued)
ViaSat, Inc., 6.50%, 7/15/28(b)		$85,000	$89,699
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28(b)		100,000	104,250

			1,767,936

Toys/Games/Hobbies – 0.0%(f)
Mattel, Inc., 5.88%, 12/15/27(b)		30,000	32,963

Trucking & Leasing – 0.0%(f)
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 5/01/28(b)		75,000	77,719

Water – 0.0%(f)
Solaris Midstream Holdings LLC, 7.63%, 4/01/26(b)		40,000	41,892

Total Corporate Bonds (Cost $47,139,735)			50,971,817

Foreign Government Inflation-Linked Bonds – 0.6%

Sovereign – 0.6%
Argentina Treasury Bond,
1.30%, 9/20/22	ARS	38,800	569
1.40%, 3/25/23	ARS	43,482,379	651,795
1.50%, 3/25/24	ARS	22,125,997	311,494
Bonos de la Tesoreria de la Republica, 1.50%, 3/01/26	CLP	6,500	288,408
Brazil Notas do Tesouro Nacional, Serie B, 6.00%, 5/15/35	BRL	230,000	180,997

			1,433,263

Total Foreign Government Inflation-Linked Bonds (Cost $1,706,757)			1,433,263

Foreign Issuer Bonds – 60.9%

Angola – 0.7%
Angolan Government International Bond,
8.25%, 5/09/28(b)		860,000	881,500
9.38%, 5/08/48(b)		200,000	205,654
9.13%, 11/26/49(b)		550,000	558,219

			1,645,373

Argentina – 0.3%
Argentine Bonos del Tesoro, 16.00%, 10/17/23 ARS		250,800	1,572

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(a)	Value

Argentina (Continued)
Argentine Republic Government International Bond,
(Step to 0.50% on 7/09/21), 0.13%, 7/09/30(g)		$695,870	$252,253
(Step to 1.13% on 7/09/21), 0.13%, 7/09/35(g)		1,169,164	368,298
YPF S.A., 6.95%, 7/21/27(b)		120,000	73,800

			695,923

Australia – 0.2%
Mineral Resources Ltd., 8.13%, 5/01/27(b)		350,000	387,653

Bahrain – 1.0%
Bahrain Government International Bond,
5.45%, 9/16/32		200,000	199,217
5.25%, 1/25/33(b)		1,350,000	1,311,255
6.00%, 9/19/44		600,000	561,558
7.50%, 9/20/47		200,000	211,940

			2,283,970

Brazil – 2.8%
Brazil Letras do Tesouro Nacional,
0.00%, 1/01/24(h)	BRL	1,290,000	195,817
0.00%, 7/01/24(h)	BRL	4,520,000	656,462
Brazil Notas do Tesouro Nacional, Serie F,
10.00%, 1/01/23	BRL	13,179,000	2,554,463
10.00%, 1/01/25	BRL	5,605,000	1,098,649
10.00%, 1/01/27	BRL	320,000	62,614
10.00%, 1/01/29	BRL	4,890,000	953,612
10.00%, 1/01/31	BRL	510,000	98,897
Brazilian Government International Bond,
2.88%, 6/06/25		600,000	614,556
3.88%, 6/12/30		200,000	198,532
Guara Norte S.a.r.l., 5.20%, 6/15/34(b)		105,000	105,788
MARB BondCo PLC, 3.95%, 1/29/31(b)		220,000	209,037

			6,748,427

Canada – 0.9%
1011778 B.C. ULC/New Red Finance, Inc., 4.00%, 10/15/30(b)		490,000	477,750
Baytex Energy Corp., 8.75%, 4/01/27(b)		120,000	111,000
Bombardier, Inc., 6.13%, 1/15/23(b)		250,000	262,070

		Par(a)	Value

Canada (Continued)
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.,
6.25%, 9/15/27(b)		$75,000	$79,500
4.88%, 2/15/30(b)		145,000	144,819
Empire Communities Corp., 7.00%, 12/15/25(b)		85,000	90,950
GFL Environmental, Inc., 4.00%, 8/01/28(b)		200,000	191,388
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 9/15/28(b)		80,000	82,533
Mattamy Group Corp.,
5.25%, 12/15/27(b)		140,000	146,650
4.63%, 3/01/30(b)		65,000	65,650
MEG Energy Corp.,
7.13%, 2/01/27(b)		100,000	106,778
5.88%, 2/01/29(b)		65,000	66,625
Methanex Corp.,
5.13%, 10/15/27		85,000	89,695
5.25%, 12/15/29		15,000	15,844
Open Text Corp., 3.88%, 2/15/28(b)		115,000	116,437
Parkland Corp., 5.88%, 7/15/27(b)		80,000	85,184
Telesat Canada/Telesat LLC, 5.63%, 12/06/26(b)		90,000	90,450

			2,223,323

Chile – 1.1%
AES Gener S.A., (5Y USD Swap Rate + 4.64%), 7.13%, 3/26/79(b)(j)		400,000	423,000
Bonos de la Tesoreria de la Republica en pesos,
4.70%, 9/01/30(b)	CLP	355,000,000	535,785
5.00%, 3/01/35	CLP	290,000,000	439,263
Chile Government International Bond,
2.45%, 1/31/31		600,000	610,500
2.55%, 1/27/32		465,000	475,235
Kenbourne Invest S.A., 6.88%, 11/26/24(b)		200,000	212,660

			2,696,443

China – 2.9%
Agricultural Development Bank of China,
3.06%, 8/05/23	CNY	1,250,000	193,257
3.75%, 1/25/29	CNY	10,340,000	1,622,239
China Development Bank, 3.23%, 1/10/25	CNY	11,410,000	1,764,299

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(a)	Value

China (Continued)
China Development Bank, 3.48%, 1/08/29	CNY	$4,230,000	$651,700
China Government Bond,
3.28%, 12/03/27	CNY	2,220,000	346,280
3.27%, 11/19/30	CNY	6,290,000	980,295
Easy Tactic Ltd., 8.13%, 2/27/23		400,000	390,001
Fantasia Holdings Group Co. Ltd., 10.90%, 1/09/23		200,000	199,480
Global Aircraft Leasing Co. Ltd., 6.50%, 9/15/24(b)(k)		15,000	15,000
Kaisa Group Holdings Ltd., 8.50%, 6/30/22		400,000	410,182
Ronshine China Holdings Ltd., 8.75%, 10/25/22		200,000	201,741
Yuzhou Group Holdings Co. Ltd., 6.00%, 10/25/23		200,000	182,750

			6,957,224

Colombia – 2.0%
Banco Davivienda S.A., (10Y US Treasury CMT + 5.10%), 6.65%, 4/22/31(b)(i)(j)		200,000	204,020
Banco GNB Sudameris S.A., (5Y US Treasury CMT + 6.66%), 7.50%, 4/16/31(b)(j)		175,000	180,084
Colombia Government International Bond,
3.13%, 4/15/31		500,000	489,695
4.13%, 2/22/42		625,000	611,875
Colombian TES,
10.00%, 7/24/24	COP	2,169,000,000	674,189
6.25%, 11/26/25	COP	2,000,000,000	555,499
7.50%, 8/26/26	COP	2,943,000,000	850,355
5.75%, 11/03/27	COP	2,870,000,000	747,131
7.75%, 9/18/30	COP	681,000,000	191,551
7.00%, 6/30/32	COP	1,000,000,000	262,143

			4,766,542

Costa Rica – 0.2%
Costa Rica Government International Bond,
5.63%, 4/30/43		200,000	186,000
7.00%, 4/04/44		200,000	205,000

			391,000

Czech Republic – 1.0%
Czech Republic Government Bond,
1.00%, 6/26/26	CZK	6,500,000	295,869
2.50%, 8/25/28	CZK	3,570,000	176,578

		Par(a)	Value

Czech Republic (Continued)
Czech Republic Government Bond,
2.75%, 7/23/29	CZK	$8,230,000	$415,884
0.95%, 5/15/30	CZK	18,840,000	820,737
2.00%, 10/13/33	CZK	12,340,000	582,186

			2,291,254

Dominican Republic – 1.0%
Dominican Republic International Bond,
4.50%, 1/30/30(b)		420,000	435,750
4.88%, 9/23/32(b)		1,330,000	1,391,845
5.30%, 1/21/41(b)		150,000	152,475
5.88%, 1/30/60(b)		315,000	314,212

			2,294,282

Ecuador – 0.2%
Ecuador Government International Bond,
(Step to 1.00% on 7/31/21), 0.50%, 7/31/35(b)(g)		439,407	299,409
(Step to 0.50% on 7/31/21), 0.50%, 7/31/40(b)(g)		460,130	271,649

			571,058

Egypt – 1.4%
Egypt Government Bond,
14.10%, 1/12/26	EGP	11,818,000	748,380
14.50%, 4/06/26	EGP	1,500,000	96,024
Egypt Government International Bond,
3.88%, 2/16/26(b)		200,000	194,888
5.88%, 2/16/31(b)		300,000	289,134
7.05%, 1/15/32(b)		635,000	649,605
7.63%, 5/29/32(b)		450,000	477,765
8.50%, 1/31/47		300,000	310,521
8.70%, 3/01/49(b)		450,000	468,424

			3,234,741

El Salvador – 0.4%
El Salvador Government International Bond,
5.88%, 1/30/25		25,000	25,745
6.38%, 1/18/27		235,000	242,637
8.25%, 4/10/32		280,000	306,992
7.63%, 2/01/41		300,000	307,590

			882,964

Finland – 0.1%
Nokia OYJ, 4.38%, 6/12/27		145,000	158,503

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(a)	Value

France – 0.2%
Altice France S.A., 5.13%, 1/15/29(b)		$490,000	$491,230

Germany – 0.3%
Cheplapharm Arzneimittel GmbH, 5.50%, 1/15/28(b)		200,000	208,000
Deutsche Bank A.G., (5Y USD Swap Rate + 2.55%), 4.88%, 12/01/32(j)		400,000	432,320

			640,320

Ghana – 0.8%
Ghana Government International Bond,
7.63%, 5/16/29		600,000	611,868
8.13%, 3/26/32		600,000	607,297
7.88%, 2/11/35		400,000	395,052
Republic of Ghana Government Bonds,
18.30%, 7/25/22	GHS	1,530,000	270,353
19.50%, 7/08/24	GHS	205,000	37,094

			1,921,664

Guatemala – 0.3%
Banco Industrial S.A., (5Y US Treasury CMT + 4.44%), 4.88%, 1/29/31(b)(j)		150,000	154,500
Guatemala Government Bond, 5.38%, 4/24/32(b)		200,000	230,500
Investment Energy Resources Ltd., 6.25%, 4/26/29(b)		300,000	319,800

			704,800

Hungary – 0.9%
Hungary Government Bond,
2.50%, 10/24/24	HUF	173,100,000	602,680
2.75%, 12/22/26	HUF	203,500,000	715,941
3.00%, 8/21/30	HUF	107,770,000	380,901
3.25%, 10/22/31	HUF	123,230,000	440,999
2.25%, 4/20/33	HUF	31,090,000	98,887

			2,239,408

India – 1.5%
Adani Ports & Special Economic Zone Ltd.,
4.20%, 8/04/27(b)		215,000	225,748
4.38%, 7/03/29(b)		200,000	206,103
Clean Renewable Power Mauritius Pte. Ltd., 4.25%, 3/25/27(b)		200,000	201,100
Greenko Dutch B.V., 3.85%, 3/29/26(b)		200,000	203,100

		Par(a)	Value

India (Continued)
India Government Bond,
8.15%, 6/11/22	INR	$107,500,000	$1,516,974
8.20%, 9/24/25	INR	4,800,000	71,120
5.15%, 11/09/25	INR	9,400,000	125,462
7.59%, 1/11/26	INR	35,000,000	507,750
Network i2i Ltd.,
(5Y US Treasury CMT + 4.27%), 5.65%, 1/15/25(i)(j)		200,000	212,500
(5Y US Treasury CMT + 3.39%), 3.98%, 3/03/26(b)(i)(j)		200,000	200,660

			3,470,517

Indonesia – 5.1%
Indonesia Asahan Aluminium Persero PT,
4.75%, 5/15/25(b)		200,000	217,250
6.53%, 11/15/28(b)		400,000	483,200
5.45%, 5/15/30(b)		750,000	862,500
Indonesia Government International Bond, 4.20%, 10/15/50		200,000	220,525
Indonesia Treasury Bond,
7.00%, 5/15/22	IDR	25,056,000,000	1,791,977
5.63%, 5/15/23	IDR	11,619,000,000	817,859
8.38%, 3/15/24	IDR	2,981,000,000	223,931
6.50%, 6/15/25	IDR	14,912,000,000	1,069,441
5.50%, 4/15/26	IDR	13,060,000,000	899,009
8.38%, 9/15/26	IDR	10,148,000,000	784,621
7.00%, 5/15/27	IDR	7,420,000,000	540,989
9.00%, 3/15/29	IDR	12,844,000,000	1,029,484
7.00%, 9/15/30	IDR	5,360,000,000	383,797
6.50%, 2/15/31	IDR	6,870,000,000	476,721
7.50%, 8/15/32	IDR	10,750,000,000	780,303
8.38%, 3/15/34	IDR	6,653,000,000	510,938
7.50%, 6/15/35	IDR	1,600,000,000	114,577
7.50%, 5/15/38	IDR	600,000,000	42,658
8.38%, 4/15/39	IDR	2,450,000,000	188,351
Minejesa Capital B.V., 5.63%, 8/10/37(b)		200,000	212,000
Perusahaan Penerbit SBSN Indonesia III,
4.15%, 3/29/27		330,000	367,221
3.80%, 6/23/50(b)		200,000	205,822

			12,223,174

Israel – 1.3%
Energean Israel Finance Ltd.,
4.50%, 3/30/24(b)		165,000	169,548
4.88%, 3/30/26(b)		125,000	129,336
5.38%, 3/30/28(b)		65,000	67,374

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(a)	Value

Israel (Continued)
Energean Israel Finance Ltd., 5.88%, 3/30/31(b)		$480,000	$496,608
Leviathan Bond Ltd.,
6.50%, 6/30/27(b)		197,000	219,388
6.75%, 6/30/30(b)		340,000	382,558
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36		50,000	53,250
Teva Pharmaceutical Finance Netherlands III B.V.,
3.15%, 10/01/26		225,000	211,275
4.10%, 10/01/46		1,512,000	1,288,980

			3,018,317

Italy – 0.1%
Telecom Italia Capital S.A.,
6.38%, 11/15/33		60,000	70,499
6.00%, 9/30/34		10,000	11,255
7.20%, 7/18/36		39,000	48,326
UniCredit S.p.A., (5Y US Treasury CMT + 4.75%), 5.46%, 6/30/35(b)(j)		200,000	214,691

			344,771

Ivory Coast – 0.6%
Ivory Coast Government International Bond,
4.88%, 1/30/32(b)	EUR	525,000	635,085
6.88%, 10/17/40(b)	EUR	575,000	750,586

			1,385,671

Kazakhstan – 0.6%
Development Bank of Kazakhstan JSC, 11.00%, 5/06/26(b)	KZT	110,000,000	255,244
KazMunayGas National Co. JSC,
3.50%, 4/14/33(b)		825,000	854,023
5.75%, 4/19/47		240,000	289,006

			1,398,273

Kenya – 0.1%
Kenya Government International Bond, 8.00%, 5/22/32(b)		325,000	355,863

Lebanon – 0.1%
Lebanon Government International Bond, 8.25%, 5/17/34(l)		1,050,000	133,424

		Par(a)	Value

Luxembourg – 0.4%
Altice Financing S.A., 5.00%, 1/15/28(b)		$240,000	$236,700
ARD Finance S.A., (100% Cash), 6.50%, 6/30/27(b)(k)		600,000	627,750

			864,450

Macau – 0.3%
MGM China Holdings Ltd., 4.75%, 2/01/27(b)		200,000	207,250
Studio City Finance Ltd.,
6.00%, 7/15/25(b)		215,000	226,288
5.00%, 1/15/29(b)		200,000	204,500
Wynn Macau Ltd.,
5.13%, 12/15/29(b)		200,000	203,500

			841,538

Malaysia – 1.9%
Malaysia Government Bond,
3.48%, 3/15/23	MYR	1,360,000	340,353
4.18%, 7/15/24	MYR	2,050,000	527,745
3.96%, 9/15/25	MYR	3,300,000	850,249
3.90%, 11/16/27	MYR	3,217,000	832,263
3.89%, 8/15/29	MYR	2,695,000	690,163
3.76%, 5/22/40	MYR	2,760,000	638,270
Malaysia Government Investment Issue, 3.47%, 10/15/30	MYR	1,720,000	419,633
Petronas Capital Ltd., 3.40%, 4/28/61(b)		225,000	218,905

			4,517,581

Mexico – 6.6%
Banco Mercantil del Norte S.A., (10Y US Treasury CMT + 5.47%), 7.50%, 6/27/29(b)(i)(j)		200,000	221,500
Cemex S.A.B. de C.V.,
5.20%, 9/17/30(b)		200,000	217,640
3.88%, 7/11/31(b)		950,000	940,215
Mexican Bonos,
6.50%, 6/09/22	MXN	47,577,000	2,392,736
8.00%, 12/07/23	MXN	37,330,000	1,968,518
10.00%, 12/05/24	MXN	41,630,000	2,346,175
5.75%, 3/05/26	MXN	19,025,000	931,621
7.50%, 6/03/27	MXN	8,850,000	464,204
8.50%, 5/31/29	MXN	6,067,400	334,049
7.75%, 5/29/31	MXN	22,496,500	1,179,631
8.50%, 11/18/38	MXN	13,050,000	699,806
Mexico Government International Bond,
2.66%, 5/24/31		400,000	384,676
4.75%, 4/27/32		200,000	224,700

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(a)	Value

Mexico (Continued)
Mexico Government International Bond, 4.28%, 8/14/41		$800,000	$816,000
Petroleos Mexicanos,
6.50%, 3/13/27		175,000	185,062
5.35%, 2/12/28		515,000	505,936
5.95%, 1/28/31		622,000	600,479
6.63%, 6/15/35		819,000	791,482
6.75%, 9/21/47		580,000	512,720

			15,717,150

Morocco – 0.2%
Morocco Government International Bond, 3.00%, 12/15/32(b)		425,000	403,572

Netherlands – 0.2%
UPC Broadband Finco B.V., 4.88%, 7/15/31(b)		220,000	219,248
Ziggo B.V., 4.88%, 1/15/30(b)		200,000	205,544

			424,792

Nigeria – 0.8%
IHS Netherlands Holdco B.V., 8.00%, 9/18/27		200,000	218,500
Nigeria Government International Bond,
7.14%, 2/23/30(b)		600,000	635,400
7.88%, 2/16/32		200,000	216,224
7.70%, 2/23/38(b)		565,000	579,746
7.63%, 11/28/47		300,000	302,636

			1,952,506

Norway – 0.6%
Norway Government Bond,
2.00%, 5/24/23(b)	NOK	7,871,000	975,162
3.00%, 3/14/24(b)	NOK	4,328,000	554,283

			1,529,445

Oman – 1.0%
Oman Government International Bond,
6.00%, 8/01/29		400,000	426,168
6.25%, 1/25/31(b)		540,000	580,500
6.50%, 3/08/47		650,000	637,864
OQ SAOC, 5/06/28(b)(e)		200,000	202,500
Oryx Funding Ltd., 5.80%, 2/03/31(b)		400,000	423,348

			2,270,380

Pakistan – 0.5%
Pakistan Government International Bond, 6.00%, 4/08/26(b)		200,000	205,472

		Par(a)	Value

Pakistan (Continued)
Pakistan Government International Bond,
6.88%, 12/05/27		$335,000	$351,752
7.38%, 4/08/31(b)		225,000	236,250
8.88%, 4/08/51(b)		400,000	428,568

			1,222,042

Panama – 0.7%
Panama Government International Bond,
3.16%, 1/23/30		425,000	444,125
2.25%, 9/29/32		900,000	859,284
3.87%, 7/23/60		250,000	250,045

			1,553,454

Paraguay – 0.2%
Paraguay Government International Bond,
2.74%, 1/29/33		200,000	190,500
5.60%, 3/13/48		300,000	340,953

			531,453

Peru – 0.9%
Peru Government Bond,
5.94%, 2/12/29	PEN	370,000	106,453
6.15%, 8/12/32	PEN	1,450,000	400,467
Peruvian Government International Bond,
6.35%, 8/12/28	PEN	1,400,000	412,840
2.78%, 1/23/31		200,000	200,000
6.95%, 8/12/31	PEN	890,000	263,153
1.86%, 12/01/32		485,000	441,515
Volcan Cia Minera S.A.A., 4.38%, 2/11/26(b)		255,000	251,540

			2,075,968

Poland – 1.9%
Republic of Poland Government Bond,
2.50%, 4/25/24	PLN	3,430,000	962,461
3.25%, 7/25/25	PLN	5,750,000	1,676,610
2.50%, 7/25/26	PLN	4,270,000	1,217,591
1.25%, 10/25/30	PLN	2,906,000	736,154

			4,592,816

Qatar – 1.0%
Ooredoo International Finance Ltd., 2.63%, 4/08/31(b)		500,000	504,540
Qatar Government International Bond,
3.75%, 4/16/30(b)		1,195,000	1,338,041
4.40%, 4/16/50(b)		430,000	499,927

			2,342,508

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(a)	Value

Romania – 1.2%
Romania Government Bond,
4.25%, 6/28/23	RON	$2,130,000	$541,979
3.25%, 4/29/24	RON	4,080,000	1,023,858
5.00%, 2/12/29	RON	1,050,000	293,688
Romanian Government International Bond,
3.00%, 2/14/31(b)		470,000	477,793
2.63%, 12/02/40(b)	EUR	505,000	596,962

			2,934,280

Russia – 1.3%
Russian Federal Bond - OFZ,
6.50%, 2/28/24	RUB	43,924,000	591,510
7.10%, 10/16/24	RUB	52,900,000	723,313
7.75%, 9/16/26	RUB	37,417,000	525,567
7.05%, 1/19/28	RUB	29,100,000	394,273
6.90%, 5/23/29	RUB	45,121,000	601,687
8.50%, 9/17/31	RUB	7,400,000	109,380
7.70%, 3/23/33	RUB	11,250,000	157,413

			3,103,143

Saudi Arabia – 1.2%
Saudi Government International Bond,
2.75%, 2/03/32(b)		575,000	575,742
2.25%, 2/02/33(b)		1,275,000	1,201,942
3.75%, 1/21/55		500,000	497,002
3.45%, 2/02/61(b)		650,000	608,816

			2,883,502

Senegal – 0.1%
Senegal Government International Bond, 4.75%, 3/13/28	EUR	200,000	250,387

South Africa – 3.6%
Eskom Holdings SOC Ltd.,
7.13%, 2/11/25		400,000	419,667
6.35%, 8/10/28		875,000	953,111
Republic of South Africa Government Bond,
10.50%, 12/21/26	ZAR	2,885,907	227,028
8.00%, 1/31/30	ZAR	29,900,000	1,907,145
7.00%, 2/28/31	ZAR	17,600,000	1,008,891
8.25%, 3/31/32	ZAR	19,100,000	1,161,025
8.88%, 2/28/35	ZAR	5,800,000	344,558
8.50%, 1/31/37	ZAR	23,889,788	1,337,698
Republic of South Africa Government International Bond,
4.30%, 10/12/28		200,000	200,825
5.00%, 10/12/46		225,000	201,987

		Par(a)	Value

South Africa (Continued)
Republic of South Africa Government International Bond, 5.75%, 9/30/49		$350,000	$337,313
Sasol Financing USA LLC, 5.50%, 3/18/31		350,000	355,617

			8,454,865

South Korea – 3.3%
Korea Monetary Stabilization Bond, 0.91%, 4/02/23	KRW	4,110,000,000	3,693,810
Korea Treasury Bond,
1.25%, 12/10/22	KRW	1,720,000,000	1,555,927
0.88%, 12/10/23	KRW	2,778,000,000	2,480,946

			7,730,683

Switzerland – 0.1%
Consolidated Energy Finance S.A., 6.50%, 5/15/26(b)		150,000	148,875

Tanzania, United Republic of – 0.1%
HTA Group Ltd., 7.00%, 12/18/25(b)		255,000	271,774

Thailand – 1.0%
Bangkok Bank PCL, (5Y US Treasury CMT + 4.73%), 5.00%, 9/23/25(b)(i)(j)		300,000	315,000
Thailand Government Bond,
2.88%, 12/17/28	THB	44,200,000	1,557,098
3.40%, 6/17/36	THB	13,400,000	494,565

			2,366,663

Turkey – 0.9%
Turkey Government Bond,
12.60%, 10/01/25	TRY	1,100,000	112,209
10.50%, 8/11/27	TRY	1,250,000	110,147
11.70%, 11/13/30	TRY	1,100,000	96,580
Turkey Government International Bond,
4.75%, 1/26/26		200,000	192,363
4.88%, 10/09/26		505,000	482,275
6.13%, 10/24/28		200,000	197,860
5.25%, 3/13/30		618,000	565,470
5.88%, 6/26/31		370,000	346,516

			2,103,420

Ukraine – 0.9%
Metinvest B.V., 7.75%, 10/17/29		200,000	214,366
Ukraine Government International Bond, 7.75%, 9/01/26		915,000	988,356

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

	Par(a)	Value

Ukraine (Continued)
Ukraine Government International Bond,
7.75%, 9/01/27	$405,000	$435,376
(0.06%), 5/31/40	391,000	413,836

		2,051,934

United Arab Emirates – 0.7%
Abu Dhabi Government International Bond, 1.70%, 3/02/31	425,000	406,180
DP World Salaam, (5Y US Treasury CMT + 5.75%), 6.00%, 10/01/25(i)(j)	200,000	219,700
Galaxy Pipeline Assets Bidco Ltd.,
2.16%, 3/31/34(b)	200,000	196,135
2.63%, 3/31/36(b)	600,000	581,277
2.94%, 9/30/40(b)	225,000	219,969
Shelf Drilling Holdings Ltd., 8.25%, 2/15/25(b)	184,000	139,840

		1,763,101

United Kingdom – 0.4%
Ardonagh Midco 2 PLC, 11.50%, 1/15/27(b)(k)	212,820	223,743
Connect Finco S.a.r.l./Connect U.S. Finco LLC, 6.75%, 10/01/26(b)	200,000	208,850
Virgin Media Finance PLC, 5.00%, 7/15/30(b)	235,000	234,314
Virgin Media Secured Finance PLC, 5.50%, 5/15/29(b)	230,000	245,927

		912,834

Uruguay – 0.2%
Uruguay Government International Bond,
4.38%, 1/23/31	168,136	195,483
4.98%, 4/20/55	249,844	309,992

		505,475

Vietnam – 0.1%
Mong Duong Finance Holdings B.V., 5.13%, 5/07/29(b)	250,000	251,875

Zambia – 0.5%
First Quantum Minerals Ltd.,
7.25%, 4/01/23(b)	430,000	438,062
6.88%, 3/01/26(b)	800,000	840,000

		1,278,062

Total Foreign Issuer Bonds (Cost $143,283,373)		144,406,640

		Par(a)	Value

Term Loans – 0.1%

Airlines – 0.0%(f)
United AirLines, Inc., Class B Term Loan, 4/21/28(m)		$96,247	$97,312

Healthcare - Services – 0.1%
Lonza Group AG, Term Loan B, 4/28/28(m)		98,000	97,510

Pharmaceuticals – 0.0%(f)
Jazz Pharmaceuticals, Inc., Term Loan, 4/21/28(m)		74,000	74,154
Total Term Loans (Cost $266,416)			268,976

U.S. Government Obligations – 0.3%

U.S. Treasury Notes – 0.3%
0.13%, 3/31/23		785,000	784,571

Total U.S. Government Obligations (Cost $784,329)			784,571

		Number of Shares

Warrants – 0.0%(f)

Engineering & Construction – 0.0%(f)
Mcdermott International Ltd., Class A (n)*		3,868	271
Mcdermott International Ltd., Class B (o)*		4,298	129

			400
Total Warrants (Cost $6,000)			400

Par(a)/Number of Shares

Short-Term Investments – 11.5%

Foreign Government Inflation-Linked Bonds – 0.4%
Argentina Treasury Bond,
1.00%, 8/05/21	ARS	1,785,100	29,606
Argentina Treasury Bond,
1.20%, 3/18/22		44,170,525	689,709
Letras de la Nacion Argentina con Ajuste por CER, 0.00%, 5/21/21(h)		8,312,094	108,882
Letras de la Nacion Argentina con Ajuste por CER, 0.00%, 9/13/21(h)		4,617,607	60,615

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

		Par(a)/Number of Shares	Value

Foreign Government Inflation-Linked Bonds (Continued)
Letras de la Nacion Argentina con Ajuste por CER, 0.00%, 2/28/22(h)	ARS	185,530	$2,087
Letras de la Nacion Argentina con Ajuste por CER, 0.00%, 4/18/22(h)		2,971,400	32,022

			922,921

Foreign Issuer Bonds – 3.2%
China Evergrande Group, 8.25%, 3/23/22		600,000	589,488
CSN Islands XII Corp., 7.00%, 6/23/21(i)		300,000	303,375
Egypt Treasury Bill, 11.81%, 5/11/21(p)	EGP	5,000,000	318,924
Egypt Treasury Bill, 12.17%, 7/20/21(p)		4,300,000	267,811
Egypt Treasury Bill, 11.99%, 7/27/21(p)		21,000,000	1,304,639
Japan Treasury Discount Bill, (0.12%), 11/22/21(p)	JPY	111,100,000	1,017,212
Japan Treasury Discount Bill, (0.12%), 12/20/21(p)		89,850,000	822,734
Korea Monetary Stabilization Bond, 1.29%, 2/02/22	KRW	620,000,000	560,172
Monetary Authority of Singapore Bill, 0.21%, 5/14/21(p)	SGD	130,000	97,681
Monetary Authority of Singapore Bill, 0.29%, 5/21/21(p)		850,000	638,652
Monetary Authority of Singapore Bill, 0.34%, 7/16/21(p)		900,000	675,912
Norway Government Bond, 3.75%, 5/25/21(b)	NOK	1,858,000	223,738

	Par(a)/Number of Shares		Value

Foreign Issuer Bonds (Continued)
Republic of Ghana Government Bonds, 24.50%, 6/21/21	GHS	580,000	$101,858
Republic of Ghana Government Bonds, 24.80%, 7/19/21		678,000	119,831
Singapore Treasury Bill, 0.30%, 8/24/21(p)	SGD	810,000	608,116

			7,650,143

Money Market Fund – 5.4%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(q)		12,815,118	12,815,118

U.S. Government Agencies – 0.4%
Federal Home Loan Bank Discount Notes, 0.00%, 5/03/21(h)		940,000	940,000

U.S. Treasury Bills – 2.1%
U.S. Treasury Bills, 0.03%, 6/03/21(p)		2,460,000	2,459,990
United States Cash Management Bill, 0.01%, 8/03/21(p)		2,530,000	2,529,948

			4,989,938

Total Short-Term Investments (Cost $27,530,344)			27,318,120

Total Investments – 99.3% (Cost $230,592,924)			235,570,510

Other Assets less Liabilities – 0.7%(r)			1,571,775

NET ASSETS – 100.0%			$237,142,285

Percentages shown are based on Net Assets.

(a)	Par value is in USD unless otherwise indicated.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.

(c)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2021 is disclosed.

(d)	Variable rate security. Rate as of April 30, 2021 is disclosed.
(e)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2021.
(f)	Amount rounds to less than 0.05%.
(g)	Step coupon bond. Rate as of April 30, 2021 is disclosed.
(h)	Zero coupon bond.
(i)	Perpetual bond. Maturity date represents next call date.
(j)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2021 is disclosed.
(k)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

(l)	Issuer has defaulted on terms of debt obligation.
(m)	Position is unsettled. Contract rate was not determined at April 30, 2021 and does not take effect until settlement date.
(n)

This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of $0.07 is based on a pricing model which utilizes projected earnings along with discounted multiples. During the fiscal period, the Fund acquired $271 of this security.

(o)

This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of $0.03 is based on a pricing model which utilizes projected earnings along with discounted multiples. During the fiscal period, the Fund acquired $129 of this security.

(p)	Discount rate at the time of purchase.
(q)	7-day current yield as of April 30, 2021 is disclosed.
(r)	Includes appreciation/ (depreciation) on forward foreign currency exchange contracts and swap contracts.
*	Non-Income Producing Security

Abbreviations:
3M	3 Month
5Y	5 Year
10Y	10 Year
ARS	Argentine Peso
BRL	Brazilian Real
CLO	Collateralized Loan Obligation
CLP	Chilean Peso
CMT	Constant Maturity
CNY	Chinese Offshore Yuan
COP	Colombian Peso
CP	Commercial Paper
CVR	Contingent Value Rights
CZK	Czech Republic Koruna
EGP	Egyptian Pound
EUR	Euro
GHS	Ghanaian Cedi
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
KZT	Kazakhstan Tenge
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Kroner
PCL	Public Company Limited
PEN	Peruvian Nuevo Sole
PLC	Public Limited Company
PLN	Polish Zloty
REIT	Real Estate Investment Trust
RON	Romania New Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Concentration by Currency (%)(a)
U.S. Dollar	54.1
All other currencies less than 5%	45.9

Total	100.0

(a) Percentages shown are based on Net Assets.

Composition by Type (%)(a)
Sovereign	51.0
Non-Government	48.3
Others	0.7

Total	100.0

(a) Percentages shown are based on Net Assets.

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2021:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

08/03/21	Canadian Dollars	2,147,000	Euro	1,381,685	Deutsche Bank	$ 82,561
05/05/21	Norwegian Kroner	8,350,000	Euro	805,148	JPMorgan Chase	35,043
07/27/21	Norwegian Kroner	4,350,000	Euro	418,527	Deutsche Bank	18,539
06/16/21	Norwegian Kroner	2,104,600	Euro	197,853	Deutsche Bank	14,746
07/30/21	U.S. Dollars	1,169,866	Japanese Yen	126,226,200	Morgan Stanley	13,950
07/12/21	Norwegian Kroner	9,512,600	Euro	938,075	JPMorgan Chase	13,348
05/25/21	South African Rand	4,721,000	U.S. Dollars	311,186	Bank of America	13,185
06/18/21	Norwegian Kroner	1,743,000	Euro	164,130	Deutsche Bank	11,878
03/29/22	Turkish Lira	7,358,400	U.S. Dollars	730,000	Barclays	11,768
09/15/21	Norwegian Kroner	1,379,700	Euro	128,151	Deutsche Bank	11,246
06/15/21	Norwegian Kroner	1,376,700	Euro	128,155	Deutsche Bank	11,176
06/15/21	U.S. Dollars	438,464	Japanese Yen	46,691,564	HSBC	11,073
06/15/21	U.S. Dollars	1,010,329	Japanese Yen	109,276,141	Citibank	10,070
11/02/21	Canadian Dollars	243,000	Euro	155,588	Bank of America	9,934
07/06/21	Thai Baht	63,869,900	U.S. Dollars	2,040,735	Barclays	9,708
05/03/21	Australian Dollars	483,000	U.S. Dollars	362,603	Morgan Stanley	9,482
06/18/21	U.S. Dollars	580,000	Russian Rubles	43,261,214	Citibank	8,518
05/10/21	Brazilian Reals	1,090,176	U.S. Dollars	192,000	Bank of America	8,500
05/05/21	Canadian Dollars	250,000	Euro	162,454	Citibank	8,064
06/15/21	U.S. Dollars	337,390	Japanese Yen	36,000,000	JPMorgan Chase	7,864
05/25/21	South African Rand	4,302,317	U.S. Dollars	288,000	Citibank	7,604
06/11/21	Swedish Kronor	6,148,000	Euro	597,602	Deutsche Bank	7,427
06/15/21	U.S. Dollars	1,108,126	Japanese Yen	120,320,810	JPMorgan Chase	6,770
07/06/21	Euro	560,000	Japanese Yen	72,917,516	JPMorgan Chase	6,640
07/30/21	U.S. Dollars	1,191,518	Japanese Yen	129,400,000	Morgan Stanley	6,538
05/10/21	Euro	560,000	Japanese Yen	72,889,600	Deutsche Bank	6,408
06/29/21	Mexican Pesos	10,674,069	U.S. Dollars	516,972	HSBC	6,300
06/15/21	Chinese Offshore Yuan	3,750,760	U.S. Dollars	571,208	Bank of America	6,298
05/05/21	Euro	839,257	Norwegian Kroner	8,350,000	JPMorgan Chase	5,968
05/11/21	Norwegian Kroner	1,890,000	Euro	183,919	Deutsche Bank	5,893
06/11/21	Chinese Offshore Yuan	3,128,380	U.S. Dollars	476,006	Bank of America	5,809

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2021: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
06/18/21	Russian Rubles	22,447,738	U.S. Dollars	290,755	Bank of America	$ 5,781
10/15/21	Chinese Offshore Yuan	2,346,260	U.S. Dollars	352,988	HSBC	5,035
06/15/21	Chinese Offshore Yuan	3,265,040	U.S. Dollars	497,751	JPMorgan Chase	4,969
06/15/21	Chinese Offshore Yuan	2,960,760	U.S. Dollars	451,040	Citibank	4,830
05/25/21	South African Rand	1,789,890	U.S. Dollars	118,301	Bank of America	4,679
07/06/21	Thai Baht	14,446,300	U.S. Dollars	460,000	Barclays	3,776
06/11/21	Chinese Offshore Yuan	1,875,080	U.S. Dollars	285,605	Citibank	3,184
06/11/21	Chinese Offshore Yuan	1,855,840	U.S. Dollars	282,748	JPMorgan Chase	3,078
06/16/21	Chinese Offshore Yuan	1,184,240	U.S. Dollars	179,441	HSBC	2,884
07/06/21	Polish Zloty	1,117,776	U.S. Dollars	292,000	Goldman Sachs	2,867
05/03/21	U.S. Dollars	650,836	Indian Rupees	48,054,500	Standard Chartered Bank	2,477
06/30/21	Euro	217,500	Japanese Yen	28,340,250	Citibank	2,383
07/30/21	U.S. Dollars	186,032	Japanese Yen	20,123,800	Morgan Stanley	1,748
06/18/21	Russian Rubles	8,360,476	U.S. Dollars	108,730	Bank of America	1,712
09/15/21	Swedish Kronor	1,149,700	Euro	111,719	Deutsche Bank	1,280
06/15/21	Swedish Kronor	1,148,300	Euro	111,713	Deutsche Bank	1,266
07/14/21	Chinese Offshore Yuan	2,500,000	U.S. Dollars	382,837	Citibank	1,259
06/17/21	Chilean Pesos	62,744,400	U.S. Dollars	87,000	JPMorgan Chase	1,256
06/15/21	U.S. Dollars	321,591	Japanese Yen	35,000,000	Citibank	1,218
06/16/21	Swedish Kronor	2,925,100	Euro	286,292	Deutsche Bank	1,150
10/22/21	U.S. Dollars	676,838	Euro	560,000	Citibank	1,064
07/15/21	Indian Rupees	7,273,995	U.S. Dollars	95,938	HSBC	987
10/26/21	U.S. Dollars	676,726	Euro	560,000	Citibank	894
07/14/21	Chinese Offshore Yuan	2,166,920	U.S. Dollars	332,054	Citibank	868
08/04/21	Canadian Dollars	250,000	Euro	168,169	Citibank	835
06/16/21	Chinese Offshore Yuan	1,177,380	U.S. Dollars	180,544	HSBC	725
05/05/21	Euro	422,982	Swedish Kronor	4,300,000	JPMorgan Chase	618
05/03/21	U.S. Dollars	648,883	Indian Rupees	48,054,500	Bank of America	523
07/15/21	Swedish Kronor	757,000	Euro	74,060	Deutsche Bank	305
06/16/21	Indian Rupees	5,126,142	U.S. Dollars	68,339	HSBC	261
06/16/21	Indian Rupees	3,943,186	U.S. Dollars	52,557	Citibank	212
10/21/21	Singapore Dollars	100,000	U.S. Dollars	74,915	Morgan Stanley	186
06/08/21	Indian Rupees	384,100	U.S. Dollars	5,108	Citibank	39

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2021: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/09/21	Indian Rupees	226,200	U.S. Dollars	3,006	Citibank	$ 24
01/27/22	Indian Rupees	519,600	U.S. Dollars	6,731	JPMorgan Chase	17

Total Unrealized Appreciation						$ 456,698

05/10/21	Indian Rupees	378,700	U.S. Dollars	5,114	Citibank	$ (12)
07/21/21	South Korean Won	149,300,000	U.S. Dollars	133,578	Citibank	(17)
05/04/21	Indian Rupees	519,600	U.S. Dollars	7,030	JPMorgan Chase	(21)
09/16/21	Swedish Kronor	75,700	Euro	7,448	Deutsche Bank	(27)
06/16/21	Swedish Kronor	75,700	Euro	7,457	Deutsche Bank	(27)
05/10/21	Indian Rupees	610,800	U.S. Dollars	8,264	HSBC	(34)
05/04/21	U.S. Dollars	6,975	Indian Rupees	519,600	JPMorgan Chase	(35)
09/07/21	Indian Rupees	521,000	U.S. Dollars	6,926	JPMorgan Chase	(36)
09/08/21	Indian Rupees	506,200	U.S. Dollars	6,732	Citibank	(38)
06/11/21	Indian Rupees	612,480	U.S. Dollars	8,270	HSBC	(67)
09/08/21	Indian Rupees	674,000	U.S. Dollars	9,019	JPMorgan Chase	(107)
07/22/21	Singapore Dollars	80,000	U.S. Dollars	60,240	Morgan Stanley	(140)
10/26/21	Singapore Dollars	90,000	U.S. Dollars	67,746	Citibank	(155)
08/03/21	Indonesian Rupiahs	4,244,150,000	U.S. Dollars	290,000	Barclays	(226)
07/26/21	South Korean Won	147,400,000	U.S. Dollars	132,139	JPMorgan Chase	(277)
07/22/21	South Korean Won	150,400,000	U.S. Dollars	134,870	JPMorgan Chase	(326)
05/24/21	U.S. Dollars	157,000	Romanian Leu	645,788	BNP	(489)
06/15/21	Indian Rupees	5,852,477	U.S. Dollars	78,842	Citibank	(510)
09/16/21	Swedish Kronor	1,438,300	Euro	141,520	Deutsche Bank	(520)
06/16/21	Swedish Kronor	1,438,300	Euro	141,675	Deutsche Bank	(521)
05/03/21	Indian Rupees	48,054,500	U.S. Dollars	648,883	Standard Chartered Bank	(523)
05/24/21	Romanian Leu	198,362	U.S. Dollars	48,922	Bank of America	(547)
05/17/21	Indian Rupees	7,273,995	U.S. Dollars	98,464	HSBC	(597)
05/24/21	Romanian Leu	149,717	U.S. Dollars	37,153	Barclays	(642)
05/20/21	Chinese Offshore Yuan	1,630,160	U.S. Dollars	252,119	JPMorgan Chase	(659)
05/25/21	U.S. Dollars	152,648	South African Rand	2,231,331	Bank of America	(663)
08/04/21	Swedish Kronor	4,300,000	Euro	422,690	JPMorgan Chase	(802)
05/05/21	Euro	168,450	Canadian Dollars	250,000	Citibank	(855)
05/24/21	Romanian Leu	247,385	U.S. Dollars	61,264	Barclays	(934)
05/24/21	Romanian Leu	247,596	U.S. Dollars	61,351	Barclays	(970)
10/19/21	Swedish Kronor	2,395,500	Euro	236,008	Deutsche Bank	(1,346)
05/11/21	Swedish Kronor	2,000,000	Euro	197,652	Deutsche Bank	(1,406)
06/18/21	Russian Rubles	12,453,000	U.S. Dollars	165,929	Citibank	(1,425)
10/18/21	Swedish Kronor	2,395,500	Euro	236,080	Deutsche Bank	(1,430)
05/05/21	Swedish Kronor	4,300,000	Euro	423,675	JPMorgan Chase	(1,451)
07/15/21	U.S. Dollars	329,363	Euro	274,783	Deutsche Bank	(1,529)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2021: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

05/03/21	Indian Rupees	48,054,500	U.S. Dollars	650,000	Bank of America	$ (1,640)
06/30/21	Japanese Yen	12,574,019	Euro	97,167	Citibank	(1,859)
06/30/21	Japanese Yen	12,573,386	Euro	97,167	Citibank	(1,865)
05/24/21	Romanian Leu	459,127	U.S. Dollars	113,913	JPMorgan Chase	(1,945)
05/24/21	U.S. Dollars	241,721	Malaysian Ringgit	1,000,000	Barclays	(1,963)
05/24/21	U.S. Dollars	157,712	Romanian Leu	656,399	Barclays	(2,365)
05/25/21	U.S. Dollars	578,681	South African Rand	8,462,921	Citibank	(2,791)
05/25/21	U.S. Dollars	411,117	South African Rand	6,025,571	Bank of America	(2,890)
07/13/21	Japanese Yen	59,852,747	Australian Dollars	715,008	JPMorgan Chase	(2,979)
06/22/21	Peruvian Nuevo Soles	536,935	U.S. Dollars	145,000	Bank of America	(3,054)
05/24/21	Malaysian Ringgit	1,000,000	U.S. Dollars	246,883	Barclays	(3,199)
10/21/21	U.S. Dollars	672,074	Euro	559,950	Citibank	(3,625)
05/17/21	Swedish Kronor	3,831,000	Euro	379,736	Deutsche Bank	(4,086)
05/25/21	South African Rand	4,214,490	U.S. Dollars	294,000	Goldman Sachs	(4,430)
08/04/21	Norwegian Kroner	8,350,000	Euro	837,894	JPMorgan Chase	(6,157)
06/30/21	Japanese Yen	11,980,673	Euro	97,167	Citibank	(7,291)
06/24/21	U.S. Dollars	325,864	Mexican Pesos	6,810,000	HSBC	(8,179)
07/06/21	Japanese Yen	86,531,147	Euro	665,700	JPMorgan Chase	(9,262)
08/24/21	Japanese Yen	43,943,404	Euro	342,449	Citibank	(10,211)
06/29/21	U.S. Dollars	512,767	Mexican Pesos	10,674,069	HSBC	(10,505)
08/05/21	U.S. Dollars	1,842,622	Mexican Pesos	37,970,000	HSBC	(10,976)
05/25/21	U.S. Dollars	979,467	South African Rand	14,432,443	JPMorgan Chase	(12,160)
05/25/21	Japanese Yen	118,204,389	Australian Dollars	1,422,000	JPMorgan Chase	(13,797)
06/15/21	Japanese Yen	33,276,141	U.S. Dollars	320,858	Citibank	(16,265)
07/08/21	U.S. Dollars	354,866	Mexican Pesos	7,591,000	Citibank	(16,891)
07/06/21	U.S. Dollars	587,361	Polish Zloty	2,291,912	Bank of America	(17,240)
08/23/21	U.S. Dollars	1,259,113	Mexican Pesos	26,217,000	Citibank	(18,003)
06/15/21	Japanese Yen	46,691,564	U.S. Dollars	449,736	HSBC	(22,345)
08/23/21	U.S. Dollars	430,049	Mexican Pesos	9,306,000	Citibank	(23,277)
07/08/21	U.S. Dollars	436,489	Mexican Pesos	9,398,000	Citibank	(23,762)
05/03/21	U.S. Dollars	341,503	Australian Dollars	483,000	Morgan Stanley	(30,581)
07/13/21	Japanese Yen	32,336,444	Australian Dollars	424,999	JPMorgan Chase	(31,435)
06/15/21	Japanese Yen	111,000,000	U.S. Dollars	1,058,050	Citibank	(42,012)
06/15/21	Japanese Yen	156,320,810	U.S. Dollars	1,506,634	JPMorgan Chase	(75,752)
05/10/21	Japanese Yen	251,122,707	Euro	1,980,000	Deutsche Bank	(82,998)
07/30/21	Japanese Yen	275,750,000	U.S. Dollars	2,664,045	Morgan Stanley	(138,866)

Total Unrealized Depreciation						$(686,020)

Net Unrealized Depreciation						$(229,322)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Credit Default Swap Contracts outstanding - Buy Protection at April 30, 2021:

Over the Counter

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty		Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)

Federal Republic of Brazil, 4.25%, Due: 01/07/2025 (Pay Quarterly)	1.00%	6/20/2026	Barclays	USD	900,000	$38,363	$49,935	$(11,572)
Federal Republic of Brazil, 4.25%, Due: 01/07/2025 (Pay Quarterly)	1.00%	6/20/2026	Bank of America	USD	300,000	12,805	16,601	(3,796)
United Mexican States, 4.15%, Due: 03/28/2027 (Pay Quarterly)	1.00%	6/20/2026	Barclays	USD	900,000	(3,666)	7,350	(11,016)
United Mexican States, 4.15%, Due: 03/28/2027 (Pay Quarterly)	1.00%	6/20/2026	Goldman Sachs	USD	300,000	(1,222)	2,391	(3,613)

Total						$46,280	$76,277	$(29,997)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Multisector Bond Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Fund’s investments carried at fair value:

Morningstar Multisector Bond Fund	Level 1	Level 2	Level 3	Totals

Investments
Assets:
Asset-Backed Securities	$—	$2,719,657	$ —	$2,719,657
Common Stocks	1,347,783	6,727	—	1,354,510
Convertible Bonds	—	5,040,199	—	5,040,199
Convertible Preferred Stocks	1,272,357	—	—	1,272,357
Corporate Bonds	—	50,971,817	—	50,971,817
Foreign Government Inflation-Linked Bonds	—	1,433,263	—	1,433,263
Foreign Issuer Bonds	—	144,406,640	—	144,406,640
Term Loans	—	268,976	—	268,976
U.S. Government Obligations	—	784,571	—	784,571
Warrants	—	—	400	400
Short-Term Investments	12,815,118	14,503,002	—	27,318,120

Total Investments	$15,435,258	$220,134,852	$400	$235,570,510

Morningstar Multisector Bond Fund	Level 1	Level 2	Level 3	Totals

Derivative Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$456,698	$—	$456,698
Swap Agreements at Fair Value	—	51,168	—	51,168

Total Assets - Derivative Financial Instruments	$—	$507,866	$—	$507,866

Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$(686,020)	$—	$(686,020)
Swap Agreements at Fair Value	—	(4,888)	—	(4,888)

Total Liabilities - Derivative Financial Instruments	$—	$(690,908)	$—	$(690,908)

Net Derivative Financial Instruments	$—	$(183,042)	$—	$(183,042)

Investments classified within Level 3 of the fair value hierarchy are valued by Morningstar Investment Management LLC (“MIM”) in good faith under procedures adopted by authority of the Fund’s Board of Trustees. MIM employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. MIM reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, MIM will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments

Morningstar Unconstrained Allocation Fund

	Par(a)	Value

Asset-Backed Securities – 0.0%(b)

Commercial Mortgage-Backed Securities – 0.0%(b)
Benchmark Mortgage Trust, Series 2020-B17, Class A2, 2.21%, 3/15/53	$45,000	$46,691

Whole Loan – 0.0%(b)
STACR Trust, Series 2018-HRP1, Class M2, (1M USD LIBOR + 1.65%), 1.76%, 4/25/43(c)(d)	33,700	33,752

Total Asset-Backed Securities (Cost $78,943)		80,443

	Number of Shares

Common Stocks – 15.5%

Advertising – 0.8%
Omnicom Group, Inc.	21,189	1,743,007

Apparel – 0.3%
Tapestry, Inc.*	14,650	701,002

Beverages – 0.5%
Anheuser-Busch InBev S.A./N.V. (Belgium)	15,146	1,072,829

Commercial Services – 3.1%
Atlantia S.p.A. (Italy)*	33,778	658,509
Bureau Veritas S.A. (France)*	34,722	1,038,438
H&R Block, Inc.	93,397	2,079,017
Nielsen Holdings PLC	80,309	2,059,926
Transurban Group (Australia)	63,120	688,278

		6,524,168

Computers – 0.3%
Cognizant Technology Solutions Corp., Class A	8,172	657,029

Electric – 1.3%
Consolidated Edison, Inc.	8,757	677,879
National Grid PLC (United Kingdom)	110,301	1,390,406
Terna Rete Elettrica Nazionale S.p.A. (Italy)	90,225	665,090

		2,733,375

Engineering & Construction – 1.2%
Ferrovial S.A. (Spain)	51,510	1,462,422
Vinci S.A. (France)	9,201	1,009,624

		2,472,046

	Number of Shares	Value

Entertainment – 0.5%
International Game Technology PLC*	59,407	$1,022,989

Environmental Control – 0.4%
Stericycle, Inc.*	9,700	739,916

Gas – 0.5%
Snam S.p.A. (Italy)	177,709	999,979

Healthcare - Products – 1.3%
EssilorLuxottica S.A. (France)	5,874	977,668
Medtronic PLC	8,193	1,072,627
Smith & Nephew PLC (United Kingdom)	34,244	741,169

		2,791,464

Healthcare - Services – 1.4%
Fresenius Medical Care A.G. & Co. KGaA (Germany)	22,644	1,803,058
MEDNAX, Inc.*	41,190	1,084,121

		2,887,179

Pharmaceuticals – 2.1%
CVS Health Corp.	27,425	2,095,270
Henry Schein, Inc.*	9,069	657,502
McKesson Corp.	8,900	1,669,284

		4,422,056

Software – 0.3%
Oracle Corp.	8,709	660,055

Telecommunications – 1.0%
Cisco Systems, Inc.	18,955	964,999
SES S.A. (France)	159,874	1,211,937

		2,176,936

Water – 0.5%
United Utilities Group PLC (United Kingdom)	75,080	1,004,255

Total Common Stocks (Cost $25,033,084)		32,608,285

	Par(a)

Corporate Bonds – 2.6%

Aerospace/Defense – 0.3%
Boeing (The) Co.,
5.71%, 5/01/40	$70,000	86,809
5.81%, 5/01/50	195,000	250,352
3.95%, 8/01/59	115,000	111,528
5.93%, 5/01/60	110,000	143,550

		592,239

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Unconstrained Allocation Fund

	Par(a)	Value

Airlines – 0.3%
Delta Air Lines, Inc.,
7.00%, 5/01/25(c)	$90,000	$104,655
7.38%, 1/15/26	100,000	117,463
3.75%, 10/28/29	50,000	49,801
Southwest Airlines Co., 5.13%, 6/15/27	265,000	309,957

		581,876

Auto Manufacturers – 0.3%
General Motors Co.,
6.80%, 10/01/27	85,000	106,870
6.25%, 10/02/43	150,000	197,258
5.95%, 4/01/49	20,000	25,858
General Motors Financial Co., Inc., (SOFR + 1.20%), 1.22%, 11/17/23(d)	380,000	385,582

		715,568

Banks – 0.7%
Bank of Montreal, (SOFR + 0.68%), 0.69%, 3/10/23(d)	530,000	534,867
Bank of Nova Scotia (The), (SOFR + 0.55%), 0.56%, 9/15/23(d)	610,000	612,982
Canadian Imperial Bank of Commerce, (SOFR + 0.80%), 0.81%, 3/17/23(d)	440,000	443,810

		1,591,659

Insurance – 0.1%
Metropolitan Life Global Funding I, (SOFR + 0.57%), 0.58%, 1/13/23(c)(d)	150,000	150,823

Miscellaneous Manufacturing – 0.1%
General Electric Co., 4.35%, 5/01/50	140,000	155,878

Oil & Gas – 0.8%
Apache Corp.,
4.75%, 4/15/43	195,000	193,635
4.25%, 1/15/44	60,000	55,800
5.35%, 7/01/49	60,000	60,000
Exxon Mobil Corp., 3.45%, 4/15/51	190,000	193,918
Hess Corp.,
5.60%, 2/15/41	105,000	123,058
5.80%, 4/01/47	95,000	115,849
Occidental Petroleum Corp.,
6.20%, 3/15/40	30,000	31,875
6.60%, 3/15/46	60,000	66,150
4.40%, 4/15/46	175,000	154,000

		Par(a)	Value

Oil & Gas (Continued)
Occidental Petroleum Corp.,
4.20%, 3/15/48		$165,000	$139,047
4.40%, 8/15/49		80,000	69,200
Petrobras Global Finance B.V., 6.75%, 6/03/50		215,000	235,255
Total Capital International S.A., 3.13%, 5/29/50		165,000	158,263

			1,596,050

Total Corporate Bonds (Cost $5,131,297)			5,384,093

Foreign Issuer Bonds – 5.2%

Australia – 0.7%
Australia Government Bond, 5.75%, 7/15/22	AUD	820,000	674,769
New South Wales Treasury Corp., 4.00%, 4/20/23	AUD	180,000	149,060
Queensland Treasury Corp., 4.25%, 7/21/23(c)	AUD	365,000	306,270
Western Australian Treasury Corp., 7.00%, 7/15/21	AUD	370,000	288,978

			1,419,077

Brazil – 0.4%
Brazil Notas do Tesouro Nacional, Serie F,
10.00%, 1/01/27	BRL	3,710,000	726,209
10.00%, 1/01/29	BRL	1,040,000	202,813

			929,022

Colombia – 0.5%
Colombian TES,
6.25%, 11/26/25	COP	1,590,000,000	441,622
6.00%, 4/28/28	COP	2,640,000,000	690,373

			1,131,995

Indonesia – 0.5%
Indonesia Treasury Bond, 9.00%, 3/15/29	IDR	13,700,000,000	1,098,095

Malaysia – 0.6%
Malaysia Government Bond,
3.88%, 3/10/22	MYR	3,620,000	899,055
3.90%, 11/16/27	MYR	1,090,000	281,992

			1,181,047

Mexico – 1.6%
Mexican Bonos,
8.50%, 5/31/29	MXN	13,800,000	759,778
8.50%, 11/18/38	MXN	14,700,000	788,287
7.75%, 11/13/42	MXN	18,800,000	925,021

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Unconstrained Allocation Fund

		Par(a)	Value

Mexico (Continued)
Mexican Bonos, 8.00%, 11/07/47	MXN	$6,000,000	$300,435
Petroleos Mexicanos,
6.75%, 9/21/47		80,000	70,720
7.69%, 1/23/50		440,000	423,500

			3,267,741

Poland – 0.1%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	1,020,000	294,614

Russia – 0.1%
Russian Federal Bond - OFZ, 7.65%, 4/10/30	RUB	10,000,000	139,550

South Africa – 0.7%
Republic of South Africa Government Bond,
6.50%, 2/28/41	ZAR	13,500,000	589,512
8.75%, 2/28/48	ZAR	15,900,000	872,227

			1,461,739

Total Foreign Issuer Bonds (Cost $10,771,990)			10,922,880

U.S. Government Obligations – 6.0%

U.S. Treasury Floating Rate Notes – 6.0%
(3M US Treasury MMY + 0.15%), 0.17%, 1/31/22(d)		2,180,000	2,182,380
(3M US Treasury MMY + 0.11%), 0.13%, 4/30/22(d)		1,175,000	1,176,181
(3M US Treasury MMY + 0.06%), 0.07%, 7/31/22(d)		570,000	570,273
(3M US Treasury MMY + 0.06%), 0.07%, 10/31/22(d)		3,167,000	3,168,587
(3M US Treasury MMY + 0.05%), 0.06%, 1/31/23(d)		5,610,000	5,612,169

			12,709,590

Total U.S. Government Obligations (Cost $12,703,989)			12,709,590

		Number of Shares

Investment Companies – 65.6%
Invesco KBW Bank ETF		92,069	6,043,409

		Number of Shares	Value
iShares Core DAX UCITS ETF DE (Germany)*	EUR	54,936	$8,500,225
iShares Global Energy ETF		434,055	10,729,840
iShares MSCI Europe Financials ETF		332,228	6,661,171
iShares MSCI Mexico ETF		189,897	8,632,718
iShares MSCI South Korea ETF		42,480	3,846,989
iShares MSCI United Kingdom ETF		408,444	13,286,683
iShares STOXX Europe 600 Telecommunications UCITS ETF DE (Germany)	EUR	247,072	6,240,859
JPMorgan BetaBuilders Japan ETF		392,994	22,007,664
Schwab Fundamental Emerging Markets Large Company Index ETF		375,459	11,748,112
Schwab U.S. TIPS ETF		99,042	6,131,690
Vanguard Consumer Staples ETF		32,935	5,977,703
Vanguard Long-Term Treasury ETF		177,756	15,031,047
Vanguard Small-Cap ETF		18,108	4,028,849
Vanguard Total Stock Market ETF		43,500	9,443,850

Total Investment Companies (Cost $107,645,417)			138,310,809

		Number of Shares

Short-Term Investments – 5.1%

Money Market Fund – 5.1%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(e)		10,656,800	10,656,800

Total Short-Term Investments (Cost $10,656,800)			10,656,800

Total Investments – 100.0% (Cost $172,021,520)			210,672,900

Other Assets less Liabilities – 0.0%(b)(f)			53,613

NET ASSETS – 100.0%			$210,726,513

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Unconstrained Allocation Fund

(a)	Par value is in USD unless otherwise indicated.
(b)	Amount rounds to less than 0.05%.
(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.

(d)	Variable rate security. Rate as of April 30, 2021 is disclosed.
(e)	7-day current yield as of April 30, 2021 is disclosed.
(f)	Includes appreciation/ (depreciation) on forward foreign currency exchange contracts and futures contracts.
*	Non-Income Producing Security

Abbreviations:
1M	1 Month
3M	3 Month
AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso
DAX	Deutscher Aktienindex
ETF	Exchange-Traded Fund
EUR	Euro
IDR	Indonesian Rupiah
LIBOR	London Interbank Offered Rate
MMY	Money Market Yield
MSCI	Morgan Stanley Capital International
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLC	Public Limited Company
PLN	Polish Zloty
RUB	Russian Ruble
SOFR	United States Secured Overnight Financing Rate
TIPS	Treasury Inflation Protected Securities
UCITS	Undertakings for Collective Investment in Transferable Securities
USD	United States Dollar
ZAR	South African Rand

Futures Contracts outstanding at April 30, 2021:

Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
Ultra U.S. Treasury Bond	(9)	6/21/2021	USD	1,673,156	$1,962

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Unconstrained Allocation Fund

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2021:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

05/14/21	Canadian Dollar	1,020	United States Dollar	794	Goldman Sachs	$ 35,777
05/14/21	Canadian Dollar	1,070	United States Dollar	845	Goldman Sachs	25,379
06/18/21	Chilean Peso	680,000	United States Dollar	935	HSBC	21,528
06/09/21	Norwegian Krone	8,200	United States Dollar	968	Citibank	16,851
06/23/21	Euro	1,290	United States Dollar	1,536	Citibank	16,601
07/26/21	Euro	1,280	United States Dollar	1,526	Barclays	15,716
07/13/21	Polish Zloty	3,190	United States Dollar	829	Citibank	12,646
07/14/21	Brazilian Real	2,250	United States Dollar	401	HSBC	10,641
05/25/21	United States Dollar	480	Australian Dollar	610	JPMorgan Chase	10,229
05/19/21	United States Dollar	1,541	British Pound	1,110	Citibank	7,918
05/10/21	United States Dollar	897	Indian Rupee	66,000	HSBC	7,445
05/28/21	Chilean Peso	200,000	United States Dollar	274	HSBC	7,095
05/12/21	Russian Ruble	35,000	United States Dollar	458	Citibank	6,789
07/20/21	Polish Zloty	4,690	United States Dollar	1,231	JPMorgan Chase	6,058
05/13/21	Mexican Peso	8,100	United States Dollar	394	Citibank	4,804
05/28/21	Chilean Peso	790,000	United States Dollar	1,107	HSBC	4,188
05/14/21	Canadian Dollar	160	United States Dollar	127	Barclays	3,315
07/30/21	Hungarian Forint	140,000	United States Dollar	464	HSBC	3,187
07/16/21	Korean Won	580,000	United States Dollar	516	Citibank	2,925
05/13/21	United States Dollar	317	Mexican Peso	6,400	Citibank	2,018
05/13/21	Mexican Peso	1,100	United States Dollar	52	JPMorgan Chase	1,943
05/20/21	Czech Koruna	3,200	United States Dollar	148	UBS	1,131
05/10/21	Hungarian Forint	44,000	United States Dollar	146	HSBC	1,101
07/14/21	Brazilian Real	270	United States Dollar	48	HSBC	996
08/06/21	Chilean Peso	120,000	United States Dollar	168	HSBC	743
05/25/21	United States Dollar	62	Australian Dollar	80	JPMorgan Chase	693
05/12/21	Russian Ruble	2,000	United States Dollar	26	Citibank	500
05/19/21	British Pound	860	United States Dollar	1,187	HSBC	376
08/06/21	Thai Baht	3,600	United States Dollar	115	HSBC	322
05/10/21	Hungarian Forint	16,000	United States Dollar	53	Morgan Stanley	110
07/29/21	Korean Won	1,330,000	United States Dollar	1,190	Citibank	106
05/25/21	United States Dollar	8	Australian Dollar	10	Citibank	39

Total Unrealized Appreciation						$ 229,170

07/26/21	Euro	80	United States Dollar	96	HSBC	$ (42)
07/19/21	New Zealand Dollar	840	United States Dollar	601	HSBC	(102)
07/16/21	Korean Won	70,000	United States Dollar	63	Citibank	(148)
07/20/21	Polish Zloty	360	United States Dollar	95	Citibank	(212)
06/23/21	United States Dollar	48	Euro	40	UBS	(227)
05/10/21	Indian Rupee	9,000	United States Dollar	122	HSBC	(379)
06/28/21	Japanese Yen	20,000	United States Dollar	183	HSBC	(397)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Unconstrained Allocation Fund

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2021: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

07/29/21	Colombian Peso	170,000	United States Dollar	46	JPMorgan Chase	$ (763)
06/18/21	Chilean Peso	35,000	United States Dollar	50	HSBC	(776)
05/13/21	Mexican Peso	940	United States Dollar	47	Goldman Sachs	(1,019)
05/21/21	Russian Ruble	9,000	United States Dollar	121	Citibank	(1,688)
07/27/21	Polish Zloty	2,370	United States Dollar	628	Citibank	(2,752)
05/10/21	Indian Rupee	57,000	United States Dollar	771	HSBC	(2,858)
05/10/21	Hungarian Forint	145,000	United States Dollar	487	HSBC	(2,909)
06/08/21	United States Dollar	452	British Pound	330	HSBC	(3,434)
05/25/21	United States Dollar	820	Australian Dollar	1,070	Goldman Sachs	(4,100)
05/21/21	Russian Ruble	40,000	United States Dollar	535	Citibank	(4,552)
06/28/21	Japanese Yen	123,000	United States Dollar	1,131	HSBC	(5,369)
07/29/21	Colombian Peso	505,000	United States Dollar	139	JPMorgan Chase	(5,428)
05/20/21	Czech Koruna	10,200	United States Dollar	480	JPMorgan Chase	(5,591)
06/08/21	United States Dollar	837	British Pound	610	HSBC	(5,785)
05/19/21	British Pound	380	United States Dollar	531	National Australia Bank	(6,049)
05/12/21	Chilean Peso	390,000	United States Dollar	556	HSBC	(7,192)
05/12/21	United States Dollar	210	South African Rand	3,200	Morgan Stanley	(10,094)
05/20/21	United States Dollar	613	Czech Koruna	13,400	JPMorgan Chase	(10,355)
05/14/21	United States Dollar	777	Canadian Dollar	980	Goldman Sachs	(19,842)
05/14/21	United States Dollar	1,007	Canadian Dollar	1,270	Goldman Sachs	(25,909)
05/12/21	United States Dollar	1,245	South African Rand	18,600	HSBC	(35,491)
06/08/21	British Pound	2,000	United States Dollar	2,799	Citibank	(36,320)

Total Unrealized Depreciation						$(199,783)

Net Unrealized Appreciation						$ 29,387

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Unconstrained Allocation Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Fund’s investments carried at fair value:

Morningstar Unconstrained Allocation Fund	Level 1	Level 2	Level 3	Totals

Investments

Assets:

Asset-Backed Securities	$—	$80,443	$—	$80,443

Common Stocks	17,884,623	14,723,662	—	32,608,285

Corporate Bonds	—	5,384,093	—	5,384,093

Foreign Issuer Bonds	—	10,922,880	—	10,922,880

U.S. Government Obligations	—	12,709,590	—	12,709,590

Investment Companies	138,310,809	—	—	138,310,809

Short-Term Investments	10,656,800	—	—	10,656,800

Total Investments	$166,852,232	$43,820,668	$—	$210,672,900

Morningstar Unconstrained Allocation Fund	Level 1	Level 2	Level 3	Totals

Derivative Financial Instruments

Assets:

Futures Contracts	$1,962	$—	$—	$1,962

Forward Foreign Currency Exchange Contracts	—	229,170	—	229,170

Total Assets - Derivative Financial Instruments	$1,962	$229,170	$—	$231,132

Liabilities:

Forward Foreign Currency Exchange Contracts	$—	$(199,783)	$—	$(199,783)

Total Liabilities - Derivative Financial Instruments	$—	$(199,783)	$—	$(199,783)

Net Derivative Financial Instruments	$1,962	$29,387	$—	$31,349

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments

Morningstar Alternatives Fund

	Par(a)	Value

Long Positions – 107.2%
Asset-Backed Securities – 8.4%
Automobile – 1.2%
Drive Auto Receivables Trust,
Series 2017-3, Class D, 3.53%, 12/15/23(b)	$197,217	$199,536
Series 2019-1, Class D, 4.09%, 6/15/26	700,000	730,175
Series 2019-4, Class B, 2.23%, 1/16/24	500,000	502,389
Series 2020-1, Class A3, 2.02%, 11/15/23	109,087	109,448
Series 2020-2, Class A2A, 0.85%, 7/17/23	112,505	112,627
Series 2020-2, Class A3, 0.83%, 5/15/24	240,000	240,764
Santander Drive Auto Receivables Trust,
Series 2019-1, Class D, 3.65%, 4/15/25	700,000	723,971
Series 2019-3, Class B, 2.28%, 9/15/23	334,484	335,577
Series 2020-2, Class B, 0.96%, 11/15/24	110,000	110,458
Westlake Automobile Receivables Trust,
Series 2018-3A, Class C, 3.61%, 10/16/23(b)	80,550	80,954
Series 2019-1A, Class C, 3.45%, 3/15/24(b)	500,000	505,908
Series 2020-2A, Class B, 1.32%, 7/15/25(b)	260,000	262,567
		3,914,374

Other – 0.2%
Conn’s Receivables Funding LLC, Series 2020-A, Class A, 1.71%, 6/16/25(b)	108,258	108,649
Marlette Funding Trust, Series 2020-2A, Class A, 1.02%, 9/16/30(b)	229,746	230,021
Upstart Securitization Trust,
Series 2019-3, Class A, 2.68%, 1/21/30(b)	196,299	197,778
Series 2020-1, Class A, 2.32%, 4/22/30(b)	134,707	135,912
Series 2021-1, Class A, 0.87%, 3/20/31(b)	177,799	177,821
		850,181

	Par(a)	Value

Whole Loan – 7.0%
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2, (1M USD LIBOR + 2.40%), 2.51%, 4/25/31(b)(c)	$856,914	$862,200
Series 2018-R07, Class 1M2C, (1M USD LIBOR + 2.40%), 2.51%, 4/25/31(b)(c)	800,000	802,568
Series 2019-R01, Class 2M2, (1M USD LIBOR + 2.45%), 2.56%, 7/25/31(b)(c)	54,954	55,265
Series 2019-R01, Class 2M2C, (1M USD LIBOR + 2.45%), 2.56%, 7/25/31(b)(c)	800,000	802,550
Series 2019-R02, Class 1M2, (1M USD LIBOR + 2.30%, 2.30% Floor), 2.41%, 8/25/31(b)(c)	382,517	385,301
Series 2019-R04, Class 2M2, (1M USD LIBOR + 2.10%), 2.21%, 6/25/39(b)(c)	304,816	305,768
Series 2019-R05, Class 1M2, (1M USD LIBOR + 2.00%), 2.11%, 7/25/39(b)(c)	245,640	246,698
Series 2019-R06, Class 2M2, (1M USD LIBOR + 2.10%), 2.21%, 9/25/39(b)(c)	458,000	459,762
Series 2019-R07, Class 1M2, (1M USD LIBOR + 2.10%), 2.21%, 10/25/39(b)(c)	455,239	457,875
Series 2020-R01, Class 1M2, (1M USD LIBOR + 2.05%, 2.05% Floor), 2.16%, 1/25/40(b)(c)	1,704,793	1,715,826
Series 2020-R02, Class 2M2, (1M USD LIBOR + 2.00%), 2.11%, 1/25/40(b)(c)	351,016	353,288
Series 2020-SBT1, Class 1M2, (1M USD LIBOR + 3.65%), 3.76%, 2/25/40(b)(c)	101,533	104,141
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class B1, (1M USD LIBOR + 4.95%, 4.95% Floor), 5.06%, 7/25/29(c)	500,000	536,878

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Whole Loan (Continued)
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2017-DNA3, Class B1, (1M USD LIBOR + 4.45%), 4.56%, 3/25/30(c)	$300,000	$313,472
Series 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 2.46%, 4/25/30(c)	360,688	366,253
Series 2018-DNA1, Class B1, (1M USD LIBOR + 3.15%), 3.26%, 7/25/30(c)	550,000	550,771
Series 2020-HQA5, Class M1, (30D Average SOFR + 1.10%), 1.11%, 11/25/50(b)(c)	80,697	80,723
FNMA Connecticut Avenue Securities,
Series 2017-C01, Class 1B1, (1M USD LIBOR + 5.75%), 5.86%, 7/25/29(c)	245,000	269,196
Series 2017-C02, Class 2B1, (1M USD LIBOR + 5.50%), 5.61%, 9/25/29(c)	473,000	514,435
Series 2017-C03, Class 1B1, (1M USD LIBOR + 4.85%), 4.96%, 10/25/29(c)	430,000	461,216
Series 2017-C04, Class 2B1, (1M USD LIBOR + 5.05%), 5.16%, 11/25/29(c)	450,000	490,487
Series 2017-C05, Class 1B1, (1M USD LIBOR + 3.60%, 3.60% Floor), 3.71%, 1/25/30(c)	667,125	690,926
Series 2017-C07, Class 1B1, (1M USD LIBOR + 4.00%, 4.00% Floor), 4.11%, 5/25/30(c)	250,000	257,499
Series 2017-C07, Class 2B1, (1M USD LIBOR + 4.45%, 4.45% Floor), 4.56%, 5/25/30(c)	217,000	225,117
Series 2018-C01, Class 1B1, (1M USD LIBOR + 3.55%, 3.55% Floor), 3.66%, 7/25/30(c)	637,000	649,792
Series 2018-C02, Class 2B1, (1M USD LIBOR + 4.00%, 4.00% Floor), 4.11%, 8/25/30(c)	425,000	433,724

	Par(a)	Value

Whole Loan (Continued)
FNMA Connecticut Avenue Securities,
Series 2018-C04, Class 2M2, (1M USD LIBOR + 2.55%, 2.55% Floor), 2.66%, 12/25/30(c)	$798,347	$814,629
Series 2018-C05, Class 1M2, (1M USD LIBOR + 2.35%, 2.35% Floor), 2.46%, 1/25/31(c)	467,448	473,937
Series 2018-C06, Class 2M2, (1M USD LIBOR + 2.10%, 2.10% Floor), 2.21%, 3/25/31(c)	341,581	345,525
Freddie Mac STACR, Series 2019-HQA3, Class M2, (1M USD LIBOR + 1.85%), 1.96%, 9/25/49(b)(c)	354,613	356,838
Freddie Mac STACR REMIC Trust,
Series 2019-HQA4, Class M2, (1M USD LIBOR + 2.05%), 2.16%, 11/25/49(b)(c)	348,192	348,721
Series 2020-DNA1, Class M2, (1M USD LIBOR + 1.70%), 1.81%, 1/25/50(b)(c)	1,725,322	1,732,186
Series 2020-DNA2, Class M2, (1M USD LIBOR + 1.85%, 1.85% Floor), 1.96%, 2/25/50(b)(c)	850,000	857,995
Series 2020-DNA5, Class M1, (30D Average SOFR + 1.30%), 1.31%, 10/25/50(b)(c)	152,116	152,368
Series 2020-DNA6, Class M1, (30D Average SOFR + 0.90%), 0.91%, 12/25/50(b)(c)	232,646	232,732
Series 2020-HQA1, Class M2, (1M USD LIBOR + 1.90%), 2.01%, 1/25/50(b)(c)	204,474	205,589
Series 2020-HQA2, Class M2, (1M USD LIBOR + 3.10%), 3.21%, 3/25/50(b)(c)	1,100,000	1,123,825
Series 2020-HQA4, Class M2, (1M USD LIBOR + 3.15%), 3.26%, 9/25/50(b)(c)	1,000,000	1,011,259
Series 2021-DNA1, Class M1, (30D Average SOFR + 0.65%), 0.66%, 1/25/51(b)(c)	370,000	370,000

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Whole Loan (Continued)
Freddie Mac STACR REMIC Trust,
Series 2021-DNA3, Class M2, (30D Average SOFR + 2.10%), 2.11%, 10/25/33(b)(c)	$30,000	$30,431
Series 2021-HQA1, Class M1, (30D Average SOFR + 0.70%), 0.71%, 8/25/33(b)(c)	360,000	360,000
Freddie Mac STACR Trust,
Series 2018-HQA2, Class M2, (1M USD LIBOR + 2.30%), 2.41%, 10/25/48(b)(c)	700,000	710,432
Series 2019-DNA4, Class M2, (1M USD LIBOR + 1.95%), 2.06%, 10/25/49(b)(c)	777,543	781,529
Series 2019-HQA1, Class M2, (1M USD LIBOR + 2.35%), 2.46%, 2/25/49(b)(c)	542,940	549,097
		22,848,824

Total Asset-Backed Securities (Cost $27,212,174)		27,613,379

	Number of Shares

Common Stocks – 24.7%
Aerospace/Defense – 0.4%
Aerojet Rocketdyne Holdings, Inc.(d)	21,231	991,913
Lockheed Martin Corp.	597	227,194
Northrop Grumman Corp.	677	239,956
		1,459,063

Auto Parts & Equipment – 0.1%
Akasol A.G. (Germany)(b)*	2,513	361,946
Goodyear Tire & Rubber (The) Co.*	4,819	82,935
		444,881

Banks – 0.4%
Cadence BanCorp	20,172	448,827
Natixis S.A. (France)*	93,771	457,885
Sbanken ASA (Norway)(b)	36,916	458,705
		1,365,417

Biotechnology – 1.1%
Alexion Pharmaceuticals, Inc.*	19,785	3,337,334

	Number of Shares	Value

Biotechnology (Continued)
Amgen, Inc.	915	$219,271
Gilead Sciences, Inc.	3,499	222,081
		3,778,686

Building Materials – 0.4%
Forterra, Inc.*	37,726	885,052
Tarkett S.A. (France)*	19,013	458,355
		1,343,407

Chemicals – 0.9%
Air Products and Chemicals, Inc.	203	58,561
Tikkurila OYJ (Finland)	24,538	989,752
W.R. Grace & Co.	26,872	1,846,913
		2,895,226

Commercial Services – 2.1%
Aggreko PLC (United Kingdom)	57,407	683,998
Automatic Data Processing, Inc.	1,213	226,819
Cardtronics PLC, Class A*	57,604	2,237,339
IHS Markit Ltd.(d)	33,941	3,651,373
		6,799,529

Computers – 1.2%
Amdocs Ltd.	3,074	235,899
Cubic Corp.	30,433	2,277,606
Perspecta, Inc.	53,812	1,575,077
		4,088,582

Cosmetics/Personal Care – 0.1%
Colgate-Palmolive Co.	2,899	233,949
Procter & Gamble (The) Co.	1,705	227,481
		461,430

Diversified Financial Services – 0.8%
Arrow Global Group PLC (United Kingdom)*	77,024	324,200
Boston Private Financial Holdings, Inc.	111,026	1,634,303
Houlihan Lokey, Inc.	2,155	142,812
Virtu Financial, Inc. Class A	6,886	204,032
Western Union (The) Co.	8,753	225,477
		2,530,824

Electric – 0.7%
Alliant Energy Corp.	4,196	235,689
Ameren Corp.	2,789	236,619
American Electric Power Co., Inc.	2,643	234,461
Avangrid, Inc.	4,378	222,840
CMS Energy Corp.	3,672	236,440
Consolidated Edison, Inc.	3,009	232,927

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Number of Shares	Value

Electric (Continued)
Duke Energy Corp.	2,328	$234,406
Evergy, Inc.	3,697	236,497
Eversource Energy	652	56,215
WEC Energy Group, Inc.	2,421	235,249
Xcel Energy, Inc.	1,618	115,363
		2,276,706

Electronics – 1.4%
Coherent, Inc.(d)*	12,474	3,243,116
FLIR Systems, Inc.(d)	20,227	1,213,013
		4,456,129

Engineering & Construction – 0.5%
Aegion Corp.*	43,293	1,303,119
Signature Aviation PLC (United Kingdom)*	63,956	357,104
		1,660,223

Entertainment – 0.2%
Gamesys Group PLC (United Kingdom)	20,847	557,101

Environmental Control – 0.1%
Republic Services, Inc.	2,243	238,431
Waste Management, Inc.	1,733	239,102
		477,533

Food – 0.4%
Albertsons Cos., Inc., Class A	3,817	70,882
Campbell Soup Co.	3,191	152,370
Flowers Foods, Inc.	9,737	233,298
General Mills, Inc.	3,817	232,303
Hormel Foods Corp.	4,995	230,769
Kellogg Co.	3,694	230,579
Kroger (The) Co.	6,305	230,385
		1,380,586

Gas – 0.0%(e)
Atmos Energy Corp.	575	59,564

Healthcare - Products – 0.9%
Cantel Medical Corp.*	22,225	1,953,800
Luminex Corp.	24,454	897,217
		2,851,017

Healthcare - Services – 1.2%
Magellan Health, Inc.(d)*	18,498	1,742,512
PPD, Inc.*	39,696	1,833,955
Quest Diagnostics, Inc.	1,798	237,120
		3,813,587

	Number of Shares	Value

Holding Companies - Diversified – 0.0%(e)
Tailwind International Acquisition Corp.*	1,982	$19,800

Household Products/Wares – 0.1%
Clorox (The) Co.	1,227	223,927
Kimberly-Clark Corp.	1,681	224,111
		448,038

Housewares – 0.1%
Hunter Douglas N.V. (Netherlands)*	2,874	234,939

Insurance – 1.7%
Allstate (The) Corp.	559	70,881
Aon PLC, Class A	3,189	801,842
Assurant, Inc.	1,534	238,691
RSA Insurance Group PLC (United Kingdom)	127,513	1,200,905
TOWER Ltd. (New Zealand)*	192,415	119,792
Willis Towers Watson PLC(d)	12,241	3,168,705
		5,600,816

Internet – 1.3%
Boingo Wireless, Inc.*	82,857	1,156,684
Cerved Group S.p.A. (Italy)*	37,120	435,448
Grubhub, Inc.(f)*	5,028	342,105
Leaf Group Ltd.(d)*	46,137	408,774
NortonLifeLock, Inc.	10,823	233,885
Proofpoint, Inc.*	9,326	1,605,098
		4,181,994

Lodging – 0.7%
Extended Stay America, Inc.(d)	109,635	2,180,640

Machinery - Diversified – 0.2%
Welbilt, Inc.*	30,299	676,880

Media – 0.2%
Comcast Corp., Class A	4,246	238,413
Euskaltel S.A. (Spain)(b)	41,490	551,956
		790,369

Mining – 0.1%
Newmont Corp.	3,591	224,114

Miscellaneous Manufacturing – 0.1%
3M Co.	1,178	232,231

Office Furnishings – 0.1%
Knoll, Inc.	9,859	235,630

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Number of Shares	Value

Packaging & Containers – 0.1%
Amcor PLC	10,622	$124,808
Sonoco Products Co.	1,256	82,218
		207,026

Pharmaceuticals – 0.6%
CVS Health Corp.	1,159	88,547
GW Pharmaceuticals PLC
ADR (United Kingdom)*	3,212	703,428
Johnson & Johnson	1,442	234,657
Merck & Co., Inc.	3,020	224,990
Pfizer, Inc.	6,096	235,610
PRA Health Sciences, Inc.(d)*	2,857	476,805
		1,964,037

Real Estate – 0.2%
CA Immobilien Anlagen A.G. (Austria)	12,630	553,480

Real Estate Investment Trusts – 0.3%
CyrusOne, Inc.	1,185	86,304
Healthcare Trust of America, Inc., Class A	2,053	60,297
Public Storage	878	246,858
RDI REIT PLC (United Kingdom)	142,130	238,205
VEREIT, Inc.	4,875	233,220
		864,884

Retail – 0.1%
Home Depot (The), Inc.	735	237,897

Semiconductors – 1.9%
Dialog Semiconductor PLC (United Kingdom)*	9,455	740,708
Maxim Integrated Products, Inc.(d)	38,883	3,655,002
Xilinx, Inc.(d)	14,278	1,827,013
		6,222,723

Software – 2.3%
Change Healthcare, Inc.(d)*	90,225	2,070,664
Nuance Communications, Inc.*	38,155	2,028,701
Oracle Corp.	3,005	227,749
Paychex, Inc.	2,400	233,976
Slack Technologies, Inc., Class A(d)*	64,026	2,714,702
Talend S.A. ADR(d)*	6,628	426,910
		7,702,702

Telecommunications – 0.7%
Cisco Systems, Inc.	4,432	225,633
Juniper Networks, Inc.	7,217	183,240

	Number of Shares	Value

Telecommunications (Continued)
Orange Belgium S.A. (Belgium)	13,134	$347,101
ORBCOMM, Inc.*	117,150	1,342,539
Verizon Communications, Inc.	4,015	232,027
		2,330,540

Toys/Games/Hobbies – 0.0%(e)
Hasbro, Inc.	597	59,372

Transportation – 0.6%
C.H. Robinson
Worldwide, Inc.	643	62,422
Kansas City Southern(d)(f)	6,141	1,794,462
United Parcel Service, Inc., Class B	853	173,893
		2,030,777

Trucking & Leasing – 0.1%
Fly Leasing Ltd. ADR (India)(d)*	13,266	224,461

Water – 0.3%
Suez S.A. (France)	35,654	852,170

Total Common Stocks (Cost $76,986,411)		80,775,011

	Par(a)

Convertible Bonds – 24.0%
Aerospace/Defense – 0.1%
Kaman Corp., 3.25%, 5/01/24(d)	$353,000	387,859

Airlines – 0.6%
Copa Holdings S.A., 4.50%, 4/15/25(b)(d)	405,000	739,368
Southwest Airlines Co., 1.25%, 5/01/25(d)	346,000	600,743
Spirit Airlines, Inc., 1.00%, 5/15/26	563,000	577,723
		1,917,834

Auto Manufacturers – 0.3%
Ford Motor Co., 0.00%, 3/15/26(b)(d)(g)	397,000	392,038
Lightning eMotors, Inc., 7.50%, 5/15/24(h)	121,000	107,845
NIO, Inc., 0.00%, 2/01/26(b)(d)(g)	424,000	362,011
		861,894

Auto Parts & Equipment – 0.1%
Meritor, Inc., 3.25%, 10/15/37(d)	346,000	386,871

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Biotechnology – 2.3%
Apellis Pharmaceuticals, Inc., 3.50%, 9/15/26(d)	$340,000	$530,842
Avid SPV LLC, 1.25%, 3/15/26(b)(d)	266,000	311,889
Bridgebio Pharma, Inc., 2.25%, 2/01/29(b)(d)	506,000	464,968
Exact Sciences Corp., 0.38%, 3/15/27(d)	620,000	844,362
Gossamer Bio, Inc., 5.00%, 6/01/27(d)	621,000	537,553
Halozyme Therapeutics, Inc., 0.25%, 3/01/27(b)	535,000	514,938
Innoviva, Inc., 2.13%, 1/15/23(d)	558,000	553,117
Insmed, Inc., 1.75%, 1/15/25(d)	436,000	486,140
Ionis Pharmaceuticals, Inc., 0.13%, 12/15/24(d)	585,000	541,107
Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23(d)	796,000	807,060
NeoGenomics, Inc., 0.25%, 1/15/28(d)	340,000	343,408
Radius Health, Inc., 3.00%, 9/01/24(d)	806,000	772,109
Theravance Biopharma, Inc., 3.25%, 11/01/23(d)	380,000	385,244
Travere Therapeutics, Inc., 2.50%, 9/15/25(d)	476,000	478,836
		7,571,573

Commercial Services – 0.6%
2U, Inc., 2.25%, 5/01/25(d)(f)	251,000	395,451
FTI Consulting, Inc., 2.00%, 8/15/23(d)	522,000	753,507
Sabre GLBL, Inc., 4.00%, 4/15/25	242,000	509,652
Stride, Inc., 1.13%, 9/01/27(b)(d)	428,000	383,188
		2,041,798

Computers – 0.5%
Lumentum Holdings, Inc., 0.50%, 12/15/26(d)(f)	611,000	674,422
Mitek Systems, Inc., 0.75%, 2/01/26(b)(d)	379,000	398,660
Vocera Communications, Inc., 0.50%, 9/15/26(b)(d)	531,000	479,371
		1,552,453

	Par(a)	Value

Diversified Financial Services – 0.6%
Encore Capital Europe Finance Ltd., 4.50%, 9/01/23(d)	$483,000	$546,256
PRA Group, Inc., 3.50%, 6/01/23(d)	785,000	839,950
WisdomTree Investments, Inc., 4.25%, 6/15/23(b)(d)	352,000	455,407
		1,841,613

Electric – 0.2%
NRG Energy, Inc., 2.75%, 6/01/48(d)	651,000	734,816

Electronics – 0.8%
GoPro, Inc., 1.25%, 11/15/25(b)(d)	306,000	431,858
II-VI, Inc., 0.25%, 9/01/22(d)(f)	560,000	835,100
Knowles Corp., 3.25%, 11/01/21(d)	357,000	416,119
OSI Systems, Inc., 1.25%, 9/01/22(d)	696,000	751,680
Vishay Intertechnology, Inc., 2.25%, 6/15/25(d)	325,000	352,625
		2,787,382

Energy - Alternate Sources – 0.6%
Canadian Solar, Inc., 2.50%, 10/01/25(b)(d)	157,000	206,659
Enphase Energy, Inc., 0.00%, 3/01/28(b)(f)(g)	908,000	796,266
SunPower Corp., 4.00%, 1/15/23(d)	309,000	411,673
Sunrun, Inc., 0.00%, 2/01/26(b)(g)	605,000	497,612
		1,912,210

Engineering & Construction – 0.3%
Granite Construction, Inc., 2.75%, 11/01/24(d)	710,000	951,400

Entertainment – 0.4%
Cinemark Holdings, Inc., 4.50%, 8/15/25(b)(d)	560,000	962,850
DraftKings, Inc., 0.00%, 3/15/28(b)(d)(g)	463,000	441,933
		1,404,783

Food – 0.3%
Beyond Meat, Inc., 0.00%, 3/15/27(b)(d)(g)	264,000	250,140
Chefs’ Warehouse (The), Inc., 1.88%, 12/01/24(d)	813,000	831,801
		1,081,941

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Healthcare - Products – 0.7%
LivaNova USA, Inc., 3.00%, 12/15/25(b)(d)	$350,000	$543,594
NanoString Technologies, Inc., 2.63%, 3/01/25	422,000	780,953
SmileDirectClub, Inc., 0.00%, 2/01/26(b)(d)(g)	802,000	701,249
Varex Imaging Corp., 4.00%, 6/01/25(b)(d)	244,000	330,467
		2,356,263

Healthcare - Services – 0.1%
Oak Street Health, Inc., 0.00%, 3/15/26(b)(d)(g)	266,000	276,474

Home Builders – 0.2%
Winnebago Industries, Inc., 1.50%, 4/01/25(d)	562,000	800,850

Insurance – 0.4%
MGIC Investment Corp., 9.00%, 4/01/63(b)(d)	919,000	1,231,460

Internet – 2.8%
21Vianet Group, Inc., 0.00%, 2/01/26(b)(d)(g)	408,000	360,060
Boingo Wireless, Inc., 1.00%, 10/01/23(d)	403,000	394,940
fuboTV, Inc., 3.25%, 2/15/26(b)	935,000	786,569
Groupon, Inc., 1.13%, 3/15/26(b)(d)	531,000	527,681
iQIYI, Inc., 2.00%, 4/01/25(d)(f)	995,000	915,400
JOYY, Inc., 1.38%, 6/15/26(d)(f)	469,000	560,455
Magnite, Inc., 0.25%, 3/15/26(b)(d)	265,000	249,266
Match Group Financeco 3, Inc., 2.00%, 1/15/30(b)(d)	369,000	725,777
Momo, Inc., 1.25%, 7/01/25(d)	1,112,000	975,091
Palo Alto Networks, Inc., 0.75%, 7/01/23(d)	497,000	699,527
Perficient, Inc., 1.25%, 8/01/25(b)(d)	505,000	703,387
Q2 Holdings, Inc., 0.75%, 6/01/26(d)	500,000	660,312
RealReal (The), Inc., 1.00%, 3/01/28(b)(d)	132,000	138,112
Snap, Inc., 0.00%, 5/01/27(b)(g)	151,000	154,492

	Par(a)	Value

Internet (Continued)
Spotify USA, Inc., 0.00%, 3/15/26(b)(d)(g)	$401,000	$369,722
Zillow Group, Inc., 2.75%, 5/15/25(d)(f)	503,000	1,039,009
		9,259,800

Leisure Time – 1.2%
Callaway Golf Co., 2.75%, 5/01/26(b)(d)(f)	428,000	771,203
Liberty TripAdvisor Holdings, Inc., 0.50%, 6/30/51(b)	664,000	631,638
NCL Corp. Ltd., 6.00%, 5/15/24(b)(d)	468,000	1,142,797
Royal Caribbean Cruises Ltd.,
4.25%, 6/15/23(b)(d)(f)	567,000	795,785
2.88%, 11/15/23(b)(f)	350,000	452,725
		3,794,148

Lodging – 0.4%
Huazhu Group Ltd., 3.00%, 5/01/26(b)(d)	249,000	388,285
Marcus (The) Corp., 5.00%, 9/15/25(b)(d)(f)	425,000	856,616
		1,244,901

Machinery - Construction & Mining – 0.2%
Bloom Energy Corp., 2.50%, 8/15/25(b)(d)(f)	360,000	633,129

Machinery - Diversified – 0.2%
Middleby (The) Corp., 1.00%, 9/01/25(b)(d)(f)	562,000	841,876

Media – 0.2%
Cable One, Inc., 1.13%, 3/15/28(b)(d)	467,000	461,617
Liberty Interactive LLC, 3.50%, 1/15/31(d)	221,000	219,895
		681,512

Oil & Gas – 0.3%
Centennial Resource Production LLC, 3.25%, 4/01/28(d)	871,000	850,357

Oil & Gas Services – 0.2%
Helix Energy Solutions Group, Inc.,
4.13%, 9/15/23(d)	273,000	255,983
6.75%, 2/15/26	488,000	521,916
		777,899

Pharmaceuticals – 0.9%
Coherus Biosciences, Inc., 1.50%, 4/15/26	534,000	568,144

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Pharmaceuticals (Continued)
Flexion Therapeutics, Inc., 3.38%, 5/01/24(d)	$1,005,000	$887,896
Jazz Investments I Ltd.,
1.50%, 8/15/24(d)	617,000	668,061
2.00%, 6/15/26(b)	465,000	594,619
Zogenix, Inc., 2.75%, 10/01/27(b)(d)	350,000	376,250
		3,094,970

Pipelines – 0.3%
Cheniere Energy, Inc., 4.25%, 3/15/45(d)	1,056,000	869,147

Real Estate – 0.0%(e)
Redfin Corp., 0.50%, 4/01/27(b)(d)	133,000	138,388

Real Estate Investment Trusts – 3.6%
Apollo Commercial Real Estate Finance, Inc.,
4.75%, 8/23/22	243,000	247,253
5.38%, 10/15/23(d)	1,458,000	1,451,621
Blackstone Mortgage Trust, Inc., 4.75%, 3/15/23	650,000	668,720
GEO Corrections Holdings, Inc., 6.50%, 2/23/26(b)(d)	736,000	625,206
Granite Point Mortgage Trust, Inc.,
5.63%, 12/01/22(b)	1,072,000	1,032,470
6.38%, 10/01/23	624,000	599,040
iStar, Inc., 3.13%, 9/15/22(d)	458,000	618,586
KKR Real Estate Finance Trust, Inc., 6.13%, 5/15/23	635,000	688,578
MFA Financial, Inc., 6.25%, 6/15/24(d)	1,105,000	1,112,308
New York Mortgage Trust, Inc., 6.25%, 1/15/22	447,000	454,264
Pebblebrook Hotel Trust, 1.75%, 12/15/26(d)	481,000	549,302
PennyMac Corp.,
5.50%, 11/01/24(d)	1,085,000	1,095,850
5.50%, 3/15/26(b)	132,000	135,465
Redwood Trust, Inc., 4.75%, 8/15/23	883,000	886,355
Summit Hotel Properties, Inc., 1.50%, 2/15/26(d)(f)	498,000	539,334

	Par(a)	Value

Real Estate Investment Trusts (Continued)
Two Harbors Investment Corp., 6.25%, 1/15/26	$487,000	$546,073
Western Asset Mortgage Capital Corp., 6.75%, 10/01/22	512,000	470,400
		11,720,825

Retail – 0.4%
Burlington Stores, Inc., 2.25%, 4/15/25(d)	440,000	702,075
National Vision Holdings, Inc., 2.50%, 5/15/25(b)(d)	271,000	470,016
		1,172,091

Semiconductors – 0.1%
MACOM Technology Solutions Holdings, Inc., 0.25%, 3/15/26(b)(d)	265,000	264,006

Software – 2.9%
8x8, Inc., 0.50%, 2/01/24(d)	446,000	622,393
Avaya Holdings Corp., 2.25%, 6/15/23(d)(f)	519,000	644,338
Blackline, Inc., 0.00%, 3/15/26(b)(d)(g)	467,000	460,287
Ceridian HCM Holding, Inc., 0.25%, 3/15/26(b)(d)	132,000	131,340
Envestnet, Inc., 1.75%, 6/01/23(d)	477,000	580,748
Everbridge, Inc., 0.13%, 12/15/24(d)(f)	440,000	591,800
Health Catalyst, Inc., 2.50%, 4/15/25	157,000	310,369
i3 Verticals LLC, 1.00%, 2/15/25(b)(d)	598,000	633,133
J2 Global, Inc., 1.75%, 11/01/26(b)(d)	856,000	1,001,520
MicroStrategy, Inc., 0.00%, 2/15/27(b)(g)	511,000	419,531
New Relic, Inc., 0.50%, 5/01/23(d)(f)	1,068,000	1,038,630
Nuance Communications, Inc., 1.00%, 12/15/35(d)	397,000	871,653
Progress Software Corp., 1.00%, 4/15/26(b)	268,000	263,137
Splunk, Inc., 1.13%, 6/15/27(b)(d)	266,000	245,219
Tabula Rasa HealthCare, Inc., 1.75%, 2/15/26(d)	612,000	627,300

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Software (Continued)
Verint Systems, Inc., 0.25%, 4/15/26(b)	$267,000	$269,250
Workiva, Inc., 1.13%, 8/15/26(d)	606,000	819,397
		9,530,045

Telecommunications – 0.4%
Infinera Corp., 2.13%, 9/01/24(d)(f)	552,000	636,775
Vonage Holdings Corp., 1.75%, 6/01/24(d)	596,000	649,576
		1,286,351

Transportation – 0.7%
Air Transport Services Group, Inc., 1.13%, 10/15/24(d)	656,000	697,000
Golar LNG Ltd., 2.75%, 2/15/22	622,000	606,662
SEACOR Holdings, Inc., 3.25%, 5/15/30	489,000	486,604
SFL Corp. Ltd., 4.88%, 5/01/23(d)	394,000	376,782
		2,167,048

Trucking & Leasing – 0.1%
Greenbrier (The) Cos., Inc., 2.88%, 4/15/28(b)	289,000	314,287

Total Convertible Bonds (Cost $67,703,123)		78,740,254

	Number of Shares

Convertible Preferred Stocks – 2.0%
Agriculture – 0.2%
Bunge Ltd., 4.88%*	4,962	585,516

Auto Parts & Equipment – 0.1%
Aptiv PLC, 5.50%	2,745	448,259

Chemicals – 0.2%
Lyondellbasell Advanced Polymers, Inc., 6.00%	669	720,513

Computers – 0.3%
NCR Corp., 5.50%(i)	556	938,389

Diversified Financial Services – 0.6%
AMG Capital Trust II, 5.15%(d)	18,015	1,053,877
Cowen, Inc., 5.63%(d)	723	1,012,200
		2,066,077

	Number of Shares	Value

Gas – 0.3%
South Jersey Industries, Inc., 0.00%*	16,539	$876,402

Savings & Loans – 0.3%
New York Community Capital Trust V, 6.00%	16,768	845,323

Total Convertible Preferred Stocks (Cost $5,234,317)		6,480,479

	Par(a)

Corporate Bonds – 14.1%
Advertising – 0.0%(e)
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(b)	$75,000	79,312
Interpublic (The) Group of Cos., Inc, 2.40%, 3/01/31	60,000	58,828
		138,140

Aerospace/Defense – 0.2%
Boeing (The) Co.,
1.17%, 2/04/23	30,000	30,125
4.51%, 5/01/23	100,000	106,788
1.43%, 2/04/24	50,000	50,155
4.88%, 5/01/25	15,000	16,822
2.20%, 2/04/26	60,000	60,108
Howmet Aerospace, Inc.,
5.90%, 2/01/27	25,000	28,844
5.95%, 2/01/37	25,000	30,036
Signature Aviation U.S. Holdings, Inc., 4.00%, 3/01/28(b)	75,000	75,562
Spirit AeroSystems, Inc.,
5.50%, 1/15/25(b)	10,000	10,575
4.60%, 6/15/28	100,000	97,750
TransDigm, Inc.,
6.25%, 3/15/26(b)	100,000	105,875
5.50%, 11/15/27	75,000	78,045
Triumph Group, Inc., 8.88%, 6/01/24(b)	24,000	26,700
		717,385

Agriculture – 0.1%
Altria Group, Inc., 2.35%, 5/06/25	180,000	188,310
Bunge Ltd. Finance Corp., 1.63%, 8/17/25	50,000	50,594
Darling Ingredients, Inc., 5.25%, 4/15/27(b)	25,000	26,281
Philip Morris International, Inc., 1.50%, 5/01/25	100,000	101,926

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Agriculture (Continued)
Turning Point Brands, Inc., 5.63%, 2/15/26(b)	$15,000	$15,488
Vector Group Ltd., 5.75%, 2/01/29(b)	60,000	60,385
		442,984

Airlines – 0.1%
American Airlines, Inc., 11.80%, 7/15/25(b)	25,000	31,313
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 4/20/26(b)	20,000	21,000
5.75%, 4/20/29(b)	20,000	21,430
Delta Air Lines, Inc., 7.38%, 1/15/26	75,000	88,097
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(b)	50,000	52,812
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(b)	73,781	80,975
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 9/20/25(b)	50,000	56,304
United Airlines, Inc.,
4.38%, 4/15/26(b)	30,000	31,132
4.63%, 4/15/29(b)	30,000	31,176
		414,239

Auto Manufacturers – 0.4%
Allison Transmission, Inc., 3.75%, 1/30/31(b)	30,000	28,950
American Honda Finance Corp., 1.20%, 7/08/25	75,000	75,503
Ford Motor Co.,
8.50%, 4/21/23	75,000	84,000
9.00%, 4/22/25	100,000	122,125
9.63%, 4/22/30	50,000	70,125
4.75%, 1/15/43	25,000	25,209
5.29%, 12/08/46	25,000	26,322
Ford Motor Credit Co. LLC, 3.38%, 11/13/25	200,000	204,622
General Motors Financial Co., Inc.,
3.55%, 7/08/22	200,000	206,810
1.70%, 8/18/23	270,000	275,580
2.75%, 6/20/25	135,000	142,073

	Par(a)	Value

Auto Manufacturers (Continued)
Navistar International Corp., 6.63%, 11/01/25(b)	$50,000	$51,750
		1,313,069

Auto Parts & Equipment – 0.1%
Aptiv Corp., 4.15%, 3/15/24	75,000	81,730
Dana, Inc., 9/01/30(j)	15,000	15,150
Goodyear Tire & Rubber (The) Co., 5.25%, 4/30/31	25,000	25,192
Lear Corp., 3.80%, 9/15/27	145,000	159,435
Meritor, Inc., 4.50%, 12/15/28(b)	30,000	30,375
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/29(b)	15,000	15,518
Tenneco, Inc.,
7.88%, 1/15/29(b)	10,000	11,260
5.13%, 4/15/29(b)	15,000	14,887
		353,547

Banks – 1.9%
Bank of America Corp.,
4.13%, 1/22/24	200,000	218,938
(SOFR + 0.74%), 0.81%, 10/24/24(k)	135,000	135,253
4.00%, 1/22/25	100,000	110,067
(SOFR + 0.69%), 0.98%, 4/22/25(k)	240,000	240,643
(SOFR + 0.91%), 0.98%, 9/25/25(k)	40,000	39,965
(3M USD LIBOR + 0.81%), 3.37%, 1/23/26(k)	50,000	54,007
(SOFR + 1.15%), 1.32%, 6/19/26(k)	210,000	210,445
(SOFR + 1.22%), 2.65%, 3/11/32(k)	50,000	50,420
Bank of New York Mellon (The) Corp., 0.50%, 4/26/24	85,000	84,955
Citigroup, Inc.,
4.00%, 8/05/24	150,000	164,013
(SOFR + 0.69%), 0.78%, 10/30/24(k)	450,000	450,203
(SOFR + 0.67%), 0.98%, 5/01/25(k)	85,000	85,252
(3M USD LIBOR + 1.15%), 3.52%, 10/27/28(k)	50,000	54,377
(SOFR + 1.42%), 2.98%, 11/05/30(k)	110,000	114,617
Fifth Third Bancorp, 3.65%, 1/25/24	50,000	53,874
Freedom Mortgage Corp., 7.63%, 5/01/26(b)	60,000	62,550

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Banks (Continued)
Goldman Sachs Group (The), Inc.,	$100,000	$109,268
4.00%, 3/03/24
(3M USD LIBOR + 1.20%), 3.27%, 9/29/25(k)	150,000	161,116
(SOFR + 0.61%), 0.86%, 2/12/26(k)	90,000	89,227
3.50%, 11/16/26	50,000	54,570
(SOFR + 0.79%), 1.09%, 12/09/26(k)	450,000	443,598
(SOFR + 0.80%), 1.43%, 3/09/27(k)	110,000	109,570
(3M USD LIBOR + 1.16%), 3.81%, 4/23/29(k)	50,000	55,243
3.80%, 3/15/30	50,000	55,532
(SOFR + 1.09%), 1.99%, 1/27/32(k)	115,000	109,230
(SOFR + 1.28%), 2.62%, 4/22/32(k)	10,000	10,049
JPMorgan Chase & Co.,
(SOFR + 1.59%), 2.01%, 3/13/26(k)	100,000	103,159
(SOFR + 0.80%), 1.05%, 11/19/26(k)	180,000	177,336
(SOFR + 0.70%), 1.04%, 2/04/27(k)	205,000	201,126
(SOFR + 0.89%), 1.58%, 4/22/27(k)	58,000	58,255
(3M USD LIBOR + 1.38%), 3.54%, 5/01/28(k)	50,000	54,718
(SOFR + 1.42%), 3.70%, 5/06/30(k)	20,000	22,004
(SOFR + 3.79%), 4.49%, 3/24/31(k)	190,000	220,213
(SOFR + 2.52%), 2.96%, 5/13/31(k)	190,000	195,180
Morgan Stanley,
4.10%, 5/22/23	25,000	26,749
(SOFR + 0.46%), 0.53%, 1/25/24(k)	205,000	204,877
(3M USD LIBOR + 0.85%), 3.74%, 4/24/24(k)	160,000	169,873
3.70%, 10/23/24	50,000	54,692
(SOFR + 0.75%), 0.86%, 10/21/25(k)	130,000	129,828
(SOFR + 1.99%), 2.19%, 4/28/26(k)	100,000	103,980
(SOFR + 0.72%), 0.99%, 12/10/26(k)	360,000	353,310
(SOFR + 0.88%), 1.59%, 5/04/27(k)	70,000	70,335
(3M USD LIBOR + 1.63%), 4.43%, 1/23/30(k)	50,000	57,655
(SOFR + 3.12%), 3.62%, 4/01/31(k)	270,000	295,672

	Par(a)	Value

Banks (Continued)
Santander Holdings USA, Inc., 3.45%, 6/02/25	$40,000	$42,890
SVB Financial Group, 1.80%, 2/02/31	70,000	65,144
Truist Financial Corp., 4.00%, 5/01/25	50,000	55,594
Wells Fargo & Co., (SOFR + 1.09%), 2.41%, 10/30/25(k)	50,000	52,294
		6,041,866

Biotechnology – 0.0%(e)
Emergent BioSolutions, Inc., 3.88%, 8/15/28(b)	20,000	18,750
Royalty Pharma PLC,
0.75%, 9/02/23(b)	10,000	9,998
1.20%, 9/02/25(b)	5,000	4,946
		33,694

Building Materials – 0.2%
Boise Cascade Co., 4.88%, 7/01/30(b)	60,000	63,600
Builders FirstSource, Inc., 5.00%, 3/01/30(b)	50,000	53,062
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 7/15/25(b)	100,000	108,000
Griffon Corp., 5.75%, 3/01/28	25,000	26,688
Louisiana-Pacific Corp., 3.63%, 3/15/29(b)	300,000	300,750
Masonite International Corp., 5.75%, 9/15/26(b)	100,000	103,750
PGT Innovations, Inc., 6.75%, 8/01/26(b)	50,000	52,812
Standard Industries, Inc., 3.38%, 1/15/31(b)	50,000	46,866
U.S. Concrete, Inc., 5.13%, 3/01/29(b)	15,000	15,488
		771,016

Chemicals – 0.4%
Air Products and Chemicals, Inc., 1.85%, 5/15/27	110,000	112,338
Chemours (The) Co.,
5.38%, 5/15/27	50,000	53,625
5.75%, 11/15/28(b)	65,000	69,051
DuPont de Nemours, Inc., 2.17%, 5/01/23	100,000	100,368
Element Solutions, Inc., 3.88%, 9/01/28(b)	75,000	74,812

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Chemicals (Continued)
Huntsman International LLC, 5.13%, 11/15/22	$120,000	$126,538
Ingevity Corp., 3.88%, 11/01/28(b)	45,000	44,824
Minerals Technologies, Inc., 5.00%, 7/01/28(b)	50,000	52,425
Olin Corp., 9.50%, 6/01/25(b)	50,000	62,687
PPG Industries, Inc., 1.20%, 3/15/26	65,000	64,514
Rayonier AM Products, Inc., 7.63%, 1/15/26(b)	55,000	58,437
SCIH Salt Holdings, Inc.,
4.88%, 5/01/28(b)	80,000	79,800
6.63%, 5/01/29(b)	10,000	9,838
Sherwin-Williams (The) Co.,
3.13%, 6/01/24	160,000	171,398
2.95%, 8/15/29	90,000	94,773
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
5.38%, 9/01/25(b)	19,000	19,382
5.13%, 4/01/29(b)	15,000	15,225
Tronox, Inc., 4.63%, 3/15/29(b)	10,000	10,213
W.R. Grace & Co.-Conn., 5.63%, 10/01/24(b)	50,000	55,562
		1,275,810

Commercial Services – 0.4%
ADT Security (The) Corp., 4.88%, 7/15/32(b)	25,000	26,167
Adtalem Global Education, Inc., 5.50%, 3/01/28(b)	150,000	150,375
AMN Healthcare, Inc., 4.63%, 10/01/27(b)	15,000	15,487
APX Group, Inc., 6.75%, 2/15/27(b)	50,000	53,766
ASGN, Inc., 4.63%, 5/15/28(b)	100,000	104,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 3/01/29(b)	5,000	5,206
Cintas Corp. No. 2, 3.70%, 4/01/27	21,000	23,472
CPI CG, Inc., 8.63%, 3/15/26(b)	10,000	10,438
Gartner, Inc.,
4.50%, 7/01/28(b)	30,000	31,538
3.75%, 10/01/30(b)	40,000	40,100

	Par(a)	Value

Commercial Services (Continued)
Global Payments, Inc., 1.20%, 3/01/26	$100,000	$98,922
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 2/01/26(b)	10,000	10,325
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b)	55,000	54,235
PayPal Holdings, Inc., 2.40%, 10/01/24	200,000	210,869
Prime Security Services Borrower LLC/Prime Finance, Inc.,
5.75%, 4/15/26(b)	50,000	54,691
3.38%, 8/31/27(b)	10,000	9,663
6.25%, 1/15/28(b)	50,000	52,250
Rent-A-Center, Inc., 6.38%, 2/15/29(b)	105,000	113,870
S&P Global, Inc., 1.25%, 8/15/30	110,000	101,586
Service Corp. International, 3.38%, 8/15/30	15,000	14,513
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)	10,000	10,425
United Rentals North America, Inc., 3.88%, 2/15/31	40,000	40,255
		1,232,153

Computers – 0.4%
Austin BidCo, Inc., 7.13%, 12/15/28(b)	15,000	15,225
Booz Allen Hamilton, Inc., 3.88%, 9/01/28(b)	10,000	9,975
Crowdstrike Holdings, Inc., 3.00%, 2/15/29	10,000	9,911
Dell International LLC/EMC Corp., 5.85%, 7/15/25(b)	475,000	556,945
Dell, Inc., 6.50%, 4/15/38	50,000	62,750
Hewlett Packard Enterprise Co., 4.45%, 10/02/23	200,000	217,064
HP, Inc., 2.20%, 6/17/25	70,000	72,815
NetApp, Inc., 1.88%, 6/22/25	20,000	20,532
Unisys Corp., 6.88%, 11/01/27(b)	145,000	159,138
		1,124,355

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Cosmetics/Personal Care – 0.0%(e)
Coty, Inc., 5.00%, 4/15/26(b)	$50,000	$50,595
Edgewell Personal Care Co., 5.50%, 6/01/28(b)	50,000	53,125
		103,720

Distribution/Wholesale – 0.1%
American Builders & Contractors Supply Co., Inc., 11/15/29(b)(j)	60,000	59,883
Avient Corp., 5.75%, 5/15/25(b)	100,000	105,494
G-III Apparel Group Ltd., 7.88%, 8/15/25(b)	200,000	216,000
H&E Equipment Services, Inc., 3.88%, 12/15/28(b)	70,000	68,338
		449,715

Diversified Financial Services – 0.6%
Air Lease Corp.,
3.05%, 1/15/22	50,000	51,047
3.38%, 7/01/25	55,000	58,913
2.88%, 1/15/26	45,000	46,866
Ally Financial, Inc.,
3.05%, 6/05/23	30,000	31,337
1.45%, 10/02/23	25,000	25,401
5.75%, 11/20/25	50,000	57,295
American Express Co.,
2.50%, 7/30/24	50,000	53,074
4.20%, 11/06/25	50,000	56,732
Ameriprise Financial, Inc., 3.00%, 4/02/25	100,000	107,026
Capital One Bank USA N.A., (SOFR + 0.62%), 2.01%, 1/27/23(k)	250,000	252,839
Charles Schwab (The) Corp., 0.75%, 3/18/24	30,000	30,197
Credit Acceptance Corp., 6.63%, 3/15/26	100,000	105,620
Curo Group Holdings Corp., 8.25%, 9/01/25(b)	50,000	51,209
Intercontinental Exchange, Inc.,
4.00%, 10/15/23	50,000	54,125
3.75%, 9/21/28	100,000	110,993
LPL Holdings, Inc., 4.63%, 11/15/27(b)	100,000	104,250
Mastercard, Inc., 1.90%, 3/15/31	222,000	220,426
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(b)	100,000	104,500

	Par(a)	Value

Diversified Financial Services (Continued)
Nationstar Mortgage Holdings, Inc.,
5.50%, 8/15/28(b)	$25,000	$25,250
5.13%, 12/15/30(b)	80,000	79,173
Navient Corp., 7.25%, 9/25/23	75,000	81,563
NFP Corp., 6.88%, 8/15/28(b)	75,000	78,656
OneMain Finance Corp.,
6.88%, 3/15/25	25,000	28,406
8.88%, 6/01/25	100,000	110,625
PennyMac Financial Services, Inc., 5.38%, 10/15/25(b)	60,000	63,225
SLM Corp., 4.20%, 10/29/25	50,000	52,500
Visa, Inc., 1.90%, 4/15/27	50,000	51,675
		2,092,923

Electric – 0.6%
AEP Texas, Inc., 3.95%, 6/01/28	50,000	55,796
Berkshire Hathaway Energy Co.,
4.05%, 4/15/25	100,000	111,413
1.65%, 5/15/31	25,000	23,601
Calpine Corp.,
4.63%, 2/01/29(b)	25,000	24,625
3.75%, 3/01/31(b)	50,000	47,743
Clearway Energy Operating LLC, 5.00%, 9/15/26	100,000	103,250
Dominion Energy, Inc., 3.38%, 4/01/30	50,000	53,855
DPL, Inc., 4.35%, 4/15/29	100,000	108,442
DTE Energy Co., 1.05%, 6/01/25	55,000	54,796
Duke Energy Corp.,
3.75%, 4/15/24	30,000	32,456
3.40%, 6/15/29	50,000	53,875
Entergy Louisiana LLC, 1.60%, 12/15/30	90,000	84,976
Eversource Energy, 2.90%, 10/01/24	50,000	53,223
Exelon Generation Co. LLC, 3.25%, 6/01/25	50,000	53,758
National Rural Utilities Cooperative Finance Corp.,
1.00%, 6/15/26	85,000	83,323
2.40%, 3/15/30	100,000	100,973
NextEra Energy Capital Holdings, Inc., 0.65%, 3/01/23	105,000	105,331

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Electric (Continued)
NextEra Energy Capital Holdings, Inc., 2.75%, 5/01/25	$100,000	$106,617
NextEra Energy Operating Partners L.P., 4.50%, 9/15/27(b)	50,000	53,976
NRG Energy, Inc., 3.63%, 2/15/31(b)	70,000	68,579
Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(b)	40,000	40,500
PG&E Corp., 5.25%, 7/01/30	100,000	106,750
Public Service Enterprise Group, Inc., 1.60%, 8/15/30	10,000	9,289
Southern California Edison Co., 2.95%, 2/01/51	6,000	5,442
Terraform Global Operating LLC, 6.13%, 3/01/26(b)	125,000	128,125
Union Electric Co., 2.95%, 3/15/30	100,000	105,811
Vistra Operations Co. LLC, 5.00%, 7/31/27(b)	50,000	51,802
		1,828,327

Electrical Component & Equipment – 0.0%(e)
Energizer Holdings, Inc., 4.75%, 6/15/28(b)	35,000	35,787

Electronics – 0.1%
Agilent Technologies, Inc., 2.30%, 3/12/31	30,000	29,510
Imola Merger Corp., 4.75%, 5/15/29(b)	50,000	51,935
Jabil, Inc., 1.70%, 4/15/26	65,000	65,109
Sensata Technologies, Inc., 4.38%, 2/15/30(b)	25,000	26,138
		172,692

Energy - Alternate Sources – 0.1%
Enviva Partners Finance Corp., 6.50%, 1/15/26(b)	200,000	209,750

Engineering & Construction – 0.2%
Arcosa, Inc., 4.38%, 4/15/29(b)	10,000	10,227
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/01/26(b)	305,000	320,971
Fluor Corp., 4.25%, 9/15/28	100,000	102,980

	Par(a)	Value

Engineering & Construction (Continued)
MasTec, Inc., 4.50%, 8/15/28(b)	$40,000	$41,700
PowerTeam Services LLC, 9.03%, 12/04/25(b)	20,000	22,175
Tutor Perini Corp., 6.88%, 5/01/25(b)	100,000	103,250
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 9/15/28(b)	15,000	15,488
		616,791

Entertainment – 0.2%
Boyne U.S.A, Inc., 4.75%, 5/15/29(b)	10,000	10,275
Caesars Entertainment, Inc., 6.25%, 7/01/25(b)	55,000	58,476
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 7/01/25(b)	10,000	10,528
Churchill Downs, Inc., 4.75%, 1/15/28(b)	15,000	15,412
International Game Technology PLC, 5.25%, 1/15/29(b)	200,000	212,075
Lions Gate Capital Holdings LLC, 5.50%, 4/15/29(b)	15,000	15,038
Midwest Gaming Borrower LLC, 4.88%, 5/01/29(b)	10,000	9,997
Mohegan Gaming & Entertainment, 8.00%, 2/01/26(b)	90,000	91,350
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)	40,000	42,540
Scientific Games International, Inc., 8.63%, 7/01/25(b)	45,000	49,216
Six Flags Theme Parks, Inc., 7.00%, 7/01/25(b)	100,000	108,037
Vail Resorts, Inc., 6.25%, 5/15/25(b)	100,000	106,125
WMG Acquisition Corp., 3.00%, 2/15/31(b)	55,000	51,631
		780,700

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Environmental Control – 0.0%(e)
Stericycle, Inc., 3.88%, 1/15/29(b)	$35,000	$34,913
Waste Connections, Inc., 2.60%, 2/01/30	5,000	5,105
		40,018

Food – 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC,
4.63%, 1/15/27(b)	50,000	52,000
3.50%, 3/15/29(b)	30,000	28,800
Campbell Soup Co., 3.95%, 3/15/25	100,000	110,019
Chobani LLC/Chobani Finance Corp., Inc., 4.63%, 11/15/28(b)	30,000	30,900
Conagra Brands, Inc., 4.60%, 11/01/25	30,000	34,309
General Mills, Inc., 4.00%, 4/17/25	30,000	33,233
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(b)	25,000	27,500
Kraft Heinz Foods Co.,
3.95%, 7/15/25	50,000	55,374
3.88%, 5/15/27	50,000	54,452
4.25%, 3/01/31	100,000	110,268
5.20%, 7/15/45	50,000	59,156
4.38%, 6/01/46	100,000	107,170
5.50%, 6/01/50	50,000	62,118
Simmons Foods, Inc., 4.63%, 3/01/29(b)	20,000	20,154
U.S. Foods, Inc., 4.75%, 2/15/29(b)	20,000	20,175
United Natural Foods, Inc., 6.75%, 10/15/28(b)	20,000	21,550
		827,178

Forest Products & Paper – 0.0%(e)
Clearwater Paper Corp., 4.75%, 8/15/28(b)	30,000	30,227
Resolute Forest Products, Inc., 4.88%, 3/01/26(b)	20,000	20,400
		50,627

Gas – 0.1%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.75%, 5/20/27	25,000	27,955

	Par(a)	Value

Gas (Continued)
NiSource, Inc., 0.95%, 8/15/25	$100,000	$98,826
Southern California Gas Co., 2.55%, 2/01/30	30,000	30,681
		157,462

Healthcare - Products – 0.2%
Hologic, Inc.,
4.63%, 2/01/28(b)	50,000	52,750
3.25%, 2/15/29(b)	60,000	58,950
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A., 7.25%, 2/01/28(b)	30,000	32,910
Teleflex, Inc., 4.88%, 6/01/26	100,000	102,520
Thermo Fisher Scientific, Inc.,
4.13%, 3/25/25	130,000	144,711
4.50%, 3/25/30	75,000	87,895
Zimmer Biomet Holdings, Inc., 3.70%, 3/19/23	240,000	253,581
		733,317

Healthcare - Services – 0.5%
Akumin, Inc., 7.00%, 11/01/25(b)	20,000	20,850
Anthem, Inc., 0.45%, 3/15/23	130,000	130,191
Catalent Pharma Solutions, Inc., 3.13%, 2/15/29(b)	25,000	24,187
Charles River Laboratories International, Inc., 4.25%, 5/01/28(b)	100,000	104,132
CHS/Community Health Systems, Inc.,
8.00%, 3/15/26(b)	50,000	53,875
5.63%, 3/15/27(b)	25,000	26,500
6.00%, 1/15/29(b)	15,000	15,790
6.88%, 4/15/29(b)	5,000	5,225
4.75%, 2/15/31(b)	10,000	9,925
DaVita, Inc.,
4.63%, 6/01/30(b)	100,000	101,250
3.75%, 2/15/31(b)	30,000	28,500
HCA, Inc.,
5.25%, 4/15/25	115,000	132,192
4.13%, 6/15/29	185,000	205,622
Humana, Inc.,
3.85%, 10/01/24	10,000	10,913
4.50%, 4/01/25	125,000	140,729
LifePoint Health, Inc., 5.38%, 1/15/29(b)	30,000	30,006

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Healthcare - Services (Continued)
Magellan Health, Inc., 4.90%, 9/22/24	$50,000	$54,500
ModivCare, Inc., 5.88%, 11/15/25(b)	35,000	37,187
Molina Healthcare, Inc.,
4.38%, 6/15/28(b)	200,000	205,500
3.88%, 11/15/30(b)	50,000	51,500
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)	30,000	32,270
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)	15,000	15,614
Select Medical Corp., 6.25%, 8/15/26(b)	100,000	106,323
Syneos Health, Inc., 3.63%, 1/15/29(b)	15,000	14,663
Tenet Healthcare Corp., 6.13%, 10/01/28(b)	65,000	68,575
UnitedHealth Group, Inc., 2.00%, 5/15/30	25,000	24,727
US Acute Care Solutions LLC, 6.38%, 3/01/26(b)	5,000	5,220
		1,655,966

Home Builders – 0.3%
Century Communities, Inc.,
5.88%, 7/15/25	100,000	103,500
6.75%, 6/01/27	100,000	107,602
Forestar Group, Inc., 3.85%, 5/15/26(b)	20,000	20,209
M/I Homes, Inc., 4.95%, 2/01/28	25,000	26,289
Meritage Homes Corp., 5.13%, 6/06/27	100,000	112,000
NVR, Inc., 3.00%, 5/15/30	45,000	46,878
Shea Homes L.P./Shea
Homes Funding Corp., 4.75%, 4/01/29(b)	50,000	50,523
Tri Pointe Homes, Inc., 5.70%, 6/15/28	50,000	55,513
Williams Scotsman International, Inc., 4.63%, 8/15/28(b)	365,000	372,362
Winnebago Industries, Inc., 6.25%, 7/15/28(b)	10,000	10,840
		905,716

Household Products/Wares – 0.0%(e)
Central Garden & Pet Co., 4.13%, 4/30/31(b)	35,000	34,825
Spectrum Brands, Inc., 3.88%, 3/15/31(b)	55,000	53,900
		88,725

	Par(a)	Value

Housewares – 0.0%(e)
Newell Brands, Inc., 4.70%, 4/01/26	$100,000	$111,500

Insurance – 0.3%
Aflac, Inc.,
1.13%, 3/15/26	180,000	179,209
3.60%, 4/01/30	95,000	105,087
Aon Corp., 2.80%, 5/15/30	20,000	20,639
AssuredPartners, Inc., 5.63%, 1/15/29(b)	15,000	15,206
Berkshire Hathaway, Inc., 3.13%, 3/15/26	95,000	104,031
Marsh & McLennan Cos., Inc.,
3.88%, 3/15/24	200,000	217,925
4.38%, 3/15/29	50,000	57,890
2.25%, 11/15/30	50,000	49,724
MGIC Investment Corp., 5.25%, 8/15/28	50,000	52,750
Radian Group, Inc., 6.63%, 3/15/25	100,000	113,125
		915,586

Internet – 0.4%
Arches Buyer, Inc., 4.25%, 6/01/28(b)	15,000	14,944
Booking Holdings, Inc., 4.63%, 4/13/30	23,000	26,957
eBay, Inc., 1.90%, 3/11/25	210,000	216,934
Endure Digital, Inc., 6.00%, 2/15/29(b)	45,000	43,088
Expedia Group, Inc., 3.60%, 12/15/23(b)	70,000	74,597
GrubHub Holdings, Inc., 5.50%, 7/01/27(b)	100,000	105,136
Match Group Holdings II LLC, 4.13%, 8/01/30(b)	75,000	75,281
Netflix, Inc.,
3.63%, 6/15/25(b)	100,000	107,532
5.88%, 11/15/28	50,000	60,836
6.38%, 5/15/29	75,000	94,125
5.38%, 11/15/29(b)	75,000	89,062
TripAdvisor, Inc., 7.00%, 7/15/25(b)	5,000	5,400
Uber Technologies, Inc.,
7.50%, 5/15/25(b)	75,000	81,094
8.00%, 11/01/26(b)	200,000	216,440
6.25%, 1/15/28(b)	25,000	27,160
VeriSign, Inc., 4.75%, 7/15/27	100,000	106,484
		1,345,070

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Investment Companies – 0.0%(e)
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(b)	$40,000	$42,200
Golub Capital BDC, Inc., 2.50%, 8/24/26	35,000	34,757
		76,957

Investment Management Companies – 0.2%
Ares Capital Corp.,
3.63%, 1/19/22	60,000	61,119
4.25%, 3/01/25	100,000	108,289
3.88%, 1/15/26	172,000	183,554
2.15%, 7/15/26	88,000	86,822
Goldman Sachs BDC, Inc., 2.88%, 1/15/26	95,000	98,314
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.38%, 2/01/29(b)	60,000	58,195
Owl Rock Capital Corp., 3.40%, 7/15/26	20,000	20,740
		617,033

Iron/Steel – 0.1%
Big River Steel LLC/BRS Finance Corp., 6.63%, 1/31/29(b)	30,000	32,400
Cleveland-Cliffs, Inc.,
5.88%, 6/01/27	50,000	52,437
4.63%, 3/01/29(b)	15,000	15,281
4.88%, 3/01/31(b)	35,000	35,613
Commercial Metals Co., 5.38%, 7/15/27	100,000	106,000
Reliance Steel & Aluminum Co., 1.30%, 8/15/25	40,000	40,045
United States Steel Corp., 6.88%, 3/01/29	30,000	31,313
		313,089

Leisure Time – 0.1%
Carnival Corp.,
11.50%, 4/01/23(b)	30,000	34,476
7.63%, 3/01/26(b)	10,000	10,950
9.88%, 8/01/27(b)	30,000	35,250
Life Time, Inc., 5.75%, 1/15/26(b)	5,000	5,163
Royal Caribbean Cruises Ltd.,
9.13%, 6/15/23(b)(f)	50,000	55,198
11.50%, 6/01/25(b)(f)	25,000	28,961
Vista Outdoor, Inc., 4.50%, 3/15/29(b)	140,000	139,913
		309,911

	Par(a)	Value

Lodging – 0.1%
Full House Resorts, Inc., 8.25%, 2/15/28(b)	$10,000	$10,750
Hilton Domestic Operating Co., Inc., 4.00%, 5/01/31(b)	50,000	50,500
Las Vegas Sands Corp.,
3.20%, 8/08/24	20,000	20,977
3.90%, 8/08/29	5,000	5,215
Marriott International, Inc., 5.75%, 5/01/25	80,000	92,091
		179,533

Machinery - Construction & Mining – 0.2%
BWX Technologies, Inc., 4.13%, 6/30/28(b)	115,000	117,013
Caterpillar Financial Services Corp., 0.80%, 11/13/25	160,000	158,570
Terex Corp., 5.00%, 5/15/29(b)	250,000	260,000
		535,583

Machinery - Diversified – 0.0%(e)
GrafTech Finance, Inc., 4.63%, 12/15/28(b)	110,000	113,095

Media – 0.5%
AMC Networks, Inc., 4.25%, 2/15/29	45,000	44,437
Beasley Mezzanine Holdings LLC, 8.63%, 2/01/26(b)	5,000	5,075
Cable One, Inc., 4.00%, 11/15/30(b)	10,000	9,850
CCO Holdings LLC/CCO Holdings Capital Corp.,
4.75%, 3/01/30(b)	200,000	208,750
4.50%, 5/01/32(b)	100,000	101,000
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 7/23/22	200,000	208,074
DISH DBS Corp.,
5.88%, 11/15/24	100,000	108,186
7.75%, 7/01/26	50,000	57,625
7.38%, 7/01/28	20,000	21,599
GCI LLC, 4.75%, 10/15/28(b)	20,000	20,600
News Corp., 3.88%, 5/15/29(b)	25,000	25,493
Nexstar Broadcasting, Inc., 5.63%, 7/15/27(b)	100,000	105,625

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Media (Continued)
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 9/15/26(b)	$25,000	$25,437
Scripps Escrow II, Inc.,
3.88%, 1/15/29(b)	20,000	19,877
5.38%, 1/15/31(b)	25,000	25,344
Scripps Escrow, Inc., 5.88%, 7/15/27(b)	75,000	78,916
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)	15,000	14,625
Sirius XM Radio, Inc., 4.13%, 7/01/30(b)	115,000	115,000
TEGNA, Inc.,
4.75%, 3/15/26(b)	55,000	58,492
5.00%, 9/15/29	200,000	207,500
Townsquare Media, Inc., 6.88%, 2/01/26(b)	15,000	15,638
		1,477,143

Mining – 0.1%
Arconic Corp., 6.13%, 2/15/28(b)	75,000	79,687
Freeport-McMoRan, Inc., 4.38%, 8/01/28	80,000	85,300
5.45%, 3/15/43	50,000	61,048
Joseph T Ryerson & Son, Inc., 8.50%, 8/01/28(b)	15,000	16,574
Kaiser Aluminum Corp., 6.50%, 5/01/25(b)	75,000	79,500
		322,109

Miscellaneous Manufacturing – 0.0%(e)
General Electric Co., 3.63%, 5/01/30	30,000	32,594
Hillenbrand, Inc., 5.75%, 6/15/25	25,000	26,781
		59,375

Office/Business Equipment – 0.0%(e)
Xerox Holdings Corp., 5.50%, 8/15/28(b)	25,000	26,125

Oil & Gas – 0.7%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 2/15/26(b)	10,000	10,631
Antero Resources Corp.,
8.38%, 7/15/26(b)	5,000	5,614
7.63%, 2/01/29(b)	110,000	119,289
Apache Corp., 4.63%, 11/15/25	25,000	26,406

	Par(a)	Value

Oil & Gas (Continued)
Apache Corp.,
4.88%, 11/15/27	$35,000	$36,943
4.25%, 1/15/30	50,000	50,178
5.10%, 9/01/40	25,000	25,628
4.75%, 4/15/43	25,000	24,825
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 8.25%, 12/31/28(b)	10,000	10,735
Chesapeake Energy Corp., 5.88%, 2/01/29(b)	5,000	5,388
Chevron Corp., 1.55%, 5/11/25	80,000	81,926
Chevron USA, Inc.,
3.85%, 1/15/28	30,000	33,855
3.25%, 10/15/29	20,000	21,689
CNX Resources Corp.,
7.25%, 3/14/27(b)	125,000	135,027
6.00%, 1/15/29(b)	40,000	42,692
Comstock Resources, Inc., 6.75%, 3/01/29(b)	35,000	35,753
Continental Resources, Inc., 4.38%, 1/15/28	75,000	81,563
CrownRock L.P./CrownRock Finance, Inc., 5.00%, 5/01/29(b)	10,000	10,238
CVR Energy, Inc., 5.25%, 2/15/25(b)	25,000	25,125
Diamondback Energy, Inc.,
0.90%, 3/24/23	30,000	30,012
3.13%, 3/24/31	25,000	25,250
EQT Corp.,
3.90%, 10/01/27	100,000	104,259
8.50%, 2/01/30	100,000	127,875
Exxon Mobil Corp., 2.99%, 3/19/25	80,000	86,130
Hess Corp., 4.30%, 4/01/27	50,000	55,462
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.00%, 2/01/31(b)	30,000	30,900
Indigo Natural Resources LLC, 5.38%, 2/01/29(b)	10,000	9,925
Murphy Oil Corp., 6.38%, 7/15/28	35,000	35,525
Northern Oil and Gas, Inc., 8.13%, 3/01/28(b)	65,000	66,802
Occidental Petroleum Corp.,
2.90%, 8/15/24	150,000	149,625
8.00%, 7/15/25	40,000	46,700
5.50%, 12/01/25	25,000	26,875

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Oil & Gas (Continued)
Occidental Petroleum Corp.,
8.50%, 7/15/27	$65,000	$79,056
6.38%, 9/01/28	45,000	50,400
3.50%, 8/15/29	75,000	71,625
6.13%, 1/01/31	25,000	27,813
6.45%, 9/15/36	25,000	28,406
4.40%, 4/15/46	50,000	44,000
Ovintiv Exploration, Inc., 5.38%, 1/01/26	50,000	56,018
Ovintiv, Inc., 6.50%, 8/15/34	50,000	63,782
Range Resources Corp.,
4.88%, 5/15/25	100,000	99,375
9.25%, 2/01/26	30,000	32,942
Southwestern Energy Co.,
7.50%, 4/01/26	100,000	105,770
7.75%, 10/01/27	75,000	80,620
8.38%, 9/15/28	15,000	16,481
Sunoco L.P./Sunoco Finance Corp., 4.50%, 5/15/29(b)	35,000	35,350
Talos Production, Inc., 12.00%, 1/15/26(b)	60,000	60,150
		2,430,633

Oil & Gas Services – 0.0%(e)
Archrock Partners L.P./Archrock Partners Finance Corp., 6.25%, 4/01/28(b)	50,000	52,270
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 4.49%, 5/01/30	50,000	57,645
Bristow Group, Inc., 6.88%, 3/01/28(b)	10,000	10,137
		120,052

Packaging & Containers – 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 4/30/25(b)	200,000	209,750
Ball Corp., 2.88%, 8/15/30	45,000	43,455
Berry Global, Inc., 4.50%, 2/15/26(b)	75,000	76,781
Graphic Packaging International LLC, 3.50%, 3/01/29(b)	10,000	9,905
Greif, Inc., 6.50%, 3/01/27(b)	50,000	52,872
Silgan Holdings, Inc., 4.75%, 3/15/25	100,000	101,543
		494,306

	Par(a)	Value

Pharmaceuticals – 0.4%
AbbVie, Inc.,
3.85%, 6/15/24	$100,000	$109,056
2.60%, 11/21/24	370,000	391,822
3.80%, 3/15/25	70,000	76,678
AdaptHealth LLC,
6.13%, 8/01/28(b)	30,000	31,500
4.63%, 8/01/29(b)	25,000	24,860
Bausch Health Cos., Inc., 5.25%, 2/15/31(b)	35,000	35,048
CVS Health Corp., 1.30%, 8/21/27	65,000	63,403
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 9/01/25(b)	100,000	108,750
Horizon Therapeutics USA, Inc., 5.50%, 8/01/27(b)	200,000	214,000
McKesson Corp., 0.90%, 12/03/25	75,000	73,924
Owens & Minor, Inc., 4.50%, 3/31/29(b)	20,000	20,196
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(b)	15,000	15,937
Par Pharmaceutical, Inc., 7.50%, 4/01/27(b)	100,000	105,250
Viatris, Inc, 1.65%, 6/22/25(b)	30,000	30,302
Zoetis, Inc., 2.00%, 5/15/30	100,000	97,047
		1,397,773

Pipelines – 0.6%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.75%, 3/01/27(b)	75,000	75,844
Cheniere Corpus Christi Holdings LLC,
5.88%, 3/31/25	255,000	291,861
3.70%, 11/15/29	40,000	42,551
Cheniere Energy Partners L.P., 5.63%, 10/01/26	50,000	52,125
Cheniere Energy, Inc., 4.63%, 10/15/28(b)	25,000	26,066
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, 2/01/29(b)	30,000	31,012
DCP Midstream Operating L.P., 5.60%, 4/01/44	25,000	25,643
Energy Transfer L.P., 4.05%, 3/15/25	50,000	54,141
EnLink Midstream LLC, 5.63%, 1/15/28(b)	25,000	25,844

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Pipelines (Continued)
EnLink Midstream LLC, 5.38%, 6/01/29	$25,000	$25,000
EnLink Midstream Partners L.P.,
4.85%, 7/15/26	50,000	50,500
5.45%, 6/01/47	25,000	21,063
EQM Midstream Partners L.P.,
4.13%, 12/01/26	100,000	101,000
6.50%, 7/01/27(b)	20,000	22,085
6.50%, 7/15/48	10,000	10,147
Genesis Energy L.P./Genesis Energy Finance Corp., 8.00%, 1/15/27	45,000	46,360
Global Partners L.P./GLP Finance Corp., 6.88%, 1/15/29	50,000	54,062
Harvest Midstream I L.P., 7.50%, 9/01/28(b)	35,000	37,712
Hess Midstream Operations L.P., 5.13%, 6/15/28(b)	75,000	77,625
MPLX L.P.,
4.88%, 12/01/24	12,000	13,453
2.65%, 8/15/30	20,000	19,749
New Fortress Energy, Inc.,
6.75%, 9/15/25(b)	115,000	118,989
6.50%, 9/30/26(b)	100,000	102,033
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 2/01/26(b)	70,000	73,325
NuStar Logistics L.P., 5.63%, 4/28/27	25,000	26,313
ONEOK, Inc., 2.75%, 9/01/24	50,000	52,560
Sabine Pass Liquefaction LLC,
5.63%, 4/15/23	100,000	108,182
4.50%, 5/15/30	20,000	22,525
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, 1/15/28(b)	100,000	98,750
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.50%, 3/01/30	25,000	27,040
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	30,000	31,636
Western Midstream Operating L.P., 4.65%, 7/01/26	50,000	53,531

	Par(a)	Value

Pipelines (Continued)
Western Midstream Operating L.P.,
4.75%, 8/15/28	$25,000	$26,865
5.30%, 2/01/30	75,000	81,844
5.50%, 8/15/48	25,000	25,500
Williams (The) Cos., Inc., 3.60%, 3/15/22	40,000	40,884
		1,993,820

Real Estate – 0.0%(e)
Howard Hughes (The) Corp., 4.38%, 2/01/31(b)	15,000	14,850
Kennedy-Wilson, Inc., 5.00%, 3/01/31	45,000	46,570
Realogy Group LLC/Realogy Co-Issuer Corp.,
7.63%, 6/15/25(b)	20,000	21,850
5.75%, 1/15/29(b)	25,000	25,938
		109,208

Real Estate Investment Trusts – 0.8%
American Tower Corp.,
0.60%, 1/15/24	135,000	134,971
5.00%, 2/15/24	80,000	88,973
Camden Property Trust, 3.15%, 7/01/29	50,000	53,271
Crown Castle International Corp.,
3.20%, 9/01/24	30,000	32,146
1.35%, 7/15/25	200,000	200,949
Digital Realty Trust L.P., 4.75%, 10/01/25	80,000	91,133
Diversified Healthcare Trust, 9.75%, 6/15/25	100,000	112,000
Equinix, Inc.,
2.63%, 11/18/24	80,000	84,314
1.25%, 7/15/25	200,000	199,744
Essex Portfolio L.P., 1.70%, 3/01/28	230,000	222,913
Federal Realty Investment Trust, 3.95%, 1/15/24	50,000	54,130
GLP Capital L.P./GLP Financing II, Inc., 4.00%, 1/15/31	75,000	79,092
HAT Holdings I LLC/HAT Holdings II LLC, 3.75%, 9/15/30(b)	35,000	33,600
Iron Mountain, Inc.,
5.00%, 7/15/28(b)	75,000	77,625
4.88%, 9/15/29(b)	75,000	76,389
5.25%, 7/15/30(b)	40,000	41,550
4.50%, 2/15/31(b)	30,000	29,918

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Real Estate Investment Trusts (Continued)
Iron Mountain, Inc., 5.63%, 7/15/32(b)	$50,000	$52,722
iStar, Inc., 4.25%, 8/01/25	100,000	101,340
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 5.75%, 2/01/27	100,000	111,531
MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 3/15/31	35,000	34,920
New Residential Investment Corp., 6.25%, 10/15/25(b)	25,000	25,378
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.88%, 10/01/28(b)	110,000	116,737
Public Storage, 3.39%, 5/01/29	25,000	27,448
RHP Hotel Properties L.P./RHP Finance Corp., 4.50%, 2/15/29(b)	80,000	79,174
SBA Communications Corp., 3.13%, 2/01/29(b)	10,000	9,580
Service Properties Trust,
7.50%, 9/15/25	50,000	56,671
4.38%, 2/15/30	75,000	69,750
Simon Property Group L.P., 3.50%, 9/01/25	65,000	71,002
Starwood Property Trust, Inc.,
5.50%, 11/01/23(b)	35,000	36,750
4.75%, 3/15/25	50,000	52,064
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 2/15/25(b)	50,000	53,875
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC,
4.75%, 4/15/28(b)	40,000	39,850
6.50%, 2/15/29(b)	20,000	19,881
VICI Properties L.P./VICI Note Co., Inc., 4.13%, 8/15/30(b)	50,000	50,781
Welltower, Inc., 4.00%, 6/01/25	25,000	27,710
XHR L.P., 6.38%, 8/15/25(b)	30,000	31,763
		2,681,645

	Par(a)	Value

Retail – 0.4%
Abercrombie & Fitch Management Co., 8.75%, 7/15/25(b)	$225,000	$249,469
Asbury Automotive Group, Inc., 4.75%, 3/01/30	35,000	36,575
BCPE Ulysses Intermediate, Inc., 7.75%, 4/01/27(b)(i)	15,000	15,451
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)	300,000	306,879
Foundation Building Materials, Inc., 6.00%, 3/01/29(b)	15,000	14,881
Gap (The), Inc.,
8.63%, 5/15/25(b)	50,000	55,335
8.88%, 5/15/27(b)	50,000	58,375
Group 1 Automotive, Inc., 4.00%, 8/15/28(b)	20,000	19,975
GYP Holdings III Corp., 4.63%, 5/01/29(b)	15,000	15,022
L Brands, Inc.,
5.25%, 2/01/28	25,000	27,406
6.63%, 10/01/30(b)	35,000	40,336
LBM Acquisition LLC, 6.25%, 1/15/29(b)	20,000	20,500
Lithia Motors, Inc.,
5.25%, 8/01/25(b)	50,000	51,625
4.38%, 1/15/31(b)	15,000	15,787
Lowe’s Cos., Inc., 4.00%, 4/15/25	45,000	49,924
Macy’s Retail Holdings LLC, 5.88%, 4/01/29(b)	5,000	5,131
Macy’s, Inc., 8.38%, 6/15/25(b)	25,000	27,581
Magic Mergeco, Inc., 5.25%, 5/01/28(b)	20,000	20,250
Murphy Oil USA, Inc., 3.75%, 2/15/31(b)	25,000	24,625
Park River Holdings, Inc., 5.63%, 2/01/29(b)	20,000	19,475
QVC, Inc., 4.38%, 9/01/28	90,000	92,118
Ross Stores, Inc., 4.70%, 4/15/27	2,000	2,304
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 9/30/26(b)	10,000	10,538
White Cap Buyer LLC, 6.88%, 10/15/28(b)	10,000	10,613
Yum! Brands, Inc., 4.75%, 1/15/30(b)	50,000	53,500
		1,243,675

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Semiconductors – 0.3%
Amkor Technology, Inc., 6.63%, 9/15/27(b)	$100,000	$107,637
Broadcom, Inc.,
4.70%, 4/15/25	225,000	253,801
4.25%, 4/15/26	100,000	111,606
4.30%, 11/15/32	50,000	55,186
Entegris, Inc., 3.63%, 5/01/29(b)	30,000	30,450
Intel Corp., 3.75%, 3/25/27	100,000	112,308
Microchip Technology, Inc., 4.25%, 9/01/25(b)	100,000	105,018
Micron Technology, Inc., 4.64%, 2/06/24	86,000	94,672
Qorvo, Inc., 4.38%, 10/15/29	100,000	108,677
		979,355

Software – 0.4%
Black Knight InfoServ LLC, 3.63%, 9/01/28(b)	100,000	97,750
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 1/31/26(b)	20,000	20,950
Camelot Finance S.A., 4.50%, 11/01/26(b)	50,000	51,750
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 3/01/25(b)	100,000	101,625
Citrix Systems, Inc., 1.25%, 3/01/26	130,000	128,846
Fidelity National Information Services, Inc., 1.15%, 3/01/26	25,000	24,750
Intuit, Inc.,
1.35%, 7/15/27	60,000	59,291
1.65%, 7/15/30	45,000	43,312
J2 Global, Inc., 4.63%, 10/15/30(b)	145,000	148,432
MSCI, Inc., 3.88%, 2/15/31(b)	100,000	102,477
Nuance Communications, Inc., 5.63%, 12/15/26	125,000	131,250
Oracle Corp., 1.65%, 3/25/26	180,000	181,805
Rackspace Technology Global, Inc., 5.38%, 12/01/28(b)	20,000	20,418
Roper Technologies, Inc., 1.00%, 9/15/25	45,000	44,629

	Par(a)	Value

Software (Continued)
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 9/01/25(b)	$115,000	$119,025
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 2/01/29(b)	5,000	4,938
		1,281,248

Telecommunications – 0.6%
AT&T, Inc., 1.70%, 3/25/26	295,000	296,379
Avaya, Inc., 6.13%, 9/15/28(b)	15,000	15,938
Cincinnati Bell, Inc., 7.00%, 7/15/24(b)	75,000	77,437
Consolidated Communications, Inc., 6.50%, 10/01/28(b)	15,000	16,160
Embarq Corp., 8.00%, 6/01/36	25,000	29,110
Frontier Communications Corp.,
5.88%, 10/15/27(b)	10,000	10,625
5.00%, 5/01/28(b)	10,000	10,213
HC2 Holdings, Inc., 8.50%, 2/01/26(b)	20,000	19,725
Level 3 Financing, Inc., 3.63%, 1/15/29(b)	100,000	96,875
LogMeIn, Inc., 5.50%, 9/01/27(b)	30,000	31,268
Lumen Technologies, Inc., 4.50%, 1/15/29(b)	50,000	49,250
Motorola Solutions, Inc., 4.60%, 5/23/29	30,000	34,476
Plantronics, Inc., 4.75%, 3/01/29(b)	65,000	64,025
QualityTech L.P./QTS Finance Corp., 3.88%, 10/01/28(b)	45,000	45,394
Sprint Capital Corp.,
6.88%, 11/15/28	50,000	63,001
8.75%, 3/15/32	75,000	111,187
Sprint Corp., 7.13%, 6/15/24	100,000	115,487
Switch Ltd., 3.75%, 9/15/28(b)	45,000	44,775
T-Mobile USA, Inc., 3.50%, 4/15/25(b)	425,000	460,861
Verizon Communications, Inc., 3.00%, 3/22/27	100,000	107,473
ViaSat, Inc.,
5.63%, 4/15/27(b)	100,000	104,750
6.50%, 7/15/28(b)	115,000	121,357

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Telecommunications (Continued)
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28(b)	$30,000	$31,275
		1,957,041

Transportation – 0.1%
Cargo Aircraft Management, Inc., 4.75%, 2/01/28(b)	10,000	10,240
United Parcel Service, Inc., 4.45%, 4/01/30	60,000	70,969
Watco Cos. LLC/Watco Finance Corp., 6.50%, 6/15/27(b)	15,000	15,975
XPO Logistics, Inc., 6.25%, 5/01/25(b)	50,000	53,560
		150,744

Trucking & Leasing – 0.1%
Fortress Transportation and Infrastructure Investors LLC,
6.50%, 10/01/25(b)	30,000	31,200
9.75%, 8/01/27(b)	320,000	369,600
		400,800

Total Corporate Bonds (Cost $45,502,301)		46,250,081

Foreign Issuer Bonds – 2.1%
Brazil – 0.0%(e)
Vale Overseas Ltd., 3.75%, 7/08/30	80,000	84,160

Burkina Faso – 0.0%(e)
IAMGOLD Corp., 5.75%, 10/15/28(b)	30,000	31,200

Canada – 0.7%
1011778 B.C. ULC/New Red Finance, Inc., 4.00%, 10/15/30(b)	130,000	126,750
Bank of Montreal, 0.45%, 12/08/23	180,000	180,132
Bank of Nova Scotia (The), 1.05%, 3/02/26	90,000	89,048
Brookfield Asset Management, Inc., 4.00%, 1/15/25	50,000	54,718
Canadian Imperial Bank of Commerce, 0.95%, 10/23/25	170,000	169,549
Cascades, Inc./Cascades USA, Inc., 5.38%, 1/15/28(b)	130,000	135,468

	Par(a)	Value

Canada (Continued)
Cenovus Energy, Inc.,
3.80%, 9/15/23	$25,000	$26,335
5.38%, 7/15/25	10,000	11,370
4.25%, 4/15/27	100,000	109,869
6.75%, 11/15/39	50,000	63,324
Empire Communities Corp., 7.00%, 12/15/25(b)	20,000	21,400
Enbridge, Inc.,
3.50%, 6/10/24	80,000	85,805
2.50%, 1/15/25	100,000	104,611
Fairfax Financial Holdings Ltd., 3.38%, 3/03/31(b)	25,000	25,222
GFL Environmental, Inc., 3.75%, 8/01/25(b)	25,000	25,438
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 9/15/28(b)	25,000	25,791
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.,
5.00%, 12/31/26(b)	20,000	20,175
7.00%, 12/31/27(b)	25,000	24,247
MEG Energy Corp., 5.88%, 2/01/29(b)	20,000	20,500
Methanex Corp., 5.25%, 12/15/29	75,000	79,219
Norbord, Inc., 5.75%, 7/15/27(b)	50,000	54,485
Parkland Corp., 5.88%, 7/15/27(b)	50,000	53,240
Royal Bank of Canada, 1.20%, 4/27/26	125,000	124,621
Stars Group Holdings B.V./Stars Group U.S. Co-Borrower LLC, 7.00%, 7/15/26(b)	285,000	297,825
Superior Plus L.P./Superior General Partner, Inc., 4.50%, 3/15/29(b)	10,000	10,190
Taseko Mines Ltd., 7.00%, 2/15/26(b)	50,000	52,000
Telesat Canada/Telesat LLC,
5.63%, 12/06/26(b)	15,000	15,075
6.50%, 10/15/27(b)	75,000	73,687
Tervita Corp., 11.00%, 12/01/25(b)	25,000	28,312
Toronto-Dominion Bank (The),
3.25%, 3/11/24	50,000	53,785
0.75%, 1/06/26	160,000	157,400
		2,319,591

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

China – 0.1%
Baidu, Inc., 1.72%, 4/09/26	$200,000	$199,356

Germany – 0.2%
Deutsche Bank A.G.,
(SOFR + 1.87%), 2.13%, 11/24/26(k)	150,000	151,937
(5Y USD Swap Rate + 2.55%), 4.88%, 12/01/32(k)	200,000	216,160
Deutsche Telekom International Finance B.V., 8.75%, 6/15/30	140,000	208,417
Mercer International, Inc., 5.13%, 2/01/29(b)	10,000	10,338
		586,852

Ireland – 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.50%, 9/15/23	220,000	236,934

Italy – 0.0%(e)
Telecom Italia Capital S.A.,
6.38%, 11/15/33	50,000	58,749
6.00%, 9/30/34	20,000	22,511
		81,260

Japan – 0.4%
Mitsubishi UFJ Financial Group, Inc., 2.05%, 7/17/30	200,000	195,445
Mizuho Financial Group, Inc.,
(1.25% - SOFR), 1.24%, 7/10/24(k)	200,000	202,338
(3M USD LIBOR + 1.00%), 3.92%, 9/11/24(k)	200,000	214,748
Nomura Holdings, Inc., 1.85%, 7/16/25	200,000	201,912
Sumitomo Mitsui Financial Group, Inc.,
2.45%, 9/27/24	200,000	209,910
1.47%, 7/08/25	200,000	201,542
Toyota Motor Corp., 0.68%, 3/25/24	195,000	195,825
		1,421,720

Luxembourg – 0.0%(e)
ArcelorMittal S.A.,
6.13%, 6/01/25	50,000	57,979
4.25%, 7/16/29	50,000	54,324
		112,303

	Par(a)	Value

Peru – 0.1%
Hudbay Minerals, Inc.,
4.50%, 4/01/26(b)	$30,000	$30,450
6.13%, 4/01/29(b)	35,000	37,216
Southern Copper Corp., 3.88%, 4/23/25	270,000	294,496
		362,162

Spain – 0.1%
Banco Santander S.A., 1.85%, 3/25/26	200,000	201,677

Switzerland – 0.0%(e)
Novartis Capital Corp., 2.20%, 8/14/30	10,000	10,155

United Kingdom – 0.4%
Barclays PLC, (3M USD LIBOR + 1.40%), 4.61%, 2/15/23(k)	200,000	206,232
HSBC Holdings PLC, (3M USD LIBOR + 1.06%), 3.26%, 3/13/23(k)	200,000	204,767
Lloyds Banking Group PLC, (1Y US Treasury CMT + 0.55%), 0.70%, 5/11/24(k)	200,000	200,245
Reynolds American, Inc., 4.45%, 6/12/25	125,000	139,149
Santander UK Group Holdings PLC, (SOFR + 0.79%), 1.09%, 3/15/25(k)	300,000	300,693
Unilever Capital Corp., 3.38%, 3/22/25	100,000	108,894
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(b)	200,000	200,905
		1,360,885

Total Foreign Issuer Bonds (Cost $6,934,331)		7,008,255

Mortgage-Backed Securities – 12.5%
Federal Home Loan Mortgage Corporation – 1.1%
Pool,
#QA2226, 3.00%, 7/01/46	54,201	57,157
#QA2237, 3.00%, 7/01/46	119,647	126,173
#QA8965, 3.00%, 4/01/50	32,958	34,590
#RA2621, 4.00%, 5/01/50	74,689	80,124
#RA3022, 2.50%, 6/01/50	44,603	46,345
#RA3174, 3.00%, 7/01/50	63,923	67,770
#RA3382, 3.00%, 8/01/50	132,332	141,018

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Federal Home Loan Mortgage Corporation (Continued)
Pool,
#RA3935, 2.50%, 11/01/50	$318,959	$331,722
#SB0383, 2.50%, 4/01/32	154,388	162,683
#SB8500, 2.50%, 7/01/35	156,619	165,670
#SB8505, 2.50%, 10/01/35	477,879	505,193
#SD0514, 2.00%, 10/01/50	74,219	75,268
#SD7521, 2.50%, 7/01/50	46,490	48,747
#SD8074, 3.00%, 7/01/50	243,573	255,669
#SD8084, 3.00%, 8/01/50	38,519	40,343
#SD8092, 3.00%, 9/01/50	122,136	128,051
#SD8114, 2.50%, 12/01/50	851	884
#SD8146, 2.00%, 5/01/51	1,065,000	1,076,200
#ZS4693, 3.00%, 12/01/46	288,874	305,409
#ZS4746, 3.00%, 12/01/47	16,086	16,881
#ZT1858, 4.50%, 4/01/49	80,904	89,619
		3,755,516

Federal Home Loan Mortgage Corporation Gold – 0.1%
Pool,
#G08697, 3.00%, 3/01/46	178,033	187,825
#G08737, 3.00%, 12/01/46	206,064	217,940
		405,765

Federal National Mortgage Association – 2.4%
Pool,
#AS5640, 3.50%, 8/01/45	71,053	77,211
#BM5024, 3.00%, 11/01/48	32,510	34,067
#BN3960, 4.50%, 1/01/49	19,045	20,775
#BR7647, 2.00%, 4/01/51	48,965	49,480
#CA3666, 4.00%, 6/01/49	615,907	670,628
#CA5182, 4.50%, 2/01/50	796,644	873,339
#CA5575, 4.00%, 4/01/50	481,871	520,627
#CA5754, 4.00%, 5/01/50	52,668	56,657
#CA6317, 3.00%, 7/01/50	46,611	49,291

	Par(a)	Value

Federal National Mortgage Association (Continued)
Pool,
#CA7368, 2.50%, 10/01/50	$169,794	$176,588
#CA7572, 2.50%, 10/01/50	146,156	153,360
#CA7573, 2.50%, 11/01/50	218,092	228,671
#CB0235, 2.00%, 4/01/51	125,845	127,422
#CB0400, 5/01/51(j)	25,896	26,409
#FM2888, 3.50%, 1/01/49	78,738	83,736
#FM4808, 2.50%, 11/01/50	96,696	100,431
#FM6135, 2.00%, 2/01/51	49,651	50,228
#FM6834, 2.00%, 4/01/51	242,000	244,714
#MA3238, 3.50%, 1/01/48	1,979,387	2,115,450
#MA3467, 4.00%, 9/01/48	208,521	223,977
#MA4026, 4.00%, 5/01/50	1,001,480	1,076,674
#MA4156, 2.50%, 10/01/35	112,338	117,452
#MA4210, 2.50%, 12/01/50	195,376	202,891
#MA4326, 5/01/51(j)	124,779	129,579
#MA4355, 5/01/51(j)	260,000	262,734
#MA4356, 5/01/51(j)	74,000	76,846
		7,749,237

Government National Mortgage Association – 3.5%
Pool TBA, 5/01/51(j)	11,069,000	11,604,600

Government National Mortgage Association II – 0.9%
Pool,
#785043, 3.00%, 4/20/49	419,059	441,988
#BW4651, 2.50%, 8/20/50	24,034	24,994
#BW4741, 2.50%, 9/20/50	25,814	26,845
#BW6206, 2.50%, 8/20/50	47,891	49,807
#BY0776, 2.50%, 9/20/50	50,895	52,930
#BY0805, 2.50%, 9/20/50	48,859	50,814
#MA4125, 2.50%, 12/20/46	49,298	51,565
#MA5397, 3.50%, 8/20/48	352,406	375,323
#MA5467, 4.50%, 9/20/48	96,192	104,435
#MA6409, 3.00%, 1/20/50	98,888	104,006

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Par(a)	Value

Government National Mortgage Association II (Continued)
Pool,
#MA6412, 4.50%, 1/20/50	$223,172	$241,430
#MA6474, 3.00%, 2/20/50	57,614	60,304
#MA6766, 3.00%, 7/20/50	657,760	688,921
#MA7052, 2.50%, 12/20/50	491,398	511,165
#MA7136, 2.50%, 1/20/51	24,739	25,723
#MA7193, 2.50%, 2/20/51	198,380	206,283
		3,016,533

Uniform Mortgage-Backed Securities – 4.5%
Pool TBA,
5/01/36(j)	3,350,000	3,493,048
5/01/51(j)	7,942,000	8,355,640
6/01/51(j)	2,600,000	2,723,840
		14,572,528

Total Mortgage-Backed Securities (Cost $41,037,386)		41,104,179

	Number of Shares

Preferred Stocks – 0.4%
Real Estate Investment Trusts – 0.4%
AGNC Investment Corp., 6.13%(c)*	15,354	368,803
Chimera Investment Corp., 8.00%(c)*	10,044	249,091
MFA Financial, Inc., 6.50%(c)*	16,332	373,350
New Residential Investment Corp., 6.38%(c)*	10,314	234,850
		1,226,094

Total Preferred Stocks (Cost $1,234,507)		1,226,094

Rights – 0.0%(e)

Biotechnology – 0.0%(e)
Pfenex, Inc. CVR(l)*	53,807	42,663
Stemline Therapeutics, Inc. CVR(m)*	33,076	11,881
		54,544

		Number of Shares	Value

Pharmaceuticals – 0.0%(e)
Elanco Animal Health, Inc.*		22,842	$—
Total Rights (Cost $62,032)			54,544

Warrants – 0.0%(e)
Auto Manufacturers – 0.0%(e)
Lightning eMotors, Inc., Strike Price $11.50, Expires 7/02/25(n)		10,522	19,992

Total Warrants (Cost $—)			19,992

Investment Companies – 0.7%
ProShares Short 20+ Year Treasury*		133,372	2,359,351
Total Investment Companies (Cost $2,344,555)			2,359,351

Short-Term Investments – 18.2%

Money Market Fund – 18.2%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.01%(o)		59,561,801	59,561,801

Total Short-Term Investments (Cost $59,561,801)			59,561,801

	Number of Contracts	Notional Amount

Purchased Options – 0.1%

Call Options - Exchange Traded – 0.1%
Advanced Micro Devices, Inc.,
Strike Price $85.00, Expires 5/21/21	176	1,436,512	26,752
Strike Price $90.00, Expires 6/18/21	49	399,938	8,330
CoreLogic, Inc., Strike Price $80.00, Expires 5/21/21	190	1,514,300	950
Grubhub, Inc.,
Strike Price $75.00, Expires 6/18/21	15	102,060	3,150
Strike Price $77.50, Expires 6/18/21	17	115,668	2,805
Strike Price $80.00, Expires 6/18/21	23	156,492	3,335
Herman Miller, Inc., Strike Price $45.00, Expires 5/21/21	63	261,450	2,142

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Number of Contracts	Notional Amount	Value

Call Options - Exchange Traded (Continued)
II-VI, Inc., Strike Price $80.00, Expires 5/21/21	106	711,684	$7,950
Kansas City Southern,
Strike Price $295.00, Expires 5/21/21	20	584,420	13,400
Strike Price $300.00, Expires 5/21/21	10	292,210	4,300
Strike Price $310.00, Expires 5/21/21	8	233,768	1,480
Strike Price $315.00, Expires 5/21/21	12	350,652	1,620
Strike Price $320.00, Expires 5/21/21	12	350,652	804
Middleby (The) Corp.,
Strike Price $180.00, Expires 6/18/21	7	126,924	7,700
Strike Price $185.00, Expires 6/18/21	16	290,112	14,720
Strike Price $190.00, Expires 6/18/21	7	126,924	5,250
Strike Price $195.00, Expires 6/18/21	7	126,924	4,235
			108,923

Put Options - Exchange Traded – 0.0%(e)
ChargePoint Holdings, Inc., Strike Price $17.50, Expires 8/20/21	38	96,216	4,750
Churchill Capital Corp. IV, Strike Price $17.50, Expires 7/16/21	42	88,578	7,896
Defiance NextGen SPAC Derived ETF,
Strike Price $20.00, Expires 8/20/21	53	136,104	4,505
Strike Price $21.00, Expires 8/20/21	53	136,104	5,697
Star Peak Energy Transition Corp., Strike Price $17.50, Expires 7/16/21	49	124,411	4,778
			27,626

Total Purchased Options (Premiums Received $294,682)			136,549

Total Long Positions – 107.2% (Cost $334,107,620)			351,329,969

	Number of Shares	Value

Short Positions – (18.6)%

Common Stocks – (17.7)%

Aerospace/Defense – (0.2)%
Kaman Corp.	(2,706)	$(144,365)
Teledyne Technologies, Inc.*	(1,452)	(650,133)
		(794,498)

Agriculture – (0.1)%
Bunge Ltd.	(3,349)	(282,723)

Airlines – (0.4)%
Copa Holdings S.A., Class A*	(6,436)	(556,714)
Southwest Airlines Co.*	(7,619)	(478,321)
Spirit Airlines, Inc.*	(5,714)	(204,675)
		(1,239,710)

Auto Manufacturers – (0.1)%
Ford Motor Co.*	(11,381)	(131,337)
NIO, Inc. ADR (China)*	(1,696)	(67,568)
		(198,905)

Auto Parts & Equipment – (0.2)%
Aptiv PLC*	(2,608)	(375,265)
Cooper Tire & Rubber Co.	(5,317)	(303,016)
Meritor, Inc.*	(4,429)	(119,716)
		(797,997)

Banks – (0.6)%
BancorpSouth Bank	(14,120)	(417,811)
SVB Financial Group*	(2,533)	(1,448,445)
		(1,866,256)

Biotechnology – (0.8)%
Apellis Pharmaceuticals, Inc.*	(6,484)	(328,544)
Avid Bioservices, Inc.*	(7,980)	(170,812)
Bridgebio Pharma, Inc.*	(2,808)	(157,023)
Exact Sciences Corp.*	(3,807)	(501,839)
Gossamer Bio, Inc.*	(28,318)	(244,668)
Halozyme Therapeutics, Inc.*	(3,290)	(164,335)
Innoviva, Inc.*	(7,631)	(87,375)
Insmed, Inc.*	(5,401)	(182,176)
Ionis Pharmaceuticals, Inc.*	(2,296)	(98,315)
Ligand
Pharmaceuticals, Inc.*	(1,061)	(154,789)
NeoGenomics, Inc.*	(3,559)	(174,355)
Radius Health, Inc.*	(4,191)	(93,459)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Number of Shares	Value

Biotechnology (Continued)
Theravance Biopharma, Inc.*	(4,017)	$(79,296)
Travere Therapeutics, Inc.*	(6,216)	(153,660)
		(2,590,646)

Commercial Services – (1.5)%
2U, Inc.(f)*	(5,645)	(221,566)
FTI Consulting, Inc.*	(3,752)	(520,965)
S&P Global, Inc.	(9,631)	(3,759,846)
Sabre Corp.(f)*	(22,568)	(338,069)
Stride, Inc.*	(4,035)	(115,522)
		(4,955,968)

Computers – (0.4)%
Lumentum Holdings, Inc.(f)*	(3,638)	(309,412)
Mitek Systems, Inc.*	(10,253)	(166,201)
NCR Corp.*	(11,926)	(545,615)
Vocera Communications, Inc.*	(4,407)	(159,401)
		(1,180,629)

Diversified Financial Services – (0.6)%
Affiliated Managers Group, Inc.	(1,322)	(213,067)
Cowen, Inc., Class A	(18,842)	(744,071)
Encore Capital Group, Inc.*	(6,402)	(251,855)
I3 Verticals, Inc., Class A*	(8,297)	(275,626)
PRA Group, Inc.*	(5,940)	(223,819)
WisdomTree Investments, Inc.	(29,709)	(201,575)
		(1,910,013)

Electric – (0.1)%
NRG Energy, Inc.	(6,960)	(249,307)

Electronics – (0.7)%
GoPro, Inc. Class A*	(24,602)	(276,281)
II-VI, Inc.(f)*	(18,827)	(1,264,045)
Knowles Corp.*	(13,566)	(283,529)
OSI Systems, Inc.*	(2,648)	(255,717)
Vishay Intertechnology, Inc.	(5,200)	(127,764)
		(2,207,336)

Energy - Alternate Sources – (0.2)%
Canadian Solar, Inc. (Canada)*	(3,419)	(141,000)
Enphase Energy, Inc.(f)*	(1,452)	(202,191)
SunPower Corp.*	(9,295)	(238,788)
Sunrun, Inc.*	(3,086)	(151,214)
		(733,193)

Engineering & Construction – (0.2)%
Granite Construction, Inc.	(15,677)	(597,294)

	Number of Shares	Value

Entertainment – (0.3)%
Cinemark Holdings, Inc.*	(33,936)	$(719,443)
DraftKings, Inc., Class A*	(2,937)	(166,411)
		(885,854)

Food – (0.1)%
Beyond Meat, Inc.*	(686)	(90,332)
Chefs’ Warehouse (The), Inc.*	(9,663)	(311,439)
		(401,771)

Gas – (0.2)%
South Jersey Industries, Inc.	(25,077)	(620,656)

Healthcare - Products – (0.9)%
LivaNova PLC*	(4,305)	(365,365)
NanoString Technologies, Inc.*	(6,623)	(527,655)
SmileDirectClub, Inc.*	(23,659)	(251,614)
STERIS PLC	(7,508)	(1,584,338)
Varex Imaging Corp.*	(8,442)	(200,413)
		(2,929,385)

Healthcare - Services – (0.1)%
ICON PLC (Ireland)*	(1,178)	(255,567)
Oak Street Health, Inc.*	(1,915)	(118,022)
		(373,589)

Home Builders – (0.1)%
Winnebago Industries, Inc.	(6,160)	(492,492)

Home Furnishings – (0.0)%(e)
Herman Miller, Inc.(f)	(3,155)	(130,933)

Insurance – (1.3)%
Aon PLC, Class A	(16,410)	(4,126,130)

Internet – (1.2)%
21Vianet Group, Inc. ADR (China)*	(3,373)	(94,140)
fuboTV, Inc.*	(6,680)	(134,669)
Groupon, Inc.*	(4,275)	(216,443)
iQIYI, Inc. ADR (China)*	(9,164)	(134,802)
JOYY, Inc. ADR (China)	(2,985)	(283,754)
Magnite, Inc.*	(2,173)	(87,029)
Match Group, Inc.	(3,714)	(578,010)
Palo Alto Networks, Inc.*	(1,404)	(496,159)
Perficient, Inc.*	(6,760)	(443,524)
Q2 Holdings, Inc.*	(4,300)	(447,286)
RealReal (The), Inc.*	(2,614)	(64,749)
Snap, Inc., Class A*	(846)	(52,300)
Spotify Technology S.A.*	(348)	(87,738)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Number of Shares	Value

Internet (Continued)
TripAdvisor, Inc.*	(4,515)	$(212,792)
Zillow Group, Inc., Class C*	(5,670)	(737,780)
		(4,071,175)

Leisure Time – (0.6)%
Callaway Golf Co.(f)	(17,663)	(511,344)
Norwegian Cruise Line Holdings Ltd.(f)*	(26,279)	(815,963)
Royal Caribbean Cruises Ltd.(f)*	(6,824)	(593,347)
		(1,920,654)

Lodging – (0.3)%
Huazhu Group Ltd. ADR (China)*	(4,600)	(271,216)
Marcus (The) Corp.(f)*	(28,169)	(562,253)
		(833,469)

Machinery - Construction & Mining – (0.1)%
Bloom Energy Corp., Class A*	(16,680)	(433,180)

Machinery - Diversified – (0.4)%
Middleby (The) Corp.(f)*	(7,017)	(1,272,322)

Media – (0.1)%
Cable One, Inc.	(114)	(204,060)

Oil & Gas – (0.1)%
Centennial Resource Development, Inc., Class A*	(95,437)	(404,653)

Oil & Gas Services – (0.1)%
Helix Energy Solutions Group, Inc.*	(53,556)	(229,755)

Pharmaceuticals – (1.0)%
AstraZeneca PLC ADR (United Kingdom)	(42,029)	(2,230,479)
Coherus Biosciences, Inc.*	(18,015)	(266,622)
Flexion Therapeutics, Inc.*	(7,537)	(58,487)
Jazz Pharmaceuticals PLC*	(3,407)	(560,111)
Zogenix, Inc.*	(10,080)	(190,411)
		(3,306,110)

Pipelines – (0.0)%(e)
Cheniere Energy, Inc.*	(654)	(50,698)

Real Estate – (0.0)%(e)
Redfin Corp.*	(771)	(54,571)

Real Estate Investment Trusts – (0.5)%
GEO Group (The), Inc.	(57,197)	(315,155)
iStar, Inc.	(25,726)	(476,188)

	Number of Shares	Value

Real Estate Investment Trusts (Continued)
Pebblebrook Hotel Trust	(12,558)	$(299,885)
Realty Income Corp.	(3,437)	(237,669)
Summit Hotel Properties, Inc.(f)*	(21,324)	(216,865)
		(1,545,762)

Retail – (0.3)%
Burlington Stores, Inc.*	(1,672)	(545,624)
National Vision Holdings, Inc.*	(6,937)	(349,694)
		(895,318)

Semiconductors – (1.8)%
Advanced Micro Devices, Inc.(f)*	(24,607)	(2,008,423)
Analog Devices, Inc.	(24,499)	(3,752,267)
MACOM Technology Solutions Holdings, Inc.*	(1,611)	(91,199)
		(5,851,889)

Software – (1.6)%
8x8, Inc.*	(12,845)	(422,472)
Avaya Holdings Corp.(f)*	(10,092)	(290,347)
Blackline, Inc.*	(1,414)	(164,109)
Ceridian HCM Holding, Inc.*	(502)	(47,429)
Envestnet, Inc.*	(3,497)	(258,183)
Everbridge, Inc.(f)*	(2,373)	(314,921)
Health Catalyst, Inc.*	(4,082)	(236,348)
j2 Global, Inc.*	(4,303)	(520,663)
MicroStrategy, Inc., Class A*	(179)	(117,631)
New Relic, Inc.(f)*	(928)	(59,670)
Nuance Communications, Inc.*	(13,998)	(744,274)
Progress Software Corp.	(2,305)	(100,636)
salesforce.com, Inc.*	(4,968)	(1,144,230)
Splunk, Inc.*	(452)	(57,142)
Tabula Rasa HealthCare, Inc.*	(4,823)	(229,382)
Verint Systems, Inc.*	(2,617)	(127,108)
Workiva, Inc.*	(5,941)	(558,454)
		(5,392,999)

Telecommunications – (0.2)%
Infinera Corp.(f)*	(27,769)	(256,030)
Motorola Solutions, Inc.	(1,092)	(205,624)
Vonage Holdings Corp.*	(16,044)	(217,396)
		(679,050)

Transportation – (0.3)%
Air Transport Services Group, Inc.*	(11,309)	(297,653)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

	Number of Shares	Value

Transportation (Continued)
Canadian National Railway Co. (Canada)	(6,504)	$(700,155)
SFL Corp. Ltd. (Norway)	(8,330)	(64,641)
		(1,062,449)

Trucking & Leasing – (0.0)%(e)
Greenbrier (The) Cos., Inc.	(2,977)	(140,634)

Total Common Stocks (Proceeds $48,896,809)		(57,914,033)

	Par

Mortgage-Backed Securities – (0.8)%
Uniform Mortgage-Backed Securities – (0.8)%
Pool TBA,
5/01/36(j)	$ (5,000)	(5,225)
5/01/51(j)	(2,700,000)	(2,805,719)
		(2,810,944)

Total Mortgage-Backed Securities (Proceeds $2,800,037)		(2,810,944)

	Number of Shares	Value

Investment Companies – (0.1)%
iShares Russell 2000 ETF	(859)	$(193,180)
iShares MSCI Australia ETF	(1,360)	(35,197)

Total Investment Companies (Proceeds $212,702)		(228,377)

Total Short Positions – (18.6)% (Proceeds $51,909,548)		(60,953,354)

Total Written Options – (0.1)% (Premiums Received $247,965)		(182,065)
Other Assets less Liabilities – 11.5%(p)		37,576,476

NET ASSETS – 100.0%		$327,771,026
Percentages shown are based on Net Assets.
All securities are United States companies, unless noted otherwise in parentheses.

(a)	Par value is in USD unless otherwise indicated.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.

(c)	Variable rate security. Rate as of April 30, 2021 is disclosed.
(d)	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
(e)	Amount rounds to less than 0.05%.
(f)	Security represents underlying investment on open options contracts.
(g)	Zero coupon bond.
(h)

This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of $89.13 is based on a yield assumption bond floor pricing model. During the fiscal period, the Fund acquired $107,845 of this security.

(i)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(j)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2021.
(k)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2021 is disclosed.
(l)

This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of $0.79 is based on the implied value of the CVR upon closing ($0.75) plus time value of money. During the fiscal period, the Fund acquired $42,663 of this security.

(m)

This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statements). The fair value price of $0.36 is based on a discount model methodology for pricing. During the fiscal period, the Fund acquired $11,881 of this security.

(n)

This is a Level 3 asset which is fair valued by the Pricing Committee (see Note 4 in Notes to Financial Statetments). The fair value price of $1.90 is based on an option pricing model discounted at 25% per annum. During the fiscal period, the Fund acquired $19,992 of this security.

(o)	7-day current yield as of April 30, 2021 is disclosed.
(p)	Includes appreciation/ (depreciation) on forward foreign currency exchange and swap contracts.
*	Non-Income Producing Security

Abbreviations:

1M                   1 Month

1Y                    1 Year

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

3M	3 Month

5Y	5 Year

ADR	American Depositary Receipt

BDC	Business Development Company

CMT	Constant Maturity

CVR	Contingent Value Rights

ETF	Exchange-Traded Fund

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

Freddie Mac	Federal Home Loan Mortgage Corporation

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Company

MSCI	Morgan Stanley Capital International

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standards & Poor’s

SOFR	United States Secured Overnight Financing Rate

TBA	To be announced

USD	United States Dollar

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Futures Contracts outstanding at April 30, 2021:

Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro-BTP	3	6/08/2021	EUR	530,517	$(5,003)
Euro-OAT	16	6/08/2021	EUR	3,087,186	(32,986)
10-Year Australian Treasury Bond	107	6/15/2021	AUD	11,489,582	43,022
E-Mini Russell 1000 Value Index	49	6/18/2021	USD	3,788,435	145,285
10-Year Canadian Bond	109	6/21/2021	CAD	12,358,329	(2,369)
U.S. Treasury Long Bond	5	6/21/2021	USD	786,250	(11,867)
Ultra U.S. Treasury Bond	25	6/21/2021	USD	4,647,656	(26,154)
2-Year U.S. Treasury Note	2	6/30/2021	USD	441,516	63

Total Long Contracts					$109,991

Short Contracts
Euro Bund	(63)	6/08/2021	EUR	12,876,098	$59,080
10-Year U.S. Treasury Note	(116)	6/21/2021	USD	15,315,625	10,187
Long GILT	(61)	6/28/2021	GBP	10,755,439	9,945
5-Year U.S. Treasury Note	(25)	6/30/2021	USD	3,098,438	(8,325)
Ultra 10-Year U.S. Treasury Note	(2)	6/30/2021	USD	291,094	7,224

Total Short Contracts					$78,111

					$188,102

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2021:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/15/21	U.S. Dollars	5,704,333	British Pounds	4,084,500	Morgan Stanley	$62,740
06/15/21	U.S. Dollars	876,552	Euro	725,450	Morgan Stanley	3,530
06/15/21	Euro	455,710	U.S. Dollars	545,615	Morgan Stanley	2,797
06/15/21	British Pounds	427,500	U.S. Dollars	589,040	Morgan Stanley	1,431
06/15/21	U.S. Dollars	114,711	New Zealand Dollars	158,700	Morgan Stanley	1,164
06/16/21	U.S. Dollars	69,653	Australian Dollars	90,000	Morgan Stanley	306
06/15/21	U.S. Dollars	28,795	Norwegian Kroner	239,300	Morgan Stanley	45
06/16/21	U.S. Dollars	14,168	Hong Kong Dollars	110,000	Goldman Sachs	4

Total Unrealized Appreciation						$72,017

06/16/21	U.S. Dollars	9,005	Hong Kong Dollars	70,000	Citibank	$(8)
06/15/21	New Zealand Dollars	1,900	U.S. Dollars	1,375	Morgan Stanley	(16)
06/15/21	Norwegian Kroner	59,100	U.S. Dollars	7,152	Morgan Stanley	(51)
06/16/21	U.S. Dollars	7,451	Singapore Dollars	10,000	Citibank	(62)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2021: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/15/21	Euro	62,510	U.S. Dollars	75,289	Morgan Stanley	$(63)
06/16/21	U.S. Dollars	7,450	Singapore Dollars	10,000	Barclays	(64)
06/15/21	U.S. Dollars	7,502	New Zealand Dollars	10,600	Morgan Stanley	(82)
06/16/21	U.S. Dollars	11,923	Euro	10,000	JPMorgan Chase	(112)
06/16/21	U.S. Dollars	22,293	Singapore Dollars	30,000	JPMorgan Chase	(247)
06/16/21	U.S. Dollars	20,362	Mexican Pesos	420,000	Goldman Sachs	(259)
06/16/21	U.S. Dollars	107,620	Euro	90,000	Morgan Stanley	(690)
06/16/21	U.S. Dollars	26,604	Mexican Pesos	560,000	Bank of America	(891)
06/15/21	U.S. Dollars	754,156	British Pounds	548,200	Morgan Stanley	(3,030)
06/15/21	U.S. Dollars	438,279	Norwegian Kroner	3,673,800	Morgan Stanley	(3,102)
06/15/21	British Pounds	2,023,700	U.S. Dollars	2,816,725	Morgan Stanley	(21,550)
06/15/21	U.S. Dollars	5,721,109	Euro	4,785,440	Morgan Stanley	(37,798)

Total Unrealized Depreciation						$(68,025)

Net Unrealized Appreciation						$3,992

Written Call Option Contracts outstanding at April 30, 2021:

Exchange Traded

Description	Number of Contracts		Notional Amount	Exercise Price	Expiration Date	Value

2U, Inc.	18	USD	70,650	37.50	7/16/2021	$(8,190)
Avaya Holdings Corp.	37	USD	106,449	30.00	6/18/2021	(6,105)
Bloom Energy Corp.	44	USD	114,268	25.00	6/18/2021	(13,860)
Callaway Golf Co.	49	USD	141,855	30.00	5/21/2021	(5,145)
Enphase Energy, Inc.	6	USD	83,550	140.00	6/18/2021	(7,200)
Everbridge, Inc.	8	USD	106,168	145.00	8/20/2021	(9,600)
II-VI, Inc.	24	USD	161,136	75.00	7/16/2021	(7,296)
Infinera Corp.	112	USD	103,264	10.00	7/16/2021	(7,280)
iQIYI, Inc.	66	USD	97,086	15.00	6/18/2021	(8,514)
JOYY, Inc.	10	USD	95,060	110.00	5/21/2021	(1,000)
Lumentum Holdings, Inc.	12	USD	102,060	95.00	6/18/2021	(2,100)
Marcus (The) Corp.	77	USD	153,692	20.00	8/20/2021	(22,907)
New Relic, Inc.	19	USD	122,170	65.00	6/18/2021	(12,730)
Norwegian Cruise Line Holdings Ltd.	68	USD	211,140	30.00	6/18/2021	(21,760)
Royal Caribbean Cruises Ltd.	16	USD	139,120	70.00	5/21/2021	(27,520)
Sabre Corp.	61	USD	91,378	15.00	7/16/2021	(8,693)
Summit Hotel Properties, Inc.	83	USD	84,411	10.00	6/18/2021	(6,225)
Zillow Group, Inc.	15	USD	200,025	145.00	5/21/2021	(5,940)

Total Written Call Options Contracts (Premiums Received $247,965)						$(182,065)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Long Contracts for Difference at April 30, 2021:

Over the Counter

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Abbott Laboratories	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	433	Monthly	$51,993	$(1,482)
Abbott Laboratories	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,837	Monthly	221,043	(1,489)
Abbott Laboratories	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	963	Monthly	115,944	(2,892)
AECOM	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	192	Monthly	12,755	(99)
AES (The) Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	5,778	Monthly	161,609	(2,024)
AES (The) Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	7,624	Monthly	213,224	1,662
AES (The) Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	4,415	Monthly	122,815	(3,145)
Allstate Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	3,834	Monthly	486,100	35,749
Allstate Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	348	Monthly	44,123	1,810
Ally Financial, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,364	Monthly	70,503	5,372
Ally Financial, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	5,585	Monthly	288,404	25,382
Altria Group, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	604	Monthly	29,612	881
AMC Networks, Inc., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	474	Monthly	23,832	(816)
AMC Networks, Inc., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	3,590	Monthly	180,492	(5,783)
AMC Networks, Inc., Class A	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	941	Monthly	47,312	(1,980)
American Express Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,585	Monthly	242,517	9,269
American Express Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,356	Monthly	361,447	15,061
American Express Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	2,203	Monthly	337,804	11,077
American International Group, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	138	Monthly	6,686	242
American International Group, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	2,626	Monthly	127,220	4,690
American Water Works Company, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	595	Monthly	92,802	2,012
American Water Works Company, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	358	Monthly	55,840	(1,140)
Analog Devices, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	545	Monthly	83,470	(2,933)
Analog Devices, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,147	Monthly	175,665	(3,276)
Analog Devices, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	263	Monthly	40,280	(1,785)
Antero Midstream Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	575	Monthly	5,097	(55)
Antero Midstream Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	44,018	Monthly	390,175	(1,093)
Antero Resources Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	9,857	Monthly	88,908	(1,383)
Antero Resources Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	21,723	Monthly	195,918	(12,198)
Aon PLC, Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	182	Monthly	45,851	3,270
Aon PLC, Class A	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	141	Monthly	35,525	2,491
Apache Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,183	Monthly	23,683	2,291
Apache Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	689	Monthly	13,793	1,506
Apache Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	487	Monthly	9,751	615
Apple, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	201	Monthly	26,420	(163)
Apple, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,117	Monthly	146,824	1,153
Apple, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,278	Monthly	167,990	(3,812)
Aptiv PLC	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	202	Monthly	29,065	1,001
Aptiv PLC	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,234	Monthly	177,541	4,703
Arrow Electronics, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	451	Monthly	51,444	(1,179)
Arrow Electronics, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,580	Monthly	294,266	(2,915)
Arrow Electronics, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,710	Monthly	195,043	(4,223)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Long Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

AT&T, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	2,889	Monthly	$90,741	$142
AT&T, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	5,900	Monthly	181,862	3,462
AT&T, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,364	Monthly	42,841	810
AutoNation, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	805	Monthly	82,490	6,774
AutoNation, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	13	Monthly	1,332	128
Barrick Gold Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,978	Monthly	42,031	(2,296)
Barrick Gold Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	18,987	Monthly	403,427	1,662
Barrick Gold Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	3,274	Monthly	69,567	(2,552)
Bed Bath & Beyond, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	2,822	Monthly	71,451	(2,974)
Bed Bath & Beyond, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	8,277	Monthly	209,547	(32,407)
Bed Bath & Beyond, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	3,017	Monthly	76,384	2,092
Berkshire Hathaway, Inc., Class B	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	763	Monthly	209,781	4,145
Berkshire Hathaway, Inc., Class B	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,087	Monthly	298,838	11,819
Berkshire Hathaway, Inc., Class B	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	36	Monthly	9,898	261
Biogen, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	224	Monthly	59,880	1,864
Biogen, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	986	Monthly	263,560	1,471
Biogen, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	276	Monthly	73,777	(1,001)
Booz Allen Hamilton Holding Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	2,276	Monthly	188,789	(1,735)
Booz Allen Hamilton Holding Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,206	Monthly	182,967	1,869
Booz Allen Hamilton Holding Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	146	Monthly	12,110	(105)
Bristol-Myers Squibb Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	2,683	Monthly	168,782	(9,154)
Bristol-Myers Squibb Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	10,766	Monthly	676,569	7,995
Bristol-Myers Squibb Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	727	Monthly	45,476	(1,907)
Brixmor Property Group REIT, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	8,676	Monthly	195,704	16,725
Brixmor Property Group REIT, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	3,166	Monthly	70,723	4,290
Bunge Ltd.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	900	Monthly	75,976	961
Bunge Ltd.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,609	Monthly	135,813	8,997
Canadian Natural Resources Ltd.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	466	Monthly	14,157	465
Cardinal Health, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	867	Monthly	52,314	(90)
Cardinal Health, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	9,330	Monthly	565,744	7,118
Cardinal Health, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,527	Monthly	92,133	(894)
Carlisle Companies, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	433	Monthly	82,982	6,012
Carlisle Companies, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,679	Monthly	321,748	35,805
Carlisle Companies, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	26	Monthly	4,982	516
Carnival Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,983	Monthly	55,438	1,262
Caterpillar, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	126	Monthly	28,871	31
Caterpillar, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	428	Monthly	97,835	(298)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Long Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Cboe Global Markets, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	193	Monthly	$20,143	$(12)
Cboe Global Markets, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	478	Monthly	49,885	1,327
Cboe Global Markets, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	145	Monthly	15,133	50
CBRE Group, Inc., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	382	Monthly	32,545	1,370
CBRE Group, Inc., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	724	Monthly	61,678	4,591
Cigna Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	129	Monthly	32,122	(170)
Cigna Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	665	Monthly	165,576	4,790
Cigna Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	111	Monthly	27,640	(117)
Citrix Systems, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	55	Monthly	6,812	4
Clorox (The) Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	227	Monthly	41,678	(2,603)
Clorox (The) Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,420	Monthly	260,599	(12,482)
Clorox (The) Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	435	Monthly	79,863	(3,556)
CMS Energy Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,484	Monthly	95,552	(181)
CMS Energy Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,129	Monthly	137,074	6,094
CMS Energy Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,475	Monthly	94,968	1,089
Coca-Cola (The) Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	927	Monthly	50,039	131
Coca-Cola (The) Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	4,284	Monthly	231,225	3,354
Coca-Cola (The) Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,386	Monthly	74,810	895
Corteva, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	917	Monthly	44,712	622
Corteva, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	9,809	Monthly	478,236	17,428
Costco Wholesale Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	560	Monthly	208,820	6,193
Crown Holdings, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	888	Monthly	97,500	2,333
Crown Holdings, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,787	Monthly	305,980	20,369
CSX Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	971	Monthly	97,825	(1,042)
CSX Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,965	Monthly	197,954	6,900
Cummins, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	2	Monthly	504	(18)
Cummins, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	41	Monthly	10,333	(281)
Cummins, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	50	Monthly	12,601	(500)
CVS Health Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	969	Monthly	74,514	696
CVS Health Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	5,186	Monthly	398,725	15,016
CVS Health Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	552	Monthly	42,445	615
Danaher Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	312	Monthly	79,293	381
Danaher Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	565	Monthly	143,534	13,618
Danaher Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	500	Monthly	127,038	5,855
Darden Restaurants, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	541	Monthly	79,765	1,253
Darden Restaurants, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,943	Monthly	286,379	4,123
Darden Restaurants, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	985	Monthly	145,178	3,530
DaVita, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,930	Monthly	224,897	7,868
DaVita, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	5,207	Monthly	606,702	48,504
DaVita, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	349	Monthly	40,666	2,217
Deere & Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	787	Monthly	292,162	2,263
Deere & Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,039	Monthly	385,419	(3,726)
Deere & Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	109	Monthly	40,572	(1,081)
Dell Technologies, Inc., Class C	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,401	Monthly	137,756	(3,031)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Long Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Dell Technologies, Inc., Class C	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,394	Monthly	$137,059	$4,311
Delta Air Lines, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,867	Monthly	87,597	4,236
Delta Air Lines, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	11,007	Monthly	516,386	(29,888)
Delta Air Lines, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,679	Monthly	78,774	1,607
Devon Energy Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	2,486	Monthly	58,121	5,915
Devon Energy Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	16,433	Monthly	384,164	18,124
Devon Energy Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	620	Monthly	14,494	625
Discover Financial Services	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	396	Monthly	45,143	5,741
Discover Financial Services	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,960	Monthly	337,404	43,199
Discover Financial Services	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	205	Monthly	23,365	2,455
Discovery, Inc., Series A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	823	Monthly	30,993	(454)
Dollar Tree, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	40	Monthly	4,596	(19)
Dollar Tree, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	25	Monthly	2,872	(17)
Dollar Tree, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	158	Monthly	18,154	(38)
DuPont de Nemours, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	3,131	Monthly	241,425	4,878
DuPont de Nemours, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	722	Monthly	55,667	1,296
DuPont de Nemours, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,310	Monthly	101,006	5
DXC Technology	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,409	Monthly	79,265	3,478
Eastman Chemical Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	3,020	Monthly	348,436	15,773
Eastman Chemical Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	685	Monthly	79,034	630
Eaton Corp. PLC	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	195	Monthly	27,871	298
Eaton Corp. PLC	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	738	Monthly	105,476	1,693
Ebay, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	2,101	Monthly	117,215	(238)
Eli Lilly	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	434	Monthly	79,312	(126)
Emerson Electric Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,784	Monthly	161,429	(1,842)
Emerson Electric Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,446	Monthly	221,315	(1,512)
Emerson Electric Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	41	Monthly	3,710	(51)
Encompass Health Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	150	Monthly	12,729	(363)
Encompass Health Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	175	Monthly	14,850	361
Entergy Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	33	Monthly	3,598	80
Equifax, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	923	Monthly	211,558	41,186
Equifax, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	772	Monthly	176,953	31,547
Exelon Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,180	Monthly	53,028	(167)
Exelon Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	8,432	Monthly	378,892	(36)
Exelon Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,669	Monthly	74,999	(1,392)
Exxon Mobil Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	2,307	Monthly	132,049	4,541
Exxon Mobil Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,986	Monthly	170,900	3,010
Exxon Mobil Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,723	Monthly	98,618	1,718
Federal Realty Investment Trust	U.S. Fed Funds	2/8/2023	JPMorgan Chase	110	Monthly	10,805	(1,613)
FedEx Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	177	Monthly	51,383	2,436
FedEx Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	981	Monthly	284,763	6,040
FedEx Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	249	Monthly	72,282	399
FirstEnergy Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	3,448	Monthly	130,745	5,410
FirstEnergy Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	3,494	Monthly	132,488	5,092

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Long Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Flex Ltd.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,286	Monthly	$22,374	$(1,253)
Flex Ltd.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	801	Monthly	13,936	(802)
FMC Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,830	Monthly	217,495	13,413
Ford Motor Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	24,799	Monthly	286,176	(4,488)
Ford Motor Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	50,807	Monthly	586,254	(38,745)
Ford Motor Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	3,574	Monthly	41,240	(2,505)
Fortive Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	811	Monthly	57,433	(2,191)
Fortive Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	3,645	Monthly	258,109	2,048
Fortive Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	879	Monthly	62,246	(1,227)
Gap (The), Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	277	Monthly	9,235	534
General Electric Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	5,230	Monthly	68,616	(1,519)
General Electric Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	36,686	Monthly	481,397	(11,360)
General Electric Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	4,126	Monthly	54,128	(1,779)
General Motors Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	3,194	Monthly	182,755	1,783
General Motors Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	4,497	Monthly	257,290	(10,311)
General Motors Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,341	Monthly	76,726	(1,870)
Gilead Sciences, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	697	Monthly	44,238	(777)
Gilead Sciences, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,132	Monthly	135,316	(384)
Gilead Sciences, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	845	Monthly	53,632	(152)
H&R Block, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	361	Monthly	8,036	(21)
Halliburton Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	14,776	Monthly	288,983	(25,095)
Halliburton Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	2,657	Monthly	51,966	(4,043)
Hartford Financial Services Group (The), Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	95	Monthly	6,266	(67)
Hartford Financial Services Group (The), Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	6,840	Monthly	451,116	(4,005)
Hartford Financial Services Group (The), Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	728	Monthly	48,015	(681)
Hasbro, Inc.	U.S. Fed Funds	2/8/2023	JPMorgan Chase	110	Monthly	11,014	150
HCA Healthcare, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,192	Monthly	239,658	(147)
HCA Healthcare, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,993	Monthly	400,677	20,488
HCA Healthcare, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	356	Monthly	71,576	767
Healthcare Trust of America, Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	976	Monthly	28,662	1,225
Hershey (The) Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	18	Monthly	2,957	98
Hershey (The) Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	417	Monthly	68,505	1,722
Hershey (The) Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	16	Monthly	2,629	53
Hewlett Packard Enterprise Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,477	Monthly	23,659	397
Hologic, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	789	Monthly	51,717	(7,205)
Hologic, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	4,862	Monthly	318,675	(30,099)
Hologic, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	39	Monthly	2,556	(301)
Honeywell International, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,286	Monthly	286,821	(8,007)
Honeywell International, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	523	Monthly	116,638	1,188
Honeywell International, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	108	Monthly	24,087	(864)
HP, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	4,544	Monthly	154,991	1,541

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Long Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

HP, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	21,234	Monthly	$724,214	$34,773
HP, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	982	Monthly	33,493	478
Illinois Tool Works, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	266	Monthly	61,301	1,187
Illinois Tool Works, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,466	Monthly	339,285	18,695
International Paper Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	2,207	Monthly	128,002	4,617
International Paper Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	6,533	Monthly	378,873	20,968
International Paper Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,298	Monthly	75,278	1,842
JB Hunt Transport Services, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	357	Monthly	60,943	493
JB Hunt Transport Services, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	460	Monthly	78,522	887
Johnson & Johnson	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	389	Monthly	63,300	(955)
Johnson & Johnson	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,537	Monthly	412,799	(441)
Johnson & Johnson	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	178	Monthly	28,964	36
Johnson Controls International PLC	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	7,423	Monthly	464,544	15,545
Johnson Controls International PLC	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	807	Monthly	50,305	95
Kimco Realty Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	14,633	Monthly	307,260	22,867
Kimco Realty Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	290	Monthly	6,090	379
Kohls Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	255	Monthly	14,958	95
Kohls Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,286	Monthly	134,090	(2,215)
Kohls Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	387	Monthly	22,700	454
Kroger (The) Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	512	Monthly	18,689	(373)
Kroger (The) Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	3,520	Monthly	128,602	(2,307)
L Brands, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,042	Monthly	68,666	(179)
L Brands, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	11,863	Monthly	781,685	8,104
L Brands, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,103	Monthly	72,682	(977)
Lennar Corp., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	780	Monthly	80,999	1,415
Lennar Corp., Class A	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	258	Monthly	26,805	252
Lennox International, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	357	Monthly	119,997	3,523
Lennox International, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	88	Monthly	29,508	585
Lockheed Martin Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	86	Monthly	32,728	141
Lockheed Martin Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	310	Monthly	117,963	(646)
Lockheed Martin Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	122	Monthly	46,428	176
Loews Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	2,077	Monthly	115,789	3,050
Loews Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	6,553	Monthly	365,291	17,046
Loews Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	710	Monthly	39,579	1,218
Lumen Technologies, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	5,443	Monthly	69,832	(1,038)
Lumen Technologies, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	19,788	Monthly	253,855	(619)
Lumen Technologies, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	655	Monthly	8,403	(40)
LyondellBasell Industries N.V., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	142	Monthly	14,731	247
LyondellBasell Industries N.V., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	3,046	Monthly	315,959	343

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Long Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

LyondellBasell Industries N.V., Class A	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	616	Monthly	$63,898	$(2,075)
Macys, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	5,990	Monthly	99,311	(1,920)
Macys, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	10,269	Monthly	170,241	4,284
Magna International, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,358	Monthly	128,219	(1,335)
Magna International, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,583	Monthly	243,861	11,294
Magna International, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	237	Monthly	22,376	(317)
Marathon Petroleum Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	947	Monthly	52,699	3,398
Marathon Petroleum Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	8,932	Monthly	353,946	14,648
Marathon Petroleum Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	797	Monthly	44,350	1,824
Marriott International, Inc., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	279	Monthly	41,436	523
Marriott International, Inc., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,067	Monthly	158,453	(681)
Marsh & McLennan Cos., Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	875	Monthly	119,318	9,747
Mcdonalds Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	201	Monthly	47,451	626
Mcdonalds Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,626	Monthly	383,825	9,117
Mcdonalds Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	334	Monthly	78,844	1,597
McKesson Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,370	Monthly	256,950	(10,478)
McKesson Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,403	Monthly	450,658	(5,830)
McKesson Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	971	Monthly	182,106	(3,683)
Meritage Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	370	Monthly	39,363	5,005
Meritage Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,193	Monthly	126,909	16,664
Metlife, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	5,252	Monthly	334,148	11,289
MGM Resorts International	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,907	Monthly	77,651	(59)
MGM Resorts International	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	5,695	Monthly	231,884	2,285
MGM Resorts International	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	408	Monthly	16,614	(571)
Motorola Solutions, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	112	Monthly	21,089	97
Motorola Solutions, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,693	Monthly	318,583	(3,107)
Motorola Solutions, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	802	Monthly	151,004	92
Murphy Oil Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	6,823	Monthly	115,510	8,662
Murphy Oil Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	14,070	Monthly	238,178	4,254
NetApp, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,530	Monthly	191,044	4,633
Netflix, Inc.	U.S. Fed Funds	2/8/2023	JPMorgan Chase	631	Monthly	323,983	(6,594)
Newell Brands, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	10,111	Monthly	272,584	2,872
Newell Brands, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,319	Monthly	62,518	940
Newell Brands, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	15,950	Monthly	429,977	5,388
Newmont Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	3,648	Monthly	227,643	1,729
Nike, Inc., Class B	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	478	Monthly	63,391	1,643
Nike, Inc., Class B	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,043	Monthly	270,913	(1,101)
Nike, Inc., Class B	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	531	Monthly	70,416	(433)
Nordstrom, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	410	Monthly	15,038	(54)
Nordstrom, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	4,828	Monthly	177,066	148
Norfolk Southern Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,102	Monthly	307,685	12,210
Norfolk Southern Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	216	Monthly	60,311	1,526
Nutrien ltd.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,262	Monthly	69,648	1,828

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Long Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Nutrien ltd.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	5,206	Monthly	$289,101	$5,311
Nutrien ltd.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	875	Monthly	48,287	(561)
NXP Semiconductors N.V.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	93	Monthly	17,903	(773)
NXP Semiconductors N.V.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	425	Monthly	81,812	(1,330)
NXP Semiconductors N.V.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	304	Monthly	58,519	(417)
Occidental Petroleum Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	6,922	Monthly	175,537	8,717
Occidental Petroleum Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	18,731	Monthly	475,087	13,259
Occidental Petroleum Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	2,103	Monthly	53,328	1,527
Olin Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	2,111	Monthly	90,835	1,777
Olin Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	5,440	Monthly	234,074	8,023
Olin Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,370	Monthly	58,950	3,235
Omega Healthcare Investors, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	119	Monthly	4,602	93
Omega Healthcare Investors, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	60	Monthly	2,320	3
Omnicom Group, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,091	Monthly	89,743	1,765
Omnicom Group, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	6,240	Monthly	513,249	29,528
Omnicom Group, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	3,860	Monthly	317,505	9,214
Oneok, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	20	Monthly	1,065	56
Ovintiv, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	4,719	Monthly	112,923	9,222
Ovintiv, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	21,923	Monthly	524,557	(3,820)
Ovintiv, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	12,005	Monthly	287,254	(3,387)
Packaging Corp. Of America	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,589	Monthly	234,609	11,053
Packaging Corp. Of America	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	3,583	Monthly	531,595	42,752
Packaging Corp. Of America	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,140	Monthly	168,308	9,221
Parker-Hannifin Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	43	Monthly	13,494	(254)
Parker-Hannifin Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	279	Monthly	87,550	(776)
Parker-Hannifin Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	60	Monthly	18,828	(242)
PepsiCo, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	79	Monthly	11,389	160
PepsiCo, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	196	Monthly	28,255	62
Pfizer, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	6,947	Monthly	268,494	62
Pfizer, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	4,395	Monthly	169,842	9,890
Philip Morris International, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,361	Monthly	224,252	12,112
Pinnacle West Capital Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	145	Monthly	12,352	220
Pinnacle West Capital Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	281	Monthly	24,019	241
Pinnacle West Capital Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	62	Monthly	5,300	140
Procter & Gamble (The) Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	181	Monthly	24,306	(62)
Procter & Gamble (The) Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,384	Monthly	185,737	(3,755)
Procter & Gamble (The) Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,163	Monthly	156,166	(3,444)
QUALCOMM, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,217	Monthly	168,915	7,090
QUALCOMM, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,303	Monthly	180,837	(690)
QUALCOMM, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	388	Monthly	53,850	368
Quest Diagnostics, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	654	Monthly	86,247	(1,028)
Quest Diagnostics, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,038	Monthly	269,993	10,988
Quest Diagnostics, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	954	Monthly	126,347	2,684

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Long Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Range Resources Corp.	U.S. Fed Funds	2/8/2023	JPMorgan Chase	425	Monthly	$4,173	$18
Raymond James Financial, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	453	Monthly	59,242	1,955
Raymond James Financial, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,329	Monthly	174,171	6,546
Raymond James Financial, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	170	Monthly	22,231	277
Reliance Steel & Aluminum Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,454	Monthly	233,070	7,084
Ross Stores, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	512	Monthly	67,039	1,585
Ross Stores, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,752	Monthly	229,383	6,337
Ross Stores, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	840	Monthly	109,981	1,562
Ryder System, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,030	Monthly	82,233	6,157
Ryder System, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	4,127	Monthly	329,465	11,990
Ryder System, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	932	Monthly	74,405	1,364
Sempra Energy	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	31	Monthly	4,265	58
SM Energy Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	3,830	Monthly	60,547	336
SM Energy Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	18,966	Monthly	299,814	(24,305)
Southern (The) Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,829	Monthly	121,014	3,702
Southern (The) Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	345	Monthly	22,827	534
Spirit AeroSystems Holdings, Inc., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	4,062	Monthly	185,568	(13,346)
Starwood Property Trust, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,213	Monthly	33,056	2,997
Steel Dynamics, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	530	Monthly	29,134	2,212
Steel Dynamics, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	2,962	Monthly	160,586	9,850
Stryker Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	9	Monthly	2,364	57
Synchrony Financial	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	293	Monthly	12,880	1,079
Synchrony Financial	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	3,314	Monthly	145,676	8,620
Sysco Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,123	Monthly	179,870	7,342
Sysco Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	270	Monthly	22,875	1,090
Tapestry, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	4,353	Monthly	208,259	16,772
Target Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	87	Monthly	18,031	147
Target Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,300	Monthly	476,644	8,418
Target Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	475	Monthly	98,441	271
Thermo Fisher Scientific, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	98	Monthly	46,073	(2,376)
Toll Brothers, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,793	Monthly	112,418	5,197
Toll Brothers, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	11,770	Monthly	739,861	50,460
Toll Brothers, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,094	Monthly	68,809	3,661
Transocean Ltd.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	597	Monthly	1,922	(126)
Tyson Foods, Inc., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	2,809	Monthly	217,551	(4,473)
Tyson Foods, Inc., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	3,548	Monthly	274,764	3,242
Tyson Foods, Inc., Class A	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	93	Monthly	7,203	(164)
Union Pacific Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	931	Monthly	206,760	3,151
Union Pacific Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	201	Monthly	44,639	(395)
United Parcel Service, Inc., Class A	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,112	Monthly	226,646	26,887

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Long Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

United Parcel Service, Inc., Class B	U.S. Fed Funds	2/8/2023	JPMorgan Chase	689	Monthly	$140,422	$19,453
Ventas, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,514	Monthly	83,964	255
Ventas, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	4,936	Monthly	275,017	4,116
Ventas, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	629	Monthly	34,881	(116)
VEREIT, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,794	Monthly	86,644	13,772
VEREIT, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	56	Monthly	2,677	375
VF Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,244	Monthly	109,046	1,577
VF Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,538	Monthly	222,457	10,991
VF Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	76	Monthly	6,658	274
ViacomCBS, Inc., Class B	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	22,115	Monthly	907,127	6,384
Vistra Operations Co. LLC	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	2,127	Monthly	35,881	(1,171)
Vistra Operations Co. LLC	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	22,250	Monthly	375,315	(16,248)
Vistra Operations Co. LLC	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	4,618	Monthly	77,899	(4,831)
Vornado Realty Trust	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	404	Monthly	18,483	438
Vornado Realty Trust	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	284	Monthly	12,993	79
Voya Financial, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,616	Monthly	109,594	1,758
Voya Financial, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	4,193	Monthly	284,346	(781)
Vulcan Materials Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	190	Monthly	33,865	404
Vulcan Materials Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,631	Monthly	290,678	12,018
Vulcan Materials Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	402	Monthly	71,647	1,397
W.P. Carey, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	550	Monthly	41,188	615
W.P. Carey, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,268	Monthly	97,874	7,682
W.W. Grainger, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	162	Monthly	70,231	2,334
W.W. Grainger, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	736	Monthly	319,053	25,422
W.W. Grainger, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	55	Monthly	23,843	1,598
Walmart, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	200	Monthly	27,979	45
Walmart, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	3,438	Monthly	480,956	538
Walmart, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,921	Monthly	268,745	(455)
Walt Disney (The) Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	664	Monthly	123,514	2,161
Walt Disney (The) Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	874	Monthly	162,565	(781)
Walt Disney (The) Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	1,218	Monthly	226,554	91
WEC Energy Group, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	21	Monthly	2,040	90
Western Digital Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	672	Monthly	47,462	2,935
Western Digital Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,476	Monthly	104,243	3,878
Western Union (The) Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	5,268	Monthly	135,692	(12)
WestRock Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	4,356	Monthly	242,840	14,019
WestRock Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	2,989	Monthly	166,623	7,691
WestRock Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	739	Monthly	41,196	1,571
Whirlpool Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	425	Monthly	100,491	(1,026)
Whirlpool Corp.	U.S. Fed Funds	2/8/2023	JPMorgan Chase	28	Monthly	6,621	15
Whirlpool Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	197	Monthly	46,581	40
Williams (The) Cos., Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	149	Monthly	3,630	167
Williams (The) Cos., Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	7,627	Monthly	185,773	5,192

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Long Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Wynn Resorts Finance LLC/Wynn Resourts Capital Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	1,180	Monthly	$151,508	$4,739
Wynn Resorts Finance LLC/Wynn Resourts Capital Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,887	Monthly	242,264	(6,860)
Wynn Resorts Finance LLC/Wynn Resourts Capital Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	83	Monthly	10,657	617
Xerox Holdings Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	2,779	Monthly	67,714	1,129
Xerox Holdings Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	17,389	Monthly	423,915	(6,343)
Xerox Holdings Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	5,332	Monthly	129,929	(2,391)
Yum Brands, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	89	Monthly	10,635	6
Zimmer Biomet Holdings, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	275	Monthly	48,797	18
Zimmer Biomet Holdings, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	1,497	Monthly	265,260	14,710
Zimmer Biomet Holdings, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	485	Monthly	85,916	2,537

Total (Cost $59,290,114)				1,171,834		$60,370,194	$1,080,080

Short Contracts for Difference at April 30, 2021:

Over the Counter

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Advanced Micro Devices, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(753)	Monthly	$(61,461)	$(1,929)
Advanced Micro Devices, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(3,411)	Monthly	(278,421)	4,301
Advanced Micro Devices, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(2,190)	Monthly	(178,755)	3,037
Air Products & Chemicals, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(463)	Monthly	(133,770)	(1,936)
Air Products & Chemicals, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(737)	Monthly	(213,463)	(4,811)
Air Products & Chemicals, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(164)	Monthly	(47,557)	(464)
Alexandria Real Estate Equities, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(124)	Monthly	(22,457)	(261)
Alexandria Real Estate Equities, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,793)	Monthly	(326,108)	(21,624)
Alexandria Real Estate Equities, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(297)	Monthly	(53,789)	(2,045)
Altice USA, Inc., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,088)	Monthly	(39,506)	(1,030)
Altice USA, Inc., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(8,641)	Monthly	(313,760)	(10,383)
Altria Group, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(851)	Monthly	(41,368)	(1,797)
Altria Group, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(547)	Monthly	(24,239)	1,677

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Short Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Ameren Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(542)	Monthly	$(45,989)	$(1,753)
Ameren Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(515)	Monthly	(43,694)	(651)
American Airlines Group, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(5,434)	Monthly	(118,028)	(8,747)
American Airlines Group, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(7,850)	Monthly	(170,509)	5,540
American Airlines Group, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,088)	Monthly	(23,632)	445
American Electric Power Co., Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(831)	Monthly	(73,719)	(633)
American Electric Power Co., Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,746)	Monthly	(154,896)	(3,994)
American Electric Power Co., Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(592)	Monthly	(52,518)	(538)
American Tower Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(695)	Monthly	(177,927)	(3,107)
American Tower Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(362)	Monthly	(92,303)	(4,174)
American Tower Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(495)	Monthly	(126,725)	(4,381)
AmerisourceBergen Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(106)	Monthly	(12,805)	9
AmerisourceBergen Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,655)	Monthly	(199,935)	(8,566)
AmerisourceBergen Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(248)	Monthly	(29,960)	(381)
Amgen, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,186)	Monthly	(284,229)	9,822
Amgen, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(698)	Monthly	(167,278)	10,803
Amnkor Technology, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,562)	Monthly	(31,584)	4,691
Amnkor Technology, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,891)	Monthly	(58,460)	13,907
Amnkor Technology, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(943)	Monthly	(19,068)	3,658
Anthem, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(92)	Monthly	(34,908)	(2,226)
Applied Materials, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(608)	Monthly	(80,691)	1,030
Aramark Services, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(7,429)	Monthly	(288,782)	(861)
Aramark Services, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(2,202)	Monthly	(85,597)	876
Ashland Global Holdings, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(2,562)	Monthly	(220,874)	13,319
Ashland Global Holdings, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(3,027)	Monthly	(260,972)	5,542
Ashland Global Holdings, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(107)	Monthly	(9,225)	301
Assurant, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(40)	Monthly	(6,224)	(70)
AutoZone, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(128)	Monthly	(187,410)	1,885
AutoZone, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(88)	Monthly	(128,857)	(3,165)
AutoZone, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(47)	Monthly	(68,816)	153
Avantor, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,186)	Monthly	(38,000)	688
Avantor, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(5,575)	Monthly	(178,627)	2,735
Avery Dennison Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(286)	Monthly	(61,254)	(4,054)
Avery Dennison Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,477)	Monthly	(316,344)	(31,339)
Avery Dennison Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(190)	Monthly	(40,694)	(2,988)
Avis Budget Group, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(893)	Monthly	(80,023)	(8,944)
Avis Budget Group, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,810)	Monthly	(251,814)	(36,589)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Short Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Avis Budget Group, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(677)	Monthly	$(60,668)	$(7,740)
Baker Hughes Co., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,801)	Monthly	(36,165)	(469)
Baker Hughes Co., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(15,207)	Monthly	(305,373)	6,929
Baker Hughes Co., Class A	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(2,259)	Monthly	(45,363)	(408)
Ball Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,088)	Monthly	(101,882)	(1,035)
Ball Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(3,232)	Monthly	(302,650)	(5,847)
Ball Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(260)	Monthly	(24,347)	(804)
Bausch Health Cos., Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(10,554)	Monthly	(339,527)	(28,501)
Bausch Health Cos., Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(10,558)	Monthly	(339,667)	(17,808)
Bausch Health Cos., Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(3,460)	Monthly	(111,309)	(1,093)
Baxter International, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,229)	Monthly	(105,316)	2,848
Baxter International, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(5,846)	Monthly	(500,970)	(8,157)
Baxter International, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(3,019)	Monthly	(258,708)	302
Best Buy Co., Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(573)	Monthly	(66,624)	1,013
Best Buy Co., Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(4,765)	Monthly	(554,057)	15,480
Best Buy Co., Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,278)	Monthly	(148,599)	3,866
Boeing (The) Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(103)	Monthly	(24,134)	2
Boeing (The) Co.	U.S. Fed Funds	2/8/2023	JPMorgan Chase	(1,064)	Monthly	(249,320)	19,149
Boeing (The) Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(521)	Monthly	(122,080)	7,185
Booking Holdings, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1)	Monthly	(2,466)	(38)
BorgWarner, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,422)	Monthly	(69,082)	1,364
BorgWarner, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(4,770)	Monthly	(231,737)	(8,084)
BorgWarner, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,666)	Monthly	(80,935)	2,990
Boston Scientific Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(5,887)	Monthly	(256,677)	(6,068)
Boston Scientific Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(12,282)	Monthly	(535,521)	(56,945)
Boston Scientific Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(3,606)	Monthly	(157,227)	(9,816)
Boyd Gaming Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(780)	Monthly	(51,598)	885
Boyd Gaming Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(7,661)	Monthly	(506,799)	(15,586)
Boyd Gaming Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,366)	Monthly	(90,363)	(2,226)
Broadcom, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(93)	Monthly	(42,427)	(102)
Broadcom, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(690)	Monthly	(314,796)	17,502
Broadcom, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(65)	Monthly	(29,654)	1,546
Broadridge Financial Solutions, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(46)	Monthly	(7,297)	133
Brookfield Asset Management Inc., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,607)	Monthly	(73,248)	(901)
Brookfield Asset Management Inc., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(5,415)	Monthly	(246,829)	(1,720)
Brown & Brown, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(236)	Monthly	(12,551)	(758)
Brown & Brown, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,321)	Monthly	(123,433)	(7,927)
Brown & Brown, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(569)	Monthly	(30,260)	(715)
Builders FirstSource, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(965)	Monthly	(46,967)	(879)
Builders FirstSource, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(4,298)	Monthly	(209,195)	(5,236)
Camden Property Trust REIT	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(673)	Monthly	(81,085)	(479)
Camden Property Trust REIT	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,390)	Monthly	(168,800)	(13,169)
Camden Property Trust REIT	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(206)	Monthly	(24,820)	(1,103)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Short Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Campbell Soup	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(595)	Monthly	$(28,696)	$774
Campbell Soup	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(4,506)	Monthly	(216,722)	3,583
Campbell Soup	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(4,021)	Monthly	(193,505)	3,042
Canadian Natural Resources Ltd.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(12,360)	Monthly	(375,518)	6,043
Capital One Financial Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,105)	Monthly	(164,741)	(17,961)
Carnival Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,265)	Monthly	(35,370)	(1,329)
Carnival Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,086)	Monthly	(58,325)	(627)
Carrier Global Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(885)	Monthly	(38,675)	(540)
Carrier Global Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(7,060)	Monthly	(308,537)	(7,728)
Carrier Global Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,178)	Monthly	(51,480)	(346)
Catalent Pharma Solutions, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(56)	Monthly	(6,298)	41
Catalent Pharma Solutions, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,229)	Monthly	(138,227)	336
Catalent Pharma Solutions, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(239)	Monthly	(26,880)	114
CDW Corporation of Delaware	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(410)	Monthly	(73,116)	1,040
CDW Corporation of Delaware	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(415)	Monthly	(74,011)	(1,452)
CenterPoint Energy, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(2,521)	Monthly	(61,740)	(808)
CenterPoint Energy, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(9,203)	Monthly	(225,393)	(10,200)
CenterPoint Energy, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,386)	Monthly	(33,944)	(611)
CF Industries Holdings, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,109)	Monthly	(53,933)	(3,355)
Charter Communications, Inc., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(73)	Monthly	(49,163)	(1,152)
Charter Communications, Inc., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(657)	Monthly	(442,478)	(36,668)
Charter Communications, Inc., Class A	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(66)	Monthly	(44,449)	(1,822)
Chevron Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(9)	Monthly	(928)	(1)
Cisco Systems, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(4,414)	Monthly	(226,383)	938
Cisco Systems, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(3,295)	Monthly	(168,845)	2,475
Cisco Systems, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,540)	Monthly	(78,907)	659
Cleveland Cliffs, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(4,513)	Monthly	(80,603)	(3,476)
Cleveland Cliffs, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(3,502)	Monthly	(62,556)	249
Cleveland Cliffs, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(4,305)	Monthly	(76,896)	(44)
CNX Resources Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(3,161)	Monthly	(42,421)	157
CNX Resources Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(18,544)	Monthly	(248,876)	11,280
CNX Resources Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,399)	Monthly	(18,775)	853
Comcast Corp., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(4,442)	Monthly	(250,253)	(8,608)
Comcast Corp., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(8,479)	Monthly	(477,609)	(18,263)
Comcast Corp., Class A	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(2,308)	Monthly	(130,009)	(5,054)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Short Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Conagra Brands, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,318)	Monthly	$(49,247)	$1,061
Conagra Brands, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(9,145)	Monthly	(341,681)	(579)
Conagra Brands, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,353)	Monthly	(50,556)	379
ConocoPhillips	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(627)	Monthly	(32,065)	(1,054)
ConocoPhillips	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(631)	Monthly	(32,272)	(483)
ConocoPhillips	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(2,009)	Monthly	(102,744)	1,066
Consolidated Edison, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(25)	Monthly	(1,935)	(6)
Coty, Inc., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,227)	Monthly	(12,282)	(67)
Coty, Inc., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(5,296)	Monthly	(53,014)	(4,720)
Crown Castle International Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(107)	Monthly	(20,230)	(519)
Crown Castle International Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,863)	Monthly	(352,237)	(24,519)
Crown Castle International Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(190)	Monthly	(35,923)	(1,823)
D.R. Horton, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(848)	Monthly	(83,351)	(2,859)
D.R. Horton, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(4,442)	Monthly	(436,626)	(28,719)
D.R. Horton, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(189)	Monthly	(18,578)	(991)
Dell Technologies, Inc., Class C	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,412)	Monthly	(138,846)	4,498
Dentsply Sirona, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(866)	Monthly	(58,465)	(1,915)
Dentsply Sirona, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(4,528)	Monthly	(305,702)	(14,978)
Digital Realty Trust, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,651)	Monthly	(254,770)	(8,688)
Digital Realty Trust, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(816)	Monthly	(125,923)	(9,132)
Digital Realty Trust, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(175)	Monthly	(27,005)	(1,238)
DISH Network Corp., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,743)	Monthly	(78,072)	(4,936)
DISH Network Corp.,
Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(19,368)	Monthly	(867,535)	(135,851)
Dollar General Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(5)	Monthly	(1,074)	2
Dollar General Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(37)	Monthly	(7,946)	66
Dollar General Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(82)	Monthly	(17,610)	243
Dominion Energy, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,453)	Monthly	(116,097)	(699)
Dominion Energy, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(3,816)	Monthly	(304,915)	(13,630)
Dominion Energy, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(885)	Monthly	(70,714)	(1,231)
Dow, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,518)	Monthly	(94,876)	(551)
Dow, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(679)	Monthly	(42,438)	377
Dow, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(307)	Monthly	(19,188)	254
Ecolab, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(411)	Monthly	(92,679)	(3,788)
Ecolab, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(62)	Monthly	(13,896)	(262)
Edison International	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(178)	Monthly	(10,582)	305
Edison International	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(2,937)	Monthly	(176,635)	3,814
Elanco Animal Health, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(3,068)	Monthly	(97,288)	(3,333)
Elanco Animal Health, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(5,921)	Monthly	(187,758)	(4,249)
Elanco Animal Health, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(3,408)	Monthly	(108,069)	(3,040)
Emergent BioSolutions, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(789)	Monthly	(48,117)	13,883

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Short Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Enbridge, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(158)	Monthly	$(6,094)	$(247)
Enbridge, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(3,032)	Monthly	(116,951)	(4,433)
EOG Resources, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,969)	Monthly	(145,736)	(10,713)
EOG Resources, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(3,247)	Monthly	(240,279)	(6,760)
EQT Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(862)	Monthly	(16,464)	(1,181)
EQT Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(966)	Monthly	(18,452)	(1,376)
EQT Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(904)	Monthly	(17,267)	(1,293)
Equity Residential	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(4,890)	Monthly	(363,011)	(11,807)
Essential Utilities, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(637)	Monthly	(30,022)	360
Essential Utilities, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(6,953)	Monthly	(327,712)	(11,397)
Essential Utilities, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(717)	Monthly	(33,794)	(8)
Estee Lauder (The) Cos., Inc., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(7)	Monthly	(2,197)	(107)
Expedia Group, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(43)	Monthly	(7,578)	(25)
Expedia Group, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(951)	Monthly	(167,603)	(1,135)
Expedia Group, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,373)	Monthly	(241,973)	(7,808)
Fidelity National Information Services, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(722)	Monthly	(110,395)	(264)
Fidelity National Information Services, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,294)	Monthly	(197,857)	(658)
Fidelity National Information Services, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(463)	Monthly	(70,793)	964
Fiserv, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,021)	Monthly	(122,644)	4,488
Fiserv, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,168)	Monthly	(260,435)	8,927
Fortune Brands Home & Security, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(529)	Monthly	(55,535)	(423)
Fortune Brands Home & Security, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(732)	Monthly	(76,847)	(1,418)
Fortune Brands Home & Security, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(527)	Monthly	(55,325)	100
Freeport-McMoRan, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(2,359)	Monthly	(89,261)	(7,309)
Freeport-McMoRan, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,543)	Monthly	(96,119)	(2,583)
General Mills, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(2,706)	Monthly	(166,023)	1,830
General Mills, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(5,320)	Monthly	(326,282)	(1,656)
General Mills, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(294)	Monthly	(17,990)	(185)
Global Payments, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(138)	Monthly	(29,619)	213
Global Payments, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(915)	Monthly	(196,395)	2,746
Goodyear Tire & Rubber (The) Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(19,522)	Monthly	(335,993)	12,907
Goodyear Tire & Rubber (The) Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(4,671)	Monthly	(80,391)	3,220
Halliburton Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(225)	Monthly	(4,401)	(77)
Hanesbrands, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(422)	Monthly	(8,887)	(177)
Hanesbrands, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(5,281)	Monthly	(111,221)	(3,308)
Hanesbrands, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,125)	Monthly	(23,693)	(1,182)
Harley-Davidson, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(344)	Monthly	(16,639)	109

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Short Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Harley-Davidson, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(299)	Monthly	$(14,463)	$270
Hess Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(160)	Monthly	(11,922)	(1,199)
Hess Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(10,197)	Monthly	(759,818)	(18,240)
Hess Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(2,134)	Monthly	(159,010)	(8,670)
Hexcel Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(968)	Monthly	(54,606)	764
Hexcel Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(4,248)	Monthly	(239,644)	(97)
Hexcel Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,136)	Monthly	(64,085)	(287)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(18)	Monthly	(2,317)	(26)
Home Depot (The), Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(942)	Monthly	(304,902)	(2,095)
Home Depot (The), Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,544)	Monthly	(499,773)	(12,736)
Home Depot (The), Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(292)	Monthly	(94,515)	(275)
Host Hotels & Resorts, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(4,757)	Monthly	(86,388)	(5,091)
Host Hotels & Resorts, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(7,365)	Monthly	(133,755)	(4,852)
Host Hotels & Resorts, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(25,120)	Monthly	(456,197)	(15,090)
Howmet Aerospace, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,033)	Monthly	(33,015)	(558)
Howmet Aerospace, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(4,101)	Monthly	(131,073)	636
Howmet Aerospace, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(47)	Monthly	(1,502)	18
Hyatt Hotels Corp., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(107)	Monthly	(8,822)	209
Idex, Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(225)	Monthly	(50,446)	157
Idex, Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,249)	Monthly	(280,035)	(6,093)
Idex, Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(270)	Monthly	(60,536)	(1,663)
Intel Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,208)	Monthly	(69,520)	10,920
International Business Machines Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(726)	Monthly	(103,010)	(4,968)
International Business Machines Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,183)	Monthly	(167,851)	(11,009)
Iron Mountain, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(4,584)	Monthly	(183,913)	1,143
Iron Mountain, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(13,280)	Monthly	(532,822)	(36,167)
Iron Mountain, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(316)	Monthly	(12,678)	(525)
J2 Global, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(850)	Monthly	(102,852)	(605)
J2 Global, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,944)	Monthly	(235,237)	4,937
J2 Global, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(419)	Monthly	(50,701)	1,712
Juniper Networks, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(9,078)	Monthly	(230,504)	2,013
KB Home	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,880)	Monthly	(90,674)	(1,919)
KB Home	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(5,077)	Monthly	(244,878)	(4,051)
KB Home	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(945)	Monthly	(45,579)	118
Kinder Morgan, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(12,919)	Monthly	(224,167)	(12,724)
Kinder Morgan, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(31,664)	Monthly	(548,929)	(17,437)
Kinder Morgan, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(2,926)	Monthly	(50,681)	(1,758)
KLA Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(7)	Monthly	(2,208)	271
Kraft Heinz Foods Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,570)	Monthly	(64,826)	(503)
Kraft Heinz Foods Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,211)	Monthly	(91,297)	(1,009)
Kraft Heinz Foods Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(382)	Monthly	(15,773)	(92)
Lam Research Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(17)	Monthly	(10,549)	277

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Short Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Lamb Weston Holdings, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(305)	Monthly	$(24,554)	$(117)
Lamb Weston Holdings, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(3,620)	Monthly	(291,425)	(9,609)
Lamb Weston Holdings, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(519)	Monthly	(41,782)	(921)
Las Vegas Sands Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,197)	Monthly	(73,329)	(3,508)
Las Vegas Sands Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(59)	Monthly	(3,615)	30
Lear Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(43)	Monthly	(7,905)	(115)
Lear Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(313)	Monthly	(57,543)	230
Leggett & Platt, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(32)	Monthly	(1,602)	(114)
Lennar Corp., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(606)	Monthly	(62,921)	(1,693)
LIncoln National Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(2,366)	Monthly	(152,572)	(5,312)
LIncoln National Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(5,864)	Monthly	(378,383)	(9,025)
LIncoln National Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(73)	Monthly	(4,726)	(40)
Lithia Motors, Inc., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(253)	Monthly	(97,250)	(554)
Lithia Motors, Inc., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(521)	Monthly	(200,273)	4,024
Lithia Motors, Inc., Class A	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(110)	Monthly	(42,283)	637
Live Nation Entertainment, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(532)	Monthly	(43,561)	(479)
Live Nation Entertainment, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,890)	Monthly	(236,643)	6,673
Live Nation Entertainment, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(606)	Monthly	(49,621)	(990)
Lowe’s Cos., Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(616)	Monthly	(121,062)	1,821
Lowe’s Cos., Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,579)	Monthly	(310,746)	339
Lowe’s Cos., Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(474)	Monthly	(93,108)	2,760
Marsh & McLennan Cos., Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(595)	Monthly	(80,742)	(1,931)
Marsh & McLennan Cos., Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(306)	Monthly	(41,493)	140
MasTec, Inc.	U.S. Fed Funds	2/8/2023	JPMorgan Chase	(65)	Monthly	(6,783)	13
Match Group, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(255)	Monthly	(39,686)	(3,099)
Match Group, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,367)	Monthly	(368,396)	(23,903)
MDC Holdings, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,039)	Monthly	(60,949)	913
MDC Holdings, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(6,305)	Monthly	(369,872)	5,480
MDC Holdings, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(716)	Monthly	(42,002)	1,137
Medical Properties Trust, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,293)	Monthly	(28,511)	594
Medical Properties Trust, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(15,375)	Monthly	(339,037)	(2,699)
Medical Properties Trust, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(855)	Monthly	(18,853)	(129)
Metlife, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,187)	Monthly	(75,530)	(2,055)
Metlife, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(430)	Monthly	(27,362)	(349)
MGIC Investment Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(12,095)	Monthly	(184,330)	(7,568)
MGIC Investment Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(38,169)	Monthly	(581,722)	(38,359)
MGIC Investment Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(3,599)	Monthly	(54,850)	(2,631)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Short Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Molson Coors Beverage Co., Class B	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(109)	Monthly	$(5,990)	$(291)
Molson Coors Beverage Co., Class B	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,221)	Monthly	(67,097)	(2,895)
Molson Coors Beverage Co., Class B	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(95)	Monthly	(5,221)	(191)
Mondelez International, Inc., Class A	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,485)	Monthly	(90,307)	(1,875)
Mondelez International, Inc., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(7,678)	Monthly	(468,893)	(16,239)
Mondelez International, Inc., Class A	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,335)	Monthly	(81,193)	(2,815)
MSCI, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(73)	Monthly	(35,462)	(288)
MSCI, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(125)	Monthly	(60,721)	(81)
MSCI, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(48)	Monthly	(23,317)	69
Nasdaq, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(336)	Monthly	(54,278)	(612)
Nasdaq, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(654)	Monthly	(105,651)	(2,849)
Nasdaq, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(60)	Monthly	(9,693)	(90)
National Oilwell Varco, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(2,631)	Monthly	(39,334)	(4,092)
National Oilwell Varco, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(6,042)	Monthly	(90,332)	(9,203)
National Oilwell Varco, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(2,408)	Monthly	(36,000)	(2,974)
Navient Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(24,489)	Monthly	(412,169)	(55,054)
Navient Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(871)	Monthly	(14,659)	(1,816)
NCR Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(3,438)	Monthly	(157,291)	(16,470)
NCR Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(5,565)	Monthly	(254,613)	(35,867)
Netflix, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(123)	Monthly	(63,158)	(578)
Nexstar Media Group, Inc., Class A	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(24)	Monthly	(3,538)	17
Nielson Holdings PLC	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(5,898)	Monthly	(151,297)	(662)
Northrop Grumman Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(454)	Monthly	(160,918)	(5,001)
Northrop Grumman Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,551)	Monthly	(549,765)	(26,568)
Northrop Grumman Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(94)	Monthly	(33,319)	(935)
NRG Energy, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,690)	Monthly	(61,086)	1,220
NRG Energy, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(11,632)	Monthly	(420,460)	23,661
NRG Energy, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,414)	Monthly	(51,111)	3,121
Nucor Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(814)	Monthly	(67,820)	(3,210)
NVDIA Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(252)	Monthly	(151,298)	(1,406)
NVDIA Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(302)	Monthly	(181,324)	(4,901)
NVDIA Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(99)	Monthly	(59,440)	3,733
NVR, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(7)	Monthly	(35,127)	(1,343)
NVR, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(19)	Monthly	(95,349)	(4,695)
NVR, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(3)	Monthly	(15,055)	(610)
Onemain Holdings, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(448)	Monthly	(25,478)	(1,146)
Onemain Holdings, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(3,198)	Monthly	(181,877)	(7,532)
Onemain Holdings, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,054)	Monthly	(59,943)	(2,492)
Oracle Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(694)	Monthly	(52,608)	2,151

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Short Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

PBF Energy, Inc., Class A	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(84)	Monthly	$(1,191)	$(13)
PG&E Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(7,111)	Monthly	(80,500)	(754)
PG&E Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(610)	Monthly	(6,905)	(94)
Pioneer Natural Resources Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,566)	Monthly	(240,901)	(11,827)
Pioneer Natural Resources Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(3,503)	Monthly	(540,344)	(17,945)
Pioneer Natural Resources Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(519)	Monthly	(79,841)	(839)
Post Holdings, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(143)	Monthly	(16,271)	(139)
Post Holdings, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(406)	Monthly	(46,196)	(420)
Post Holdings, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(211)	Monthly	(24,008)	(754)
PPG Industries, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(234)	Monthly	(40,071)	74
PPG Industries, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(961)	Monthly	(164,569)	(20,541)
PPG Industries, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,189)	Monthly	(203,612)	(20,541)
Progressive Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(358)	Monthly	(36,065)	(212)
Progressive Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(102)	Monthly	(10,276)	(29)
Progressive Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(155)	Monthly	(15,615)	(53)
Prologis, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,154)	Monthly	(134,478)	(2,137)
Prologis, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,068)	Monthly	(240,996)	(15,837)
Prologis, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(234)	Monthly	(27,269)	(977)
Prudential Financial, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(412)	Monthly	(41,349)	(1,492)
Prudential Financial, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,369)	Monthly	(237,764)	(14,368)
Prudential Financial, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,739)	Monthly	(174,532)	(5,081)
PulteGroup, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(398)	Monthly	(23,550)	(23)
PVH Corp.	U.S. Fed Funds	2/8/2023	JPMorgan Chase	(41)	Monthly	(4,640)	16
Qorvo, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(495)	Monthly	(93,148)	724
Qorvo, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(185)	Monthly	(34,812)	101
Quanta Services, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(343)	Monthly	(33,337)	124
Radian Group, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,754)	Monthly	(43,219)	(807)
Radian Group, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(16,850)	Monthly	(415,206)	(17,067)
Raytheon Technologies Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(279)	Monthly	(23,224)	(1,256)
Raytheon Technologies Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(3,850)	Monthly	(320,491)	(22,265)
Raytheon Technologies Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(708)	Monthly	(58,936)	(3,671)
Realty Income Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(751)	Monthly	(52,109)	(230)
Realty Income Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(3,909)	Monthly	(271,239)	(15,014)
Realty Income Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(974)	Monthly	(67,583)	(2,072)
Regeneron Pharmaceuticals, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(142)	Monthly	(68,345)	2,020
Regeneron Pharmaceuticals, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(12)	Monthly	(5,776)	300
Roper Technologies, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(128)	Monthly	(57,145)	(1,917)
Roper Technologies, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(316)	Monthly	(141,163)	(8,213)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Short Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Roper Technologies, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(134)	Monthly	$(59,824)	$(1,748)
Royal Caribbean Cruises Ltd.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(583)	Monthly	(50,693)	(1,616)
Royal Caribbean Cruises Ltd.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(4,587)	Monthly	(398,858)	3,783
Royal Caribbean Cruises Ltd.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(576)	Monthly	(50,085)	(1,413)
S&P Global, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(94)	Monthly	(36,697)	(667)
S&P Global, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(453)	Monthly	(176,855)	(9,718)
S&P Global, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(10)	Monthly	(3,904)	(119)
SBA Communications Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(5)	Monthly	(1,499)	(26)
SBA Communications Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(194)	Monthly	(58,147)	(2,534)
Schlumberger Ltd.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(248)	Monthly	(6,714)	(234)
Scotts Miracle-Gro (The) Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(172)	Monthly	(39,760)	(291)
Scotts Miracle-Gro (The) Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,344)	Monthly	(310,697)	22,498
Scotts Miracle-Gro (The) Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(116)	Monthly	(26,816)	495
Seagate Technology PLC	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(757)	Monthly	(70,280)	(3,981)
Seagate Technology PLC	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,823)	Monthly	(169,253)	(16,489)
Seagate Technology PLC	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,093)	Monthly	(101,474)	2,220
Sealed Air Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(4,583)	Monthly	(226,404)	(5,457)
Sealed Air Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(4,638)	Monthly	(229,128)	(16,677)
Sealed Air Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,397)	Monthly	(69,014)	(2,573)
Semiconductor Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(165)	Monthly	(6,435)	318
Semiconductor Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,158)	Monthly	(84,165)	7,590
Semiconductor Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(278)	Monthly	(10,842)	1,169
Sempra Energy	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(881)	Monthly	(121,207)	(3,441)
Sensta Technologies Holding PLC	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(266)	Monthly	(15,359)	207
Sensta Technologies Holding PLC	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(18)	Monthly	(1,039)	9
Sherwin-Williams (The) Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(383)	Monthly	(104,894)	(1,587)
Sherwin-Williams (The) Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,342)	Monthly	(367,552)	(26,376)
Sherwin-Williams (The) Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(178)	Monthly	(48,751)	(2,154)
Simon Property Group, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(428)	Monthly	(52,617)	(3,615)
Sirus XM Holdings, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(8,312)	Monthly	(50,704)	1,620
Sirus XM Holdings, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(11,149)	Monthly	(68,012)	1,659
SLM Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(212)	Monthly	(4,168)	(208)
Southern (The) Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(222)	Monthly	(14,690)	(238)
Southwest Airlines Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(6,141)	Monthly	(385,538)	(10,507)
Southwest Airlines Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(4,449)	Monthly	(279,324)	2,205
Southwest Airlines Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(153)	Monthly	(9,606)	(468)
Stanley Black & Decker, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(586)	Monthly	(121,169)	203
Stanley Black & Decker, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,037)	Monthly	(214,432)	(7,218)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Short Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

Stanley Black & Decker, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(289)	Monthly	$(59,759)	$(1,179)
Suncor Energy, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(648)	Monthly	(13,881)	(254)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(970)	Monthly	(33,747)	(1,960)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,837)	Monthly	(63,891)	(3,625)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(452)	Monthly	(15,700)	1
TC Energy Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(6,449)	Monthly	(323,050)	(18,141)
TC Energy Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(10,523)	Monthly	(523,832)	(28,228)
TC Energy Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,882)	Monthly	(93,106)	(2,921)
Teck Resources Ltd., Class B	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(659)	Monthly	(13,951)	22
Teck Resources Ltd., Class B	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(26,837)	Monthly	(568,166)	(26,931)
Teck Resources Ltd., Class B	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(1,275)	Monthly	(26,992)	1,289
TEGNA, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(859)	Monthly	(17,232)	944
TEGNA, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(4,597)	Monthly	(92,223)	2,126
TEGNA, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(10,313)	Monthly	(206,887)	9,272
Tenet Healthcare Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(725)	Monthly	(42,964)	(2,234)
Tenet Healthcare Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,449)	Monthly	(145,139)	(19,875)
Tesla, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(114)	Monthly	(80,877)	533
Tesla, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(383)	Monthly	(271,729)	(8,533)
Tesla, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(247)	Monthly	(175,239)	7,257
Textron, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(260)	Monthly	(16,702)	(293)
Textron, Inc.	U.S. Fed Funds	2/8/2023	JPMorgan Chase	(171)	Monthly	(10,985)	(214)
Textron, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(91)	Monthly	(5,846)	(298)
T-Mobile US, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(410)	Monthly	(54,174)	(165)
T-Mobile US, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(3,448)	Monthly	(455,598)	(6,489)
TransDigm, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(36)	Monthly	(22,095)	(186)
TransDigm, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(693)	Monthly	(425,343)	1,266
TransDigm, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(12)	Monthly	(7,365)	(108)
Twitter, Inc.	U.S. Fed Funds	2/8/2023	JPMorgan Chase	(62)	Monthly	(3,424)	596
Union Pacific Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(659)	Monthly	(146,363)	660
United Airlines Holdings, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(4,659)	Monthly	(253,462)	20,209
United Rentals North America, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(589)	Monthly	(188,453)	(5,869)
United Rentals North America, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,525)	Monthly	(487,949)	1,479
United Rentals North America, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(755)	Monthly	(241,572)	4,097
United States Steel Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,946)	Monthly	(44,778)	(1,441)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Short Contracts for Difference at April 30, 2021:

Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Market Value	Unrealized Appreciation (Depreciation)

United States Steel Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,196)	Monthly	$(50,538)	$(401)
United States Steel Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(2,587)	Monthly	(59,529)	(2,227)
UnitedHealth Group, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(427)	Monthly	(170,290)	(968)
UnitedHealth Group, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(925)	Monthly	(368,909)	(31,386)
UnitedHealth Group, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(29)	Monthly	(11,566)	(143)
Universal Health Services, Inc., Class B	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(751)	Monthly	(111,457)	(1,108)
Universal Health Services, Inc., Class B	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,611)	Monthly	(239,099)	(14,006)
Universal Health Services, Inc., Class B	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(995)	Monthly	(147,671)	(3,259)
US Foods Holding Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(169)	Monthly	(7,007)	(379)
US Foods Holding Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(544)	Monthly	(22,555)	(1,046)
US Foods Holding Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(313)	Monthly	(12,977)	(815)
Valero Energy Corp.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(891)	Monthly	(65,899)	(4,884)
Valero Energy Corp.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(5,796)	Monthly	(428,696)	(7,599)
Valero Energy Corp.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(184)	Monthly	(13,609)	(473)
Verisk Analytics, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(46)	Monthly	(8,657)	(49)
Verisk Analytics, Inc.	U.S. Fed Funds	2/8/2023	JPMorgan Chase	(172)	Monthly	(32,370)	20
Verizon Communications, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,280)	Monthly	(74,775)	(1,456)
Verizon Communications, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(2,091)	Monthly	(122,064)	(1,428)
Verizon Communications, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(599)	Monthly	(34,993)	(431)
VICI Properties, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(492)	Monthly	(15,597)	(546)
VICI Properties, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(12,144)	Monthly	(384,985)	(31,235)
VICI Properties, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(428)	Monthly	(13,568)	(964)
Waste Connections, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,182)	Monthly	(140,790)	(2,461)
Waste Connections, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(1,849)	Monthly	(220,246)	(9,211)
Waste Connections, Inc.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(291)	Monthly	(34,662)	(988)
Welltower, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(321)	Monthly	(24,086)	131
Weyerhaeuser Co.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(4,582)	Monthly	(177,647)	(4,005)
Weyerhaeuser Co.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(10,152)	Monthly	(393,606)	(6,432)
Weyerhaeuser Co.	U.S. Fed Funds + 0.06%	2/27/2023	Goldman Sachs	(3,009)	Monthly	(116,664)	(787)
Yum Brands, Inc.	U.S. Fed Funds + 0.05%	1/21/2022	Barclays	(1,032)	Monthly	(123,349)	(1,758)
Yum Brands, Inc.	U.S. Fed Funds + 0.18%	2/8/2023	JPMorgan Chase	(296)	Monthly	(35,381)	(520)

Total (Cost $57,704,709)				(1,099,201)		$(59,180,317)	$(1,475,608)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Interest Rate Swap Contracts outstanding at April 30, 2021:

Exchange Traded

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

28-Day MXN-TIIE-BANXICO (Monthly)	5.78% (Monthly)	9/9/2026	MXN	26,320,000	$(29,431)	$—	$(29,431)
28-Day MXN-TIIE-BANXICO (Monthly)	6.37% (Monthly)	9/9/2026	MXN	19,890,000	2,907	—	2,907
28-Day MXN-TIIE-BANXICO (Monthly)	6.11% (Monthly)	9/9/2026	MXN	9,910,000	(4,050)	—	(4,050)
28-Day MXN-TIIE-BANXICO (Monthly)	6.26% (Monthly)	9/9/2026	MXN	4,490,000	(379)	—	(379)
28-Day MXN-TIIE-BANXICO (Monthly)	6.38% (Monthly)	9/9/2026	MXN	4,280,000	684	—	684
(0.19)% (Annually)	6M EUR EURIBOR (Semi-Annually)	9/15/2026	EUR	490,000	(522)	—	(522)
(0.26)% (Annually)	6M EUR EURIBOR (Semi-Annually)	9/15/2026	EUR	1,770,000	5,414	1,040	4,374
(0.27)% (Annually)	6M EUR EURIBOR (Semi-Annually)	9/15/2026	EUR	790,000	3,067	—	3,067
(0.28)% (Annually)	6M EUR EURIBOR (Semi-Annually)	9/15/2026	EUR	2,020,000	9,014	—	9,014
0.38% (Annually)	3M SEK STBOR (Quarterly)	9/15/2026	SEK	5,600,000	1,617	—	1,617
0.39% (Annually)	3M SEK STBOR (Quarterly)	9/15/2026	SEK	18,780,000	4,307	38	4,269
0.40% (Annually)	3M SEK STBOR (Quarterly)	9/15/2026	SEK	20,450,000	3,623	(241)	3,864
0.41% (Annually)	3M SEK STBOR (Quarterly)	9/15/2026	SEK	15,720,000	2,058	85	1,973
0.43% (Annually)	3M SEK STBOR (Quarterly)	9/15/2026	SEK	11,040,000	190	—	190
0.48% (Annually)	3M SEK STBOR (Quarterly)	9/15/2026	SEK	3,690,000	(1,148)	(42)	(1,106)
0.48% (Annually)	1-Day GBP Sterling Overnight Index Average Rate (Annually)	9/15/2026	GBP	1,060,000	6,380	561	5,819
0.51% (Annually)	1-Day GBP Sterling Overnight Index Average Rate (Annually)	9/15/2026	GBP	160,000	691	(8)	699
0.52% (Annually)	1-Day GBP Sterling Overnight Index Average Rate (Annually)	9/15/2026	GBP	150,000	484	—	484
0.53% (Annually)	1-Day GBP Sterling Overnight Index Average Rate (Annually)	9/15/2026	GBP	1,870,000	5,085	—	5,085
0.56% (Annually)	1-Day GBP Sterling Overnight Index Average Rate (Annually)	9/15/2026	GBP	520,000	205	—	205
0.57% (Annually)	1-Day GBP Sterling Overnight Index Average Rate (Annually)	9/15/2026	GBP	340,000	(87)	—	(87)
0.57% (Annually)	1-Day GBP Sterling Overnight Index Average Rate (Annually)	9/15/2026	GBP	130,000	27	—	27
0.98% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/15/2026	AUD	490,000	656	—	656
0.99% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/15/2026	AUD	120,000	108	—	108
1.00% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/15/2026	AUD	970,000	580	—	580
1.01% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/15/2026	AUD	970,000	326	—	326
1.02% (Semi-Annually)	3M USD LIBOR (Quarterly)	9/15/2026	USD	1,070,000	3,728	—	3,728

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Interest Rate Swap Contracts outstanding at April 30, 2021:

Exchange Traded (continued)

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

1.02% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/15/2026	AUD	550,000	$ (46)	$ —	$ (46)
1.04% (Semi-Annually)	3M USD LIBOR (Quarterly)	9/15/2026	USD	600,000	1,499	—	1,499
1.04% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/15/2026	AUD	233,310	(237)	—	(237)
1.05% (Semi-Annually)	3M USD LIBOR (Quarterly)	9/15/2026	USD	1,750,000	3,261	—	3,261
1.07% (Semi-Annually)	3M USD LIBOR (Quarterly)	9/15/2026	USD	680,000	627	—	627
1.09% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/15/2026	AUD	233,345	(627)	—	(627)
1.10% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/15/2026	AUD	720,000	(2,260)	—	(2,260)
1.11% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/15/2026	AUD	2,023,345	(7,465)	—	(7,465)
1.16% (Semi-Annually)	3M USD LIBOR (Quarterly)	9/15/2026	USD	360,000	(1,211)	—	(1,211)
1.21% (Semi-Annually)	3M USD LIBOR (Quarterly)	9/15/2026	USD	490,000	(2,915)	—	(2,915)
3M CAD CIDOR (Semi-Annually)	1.61% (Semi-Annually)	9/15/2026	CAD	1,970,000	6,157	—	6,157
3M CAD CIDOR (Semi-Annually)	1.52% (Semi-Annually)	9/15/2026	CAD	1,580,000	(631)	—	(631)
3M CAD CIDOR (Semi-Annually)	1.55% (Semi-Annually)	9/15/2026	CAD	960,000	673	—	673
3M CAD CIDOR (Semi-Annually)	1.53% (Semi-Annually)	9/15/2026	CAD	900,000	(227)	—	(227)
3M CAD CIDOR (Semi-Annually)	1.59% (Semi-Annually)	9/15/2026	CAD	730,000	1,693	—	1,693
3M CAD CIDOR (Semi-Annually)	1.58% (Semi-Annually)	9/15/2026	CAD	650,000	1,251	(533)	1,784
3M CAD CIDOR (Semi-Annually)	1.64% (Semi-Annually)	9/15/2026	CAD	250,000	1,069	—	1,069
3M HKD HIBOR (Quarterly)	1.23% (Quarterly)	9/15/2026	HKD	7,894,500	9,140	—	9,140
3M HKD HIBOR (Quarterly)	1.25% (Quarterly)	9/15/2026	HKD	5,955,500	7,463	—	7,463
3M HKD HIBOR (Quarterly)	1.12% (Quarterly)	9/15/2026	HKD	2,480,000	1,178	—	1,178
3M HKD HIBOR (Quarterly)	1.13% (Quarterly)	9/15/2026	HKD	1,890,000	1,012	—	1,012
3M HKD HIBOR (Quarterly)	1.16% (Quarterly)	9/15/2026	HKD	1,760,000	1,239	—	1,239
3M HKD HIBOR (Quarterly)	1.10% (Quarterly)	9/15/2026	HKD	300,000	90	—	90
6.02% (Quarterly)	3M ZAR JIBAR (Quarterly)	9/15/2026	ZAR	5,890,000	4,166	—	4,166
6.06% (Quarterly)	3M ZAR JIBAR (Quarterly)	9/15/2026	ZAR	5,950,000	3,495	—	3,495
6M PLN WIBOR (Semi-Annually)	1.47% (Annually)	9/15/2026	PLN	2,830,000	(4,645)	—	(4,645)
6M PLN WIBOR (Semi-Annually)	1.45% (Annually)	9/15/2026	PLN	1,500,000	(2,896)	—	(2,896)
6M PLN WIBOR (Semi-Annually)	1.41% (Annually)	9/15/2026	PLN	1,480,000	(3,520)	—	(3,520)
6M PLN WIBOR (Semi-Annually)	1.58% (Annually)	9/15/2026	PLN	1,450,000	(297)	—	(297)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Interest Rate Swap Contracts outstanding at April 30, 2021:

Exchange Traded (continued)

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

6M PLN WIBOR (Semi-Annually)	1.56% (Annually)	9/15/2026	PLN	1,360,000	$(583)	$—	$(583)
6M PLN WIBOR (Semi-Annually)	1.36% (Annually)	9/15/2026	PLN	1,240,000	(3,742)	—	(3,742)
6M PLN WIBOR (Semi-Annually)	1.39% (Annually)	9/15/2026	PLN	1,210,000	(3,187)	—	(3,187)
6M PLN WIBOR (Semi-Annually)	1.46% (Annually)	9/15/2026	PLN	1,160,000	(1,973)	—	(1,973)
6M SGD SIBOR (Semi-Annually)	1.07% (Semi-Annually)	9/15/2026	SGD	1,300,000	(6,116)	—	(6,116)
6M SGD SIBOR (Semi-Annually)	1.10% (Semi-Annually)	9/15/2026	SGD	880,000	(3,082)	—	(3,082)
6M SGD SIBOR (Semi-Annually)	1.20% (Semi-Annually)	9/15/2026	SGD	865,000	26	—	26
6M SGD SIBOR (Semi-Annually)	1.08% (Semi-Annually)	9/15/2026	SGD	810,000	(3,511)	—	(3,511)
6M SGD SIBOR (Semi-Annually)	1.18% (Semi-Annually)	9/15/2026	SGD	660,000	(420)	—	(420)
6M SGD SIBOR (Semi-Annually)	1.22% (Semi-Annually)	9/15/2026	SGD	610,000	571	—	571
6M SGD SIBOR (Semi-Annually)	1.15% (Semi-Annually)	9/15/2026	SGD	400,000	(735)	—	(735)
6M SGD SIBOR (Semi-Annually)	1.20% (Semi-Annually)	9/15/2026	SGD	370,000	(30)	—	(30)
6M SGD SIBOR (Semi-Annually)	1.06% (Semi-Annually)	9/15/2026	SGD	295,000	(1,497)	—	(1,497)
6M SGD SIBOR (Semi-Annually)	1.11% (Semi-Annually)	9/15/2026	SGD	295,000	(1,006)	—	(1,006)
6M SGD SIBOR (Semi-Annually)	1.26% (Semi-Annually)	9/15/2026	SGD	220,000	527	—	527

Total					$ 7,812	$ 900	$ 6,912

Interest Rate Swap Contracts outstanding at April 30, 2021:

Over the Counter

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

3M KRW KWCDC (Quarterly)	1.58% (Quarterly)	Citibank	9/15/2026	KRW	998,525,700	$(449)	$—	$(449)
3M KRW KWCDC (Quarterly)	1.58% (Quarterly)	JPMorgan Chase	9/15/2026	KRW	716,960,000	(360)	—	(360)
3M KRW KWCDC (Quarterly)	1.60% (Quarterly)	Bank of America	9/15/2026	KRW	612,396,800	315	—	315

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Interest Rate Swap Contracts outstanding at April 30, 2021:

Over the Counter (continued)

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

3M KRW KWCDC (Quarterly)	1.57% (Quarterly)	JPMorgan Chase	9/15/2026	KRW	218,017,500	$(204)	$—	$(204)
6M SGD SIBOR (Semi-Annually)	1.31% (Semi-Annually)	JPMorgan Chase	9/15/2026	SGD	1,080,000	4,587	—	4,587

Total						$3,889	$—	$3,889

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Valuation Hierarchy

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Fund’s investments carried at fair value:

Morningstar Alternatives Fund	Level 1	Level 2	Level 3	Totals

Investments
Assets:
Asset-Backed Securities	$—	$27,613,379	$—	$27,613,379
Common Stocks	70,851,261	9,923,750	—	80,775,011
Convertible Bonds	—	78,632,409	107,845	78,740,254
Convertible Preferred Stocks	3,684,567	2,795,912	—	6,480,479
Corporate Bonds	—	46,250,081	—	46,250,081
Foreign Issuer Bonds	—	7,008,255	—	7,008,255
Mortgage-Backed Securities	—	41,104,179	—	41,104,179
Preferred Stocks	1,226,094	—	—	1,226,094
Rights	—	—*	54,544	54,544
Warrants	—	—	19,992	19,992
Investment Companies	2,359,351	—	—	2,359,351
Short-Term Investments	59,561,801	—	—	59,561,801
Purchased Options	136,549	—	—	136,549

Total Assets – Investments at value	$137,819,623	$213,327,965	$182,381	$351,329,969

Liabilities:
Common Stocks	$(57,914,033)	$—	$—	$(57,914,033)
Mortgage-Backed Securities	—	(2,810,944)	—	(2,810,944)
Investment Companies	(228,377)	—	—	(228,377)

Total Liabilities – Investments at value	$(58,142,410)	$(2,810,944)	$—	$(60,953,354)

Net Investments	$79,677,213	$210,517,021	$182,381	$290,376,615

*Amount rounds to less than one dollar.

Morningstar Alternatives Fund	Level 1	Level 2	Level 3	Totals

Derivative Financial Instruments
Assets:
Futures Contracts	$274,806	$—	$—	$274,806
Forward Foreign Currency Exchange Contracts	—	72,017	—	72,017
Contracts for Difference at Fair Value	—	60,370,194	—	60,370,194
Swap Agreements at Fair Value	—	101,190	—	101,190

Total Assets - Derivative Financial Instruments	$274,806	$60,543,401	$—	$60,818,207

Liabilities:
Futures Contracts	$(86,704)	$—	$—	$(86,704)
Forward Foreign Currency Exchange Contracts	—	(68,025)	—	(68,025)
Written Options at Fair Value	(182,065)	—	—	(182,065)
Contracts for Difference at Fair Value	—	(59,180,317)	—	(59,180,317)
Swap Agreements at Fair Value	—	(89,489)	—	(89,489)

Total Liabilities - Derivative Financial Instruments	$(268,769)	$(59,337,831)	$—	$(59,606,600)

Net Derivative Financial Instruments	$6,037	$1,205,570	$—	$1,211,607

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2021

Schedule of Investments (continued)

Morningstar Alternatives Fund

Investments classified within Level 3 of the fair value hierarchy are valued by Morningstar Investment Management LLC (“MIM”) in good faith under procedures adopted by authority of the Fund’s Board of Trustees. MIM employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. MIM reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, MIM will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Statements of Assets and Liabilities

	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund

Assets
Investments in non-affiliates, at value	$1,700,476,708	$1,074,187,742	$272,038,132	$932,879,192	$420,547,061
Foreign currencies, at value	2,448	527,285	51,654	438,549	—
Due from broker	—	—	—	11,940,795	—
Receivable from Adviser	100,404	184,459	8,429	174,655	26,835
Receivable for:
Dividends and interest	635,066	1,489,238	558,355	3,492,299	4,188,698
Foreign tax reclaims	95,017	449,982	212,741	7,748	—
Investments sold	16,041,387	1,330,250	476,241	107,010,839	—
Fund shares sold	683,890	477,169	204,499	1,054,383	216,482
Variation margin on futures contracts	—	—	—	156,059	—
Variation margin on exchange traded swap agreements	—	—	—	26,990	—
Unrealized appreciation on OTC swap agreements	—	—	—	56,248	—
Unrealized appreciation on forward foreign currency exchange contracts	—	118,885	—	201,143	—
Upfront premiums paid on swap agreements	—	—	—	3,020,567	—
Prepaid expenses and other assets	19,947	16,416	8,691	11,728	10,938

Total assets	1,718,054,867	1,078,781,426	273,558,742	1,060,471,195	424,990,014

Liabilities
Investments sold short, at value	—	—	—	22,847,829	—
Written options, at value	—	—	—	1,733,849	—
Due to broker	—	—	—	7,102,286	—
Unrealized depreciation on OTC swap agreements	—	—	—	44,928	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	183,990	—
Payable for:
Investments purchased on a delayed-delivery basis	—	437,996	—	193,493,190	7,038,345
Investments purchased	12,398,394	1,585,574	709,417	326,874	208,295
Variation margin on futures contracts	—	—	—	46,760	—
Variation margin on exchange traded swap agreements	—	—	—	80,389	—
Fund shares redeemed	1,585,777	854,370	210,697	779,034	289,229
Distributions	—	—	1,790	7,251	—
Dividends on short sales	—	—	—	62,229	—
Deferred capital gains tax	—	600,042	—	—	—

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Statements of Assets and Liabilities (continued)

	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund

Upfront premiums received from swap agreements	—	—	—	168,610	—
Accrued management fees	931,951	742,250	77,238	296,908	150,819
Accrued trustee fees	17,172	11,252	2,688	8,442	4,317
Accrued expenses	390,037	367,566	124,871	369,658	129,696

Total liabilities	15,323,331	4,599,050	1,126,701	227,552,227	7,820,701

Net assets	$1,702,731,536	$1,074,182,376	$272,432,041	$832,918,968	$417,169,313

Analysis of net assets:
Paid in capital	$1,186,190,830	$824,640,889	$235,182,915	$830,807,440	$405,162,699
Distributable earnings (loss)	516,540,706	249,541,487	37,249,126	2,111,528	12,006,614

Net assets	$1,702,731,536	$1,074,182,376	$272,432,041	$832,918,968	$417,169,313

Shares outstanding:	123,921,509	84,418,112	23,445,539	77,939,715	38,801,873
Net asset value, offering price and redemption price per share:	$13.74	$12.72	$11.62	$10.69	$10.75

Investments in non-affiliates, at cost	$1,278,943,443	$843,236,415	$238,723,266	$932,267,264	$408,652,021
Foreign currencies, at cost	$2,236	$526,099	$51,650	$443,740	$—
Investments sold short proceeds	$—	$—	$—	$23,314,771	$—
Written option premiums	$—	$—	$—	$1,417,746	$—

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Statements of Assets and Liabilities (continued)

	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Unconstrained Allocation Fund	Morningstar Alternatives Fund

Assets
Investments in non-affiliates, at value	$203,026,177	$235,570,510	$210,672,900	$351,329,969
Cash	—	—	—	51,083,591
Foreign currencies, at value	—	621,279	190,792	847,924
Due from broker	—	574,802	94,839	10,169,431
Receivable from Adviser	29,521	32,154	11,167	298,211
Receivable for:
Dividends and interest	261,886	2,847,628	270,575	1,112,004
Foreign tax reclaims	—	49,576	6,559	2,338
Investments sold	—	1,688,284	22,620	24,598,799
Fund shares sold	334,733	330,612	113,444	185,081
Variation margin on futures contracts	—	—	—	17,348
Variation margin on exchange traded swap agreements	—	—	—	10,602
Unrealized appreciation on OTC swap agreements	—	—	—	2,015,938
Unrealized appreciation on forward foreign currency exchange contracts	—	456,698	229,170	72,017
Upfront premiums paid on swap agreements	—	76,277	—	1,724
Prepaid expenses and other assets	6,254	8,766	8,779	7,244

Total assets	203,658,571	242,256,586	211,620,845	441,752,221

Liabilities
Investments sold short, at value	—	—	—	60,953,354
Written options, at value	—	—	—	182,065
Due to broker	—	280,000	70,000	845,601
Unrealized depreciation on OTC swap agreements	—	29,997	—	2,407,577
Unrealized depreciation on forward foreign currency exchange contracts	—	686,020	199,783	68,025
Payable for:
Investments purchased on a delayed-delivery basis	1,144,977	434,994	—	44,847,928
Investments purchased	1,449,910	3,258,923	286,881	3,451,694
Variation margin on futures contracts	—	—	2,813	79,701
Variation margin on exchange traded swap agreements	—	—	—	23,545
Fund shares redeemed	383,671	155,760	166,323	332,247
Distributions	3,461	—	—	—
Dividends on short sales	—	—	—	20,929
Upfront premiums received from swap agreements	—	—	—	824
Accrued management fees	60,657	123,129	81,299	217,305
Accrued trustee fees	2,157	2,564	2,149	3,088
Accrued expenses	84,896	142,914	85,084	547,312

Total liabilities	3,129,729	5,114,301	894,332	113,981,195

Net assets	$200,528,842	$237,142,285	$210,726,513	$327,771,026

Analysis of net assets:
Paid in capital	$197,482,569	$231,135,110	$163,961,890	$316,688,650
Distributable earnings (loss)	3,046,273	6,007,175	46,764,623	11,082,376

Net assets	$200,528,842	$237,142,285	$210,726,513	$327,771,026

Shares outstanding:	19,588,661	22,544,463	17,440,173	30,614,193

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Statements of Assets and Liabilities (continued)

	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Unconstrained Allocation Fund	Morningstar Alternatives Fund
Net asset value, offering price and redemption price per share:	$10.24	$10.52	$12.08	$ 10.71
Investments in non-affiliates, at cost	$201,541,005	$230,592,924	$172,021,520	$334,107,620
Foreign currencies, at cost	$—	$620,907	$191,356	$ 843,637
Investments sold short proceeds	$—	$—	$—	$ 51,909,548
Written option premiums	$—	$—	$—	$ 247,965

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Statements of Operations

	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund

Investment income
Dividend income from non-affiliates (net of foreign withholding taxes)	$27,877,825	$18,272,413	$9,768,284	$365,517	$232,906
Interest income (net of foreign withholding taxes)	1,757	—	205,617	12,100,638	9,172,488

Total investment income	27,879,582	18,272,413	9,973,901	12,466,155	9,405,394

Expenses
Management fees (Note 5)	9,317,813	7,657,665	895,088	2,830,222	1,611,536
Administration and custody fees	722,395	748,866	167,746	806,950	193,177
Transfer agent fees	7,464	7,216	7,213	7,224	7,187
Sub-accounting fees	1,355,040	900,511	251,477	614,346	365,709
Audit and tax fees	63,288	119,696	80,648	44,912	44,900
Legal fees	176,596	117,117	32,833	80,727	46,885
Trustees’ fees	198,154	132,509	38,213	91,808	51,613
Registration and filing fees	72,177	58,523	33,804	83,960	42,400
Printing and postage fees	102,527	108,307	43,584	61,908	27,764
Dividend and interest on securities sold short	—	—	—	33,648	—
Other expenses	116,608	80,107	29,332	90,367	39,465

Total expenses	12,132,062	9,930,517	1,579,938	4,746,072	2,430,636

Less waiver of management fees (Note 5)	(909,071)	(1,674,908)	(9,704)	(1,354,802)	(299,386)

Net expenses	11,222,991	8,255,609	1,570,234	3,391,270	2,131,250

Net investment income	16,656,591	10,016,804	8,403,667	9,074,885	7,274,144

Realized and unrealized gains (losses)
Net realized gains (losses) on:
Investments	135,110,156	41,442,215	5,395,324	11,403,285	1,078,614
Investments sold short	—	—	—	(316,021)	—
Swap agreements	—	—	—	(2,246,413)	—
Futures contracts	—	—	—	(3,767,928)	—
Written options contracts	—	—	—	2,071,862	—
Forward foreign currency exchange contracts	—	(198,545)	—	(232,684)	—
Foreign currency transactions	(6,402)	(9,572)	(40,500)	376,748	—

Net realized gains	135,103,754	41,234,098	5,354,824	7,288,849	1,078,614

Net change in unrealized appreciation (depreciation) on:
Investments	428,733,509	308,515,230 [1]	44,949,496 [1]	(9,736,726)	19,775,057
Investments sold short	—	—	—	565,299	—
Swap agreements	—	—	—	6,483,183	—
Futures contracts	—	—	—	(481,480)	—
Written options contracts	—	—	—	(523,941)	—
Forward foreign currency exchange contracts	—	132,198	—	(243,536)	—

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Statements of Operations (continued)

	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund

Foreign currency transactions	2,864	2,888	6,828	731	—

Net change in unrealized appreciation (depreciation)	428,736,373	308,650,316	44,956,324	(3,936,470)	19,775,057

Net realized and unrealized gains	563,840,127	349,884,414	50,311,148	3,352,379	20,853,671

Net increase in net assets resulting from operations	$580,496,718	$359,901,218	$58,714,815	$12,427,264	$28,127,815

Foreign withholding taxes on dividend income	$75,034	$1,631,301	$421,840	$—	$—
Foreign withholding taxes on interest income	$—	$—	$—	$41,681	$—

1 Net of change in deferred foreign capital gains tax expense of $(600,042) and $12,184, respectively.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Statements of Operations (continued)

	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Unconstrained Allocation Fund	Morningstar Alternatives Fund

Investment income
Dividend income from non-affiliates (net of foreign withholding taxes)	$700,912	$240,445	$2,775,803	$1,573,696
Interest income (net of foreign withholding taxes)	4,217,260	12,500,773	754,854	4,145,977

Total investment income	4,918,172	12,741,218	3,530,657	5,719,673

Expenses
Management fees (Note 5)	735,638	1,522,059	820,993	2,026,226
Administration and custody fees	156,083	238,995	163,333	1,145,358
Transfer agent fees	7,231	7,235	7,212	7,232
Sub-accounting fees	196,760	242,223	175,819	230,384
Audit and tax fees	44,410	79,472	41,953	49,217
Legal fees	25,646	32,623	21,243	29,415
Trustees’ fees	29,294	37,956	23,053	33,236
Registration and filing fees	40,779	34,337	37,538	51,135
Printing and postage fees	52,501	50,538	51,206	58,543
Dividend and interest on securities sold short	—	—	—	339,229
Other expenses	25,964	29,438	22,701	30,476

Total expenses	1,314,306	2,274,876	1,365,051	4,000,451

Less waiver of management fees (Note 5)	(333,457)	(309,824)	(80,963)	(995,066)

Net expenses	980,849	1,965,052	1,284,088	3,005,385

Net investment income	3,937,323	10,776,166	2,246,569	2,714,288

Realized and unrealized gains (losses)
Net realized gains (losses) on:
Investments	2,618,338	5,683,809	10,615,657	23,223,418
Investments sold short	—	—	—	(17,238,828)
Swap agreements	—	128,081	—	(1,439,400)
Futures contracts	—	—	663,882	(168,895)
Written options contracts	—	—	—	1,330,964
Forward foreign currency exchange contracts	—	(1,870,265)	663,166	(412,331)
Foreign currency transactions	—	(79,314)	62,892	3,511

Net realized gains	2,618,338	3,862,311	12,005,597	5,298,439

Net change in unrealized appreciation (depreciation) on:
Investments	373,772	21,080,512	36,011,846	21,016,227
Investments sold short	—	—	—	(9,127,021)
Swap agreements	—	(41,343)	—	(384,727)
Futures contracts	—	—	(28,823)	188,102
Written options contracts	—	—	—	61,949
Forward foreign currency exchange contracts	—	(1,714,270)	(2,531)	(126,108)
Foreign currency transactions	—	71,077	7,896	6,022

Net change in unrealized appreciation (depreciation)	373,772	19,395,976	35,988,388	11,634,444

Net realized and unrealized gains	2,992,110	23,258,287	47,993,985	16,932,883

Net increase in net assets resulting from operations	$6,929,433	$34,034,453	$50,240,554	$19,647,171

Foreign withholding taxes on dividend income	$—	$—	$24,791	$6,620
Foreign withholding taxes on interest income	$1,705	$164,129	$13,245	$—

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Statements of Changes in Net Assets

	Morningstar U.S. Equity Fund		Morningstar International Equity Fund

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020

Operations:
Net investment income	$16,656,591	$10,046,092	$10,016,804	$11,623,211
Net realized gains (losses)	135,103,754	(21,652,852)	41,234,098	(1,755,597)
Net change in unrealized appreciation (depreciation)	428,736,373	(49,639,266)	308,650,316	(103,421,605)

Net increase (decrease) in net assets resulting from operations	580,496,718	(61,246,026)	359,901,218	(93,553,991)

Distributions paid from:
Distributable earnings	(30,041,957)	(18,634,524)	(26,103,149)	(17,321,023)

Total distributions paid	(30,041,957)	(18,634,524)	(26,103,149)	(17,321,023)

Capital share transactions:
Proceeds from shares sold	481,776,207	794,376,814	328,847,006	550,873,414
Reinvestment of dividends	29,964,205	18,624,492	26,036,922	17,311,550
Payments for shares redeemed	(538,830,029)	(231,681,035)	(378,898,826)	(161,539,278)

Net increase (decrease) in net assets from capital share transactions	(27,089,617)	581,320,271	(24,014,898)	406,645,686

Total increase (decrease) in net assets	523,365,144	501,439,721	309,783,171	295,770,672

Net assets:
Beginning of year	1,179,366,392	677,926,671	764,399,205	468,628,533

End of year	$1,702,731,536	$1,179,366,392	$1,074,182,376	$764,399,205

Capital share transactions
Shares sold	42,040,625	85,340,677	29,632,519	58,658,336
Shares from reinvested dividends	2,511,783	1,684,010	2,177,756	1,537,824
Shares redeemed	(47,916,071)	(23,209,115)	(34,631,486)	(16,399,510)

Net increase (decrease)	(3,363,663)	63,815,572	(2,821,211)	43,796,650

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Statements of Changes in Net Assets (continued)

	Morningstar Global Income Fund		Morningstar Total Return Bond Fund

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020

Operations:
Net investment income	$8,403,667	$7,345,318	$9,074,885	$12,025,769
Net realized gains (losses)	5,354,824	108,701	7,288,849	24,846,825
Net change in unrealized appreciation (depreciation)	44,956,324	(19,219,391)	(3,936,470)	1,511,874

Net increase (decrease) in net assets resulting from operations	58,714,815	(11,765,372)	12,427,264	38,384,468

Distributions paid from:
Distributable earnings	(8,680,865)	(9,352,472)	(31,028,756)	(25,988,634)

Total distributions paid	(8,680,865)	(9,352,472)	(31,028,756)	(25,988,634)

Capital share transactions:
Proceeds from shares sold	87,887,640	123,726,471	480,904,825	306,942,888
Reinvestment of dividends	8,662,821	9,348,867	30,798,145	25,965,152
Payments for shares redeemed	(109,212,549)	(62,428,760)	(179,644,388)	(240,473,091)

Net increase (decrease) in net assets from capital share transactions	(12,662,088)	70,646,578	332,058,582	92,434,949

Total increase (decrease) in net assets	37,371,862	49,528,734	313,457,090	104,830,783

Net assets:
Beginning of year	235,060,179	185,531,445	519,461,878	414,631,095

End of year	$272,432,041	$235,060,179	$832,918,968	$519,461,878

Capital share transactions
Shares sold	8,222,595	12,277,449	43,701,466	28,515,303
Shares from reinvested dividends	816,414	886,549	2,790,212	2,427,437
Shares redeemed	(10,232,402)	(6,062,138)	(16,280,848)	(22,776,526)

Net increase (decrease)	(1,193,393)	7,101,860	30,210,830	8,166,214

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Statements of Changes in Net Assets (continued)

	Morningstar Municipal Bond Fund		Morningstar Defensive Bond Fund

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020

Operations:
Net investment income	$7,274,144	$3,824,021	$3,937,323	$3,612,738
Net realized gains (losses)	1,078,614	(789,489)	2,618,338	1,485,475
Net change in unrealized appreciation (depreciation)	19,775,057	(9,703,593)	373,772	448,825

Net increase (decrease) in net assets resulting from operations	28,127,815	(6,669,061)	6,929,433	5,547,038

Distributions paid from:
Distributable earnings	(7,263,473)	(4,399,566)	(5,595,772)	(4,723,523)

Total distributions paid	(7,263,473)	(4,399,566)	(5,595,772)	(4,723,523)

Capital share transactions:
Proceeds from shares sold	153,419,635	332,149,054	125,121,603	122,856,335
Reinvestment of dividends	7,261,563	4,398,578	5,533,958	4,716,027
Payments for shares redeemed	(104,562,988)	(89,965,230)	(114,935,028)	(101,009,890)

Net increase (decrease) in net assets from capital share transactions	56,118,210	246,582,402	15,720,533	26,562,472

Total increase (decrease) in net assets	76,982,552	235,513,775	17,054,194	27,385,987

Net assets:
Beginning of year	340,186,761	104,672,986	183,474,648	156,088,661

End of year	$417,169,313	$340,186,761	$200,528,842	$183,474,648

Capital share transactions
Shares sold	14,430,434	31,722,432	12,178,266	12,118,403
Shares from reinvested dividends	681,997	418,670	538,684	465,247
Shares redeemed	(9,854,516)	(8,682,679)	(11,161,340)	(10,006,072)

Net increase (decrease)	5,257,915	23,458,423	1,555,610	2,577,578

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Statements of Changes in Net Assets (continued)

	Morningstar Multisector Bond Fund		Morningstar Unconstrained Allocation Fund

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020

Operations:
Net investment income	$10,776,166	$8,960,185	$2,246,569	$1,566,620
Net realized gains (losses)	3,862,311	(6,929,032)	12,005,597	(193,118)
Net change in unrealized appreciation (depreciation)	19,395,976	(15,844,228)	35,988,388	1,675,146

Net increase (decrease) in net assets resulting from operations	34,034,453	(13,813,075)	50,240,554	3,048,648

Distributions paid from:
Distributable earnings	(6,127,676)	(10,125,732)	(5,306,815)	(2,836,649)

Total distributions paid	(6,127,676)	(10,125,732)	(5,306,815)	(2,836,649)

Capital share transactions:
Proceeds from shares sold	135,983,223	154,111,386	79,010,669	104,191,817
Reinvestment of dividends	6,107,758	10,121,184	5,297,582	2,835,207
Payments for shares redeemed	(124,626,874)	(109,891,533)	(56,709,143)	(25,340,078)

Net increase (decrease) in net assets from capital share transactions	17,464,107	54,341,037	27,599,108	81,686,946

Total increase (decrease) in net assets	45,370,884	30,402,230	72,532,847	81,898,945

Net assets:
Beginning of year	191,771,401	161,369,171	138,193,666	56,294,721

End of year	$237,142,285	$191,771,401	$210,726,513	$138,193,666

Capital share transactions
Shares sold	13,534,674	15,221,049	7,362,146	11,774,435
Shares from reinvested dividends	604,130	979,145	464,555	263,569
Shares redeemed	(12,026,490)	(11,459,813)	(5,270,864)	(2,577,253)

Net increase (decrease)	2,112,314	4,740,381	2,555,837	9,460,751

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Statements of Changes in Net Assets (continued)

	Morningstar Alternatives Fund

	Year Ended April 30, 2021	Year Ended April 30, 2020

Operations:
Net investment income	$2,714,288	$3,681,039
Net realized gains (losses)	5,298,439	1,494,561
Net change in unrealized appreciation (depreciation)	11,634,444	(3,843,312)

Net increase (decrease) in net assets resulting from operations	19,647,171	1,332,288

Distributions paid from:
Distributable earnings	(7,284,535)	(3,242,453)

Total distributions paid	(7,284,535)	(3,242,453)

Capital share transactions:
Proceeds from shares sold	188,548,612	126,616,742
Reinvestment of dividends	7,253,727	3,239,760
Payments for shares redeemed	(66,513,615)	(53,683,970)

Net increase (decrease) in net assets from capital share transactions	129,288,724	76,172,532

Total increase (decrease) in net assets	141,651,360	74,262,367

Net assets:
Beginning of year	186,119,666	111,857,299

End of year	$327,771,026	$186,119,666

Capital share transactions
Shares sold	17,844,308	12,285,126
Shares from reinvested dividends	689,960	311,889
Shares redeemed	(6,308,345)	(5,279,184)

Net increase (decrease)	12,225,923	7,317,831

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Financial Highlights

Morningstar U.S. Equity Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]

Selected per share data	2021	2020	2019

Net asset value, beginning of year	$9.27	$10.68	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.14	0.13	0.05
Net realized and unrealized gains (losses)	4.59	(1.31)	0.64

Total income (loss) from investment operations	4.73	(1.18)	0.69

Less distributions paid:
From net investment income	(0.14)	(0.09)	(0.01)
From realized gains	(0.12)	(0.14)	—

Total distributions paid	(0.26)	(0.23)	(0.01)

Net asset value, end of year	$13.74	$9.27	$10.68

Total return[3]	51.43%	(11.42% )	6.98%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,703	$1,179	$678

Ratio to average net assets of:4, [5]
Total expenses before waivers/reimbursements	0.87%	0.93%	1.08%

Total expenses after waivers/reimbursements	0.81%	0.81%	0.82%

Net investment income, net of waivers/reimbursements	1.19%	1.25%	0.98%[6]

Net investment income, before waivers/reimbursements	1.13%	1.13%	0.72%[6]

Portfolio turnover rate[7]	68%	58%	20%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Financial Highlights (continued)

Morningstar International Equity Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]

Selected per share data	2021	2020	2019

Net asset value, beginning of year	$8.76	$10.79	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.12	0.21	0.08
Net realized and unrealized gains (losses)	4.17	(1.94)	0.74

Total income (loss) from investment operations	4.29	(1.73)	0.82

Less distributions paid:
From net investment income	(0.14)	(0.19)	(0.03)
From realized gains	(0.19)	(0.11)	—

Total distributions paid	(0.33)	(0.30)	(0.03)

Net asset value, end of year	$12.72	$8.76	$10.79

Total return[3]	49.22%	(16.65% )	8.19%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,074	$764	$469

Ratio to average net assets of:4, [5]
Total expenses before waivers/reimbursements	1.08%	1.14%	1.29%

Total expenses after waivers/reimbursements	0.89%	0.92%	0.94%

Net investment income, net of waivers/reimbursements	1.09%	2.08%	1.66%[6]

Net investment income, before waivers/reimbursements	0.90%	1.86%	1.31%[6]

Portfolio turnover rate[7]	41%	36%	19%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Financial Highlights (continued)

Morningstar Global Income Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]

Selected per share data	2021	2020	2019

Net asset value, beginning of year	$9.54	$10.58	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.35	0.37	0.16
Net realized and unrealized gains (losses)	2.09	(0.94)	0.52

Total income (loss) from investment operations	2.44	(0.57)	0.68

Less distributions paid:
From net investment income	(0.35)	(0.42)	(0.10)
From realized gains	(0.01)	(0.05)	—

Total distributions paid	(0.36)	(0.47)	(0.10)

Net asset value, end of year	$11.62	$9.54	$10.58

Total return[3]	26.01%	(5.73% )	6.85%
Supplemental data and ratios:
Net assets, end of year (millions)	$272	$235	$186

Ratio to average net assets of:4, [5]
Total expenses before waivers/reimbursements	0.62%	0.64%	0.90%

Total expenses after waivers/reimbursements	0.61%	0.58%	0.58%

Net investment income, net of waivers/reimbursements	3.28%	3.52%	3.15%[6]

Net investment income, before waivers/reimbursements	3.27%	3.46%	2.83%[6]

Portfolio turnover rate[7]	59%	62%	27%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Financial Highlights (continued)

Morningstar Total Return Bond Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]

Selected per share data	2021	2020	2019

Net asset value, beginning of year	$10.88	$10.48	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.16	0.26	0.15
Net realized and unrealized gains	0.17	0.68	0.45

Total income from investment operations	0.33	0.94	0.60

Less distributions paid:
From net investment income	(0.21)	(0.28)	(0.12)
From realized gains	(0.31)	(0.26)	—

Total distributions paid	(0.52)	(0.54)	(0.12)

Net asset value, end of year	$10.69	$10.88	$10.48

Total return[3]	2.95%	9.13%	6.01%
Supplemental data and ratios:
Net assets, end of year (millions)	$833	$519	$415

Ratio to average net assets of:4, [5]
Total expenses before waivers/reimbursements[6]	0.74%	0.81%	0.88%

Total expenses after waivers/reimbursements[6]	0.53%	0.53%	0.53%

Net investment income, net of waivers/reimbursements	1.41%	2.43%	2.89%[7]

Net investment income, before waivers/reimbursements	1.20%	2.15%	2.54%[7]

Portfolio turnover rate[8]	438%	612%	318%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	Expenses include dividend and interest expense of less than 0.01%.
[7]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[8]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Financial Highlights (continued)

Morningstar Municipal Bond Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]

Selected per share data	2021	2020	2019

Net asset value, beginning of year	$10.14	$10.38	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.21	0.23	0.12
Net realized and unrealized gains (losses)	0.61	(0.21)	0.36

Total income from investment operations	0.82	0.02	0.48

Less distributions paid:
From net investment income	(0.21)	(0.23)	(0.10)
From realized gains	—	(0.03)	—

Total distributions paid	(0.21)	(0.26)	(0.10)

Net asset value, end of year	$10.75	$10.14	$10.38

Total return[3]	8.14%	0.11%	4.79%
Supplemental data and ratios:
Net assets, end of year (millions)	$417	$340	$105

Ratio to average net assets of:4, [5]
Total expenses before waivers/reimbursements	0.66%	0.77%	1.05%

Total expenses after waivers/reimbursements	0.58%	0.58%	0.58%

Net investment income, net of waivers/reimbursements	1.98%	2.17%	2.48%[6]

Net investment income, before waivers/reimbursements	1.90%	1.98%	2.01%[6]

Portfolio turnover rate[7]	53%	127%	115%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Financial Highlights (continued)

Morningstar Defensive Bond Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]

Selected per share data	2021	2020	2019

Net asset value, beginning of year	$10.17	$10.10	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.20	0.20	0.11
Net realized and unrealized gains	0.16	0.13	0.08

Total income from investment operations	0.36	0.33	0.19

Less distributions paid:
From net investment income	(0.19)	(0.23)	(0.09)
From realized gains	(0.10)	(0.03)	—

Total distributions paid	(0.29)	(0.26)	(0.09)

Net asset value, end of year	$10.24	$10.17	$10.10

Total return[3]	3.56%	3.36%	1.87%
Supplemental data and ratios:
Net assets, end of year (millions)	$201	$183	$156

Ratio to average net assets of:4, [5]
Total expenses before waivers/reimbursements	0.64%	0.66%	0.93%

Total expenses after waivers/reimbursements	0.48%	0.48%	0.48%

Net investment income, net of waivers/reimbursements	1.92%	2.02%	2.28%[6]

Net investment income, before waivers/reimbursements	1.76%	1.84%	1.83%[6]

Portfolio turnover rate[7]	53%	88%	4%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Financial Highlights (continued)

Morningstar Multisector Bond Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]

Selected per share data	2021	2020	2019

Net asset value, beginning of year	$9.39	$10.28	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.44	0.46	0.27
Net realized and unrealized gains (losses)	0.94	(0.83)	0.21

Total income (loss) from investment operations	1.38	(0.37)	0.48

Less distributions paid:
From net investment income	(0.25)	(0.43)	(0.20)
From realized gains	—	(0.09)	—

Total distributions paid	(0.25)	(0.52)	(0.20)

Net asset value, end of year	$10.52	$9.39	$10.28

Total return[3]	14.79%	(3.97% )	4.86%
Supplemental data and ratios:
Net assets, end of year (millions)	$237	$192	$161

Ratio to average net assets of:4, [5]
Total expenses before waivers/reimbursements	0.91%	0.98%	1.18%

Total expenses after waivers/reimbursements	0.79%	0.79%	0.80%

Net investment income, net of waivers/reimbursements	4.31%	4.52%	5.41%[6]

Net investment income, before waivers/reimbursements	4.19%	4.33%	5.03%[6]

Portfolio turnover rate[7]	127%	138%	53%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Financial Highlights (continued)

Morningstar Unconstrained Allocation Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]

Selected per share data	2021	2020	2019

Net asset value, beginning of year	$9.28	$10.38	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.14	0.23	0.12
Net realized and unrealized gains (losses)	2.99	(0.91)	0.37

Total income (loss) from investment operations	3.13	(0.68)	0.49

Less distributions paid:
From net investment income	(0.23)	(0.21)	(0.11)
From realized gains	(0.10)	(0.21)	—

Total distributions paid	(0.33)	(0.42)	(0.11)

Net asset value, end of year	$12.08	$9.28	$10.38

Total return[3]	34.01%	(7.07% )	4.97%
Supplemental data and ratios:
Net assets, end of year (millions)	$211	$138	$56

Ratio to average net assets of:4, [5]
Total expenses before waivers/reimbursements	0.78%	0.94%	1.48%

Total expenses after waivers/reimbursements	0.74%	0.73%	0.64%

Net investment income, net of waivers/reimbursements	1.28%	2.29%	2.38%[6]

Net investment income, before waivers/reimbursements	1.24%	2.08%	1.54%[6]

Portfolio turnover rate[7]	52%	66%	76%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Financial Highlights (continued)

Morningstar Alternatives Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]

Selected per share data	2021	2020	2019

Net asset value, beginning of year	$10.12	$10.10	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.12	0.25	0.05
Net realized and unrealized gains (losses)	0.77	(0.05)	0.08

Total income from investment operations	0.89	0.20	0.13

Less distributions paid:
From net investment income	(0.13)	(0.14)	(0.03)
From realized gains	(0.17)	(0.04)	—

Total distributions paid	(0.30)	(0.18)	(0.03)

Net asset value, end of year	$10.71	$10.12	$10.10

Total return[3]	8.92%	1.94%	1.26%
Supplemental data and ratios:
Net assets, end of year (millions)	$328	$186	$112

Ratio to average net assets of:4, [5]
Total expenses before waivers/reimbursements[6]	1.68%	1.48%	1.91%

Total expenses after waivers/reimbursements[6]	1.26%	1.13%	0.96%

Total expenses after waivers/reimbursements and excluding dividend and interest expense	1.12%	0.87%	0.77%

Net investment income, net of waivers/reimbursements	1.14%	2.45%	1.08%[7]

Net investment income, before waivers/reimbursements	0.72%	2.10%	0.13%[7]

Portfolio turnover rate[8]	372%	154%	103%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	Expenses include dividend and interest expense of 0.14%, 0.26%, and 0.19% for April 30, 2021; April 30, 2020; and April 30, 2019, respectively.
[7]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[8]	Portfolio turnover rate is not annualized for periods less than one year.

See accompanying Notes to Financial Statements

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements

1. Organization

Morningstar Funds Trust (the “Trust”) was organized as a Delaware statutory trust on March 1, 2017. The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized capital of unlimited shares of beneficial interest at no par value, which may be issued in one or more series of the Trust.

The Trust is currently authorized to offer shares in nine separate series (each a “Fund” and collectively, the “Funds”):

Morningstar U.S. Equity Fund	Morningstar Defensive Bond Fund

Morningstar International Equity Fund	Morningstar Multisector Bond Fund

Morningstar Global Income Fund	Morningstar Unconstrained Allocation Fund

Morningstar Total Return Bond Fund	Morningstar Alternatives Fund

Morningstar Municipal Bond Fund

Each Fund represents a distinct portfolio with its own investment objectives and is treated as a separate legal entity. Each Fund, except for the Morningstar Multisector Bond Fund, is classified and operates as a diversified fund under the 1940 Act. The Morningstar Multisector Bond Fund is classified as nondiversified. Morningstar Investment Management LLC (“MIM” or “Adviser”) serves as the investment adviser of each Fund.

The investment objective of each Fund is as follows:

Fund	Investment Objective

Morningstar U.S. Equity Fund	Long-term capital appreciation

Morningstar International Equity Fund	Long-term capital appreciation

Morningstar Global Income Fund	Current income and long-term capital appreciation

Morningstar Total Return Bond Fund	Total return maximization, income and capital preservation

Morningstar Municipal Bond Fund	Federal tax-exempt income and capital preservation

Morningstar Defensive Bond Fund	Capital preservation

Morningstar Multisector Bond Fund	Total return through a combination of current income and capital appreciation

Morningstar Unconstrained Allocation Fund	Long-term capital appreciation over a full market cycle

Morningstar Alternatives Fund	Long-term capital appreciation and low sensitivity to traditional U.S. asset classes

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trust follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Investments: All securities and other investments are valued at their estimated fair value, as described in Note 4.

Cash and Foreign Currencies: Cash comprises U.S. Dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits.

Due to/from Brokers: Due to/from brokers represents cash balances and securities on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. Dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from transactions in investment securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.

Realized gains (losses) from settlement of foreign currency and foreign currency transactions reported on the Statements of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency and foreign currency translations reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at year end.

Investment Transactions and Investment Income: Investment transactions are accounted as of trade date. Realized gains and losses on investment transactions are recorded on a specifically identified cost basis. Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums using the effective yield method. In the case of the defaulted debt obligation, the accrual of interest

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

income is halted when management becomes aware that the interest income is not collectible. Dividend income (expense) net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the ex-date dividend notification.

Expenses: Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

Federal Income Taxes: Each Fund’s policy is to comply with all sections of Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), necessary to qualify for federal income tax purposes as a regulated investment company and to distribute substantially all of its taxable income and capital gains to shareholders as required. No provision for federal income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries on securities sold or held in certain foreign jurisdictions. Such taxes are generally based on income and/or capital gains earned or repatriated. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended April 30, 2021, the International Equity Fund and the Global Income Fund accrued non-U.S. taxes of $600,042 and reversed an accrual of $12,184, respectively, which is included in net of change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will materially change in the next twelve months. The returns of the Funds for the prior two fiscal years as well as current year, or since inception if shorter, are open for examination. As of April 30, 2021, the Funds had no examinations in progress.

Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid as follows:

Fund	Frequency

Morningstar U.S. Equity Fund	Annually
Morningstar International Equity Fund	Annually
Morningstar Global Income Fund	Monthly
Morningstar Total Return Bond Fund	Monthly
Morningstar Municipal Bond Fund	Monthly
Morningstar Defensive Bond Fund	Monthly
Morningstar Multisector Bond Fund	Monthly

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

Fund	Frequency
Morningstar Unconstrained Allocation Fund	Annually
Morningstar Alternatives Fund	Annually

Distributions of net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from U.S. GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal year may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Funds’ financial statements presented under U.S. GAAP.

Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties.

3. Investment Types

The Funds may utilize the following types of investments described below to execute their investment strategy to the extent permitted by the Funds’ investment policies.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Fund may also experience delays in gaining access to the collateral.

Collateralized Bond Obligations (CBOs), Collateralized Loan Obligations (CLOs), and Other Collateralized Debt Obligations (CDOs): A CBO is a trust which is often backed by a pool of high risk, below investment grade fixed-income securities, such as high-yield bonds, privately issued mortgage-related securities, commercial mortgage-related securities, trust preferred securities, or emerging-market debt. A CLO is a trust typically backed by a pool of loans, which may include senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade. Other CDOs are trusts backed by other types of assets. The assets backing a CBO, CLO, or CDO trust may be referred to as “the collateral.” CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

can often be rated investment grade. CBO, CLO or other CDO tranches can experience substantial losses due to defaults, deterioration of protecting tranches, market participants’ perception of credit risk, as well as aversion to these securities generally. The risks of an investment in a CBO, CLO or other CDO often depend on the collateral securities and the particular tranche in which a Fund invests. These securities are often privately offered and not registered under securities laws. In addition to the normal risks associated with fixed-income securities (e.g., interest-rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the possibility that the quality of the collateral may decline in value or default, the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other tranches, as well as risks related to the complexity of the security and its structure.

Convertible Securities: Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities also include corporate bonds, notes, and preferred stock. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no investment is without some risk, investments in convertible securities generally entail less risk than an issuer’s common stock. However, any reduction in risk depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risks associated with equity securities, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. The premiums attributable to the conversion feature are not amortized, but they are capitalized into the cost basis.

Equity-Linked Investments: Equity-linked investments are subject to the same risks as direct investments in securities of the underlying investment. If the underlying investment decreases in value, the value of the equity-linked investment will decrease; however, the performance of such investments may not correlate exactly to the performance of the underlying investment that they seek to replicate. Equity-linked investments are also subject to counterparty risk, which is the risk that the issuer of such investment — which is different from the issuer of the underlying investment — may be unwilling or unable to fulfill its obligations. There is no guarantee that a liquid market will exist or that the counterparty or issuer of such investments will be willing to repurchase them when a Fund wishes to sell them.

Forward Commitments and Dollar Rolls: A Fund may enter into contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time (forward commitments) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (TBA) mortgage purchase commitments, the unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. TBA mortgages shall not exceed 20% of a Fund’s net assets. For these obligations, a Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines before the settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Where such

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment before settlement if a subadviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

A Fund may enter into mortgage dollar roll transactions (generally using TBAs) in which it sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. A Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase a Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.

Inflation-Protected Securities: A Fund may invest in U.S. Treasury Inflation Protected Securities (U.S. TIPS), which are fixed-income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. A Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, to satisfy its distribution requirements as a Registered Investment Company (RIC) and to eliminate any fund-level income tax liability under the Code.

Loan Participations, Assignments and Unfunded Commitments: Certain Funds invest in loan participations and assignments. When a Fund purchases a loan participation, the Fund enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when one of the Funds purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor.

The Funds may also enter into unfunded commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the commitment may not be utilized by the borrower. These types of investments may include standby financing commitments, such as revolving credit facilities, which obligate a Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unfunded commitments are marked to market daily and any unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities as well as the Statements of Operations. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Mortgage Dollar Rolls: A Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes.

Private Investment in Public Equity: A Fund may acquire equity securities of an issuer that are issued through a private investment in public equity (PIPE) transaction, including on a when-issued basis. A Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Private Placement and Restricted Securities: A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when a subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value (“NAV”).

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act of 1993, as amended (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of a subadviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the Prospectuses forming a part of it, is materially inaccurate or misleading.

Restricted securities held by each Fund at April 30, 2021 are disclosed in the Schedules of Investments.

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

Securities Sold Short: Certain Funds may sell securities they do not own (a short sale) as a hedge against some of their long positions and/or in anticipation of a decline in the market value of that security. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, which could be unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. A Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as net change in unrealized appreciation (depreciation) on the Statements of Operations.

The Funds are required to pledge cash or liquid securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Daily market fluctuations and trading activity could cause the value of securities sold short to be more or less than the value of the collateral segregated. Cash deposited with the broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security.

When-Issued and Delayed Delivery Securities: Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Funds may invest include U.S. Treasury securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Zero Coupon and Payment In-Kind Bonds: A Fund may invest without limit in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

investments do not make any current interest payments. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment, if any, from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

4. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The NAV of the Funds’ shares are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open (each a “Business Day”). The NAV per share of each Fund is computed by dividing the total current value of the assets of such Fund, less liabilities, by the total number of shares of the Fund outstanding at the time the computation is made.

Generally, investments for which market quotations are readily available will be valued at a current market price or, in the absence of a market price, at fair value as determined in good faith by MIM’s Pricing Committee pursuant to procedures approved by or under the direction of the Board of Trustees (“the Board”) of the Trust. Pursuant to those procedures, the Pricing Committee considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over the Counter (“OTC”) securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. To reflect their fair value, short-term securities with 60 days or less remaining to maturity may, unless conditions indicate otherwise, utilize amortized cost to maturity based on their cost to a Fund.

The securities in a Fund, which are traded on a securities exchange are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange on which the security is principally traded.

Each Fund may invest in foreign securities, and as a result, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of the Fund securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected

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Notes to Financial Statements (continued)

in the computation of a Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board as described above. Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.

To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity and fixed income securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Fund to value a security higher, lower or equal to its closing market price, which in turn could cause the Fund’s NAV per share to differ from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Funds. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated as such on the Funds’ Schedule of Investments.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

Valuation Techniques: The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with U.S. GAAP.

Equity securities, including securities sold short, rights, exchange traded options, warrants, exchange traded funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market, or composite in which each security trades.

An equity for which no sales are reported, as in the case of a security that is traded in the OTC market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the asked price).

Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based

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Notes to Financial Statements (continued)

on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments classified within Level 3, if any, have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include illiquid securities. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach or the income approach), including proprietary models for which sufficient and reliable data is available. Within Level 3, the market approach generally is based on the technique of using comparable market transactions/multiples, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 investments may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, third-party broker quotes, deal terms, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, changes in financial ratios or cash flows, benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by MIM in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the fair value of the investment.

Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange their constitutes the principal market or, if no sales occurred on such date, at the bid price on such exchange at the close of business on such date. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.

Forward contracts are typically classified within Level 2 of the fair value hierarchy.

OTC derivatives, including options on forward contracts, put and call options, contracts for differences and swap contracts, are valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable.

The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV.

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Notes to Financial Statements (continued)

Fair Valuation Hierarchy: Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a framework and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:

•	Level 1 – quoted prices in active markets for identical assets and liabilities (e.g. equity securities and open-end investment companies)

•

Level 2 – prices determined using other significant observable inputs including, but not limited to, quoted prices for similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, prepayment speeds, credit risk, etc.) or other market corroborated inputs

•	Level 3 – prices determined using significant unobservable inputs (including the Pricing Committee’s own assumptions in determining the fair value of investments)

Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.

A valuation hierarchy including information regarding Level 3 securities, where applicable, is shown at the end of each Fund’s Schedule of Investments.

5. Investment Advisory and Other Agreements

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers and trustees of the Trust are affiliated, to furnish certain portfolio management services to the Funds.

Pursuant to the Agreement, the Funds have contractually agreed to pay the Adviser a management fee calculated on the average daily net assets for each Fund, in the annual ratios below.

Fund	Ratio
Morningstar U.S. Equity Fund	0.67%
Morningstar International Equity Fund	0.83%
Morningstar Global Income Fund	0.35%
Morningstar Total Return Bond Fund	0.44%
Morningstar Municipal Bond Fund	0.44%
Morningstar Defensive Bond Fund	0.36%
Morningstar Multisector Bond Fund	0.61%
Morningstar Unconstrained Allocation Fund	0.47%
Morningstar Alternatives Fund	0.85%

Pursuant to the Agreement, the Adviser is responsible for performing and overseeing portfolio management services to the Funds. In addition to selecting the overall investment strategies of the Funds, the Adviser oversees and monitors the selection and performance of the subadvisers and allocates assets among the

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Notes to Financial Statements (continued)

subadvisers. The subadvisers manage each Fund’s investment portfolio pursuant to subadvisory agreements with the Adviser. The Adviser manages the cash portion of each Fund which may include ETFs, mutual funds and money market fund investments.

The Trust and the Adviser have entered into a contractual expense limitation agreement (Base Expense Limitation Agreement) whereby the Adviser agreed to waive all or a portion of its fees or assume certain other expenses of each Fund at least through August 31, 2021, to the extent necessary to ensure that the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, litigation, dividend and interest expense related to short sales and extraordinary expenses) do not exceed the following rates, based on each Fund’s average daily net assets. The amount the Adviser owes a Fund as of the reporting date is recorded as a Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. This management fee waiver and/or expense reimbursement will not be subject to future recoupment. For the year ended April 30, 2021, the Funds’ Adviser contractually waived fees and/or reimbursed expenses for each of the Funds as follows:

Fund	Base Expense Cap	Management Fees Waived
Morningstar U.S. Equity Fund	0.85%	$310,960
Morningstar International Equity Fund	1.00%	704,412
Morningstar Global Income Fund	0.89%	—
Morningstar Total Return Bond Fund	0.53%	1,303,302
Morningstar Municipal Bond Fund	0.59%	269,717
Morningstar Defensive Bond Fund	0.48%	333,457
Morningstar Multisector Bond Fund	0.80%	278,734
Morningstar Unconstrained Allocation Fund	1.00%	—
Morningstar Alternatives Fund	1.29%	585,093

The Trust and the Adviser have entered into a supplemental expense limitation agreement (Supplemental Expense Limitation Agreement) whereby the Adviser has agreed to waive all or a portion of its fees or assume certain other expenses of each Fund at least through August 31, 2021, to the extent necessary to ensure that the total annual fund operating expenses (excluding the above listed expenses other than acquired fund fees and expenses) do not exceed the following rates, based on each Fund’s average daily net assets. The amount the Adviser owes a Fund as of the reporting date is recorded as a Receivable from Adviser in the Statement of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. This management fee waiver and/or expense reimbursement will not be subject to future recoupment. For the year ended April 30, 2021, the Funds’ Adviser waived fees and/or reimbursed expenses for each of the Funds as follows:

Fund	Supplemental Expense Cap	Management Fees Waived
Morningstar U.S. Equity Fund	0.85%	$598,111
Morningstar International Equity Fund	1.00%	970,496
Morningstar Global Income Fund	0.75%	9,704
Morningstar Total Return Bond Fund	0.54%	51,500
Morningstar Municipal Bond Fund	0.59%	29,669
Morningstar Defensive Bond Fund	0.55%	—
Morningstar Multisector Bond Fund	0.80%	31,090
Morningstar Unconstrained Allocation Fund	0.93%	80,963
Morningstar Alternatives Fund	1.20%	409,973

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Notes to Financial Statements (continued)

As of April 30, 2021, the Trust has entered into subadvisory agreements with the following entities by Fund:

Fund	Subadvisers
Morningstar U.S. Equity Fund	ClearBridge Investments, LLC
Diamond Hill Capital Management, Inc.
Easterly Investment Partners LLC
Massachusetts Financial Services Company, d/b/a
MFS Investment Management
Wasatch Advisors, Inc.
Westwood Management Corp.
Morningstar International Equity Fund	Harding Loevner LP
Harris Associates L.P.
Lazard Asset Management LLC
T. Rowe Price Associates, Inc.
Morningstar Global Income Fund	Schafer Cullen Capital Management, Inc.
Morningstar Total Return Bond Fund	BlackRock Financial Management, Inc.
Western Asset Management Company
Morningstar Municipal Bond Fund	T. Rowe Price Associates, Inc.
Wells Capital Management, Inc.
Morningstar Defensive Bond Fund	First Pacific Advisors, LLC
Morningstar Multisector Bond Fund	Franklin Advisers, Inc.
Loomis, Sayles & Company, L.P.
TCW Investment Management Company LLC
Morningstar Unconstrained Allocation Fund	Brandywine Global Investment Management, LLC
Lazard Asset Management LLC
Morningstar Alternatives Fund	BlackRock Financial Management, Inc.
SSI Investment Management, LLC
Water Island Capital, LLC

Pursuant to the subadvisory agreements between the subadvisers, the Adviser and the Trust, the Adviser will pay the subadvisers out of the management fees from the Funds.

The Trust has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. Northern Trust also serves as custodian of each Fund’s securities and cash, transfer agent and dividend disbursing agent.

Foreside Fund Services, LLC (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), serves as the principal underwriter and distributor of the Trust’s shares. Foreside Management Services, LLC (“FMS”) provides a Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

The Trust, on behalf of the Funds, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries assess asset-based fees in consideration for providing certain account maintenance, record keeping and transactional and other shareholder services (collectively, “Sub-accounting fees”).

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Notes to Financial Statements (continued)

6. Investment Transactions

During the year ended April 30, 2021, the cost of purchases and the proceeds from sales of investments (excluding in-kind, swap contracts, contracts for difference, forward foreign currency exchange contracts, futures contracts and short-term investments) were as follows:

	Purchases		Sales

Fund	U.S. Government	Other	U.S. Government	Other	Securities Sold Short	Covers on Securities Sold Short
Morningstar U.S. Equity Fund	$—	$918,215,419	$—	$969,996,776	$—	$—
Morningstar International Equity Fund	—	361,894,964	—	399,640,377	—	—
Morningstar Global Income Fund	—	145,956,004	—	157,730,120	—	—
Morningstar Total Return Bond Fund	156,014,427	2,407,157,106	27,893,989	2,268,800,320	637,463,843	623,089,732
Morningstar Municipal Bond Fund	—	237,691,542	—	185,182,312	—	—
Morningstar Defensive Bond Fund	—	121,060,686	—	96,055,547	—	—
Morningstar Multisector Bond Fund	12,734,820	283,370,459	22,164,215	251,140,040	—	—
Morningstar Unconstrained Allocation Fund	11,137,021	98,877,207	4,341,680	81,050,292	—	—
Morningstar Alternatives Fund	—	937,137,116	—	849,921,758	132,965,313	127,190,859

7. Financial Derivative Instruments

Certain Funds may invest in derivatives as part of their principal investment strategies in an attempt to achieve their investment objective. The Funds’ derivative contracts are not accounted for as hedging instruments under U.S. GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts: A forward foreign currency exchange contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. Dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A forward foreign currency exchange contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a Fund sells a security denominated in one currency and purchases a security denominated in another currency.

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

At the maturity of a forward foreign currency exchange contract, a Fund may either exchange the currencies specified at the maturity of a forward foreign currency exchange contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency exchange contract are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward foreign currency exchange contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

The successful use of these transactions will usually depend on MIM’s or a subadviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward foreign currency exchange contract entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Forward foreign currency exchange contracts outstanding at year end, if any, are listed after each Fund’s Schedule of Investments. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Futures Contracts: A Fund may enter into futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, rate, currency or commodity, at a specified price at a specified later date. Each Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If MIM or a subadviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, a Fund may sell futures contracts. If declining interest rates are anticipated, a Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

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Notes to Financial Statements (continued)

When a Fund enters into a futures contract, it must deliver to an account controlled by a futures commission merchant (“FCM”) an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, if MIM’s or a subadviser’s judgment about the general direction of interest rates or markets is wrong, a Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Each Fund will incur brokerage fees in connection with its futures transactions. In addition, while futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that a Fund will be able to enter into closing transactions.

Futures contracts outstanding at year end, if any, are listed after each Fund’s Schedule of Investments. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. At April 30, 2021, the Morningstar Total Return Bond Fund, the Morningstar Unconstrained Allocation Fund and the Morningstar Alternatives Fund pledged cash to cover margin requirements for open futures positions in an amount of $3,429,354, $71,280 and $1,231,797, respectively, which is included in Due from Broker on the Statements of Assets and Liabilities.

Interest rate caps and floors: A Fund may enter into interest rate caps and floors. Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by difference between the interest rate index current value at the time the cap was entered into.

Options: A Fund may purchase and sell call and put options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

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Notes to Financial Statements (continued)

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. If a put option is not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Options involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing a Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.

Swaptions: An option on an interest-rate swap (sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest-rate swap. Options on swap agreements involve the risks associated with derivative instruments generally, as well as the additional risks associated with both options and swaps generally. A pay fixed option on an interest-rate swap gives the buyer the right to establish a position in an interest-rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest-rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term.

Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest-rate swap and therefore also the value of the option on the interest-rate swap will change. When a Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs. However, if a Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received.

Options on swap agreements are considered to be swaps for purposes of Commodity Futures Trading Commission (“CFTC”) regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing.

When a Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Schedules of Investments, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, a Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses.

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

Interest Rate, Inflation Index and Total Return Swap Contracts: A Fund may purchase interest-rate swaps. A Fund may use interest-rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Fund experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement. A Fund may also enter into inflation index swaps to manage exposure to inflation risk. An inflation index swap is an agreement between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value. A Fund may also engage in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as a fixed-income security, a combination of securities, or an index). The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indexes or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

For centrally cleared swaps, the Schedules of Investments include the cumulative appreciation (depreciation), while only the current day’s variation margin is reported within the Statements of Assets and Liabilities. For credit default and interest rate contracts, an up-front payment received by a Fund is recorded as a liability and an upfront payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Upfront payments are amortized over the term of the contract. If there is no upfront payment or receipt, market value will equal unrealized appreciation(depreciation). Periodic payments received (paid) by a Fund are recorded as realized gains (losses) from the expiration or closing of swap contracts on the Fund’s Statement of Assets and Liabilities.

Interest rate swaps are marked to market daily and the change is recorded as unrealized gain (loss) on swap contracts in the Statements of Operations. The Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Schedules of Investments. Non-deliverable interest rate swap contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Centrally cleared

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

interest rate swaps may have forward effective dates. The amortization of the upfront premiums (if applicable) and payments related to these swap contracts begin on the effective date of the contract. Interest rate contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

Credit Default Swap Contracts: A Fund may purchase credit default swaps. A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, a Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

A Fund may enter into credit default swap contracts as protection buyer to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if a Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

The credit default contracts are marked to market daily and the change, if any, is recorded as an unrealized gain or loss. Changes in market value are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the up-front payment, is recorded as a realized gain or loss on swap contracts in the Statements of Operations.

Each Fund’s risk of loss associated with these instruments may exceed their fair value, as recorded in the Schedules of Investments. Credit default contracts outstanding, including their respective notional amounts at year end, if any, are listed after each Fund’s Schedule of Investments.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default contracts on corporate issues or sovereign issues of an emerging country as of year end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Contracts for Differences: The Morningstar Alternatives Fund may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, a Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

Master Agreements: Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.

As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to i) close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty, ii) exit transactions through means other than sale, such as through a negotiated agreement with the Funds’ counterparty, a transfer to another party, or close out of the position through execution of an offsetting transaction.

Master Repurchase Agreements govern repurchase, or reverse repurchase transactions, relating to government bonds between certain Funds and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded as Deposits with brokers for centrally cleared swaps and Deposits with brokers for futures contracts on the Statements of Assets and Liabilities. For exchange-traded futures or centrally cleared

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

swaps, initial margin is posted, and daily changes in fair value are recorded as a payable or receivable on the Statement of Assets and Liabilities as Variation margin on centrally cleared swaps and Variation margin on futures contracts. Variation margin is determined separately for exchange-traded futures and centrally cleared swaps and cannot be netted.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination. Events of termination include a decline in a Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could be material to the financial statements and impact a Fund’s future derivative activity.

Collateral and margin requirements differ according to the terms of each type of Master Agreement. Collateral is routinely transferred if the total net exposure net of existing collateral already in place governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government, money market funds and other securities as agreed to by a Fund and the applicable counterparty, or as permitted by the clearing house or exchange.

Collateral pledged by a Fund for OTC derivatives pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Statements of Assets and Liabilities either as a component of Investments in non-affiliates, at value (securities) or in Due from broker (cash). Segregation of a Fund’s collateral in the custodian account helps mitigate counterparty risk.

Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund. Amounts which can be invested or repledged, are presented in each Fund’s Schedule of Investments. Collateral received is reflected as a liability within Due to broker in the Statements of Assets and Liabilities.

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts are not accounted for as hedging instruments under GAAP. The effect of such derivative instruments on the Funds’ financial position and financial performance for the year ended April 30, 2021 are as follows:

	Assets					Liabilities

	Unrealized Appreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Appreciation on Forward Currency Exchange Contracts	Purchased Options and Swaptions at Fair Market Value	Total	Unrealized Depreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Depreciation on Forward Currency Exchange Contracts	Written Options and Swaptions at Fair Market Value	Total

Morningstar International Equity Fund
Foreign exchange rate risk	$—	$—	$118,885	$—	$118,885	$—	$—	$—	$—	$—

Total	—	—	118,885	—	118,885	—	—	—	—	—
Net Fair Value of Derivative Contracts	$—	$—	$118,885	$—	$118,885	$—	$—	$—	$—	$—

Morningstar Total Return Bond Fund
Credit risk	$—	$3,315,851	$—	$—	$3,315,851	$—	$16,004	$—	$—	$16,004
Equity risk	—	14,894	—	—	14,894	—	—	—	—	—
Foreign exchange rate risk	—	—	201,143	85,433	286,576	—	—	183,990	13,501	197,491
Inflation risk	—	—	—	—	—	—	159,558	—	—	159,558
Interest rate risk	401,890	3,582,735	—	1,817,468	5,802,093	949,449	353,666	—	1,720,348	3,023,463

Total	401,890	6,913,480	201,143	1,902,901	9,419,414	949,449	529,228	183,990	1,733,849	3,396,516
Netting positions	(401,890)	(529,228)	(183,990)	(1,733,849)	(2,848,957)	(401,890)	(529,228)	(183,990)	(1,733,849)	(2,848,957)
Net Fair Value of Derivative Contracts	$—	$6,384,252	$17,153	$169,052	$6,570,457	$547,559	$—	$—	$—	$547,559

Morningstar Multisector Bond Fund
Credit risk	$—	$51,168	$—	$—	$51,168	$—	$4,888	$—	$—	$4,888
Foreign exchange rate risk	—	—	456,698	—	456,698	—	—	686,020	—	686,020

Total	—	51,168	456,698	—	507,866	—	4,888	686,020	—	690,908
Netting positions	—	(4,888)	(456,698)	—	(461,586)	—	(4,888)	(456,698)	—	(461,586)
Net Fair Value of Derivative Contracts	$—	$46,280	$—	$—	$46,280	$—	$—	$229,322	$—	$229,322

Morningstar Unconstrained Allocation Fund
Foreign exchange rate risk	$—	$—	$229,170	$—	$229,170	$—	$—	$199,783	$—	$199,783

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

	Assets					Liabilities

	Unrealized Appreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Appreciation on Forward Currency Exchange Contracts	Purchased Options and Swaptions at Fair Market Value	Total	Unrealized Depreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Depreciation on Forward Currency Exchange Contracts	Written Options and Swaptions at Fair Market Value	Total

Morningstar Unconstrained Allocation Fund (continued)
Interest rate risk	$1,962	$—	$—	$—	$1,962	$—	$—	$—	$—	$—

Total	1,962	—	229,170	—	231,132	—	—	199,783	—	199,783
Netting positions	—	—	(199,783)	—	(199,783)	—	—	(199,783)	—	(199,783)
Net Fair Value of Derivative Contracts	$1,962	$—	$29,387	$—	$31,349	$—	$—	$—	$—	$—

Morningstar Alternatives Fund
Equity risk	$—	$60,370,194	$—	$136,549	$60,506,743	$—	$59,180,317	$—	$182,065	$59,362,382
Foreign exchange rate risk	—	—	72,017	—	72,017	—	—	68,025	—	68,025
Interest rate risk	274,806	101,190	—	—	375,996	86,704	89,489	—	—	176,193

Total	274,806	60,471,384	72,017	136,549	60,954,756	86,704	59,269,806	68,025	182,065	59,606,600
Netting positions	(86,704)	(59,269,806)	(68,025)	(136,549)	(59,561,084)	(86,704)	(59,269,806)	(68,025)	(136,549)	(59,561,084)
Net Fair Value of Derivative Contracts	$188,102	$1,201,578	$3,992	$—	$1,393,672	$—	$—	$—	$45,516	$45,516

[1]

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]

Includes cumulative appreciation/depreciation on centrally-cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table indicates the effect of derivative instruments, by primary underlying risk exposure and contract type, on the Statements of Operations for the year ended April 30, 2021:

	Net Realized Gain (Loss) on Derivatives Recognized as a Result from Operations					Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations

	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total

Morningstar International Equity Fund
Foreign exchange rate risk	$—	$ —	$(198,545)	$—	$(198,545)	$—	$—	$132,198	$—	$132,198

Total	$—	$ —	$(198,545)	$—	$(198,545)	$—	$—	$132,198	$—	$132,198

Morningstar Total Return Bond Fund
Credit risk	$—	$897,255	$—	$—	$897,255	$—	$14,244	$—	$7,526	$21,770
Equity risk	—	120,233	—	—	120,233	—	15,184	—	—	15,184
Foreign exchange rate risk	—	—	(232,684)	(321,945)	(554,629)	—	—	(243,536)	(93,999)	(337,535)
Inflation risk	—	(140,666)	—	—	(140,666)	—	(164,965)	—	—	(164,965)

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

	Net Realized Gain (Loss) on Derivatives Recognized as a Result from Operations					Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations

	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total
Interest rate risk	$(3,767,928)	$(3,123,235)	$—	$686,757	$(6,204,406)	$(481,480)	$6,618,720	$—	$570,075	$6,707,315

Total	$(3,767,928)	$(2,246,413)	$(232,684)	$364,812	$(5,882,213)	$(481,480)	$6,483,183	$(243,536)	$483,602	$6,241,769

Morningstar Multisector Bond Fund
Credit risk	$—	$128,081	$—	$—	$128,081	$—	$(41,343)	$—	$—	$(41,343)
Foreign exchange rate risk	—	—	(1,870,265)	—	(1,870,265)	—	—	(1,714,270)	—	(1,714,270)

Total	$—	$128,081	$(1,870,265)	$—	$(1,742,184)	$—	$(41,343)	$(1,714,270)	$—	$(1,755,613)

Morningstar Unconstrained Allocation Fund
Foreign exchange rate risk	$—	$—	$663,166	$—	$663,166	$—	$—	$(2,531)	$—	$(2,531)
Interest rate risk	663,882	—	—	—	663,882	(28,823)	—	—	—	(28,823)

Total	$663,882	$—	$663,166	$—	$1,327,048	$(28,823)	$—	$(2,531)	$—	$(31,354)

Morningstar Alternatives Fund
Credit risk	$—	$(25,014)	$—	$—	$(25,014)	$—	$—	$—	$—	$—
Equity risk	—	(1,427,270)	—	1,089,091	(338,179)	188,102	(395,528)	—	(97,274)	(304,700)
Foreign exchange rate risk	—	—	(412,331)	—	(412,331)	—	—	(126,108)	—	(126,108)
Interest rate risk	(168,895)	12,884	—	—	(156,011)	—	10,801	—	—	10,801

Total	$(168,895)	$(1,439,400)	$(412,331)	$1,089,091	$(931,535)	$188,102	$(384,727)	$(126,108)	$(97,274)	$(420,007)
The following tables present the Funds’ gross OTC derivative assets and liabilities by counterparty and contract type net of amounts available for offset under netting arrangements and any related collateral received or posted by the Funds’ as of April 30, 2021.

Morningstar International Equity Fund

Derivative Financial Instruments:	Assets	Liabilities

Forward foreign currency exchange contracts	$118,885	$—

Total gross amount of derivatives in the Statement of Assets and Liabilities	$118,885	$—

Less: Derivatives not subject to MNA or similar agreements	—	—

Total gross amount of derivatives subject to MNA or similar agreement	$118,885	$—

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Northern Trust	$118,885	$—	$118,885	$—	$118,885

Total	$118,885	$—	$118,885	$—	$118,885

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

Morningstar Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities

Forward foreign currency exchange contracts	$201,143	$183,990
Futures contracts	401,890	949,449
Purchased options	1,902,901	—
Written options	—	1,152,596
Total return swaps*	14,894	—
Interest rate swap contracts*	3,582,735	353,666
Credit default swap contracts*	3,315,851	16,004
Inflation swap contracts*	—	159,558
Written swaptions	—	581,253

Total gross amount of derivatives in the Statement of Assets and Liabilities	$9,419,414	$3,396,516

Less: Derivatives not subject to MNA or similar agreements	(8,960,789)	(2,600,287)

Total gross amount of derivatives subject to MNA or similar agreement	$458,625	$796,229

*	The values of swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America(a)	$ 55,986	$(27,889)	$ 28,097	$(28,097)	$ —
Barclays(b)	52,458	(8,501)	43,957	(40,000)	3,957
BNP Paribas	52,178	(52,178)	—	—	—
Citibank(b)	74,429	(24,040)	50,389	(20,006)	30,383
Deutsche Bank	19,418	(19,418)	—	—	—
Goldman Sachs(b)	92,462	(9,798)	82,664	(80,000)	2,664
HSBC(a)	53,095	(10,506)	42,589	(42,589)	—
JPMorgan Chase(b)	30,638	(9,451)	21,187	(10,000)	11,187
Morgan Stanley	19,565	(19,565)	—	—	—
Standard Chartered Bank	4,695	(2,712)	1,983	—	1,983
Toronto-Dominion Bank	2,000	—	2,000	—	2,000
UBS	1,701	(1,701)	—	—	—

Total	$458,625	$(185,759)	$272,866	$(220,692)	$52,174

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America	$ (27,889)	$27,889	$—	$—	$ —
Barclays	(8,501)	8,501	—	—	—
BNP Paribas	(86,276)	52,178	(34,098)	—	(34,098)
Citibank	(24,040)	24,040	—	—	—
Deutsche Bank	(298,587)	19,418	(279,169)	—	(279,169)
Goldman Sachs	(9,798)	9,798	—	—	—
HSBC	(10,506)	10,506	—	—	—
JPMorgan Chase	(9,451)	9,451	—	—	—

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

Morningstar Total Return Bond Fund (continued)

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Morgan Stanley(b)	(296,867)	19,565	(277,302)	277,000	(302)
RBS	(1,144)	—	(1,144)	—	(1,144)
Standard Chartered Bank	(2,712)	2,712	—	—	—
State Street	(9,994)	—	(9,994)	—	(9,994)
UBS(a)	(10,464)	1,701	(8,763)	8,763	—

Total	$(796,229)	$185,759	$(610,470)	$285,763	$(324,707)

(a)

Actual amount of collateral received from Bank of America and HSBC and pledged by the Fund to UBS exceeded the net amount before collateral and is included in “Due from broker” and “Due to broker” respectively, in the Statements of Assets and Liabilities.

(b)

Actual amount of collateral received from Barclays, Citibank, Goldman Sachs and JPMorgan Chase and pledged by the Fund to Morgan Stanley is included in “Due from broker” and “Due to broker” respectively, in the Statements of Assets and Liabilities.

Morningstar Multisector Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$456,698	$686,020
Credit default swap contracts*	51,168	4,888
Total gross amount of derivatives in the Statement of Assets and Liabilities	$507,866	$690,908
Less: Derivatives not subject to MNA or similar agreements	—	—
Total gross amount of derivatives subject to MNA or similar agreement	$507,866	$690,908

*	The values of swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America(a)	$ 69,226	$ (26,034)	$ 43,192	$(20,000)	$ 23,192
Barclays	63,615	(13,965)	49,650	—	49,650
BNP	—	—	—	—	—
Citibank	51,066	(51,066)	—	—	—
Deutsche Bank	173,875	(93,890)	79,985	—	79,985
Goldman Sachs	2,867	(2,867)	—	—	—
HSBC	27,265	(27,265)	—	—	—
JPMorgan Chase	85,571	(85,571)	—	—	—
Morgan Stanley	31,904	(31,904)	—	—	—
Standard Chartered Bank	2,477	(523)	1,954	—	1,954

Total	$507,866	$(333,085)	$174,781	$(20,000)	$154,781

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

Morningstar Multisector Bond Fund (continued)

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Bank of America	$ (26,034)	$26,034	$ —	$ —	$ —
Barclays	(13,965)	13,965	—	—	—
BNP	(489)	—	(489)	—	(489)
Citibank(b)	(170,864)	51,066	(119,798)	119,798	—
Deutsche Bank	(93,890)	93,890	—	—	—
Goldman Sachs	(5,652)	2,867	(2,785)	—	(2,785)
HSBC(b)	(52,703)	27,265	(25,438)	25,438	—
JPMorgan Chase(a)	(157,201)	85,571	(71,630)	50,000	(21,630)
Morgan Stanley	(169,587)	31,904	(137,683)	—	(137,683)
Standard Chartered Bank	(523)	523	—	—	—

Total	$(690,908)	$333,085	$(357,823)	$195,236	$(162,587)

(a)

Actual amount of collateral received from Bank of America and pledged by the Fund to JPMorgan Chase is included in “Due from broker” and “Due to broker” respectively, in the Statements of Assets and Liabilities.

(b)	Actual amount of collateral pledged by the Fund to Citibank and HSBC exceeded the net amount before collateral and is included in “Due to broker” in the Statements of Assets and Liabilities.

Morningstar Unconstrained Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$229,170	$199,783
Futures contracts	1,962	—
Total gross amount of derivatives in the Statement of Assets and Liabilities	$231,132	$199,783
Less: Derivatives not subject to MNA or similar agreements	(1,962)	—
Total gross amount of derivatives subject to MNA or similar agreement	$229,170	$199,783

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Barclays	$ 19,031	$ —	$19,031	$—	$19,031
Citibank	71,197	(45,672)	25,525	—	25,525
Goldman Sachs	61,156	(50,870)	10,286	—	10,286
HSBC	57,622	(57,622)	—	—	—
JPMorgan Chase	18,923	(18,923)	—	—	—
Morgan Stanley	110	(110)	—	—	—
UBS	1,131	(227)	904	—	904

Total	$229,170	$(173,424)	$55,746	$—	$55,746

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

Morningstar Unconstrained Allocation Fund (continued)

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Citibank	$(45,672)	$ 45,672	$ —	$—	$ —
Goldman Sachs	(50,870)	50,870	—	—	—
HSBC	(64,734)	57,622	(7,112)	—	(7,112)
JPMorgan Chase	(22,137)	18,923	(3,214)	—	(3,214)
Morgan Stanley	(10,094)	110	(9,984)	—	(9,984)
National Australia Bank	(6,049)	—	(6,049)	—	(6,049)
UBS	(227)	227	—	—	—

Total	$(199,783)	$173,424	$(26,359)	$—	$(26,359)

Morningstar Alternatives Fund

Derivative Financial Instruments:	Assets		Liabilities

Forward foreign currency exchange contracts	$72,017	$	68,025
Futures contracts	274,806		86,704
Purchased options	136,549		—
Written options	—		182,065
Contracts for difference*	60,370,194		59,180,317
Interest rate swap contracts*	101,190		89,489

Total gross amount of derivatives in the Statement of Assets and Liabilities	$60,954,756		$59,606,600

Less: Derivatives not subject to MNA or similar agreements	(507,643)		(357,245)

Total gross amount of derivatives subject to MNA or similar agreement	$60,447,113		$59,249,355

*	The values of contracts for differences and swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Bank of America	$315	$(315)	$—	$—	$ —
Barclays	12,186,495	(11,883,904)	302,591	—	302,591
Goldman Sachs(a)	9,216,527	(9,012,759)	203,768	(70,000)	133,768
JPMorgan Chase(a)	38,971,763	(38,284,900)	686,863	(560,000)	126,863
Morgan Stanley	72,013	(66,382)	5,631	—	5,631

Total	$60,447,113	$(59,248,260)	$1,198,853	$(630,000)	$568,853

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Bank of America	$ (891)	$ 315	$(576)	$ —	$(576)
Barclays	(11,883,904)	11,883,904	—	—	—
Citibank(b)	(519)	—	(519)	519	—

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure

Goldman Sachs	(9,012,759)	9,012,759	—	—	—
JPMorgan Chase	(38,284,900)	38,284,900	—	—	—
Morgan Stanley	(66,382)	66,382	—	—	—

Total	$(59,249,355)	$59,248,260	$(1,095)	$519	$(576)

(a)	Actual amount of collateral received from Goldman Sachs and JPMorgan Chase is included in “Due from broker” in the Statements of Assets and Liabilities.
(b)	Actual amount of collateral pledged by the Fund to Citibank exceeded the net amount before collateral and is included in “Due to broker” in the Statements of Assets and Liabilities.

For the year ended April 30, 2021, the quarterly average notional values were as follows and are representative of the trading volume of the derivatives held by the Funds.

	Morningstar International Equity Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Unconstrained Allocation Fund	Morningstar Alternatives Fund

Futures Contracts:
Average Notional Balance - Long	$—	$195,873,321	$—	$1,171,424	$24,229,400
Average Notional Balance - Short	—	252,233,129	—	1,306,336	19,747,921
Ending Notional Balance - Long	—	411,829,919	—	—	37,129,471
Ending Notional Balance - Short	—	293,584,231	—	1,673,156	42,336,693

Forward Foreign Currency Exchange Contracts:

Average Settlement Value - Purchased	3,061,161	31,669,622	32,700,316	6,510,151	9,726,051
Average Settlement Value - Sold	—	27,638,772	27,278,524	18,686,124	3,712,388
Ending Settlement Value - Purchased	3,666,856	22,796,781	28,845,899	9,315,125	13,941,966
Ending Settlement Value - Sold	—	22,310,367	29,940,979	25,021,295	4,035,197

Contracts for Difference:

Average Notional Balance - Long	—	—	—	—	1,227,929
Average Notional Balance - Short	—	—	—	—	1,232,185
Ending Notional Balance - Long	—	—	—	—	1,171,834
Ending Notional Balance - Short	—	—	—	—	1,099,201

Total Return Swaps:

Average Notional Balance - Pays Fixed Rate	—	1,952,500	—	—	—
Ending Notional Balance - Pays Fixed Rate	—	2,940,000	—	—	—

Inflation Swaps:

Average Notional Balance - Pays Fixed Rate	—	12,360,825	—	—	—

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

	Morningstar International Equity Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Unconstrained Allocation Fund	Morningstar Alternatives Fund

Inflation Swaps (continued):
Average Notional Balance - Receives Fixed Rate	$—	$7,795,494	$—	$—	$—
Ending Notional Balance - Receives Fixed Rate	—	12,038,901	—	—	—

Interest Rate Swaps:
Average Notional Balance - Pays Fixed Rate	—	142,151,093	—	—	14,672,390
Average Notional Balance - Receives Fixed Rate	—	44,966,317	—	—	7,981,344
Ending Notional Balance - Pays Fixed Rate	—	114,180,966	—	—	31,457,092
Ending Notional Balance - Receives Fixed Rate	—	66,718,106	—	—	22,905,550

Credit Default Swaps:
Average Notional Balance - Buy Protection	—	3,659,113	600,000	—	815,027
Average Notional Balance - Sell Protection	—	69,513,784	—	—	370,230
Ending Notional Balance - Buy Protection	—	4,204,087	2,400,000	—	—
Ending Notional Balance - Sell Protection	—	123,397,000	—	—	—

Options:
Average Notional Balance - Purchased	—	1,593,705,783	472,500	—	3,099,980
Average Notional Balance - Written	—	201,150,421	—	—	1,765,877
Ending Notional Balance - Purchased	—	1,006,917,431	—	—	7,762,103
Ending Notional Balance - Written	—	621,677,770	—	—	2,183,482

Swaptions:
Average Notional Balance - Purchased	—	12,879,265	—	—	—
Average Notional Balance - Written	—	21,419,265	—	—	—
Ending Notional Balance - Written	—	30,000,000	—	—	—

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

8. Federal Income Tax Matters

As of April 30, 2021, the cost and aggregate gross unrealized appreciation (depreciation) of long security positions, short security positions and derivative instruments for federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Morningstar U.S. Equity Fund	$1,298,936,450	$403,693,518	$(2,153,260)	$401,540,258
Morningstar International Equity Fund	862,452,220	219,044,984	(7,313,500)	211,731,484
Morningstar Global Income Fund	241,009,634	34,109,629	(3,081,131)	31,028,498
Morningstar Total Return Bond Fund	912,020,233	15,880,184	(14,061,140)	1,819,044
Morningstar Municipal Bond Fund	408,682,202	12,369,947	(505,088)	11,864,859
Morningstar Defensive Bond Fund	201,847,806	2,468,512	(1,290,141)	1,178,371
Morningstar Multisector Bond Fund	231,246,898	8,441,154	(4,044,224)	4,396,930
Morningstar Unconstrained Allocation Fund	177,047,594	35,713,847	(2,088,219)	33,625,628
Morningstar Alternatives Fund	288,641,382	15,916,147	(12,735,370)	3,180,777

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals, mark to market on credit default swaps, contracts for difference, futures contracts, foreign exchange contracts, passive foreign investment companies (“PFICs”), 305(c) deemed dividends, straddle loss deferrals, investment in interest only (“IO”) securities and contingent payment debt instruments (“CPDIs”), and timing of income recognition from Real Estate Investment Trusts (“REITs”).

As of April 30, 2021, the components of distributable earnings (loss) (excluding paid in capital) on a tax basis were as follows:

Fund	Current Distributable Tax-Exempt Income	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total Accumulated Earnings

Morningstar U.S. Equity Fund	$ —	$75,911,579	$39,084,659	$401,544,468	$ —	$ —	$516,540,706
Morningstar International Equity Fund	—	22,012,866	16,385,543	211,143,078	—	—	249,541,487
Morningstar Global Income Fund	—	4,134,773	2,079,850	31,036,293	—	(1,790)	37,249,126
Morningstar Total Return Bond Fund	—	—	1,710,172	1,818,678	(1,410,071)	(7,251)	2,111,528
Morningstar Municipal Bond Fund	91,710	—	50,045	11,864,859	—	—	12,006,614
Morningstar Defensive Bond Fund	—	1,085,631	785,732	1,178,371	—	(3,461)	3,046,273
Morningstar Multisector Bond Fund	—	1,609,214	—	4,397,961	—	—	6,007,175

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

Fund	Current Distributable Tax-Exempt Income	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total Accumulated Earnings

Morningstar Unconstrained Allocation Fund	$—	$10,444,084	$2,694,087	$33,626,452	$—	$—	$46,764,623
Morningstar Alternatives Fund	—	6,888,279	1,008,945	3,185,152	—	—	11,082,376

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At April 30, 2021, the following reclassification was recorded:

Fund	Accumulated Distributable Earnings (Losses)	Paid-in Capital

Morningstar International Equity Fund	$(938,078)	$938,078
Morningstar Alternatives Fund	5	(5)

The tax character of distributions paid during the fiscal year ended April 30, 2021 were as follows:

	Fiscal Year Ended April 30, 2021

Fund	Tax-Exempt Income	Ordinary Income	Capital Gains	Total Distributions Paid

Morningstar U.S. Equity Fund	$ —	$22,532,718	$7,509,239	$30,041,957
Morningstar International Equity Fund	—	14,646,088	11,457,061	26,103,149
Morningstar Global Income Fund	—	8,679,816	—	8,679,816
Morningstar Total Return Bond Fund	—	23,197,392	7,828,440	31,025,832
Morningstar Municipal Bond Fund	7,243,804	19,743	—	7,263,547
Morningstar Defensive Bond Fund	—	4,895,190	698,565	5,593,755
Morningstar Multisector Bond Fund	—	6,127,676	—	6,127,676
Morningstar Unconstrained Allocation Fund	—	5,273,247	33,568	5,306,815
Morningstar Alternatives Fund	—	6,558,211	726,324	7,284,535

The tax character of distributions paid during the fiscal year ended April 30, 2020 were as follows:

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

	Fiscal Year Ended April 30, 2020
Fund	Tax Exempt Income	Ordinary Income	Capital Gains	Total Distributions Paid

Morningstar U.S. Equity Fund	$ —	$18,559,105	$ 75,419	$18,634,524
Morningstar International Equity Fund	—	17,320,965	58	17,321,023
Morningstar Global Income Fund	—	9,337,742	13,989	9,351,731
Morningstar Total Return Bond Fund	—	25,566,475	417,832	25,984,307
Morningstar Municipal Bond Fund	3,722,036	677,440	17	4,399,493
Morningstar Defensive Bond Fund	—	4,722,041	38	4,722,079
Morningstar Multisector Bond Fund	—	10,125,655	77	10,125,732
Morningstar Unconstrained Allocation Fund	—	2,836,649	—	2,836,649
Morningstar Alternatives Fund	—	3,235,052	7,401	3,242,453

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital loss carry forwards with no expiration will retain their character as either short-term or long-term capital losses.

At April 30, 2021, the Funds had no capital loss carryforwards to offset future capital gains.

For the period subsequent to October 31, 2020, through the fiscal year ended April 30, 2021, the following Fund incurred net capital losses and/or late year ordinary losses for which the Fund intends to treat as having been incurred in the following fiscal year:

Fund

Morningstar Total Return Bond Fund	$1,410,071

9. Principal Risks and Concentrations

Multimanager and Subadviser Selection Risk: To a significant extent, the Funds’ performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.

Foreign Securities Risk: Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic and regulatory risks, and market instability.

Emerging-Markets Risk: Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

Geographic Concentration Risk: To the extent that a Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified equity fund.

Currency Risk: Because some of the Funds invest in foreign securities, changes in currency exchange rates could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.

Interest-Rate Risk: The value of fixed-income securities will typically decline when interest rates rise.

Credit Risk: Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.

Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that a Fund was attempting to hedge or the investment opportunity it was trying to pursue.

Market Risk: The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.

10. Principal Ownership

As of April 30, 2021, the Funds had omnibus accounts owning more than 5% of the total shares outstanding of each Fund as follows:

Fund	Number of Shareholders	% Ownership[1]
Morningstar U.S. Equity Fund	6	99%
Morningstar International Equity Fund	6	99%
Morningstar Global Income Fund	6	98%
Morningstar Total Return Bond Fund	6	97%
Morningstar Municipal Bond Fund	6	99%
Morningstar Defensive Bond Fund	5	91%
Morningstar Multisector Bond Fund	5	93%
Morningstar Unconstrained Allocation Fund	6	98%
Morningstar Alternatives Fund	5	94%

[1]	Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Morningstar Funds Trust     April 30, 2021

Notes to Financial Statements (continued)

Investment activities of these shareholders may have a material effect on the Funds.

11. Line of Credit

The Funds have a $50 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Funds participate and collateral requirements apply, there is no assurance that an individual Fund will have access to the entire $50 million at any particular time. Interest is charged to each Fund based on its borrowings at an amount above the Federal Funds rate. In addition, an administration fee of $10,000 is payable annually and allocated among the Funds based on net assets.

During the year ended April 30, 2021, the Funds made no borrowings against the line of credit.

12. LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

13. Subsequent Events

Management has evaluated subsequent events for the Funds through the date this report was issued and has concluded that no subsequent events occurred which required recognition or disclosure.

Morningstar Funds Trust     April 30, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Morningstar Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Morningstar Funds Trust (comprising the Morningstar U.S. Equity Fund, Morningstar International Equity Fund, Morningstar Global Income Fund, Morningstar Total Return Bond Fund, Morningstar Municipal Bond Fund, Morningstar Defensive Bond Fund, Morningstar Multisector Bond Fund, Morningstar Unconstrained Allocation Fund, and Morningstar Alternatives Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of April 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from November 2, 2018 (commencement of operations) through April 30, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Morningstar Funds Trust at April 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the two years in the period then ended and for the period from November 2, 2018 (commencement of operations) through April 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ ERNST & YOUNG LLP

We have served as the Trust’s auditor since 2018.

Chicago, Illinois

June 29, 2021

Morningstar Funds Trust     April 30, 2021

Fund Expenses (unaudited)

As a shareholder of a series within Morningstar Funds Trust, you incur ongoing costs, including management fees, administration, custody, sub-accounting, trustees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held for the entire period, November 1, 2020 through April 30, 2021.

Actual Expenses

The three columns for each Fund in the table under the “Actual” heading provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the second column for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The last three columns for each Fund in the table under the “Hypothetical (5% return)” heading provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the last three columns for each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

				Actual		Hypothetical (5% return)
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Morningstar U.S. Equity Fund	0.81%	$1,000.00	$1,358.90	$4.74	$1,000.00	$1,020.78	$4.06
Morningstar International Equity Fund	0.89	1,000.00	1,339.40	5.16	1,000.00	1,020.38	4.46
Morningstar Global Income Fund	0.62	1,000.00	1,192.20	3.37	1,000.00	1,021.72	3.11
Morningstar Total Return Bond Fund	0.52	1,000.00	989.70	2.57	1,000.00	1,022.22	2.61
Morningstar Municipal Bond Fund	0.58	1,000.00	1,026.70	2.91	1,000.00	1,021.92	2.91

Morningstar Funds Trust     April 30, 2021

Fund Expenses (unaudited) (continued)

				Actual		Hypothetical (5% return)
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Morningstar Defensive Bond Fund	0.48%	$1,000.00	$1,012.60	$2.40	$1,000.00	$1,022.41	$2.41
Morningstar Multisector Bond Fund	0.79	1,000.00	1,049.80	4.02	1,000.00	1,020.88	3.96
Morningstar Unconstrained Allocation Fund	0.74	1,000.00	1,252.30	4.13	1,000.00	1,021.12	3.71
Morningstar Alternatives Fund	1.14	1,000.00	1,042.80	5.77	1,000.00	1,019.14	5.71

Morningstar Funds Trust     April 30, 2021

Tax Information (unaudited)

LONG-TERM CAPITAL GAIN — The following Funds designated the below amounts as long-term capital gains, pursuant to Section 852(b)(3)(C) of the Code, for the fiscal year ended April 30, 2021:

Fund	Long-Term Capital Gain

Morningstar U.S. Equity Fund	$39,084,659
Morningstar International Equity Fund	16,385,543
Morningstar Global Income Fund	2,079,850
Morningstar Total Return Bond Fund	1,710,172
Morningstar Municipal Bond Fund	50,045
Morningstar Defensive Bond Fund	785,732
Morningstar Unconstrained Allocation Fund	2,694,087
Morningstar Alternatives Fund	1,008,945

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended April 30, 2021 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	Corporate DRD Percentage (%)

Morningstar U.S. Equity Fund	18
Morningstar International Equity Fund	—*
Morningstar Global Income Fund	6
Morningstar Multisector Bond Fund	—*
Morningstar Unconstrained Allocation Fund	2
Morningstar Alternatives Fund	4

* Amount rounds to less than 0.5%

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended April 30, 2021, are designated as “qualified dividend income”, as defined in the Act:

Fund	QDI Percentage (%)

Morningstar U.S. Equity Fund	27
Morningstar International Equity Fund	38
Morningstar Global Income Fund	42
Morningstar Multisector Bond Fund	—*
Morningstar Unconstrained Allocation Fund	13
Morningstar Alternatives Fund	4

* Amount rounds to less than 0.5%

Morningstar Funds Trust     April 30, 2021

Tax Information (unaudited) (continued)

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	Foreign Tax Credit	Foreign Source Income

Morningstar International Equity Fund	$0.02	$0.10

Morningstar Funds Trust     April 30, 2021

Trustees and Officers (unaudited)

Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years

Independent Trustees of the Trust(1)

Theresa Hamacher (1960)	Trustee and Chairperson of the Board since March 2018	President of Versanture Consulting since 2015	9	Calamos Investment Trust from 2015 to 2017

Enrique M. Vasquez (1965)	Trustee since March 2018	Managing Director, Avantax Wealth Management May 2020 to December 2020; President of Wealth Management at Blucora, Inc. June 2019 to May 2020; Owner of Embrace Care, Inc. d/b/a CareBuilders at Home since 2015; President and CEO of Cetera Financial Specialists from 2004 to 2016	9	None

Linda D. Taylor (1952)	Trustee since April 2018	Chairman and Chief Executive Officer of Clifford Swan Investment Counselors January 2010 to June 2020	9	San Pasqual Fiduciary Trust Company Since 2011.

Barry P. Benjamin (1957)	Trustee since July 2018	Partner at PricewaterhouseCoopers LLP from 1991 to 2018; Global Asset and Wealth Management Sector Leader at PricewaterhouseCoopers LLP from 2010 to 2017	9	None

Morningstar Funds Trust     April 30, 2021

Trustees and Officers (unaudited) (continued)

Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years

Interested Trustee of the Trust

Daniel E. Needham(2) (1978)	Trustee President and Principal Executive Officer since 2017	President of Morningstar Inc.’s investment management group, Morningstar Investment Management, LLC and Morningstar Investment Services, LLC since 2015; Chief Investment Officer of Morningstar, Inc.’s investment management group since 2013	9	None

Officers of the Trust

Tracy L. Dotolo (1976)	Principal Financial Officer and Treasurer since March 2018	Fund Principal Financial Officer at Foreside, Inc. since May 2016	N/A	N/A

D. Scott Schilling (1960)	Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Secretary since March 2018	Global Chief Compliance Officer at Morningstar, Inc. from July 2013 to October 2020; Chief Compliance Officer at Morningstar Investment Management, LLC since January 2000; Chief Compliance Officer at Morningstar Investment Services LLC since July 2001; and Chief Compliance Officer at Morningstar Research Services LLC since its inception in November 2016	N/A	N/A

F. Allen Bliss (1965)	Assistant Secretary since March 2018	Associate General Counsel for Morningstar, Inc. since July 2003 and Assistant Corporate Secretary for Morningstar, Inc. since May 2015	N/A	N/A

(1)	The trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (independent trustees).
(2)	Daniel Needham is an “interested person” of the Trust as defined by the 1940 Act because he is an affiliated person of the adviser.

Morningstar Funds Trust     April 30, 2021

Trustees and Officers (unaudited) (continued)

Availability of Additional Information About the Trustees and Officers

The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge, upon request by calling (877) 626-3224.

Morningstar Funds Trust Privacy Policy

PLEASE READ “OTHER IMPORTANT INFORMATION” SECTION BELOW FOR INFORMATION ABOUT MORNINGSTAR FUNDS TRUST ACCESS TO YOUR PERSONAL INFORMATION

Why?

Financial companies can choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand Morningstar Funds Trust access to your personal information.

What?		Personal information includes, but is not limited to:
	▶	Your name, address, phone number, and email address;
	▶	Your social security number or other unique identifier;
	▶	Your account information, such as account balance and transactions (including account transaction history);
	▶	Your demographic information, such as age, income, investment preferences, investment experience, and risk profile.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Trust chooses to share; and whether you can limit this sharing.

		Reasons financial companies can share your personal information	Does Morningstar Funds Trust share?	Can you limit this sharing?

		For our everyday business purposes—such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations.	See “Other Important Information” below.	No

		For our marketing purposes—to offer our products and services.	No	N/A

		For joint marketing with other financial companies.	No	N/A

		For our affiliates’ everyday business purposes—information about your transactions and experiences.	No	N/A

		For our affiliates’ everyday business purposes—information about your creditworthiness.	No	N/A

		For our affiliates to market to you.	No	N/A

		For nonaffiliates to market to you.	No	N/A

Who we are		Who is providing this notice? Morningstar Funds Trust

What we do		How does Morningstar Funds Trust protect your personal information?
Security measures are in place to protect against unauthorized access to, or unauthorized alteration, disclosure or destruction of personal information. Secure data networks are protected by industry standard firewall and password protection systems.

How does Morningstar Funds Trust collect your personal information?
We will collect your personal information if you open an account directly with us or if you gave us your personal information; however, please read the “Other Important Information” section below.

Why can’t you limit sharing?
Federal law gives you the right to limit only:
	▶	sharing for affiliates’ everyday business purposes—information about your creditworthiness;
	▶	affiliates from using your information to market to you;

	▶	sharing for nonaffiliates to market to you. State laws and individual companies’ policies may give you additional rights to limit sharing.
Definitions		Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
	▶	Morningstar Funds Trust’s investment adviser is Morningstar Investment Management LLC, a wholly owned subsidiary of Morningstar, Inc. Morningstar Investment Services LLC, a wholly owned subsidiary of Morningstar Investment Management LLC, is the sponsor of the Morningstar Managed Portfolios advisory service.
Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	▶	The Trust does not share your personal information with nonaffiliates for marketing their services to you.
Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	▶	The Trust does not have such an agreement in place.
Other Important Information		Morningstar Funds Trust (“Morningstar Funds”) are available through investment programs provided by financial institutions (each a “Program”)
Such Programs include, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services certain third-party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants, and solutions provided in model marketplaces. The financial institution’s client’s assets are held at a nonaffiliated custodian (“Custodian”) who report buy/sells of Morningstar Funds shares to the Trust’s transfer agent at an aggregate level (e.g., omnibus). Because of this, under normal circumstances, the Trust does not have personal information of the shareholders of the Morningstar Funds. From time-to-time, Morningstar Funds Trust may seek shareholder’s personal information to fulfill regulatory requirements and/or obligations. In those instances, Morningstar Funds Trust will not make your personal information available to anyone other than the above-mentioned affiliates. Morningstar Funds Trust reserves the right to change this policy at any time by distributing and/or posting a new privacy policy without notice.

Morningstar Funds Trust     April 30, 2021

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)

The Morningstar Funds Trust (the “Trust”) is a Delaware statutory trust organized under the laws of the State of Delaware on March 1, 2017 and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940. The Trust consists of nine (9) series (each series a “Fund”, collectively the “Funds”). Each Fund has an Investment Advisory Agreement with Morningstar Investment Management, LLC (“Morningstar”) and each Fund also has at least one Subadvisory Agreement with a Subadviser to that Fund.

The Funds and their Subadvisers are:

Morningstar U.S. Equity Fund

•	ClearBridge Investments, LLC
•	Diamond Hill Capital Management, Inc.
•	Easterly Investment Partners LLC (formally Levin Easterly Partners LLC)
•	Massachusetts Financial Services Company (d/b/a MFS Investment Management)
•	Wasatch Advisors, Inc.
•	Westwood Management Corp.

Morningstar International Equity Fund

•	Harding Loevner LP
•	Harris Associates L.P.
•	Lazard Asset Management LLC
•	T. Rowe Price Associates, Inc
°	T. Rowe Price International Ltd
°	T. Rowe Price Singapore Private Ltd

Morningstar Global Income Fund

•	Schafer Cullen Capital Management, Inc.

Morningstar Total Return Bond Fund

•	BlackRock Financial Management, Inc.
°	Blackrock International Limited
°	Blackrock (Singapore) Private Limited
•	Western Asset Management Company

Morningstar Municipal Bond Fund

•	T. Rowe Price Associates, Inc.
•	Wells Capital Management, Inc.

Morningstar Defensive Bond Fund

•	First Pacific Advisors, LLC

Morningstar Multisector Bond Fund

•	Franklin Advisers, Inc.
•	Loomis, Sayles & Company, L.P.
•	TCW Investment Management Company LLC

Morningstar Unconstrained Allocation Fund

•	Brandywine Global Investment Management, LLC
•	Lazard Asset Management LLC

Morningstar Alternatives Fund

•	BlackRock Financial Management, Inc.
°	Blackrock International Limited
•	SSI Investment Management, LLC
•	Water Island Capital, LLC

Board Approval/Renewal of the Investment Advisory Agreement and the Subadvisory Agreements

One of the primary responsibilities of the Board of Trustees (the “Board”) of the Trust is to determine whether to renew the Funds’ Investment Advisory Agreement with Morningstar Investment Management, LLC (“Morningstar”) and the Funds’ Subadvisory Agreements (together, the “Agreements”). The Funds’ Investment Advisory Agreement and Subadvisory Agreements were scheduled to expire at the end of April 2021. In March 2021, the Board met to consider whether to renew these Agreements for a one-year period, through April 2022. The Board also considered whether to approve a new Subadvisory Agreement (the “New Subadvisory Agreement”) between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd on behalf of the Morningstar International Equity Fund.

Morningstar Funds Trust     April 30, 2021

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)

The Board decided to renew the Agreements and approve the Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd on behalf of the Morningstar International Equity Fund. This note reviews the factors that the Board considered and discusses its conclusions. This introductory section of this note highlights key considerations in the approval/renewal process. The body of this note, which follows, provides more details of the review process undertaken by and the conclusions reached by the Board.

Key Considerations

While the Board reviewed many factors as part of its decision-making process, the Board would like to highlight two of those factors: fund expenses and investment performance.

•

Fund Expenses – The Board believes that fund expenses are an important factor because they directly affect shareholder returns. The Board noted that one of Morningstar’s investment principles – minimizing costs – is consistent with this view. The Board was encouraged by Morningstar’s commitment to lowering costs to shareholders, notably through its implementation of voluntary expense waivers and expense reimbursements.

In its review of Fund expenses, the Board noted that, for seven of the nine Funds, total expenses and actual management fees paid as a percentage of average net assets were either at or below the median total expenses for a peer group of comparable funds. For the Municipal Bond Fund, total expenses as a percentage of average net assets exceeded the peer group median by 0.005% and actual management fees paid exceeded the peer group median by 0.011%. For the U.S. Equity Fund, total expenses exceeded the peer group median by 0.067% and actual management fees paid exceeded the peer group median by 0.012%.

The Board discussed with Morningstar management plans for increasing assets in the Funds as a way of reducing the total expense levels through economies of scale. The Board concluded that the fees were fair and reasonable. For more information, see “Fund Expenses” below. Information about the peer groups can be found below under “Renewal of the Agreements.”

•

Investment Performance – Fund performance was also very important to the Board. In evaluating performance, the Board looked at each Fund’s performance relative to other funds with the same investment objective, its performance relative to an index benchmark, and its risk-adjusted performance. The Board also considered the limited performance history of the Funds. Performance as compared to peer funds for calendar 2020 was mixed:

°	The Total Return Bond Fund performed in the best performing quintile of its category (i.e., 1st out of 5 performing quintiles, with 1st quintile being the best performing quintile);

°	The Defensive Bond Fund and the Unconstrained Allocation Fund performed in the second-best performing quintile of their categories (i.e., 2nd out of 5 performing quintiles);

°	The Alternatives Fund, International Equity Fund and Multisector Bond Fund performed in the middle quintile of their categories (i.e., 3rd out of 5 performing quintiles);

°	The Global Income Fund and the Municipal Bond Fund performed in the second-lowest performing quintile of their peer groups (i.e., 4th out of 5 performing quintiles); and

Morningstar Funds Trust     April 30, 2021

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)

°	The U.S. Equity Fund performed in the lowest-performing quintile of its category (i.e., 5th out of 5 performing quintiles).

The Board focused on those Funds with underperformance and extensively discussed the underperformance with Morningstar. The Board noted that Marta Norton, a portfolio manager for certain of the Funds, had been promoted to Chief Investment Officer, Americas, of Morningstar in the third quarter of 2020. The Board also reviewed and noted other personnel changes and enhancements to the investment processes. The Board did not believe that any additional changes with respect to these Funds were warranted at the time, especially considering the limited performance history of the Funds, and noted that it would continue to monitor future performance.

For more information, including a discussion of the performance of individual Funds, see “Investment Performance” below.

The Board invites comments from shareholders on this disclosure and how it may be enhanced. Shareholders may email the Board with their suggestions at BoardofTrustees.MorningstarFundsTrust@morningstar.com

Note Regarding Diversity, Equity and Inclusion Matters

At the Board’s direction, Morningstar added diversity, equity and inclusion questions to the questionnaires presented to the Subadvisers as part of Morningstar’s evaluation process. The Board also posed the same questions to Morningstar as part of its evaluation of Morningstar. The Board took into account responses to these questions as part of its decision-making process.

Renewal/Approval of the Agreements

At a Board of Trustees meeting on March 10, 2021, the Board unanimously approved the renewal of the Agreements and the New Subadvisory Agreement. The Board determined that the Agreements and the New Subadvisory Agreement, including the investment advisory and subadvisory fees in the agreements, were fair and reasonable.

Prior to making these approvals, the Board considered materials and presentations related to the Agreements. Among the topics addressed in these materials and presentations were:

•	The services that Morningstar and each Subadviser provided and would provide to each Fund.

•	Morningstar’s investment management operations.

•	The investment approach for each Fund and whether this investment approach was being followed by Morningstar and each Subadviser.

•	The due diligence conducted on each Subadviser by Morningstar, and Morningstar’s reasons for recommending the retention of each Subadviser and Subadvisory Agreement.

•	The due diligence conducted by the Trust’s Chief Compliance Officer with regard to compliance programs and capabilities of Morningstar and each Subadviser.

Morningstar Funds Trust     April 30, 2021

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)

•	The services that the custodian, fund administrator, transfer agent and distributor provided and would provide to each Fund.

•	The fees paid and to be paid to service providers to each Fund, including Morningstar and each Subadviser.

•	The expense ratio for each Fund, reflecting both the fees paid and to be paid to service providers and expenses incurred and to be incurred directly by each Fund.

•	Expense limitation arrangements, to be achieved by fee waivers and expense reimbursements by Morningstar.

The information obtained by the Board during the renewal process included a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent analyst. The analysis in the report was based on data from Lipper, Inc.

The report from Broadridge analyzed each Fund’s performance and risk relative to all other funds with a similar investment objective. The analysis covered performance for the calendar year 2020.

In addition, the report analyzed each Fund’s expenses relative to a smaller group of comparable funds selected by Broadridge. These “peer groups” of comparable funds were composed of funds with similar investment objectives that were distributed in a similar manner to the Funds (e.g., funds with similar distribution platforms and that are sold as part of a multi-asset solution program).

Because these peer groups contained a limited number of funds, the Board requested that Broadridge prepare “supplemental peer groups” that included funds that are available outside of multi-asset solution programs and received the results of these supplemental peer groups. As a general matter, the “supplemental peer groups” were not significantly larger than the original peer groups and the quintile rankings for the Funds in the original peer groups as compared to the rankings in the supplemental peer groups were very similar. As such, the information presented under “Fund Expenses” below is from the original peer group.

The Board noted meaningful differences between the peer groups and the Funds. Specifically, some of the funds in the peer groups have a larger asset base and longer performance history than the Funds. In addition, some of the funds in the peer groups are distributed through propriety sales channels, while the Funds are distributed through non-proprietary channels and as part of an investment advisory solution offered by financial institutions. Despite these differences, the Board concluded that the Broadridge report was helpful in the review process.

In addition, the Board’s deliberations were also informed by the meetings that the Board had held since the prior renewal of the Agreements in 2020 with representatives of Morningstar, certain Subadvisers and the Trust’s Chief Compliance Officer.

Throughout the approval process, the Independent Trustees received assistance from independent counsel. The Independent Trustees met separately with independent counsel. More information about the Independent Trustees and their role is available at https://www.morningstar.com/company/morningstar-funds-governance.

Morningstar Funds Trust     April 30, 2021

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)

Factors Considered

In making their determination, the Board considered multiple factors. The Board did not quantify or assign relative weights to the factors. Each member of the Board may have assigned different weights to the factors.

The factors considered included:

•	The investment performance of each Fund and the performance of Morningstar and each Subadviser in achieving this performance.

•	Whether each Fund had operated in accordance with its investment objective.

•	The fairness of the compensation under the Investment Advisory Agreement and Subadvisory Agreements.

•	The expense ratio to be borne by shareholders, considering the combined effect of the pricing structure of each Fund and existing fee waivers and expense reimbursements.

•	Morningstar’s investment principles.

•	The nature, extent and quality of services that Morningstar and each Subadviser provided and would be expected to provide to each Fund.

•

The background, experience, personnel, operations, technology, policies, procedures and compliance functions of Morningstar and each Subadviser, including their experience as managers of other funds and accounts, their investment management approaches and resources, their financial condition and their reputation in the industry.

•	The compatibility of each Subadviser’s operations, policies, procedures and compliance functions with those of Morningstar and other service providers to the Funds.

•

The Trust’s Chief Compliance Officer’s review of the compliance programs and capabilities of Morningstar and of each Subadviser, including the policies and procedures in place to address actual and potential conflicts of interest.

•	Morningstar’s risk management program, especially those aspects of the program related to selecting and overseeing the Subadvisers to each Fund.

•	The use of derivatives and other complex instruments to carry out each Fund’s investment goals.

•	Each Subadviser’s risk management program.

•	Profitability matters and economies of scale.

The following discussion reviews some of the primary components of the Board’s decision to approve the renewal of the Agreements and approve the New Subadvisory Agreement. This discussion is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.

Services Provided

Morningstar Funds Trust     April 30, 2021

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)

The Board reviewed each Fund’s investment goal, Morningstar’s and each Subadviser’s investment strategy to achieve that goal, and Morningstar’s and each Subadviser’s success in achieving, and ability to continue to achieve, that investment strategy.

The Board considered Morningstar’s investment principles, as well as Morningstar’s values and culture. They concluded that the principles were consistent with shareholder interests and, in light of Morningstar’s values and culture, believe Morningstar has, and will continue to be able to, manage the Funds in a manner consistent with those principles.

The Board took note of Morningstar’s responsibilities as the investment adviser to each Fund which include:

•	Performance of due diligence of each Subadviser’s risk management, operations, trading activities, technology and financial condition.

•	Oversight and monitoring of the day-to-day investment activities of the Subadvisers and the ongoing assessment of their performance.

•	Portfolio construction for each Fund, involving asset allocation among Subadvisers, exchange-traded funds, cash and other investments.

•	Provision of investment oversight in certain instances.

•	Risk management.

•	Oversight and monitoring of the Subadvisers’ compliance with the investment mandate, compliance policies and procedures and federal securities laws.

•	Reporting to the Board.

•	The implementation of the Board’s directives with regard to the Funds.

With respect to the services provided by the Subadvisers, the Board took note of the responsibilities that each Subadviser has with respect to the portion of a Fund’s assets allocated to the Subadviser by Morningstar. These responsibilities include implementing the investment strategies for that portion of each Fund’s assets and ensuring compliance with the investment policies and limitations. The Board considered the performance of the Subadvisers in managing the Funds. The Board considered Morningstar’s rationale for recommending the continued retention of each Subadviser.

The Board considered other investment advisory services offered by Morningstar and each Subadviser; the Board reviewed the allocation of assets and expenses among these services, as well as their fees, the reasons for differences in fees and any potential conflicts in connection with providing these services.

Based on their review, the Board was satisfied with the nature, extent and quality of the overall services provided and to be provided by Morningstar and each Subadviser. The Board was confident in the abilities of Morningstar and each Subadviser to continue to implement the respective investment strategy and to continue to provide quality services to each Fund.

Morningstar Funds Trust     April 30, 2021

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)

Investment Performance

Fund performance was also very important to the Board. In evaluating performance, the Board looked at each Fund’s performance relative to other funds with the same investment objective, its performance relative to its index benchmark, and its risk-adjusted performance. The Board also considered the limited performance history of the Funds.

The Board also considered whether each Fund had operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance. The Board took into account discussions at Board meetings since the Board’s prior renewal of the Agreements in 2020 with representatives of Morningstar about Fund investment performance.

In addition to reviewing absolute and relative Fund performance, the Board periodically considers the appropriateness of Fund performance metrics in evaluating the results achieved. The Board periodically reviews the performance benchmarks for each Fund recommended by Morningstar and the process used by Morningstar to develop its benchmark recommendations; the Board also periodically reviews how these benchmarks are used to evaluate the performance of each Fund, of Morningstar and of each Subadviser.

A summary of the Board’s review of each Fund’s performance follows:

Morningstar Alternatives Fund – The Fund had total returns in the middle performing quintile of multialternative funds (i.e., 3rd out of 5 quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2020 and total returns in the second-lowest performing quintile of multialternative funds for the two-year period ended December 31, 2020. The Fund outperformed its benchmark of the Morningstar U.S. Cash T-Bill TR USD in both of these periods. The Fund’s Sharpe Ratio for the one-year period ended December 31, 2020 was in the second-best performing quintile. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Defensive Bond Fund – The Fund had total returns in the second-best performing quintile of short-term bond funds (i.e., 2nd out of 5 quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2020 and total returns in the second-lowest performing quintile of short-term bond funds for the two-year period ended December 31, 2020. The Fund underperformed its benchmark of the Bloomberg Barclays U.S. Aggregate 1-3 Year Index in both of these periods. The Fund’s Sharpe Ratio was in the best performing quintile for the one-year period ended December 31, 2020. The Board noted the improvement in relative performance as compared to last year. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Global Income Fund – The Fund had total returns in the second-lowest performing quintile of world allocation funds (i.e., 4th out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2020 and total returns in the middle performing quintile of world allocation funds for the two-year period ended December 31, 2020. The Fund’s Sharpe Ratio was in the second-lowest performing quintile for the one-year period ended December 31, 2020. The Fund also

Morningstar Funds Trust     April 30, 2021

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)

underperformed its benchmark of the Morningstar Global Income Blended Index for both of these periods. The Board discussed with Morningstar the reasons for the relative underperformance, which was due to the underperformance of the Fund’s only Subadviser and the Fund’s ETF holdings. Morningstar noted to the Board the potential of adding another subadviser to the Fund. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar International Equity Fund – The Fund had total returns in the middle performing quintile of foreign large blend funds (i.e., 3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2020 and total returns in the middle performing quintile of foreign large blend funds for the two-year period ended December 31, 2020. The Fund underperformed its benchmark of the Morningstar Global Markets Ex-U.S. Index (net) for both of these periods. The Fund’s Sharpe Ratio was in the middle performing quintile for the one-year period ended December 31, 2020. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Multisector Bond Fund – The Fund had total returns in the middle performing quintile of multisector bond funds (i.e., 3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2020 and total returns in the middle performing quintile of multisector bond funds for the two-year period ended December 31, 2020. The Fund’s Sharpe Ratio was in the middle performing quintile for the one-year period ended December 31, 2020. The Fund outperformed its benchmark of the Morningstar Multisector Bond Blended Index for the one-year period ended December 31, 2020 but underperformed this benchmark for the two-year period ended December 31, 2020. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Municipal Bond Fund – The Fund had total returns in the second-lowest performing quintile of muni national intermediate funds (i.e., 4th out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one- and two-year periods ended December 31, 2020. The Fund, however, outperformed its benchmark of the Morningstar Municipal Bond Blended Index for both of these periods. The Fund’s Sharpe Ratio was in the middle performing quintile for the one-year period ended December 31, 2020. The Board discussed with Morningstar the reasons for the relative underperformance. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Total Return Bond Fund – The Fund had total returns in the best performing quintile of intermediate core bond funds (i.e., 1st out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one- and two-year periods ended December 31, 2020. The Fund outperformed its benchmark of the Bloomberg Barclays U.S. Aggregate Bond Index for both of these periods. The Fund’s Sharpe Ratio was in the second-lowest performing quintile one-year period ended December 31, 2020. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Funds Trust     April 30, 2021

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)

Morningstar Unconstrained Allocation Fund – The Fund had total returns in the second-best performing quintile of world allocation funds (i.e., 2nd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2020 and total returns in the middle performing quintile of world allocation funds for the two-year period ended December 31, 2020. The Fund, however, underperformed its benchmark of the Morningstar Unconstrained Allocation Blended Index for both of these periods. The Fund’s Sharpe Ratio was in the middle performing quintile for the one-year period ended December 31, 2020. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar U.S. Equity Fund – The Fund had total returns in the lowest performing quintile of large blend funds (i.e., 5th out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one- and two-year periods ended December 31, 2020. The Fund underperformed its benchmark of the Morningstar U.S. Market Index for both of these periods. The Fund’s Sharpe Ratio was in the second-lowest performing quintile for the one-year period ended December 31, 2020. The Board noted the magnitude of the underperformance and discussed with Morningstar the reasons for the underperformance, which primarily were the positioning of the portfolio towards value stocks and the all-cap nature of the portfolio. As part of these discussions, the Board discussed with Morningstar the current positioning of the Fund given current and expected market conditions.

Morningstar also discussed with the Board potential alternatives if underperformance continues. Given Morningstar’s response to the underperformance, the personnel changes noted earlier and considering the limited performance history of the Fund, the Board did not believe that any changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

The Cost of Services

The Board considered the cost of the services provided and to be provided and the profits or losses realized by Morningstar and each Subadviser from a relationship with the Funds.

As requested by the Board, Morningstar provided profitability information for each Fund, as well as aggregate profitability information for all of the Funds, using a revenue and cost allocation methodology that was reviewed and discussed with the Board.

The Board noted that each Fund had incurred considerable expenses since its formation and that these expenses were largely absorbed by Morningstar through fee waivers and expense reimbursements. Beyond the waiver and reimbursement agreements, Morningstar paid certain start-up costs that otherwise could have been borne by the Funds.

The Board also considered the fees charged by Morningstar to other clients. The Board noted that Morningstar charges lower fees to some other clients but that the services provided to those accounts are not similar. Morningstar reviewed with the Board the broader scope of services it provides to the Funds, including management of cash flows as a result of redemptions and purchases, oversight of service providers, preparation of annual registration statement updates, preparation of financial information, and compliance

Morningstar Funds Trust     April 30, 2021

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)

with federal and state laws and regulations. These services require a higher level of infrastructure, including personnel, office space, technology and legal support. Morningstar also highlighted the significant business, reputational and other risks associated with launching, sponsoring and maintaining the Funds.

The Board noted that Morningstar does not have an affiliated entity providing transfer agent, custodial, broker-dealer, fund administration or other services to the Funds. Therefore, Morningstar does not generate additional fees for itself through Fund services provided by related entities. The lack of supplemental sources of revenue was a significant factor to the Trustees.

With regard to the Subadvisers, the Board noted that the subadvisory fees are paid to each Subadviser by Morningstar and are not additional fees borne by each Fund. These fees were the product of arms-length negotiations between Morningstar and each Subadviser. As a result, the costs of the services and the profits of the Subadvisers from their relationships with the Funds were not a material factor in the Board’s consideration of the Subadvisory Agreements.

The Board considered other actual and potential benefits (often called “fall-out benefits”) that accrue to Morningstar and each of the Subadvisers from managing the Funds. These benefits include the acquisition and use of research services by the Subadvisers with commissions generated by the Funds (known as “soft dollar” arrangements). The Board noted that soft dollar arrangements may result in the Funds bearing costs to purchase research that may be used by the Subadvisers with other clients and may reduce the Subadvisers’ expenses. The Board also considered reviews undertaken by the Trust’s Chief Compliance Officer concluding that these arrangements are consistent with regulatory requirements. The Board noted that Morningstar itself does not use soft dollar arrangements.

The Board considered the substantial costs incurred by Morningstar related to the launch of the Funds and, while Morningstar’s revenues increased over the past year, the Board was satisfied that the profitability was not excessive as Morningstar did not generate profits (after taking corporate expenses allocated to Fund operations) with respect to the operations of any of the Funds.

Fund Expenses

The Board believes that fund expenses are an important factor because they directly affect shareholder returns. In reviewing fund expenses, the Board placed emphasis on total expenses as a percentage of assets (after fee waivers and expense reimbursements by Morningstar) because they represent the total costs to shareholders of investing in the Funds. However, the Board also considered the components of total expenses, namely the actual management fee paid (after fee waivers and expense reimbursements by Morningstar), transfer agent expenses, custodial expenses and other expenses. The Board also reviewed, but placed less emphasis on, the contractual management fee before waivers and expense reimbursements.

The Board noted that one of Morningstar’s investment principles for investment management is minimizing costs. In this regard, the Board was encouraged by Morningstar’s commitment to lowering costs to shareholders, notably through its implementation of fee waivers and expense reimbursements by Morningstar.

Morningstar Funds Trust     April 30, 2021

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)

In its review of Fund expenses, the Board noted that, for seven of the nine Funds, total expenses and actual management fees paid as a percentage of average net assets were either at or below the median total expenses for a peer group of comparable funds. For the Municipal Bond Fund, total expenses as a percentage of average net assets exceeded the peer group median by 0.005% and actual management fees paid exceeded the peer group median by 0.011%. For the U.S. Equity Fund, total expenses exceeded the peer group median by 0.067% and actual management fees paid exceeded the peer group median by 0.012%. The Board discussed with Morningstar management plans for increasing assets in the Funds as a way of reducing the total expense levels through economies of scale.

The Board noted that, for seven of the nine Funds, the actual management fees as a percentage of average net assets paid to Morningstar were either at or below the median actual management fees for the peer group of comparable funds. For one of these Funds, the Municipal Bond Fund, the actual management fees paid exceeded the peer group median by 0.011%. For the U.S. Equity Fund, the actual management fees paid exceeded the peer group median by 0.012%.

Based upon its consideration of all these factors, the Trustees determined that the investment advisory and subadvisory fee structure for each Fund was fair and reasonable.

Economies of Scale

The Board considered economies of scale that may be realized by Morningstar and each Subadviser as each Fund grows larger and the extent to which these economies would be shared with each Fund’s shareholders, including through increased services to the Funds, through expense limitation arrangements, or through fee or expense ratio reductions (such as breakpoints in the fee schedule). The Board noted that Morningstar implemented an expense limitation arrangement which has been and will continue to be re-evaluated periodically.

The Board concluded that economies of scale were not a significant factor with regard to the management fee at this time given the current assets in the Funds and the limited operating history of the Funds and that the expense limitation arrangement is in effect.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Board—including a majority of the Independent Trustees with the assistance of independent counsel—approved the renewal of the Agreements and approved the New Subadvisory Agreement and concluded that the investment advisory and subadvisory fee structure provided for in the agreements was fair and reasonable.

Morningstar Funds Trust     April 30, 2021

Additional Information

Proxy Voting Policies and Proxy Voting Record

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser, which, in turn, has delegated such responsibility to the subadvisers. Each subadviser will vote such proxies in accordance with its proxy policies and procedures, which are available, free of charge, by calling 877-626-3224. Information about how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (1) without charge, upon request, by call 877-626-3224 and (2) on the SEC’s website at http://sec.gov.

Form N-PORT Disclosure

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT (and its predecessor form, Form N-Q) filings are available on the SEC’s website at http://www.sec.gov.

Morningstar Funds Trust is available to citizens or legal residents of the United States or its territories through model portfolios designed and maintained by a financial institution including the

Adviser.

Adviser Morningstar Investment Management LLC

22 West Washington Street

Chicago, Illinois 60602

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Prospectus

Please go to http://connect.rightprospectus.com/Morningstar to access the Morningstar Funds Trust prospectus.

Shareholder Rights

When you buy shares in a fund of the Morningstar Funds Trust, you become a shareholder of that fund. As a shareholder, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests. The Board of Trustees for the Morningstar Funds Trust is committed to representing your interests as well as implementing and maintaining sound fund governance principles. To learn more about the Board of Trustees please go to https://www.morningstar.com/company/morningstar-funds-governance.

This report is general information for the shareholders of the Morningstar Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Views, opinions, portfolio holdings and other information expressed or noted herein are as of the end of the reporting period and are subject to change. Such views and opinions are not to be viewed as investment advice.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer (if any) and any other officers serving similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(f)	A copy of the Trust’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Barry P. Benjamin and Theresa Hamacher are the “audit committee financial experts” and are “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $360,000 in 2021 and $300,000 in 2020.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2021 and $0 in 2020.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for RIC tax compliance and diversification review and tax return review are $181,700 in 2021 and $242,850 in 2020.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2021 and $0 in 2020.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on March 9, 2018, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for services rendered to the registrant and service affiliates for the last fiscal year was $181,700 in 2021 and $242,850 in 2020.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morningstar Funds Trust

By	/s/ Daniel E. Needham
Daniel E. Needham, President
(Principal Executive Officer)

Date: July 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Daniel E. Needham
Daniel E. Needham, President
(Principal Executive Officer)

Date: July 7, 2021

By	/s/ Tracy L. Dotolo
Tracy L. Dotolo, Treasurer
(Principal Financial Officer)

Date: July 7, 2021